      Filed with the Securities and Exchange Commission on April 8, 2015
                                                    REGISTRATION NO. 333-162673
                                           INVESTMENT COMPANY ACT NO. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 22
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              J. MICHAEL LOW, ESQ
                      LEWIS BRISBOIS BISGAARD & SMITH LLP
         PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700
                            PHOENIX, ARIZONA 85012
                                (602) 385-7854
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on            pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on            pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

(For Annuities purchased prior to February 25, 2013)

Flexible Premium Deferred Annuities


PROSPECTUS: APRIL 30, 2015

This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Each Annuity or certain of its investment options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.


THE SUB-ACCOUNTS

The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
- see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF
THE/ SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM


Prospectus dated: April 30, 2015      Statement of Additional Information dated: April 30, 2015

                          VARIABLE INVESTMENT OPTIONS


Advanced Series Trust                                             AST Neuberger Berman Core Bond Portfolio/3/
   AST Academic Strategies Asset Allocation Portfolio/1/          AST Neuberger Berman Mid-Cap Growth Portfolio/3/
   AST Advanced Strategies Portfolio/1/                           AST Neuberger Berman/LSV Mid-Cap Value Portfolio/3/
   AST AQR Emerging Markets Equity Portfolio/4/                   AST New Discovery Asset Allocation Portfolio/1/
   AST AQR Large-Cap Portfolio/4/                                 AST Parametric Emerging Markets Equity Portfolio/3/
   AST Balanced Asset Allocation Portfolio/1/                     AST PIMCO Limited Maturity Bond Portfolio/3/
   AST BlackRock Global Strategies Portfolio/1/                   AST Preservation Asset Allocation Portfolio/1/
   AST BlackRock iShares ETF Portfolio/1/                         AST Prudential Core Bond Portfolio/3/
   AST BlackRock/Loomis Sayles Bond Portfolio/3/                  AST Prudential Growth Allocation Portfolio/1/
   AST Bond Portfolio 2017/2/                                     AST QMA Emerging Markets Equity Portfolio/4/
   AST Bond Portfolio 2018/2/                                     AST QMA Large-Cap Portfolio/4/
   AST Bond Portfolio 2019/2/                                     AST QMA US Equity Alpha Portfolio/3/
   AST Bond Portfolio 2020/2/                                     AST Quantitative Modeling Portfolio/4/
   AST Bond Portfolio 2021/2/                                     AST RCM World Trends Portfolio/1/
   AST Bond Portfolio 2022/2/                                     AST Schroders Global Tactical Portfolio/1/
   AST Bond Portfolio 2023/2/                                     AST Schroders Multi-Asset World Strategies Portfolio/1/
   AST Bond Portfolio 2024/2/                                     AST Small-Cap Growth Portfolio/3/
   AST Bond Portfolio 2025/2/                                     AST Small-Cap Growth Opportunities Portfolio/3/
   AST Bond Portfolio 2026/2/                                     AST Small-Cap Value Portfolio/3/
   AST Boston Partners Large-Cap Value Portfolio/3/               AST T. Rowe Price Asset Allocation Portfolio/1/
   AST Capital Growth Asset Allocation Portfolio/1/               AST T. Rowe Price Equity Income Portfolio/3/
   AST ClearBridge Dividend Growth Portfolio/3/                   AST T. Rowe Price Growth Opportunities Portfolio/4,6/
   AST Cohen & Steers Realty Portfolio/3/                         AST T. Rowe Price Large-Cap Growth Portfolio/3/
   AST Defensive Asset Allocation Portfolio/1/                    AST T. Rowe Price Natural Resources Portfolio/3/
   AST FI Pyramis(R) Asset Allocation Portfolio/1,5/              AST Templeton Global Bond Portfolio/3/
   AST FI Pyramis(R) Quantitative Portfolio/1,5/                  AST Wellington Management Hedged Equity Portfolio/1/
   AST Franklin Templeton Founding Funds Allocation               AST Western Asset Core Plus Bond Portfolio/3/
   Portfolio*/,1/                                                 AST Western Asset Emerging Markets Debt Portfolio/4/
   AST Franklin Templeton Founding Funds Plus
Portfolio/1/
   AST Global Real Estate Portfolio/3/
   AST Goldman Sachs Large-Cap Value Portfolio/3/
   AST Goldman Sachs Mid-Cap Growth Portfolio/3/
   AST Goldman Sachs Multi-Asset Portfolio/1/
   AST Goldman Sachs Small-Cap Value Portfolio/3/
   AST Herndon Large-Cap Value Portfolio/3/
   AST High Yield Portfolio/3/
   AST International Growth Portfolio/3/
   AST International Value Portfolio/3/
   AST Investment Grade Bond Portfolio/2/
   AST J.P. Morgan Global Thematic Portfolio/1/
   AST J.P. Morgan International Equity Portfolio/3/
   AST J.P. Morgan Strategic Opportunities Portfolio/1/
   AST Jennison Large-Cap Growth Portfolio/3/
   AST Large-Cap Value Portfolio/3/
   AST Legg Mason Diversified Growth Portfolio/4,6/
   AST Loomis Sayles Large-Cap Growth Portfolio/3/
   AST Lord Abbett Core Fixed Income Portfolio/3/
   AST MFS Global Equity Portfolio/3/
   AST MFS Growth Portfolio/3/
   AST MFS Large-Cap Value Portfolio/3/
   AST Mid-Cap Value Portfolio/3/
   AST Money Market Portfolio/3/
*  This variable investment option is no longer
   available for new investments, with limited
   exceptions. Please see "Investment Options" later in
   this prospectus for details.
(1)Available with all living and death benefits.
(2)The variable investment option is not available for
   allocation of Purchase Payments or contract owner
   transfers.
(3)Not available with HDI v2.1 and 2.0 Suite of benefits.
(4)Not available if you purchase any optional benefit.
(5)Pyramis is a registered service mark of FMR LLC. Used
   with permission.
(6)Not available with the X Series product.

                                   CONTENTS

GLOSSARY OF TERMS....................................................................  1
SUMMARY OF CONTRACT FEES AND CHARGES.................................................  3
EXPENSE EXAMPLES..................................................................... 13
SUMMARY.............................................................................. 14
INVESTMENT OPTIONS................................................................... 17
   VARIABLE INVESTMENT OPTIONS....................................................... 17
   LIMITATIONS WITH OPTIONAL BENEFITS................................................ 23
   MARKET VALUE ADJUSTMENT OPTIONS................................................... 25
   RATES FOR MVA OPTIONS............................................................. 25
   MARKET VALUE ADJUSTMENT........................................................... 26
   LONG-TERM MVA OPTIONS............................................................. 26
   DCA MVA OPTIONS................................................................... 26
   GUARANTEE PERIOD TERMINATION...................................................... 26
FEES, CHARGES AND DEDUCTIONS......................................................... 28
   MVA OPTION CHARGES................................................................ 30
   ANNUITY PAYMENT OPTION CHARGES.................................................... 30
   EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES......................................... 30
PURCHASING YOUR ANNUITY.............................................................. 32
   REQUIREMENTS FOR PURCHASING THE ANNUITY........................................... 32
   PURCHASE CREDITS UNDER THE X SERIES............................................... 33
   DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY.................................. 34
   RIGHT TO CANCEL................................................................... 35
   SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................... 35
   SALARY REDUCTION PROGRAMS......................................................... 36
MANAGING YOUR ANNUITY................................................................ 37
   CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................... 37
MANAGING YOUR ACCOUNT VALUE.......................................................... 39
   DOLLAR COST AVERAGING PROGRAMS.................................................... 39
   6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE 6 OR 12 MONTH DCA PROGRAM)....... 39
   AUTOMATIC REBALANCING PROGRAMS.................................................... 40
   FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS............. 40
   RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS.............................. 41
ACCESS TO ACCOUNT VALUE.............................................................. 43
   TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................... 43
   TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES.................... 43
   FREE WITHDRAWAL AMOUNTS........................................................... 43
   SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD............. 44
   SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE.... 45
   REQUIRED MINIMUM DISTRIBUTIONS.................................................... 45
SURRENDERS........................................................................... 47
   SURRENDER VALUE................................................................... 47
   MEDICALLY-RELATED SURRENDERS...................................................... 47

                                      (i)

ANNUITY OPTIONS...............................................................................  48
LIVING BENEFITS...............................................................................  50
   HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT.................................................  51
   SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT.........................................  62
   HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT........................  70
   SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT................  79
   GUARANTEED RETURN OPTION PLUS II (GRO PLUS II).............................................  88
   HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)......................................  92
DEATH BENEFITS................................................................................  97
   TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT..................................................  97
   EXCEPTIONS TO AMOUNT OF DEATH BENEFIT......................................................  97
   SPOUSAL CONTINUATION OF ANNUITY............................................................  98
   PAYMENT OF DEATH BENEFITS..................................................................  98
   BENEFICIARY CONTINUATION OPTION............................................................  99
VALUING YOUR INVESTMENT....................................................................... 101
   VALUING THE SUB-ACCOUNTS................................................................... 101
   PROCESSING AND VALUING TRANSACTIONS........................................................ 101
TAX CONSIDERATIONS............................................................................ 103
OTHER INFORMATION............................................................................. 112
   PRUCO LIFE AND THE SEPARATE ACCOUNT........................................................ 112
   LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS............................................... 114
   DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE............................................ 115
   FINANCIAL STATEMENTS....................................................................... 117
   INDEMNIFICATION............................................................................ 117
   LEGAL PROCEEDINGS.......................................................................... 117
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 118
   HOW TO CONTACT US.......................................................................... 118
APPENDIX A - ACCUMULATION UNIT VALUES......................................................... A-1
APPENDIX B - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............... B-1
APPENDIX C - HIGHEST DAILY LIFETIME 6 PLUS INCOME, HIGHEST DAILY LIFETIME 6 PLUS INCOME
  WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME -
  offered for sale: March 15, 2010 to January 23, 2011........................................ C-1
APPENDIX D - HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME WITH LIFETIME
  INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME - offered for sale:
  January 24, 2011 to August 19, 2012......................................................... D-1
APPENDIX E - HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH
  LIFETIME INCOME ACCELERATOR, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST
  DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY
  LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT - offered for sale: August 20, 2012 to
  February 24, 2013........................................................................... E-1
APPENDIX F - OPTIONAL DEATH BENEFITS - offered for sale: March 15, 2010 to February 24, 2013.. F-1
APPENDIX G - FORMULA FOR GRO PLUS II.......................................................... G-1
APPENDIX H - MVA FORMULAS..................................................................... H-1
APPENDIX I - FORMULA FOR HIGHEST DAILY GRO II................................................. I-1

                                     (ii)

APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME INCOME v2.1 SUITE, HIGHEST DAILY LIFETIME
  INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS
  SUITE OF LIVING BENEFITS................................................................ J-1

                                     (iii)

                               GLOSSARY OF TERMS


We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using any applicable MVA.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.


Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.


Annuitant: The natural person upon whose life annuity payments made to the Owner are based.


Annuitization: Annuitization is the process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.


Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Dollar Cost Averaging ("DCA") MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Guarantee Period: The period of time during which we credit a fixed rate of interest to an MVA Option.

Investment Option: A Sub-account or MVA Option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Market Value Adjustment ("MVA"): A positive or negative adjustment used to determine the Account Value in an MVA Option.

Market Value Adjustment Options ("MVA Options"): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the "Long-Term MVA Options", under which Guarantee Periods of different yearly lengths are offered.

Maturity Date: With respect to an MVA Option, the last day in a Guarantee
Period.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

Purchase Credit: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment during the first four Annuity Years. We are entitled to recapture Purchase Credits under certain circumstances. See "Purchasing Your Annuity - Purchase Credits under the X Series," for more details.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company.

you, your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

                      ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE ("CDSC") /1/

                                   X SERIES

                                                        Percentage Applied
                                                         Against Purchase
                                                          Payment Being
     Age of Purchase Payment Being Withdrawn                Withdrawn
     ---------------------------------------            ------------------
     Less than one year old                                    9.0%
     1 year old or older, but not yet 2 years old              9.0%
     2 years old or older, but not yet 3 years old             9.0%
     3 years old or older, but not yet 4 years old             9.0%
     4 years old or older, but not yet 5 years old             8.0%
     5 years old or older, but not yet 6 years old             8.0%
     6 years old or older, but not yet 7 years old             8.0%
     7 years old or older, but not yet 8 years old             5.0%
     8 years old or older, but not yet 9 years old             2.5%
     9 or more years old                                       0.0%

For X Series Annuities issued in Connecticut, the CDSC amounts are different. See Appendix B.

                                   B SERIES

                                                        Percentage Applied
                                                         Against Purchase
                                                          Payment Being
     Age of Purchase Payment Being Withdrawn                Withdrawn
     ---------------------------------------            ------------------
     Less than one year old                                    7.0%
     1 year old or older, but not yet 2 years old              7.0%
     2 years old or older, but not yet 3 years old             6.0%
     3 years old or older, but not yet 4 years old             6.0%
     4 years old or older, but not yet 5 years old             5.0%
     5 years old or older, but not yet 6 years old             5.0%
     6 years old or older, but not yet 7 years old             5.0%
     7 years old, or older                                     0.0%

                                   L SERIES

                                                        Percentage Applied
                                                         Against Purchase
                                                          Payment Being
     Age of Purchase Payment Being Withdrawn                Withdrawn
     ---------------------------------------            ------------------
     Less than one year old                                    7.0%
     1 year old or older, but not yet 2 years old              7.0%
     2 years old or older, but not yet 3 years old             6.0%
     3 years old or older, but not yet 4 years old             5.0%
     4 or more years old                                       0.0%

                                   C SERIES

       There is no CDSC or other sales load applicable to the C Series.

                               -----------------

     FEE/CHARGE                 X SERIES   B SERIES   L SERIES   C SERIES
     ----------                ---------- ---------- ---------- ----------
     Transfer Fee /2/             $10        $10        $10        $10
     Tax Charge (current) /3/  0% to 3.5% 0% to 3.5% 0% to 3.5% 0% to 3.5%

1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.
2  Currently, we deduct the fee after the 20/th/ transfer each Annuity Year.
3 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

                           PERIODIC FEES AND CHARGES

FEE/CHARGE             X SERIES                 B SERIES                 L SERIES                 C SERIES
----------     ------------------------ ------------------------ ------------------------ ------------------------
Annual
  Maintenance   Lesser of $50 or 2% of   Lesser of $50 or 2% of   Lesser of $50 or 2% of   Lesser of $50 or 2% of
  Fee /4/      Unadjusted Account Value Unadjusted Account Value Unadjusted Account Value Unadjusted Account Value

                       ANNUALIZED INSURANCE FEES/CHARGES

    (assessed daily as a percentage of the net assets of the Sub-accounts)

FEE/CHARGE                                                                   X SERIES B SERIES L SERIES C SERIES
----------                                                                   -------- -------- -------- --------
Mortality & Expense Risk Charge: During First 9 Annuity Years                  1.70%    1.15%    1.55%    1.60%
After 9/th/ Annuity Year                                                       1.15%    1.15%    1.15%    1.15%
Administration Charge                                                          0.15%    0.15%    0.15%    0.15%
Total Annualized Insurance Fees/Charges: During First 9 Annuity Years /5,6/    1.85%    1.30%    1.70%    1.75%
After 9/th/ Annuity Year /5,6/                                                 1.30%    1.30%    1.30%    1.30%

4 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed.
5 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For the X Series, C Series, and L Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).
6 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.



The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES

                                ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                 OPTIONAL      ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                  BENEFIT      CHARGE /8/    CHARGE /8/    CHARGE /8/    CHARGE /8/
OPTIONAL BENEFIT               FEE/CHARGE /7/ for X SERIES  for B SERIES  for L SERIES  for C SERIES
----------------               -------------  ------------- ------------- ------------- -------------
HIGHEST DAILY
LIFETIME INCOME v2.1 /11/
(assessed against greater
of Unadjusted Account Value
and Protected Withdrawal
Value)

Maximum Charge /9/                 2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                     1.00%      1.85% + 1.00% 1.30% + 1.00% 1.70% + 1.00% 1.75% + 1.00%
SPOUSAL HIGHEST DAILY
LIFETIME INCOME v2.1 /11/

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES

                                                    ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                                     OPTIONAL      ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                                      BENEFIT      CHARGE /8     CHARGE /8     CHARGE /8/    CHARGE /8/
OPTIONAL BENEFIT                                   FEE/CHARGE /7/ /for X SERIES /for B SERIES for L SERIES  for C SERIES
----------------                                   -------------  ------------- ------------- ------------- -------------
(assessed against greater of Unadjusted Account
Value and Protected Withdrawal Value)

Maximum Charge /9/                                      2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                          1.10%     1.85% + 1.10% 1.30% + 1.10% 1.70% + 1.10% 1.75% + 1.10%

HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST
DAILY DEATH BENEFIT /11 /(assessed against greater of Unadjusted Account Value and Protected
Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%

SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH
HIGHEST DAILY DEATH BENEFIT /11 /(assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.60%      1.85% + 1.60% 1.30% + 1.60% 1.70% + 1.60% 1.75% + 1.60%

HIGHEST DAILY LIFETIME INCOME 2.0/ 12/(assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.00%      1.85% + 1.00% 1.30% + 1.00% 1.70% + 1.00% 1.75% + 1.00%

SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0/
12/(assessed against greater of Unadjusted
Account Value and Protected Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.10%      1.85% + 1.10% 1.30% + 1.10% 1.70% + 1.10% 1.75% + 1.10%

HIGHEST DAILY LIFETIME INCOME 2.0 WITH LIFETIME
INCOME ACCELERATOR/ 12/(assessed against greater of Unadjusted Account Value and Protected
Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%

HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST
DAILY DEATH BENEFIT/ 12/(assessed against greater of Unadjusted Account Value and Protected
Withdrawal Value)

Maximum Charge /9/                                     2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                                         1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES

                                          ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                           OPTIONAL      ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                            BENEFIT      CHARGE /8/    CHARGE /8/    CHARGE /8/    CHARGE /8/
OPTIONAL BENEFIT                         FEE/CHARGE /7/ for X SERIES  for B SERIES  for L SERIES  for C SERIES
----------------                         -------------  ------------- ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME
INCOME 2.0 WITH HIGHEST DAILY
DEATH BENEFIT /12/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                               1.60%      1.85% + 1.60% 1.30% + 1.60% 1.70% + 1.60% 1.75% + 1.60%
                                             ----       ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME INCOME
AND SPOUSAL HIGHEST DAILY
LIFETIME INCOME /13/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
Current Charge                               0.95%      1.85% + 0.95% 1.30% + 0.95% 1.70% + 0.95% 1.75% + 0.95%
                                             ----       ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME INCOME
WITH LIFETIME INCOME
ACCELERATOR /13/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                               1.30%      1.85% + 1.30% 1.30% + 1.30% 1.70% + 1.30% 1.75% + 1.30%
                                             ----       ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME 6 PLUS
INCOME /14/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
Current Charge                               0.85%      1.85% + 0.85% 1.30% + 0.85% 1.70% + 0.85% 1.75% + 0.85%
                                             ----       ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME 6 PLUS
INCOME WITH LIFETIME INCOME
ACCELERATOR /14/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           2.00%      1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
Current Charge                               1.20%      1.85% + 1.20% 1.30% + 1.20% 1.70% + 1.20% 1.75% + 1.20%
                                             ----       ------------- ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME
6 PLUS INCOME /14/
(assessed against greater of Unadjusted
Account Value and Protected Withdrawal
Value)
Maximum Charge /9/                           1.50%      1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
Current Charge                               0.95%      1.85% + 0.95% 1.30% + 0.95% 1.70% + 0.95% 1.75% + 0.95%
                                             ----       ------------- ------------- ------------- -------------

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES

                                                 ANNUALIZED       TOTAL        TOTAL        TOTAL        TOTAL
                                                  OPTIONAL      ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                                   BENEFIT      CHARGE /8/   CHARGE /8/   CHARGE /8/   CHARGE /8/
OPTIONAL BENEFIT                                FEE/CHARGE /7/ for X SERIES for B SERIES for L SERIES for C SERIES
----------------                                -------------  ------------ ------------ ------------ ------------
GUARANTEED RETURN OPTION PLUS II
  (GRO PLUS II) Charge /10/
(assessed as a percentage of the average daily
  net assets of the Sub-accounts)                   0.60%          2.45%        1.90%        2.30%        2.35%
HIGHEST DAILY GUARANTEED RETURN
  OPTION II (HD GRO II) Charge /10/
(assessed as a percentage of the average daily
  net assets of the Sub-accounts)                   0.60%          2.45%        1.90%        2.30%        2.35%
HIGHEST ANNIVERSARY VALUE DEATH
  BENEFIT ("HAV") Charge /10,15/
(assessed as a percentage of the average daily
  net assets of the Sub-accounts)                   0.40%          2.25%        1.70%        2.10%        2.15%
COMBINATION 5% ROLL-UP AND HAV
  DEATH BENEFIT Charge /10, 15/
(assessed as a percentage of the average daily
  net assets of the Sub-accounts)                   0.80%          2.65%        2.10%        2.50%        2.55%

7 The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
8  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
   For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
   Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime Income 2.0 with LIA: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death Benefit:
   1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death
   Benefit: 1.60% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income:
   0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime Income with LIA: 1.30% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Highest Daily Lifetime 6 Plus with LIA: 1.20% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9/th/ Annuity Year.
   For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
   Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9/th/ Annuity Year.
   Combination 5% Roll-Up and HAV Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 2.10% in all Annuity Years. In the case of the L Series, X Series, and C Series, total charge drops to 2.10% after the 9/th/ Annuity Year.
9 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.
10 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.
11 This benefit is currently available to you subject to our eligibility requirements.
12 This benefit was offered from August 20, 2012 to February 24, 2013.
13 This benefit was offered from January 24, 2011 to August 19, 2012.
14 This benefit was offered from March 15, 2010 to January 23, 2011.
15 This benefit was offered from March 15, 2010 to August 19, 2012.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2014 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                  MINIMUM MAXIMUM
                                                  ------- -------
              Total Portfolio Operating Expenses   0.60%   9.30%



The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2014, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2014. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                           For the year ended December 31, 2014
                          -----------------------------------------------------------------------------------------------------
                                                                                                Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                              Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                        Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                     ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Academic Strategies
  Asset Allocation
  Portfolio                  0.70%     0.03%      0.04%       0.05%        0.01%      0.63%     1.46%       0.00%        1.46%
AST Advanced Strategies
  Portfolio*                 0.80%     0.02%      0.10%       0.00%        0.00%      0.05%     0.97%       0.01%        0.96%
AST AQR Emerging
  Markets Equity
  Portfolio                  1.09%     0.16%      0.10%       0.00%        0.00%      0.00%     1.35%       0.00%        1.35%
AST AQR Large-Cap
  Portfolio*                 0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%       0.24%        0.59%
AST Balanced Asset
  Allocation Portfolio       0.15%     0.01%      0.00%       0.00%        0.00%      0.75%     0.91%       0.00%        0.91%
AST BlackRock Global
  Strategies Portfolio       0.97%     0.04%      0.10%       0.00%        0.00%      0.02%     1.13%       0.00%        1.13%
AST BlackRock iShares
  ETF Portfolio*             0.89%     0.07%      0.10%       0.00%        0.00%      0.21%     1.27%       0.25%        1.02%
AST BlackRock/Loomis
  Sayles Bond Portfolio*     0.61%     0.02%      0.10%       0.00%        0.00%      0.00%     0.73%       0.03%        0.70%
AST Bond Portfolio 2017*     0.63%     0.14%      0.10%       0.00%        0.00%      0.00%     0.87%       0.00%        0.87%
AST Bond Portfolio 2018*     0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%       0.00%        0.83%
AST Bond Portfolio 2019*     0.63%     0.21%      0.10%       0.00%        0.00%      0.00%     0.94%       0.00%        0.94%
AST Bond Portfolio 2020*     0.63%     0.11%      0.10%       0.00%        0.00%      0.00%     0.84%       0.00%        0.84%
AST Bond Portfolio 2021*     0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%       0.00%        0.83%
AST Bond Portfolio 2022*     0.63%     0.20%      0.10%       0.00%        0.00%      0.00%     0.93%       0.00%        0.93%
AST Bond Portfolio 2023*     0.63%     0.06%      0.10%       0.00%        0.00%      0.00%     0.79%       0.01%        0.78%
AST Bond Portfolio 2024*     0.63%     0.09%      0.10%       0.00%        0.00%      0.00%     0.82%       0.00%        0.82%
AST Bond Portfolio 2025*     0.63%     0.38%      0.10%       0.00%        0.00%      0.00%     1.11%       0.12%        0.99%
AST Bond Portfolio 2026*     0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%       0.00%        0.78%
AST Boston Partners
  Large-Cap Value
  Portfolio                  0.73%     0.03%      0.10%       0.00%        0.00%      0.00%     0.86%       0.00%        0.86%
AST Capital Growth Asset
  Allocation Portfolio       0.15%     0.01%      0.00%       0.00%        0.00%      0.76%     0.92%       0.00%        0.92%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST ClearBridge
  Dividend Growth
  Portfolio*                  0.82%     0.02%      0.10%       0.00%        0.00%      0.00%     0.94%        0.11%       0.83%
AST Cohen & Steers
  Reality Portfolio*          0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%        0.07%       1.04%
AST Defensive Asset
  Allocation Portfolio        0.15%     0.06%      0.00%       0.00%        0.00%      0.73%     0.94%        0.00%       0.94%
AST FI Pyramis(R) Asset
  Allocation Portfolio*       0.82%     0.03%      0.10%       0.00%        0.00%      0.00%     0.95%        0.02%       0.93%
AST FI Pyramis(R)
  Quantitative Portfolio*     0.81%     0.03%      0.10%       0.00%        0.00%      0.00%     0.94%        0.14%       0.80%
AST Franklin Templeton
  Founding Funds
  Allocation Portfolio*       0.91%     0.02%      0.10%       0.00%        0.00%      0.00%     1.03%        0.00%       1.03%
AST Franklin Templeton
  Founding Funds Plus
  Portfolio                   0.02%     0.02%      0.00%       0.00%        0.00%      1.01%     1.05%        0.00%       1.05%
AST Global Real Estate
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%        0.00%       1.13%
AST Goldman Sachs
  Large-Cap Value
  Portfolio*                  0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.01%       0.83%
AST Goldman Sachs Mid-
  Cap Growth Portfolio*       0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%        0.05%       1.06%
AST Goldman Sachs
  Multi-Asset Portfolio*      0.92%     0.05%      0.10%       0.00%        0.00%      0.00%     1.07%        0.21%       0.86%
AST Goldman Sachs
  Small-Cap Value
  Portfolio*                  0.93%     0.03%      0.10%       0.00%        0.00%      0.06%     1.12%        0.01%       1.11%
AST Herndon Large-Cap
  Value Portfolio*            0.83%     0.02%      0.10%       0.00%        0.00%      0.00%     0.95%        0.15%       0.80%
AST High Yield Portfolio      0.72%     0.04%      0.10%       0.00%        0.00%      0.00%     0.86%        0.00%       0.86%
AST International Growth
  Portfolio*                  0.97%     0.02%      0.10%       0.00%        0.00%      0.00%     1.09%        0.01%       1.08%
AST International Value
  Portfolio                   0.97%     0.03%      0.10%       0.00%        0.00%      0.00%     1.10%        0.00%       1.10%
AST Investment Grade
  Bond Portfolio*             0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%        0.03%       0.75%
AST J.P. Morgan Global
  Thematic Portfolio          0.92%     0.04%      0.10%       0.00%        0.00%      0.00%     1.06%        0.00%       1.06%
AST J.P. Morgan
  International Equity
  Portfolio                   0.86%     0.06%      0.10%       0.00%        0.00%      0.00%     1.02%        0.00%       1.02%
AST J.P. Morgan Strategic
  Opportunities Portfolio     0.97%     0.05%      0.10%       0.10%        0.00%      0.00%     1.22%        0.00%       1.22%
AST Jennison Large-Cap
  Growth Portfolio            0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%        0.00%       1.00%
AST Large-Cap Value
  Portfolio                   0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%
AST Legg Mason
  Diversified Growth
  Portfolio*                  0.89%     8.19%      0.10%       0.00%        0.00%      0.12%     9.30%        8.23%       1.07%
AST Loomis Sayles
  Large-Cap Growth
  Portfolio*                  0.87%     0.01%      0.10%       0.00%        0.00%      0.00%     0.98%        0.06%       0.92%
AST Lord Abbett Core
  Fixed Income Portfolio*     0.77%     0.02%      0.10%       0.00%        0.00%      0.00%     0.89%        0.29%       0.60%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST MFS Global Equity
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%        0.00%       1.13%
AST MFS Growth
  Portfolio                   0.87%     0.02%      0.10%       0.00%        0.00%      0.00%     0.99%        0.00%       0.99%
AST MFS Large-Cap
  Value Portfolio             0.83%     0.04%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST Mid-Cap Value
  Portfolio                   0.94%     0.04%      0.10%       0.00%        0.00%      0.00%     1.08%        0.00%       1.08%
AST Money Market
  Portfolio                   0.47%     0.03%      0.10%       0.00%        0.00%      0.00%     0.60%        0.00%       0.60%
AST Neuberger Berman /
  LSV Mid-Cap Value
  Portfolio*                  0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%        0.00%       1.00%
AST Neuberger Berman
  Core Bond Portfolio*        0.68%     0.04%      0.10%       0.00%        0.00%      0.00%     0.82%        0.15%       0.67%
AST Neuberger Berman
  Mid-Cap Growth
  Portfolio*                  0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%        0.01%       1.00%
AST New Discovery Asset
  Allocation Portfolio*       0.83%     0.08%      0.10%       0.00%        0.00%      0.00%     1.01%        0.01%       1.00%
AST Parametric Emerging
  Markets Equity              1.08%     0.24%      0.10%       0.00%        0.00%      0.00%     1.42%        0.00%       1.42%
AST PIMCO Limited
  Maturity Bond Portfolio     0.63%     0.04%      0.10%       0.00%        0.00%      0.00%     0.77%        0.00%       0.77%
AST Preservation Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.71%     0.87%        0.00%       0.87%
AST Prudential Core Bond
  Portfolio*                  0.66%     0.02%      0.10%       0.00%        0.00%      0.00%     0.78%        0.03%       0.75%
AST Prudential Growth
  Allocation Portfolio        0.80%     0.03%      0.10%       0.00%        0.00%      0.01%     0.94%        0.00%       0.94%
AST QMA Emerging
  Markets Equity
  Portfolio                   1.09%     0.24%      0.10%       0.00%        0.00%      0.02%     1.45%        0.00%       1.45%
AST QMA Large-Cap
  Portfolio                   0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%        0.00%       0.83%
AST QMA US Equity
  Alpha Portfolio             0.99%     0.04%      0.10%       0.13%        0.25%      0.00%     1.51%        0.00%       1.51%
AST Quantitative
  Modeling Portfolio          0.25%     0.03%      0.00%       0.00%        0.00%      0.84%     1.12%        0.00%       1.12%
AST RCM World Trends
  Portfolio                   0.91%     0.03%      0.10%       0.00%        0.00%      0.00%     1.04%        0.00%       1.04%
AST Schroders Global
  Tactical Portfolio          0.91%     0.03%      0.10%       0.00%        0.00%      0.11%     1.15%        0.00%       1.15%
AST Schroders Multi-
  Asset World Strategic
  Portfolio                   1.06%     0.04%      0.10%       0.00%        0.00%      0.09%     1.29%        0.00%       1.29%
AST Small Cap Growth
  Portfolio                   0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%        0.00%       1.01%
AST Small Cap Value
  Portfolio                   0.87%     0.03%      0.10%       0.00%        0.00%      0.02%     1.02%        0.00%       1.02%
AST Small-Cap Growth
  Opportunities Portfolio     0.93%     0.04%      0.10%       0.00%        0.00%      0.00%     1.07%        0.00%       1.07%
AST T. Rowe Price Asset
  Allocation Portfolio*       0.79%     0.02%      0.10%       0.00%        0.00%      0.00%     0.91%        0.02%       0.89%
AST T. Rowe Price Equity
  Income Portfolio            0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST T. Rowe Price
  Growth Opportunities
  Portfolio                   0.89%     0.61%      0.10%       0.00%        0.00%      0.00%     1.60%        0.00%       1.60%
AST T. Rowe Price Large-
  Cap Growth Portfolio        0.85%     0.02%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST T. Rowe Price
  Natural Resources
  Portfolio                   0.88%     0.04%      0.10%       0.00%        0.00%      0.00%     1.02%        0.00%       1.02%
AST Templeton Global
  Bond Portfolio              0.78%     0.09%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST Wellington Mgmt
  Hedged Equity Portfolio     0.97%     0.03%      0.10%       0.00%        0.00%      0.02%     1.12%        0.00%       1.12%
AST Western Asset Core
  Plus Bond Portfolio*        0.66%     0.03%      0.10%       0.00%        0.00%      0.00%     0.79%        0.20%       0.59%
AST Western Asset
  Emerging Markets Debt
  Portfolio*                  0.84%     0.06%      0.10%       0.00%        0.00%      0.00%     1.00%        0.05%       0.95%



* See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Blackrock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Target Year Bond Portfolios The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Cohen& Steers Reality Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI Pyramis(R) Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI Pyramis(R) Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Investment Grade Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.07% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows:
0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

                               EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in "Summary of Contract Fees and Charges."

   .   Insurance Charge

   .   Contingent Deferred Sales Charge (when and if applicable)

   .   Annual Maintenance Fee

   .   Optional benefit fees, as described below

The examples also assume the following for the period shown:


   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2014, and those expenses remain the same each year*


   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee

   .   No tax charge applies


   . You elected the Spousal Highest Daily Lifetime Income 2.0 and Combination 5% Roll-Up and HAV Death Benefit (which has the maximum combination of optional benefit charges)


   . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your annuity at the end of the applicable time period:


                                                    1 yr  3 yrs  5 yrs  10 yrs
                                                   ------ ------ ------ -------
X SERIES                                           $2,262 $4,732 $6,799 $10,316
B SERIES                                           $2,015 $4,318 $6,347 $10,158
L SERIES                                           $2,049 $4,401 $5,958 $10,274
C SERIES                                           $1,353 $3,811 $5,972 $10,288


If you do not surrender your Annuity, or if you annuitize your Annuity:


                                                    1 yr  3 yrs  5 yrs  10 yrs
                                                   ------ ------ ------ -------
X SERIES                                           $1,362 $3,832 $5,999 $10,316
B SERIES                                           $1,315 $3,718 $5,847 $10,158
L SERIES                                           $1,349 $3,801 $5,958 $10,274
C SERIES                                           $1,353 $3,811 $5,972 $10,288


Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                                              Maximum Age for  Minimum Initial
Annuity                                       Initial Purchase Purchase Payment
-------                                       ---------------- ----------------
X SERIES                                             80            $10,000
B SERIES                                             85            $ 1,000
L SERIES                                             85            $10,000
C SERIES                                             85            $10,000

The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see "Requirements for Purchasing the Annuity" for additional information.


Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.


You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the "Guarantee Period", you will be subject to a "Market Value Adjustment", which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.

Please see "Investment Options," and "Managing Your Account Value" for information.

Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

Please see "Access to Account Value" and "Annuity Options" for more information.

Optional Living Benefits

Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. Your Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

We currently offer the following optional benefits:

..   Highest Daily Lifetime Income v2.1

..   Spousal Highest Daily Lifetime Income v2.1

..   Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit

..   Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:

..   Highest Daily Lifetime Income 2.0

..   Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator

..   Spousal Highest Daily Lifetime Income 2.0

..   Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit

..   Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit

Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.

Offered from January 24, 2011 to August 19, 2012:

..   Highest Daily Lifetime Income

..   Highest Daily Lifetime Income with Lifetime Income Accelerator

..   Spousal Highest Daily Lifetime Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits.

Offered from March 15, 2010 to January 23, 2011:

..   Highest Daily Lifetime 6 Plus Income

..   Highest Daily Lifetime 6 Plus Income with Lifetime Income Accelerator

..   Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

In the "Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.

Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options.

These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

These benefits are:

..   Highest Daily Guaranteed Return Option II*

..   Guaranteed Return Option Plus II*

* Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

Please see "Living Benefits" for more information.

Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit.

Please see "Death Benefits" for more information.

Purchase Credits: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.


Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.


What does it mean that my Annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled "Restrictions on Transfers Between Investment Options."


Other Information: Please see the section entitled "Other Information" for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

                              INVESTMENT OPTIONS

The Investment Options under each Annuity consist of the Sub-accounts and the MVA Options. In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.

In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. A "Guarantee Period" is the period of time during which we credit a fixed rate of interest to an MVA Option.


As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be restricted from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:


    (a)a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;

    (b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

    (c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

VARIABLE INVESTMENT OPTIONS


Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio's investment objective to assist you in determining which portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.


Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.


The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.


In the table that follows, all Portfolio names include the prefix "AST," which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life ("Affiliated Portfolios"). Pruco Life and its affiliates ("Prudential Companies") receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios managed by certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which Portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.


On APRIL 29, 2013, we stopped offering the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply -- see "Limitations with Optional Benefits" later in this section), or select from among combinations of Portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a predetermined mathematical formula under which your Account Value may be transferred between certain "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that:
(a) the AST bond portfolio used as part of the predetermined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.




The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

 PORTFOLIO                        INVESTMENT                 PORTFOLIO
 NAME                             OBJECTIVES           ADVISOR/SUBADVISOR(S)
 ---------                 -------------------------  -------------------------
 AST Academic Strategies   Seeks long-term capital    AlphaSimplex Group, LLC
   Asset Allocation        appreciation.              AQR Capital Management,
   Portfolio                                          LLC and CNH Partners, LLC
                                                      CoreCommodity
                                                      Management, LLC
                                                      First Quadrant, L.P.
                                                      Jennison Associates LLC
                                                      J.P. Morgan Investment
                                                      Management, Inc.
                                                      Pacific Investment
                                                      Management Company LLC
                                                      (PIMCO)
                                                      Prudential Investments
                                                      LLC
                                                      Quantitative Management
                                                      Associates LLC
                                                      Western Asset Management
                                                      Company/ Western Asset
                                                      Management Company
                                                      Limited

 AST Advanced Strategies   Seeks a high level of      Brown Advisory LLC
   Portfolio               absolute return by using   Loomis, Sayles &
                           traditional and            Company, L.P.
                           non-traditional            LSV Asset Management
                           investment strategies and  Prudential Investment
                           by investing in domestic   Management, Inc.
                           and foreign equity and     Quantitative Management
                           fixed income securities,   Associates LLC
                           derivative instruments     T. Rowe Price
                           and other investment       Associates, Inc.
                           companies.                 William Blair & Company,
                                                      LLC

 AST AQR Emerging Markets  Seeks long-term capital    AQR Capital Management,
   Equity Portfolio        appreciation.              LLC

 AST AQR Large-Cap         Seeks long-term capital    AQR Capital Management,
   Portfolio               appreciation.              LLC

 AST Balanced Asset        Seeks to obtain the        Prudential Investments
   Allocation Portfolio    highest potential total    LLC
                           return consistent with     Quantitative Management
                           its specified level of     Associates LLC
                           risk tolerance.

 AST BlackRock Global      Seeks a high total return  BlackRock Financial
   Strategies Portfolio    consistent with a          Management, Inc.
                           moderate level of risk.    BlackRock International
                                                      Limited

 AST BlackRock iShares     Seeks to maximize total    BlackRock Financial
   ETF Portfolio           return with a moderate     Management, Inc.
                           level of risk.

 AST BlackRock/Loomis      Seek to maximize total     BlackRock Financial
   Sayles Bond Portfolio   return, consistent with    Management, Inc.;
   (formerly AST PIMCO     preservation of capital    BlackRock International
   Total Return Bond       and prudent investment     Limited
   Portfolio)              management                 BlackRock (Singapore)
                                                      Limited
                                                      Loomis, Sayles &
                                                      Company, L.P.

 AST Bond Portfolio 2017   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 AST Bond Portfolio 2018   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 AST Bond Portfolio 2019   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 AST Bond Portfolio 2020   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 AST Bond Portfolio 2021   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 AST Bond Portfolio 2022   Seeks the highest total    Prudential Investment
                           return for a specific      Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is comprised
                           of current income and
                           capital appreciation.

 PORTFOLIO                         INVESTMENT                PORTFOLIO
 NAME                              OBJECTIVES          ADVISOR/SUBADVISOR(S)
 ---------                   ------------------------ ------------------------
 AST Bond Portfolio 2023     Seeks the highest total  Prudential Investment
                             return for a specific    Management, Inc.
                             period of time,
                             consistent with the
                             preservation of capital
                             and liquidity needs.
                             Total return is
                             comprised of current
                             income and capital
                             appreciation.

 AST Bond Portfolio 2024     Seeks the highest total  Prudential Investment
                             return for a specific    Management, Inc.
                             period of time,
                             consistent with the
                             preservation of capital
                             and liquidity needs.
                             Total return is
                             comprised of current
                             income and capital
                             appreciation.

 AST Bond Portfolio 2025     Seeks the highest total  Prudential Investment
                             return for a specific    Management, Inc.
                             period of time,
                             consistent with the
                             preservation of capital
                             and liquidity needs.
                             Total return is
                             comprised of current
                             income and capital
                             appreciation.

 AST Bond Portfolio 2026     Seeks the highest total  Prudential Investment
                             return for a specific    Management, Inc.
                             period of time,
                             consistent with the
                             preservation of capital
                             and liquidity needs.
                             Total return is
                             comprised of current
                             income and capital
                             appreciation.

 AST Boston Partners         Seeks capital            Boston Partners
   Large-Cap Value           appreciation.
   Portfolio (formerly AST
   Jennison Large- Cap
   Value Portfolio)

 AST Capital Growth Asset    Seeks to obtain the      Prudential Investments
   Allocation Portfolio      highest potential total  LLC
                             return consistent with   Quantitative Management
                             its specified level of   Associates LLC
                             risk tolerance.

 AST ClearBridge Dividend    Seeks income, capital    ClearBridge Investments,
   Growth Portfolio          preservation, and        LLC
                             capital appreciation.

 AST Cohen & Steers Realty   Seeks to maximize total  Cohen & Steers Capital
   Portfolio                 return through           Management, Inc.
                             investment in real
                             estate securities.

 AST Defensive Asset         Seeks to obtain the      Prudential Investments
   Allocation Portfolio      highest potential total  LLC
                             return consistent with   Quantitative Management
                             its specified level of   Associates LLC
                             risk tolerance.

 AST FI Pyramis(R)           Seeks to maximize total  Pyramis Global Advisors,
   Asset Allocation          return.                  LLC a Fidelity
   Portfolio                                          Investments Company

 AST FI Pyramis(R)           Seeks long-term capital  Pyramis Global Advisors,
   Quantitative Portfolio    growth balanced by       LLC a Fidelity
                             current income.          Investments Company

 AST Franklin Templeton      Seeks capital            Franklin Advisers, Inc.
   Founding Funds            appreciation while its   Franklin Mutual
   Allocation Portfolio      secondary investment     Advisers, LLC
                             objective is to seek     Templeton Global
                             income.                  Advisors Limited

 AST Franklin Templeton      Seeks capital            AST Investment Services,
   Founding Funds Plus       appreciation.            Inc.
   Portfolio                                          Prudential Investments
                                                      LLC

 AST Global Real Estate      Seeks capital            Prudential Real Estate
   Portfolio                 appreciation and income. Investors

 AST Goldman Sachs           Seeks long-term growth   Goldman Sachs Asset
   Large-Cap Value Portfolio of capital.              Management, L.P.

 AST Goldman Sachs Mid-Cap   Seeks long-term growth   Goldman Sachs Asset
   Growth Portfolio          of capital.              Management, L.P.

 AST Goldman Sachs           Seeks to obtain a high   Goldman Sachs Asset
   Multi-Asset Portfolio     level of total return    Management, L.P.
                             consistent with its
                             level of risk tolerance.

 AST Goldman Sachs           Seeks long-term capital  Goldman Sachs Asset
   Small-Cap Value Portfolio appreciation.            Management, L.P.

 AST Herndon Large-Cap       Seeks maximum growth of  Herndon Capital
   Value Portfolio           capital by investing     Management, LLC
                             primarily in the value
                             stocks of larger
                             companies.

 AST High Yield Portfolio    Seeks maximum total      J.P. Morgan Investment
                             return, consistent with  Management, Inc.
                             preservation of capital  Prudential Investment
                             and prudent investment   Management, Inc.
                             management.

 AST International Growth    Seeks long-term capital  Jennison Associates LLC
   Portfolio                 growth.                  Neuberger Berman
                                                      Management LLC
                                                      William Blair & Company,
                                                      LLC

 AST International Value     Seeks capital growth.    Lazard Asset Management
   Portfolio                                          LLC
                                                      LSV Asset Management

PORTFOLIO                           INVESTMENT                PORTFOLIO
NAME                                OBJECTIVES          ADVISOR/SUBADVISOR(S)
---------                     ------------------------ ------------------------
AST Investment Grade Bond     Seeks to maximize total  Prudential Investment
  Portfolio                   return, consistent with  Management, Inc.
                              the preservation of
                              capital and liquidity
                              needs. Total return is
                              comprised of current
                              income and capital
                              appreciation.

AST J.P. Morgan Global        Seeks capital            J.P. Morgan Investment
  Thematic Portfolio          appreciation consistent  Management, Inc./
                              with its specified       Security Capital
                              level of risk tolerance. Research & Management
                                                       Incorporated

AST J.P. Morgan               Seeks capital growth.    J.P. Morgan Investment
  International Equity                                 Management, Inc.
  Portfolio

AST J.P. Morgan Strategic     Seeks to maximize        J.P. Morgan Investment
  Opportunities Portfolio     return compared to the   Management, Inc.
                              benchmark through
                              security selection and
                              tactical asset
                              allocation.

AST Jennison Large-Cap        Seeks long-term growth   Jennison Associates LLC
  Growth Portfolio            of capital.

AST Large-Cap Value Portfolio Seeks current income     Hotchkis and Wiley
                              and long-term growth of Capital Management, LLC income, as well as capital appreciation.

AST Legg Mason Diversified    Seek high risk-adjusted  Brandywine Global
  Growth Portfolio            returns compared to its  Investment Management,
                              blended index            LLC
                                                       ClearBridge
                                                       Investments, LLC
                                                       QS Batterymarch
                                                       Financial Management,Inc
                                                       QS Legg Mason Global
                                                       Asset Allocation, LLC
                                                       Western Asset
                                                       Management Company/
                                                       Western Asset
                                                       Management Company
                                                       Limited

AST Loomis Sayles Large-Cap   Seeks capital growth.    Loomis, Sayles &
  Growth Portfolio            Income realization is    Company, L.P.
                              not an investment
                              objective and any
                              income realized on the
                              Portfolio's
                              investments, therefore,
                              will be incidental to
                              the Portfolio's
                              objective.

AST Lord Abbett Core Fixed    Seeks income and         Lord, Abbett & Co. LLC
  Income Portfolio            capital appreciation to
                              produce a high total
                              return.

AST MFS Global Equity         Seeks capital growth.    Massachusetts Financial
  Portfolio                                            Services Company

AST MFS Growth Portfolio      Seeks long-term capital  Massachusetts Financial
                              growth and future,       Services Company
                              rather than current
                              income.

AST MFS Large-Cap Value       Seeks capital            Massachusetts Financial
  Portfolio                   appreciation.            Services Company

AST Mid-Cap Value Portfolio   Seeks to provide         EARNEST Partners, LLC
                              capital growth by        WEDGE Capital
                              investing primarily in   Management L.L.P.
                              mid-capitalization
                              stocks that appear to
                              be undervalued.

AST Money Market Portfolio    Seeks high current       Prudential Investment
                              income and maintain      Management, Inc.
                              high levels of
                              liquidity.

AST Neuberger Berman Core     Seeks to maximize total  Neuberger Berman Fixed
  Bond Portfolio              return consistent with   Income LLC
                              the preservation of
                              capital.

AST Neuberger Berman Mid-Cap  Seeks capital growth.    Neuberger Berman
  Growth Portfolio                                     Management LLC

AST Neuberger Berman/LSV      Seeks capital growth.    LSV Asset Management
  Mid-Cap Value Portfolio                              Neuberger Berman
                                                       Management LLC

AST New Discovery Asset       Seeks total return.      C.S. McKee, LP
  Allocation Portfolio                                 EARNEST Partners, LLC
                                                       Epoch Investment
                                                       Partners, Inc.
                                                       Longfellow Investment
                                                       Management Co. LLC
                                                       Parametric Portfolio
                                                       Associates LLC
                                                       Security Investors, LLC
                                                       Thompson, Siegel &
                                                       Walmsley LLC
                                                       Vision Capital
                                                       Management, Inc.

AST Parametric Emerging       Seeks long-term capital  Parametric Portfolio
  Markets Equity Portfolio    appreciation.            Associates LLC

AST PIMCO Limited Maturity    Seeks to maximize total  Pacific Investment
  Bond Portfolio              return consistent with   Management Company LLC
                              preservation of capital  (PIMCO)
                              and prudent investment
                              management.

AST Preservation Asset        Seeks to obtain the      Prudential Investments
  Allocation Portfolio        highest potential total  LLC
                              return consistent with   Quantitative Management
                              its specified level of   Associates LLC
                              risk tolerance.

 PORTFOLIO                        INVESTMENT                 PORTFOLIO
 NAME                             OBJECTIVES           ADVISOR/SUBADVISOR(S)
 ---------                 -------------------------  ------------------------
 AST Prudential Core Bond  Seeks to maximize total    Prudential Investment
   Portfolio               return consistent with     Management, Inc.
                           the long-term
                           preservation of capital.

 AST Prudential Growth     Seeks total return.        Prudential Investment
   Allocation Portfolio                               Management, Inc.
                                                      Quantitative Management
                                                      Associates LLC

 AST QMA Emerging Markets  Seeks long-term capital    Quantitative Management
   Equity Portfolio        appreciation.              Associates LLC

 AST QMA Large-Cap         Seeks long-term capital    Quantitative Management
   Portfolio               appreciation.              Associates LLC

 AST QMA US Equity Alpha   Seeks long term capital    Quantitative Management
   Portfolio               appreciation.              Associates LLC

 AST Quantitative          Seeks a high potential     Quantitative Management
   Modeling Portfolio      return while attempting    Associates LLC
                           to mitigate downside risk
                           during adverse market
                           cycles.

 AST RCM World Trends      Seeks highest potential    Allianz Global Investors
   Portfolio               total return consistent    U.S. LLC
                           with its specified level
                           of risk tolerance.

 AST Schroders Global      Seeks to outperform its    Schroder Investment
   Tactical Portfolio      blended performance        Management North America
                           benchmark.                 Inc./ Schroder
                                                      Investment Management
                                                      North America Ltd.

 AST Schroders             Seeks long-term capital    Schroder Investment
   Multi-Asset World       appreciation.              Management North America
   Strategies Portfolio                               Inc./ Schroder
                                                      Investment Management
                                                      North America Ltd.

 AST Small-Cap Growth      Seeks long-term capital    Eagle Asset Management,
   Portfolio               growth.                    Inc.
                                                      Emerald Mutual Fund
                                                      Advisers Trust

 AST Small-Cap Growth      Seeks capital growth.      RS Investment Management
   Opportunities                                      Co. LLC
   Portfolio (formerly                                Wellington Management
   AST Federated                                      Company, LLP
   Aggressive Growth
   Portfolio):

 AST Small-Cap Value       Seeks to provide           ClearBridge Investments,
   Portfolio               long-term capital growth   LLC
                           by investing primarily in  J.P. Morgan Investment
                           small-capitalization       Management, Inc.
                           stocks that appear to be   LMC Investments, LLC
                           undervalued.

 AST T. Rowe Price Asset   Seeks a high level of      T. Rowe Price
   Allocation Portfolio    total return by investing  Associates, Inc.
                           primarily in a
                           diversified portfolio of
                           equity and fixed income
                           securities.

 AST T. Rowe Price Equity  Seeks to provide           T. Rowe Price
   Income Portfolio        substantial dividend       Associates, Inc.
                           income as well as
                           long-term growth of
                           capital through
                           investments in the common
                           stocks of established
                           companies.

 AST T. Rowe Price Growth  Seeks a high level of      T. Rowe Price
   Opportunities Portfolio total return by investing  Associates, Inc.
                           primarily in a             T. Rowe Price
                           diversified portfolio of   International, Ltd.
                           equity and fixed income    T. Rowe Price
                           securities.                International, Ltd. -
                                                      Tokyo branch and T. Rowe
                                                      Price Hong Kong Limited

 AST T. Rowe Price         Seeks long-term growth of  T. Rowe Price
   Large-Cap Growth        capital by investing       Associates, Inc.
   Portfolio               predominantly in the
                           equity securities of a
                           limited number of large,
                           carefully selected,
                           high-quality U.S.
                           companies that are judged
                           likely to achieve
                           superior earnings growth.

 AST T. Rowe Price         Seeks long-term capital    T. Rowe Price
   Natural Resources       growth primarily through   Associates, Inc.
   Portfolio               investing in the common
                           stocks of companies that
                           own or develop natural
                           resources (such as energy
                           products, precious metals
                           and forest products) and
                           other basic commodities.

 AST Templeton Global      Seeks to provide current   Franklin Advisers, Inc.
   Bond Portfolio          income with capital
                           appreciation and growth
                           of income.

 PORTFOLIO                        INVESTMENT                 PORTFOLIO
 NAME                             OBJECTIVES           ADVISOR/SUBADVISOR(S)
 ---------                 -------------------------  ------------------------
 AST Wellington            Seeks to outperform a mix  Wellington Management
   Management Hedged       of 50% Russell 3000(R)     Company LLP
   Equity Portfolio        Index, 20% MSCI EAFE
                           Index, and 30% Treasury
                           Bill Index over a full
                           market cycle by
                           preserving capital in
                           adverse markets utilizing
                           an options strategy while
                           maintaining equity
                           exposure to benefit from
                           up markets through
                           investments in Wellington
                           Management's equity
                           investment strategies.

 AST Western Asset Core    Seeks to maximize total    Western Asset Management
   Plus Bond Portfolio     return, consistent with    Company/ Western Asset
                           prudent investment         Management Company
                           management and liquidity   Limited
                           needs, by investing to
                           obtain the average
                           duration specified for
                           the Portfolio.

 AST Western Asset         Seeks to maximize total    Western Asset Management
   Emerging Markets Debt   return.                    Company/ Western Asset
   Portfolio                                          Management Company
                                                      Limited



Pyramis is a registered service mark of FMR LLC. Used with permission.

LIMITATIONS WITH OPTIONAL BENEFITS

As a condition to your electing any optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:


..   you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

..   you may allocate up to 80% in the portfolios listed in the table below; and

..   on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

..   between quarter-ends, you may re-allocate your Account Value among the
    Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

..   if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and
2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer account value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.

Group I: Allowable Benefit Allocations


Highest Daily Lifetime Income v2.1          AST Academic Strategies Asset
                                            Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1  AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with     AST Balanced Asset Allocation
  Highest Daily Death Benefit               Portfolio
                                            AST BlackRock Global Strategies
                                            Portfolio

Benefit
Spousal Highest Daily Lifetime Income v2.1  AST BlackRock iShares ETF Portfolio
  with Highest Daily Death Benefit
                                            AST Capital Growth Asset
                                            Allocation Portfolio

Highest Daily Lifetime Income 2.0           AST Defensive Asset Allocation
                                            Portfolio

Highest Daily Lifetime Income 2.0 with      AST FI Pyramis(R) Asset Allocation
  Lifetime Income Accelerator               Portfolio

                                            AST FI Pyramis(R) Quantitative
                                            Portfolio

Spousal Highest Daily Lifetime Income 2.0   *AST Franklin Templeton Founding
                                            Funds Allocation Portfolio

Highest Daily Lifetime Income 2.0 with      AST Franklin Templeton Founding
  Highest Daily Death Benefit               Funds Plus Portfolio

                                            AST Goldman Sachs Multi-Asset
                                            Portfolio

Spousal Highest Daily Lifetime Income 2.0   AST J.P. Morgan Global Thematic
  with Highest Daily Death Benefit          Portfolio

                                            AST J.P. Morgan Strategic
                                            Opportunities Portfolio

Highest Daily Lifetime Income               AST New Discovery Asset Allocation
                                            Portfolio

Highest Daily Lifetime Income with          AST Preservation Asset Allocation
  Lifetime Income Accelerator               Portfolio

Spousal Highest Daily Lifetime Income       AST Prudential Growth Allocation
                                            Portfolio

Highest Daily Lifetime 6 Plus               AST RCM World Trends Portfolio

Highest Daily Lifetime 6 Plus with LIA      AST Schroders Global Tactical
                                            Portfolio

Spousal Highest Daily Lifetime 6 Plus       AST Schroders Multi-Asset World
                                            Strategies Portfolio

GRO Plus II                                 AST T. Rowe Price Asset Allocation
                                            Portfolio

Highest Daily GRO II                        AST Wellington Management Hedged
                                            Equity Portfolio

Highest Anniversary Value Death Benefit

Combination 5% Roll-Up and HAV Death
  Benefit


* No longer offered for new investment.


Group II: Custom Portfolios Program

Highest Daily Lifetime Income               AST Academic Strategies Asset
                                            Allocation Portfolio

Highest Daily Lifetime Income with
  Lifetime Income Accelerator               AST Advanced Strategies Portfolio

Spousal Highest Daily Lifetime Income       AST Balanced Asset Allocation
                                            Portfolio

Highest Daily Lifetime 6 Plus               AST BlackRock Global Strategies
                                            Portfolio

Highest Daily Lifetime 6 Plus with LIA      AST BlackRock/Loomis Sayles Bond
                                            Portfolio

Spousal Highest Daily Lifetime 6 Plus       AST Boston Partners Large-Cap
                                            Value Portfolio

GRO Plus II                                 AST iShares ETF Portfolio

Highest Daily GRO II                        AST Capital Growth Asset
                                            Allocation Portfolio

                                            AST ClearBridge Dividend Growth
                                            Portfolio

Highest Anniversary Value Death Benefit     AST Cohen & Steers Realty Portfolio

Combination 5% Roll-Up and HAV Death        AST Defensive Asset Allocation
  Benefit                                   Portfolio

                                            AST FI Pyramis(R)Asset Allocation
                                            Portfolio

                                            AST FI Pyramis(R) Quantitative
                                            Portfolio

                                            *AST Franklin Templeton Founding
                                            Funds Allocation Portfolio

                                            AST Franklin Templeton Founding
                                            Funds Plus Portfolio

                                            AST Global Real Estate Portfolio

                                            AST Goldman Sachs Large-Cap Value
                                            Portfolio

                                            AST Goldman Sachs Mid-Cap Growth
                                            Portfolio

                                            AST Goldman Sachs Multi-Asset
                                            Portfolio

                                            AST Goldman Sachs Small-Cap Value
                                            Portfolio

                                            AST Herndon Large-Cap Value
                                            Portfolio

                                            AST High Yield Portfolio

                                            AST International Growth Portfolio

                                            AST International Value Portfolio

                                            AST J.P. Morgan Global Thematic
                                            Portfolio

                                            AST J.P. Morgan International
                                            Equity Portfolio

                                            AST J.P. Morgan Strategic
                                            Opportunities Portfolio

                                            AST Jennison Large-Cap Growth
                                            Portfolio

                                            AST Large-Cap Value Portfolio

                                            AST Loomis Sayles Large-Cap Growth
                                            Portfolio

                                            AST Lord Abbett Core Fixed Income
                                            Portfolio

                                            AST MFS Global Equity Portfolio

                                            AST MFS Growth Portfolio

                                            AST MFS Large-Cap Value Portfolio

                                            AST Mid-Cap Value Portfolio

                                            AST Money Market Portfolio

                                            AST Neuberger Berman Core Bond
                                            Portfolio

                                            AST Neuberger Berman Mid-Cap
                                            Growth Portfolio

                                            AST Neuberger Berman/LSV Mid-Cap
                                            Value Portfolio

                                            AST New Discovery Asset Allocation
                                            Portfolio

                                            AST Parametric Emerging Markets
                                            Equity Portfolio

                                            AST PIMCO Limited Maturity Bond
                                            Portfolio

                                            AST Preservation Asset Allocation
                                            Portfolio

                                            AST Prudential Core Bond Portfolio

                                            AST Prudential Growth Allocation
                                            Portfolio

                                            AST QMA US Equity Alpha Portfolio

                                            AST RCM World Trends Portfolio

                                            AST Schroders Global Tactical
                                            Portfolio

                                            AST SchrodersMulti-Asset World
                                            Strategies Portfolio

                                            AST Small-Cap Growth Portfolio

                                            AST Small-Cap Growth Opportunities
                                            Portfolio

                                            AST Small-Cap Value Portfolio

                                            AST T. Rowe Price Asset Allocation
                                            Portfolio

                                            AST T. Rowe Price Equity Income
                                            Portfolio

                                            AST T. Rowe Price Large-Cap Growth
                                            Portfolio

                                            AST T. Rowe Price Natural
                                            Resources Portfolio

                                            AST Templeton Global Bond Portfolio

                                            AST Wellington Management Hedged
                                            Equity Portfolio

                                            AST Western Asset Core Plus Bond
                                            Portfolio


* No longer offered for new investment.

MARKET VALUE ADJUSTMENT OPTIONS

When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in MVA Options are supported by our general account and subject to our claims paying ability. Please see "Other Information" later in this prospectus for additional information about our general account. There are two types of MVA Options available under each Annuity - the Long-Term MVA Options and the DCA MVA Options. If you elect an optional living benefit, only the DCA MVA Option will be available to you. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.

For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:

   .   when all or part of a Purchase Payment is allocated to that MVA Option;

   . upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or

   .   when you "renew" an MVA Option into a new Guarantee Period.

RATES FOR MVA OPTIONS

We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the MVA Options are not available in the States of Illinois, Iowa, and Oregon.


To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.

For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.

MARKET VALUE ADJUSTMENT

With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:

   . any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

   . your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

   . partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

   . transfers or partial withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

   .   transfers made in accordance with our 6 or 12 Month DCA Program;

   .   when a Death Benefit is determined;

   .   deduction of a Annual Maintenance Fee for the Annuity;

   .   Annuitization under the Annuity; and


   . transfers made pursuant to a mathematical formula used with an optional benefit.


The amount of the MVA is determined according to the formulas set forth in Appendix H. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a "Liquidity Factor" as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or .25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Option works in a similar fashion, including the Liquidity Factor described above, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve's "Constant Maturity
(CMT) rate." Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.

LONG-TERM MVA OPTIONS


We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the Long-Term MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.


DCA MVA OPTIONS

In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options for the 6 month or 12 month period. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within "Managing Your Account Value."

GUARANTEE PERIOD TERMINATION


An MVA Option ends on the earliest of (a) the "Maturity Date" of the Guarantee Period; (b) the date the entire amount in the MVA Option is withdrawn or transferred; (c) the Annuity Date; (d) the date the Annuity is surrendered, and
(e) the date as of which a Death Benefit is


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determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity
Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity
Date).

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                         FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.


Contingent Deferred Sales Charge ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges" earlier in this prospectus.


With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains or purchase credits), as described in the examples below.

EXAMPLES


These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this prospectus.


Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

..   two years after the purchase, your Unadjusted Account Value is $85,000
    (your Purchase Payment of $75,000 plus $10,000 of investment gain);

..   the free withdrawal amount is $7,500 ($75,000 x .10);

..   the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply

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the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

   . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 - the free withdrawal amount of $7,500 = $42,500)
       x .06 = $2,550). You would receive $47,450 ($50,000 - $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 - $50,000).

   . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

Example 2

Assume the following:

..   you took the withdrawal described above as a gross withdrawal;

..   two years after the withdrawal described above, the Unadjusted Account
    Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

..   the free withdrawal amount is still $7,500 because no additional Purchase
    Payments have been made and the Purchase Payment is still subject to a CDSC; and

..   the applicable CDSC in Annuity Year 4 is now 5%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.


No matter how you specify the withdrawal, any market value adjustment resulting from withdrawals of amounts in the MVA options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See "Free Withdrawal Amounts" later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).


Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.


Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.


Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to

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approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.


Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit (as described in the "Minimum Death Benefit" subsection in Death Benefits" later in this prospectus) that, subject to the Annuity's terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the optional benefit (as described in "Optional Living Benefits" later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio's net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.


MVA OPTION CHARGES

No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.

ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the

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portion of the total Insurance Charge that is deducted as an Administration
Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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                            PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, L Series, and C Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.


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Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the "Living Benefits" section later in this prospectus for further information on additional Purchase Payments.

Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see "Tax Considerations" for additional information on these contribution limits.

If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.


Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in "Initial Purchase Payment," above.


PURCHASE CREDITS UNDER THE X SERIES

As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

Example of Applying the Purchase Credit

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

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Recapture of Purchase Credits

The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life under certain circumstances:
   . any Purchase Credit applied to your Account Value on Purchase Payments made within the period beginning 12 months prior to the Owner's date of death and ending on the date of Due Proof of Death will be recaptured. We do not currently recapture any Purchase Credits at the time of spousal assumption of the Annuity.

   . the amount available under the Medically-Related Surrender portion of the Annuity will not include the amount of any Purchase Credit associated with any Purchase Payments made within 12 months of the date the Medically-Related Surrender is received in Good Order at our Service Office; and

   . if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.

DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

"Beneficiary" Annuity

You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

For IRAs and Roth IRAs, distributions must begin by December 31/st/ of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in "Tax Considerations".

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For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in "Tax Considerations".


You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

..   You may not elect any optional living or death benefits.

..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL

You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable MVA with a zero "Liquidity Factor". See the section of this prospectus entitled "Market Value Adjustment Options."

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also

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suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

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                             MANAGING YOUR ANNUITY


CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

..   a new Annuitant prior to the Annuity Date if the Owner is an entity;

..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.

We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..   a company(ies) that issues or manages viatical or structured settlements;

..   an institutional investment company;

..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");

..   or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.


Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.


Spousal Designations


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered

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domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" later in this prospectus for more information.


Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See "Spousal Continuation of Annuity" in "Death Benefits" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

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                          MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAMS

We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")

The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.

Criteria for Participating in the Program

..   If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

..   We impose no fee for your participation in the 6 or 12 Month DCA Program.

..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

..   Transfers made under this program are not subject to any MVA.

..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

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..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Portfolio Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted
    Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).

..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the applicable AST bond portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

..   If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
(a) the AST bond portfolio used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions on Transfers Between Investment Options." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

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

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
(ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Money Market Sub-account or an MVA Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a predetermined mathematical formula used with an optional living benefit;
    (ii) do not count any transfer that solely involves the AST Money Market Sub-account or an MVA Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the

Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


A Portfolio also may assess a short-term trading fee (also referred to as "redemption fee") in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE


TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES


Prior to Annuitization

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

During the Annuitization Period

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.


There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


FREE WITHDRAWAL AMOUNTS

You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "Free Withdrawal" is not applicable.

   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Example . This example assumes that no withdrawals have previously been taken.

On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.

On January 3 of the following calendar year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.


   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 0.10, or $2,000.

   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 0.10, plus $10,000 X 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:


1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

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


2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.


Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.


We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the MVA Options, the Unadjusted Account Value in all your MVA Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and MVA Options in the same proportion that each such Investment Option represents to your total Unadjusted Account Value; (b) with respect to MVA Options with different amounts of time remaining until maturity, we take the withdrawal from the MVA Option with the shortest remaining duration, followed by the MVA Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth;
(c) with respect to multiple MVA Options that have the same duration remaining until maturity, we take the withdrawal first from the MVA Option with the shortest overall Guarantee Period and (d) with respect to multiple MVA Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such MVA Option.


Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus benefits (or the LIA Amount, under Highest Daily Lifetime Income 2.0 with LIA, Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA). In that scenario, the partial withdrawal would be deemed "Excess Income" - thereby reducing your Annual Income Amount (or LIA Amount) for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

..   Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

..   If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount or LIA Amount (only applicable to a Lifetime Income Accelerator benefit) and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.

..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.

..   If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE


If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.

No withdrawal taken as a Required Minimum Distribution for your Annuity under a program that we administer is subject to an MVA.

See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."

                                  SURRENDERS


SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable optional benefit charge, and any Annual Maintenance Fee.


We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.


MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.

If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Any applicable MVA will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see "Tax Considerations" later in this prospectus.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;

   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

   .   no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:

   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

"Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
(b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
(a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
(d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

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                                ANNUITY OPTIONS

Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.


You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.


If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

Option 1


Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the "period certain") up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.


Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

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..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

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                                LIVING BENEFITS

Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value due to investment performance;

..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

..   providing spousal continuation of certain benefits.

 We currently offer the following
 "living benefits":
    .   Highest Daily Lifetime Income
        v2.1                            The following "living benefits" are
    .   Spousal Highest Daily Lifetime  available only for Annuities issued
        Income v2.1                     with an application signed prior to
    .   Highest Daily Lifetime Income   January 24, 2011, subject to
        v2.1 With Highest Daily Death   availability which may vary by firm:
        Benefit                            .   Highest Daily Guaranteed Return
    .   Spousal Highest Daily Lifetime         Option II (HD GRO II)
        Income v2.1 with Highest Daily     .   Guaranteed Return Option Plus
        Death Benefit                          II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

 Offered from August 20, 2012 to        Offered from January 24, 2011 to
 February 24, 2013:                     August 19, 2012:
    .   Highest Daily Lifetime Income      .   Highest Daily Lifetime Income
        2.0                                .   Highest Daily Lifetime Income
    .   Highest Daily Lifetime Income          with Lifetime Income Accelerator
        2.0 with Lifetime Income           .   Spousal Highest Daily Lifetime
        Accelerator                            Income
    .   Spousal Highest Daily Lifetime  Offered from March 15, 2010 to
        Income 2.0                      January 23, 2011:
    .   Highest Daily Lifetime Income      .   Highest Daily Lifetime 6 Plus
        2.0 With Highest Daily Death           Income
        Benefit                            .   Highest Daily Lifetime 6 Plus
    .   Spousal Highest Daily Lifetime         Income with Lifetime Income
        Income 2.0 with Highest Daily          Accelerator
        Death Benefit                      .   4Spousal Highest Daily Lifetime
                                               6 Plus Income

Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts" - see "Investment Options" for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

Here is a general description of each kind of living benefit that exists under this Annuity:

Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

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Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily
Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit), withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts.

Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

Termination of Existing Benefits and Election of New Benefits

If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.

No Long-Term MVA Option is permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II. For Annuities purchased in Illinois, if you are currently invested in any Market Value Adjustment Options and/or are enrolled in the 6 or 12 Month DCA Program but wish to elect one of the Highest Daily Lifetime Income v2.1 Suite of benefits, at the time you elect such Highest Daily Lifetime Income v2.1 benefit, you will have to cancel your enrollment in the 6 or 12 Month DCA Program and reallocate your Account Value to the Investment Options permitted for such Highest Daily Lifetime Income v2.1 benefit (see "Investment Options -- Group I Allowable Benefit Allocations").


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the "Code") are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT

Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime

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Withdrawal" under the benefit. Withdrawals are taken first from your own
Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: "Spousal Highest Daily Lifetime Income v2.1 Benefit", "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)the periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

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Please note that if you elect Highest Daily Lifetime Income v2.1, your Account
Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5%
for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and
(ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or order. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing

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Annual Income Amount intact. We will not automatically increase your Annual
Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.


Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:


..   The Issue Date is November 1,

..   Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1

..   The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

    Account Value before Lifetime withdrawal                  $ 118,000.00
    Amount of "non" Excess Income                             $   3,500.00
    Account Value immediately before Excess Income of $1,500  $ 114,500.00
    Excess Income amount                                      $   1,500.00
    Ratio ($1,500/$114,500 = 1.31%)                                   1.31%
    Annual Income Amount                                      $   6,000.00
    1.31% Reduction in Annual Income Amount                   $      78.60
    Annual Income Amount for future Annuity Years             $   5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

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The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal
Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 3

..   Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1

..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 First Calendar Year       Annuity Year              Second Calendar Year
 -------------------       ------------------------  -------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

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If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income
Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v2.1

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

Other Important Considerations


..   Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For

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   example, if your Free Withdrawal Amount is $10,000 and your Annual Income
   Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

Charge for Highest Daily Lifetime Income v2.1

The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current

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rules and availability. See "Termination of Existing Benefits and Election of
New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii)your surrender of the Annuity;

(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v2.1" earlier in this benefit description.

How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Overview of The Predetermined Mathematical Formula

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

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The formula is set forth in Appendix J (and is described below).

The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;

..   The amount of time the benefit has been in effect on your Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".

(2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V\\V\\ + V\\F\\"), where "V\\V\\" is the current Account Value of the elected Sub-accounts of the Annuity, and "V\\F\\" is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the "Target Ratio" or "R".

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(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

   R  =  (L - B)/(VV + VF)

More specifically, the formula operates as follows:

(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

   Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

   Target Value (L)  =  $200,000 x 5% x 14.95 = $149,500

(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V\\V\\ + V\\F\\).

   Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

   Target Ratio (R)  =  ($149,500 - 0)/$179,500 = 83.3%

(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

   Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

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Other Important Information

..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

   . If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).


..   If you are participating in a Highest Daily Lifetime Income v2.1 benefit and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:


   . DCA MVA Options are considered "Permitted Sub-accounts" for purpose of the Target Ratio calculation ("L") described above.

   . The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

   . The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account . Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

   . A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT

Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your

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Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus:
"Highest Daily Lifetime Income v2.1 Benefit", "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

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Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

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Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual
Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily
Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1

..   The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the

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ratio of the Excess Income to the Account Value immediately prior to the Excess
Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100/$115,100 = 1.82%)                                  1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                              Highest Daily Value
                            (adjusted for withdrawal      Adjusted Annual
                                  and Purchase       Income Amount (4.5% of the
Date*         Account Value       Payments)**           Highest Daily Value)
-----         ------------- ------------------------ --------------------------
October 28     $119,000.00        $119,000.00                $5,355.00
October 29     $113,000.00        $113,986.98                $5,129.41
October 30     $113,000.00        $113,986.98                $5,129.41
October 31     $119,000.00        $119,000.00                $5,355.00
November 1     $118,473.00        $119,000.00                $5,355.00

* In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income

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Amount, which is based on your Protected Withdrawal Value. Once you elect the
Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable
CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 3

..   Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

..   The Unadjusted Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1

On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income v2.1

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

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    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations


..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted
    Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

Charge for Spousal Highest Daily Lifetime Income v2.1

The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted

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Account Value and Protected Withdrawal Value. As discussed in "Highest Daily
Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.


If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

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The benefit automatically terminates upon the first to occur of the following:

(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)upon the death of the second designated life;

(iii)your termination of the benefit;

(iv)your surrender of the Annuity;

(v)your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(viii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.



HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT

Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income v2.1 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit
- the

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guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.


The income benefit under Highest Daily Lifetime Income v2.1 with HD DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: "Highest Daily Lifetime Income v2.1 Benefit", "Spousal Highest Daily Lifetime Income v2.1 Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" (including no payment of the Highest Daily Death Benefit).


You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced

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for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Highest Daily Lifetime Income v2.1 with HD DB.

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

While Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new-issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The

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Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the
Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your
Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily
Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HD DB

..   The first withdrawal is a Lifetime Withdrawal


Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.


Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess

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Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is the calculation:

Annual Income Amount                                   Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal  $118,000.00  Account Value before Lifetime Withdrawal          $118,000.00
Amount of "non" Excess Income             $  3,500.00  Amount of "non" Excess Income                     $  3,500.00
Account Value immediately before Excess                Account Value immediately before Excess Income of
  Income of $1,500                        $114,500.00  $1,500                                            $114,500.00
Excess Income amount                      $  1,500.00  Excess Income amount                              $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                  1.31% Ratio ($1,500/$114,500 = 1.31%)                          1.31%
Annual Income Amount                      $  6,000.00  HD DB Amount                                      $109,420.00
1.31% Reduction in Annual Income Amount   $     78.60  1.31% Reduction in Annual Income Amount           $  1,433.40
Annual Income Amount for future Annuity
  Years                                   $  5,921.40  Highest Daily Death Benefit Amount                $107,986.60

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with

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Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning
Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 3

..   Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HD DB

..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1 with HD DB

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

 Withdrawal amount                                                 $ 15,000.00
 Divided by Account Value before withdrawal                        $120,000.00
 Equals ratio                                                             12.5%
 All guarantees will be reduced by the above ratio (12.5%)
 Protected Withdrawal Value                                        $109,375.00
 Highest Daily Death Benefit Amount                                $100,992.50

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

Highest Daily Death Benefit

A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

Highest Daily Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)The Unadjusted Account Value on the current Valuation Day; and

(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

   .   increased by any Purchase Payments made on the current Valuation Day and,

   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

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Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HD DB.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

..   increased by the amount of any additional Adjusted Purchase Payments, and

..   reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Highest Daily Lifetime Income v2.1 with HD DB


..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Daily Death Benefit).


..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income v2.1 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an

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


   active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.


..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.


..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HD DB

The current charge for Highest Daily Lifetime Income v2.1 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

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Election of and Designations under the Benefit

For Highest Daily Lifetime Income v2.1 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income v2.1 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii)your surrender of the Annuity;

(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);

(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v2.1" earlier in this benefit description.

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How Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account
Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT

Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income v2.1 with HD DB is the spousal version of Highest Daily Lifetime Income v2.1 with HD DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income v2.1 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 with HD DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no

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


further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB. As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: "Highest Daily Lifetime Income v2.1 Benefit", "Spousal Highest Daily Lifetime Income v2.1 Benefit" and "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" (including no payment of the Highest Daily Death Benefit).


You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HD DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining
Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

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The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

While Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the

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opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on
    August 1 of the following calendar year

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1 with HD DB
..   The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is the calculation:

Annual Income Amount                           Highest Daily Death Benefit Amount
--------------------                           ----------------------------------
Account Value before Lifetime                   Account Value before Lifetime
Withdrawal                        $118,000.00   Withdrawal                         $118,000.00
Amount of "non" Excess Income                   Amount of "non" Excess
                                  $  2,900.00   Income                             $  2,900.00
Account Value immediately before                Account Value immediately
Excess Income of $2,100           $115,100.00   before Excess Income of $2,100     $115,100.00
Excess Income amount              $  2,100.00   Excess Income amount               $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                 Ratio ($2,100/$115,100 =
                                         1.82%  1.82%)                                    1.82%
Annual Income Amount              $  5,400.00   HD DB Amount                       $110,020.00
1.82% Reduction in Annual Income                1.82% Reduction in Annual
Amount                            $     98.28   Income Amount                      $  2,002.36
Annual Income Amount for future                 Highest Daily Death Benefit
Annuity Years                     $  5,301.72   Amount                             $108,017.64

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Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                             Highest Daily Value         Adjusted Annual
                           (adjusted for withdrawal Income Amount (4.5% of the
 Date*       Account Value and Purchase Payments)**    Highest Daily Value)
 -----       ------------- ------------------------ --------------------------
 October 28.  $119,000.00        $119,000.00                $5,355.00
 October 29.  $113,000.00        $113,986.98                $5,129.41
 October 30.  $113,000.00        $113,986.98                $5,129.41
 October 31.  $119,000.00        $119,000.00                $5,355.00
 November 1.  $118,473.00        $119,000.00                $5,355.00

* In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

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Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 3

..   Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on
    September 4 of the following calendar year

..   The Unadjusted Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1 with HD DB

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1 with HD DB

On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Daily Death Benefit Amount                         $100,992.50

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Daily Death Benefit

A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

  Highest Daily Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)The Unadjusted Account Value on the current Valuation Day; and
(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

   .   increased by any Purchase Payments made on the current Valuation Day and,

   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HD DB.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

   .   increased by the amount of any additional Adjusted Purchase Payments, and

   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

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All other provisions applicable to Death Benefits under your Annuity continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HD DB

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

..   Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations


..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted
    Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB

The current charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v2.1 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

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Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HD DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii) upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii) upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)   your termination of the benefit;

(v)    your surrender of the Annuity;

(vi) when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(ix) you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

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Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing
Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond
Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see "Additional Tax Considerations" under Highest Daily Lifetime Income v2.1 above.

GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Unadjusted Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the "Maturity Date". If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.

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Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

   .   The Issue Date is December 1, 2010

   .   The benefit is elected on December 1, 2010

   . The Unadjusted Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

   . The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

   . for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

     Withdrawal Amount                                            $ 50,000
     Divided by Unadjusted Account Value before withdrawal        $380,000
     Equals ratio                                                    13.16%
     All guarantees will be reduced by the above ratio (13.16%).
     Base guarantee amount                                        $173,680
     Enhanced guarantee amount                                    $303,940

Key Feature - Allocation of Unadjusted Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)

We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

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

For purposes of operating the GRO Plus II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account, despite the fact that your Unadjusted Account Value had increased.

In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in

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       the Permitted Sub-accounts (such that $20,000 is allocated to the
       Permitted Sub-accounts and $90,000 to the AST bond portfolio
       Sub-account).

   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   . The difference between your Unadjusted Account Value and your guarantee amount(s);

   .   The amount of time until the maturity of your guarantee(s);

   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;

   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

   . The discount rate used to determine the present value of your guarantee(s);

   .   Additional Purchase Payments, if any, that you make to the Annuity; and

   .   Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on any Valuation Day as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
(d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.

If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II

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benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

Special Considerations Under GRO Plus II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.

   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

   . Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as "investment in the contract" for income tax purposes.

   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

   . As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and
(b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily/SM/ Guaranteed Return Option/SM/ II (HD GRO II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the "Maturity Date" for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used

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with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or
(2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

   .   The Issue Date is December 1, 2010

   .   The benefit is elected on December 1, 2010

   . The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

   .   An additional guarantee amount of $350,000 is locked in on December 1,
       2011

   . The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

   . for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

     Withdrawal Amount                                           $ 50,000
     Divided by Unadjusted Account Value before withdrawal       $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

Key Feature - Allocation of Unadjusted Account Value

We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect the benefit and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit

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your upside potential for growth. The formula is set forth in Appendix J of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Unadjusted Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Unadjusted Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the predetermined mathematical formula. On each Valuation Day, including the effective date of the benefit, the predetermined mathematical formula is used to compare your Unadjusted Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Unadjusted Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Unadjusted Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted

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Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   . The difference between your Unadjusted Account Value and your guarantee amount(s);

   .   The amount of time until the maturity of your guarantee(s);

   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;

   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

   . The discount rate used to determine the present value of your guarantee(s);

   .   Additional Purchase Payments, if any, that you make to the Annuity; and

   .   Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Unadjusted Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on any Valuation Day as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO
II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

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HD GRO II will terminate automatically upon: (a) the death of the Owner or the
Annuitant (in an entity owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
(d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.


If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations Under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.

..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

..   Any amounts applied to your Unadjusted Account Value by us on a Maturity
    Date will not be treated as "investment in the contract" for income tax purposes.

..   As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO
    II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and
(b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

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                                DEATH BENEFITS


TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent". Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death." Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.

No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).

Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See "Change of Owner, Annuitant and Beneficiary Designations" in "Managing Your Annuity" with regard to changes of Owner or Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

MINIMUM DEATH BENEFIT

Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND


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   .   Your Unadjusted Account Value (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Subsequent to spousal continuation, the basic Death Benefit will be equal to the greater of:

..   The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

..   The Unadjusted Account Value on Due Proof of Death of the surviving spouse
    (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

With respect to Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB:

..   If the Highest Daily Death Benefit is not payable upon the death of a
    Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

..   If a Death Benefit is not payable upon the death of a Spousal Designated
    Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options - Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

..   within five (5) years of the date of death (the "5 Year Deadline"); or

..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

..   as a lump sum payment; or

..   as a series of required distributions under the Beneficiary Continuation
    Option as described below in the section entitled "Beneficiary Continuation Option", unless you have made an election prior to Death Benefit proceeds becoming due.

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Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.

..   If you die before a designated Beneficiary is named and before the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See "Tax Considerations" and consult your tax advisor.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans". This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

Under the Beneficiary Continuation Option:

..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.


..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.


..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.


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..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

..   No MVA Options will be offered for Beneficiary Continuation Options.

..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.

..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.

..   Withdrawals are not subject to CDSC.

..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT


VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price". The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you
158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS


Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:


..   trading on the NYSE is restricted;

..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.



Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two
(2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense

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account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time, on a non-discriminatory basis. See "Additional Purchase Payments" under "Purchasing Your Annuity" earlier in this prospectus.


Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, systematic withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for
(a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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                              TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).


Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.


NONQUALIFIED ANNUITIES


In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.


Taxes on Withdrawals and Surrender


If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.


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If you choose to receive payments under an interest payment option, or a
Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


Taxes on Annuity Payments


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.


Partial Annuitization


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


Medicare Tax on Net Investment Income


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).


Other exceptions to this tax may apply. You should consult your tax adviser for further details.


Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity


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prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

..   As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

..   Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

..   Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


Reporting and Withholding on Distributions


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.


Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


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Annuity Qualification


Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;

..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);

..   Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


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Types of Tax-favored Plans


IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as Owner of the Annuity, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);

..   Your rights as Owner are non-forfeitable;

..   You cannot sell, assign or pledge the Annuity;

..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and

..   Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% early withdrawal penalty described below;

..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..   Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These


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   amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs.Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;

..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;

..   Your severance of employment;

..   Your death;

..   Your total and permanent disability; or

..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

Required Minimum Distributions and Payment Options


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the


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IRS rules. Several choices are available for calculating the minimum amount.
More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.


Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.



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Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred.
Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled; or

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)


Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..   For all other distributions, we will withhold at a 10% rate.


We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.


Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.


Spousal Consent Rules for Retirement Plans - Qualified Annuities


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of

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what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers


If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                               OTHER INFORMATION


PRUCO LIFE AND THE SEPARATE ACCOUNT

Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.


Service Providers

Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.



   Name of Service Provider      Services Provided           Address
 -----------------------------  -------------------- -------------------------
 Broadridge Investor            Proxy services and   51 Mercedes Way,
 Communication Solutions, Inc.  regulatory mailings  Edgewood, NY 11717

 CT Corporation System          UCC filings,
                                corporate filings
                                and annual report    111 Eighth Avenue, New
                                filings              York, NY 10011

 Depository Trust & Clearing    Clearing and         55 Water Street, 26/th/
 Corporation                    settlement services  Floor, New York, NY 10041

 EDM Americas                   Records management   301 Fayetteville Street,
                                and administration   Suite 1500, Raleigh, NC
                                of annuity contracts 27601

 ExlService Holdings, Inc.      Administration of    350 Park Avenue, 10/th/
                                annuity contracts    Floor, New York, NY 10022

 National Financial Services    Clearing and         82 Devonshire Street
                                settlement services  Boston, MA 02109

 NEPS, LLC                      Composition,
                                printing, and
                                mailing of
                                contracts and        12 Manor Parkway, Salem,
                                benefit documents    NH 03079

 Pershing LLC                   Order-entry systems  One Pershing Plaza,
                                provider             Jersey City, NJ 07399

 Thomson Reuters                                     3 Times Square New York,
                                Tax form printing    NY 10036

 Venio                                               4031 University Drive,
                                Claim related        Suite 100, Fairfax, VA
                                services             22030


The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account

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


assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

..   offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

..   close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

..   combine the Separate Account with other "unitized" separate accounts;

..   deregister the Separate Account under the Investment Company Act of 1940;

..   manage the Separate Account as a management investment company under the
    Investment Company Act of 1940 or in any other form permitted by law;

..   make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

..   establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

..   make any changes required by federal or state laws with respect to annuity contracts; and

..   to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.


Fees and Payments Received by Pruco Life

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.



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


Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts", in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions

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

between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.


In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity generally on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm.

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

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

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business generally during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06 respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2014 retrospective depiction.


Name of Firm:


 1st Global Capital Corp.  First Allied Securities   Pacific Life
 Advisor Group             Inc                       Park Avenue Securities,
 Aegon Transamerica        First Citizens Bank       LLC
 Afore Met Life            First Heartland Capital,  Pensionmark Retirement
 AFS Brokerage, Inc.       Inc.                      Group
 AIG Advisor Group         First Merit Investments   People's Securities
 AIG Financial Advisors    First Protective          PIMCO
 Inc                       Insurance Group           PlanMember Securities
 Alliance                  First Southeast Investor  Corp.
 Alliant/Benefit Partners  Services                  PNC Investments, LLC
 Allianz                   First Tennessee           PNC Bank
 Allstate Financial        Brokerage, Inc            Presidential Brokerage
 Srvcs, LLC                FMS Financial Partners,   Princor Financial
 American Financial        Inc.                      Services Corp.
 Associates                Fortune Financial         ProEquities
 AMERICAN PORTFOLIO FIN    Services, Inc.            Prospera Financial
 SVCS INC                  Franklin Templeton        Services, Inc.
 Ameritas Investment Corp. FSC Securities Corp.      Prudential Annuities
 Ameritus Capital Group,   Garden State Securities,  Purshe Kaplan Sterling
 Inc.                      Inc.                      Investments
 Annuity Partners          GATX Southern Star Agency Questar Capital
 Annuity Services          Gary Goldberg & Co., Inc. Corporation
 Appointment Resources     Geneos Wealth             Raymond James &
 AQR Capital Management    Management, Inc.          Associates
 ARETE WEALTH MANAGEMENT   Girard Securities, Inc.   Raymond James Financial
 Arque Capital, Ltd.       Goldman Sachs & Co.       Svcs
 Arthur J. Gallagher       Great American            RBC CAPITAL MARKETS
 ARVEST ASSET MANAGEMENT   Investors, Inc.           CORPORATION
 Astoria Federal Savings   GWN Securities, Inc.      Regal Securities
 AXA Advisors, LLC         H. Beck, Inc.             Resource Horizons Group
 BancWest Investment       H.D. Vest Investment      Ridgeway & Conger, Inc.
 Services                  Hantz Financial           Robert W. Baird & Co.,
 BBVA Compass Investment   Services,Inc.             Inc.
 Solutions, Inc.           Harbor Financial          Royal Alliance Associates
 Ballew Investments        Services, LLC             Russell Investments
 Bank of Oklahoma          Harbour Investments, Inc. SAGEPOINT FINANCIAL, INC.
 Bank of Texas             Hazard & Siegel, Inc.     Sage Rutty & Co., Inc.
 BB&T Investment           HBW Securities, Inc.      Sammons Securities Co.,
 Services, Inc.            Hornor, Townsend & Kent,  LLC
 BCG Securities, Inc.      Inc.                      Santander
 Berthel Fisher & Company  HSBC                      Schroders Investment
 BFT Financial Group, LLC  Huntington Investment     Management
 BlackRock Financial       Services                  Scott & Stringfellow, LLC
 Management Inc.           Independent Financial     Securian Financial Svcs,
 Broadridge                Grp, LLC                  Inc.
 Brokers International     Infinex Investments, Inc. Securities America, Inc.
 Brookstone Financial      ING Financial Partners,   Securities Service
 Services                  LLC                       Network
 Cadaret, Grant & Co.,     Institutional Securities  Sigma Financial
 Inc.                      Corp.                     Corporation
 Cambridge Advisory Group  INTERCAROLINA FINANCIAL   Signator Investors, Inc.
 Cambridge Investment      SERVICES, INC.            SII Investments, Inc.
 Research, Inc.            Invest Financial          Sorrento Pacific
 CAPE SECURITIES, INC.     Corporation               Financial LLC
 Capital Advisors          Investacorp               Southeast Financial
 Capital Analysts          Investment Centers of     Group, Inc.
 Capital Financial         America                   Southern Bank
 Services, Inc.            Investment Planners, Inc. Specialized Schedulers
 Capital Growth Resources  Investment Professionals  Sterne Agee Financial
 Capital Guardian          Investors Capital         Services, Inc.
 Capital Investment        Corporation               Stifel Nicolaus & Co.
 Group, Inc.               ISC Group Inc.            STRATEGIC FIN ALLIANCE
 Capital One Investment    J.J.B. Hilliard Lyons,    INC
 Services, LLC             Inc.                      Summit Brokerage
 Capital Securities        J.P. Morgan               Services, Inc
 Management                J.W. Cole Financial, Inc. Summit Financial
 CCF Investments, Inc.     Janney Montgomery Scott,  Sunset Financial
 CCO Investment Services   LLC.                      Services, Inc
 Corp                      Jennison Associates, LLC  SunTrust Investment
 Centaurus Financial, Inc. KCG Holdings, Inc.        Services, Inc.
 Cetera Advisor Network    Key Bank                  SWS Financial Services,
 LLC                       KEY INVESTMENT SERVICES   Inc
 Cetera Financial Group    LLC                       SYMETRA INVESTMENT
 LLC                       KMS Financial Services,   SERVICES INC
 Cetera Financial          Inc.                      Syndicated
 Specialists               Kovack Securities, Inc.   T. Rowe Price Group, Inc.
                           LaSalle St. Securities,   TFS Securities, Inc.
                           LLC                       The Investment Center
                           Lazard                    The O.N. Equity Sales Co.
                           Leaders Group Inc.        The Prudential Insurance
                           Legend Equities           Company of America
                           Corporation
                           Legg Mason

 Cetera Investment         Leigh Baldwin & Company,  The PNC Financial
 Services                  LLC                       Services Group, Inc.
 CFD Investments, Inc.     LIMRA (Life Insurance     The Strategic Financial
 Charter One Bank          and Market Research       Alliance Inc.
 (Cleveland)               Association)              TransAmerica Financial
 Chase Investment Services Lincoln Financial         Advisors, Inc.
 Citigroup Global Markets  Advisors                  Triad Advisors, Inc.
 Inc.                      Lincoln Financial         Trustmont Financial
 Cognizant                 Securities Corporation    Group, Inc.
 COMERICA SECURITIES, INC. Lincoln Investment        UBS Financial Services,
 Commonwealth Financial    Planning                  Inc.
 Network                   LPL Financial Corporation Umpqua Investments
 Compass Bank Wealth       LPL Financial             UNIONBANC INVESTMENT
 Management Group          Corporation (PDI)         SERV, LLC
 Comprehensive Asset       M and T Bank Corporation  United Brokerage
 Management                M Holdings Securities,    Services, Inc.
 Crown Capital             Inc                       United Planners Fin.
 Securities, L.P.          Mass Mutual Financial     Serv.
 CUNA Brokerage Svcs, Inc. Group                     USA Financial Securities
 CUSO Financial Services,  Merrill Lynch, P,F,S      Corp.
 L.P.                      MetLife                   US Bank
 David Lerner and          MFS                       VALIC Financial
 Associates                MML Investors Services,   Advisors, Inc
 Dempsey Lord Smith, LLC   Inc.                      Veritrust Financial LLC
 DWS Investments           Money Concepts Capital    VSR Financial Services,
 Eaton Vance               Corp.                     Inc.
 Edward Jones & Co.        Morgan Stanley Smith      WADDELL & REED INC.
 Epoch Investment          Barney                    Wall Street Financial
 Management                Morgan Stanley Smith      Group
 Equity Services, Inc.     Barney (PDI)              WAYNE HUMMER INVESTMENTS
 Federated Investors       MTL Equity Products, Inc. LLC
 Fidelity Institutional    Mutual of Omaha Bank      Wells Fargo Advisors LLC
 Wealth Services (FIWS)    National Planning         WELLS FARGO ADVISORS
 Fidelity Investments      Corporation               LLC--WEALTH
 Fifth Third Securities,   National Securities Corp. Wells Fargo Investments
 Inc.                      Natixis Funds             LLC
 Financial Planning        Neuberger Berman          Western Asset Management
 Consultants               Next Financial Group,     Company
 Financial Services Int'l  Inc.                      WFG Investments, Inc.
 Corp. (FSIC)              NFP Securities, Inc.      Wintrust Financial
 Financial Telesis         OneAmerica Securities,    Corporation
 Financial West Group      Inc.                      Woodbury Financial
                           OPPENHEIMER & CO, INC.    Services
                                                     World Equity Group, Inc.
                                                     World Group Securities,
                                                     Inc.
                                                     WRP Investments, Inc
                                                     Wunderlich Securities




You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



LEGAL PROCEEDINGS

Litigation and Regulatory Matters


Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

..   Company

..   Experts

..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products


..   Cyber Security Risks


..   Determination of Accumulation Unit Values

..   Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential's Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website:
www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


Correspondence Sent by Overnight/*/, Certified or Registered Mail


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025


* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center
(1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES


 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.


                          PREMIER RETIREMENT X SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96776        $10.80355        16,115,236
   01/01/2011 to 12/31/2011                              $10.80355        $10.32201        26,145,020
   01/01/2012 to 12/31/2012                              $10.32201        $11.40400        38,935,591
   01/01/2013 to 12/31/2013                              $11.40400        $12.30947        39,060,873
   01/01/2014 to 12/31/2014                              $12.30947        $12.54311        35,683,921
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97845        $10.90934        16,520,147
   01/01/2011 to 12/31/2011                              $10.90934        $10.71983        31,160,927
   01/01/2012 to 12/31/2012                              $10.71983        $11.95732        55,247,701
   01/01/2013 to 12/31/2013                              $11.95732        $13.67933        57,766,127
   01/01/2014 to 12/31/2014                              $13.67933        $14.24637        55,493,040
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00698        $10.80426           386,068
   01/01/2011 to 12/31/2011                              $10.80426        $10.98336           861,212
   01/01/2012 to 05/04/2012                              $10.98336        $11.92572                 0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99847        $10.07784               770
   01/01/2014 to 12/31/2014                              $10.07784         $9.58226             8,056
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99847        $11.62116             8,979
   01/01/2014 to 12/31/2014                              $11.62116        $12.90832             6,746
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98872        $10.76175        19,444,721
   01/01/2011 to 12/31/2011                              $10.76175        $10.43457        30,884,829
   01/01/2012 to 12/31/2012                              $10.43457        $11.51897        46,987,089
   01/01/2013 to 12/31/2013                              $11.51897        $13.30116        48,456,304
   01/01/2014 to 12/31/2014                              $13.30116        $13.90656        46,772,506
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99847         $9.15446         4,206,004
   01/01/2012 to 12/31/2012                               $9.15446        $10.05366         9,740,164
   01/01/2013 to 12/31/2013                              $10.05366        $10.93859        10,380,519
   01/01/2014 to 12/31/2014                              $10.93859        $11.26169         9,811,966
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99847        $10.48565           635,979
   01/01/2014 to 12/31/2014                              $10.48565        $10.65997           849,048
----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.97163        $10.57122           430,116
   01/01/2011 to 12/31/2011                              $10.57122         $9.76664           690,215
   01/01/2012 to 12/31/2012                               $9.76664        $10.85420         1,110,547
   01/01/2013 to 12/31/2013                              $10.85420        $14.00179         1,166,934
   01/01/2014 to 12/31/2014                              $14.00179        $15.15363         1,193,572

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97763        $10.84253        17,802,880
   01/01/2011 to 12/31/2011                                      $10.84253        $10.38402        23,039,463
   01/01/2012 to 12/31/2012                                      $10.38402        $11.59031        37,835,926
   01/01/2013 to 12/31/2013                                      $11.59031        $13.95605        44,287,143
   01/01/2014 to 12/31/2014                                      $13.95605        $14.65605        44,375,472
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99847        $11.64274           176,214
   01/01/2014 to 12/31/2014                                      $11.64274        $12.98266           511,039
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95986        $11.79603           629,095
   01/01/2011 to 12/31/2011                                      $11.79603        $12.34114         1,206,134
   01/01/2012 to 12/31/2012                                      $12.34114        $13.97161         2,291,720
   01/01/2013 to 12/31/2013                                      $13.97161        $14.14285         2,514,791
   01/01/2014 to 12/31/2014                                      $14.14285        $18.17255         2,628,678
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99847         $9.67597         1,353,571
   01/01/2014 to 12/31/2014                                       $9.67597         $9.98151         1,808,662
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97594        $11.02450        10,460,931
   01/01/2011 to 12/31/2011                                      $11.02450        $10.65807        19,667,799
   01/01/2012 to 12/31/2012                                      $10.65807        $11.57318        32,422,700
   01/01/2013 to 12/31/2013                                      $11.57318        $13.03586        32,820,312
   01/01/2014 to 12/31/2014                                      $13.03586        $13.19784        31,239,552
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99847        $10.89088         6,864,689
   01/01/2011 to 12/31/2011                                      $10.89088        $10.42542        12,294,833
   01/01/2012 to 12/31/2012                                      $10.42542        $11.62744        21,183,815
   01/01/2013 to 12/31/2013                                      $11.62744        $13.60625        23,505,286
   01/01/2014 to 12/31/2014                                      $13.60625        $14.11822        23,024,230
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99847        $10.73331        35,768,283
   01/01/2013 to 12/31/2013                                      $10.73331        $13.11279        37,883,041
   01/01/2014 to 12/31/2014                                      $13.11279        $13.27917        36,553,085
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99847        $10.80159         1,541,770
   01/01/2014 to 12/31/2014                                      $10.80159        $10.87308         2,271,408
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97014        $11.55536           274,439
   01/01/2011 to 12/31/2011                                      $11.55536        $10.77031           415,059
   01/01/2012 to 12/31/2012                                      $10.77031        $13.40428           873,736
   01/01/2013 to 12/31/2013                                      $13.40428        $13.72837           984,994
   01/01/2014 to 12/31/2014                                      $13.72837        $15.35046           942,617
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01847        $10.79024           453,210
   01/01/2011 to 12/31/2011                                      $10.79024        $10.17178           638,844
   01/01/2012 to 12/31/2012                                      $10.17178        $11.95648         1,393,003
   01/01/2013 to 12/31/2013                                      $11.95648        $15.22531         1,626,210
   01/01/2014 to 02/07/2014                                      $15.22531        $14.97506                 0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99171        $10.77467           523,595
   01/01/2011 to 12/31/2011                                      $10.77467         $9.99185           856,280
   01/01/2012 to 12/31/2012                                       $9.99185        $11.73538         1,421,679
   01/01/2013 to 12/31/2013                                      $11.73538        $15.38187         1,821,876
   01/01/2014 to 12/31/2014                                      $15.38187        $17.07993         1,898,512

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                       $10.01979        $11.42605           820,867
   01/01/2011 to 12/31/2011                       $11.42605        $10.88116         1,298,500
   01/01/2012 to 12/31/2012                       $10.88116        $12.77433         2,310,340
   01/01/2013 to 12/31/2013                       $12.77433        $16.57435         2,681,294
   01/01/2014 to 12/31/2014                       $16.57435        $18.14290         2,595,336
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                        $9.98821        $10.71140         7,230,953
   01/01/2011 to 12/31/2011                       $10.71140        $10.46023        12,879,029
   01/01/2012 to 12/31/2012                       $10.46023        $11.30645        18,231,221
   01/01/2013 to 12/31/2013                       $11.30645        $12.18719        18,047,586
   01/01/2014 to 12/31/2014                       $12.18719        $12.44507        16,721,275
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.96509        $11.50123         1,034,338
   01/01/2011 to 12/31/2011                       $11.50123        $11.43580         1,623,604
   01/01/2012 to 12/31/2012                       $11.43580        $12.98500         2,545,750
   01/01/2013 to 12/31/2013                       $12.98500        $17.69151         2,828,923
   01/01/2014 to 12/31/2014                       $17.69151        $18.61406         3,061,589
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.98607        $10.67822           180,577
   01/01/2011 to 12/31/2011                       $10.67822        $10.42937           927,305
   01/01/2012 to 12/31/2012                       $10.42937        $11.60796         1,540,096
   01/01/2013 to 12/31/2013                       $11.60796        $15.33863         1,510,460
   01/01/2014 to 12/31/2014                       $15.33863        $15.28936         1,411,995
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                        $9.98444        $10.77285           781,633
   01/01/2011 to 12/31/2011                       $10.77285        $10.90929         1,470,127
   01/01/2012 to 12/31/2012                       $10.90929        $12.19282         2,577,408
   01/01/2013 to 12/31/2013                       $12.19282        $12.82656         2,320,698
   01/01/2014 to 12/31/2014                       $12.82656        $12.91135         2,105,418
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                        $9.92930        $11.26762           429,967
   01/01/2011 to 12/31/2011                       $11.26762         $9.63007           601,698
   01/01/2012 to 12/31/2012                        $9.63007        $11.37668           925,810
   01/01/2013 to 12/31/2013                       $11.37668        $13.29421         1,035,180
   01/01/2014 to 12/31/2014                       $13.29421        $12.32735         1,067,728
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                        $9.92917        $10.80592           418,182
   01/01/2011 to 12/31/2011                       $10.80592         $9.27520           737,258
   01/01/2012 to 12/31/2012                        $9.27520        $10.62158         1,030,043
   01/01/2013 to 12/31/2013                       $10.62158        $12.45452         1,137,167
   01/01/2014 to 12/31/2014                       $12.45452        $11.40464         1,164,280
---------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00670        $10.61020            41,027
   01/01/2011 to 12/31/2011                       $10.61020        $11.71022       110,706,033
   01/01/2012 to 12/31/2012                       $11.71022        $12.57380        45,070,934
   01/01/2013 to 12/31/2013                       $12.57380        $11.94846         9,211,626
   01/01/2014 to 12/31/2014                       $11.94846        $12.51669        10,981,423
---------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                        $9.97670        $10.88236         5,496,657
   01/01/2011 to 12/31/2011                       $10.88236        $10.62051        10,013,676
   01/01/2012 to 12/31/2012                       $10.62051        $11.83963        16,932,869
   01/01/2013 to 12/31/2013                       $11.83963        $13.51272        17,890,328
   01/01/2014 to 12/31/2014                       $13.51272        $14.10681        16,814,953

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92182        $10.56777           725,442
   01/01/2011 to 12/31/2011                             $10.56777         $9.42340         1,083,762
   01/01/2012 to 12/31/2012                              $9.42340        $11.27524         1,730,341
   01/01/2013 to 12/31/2013                             $11.27524        $12.76658         1,955,062
   01/01/2014 to 12/31/2014                             $12.76658        $11.73274         2,068,312
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99847        $10.59781         5,623,269
   01/01/2011 to 12/31/2011                             $10.59781        $10.42630        11,769,393
   01/01/2012 to 12/31/2012                             $10.42630        $11.33010        17,708,824
   01/01/2013 to 12/31/2013                             $11.33010        $12.34735        17,422,474
   01/01/2014 to 12/31/2014                             $12.34735        $12.77932        16,330,438
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97132        $10.78687           233,153
   01/01/2011 to 12/31/2011                             $10.78687        $10.65776           635,357
   01/01/2012 to 12/31/2012                             $10.65776        $12.04897         1,103,688
   01/01/2013 to 12/31/2013                             $12.04897        $16.14198         1,259,149
   01/01/2014 to 12/31/2014                             $16.14198        $17.34907         1,369,649
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99045        $10.62894           264,381
   01/01/2011 to 12/31/2011                             $10.62894         $9.99613           458,796
   01/01/2012 to 12/31/2012                              $9.99613        $11.46771           612,307
   01/01/2013 to 12/31/2013                             $11.46771        $15.74223         1,104,719
   01/01/2014 to 12/31/2014                             $15.74223        $17.57498         1,301,056
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99257        $11.31652           599,023
   01/01/2011 to 12/31/2011                             $11.31652        $11.00602           954,711
   01/01/2012 to 12/31/2012                             $11.00602        $12.12714         1,481,165
   01/01/2013 to 12/31/2013                             $12.12714        $16.26077         1,450,451
   01/01/2014 to 12/31/2014                             $16.26077        $17.65014         2,693,768
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98864        $10.83202           445,793
   01/01/2011 to 12/31/2011                             $10.83202        $11.71326         3,851,027
   01/01/2012 to 12/31/2012                             $11.71326        $12.17799         5,457,872
   01/01/2013 to 12/31/2013                             $12.17799        $11.71372         5,125,058
   01/01/2014 to 12/31/2014                             $11.71372        $12.23156         5,339,399
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98760        $10.90539           654,025
   01/01/2011 to 12/31/2011                             $10.90539        $10.36861         1,170,710
   01/01/2012 to 12/31/2012                             $10.36861        $12.52513         1,854,137
   01/01/2013 to 12/31/2013                             $12.52513        $15.69069         2,361,958
   01/01/2014 to 12/31/2014                             $15.69069        $15.95956         2,572,543
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99847        $10.88101           254,897
   01/01/2011 to 12/31/2011                             $10.88101        $10.61657           334,532
   01/01/2012 to 12/31/2012                             $10.61657        $12.20012           677,421
   01/01/2013 to 12/31/2013                             $12.20012        $16.36996           818,930
   01/01/2014 to 12/31/2014                             $16.36996        $17.46658           798,865
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99847        $10.18909            24,883
   01/01/2013 to 12/31/2013                             $10.18909        $13.45134           195,742
   01/01/2014 to 12/31/2014                             $13.45134        $14.55151           302,491
---------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98873        $11.51238           387,296
   01/01/2011 to 12/31/2011                             $11.51238        $10.90968           608,066
   01/01/2012 to 12/31/2012                             $10.90968        $12.67896           972,318
   01/01/2013 to 12/31/2013                             $12.67896        $16.47850           999,326
   01/01/2014 to 12/31/2014                             $16.47850        $18.59471           983,810

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99847         $9.85245         1,640,205
   01/01/2011 to 12/31/2011                               $9.85245         $9.67264         3,774,781
   01/01/2012 to 12/31/2012                               $9.67264         $9.49388         4,017,966
   01/01/2013 to 12/31/2013                               $9.49388         $9.31835         3,600,456
   01/01/2014 to 12/31/2014                               $9.31835         $9.14602         3,366,649
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99102        $11.24476           814,527
   01/01/2011 to 12/31/2011                              $11.24476        $10.76281         1,232,918
   01/01/2012 to 12/31/2012                              $10.76281        $12.37274         1,814,406
   01/01/2013 to 12/31/2013                              $12.37274        $17.24527         2,568,629
   01/01/2014 to 12/31/2014                              $17.24527        $19.33833         2,613,621
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02838        $10.06723           112,651
   01/01/2012 to 12/31/2012                              $10.06723        $10.36223           878,033
   01/01/2013 to 12/31/2013                              $10.36223         $9.88236           823,508
   01/01/2014 to 12/31/2014                               $9.88236        $10.19923           926,062
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95876        $11.93497           593,887
   01/01/2011 to 12/31/2011                              $11.93497        $11.91206         1,202,261
   01/01/2012 to 12/31/2012                              $11.91206        $13.13906         2,071,247
   01/01/2013 to 12/31/2013                              $13.13906        $17.10150         2,281,452
   01/01/2014 to 12/31/2014                              $17.10150        $18.11772         2,028,243
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97289        $11.43803           286,843
   01/01/2011 to 04/29/2011                              $11.43803        $12.82105                 0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99847        $10.30949         2,343,443
   01/01/2013 to 12/31/2013                              $10.30949        $12.03277         2,266,891
   01/01/2014 to 12/31/2014                              $12.03277        $12.41705         2,334,753
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93894        $11.68593         1,551,512
   01/01/2011 to 12/31/2011                              $11.68593         $9.14486         1,985,084
   01/01/2012 to 12/31/2012                               $9.14486        $10.58462         3,055,986
   01/01/2013 to 12/31/2013                              $10.58462        $10.41199         3,291,340
   01/01/2014 to 12/31/2014                              $10.41199         $9.74077         3,148,055
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00789        $10.09014           894,555
   01/01/2011 to 12/31/2011                              $10.09014        $10.12632         1,902,630
   01/01/2012 to 12/31/2012                              $10.12632        $10.40533         2,707,899
   01/01/2013 to 12/31/2013                              $10.40533         $9.99083         2,505,010
   01/01/2014 to 12/31/2014                               $9.99083         $9.79656         2,293,975
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00681        $10.36307        12,788,956
   01/01/2011 to 12/31/2011                              $10.36307        $10.49495        20,127,075
   01/01/2012 to 12/31/2012                              $10.49495        $11.26084        31,996,315
   01/01/2013 to 12/31/2013                              $11.26084        $10.84947        31,607,097
   01/01/2014 to 12/31/2014                              $10.84947        $11.09929        28,050,519
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98943        $10.60667        18,134,321
   01/01/2011 to 12/31/2011                              $10.60667        $10.51438        39,410,414
   01/01/2012 to 12/31/2012                              $10.51438        $11.39020        57,325,021
   01/01/2013 to 12/31/2013                              $11.39020        $12.20935        52,581,796
   01/01/2014 to 12/31/2014                              $12.20935        $12.67552        48,974,686
----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.01839        $10.06713           216,960
   01/01/2012 to 12/31/2012                              $10.06713        $10.58327         1,313,430
   01/01/2013 to 12/31/2013                              $10.58327        $10.14726         1,374,651
   01/01/2014 to 12/31/2014                              $10.14726        $10.56308         1,730,774

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96346        $11.51915        12,510,633
   01/01/2011 to 12/31/2011                                $11.51915        $10.60363        20,525,257
   01/01/2012 to 12/31/2012                                $10.60363        $11.75190        35,443,943
   01/01/2013 to 12/31/2013                                $11.75190        $13.49829        37,663,363
   01/01/2014 to 12/31/2014                                $13.49829        $14.46718        36,030,416
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99847         $9.58574             5,064
   01/01/2014 to 12/31/2014                                 $9.58574         $9.17642             4,864
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99847        $11.66071                 0
   01/01/2014 to 12/31/2014                                $11.66071        $13.18947             2,438
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99847        $10.90109           147,522
   01/01/2011 to 12/31/2011                                $10.90109        $11.06966           279,830
   01/01/2012 to 12/31/2012                                $11.06966        $12.90767           751,051
   01/01/2013 to 12/31/2013                                $12.90767        $16.77713           873,043
   01/01/2014 to 12/31/2014                                $16.77713        $19.30124         1,224,795
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99847         $8.88788         2,470,946
   01/01/2012 to 12/31/2012                                 $8.88788         $9.87102         4,000,108
   01/01/2013 to 12/31/2013                                 $9.87102        $11.85852         4,577,852
   01/01/2014 to 12/31/2014                                $11.85852        $12.39583         5,236,394
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98752        $10.79555         9,993,968
   01/01/2011 to 12/31/2011                                $10.79555        $10.40365        18,489,579
   01/01/2012 to 12/31/2012                                $10.40365        $11.26081        31,340,090
   01/01/2013 to 12/31/2013                                $11.26081        $12.42729        31,211,377
   01/01/2014 to 12/31/2014                                $12.42729        $12.82420        29,661,839
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97772        $10.98316         9,422,264
   01/01/2011 to 12/31/2011                                $10.98316        $10.52277        15,912,582
   01/01/2012 to 12/31/2012                                $10.52277        $11.97027        26,893,841
   01/01/2013 to 12/31/2013                                $11.97027        $13.87067        29,383,200
   01/01/2014 to 12/31/2014                                $13.87067        $14.35366        28,383,325
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98235        $10.77457        12,822,769
   01/01/2011 to 12/31/2011                                $10.77457        $10.21799        20,814,989
   01/01/2012 to 12/31/2012                                $10.21799        $11.14568        30,115,794
   01/01/2013 to 12/31/2013                                $11.14568        $12.51484        30,362,267
   01/01/2014 to 12/31/2014                                $12.51484        $12.65621        27,998,858
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97180        $12.16884           408,703
   01/01/2011 to 12/31/2011                                $12.16884        $10.37797           902,020
   01/01/2012 to 12/31/2012                                $10.37797        $12.23038         1,648,314
   01/01/2013 to 12/31/2013                                $12.23038        $16.90321         1,651,177
   01/01/2014 to 12/31/2014                                $16.90321        $17.41026         1,605,387
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96085        $12.62928           506,068
   01/01/2011 to 12/31/2011                                $12.62928        $12.27464         1,125,305
   01/01/2012 to 12/31/2012                                $12.27464        $13.51412         1,627,219
   01/01/2013 to 12/31/2013                                $13.51412        $17.92962         2,009,726
   01/01/2014 to 12/31/2014                                $17.92962        $18.27003         1,892,126

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                  $9.96428        $11.47783           380,118
   01/01/2011 to 12/31/2011                                 $11.47783        $10.59244           622,032
   01/01/2012 to 12/31/2012                                 $10.59244        $12.28421           982,596
   01/01/2013 to 12/31/2013                                 $12.28421        $16.56648         1,228,659
   01/01/2014 to 12/31/2014                                 $16.56648        $17.11661           974,030
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                  $9.99216        $10.70296        19,296,637
   01/01/2011 to 12/31/2011                                 $10.70296        $10.71365        39,420,262
   01/01/2012 to 12/31/2012                                 $10.71365        $11.93438        68,298,395
   01/01/2013 to 12/31/2013                                 $11.93438        $13.68539        70,005,261
   01/01/2014 to 12/31/2014                                 $13.68539        $14.22202        67,514,495
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                  $9.98581        $10.54809           376,764
   01/01/2011 to 12/31/2011                                 $10.54809        $10.18355           509,407
   01/01/2012 to 12/31/2012                                 $10.18355        $11.71904         1,395,353
   01/01/2013 to 12/31/2013                                 $11.71904        $14.91679         1,761,262
   01/01/2014 to 12/31/2014                                 $14.91679        $15.73419         1,636,089
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.97104        $11.14744         1,309,895
   01/01/2011 to 12/31/2011                                 $11.14744        $10.75602         2,008,486
   01/01/2012 to 12/31/2012                                 $10.75602        $12.41292         3,764,643
   01/01/2013 to 12/31/2013                                 $12.41292        $17.54731         4,326,903
   01/01/2014 to 12/31/2014                                 $17.54731        $18.66002         4,593,499
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85972        $11.48747         1,912,053
   01/01/2011 to 12/31/2011                                 $11.48747         $9.59315         3,407,102
   01/01/2012 to 12/31/2012                                  $9.59315         $9.75585         5,693,626
   01/01/2013 to 12/31/2013                                  $9.75585        $11.04815         5,499,627
   01/01/2014 to 12/31/2014                                 $11.04815         $9.93711         5,383,864
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.98015        $10.32114           717,496
   01/01/2011 to 12/31/2011                                 $10.32114        $10.54828         1,403,572
   01/01/2012 to 12/31/2012                                 $10.54828        $10.89377         1,930,378
   01/01/2013 to 12/31/2013                                 $10.89377        $10.29090         1,778,273
   01/01/2014 to 12/31/2014                                 $10.29090        $10.15672         1,653,751
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99847         $8.82530         2,711,264
   01/01/2012 to 12/31/2012                                  $8.82530         $9.61524         6,873,867
   01/01/2013 to 12/31/2013                                  $9.61524        $11.37243         9,319,882
   01/01/2014 to 12/31/2014                                 $11.37243        $11.77647         9,788,059
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99847        $10.41023         2,255,133
   01/01/2011 to 12/31/2011                                 $10.41023        $10.83354         4,205,372
   01/01/2012 to 12/31/2012                                 $10.83354        $11.46793         6,195,377
   01/01/2013 to 12/31/2013                                 $11.46793        $11.08767         6,468,791
   01/01/2014 to 12/31/2014                                 $11.08767        $11.66584         7,371,692
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99847        $10.37776                 0
   01/01/2013 to 12/31/2013                                 $10.37776         $9.35714             4,915
   01/01/2014 to 12/31/2014                                  $9.35714         $9.30831             7,485
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97099        $10.65063        14,541,761
   01/01/2011 to 12/31/2011                                 $10.65063        $10.27927        21,594,879
   01/01/2012 to 09/21/2012                                 $10.27927        $11.49908                 0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES
                          Pruco Life Insurance Company
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV
                            and GRO Plus II (3.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96658        $10.67920          65,586
   01/01/2011 to 12/31/2011                              $10.67920        $10.05801          32,305
   01/01/2012 to 12/31/2012                              $10.05801        $10.95346          20,805
   01/01/2013 to 12/31/2013                              $10.95346        $11.65457           4,753
   01/01/2014 to 12/31/2014                              $11.65457        $11.70642           5,546
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97726        $10.78391          63,320
   01/01/2011 to 12/31/2011                              $10.78391        $10.44570          36,268
   01/01/2012 to 12/31/2012                              $10.44570        $11.48497          22,845
   01/01/2013 to 12/31/2013                              $11.48497        $12.95158           8,983
   01/01/2014 to 12/31/2014                              $12.95158        $13.29601          12,245
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00580        $10.68000               0
   01/01/2011 to 12/31/2011                              $10.68000        $10.70255               0
   01/01/2012 to 05/04/2012                              $10.70255        $11.56355               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98754        $10.63801          52,778
   01/01/2011 to 12/31/2011                              $10.63801        $10.16773          41,360
   01/01/2012 to 12/31/2012                              $10.16773        $11.06393          42,294
   01/01/2013 to 12/31/2013                              $11.06393        $12.59350          37,907
   01/01/2014 to 12/31/2014                              $12.59350        $12.97888          15,867
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99728         $9.06646           5,266
   01/01/2012 to 12/31/2012                               $9.06646         $9.81460             207
   01/01/2013 to 12/31/2013                               $9.81460        $10.52625              78
   01/01/2014 to 12/31/2014                              $10.52625        $10.68270             154
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99728        $10.38336               0
   01/01/2014 to 12/31/2014                              $10.38336        $10.40546               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                               $9.99728        $10.47326           1,077
   01/01/2011 to 12/31/2011                              $10.47326        $11.28966         176,639
   01/01/2012 to 12/31/2012                              $11.28966        $11.48120         178,338
   01/01/2013 to 12/31/2013                              $11.48120        $10.87944         167,320
   01/01/2014 to 12/31/2014                              $10.87944        $10.67630         153,171
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                              $10.00599        $10.51568               0
   01/01/2011 to 12/31/2011                              $10.51568        $11.55635         171,789
   01/01/2012 to 12/31/2012                              $11.55635        $11.81915         195,616
   01/01/2013 to 12/31/2013                              $11.81915        $11.07563         221,450
   01/01/2014 to 12/31/2014                              $11.07563        $11.00100         190,148
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                               $9.99728        $10.51855               0
   01/01/2011 to 12/31/2011                              $10.51855        $11.80304               0
   01/01/2012 to 12/31/2012                              $11.80304        $12.08781           6,064
   01/01/2013 to 12/31/2013                              $12.08781        $11.12982           8,046
   01/01/2014 to 12/31/2014                              $11.12982        $11.22726           2,549

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                               $10.00811        $10.54905                0
   01/01/2011 to 12/31/2011                               $10.54905        $12.11329                0
   01/01/2012 to 12/31/2012                               $12.11329        $12.45960                0
   01/01/2013 to 12/31/2013                               $12.45960        $11.26923              915
   01/01/2014 to 12/31/2014                               $11.26923        $11.57452           17,693
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                               $10.00704        $10.64953                0
   01/01/2011 to 12/31/2011                               $10.64953        $12.39610        1,039,227
   01/01/2012 to 12/31/2012                               $12.39610        $12.80734          995,857
   01/01/2013 to 12/31/2013                               $12.80734        $11.52353          533,020
   01/01/2014 to 12/31/2014                               $11.52353        $12.00532          522,871
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                               $9.99728        $11.84372           63,992
   01/01/2012 to 12/31/2012                               $11.84372        $12.12814          187,797
   01/01/2013 to 12/31/2013                               $12.12814        $10.59034          257,224
   01/01/2014 to 12/31/2014                               $10.59034        $11.30860          172,689
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                               $9.99639        $10.24517            5,990
   01/01/2013 to 12/31/2013                               $10.24517         $8.90118          988,580
   01/01/2014 to 12/31/2014                                $8.90118         $9.69880          647,667
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                               $9.99819         $8.62024          121,689
   01/01/2014 to 12/31/2014                                $8.62024         $9.55706           49,979
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                               $9.99819        $11.13605           24,883
-----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                $9.97045        $10.44965            2,613
   01/01/2011 to 12/31/2011                               $10.44965         $9.51676              948
   01/01/2012 to 12/31/2012                                $9.51676        $10.42534              441
   01/01/2013 to 12/31/2013                               $10.42534        $13.25685              211
   01/01/2014 to 12/31/2014                               $13.25685        $14.14267              209
-----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                $9.97645        $10.71790          391,948
   01/01/2011 to 12/31/2011                               $10.71790        $10.11846          164,486
   01/01/2012 to 12/31/2012                               $10.11846        $11.13244          168,218
   01/01/2013 to 12/31/2013                               $11.13244        $13.21358           59,953
   01/01/2014 to 12/31/2014                               $13.21358        $13.67849          119,117
-----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                               $9.99728        $11.50077                0
   01/01/2014 to 12/31/2014                               $11.50077        $12.64132                0
-----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                $9.95867        $11.66051            2,513
   01/01/2011 to 12/31/2011                               $11.66051        $12.02580            1,025
   01/01/2012 to 12/31/2012                               $12.02580        $13.41994              487
   01/01/2013 to 12/31/2013                               $13.41994        $13.39059              248
   01/01/2014 to 12/31/2014                               $13.39059        $16.96076              211
-----------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                               $9.99728         $9.58155                0
   01/01/2014 to 12/31/2014                                $9.58155         $9.74316                0
-----------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                $9.97476        $10.89777           41,613
   01/01/2011 to 12/31/2011                               $10.89777        $10.38550           35,895
   01/01/2012 to 12/31/2012                               $10.38550        $11.11593           31,402
   01/01/2013 to 12/31/2013                               $11.11593        $12.34220           25,534
   01/01/2014 to 12/31/2014                               $12.34220        $12.31735           11,357

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99728        $10.76559          53,525
   01/01/2011 to 12/31/2011                                      $10.76559        $10.15880          27,393
   01/01/2012 to 12/31/2012                                      $10.15880        $11.16821          18,312
   01/01/2013 to 12/31/2013                                      $11.16821        $12.88252           8,187
   01/01/2014 to 12/31/2014                                      $12.88252        $13.17651          13,421
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99729        $10.62945         146,737
   01/01/2013 to 12/31/2013                                      $10.62945        $12.80087          41,707
   01/01/2014 to 12/31/2014                                      $12.80087        $12.77842         110,409
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99728        $10.69628               0
   01/01/2014 to 12/31/2014                                      $10.69628        $10.61344           2,929
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96896        $11.42258           7,260
   01/01/2011 to 12/31/2011                                      $11.42258        $10.49505           2,154
   01/01/2012 to 12/31/2012                                      $10.49505        $12.87504           1,531
   01/01/2013 to 12/31/2013                                      $12.87504        $12.99817             599
   01/01/2014 to 12/31/2014                                      $12.99817        $14.32682             563
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01728        $10.66626           6,841
   01/01/2011 to 12/31/2011                                      $10.66626         $9.91176           2,303
   01/01/2012 to 12/31/2012                                       $9.91176        $11.48439           2,018
   01/01/2013 to 12/31/2013                                      $11.48439        $14.41566             859
   01/01/2014 to 02/07/2014                                      $14.41566        $14.15747               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99053        $10.65075             599
   01/01/2011 to 12/31/2011                                      $10.65075         $9.73635             169
   01/01/2012 to 12/31/2012                                       $9.73635        $11.27199             171
   01/01/2013 to 12/31/2013                                      $11.27199        $14.56390             122
   01/01/2014 to 12/31/2014                                      $14.56390        $15.94107              70
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01861        $11.29475           9,481
   01/01/2011 to 12/31/2011                                      $11.29475        $10.60285           5,877
   01/01/2012 to 12/31/2012                                      $10.60285        $12.26970           3,111
   01/01/2013 to 12/31/2013                                      $12.26970        $15.69263           1,337
   01/01/2014 to 12/31/2014                                      $15.69263        $16.93279           1,324
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98703        $10.58812          39,331
   01/01/2011 to 12/31/2011                                      $10.58812        $10.19269          24,837
   01/01/2012 to 12/31/2012                                      $10.19269        $10.85975          14,119
   01/01/2013 to 12/31/2013                                      $10.85975        $11.53872           4,602
   01/01/2014 to 12/31/2014                                      $11.53872        $11.61500           4,482
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.96391        $11.36904          37,088
   01/01/2011 to 12/31/2011                                      $11.36904        $11.14341          10,062
   01/01/2012 to 12/31/2012                                      $11.14341        $12.47211           4,023
   01/01/2013 to 12/31/2013                                      $12.47211        $16.75047           3,267
   01/01/2014 to 12/31/2014                                      $16.75047        $17.37267           3,072
------------------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.98489        $10.55547           6,008
   01/01/2011 to 12/31/2011                                      $10.55547        $10.16268           2,215
   01/01/2012 to 12/31/2012                                      $10.16268        $11.14947           1,028
   01/01/2013 to 12/31/2013                                      $11.14947        $14.52284             456
   01/01/2014 to 12/31/2014                                      $14.52284        $14.26965             933

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98326        $10.64904           1,088
   01/01/2011 to 12/31/2011                             $10.64904        $10.63061             391
   01/01/2012 to 12/31/2012                             $10.63061        $11.71147             284
   01/01/2013 to 12/31/2013                             $11.71147        $12.14450              81
   01/01/2014 to 12/31/2014                             $12.14450        $12.05031              70
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92811        $11.13809           5,276
   01/01/2011 to 12/31/2011                             $11.13809         $9.38377           2,037
   01/01/2012 to 12/31/2012                              $9.38377        $10.92722           1,430
   01/01/2013 to 12/31/2013                             $10.92722        $12.58687             524
   01/01/2014 to 12/31/2014                             $12.58687        $11.50496             543
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92798        $10.68170           1,162
   01/01/2011 to 12/31/2011                             $10.68170         $9.03790           1,326
   01/01/2012 to 12/31/2012                              $9.03790        $10.20192             626
   01/01/2013 to 12/31/2013                             $10.20192        $11.79196             207
   01/01/2014 to 12/31/2014                             $11.79196        $10.64373             349
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97552        $10.75721          50,255
   01/01/2011 to 12/31/2011                             $10.75721        $10.34891          24,771
   01/01/2012 to 12/31/2012                             $10.34891        $11.37195           9,296
   01/01/2013 to 12/31/2013                             $11.37195        $12.79389           3,354
   01/01/2014 to 12/31/2014                             $12.79389        $13.16595           4,493
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92064        $10.44626             237
   01/01/2011 to 12/31/2011                             $10.44626         $9.18224             371
   01/01/2012 to 12/31/2012                              $9.18224        $10.82961             233
   01/01/2013 to 12/31/2013                             $10.82961        $12.08721             124
   01/01/2014 to 12/31/2014                             $12.08721        $10.94988             108
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99728        $10.47594          23,043
   01/01/2011 to 12/31/2011                             $10.47594        $10.15974          12,836
   01/01/2012 to 12/31/2012                             $10.15974        $10.88258           9,694
   01/01/2013 to 12/31/2013                             $10.88258        $11.69050           6,433
   01/01/2014 to 12/31/2014                             $11.69050        $11.92682           5,564
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97014        $10.66273           9,443
   01/01/2011 to 12/31/2011                             $10.66273        $10.38511           2,812
   01/01/2012 to 12/31/2012                             $10.38511        $11.57292           2,308
   01/01/2013 to 12/31/2013                             $11.57292        $15.28316             780
   01/01/2014 to 12/31/2014                             $15.28316        $16.19191             529
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98927        $10.50667           1,704
   01/01/2011 to 12/31/2011                             $10.50667         $9.74042             962
   01/01/2012 to 12/31/2012                              $9.74042        $11.01456             955
   01/01/2013 to 12/31/2013                             $11.01456        $14.90479             319
   01/01/2014 to 12/31/2014                             $14.90479        $16.40277             280
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99139        $11.18639           3,660
   01/01/2011 to 12/31/2011                             $11.18639        $10.72467           1,261
   01/01/2012 to 12/31/2012                             $10.72467        $11.64820           1,007
   01/01/2013 to 12/31/2013                             $11.64820        $15.39591             362
   01/01/2014 to 12/31/2014                             $15.39591        $16.47307             751

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98746        $10.70748             216
   01/01/2011 to 12/31/2011                              $10.70748        $11.41401           7,417
   01/01/2012 to 12/31/2012                              $11.41401        $11.69715             390
   01/01/2013 to 12/31/2013                              $11.69715        $11.09059             363
   01/01/2014 to 12/31/2014                              $11.09059        $11.41576           1,395
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98642        $10.78001          10,730
   01/01/2011 to 12/31/2011                              $10.78001        $10.10344           5,029
   01/01/2012 to 12/31/2012                              $10.10344        $12.03038           2,208
   01/01/2013 to 12/31/2013                              $12.03038        $14.85617             945
   01/01/2014 to 12/31/2014                              $14.85617        $14.89515          15,233
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99728        $10.75587           6,141
   01/01/2011 to 12/31/2011                              $10.75587        $10.34505           2,234
   01/01/2012 to 12/31/2012                              $10.34505        $11.71821           2,007
   01/01/2013 to 12/31/2013                              $11.71821        $15.49919             629
   01/01/2014 to 12/31/2014                              $15.49919        $16.30161             649
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99729        $10.13488               0
   01/01/2013 to 12/31/2013                              $10.13488        $13.18913               0
   01/01/2014 to 12/31/2014                              $13.18913        $14.06429               0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98755        $11.37997          33,871
   01/01/2011 to 12/31/2011                              $11.37997        $10.63064          11,219
   01/01/2012 to 12/31/2012                              $10.63064        $12.17806           4,540
   01/01/2013 to 12/31/2013                              $12.17806        $15.60173           3,319
   01/01/2014 to 12/31/2014                              $15.60173        $17.35430           3,257
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99729         $9.73891           7,345
   01/01/2011 to 12/31/2011                               $9.73891         $9.42516          42,315
   01/01/2012 to 12/31/2012                               $9.42516         $9.11896          21,533
   01/01/2013 to 12/31/2013                               $9.11896         $8.82265          42,124
   01/01/2014 to 12/31/2014                               $8.82265         $8.53589          42,473
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98984        $11.11549          36,520
   01/01/2011 to 12/31/2011                              $11.11549        $10.48759          12,178
   01/01/2012 to 12/31/2012                              $10.48759        $11.88402           5,259
   01/01/2013 to 12/31/2013                              $11.88402        $16.32801           3,317
   01/01/2014 to 12/31/2014                              $16.32801        $18.04860           3,157
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02720        $10.04231               0
   01/01/2012 to 12/31/2012                              $10.04231        $10.18872               0
   01/01/2013 to 12/31/2013                              $10.18872         $9.57823              37
   01/01/2014 to 12/31/2014                               $9.57823         $9.74430              48
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95758        $11.79780           4,654
   01/01/2011 to 12/31/2011                              $11.79780        $11.60753           3,614
   01/01/2012 to 12/31/2012                              $11.60753        $12.62012           1,672
   01/01/2013 to 12/31/2013                              $12.62012        $16.19195             573
   01/01/2014 to 12/31/2014                              $16.19195        $16.90943          11,034
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97171        $11.30656               0
   01/01/2011 to 04/29/2011                              $11.30656        $12.61446               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99729        $10.20965               0
   01/01/2013 to 12/31/2013                              $10.20965        $11.74625               0
   01/01/2014 to 12/31/2014                              $11.74625        $11.94851           3,569

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93776        $11.55161          13,074
   01/01/2011 to 12/31/2011                            $11.55161         $8.91087           2,840
   01/01/2012 to 12/31/2012                             $8.91087        $10.16648           2,443
   01/01/2013 to 12/31/2013                            $10.16648         $9.85793           1,478
   01/01/2014 to 12/31/2014                             $9.85793         $9.09080           1,378
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00671         $9.97411           1,448
   01/01/2011 to 12/31/2011                             $9.97411         $9.86766             544
   01/01/2012 to 12/31/2012                             $9.86766         $9.99469             626
   01/01/2013 to 12/31/2013                             $9.99469         $9.45965             290
   01/01/2014 to 12/31/2014                             $9.45965         $9.14331          10,231
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00563        $10.24378         190,185
   01/01/2011 to 12/31/2011                            $10.24378        $10.22662         107,961
   01/01/2012 to 12/31/2012                            $10.22662        $10.81598          56,902
   01/01/2013 to 12/31/2013                            $10.81598        $10.27218          28,264
   01/01/2014 to 12/31/2014                            $10.27218        $10.35886          17,744
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98825        $10.48476         258,537
   01/01/2011 to 12/31/2011                            $10.48476        $10.24577         148,696
   01/01/2012 to 12/31/2012                            $10.24577        $10.94056         110,573
   01/01/2013 to 12/31/2013                            $10.94056        $11.56013          31,948
   01/01/2014 to 12/31/2014                            $11.56013        $11.83043          54,400
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01721        $10.04222               0
   01/01/2012 to 12/31/2012                            $10.04222        $10.40601               0
   01/01/2013 to 12/31/2013                            $10.40601         $9.83495               0
   01/01/2014 to 12/31/2014                             $9.83495        $10.09214           8,031
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96228        $11.38660          63,452
   01/01/2011 to 12/31/2011                            $11.38660        $10.33249          33,759
   01/01/2012 to 12/31/2012                            $10.33249        $11.28775          23,645
   01/01/2013 to 12/31/2013                            $11.28775        $12.78042           8,148
   01/01/2014 to 12/31/2014                            $12.78042        $13.50235          14,118
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99728        $10.77565               0
   01/01/2011 to 12/31/2011                            $10.77565        $10.78653               0
   01/01/2012 to 12/31/2012                            $10.78653        $12.39780               0
   01/01/2013 to 12/31/2013                            $12.39780        $15.88482               0
   01/01/2014 to 12/31/2014                            $15.88482        $18.01413               0
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99728         $8.80236               0
   01/01/2012 to 12/31/2012                             $8.80236         $9.63634               0
   01/01/2013 to 12/31/2013                             $9.63634        $11.41147               0
   01/01/2014 to 12/31/2014                            $11.41147        $11.75826               0
--------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                             $9.98634        $10.67150          21,946
   01/01/2011 to 12/31/2011                            $10.67150        $10.13769          17,203
   01/01/2012 to 12/31/2012                            $10.13769        $10.81609          14,868
   01/01/2013 to 12/31/2013                            $10.81609        $11.76641           5,621
   01/01/2014 to 12/31/2014                            $11.76641        $11.96919           6,599
--------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                             $9.97654        $10.85687         281,346
   01/01/2011 to 12/31/2011                            $10.85687        $10.25378         119,373
   01/01/2012 to 12/31/2012                            $10.25378        $11.49751         122,342
   01/01/2013 to 12/31/2013                            $11.49751        $13.13297          33,275
   01/01/2014 to 12/31/2014                            $13.13297        $13.39638          91,406

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98117        $10.65078          56,983
   01/01/2011 to 12/31/2011                                $10.65078         $9.95693          55,318
   01/01/2012 to 12/31/2012                                 $9.95693        $10.70569          56,285
   01/01/2013 to 12/31/2013                                $10.70569        $11.84939          45,316
   01/01/2014 to 12/31/2014                                $11.84939        $11.81240           8,141
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97062        $12.02896          63,773
   01/01/2011 to 12/31/2011                                $12.02896        $10.11241          19,152
   01/01/2012 to 12/31/2012                                $10.11241        $11.74716           6,168
   01/01/2013 to 12/31/2013                                $11.74716        $16.00405           5,687
   01/01/2014 to 12/31/2014                                $16.00405        $16.24891           5,568
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.95967        $12.48393          57,911
   01/01/2011 to 12/31/2011                                $12.48393        $11.96054          13,558
   01/01/2012 to 12/31/2012                                $11.96054        $12.98010           5,339
   01/01/2013 to 12/31/2013                                $12.98010        $16.97575           5,095
   01/01/2014 to 12/31/2014                                $16.97575        $17.05122           5,254
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96310        $11.34575          33,429
   01/01/2011 to 12/31/2011                                $11.34575        $10.32143           8,067
   01/01/2012 to 12/31/2012                                $10.32143        $11.79891           3,144
   01/01/2013 to 12/31/2013                                $11.79891        $15.68537           2,767
   01/01/2014 to 12/31/2014                                $15.68537        $15.97506           2,902
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99098        $10.57983         150,188
   01/01/2011 to 12/31/2011                                $10.57983        $10.43968          82,958
   01/01/2012 to 12/31/2012                                $10.43968        $11.46301          63,617
   01/01/2013 to 12/31/2013                                $11.46301        $12.95747          23,450
   01/01/2014 to 12/31/2014                                $12.95747        $13.27357          48,759
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98463        $10.42678           1,049
   01/01/2011 to 12/31/2011                                $10.42678         $9.92304             396
   01/01/2012 to 12/31/2012                                 $9.92304        $11.25600             727
   01/01/2013 to 12/31/2013                                $11.25600        $14.12309             365
   01/01/2014 to 12/31/2014                                $14.12309        $14.68438             340
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96986        $11.01931           8,318
   01/01/2011 to 12/31/2011                                $11.01931        $10.48112           2,700
   01/01/2012 to 12/31/2012                                $10.48112        $11.92283           1,172
   01/01/2013 to 12/31/2013                                $11.92283        $16.61426             791
   01/01/2014 to 12/31/2014                                $16.61426        $17.41566          13,552
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.85854        $11.35536          14,109
   01/01/2011 to 12/31/2011                                $11.35536         $9.34768           6,503
   01/01/2012 to 12/31/2012                                 $9.34768         $9.37032           3,972
   01/01/2013 to 12/31/2013                                 $9.37032        $10.46023           1,733
   01/01/2014 to 12/31/2014                                $10.46023         $9.27387           2,005
------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                 $9.97897        $10.20242             946
   01/01/2011 to 12/31/2011                                $10.20242        $10.27861           8,726
   01/01/2012 to 12/31/2012                                $10.27861        $10.46351             901
   01/01/2013 to 12/31/2013                                $10.46351         $9.74348             262
   01/01/2014 to 12/31/2014                                 $9.74348         $9.47925             193
------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                $9.99728         $8.74046             939
   01/01/2012 to 12/31/2012                                 $8.74046         $9.38672          10,512
   01/01/2013 to 12/31/2013                                 $9.38672        $10.94380           1,185
   01/01/2014 to 12/31/2014                                $10.94380        $11.17089             429

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99728        $10.29052          18,664
   01/01/2011 to 12/31/2011                                 $10.29052        $10.55671          18,479
   01/01/2012 to 12/31/2012                                 $10.55671        $11.01502           9,985
   01/01/2013 to 12/31/2013                                 $11.01502        $10.49795           2,935
   01/01/2014 to 12/31/2014                                 $10.49795        $10.88780          20,708
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.96981        $10.52821         310,853
   01/01/2011 to 12/31/2011                                 $10.52821        $10.01633         139,694
   01/01/2012 to 09/21/2012                                 $10.01633        $11.08864               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96822        $10.85224        26,061,580
   01/01/2011 to 12/31/2011                              $10.85224        $10.42656        42,594,262
   01/01/2012 to 12/31/2012                              $10.42656        $11.58413        71,538,173
   01/01/2013 to 12/31/2013                              $11.58413        $12.57392        77,473,527
   01/01/2014 to 12/31/2014                              $12.57392        $12.88443        72,004,214
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97890        $10.95858        23,763,450
   01/01/2011 to 12/31/2011                              $10.95858        $10.82832        47,458,243
   01/01/2012 to 12/31/2012                              $10.82832        $12.14616       109,306,110
   01/01/2013 to 12/31/2013                              $12.14616        $13.97323       135,002,684
   01/01/2014 to 12/31/2014                              $13.97323        $14.63392       131,151,777
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00744        $10.85287           814,994
   01/01/2011 to 12/31/2011                              $10.85287        $11.09452         1,473,637
   01/01/2012 to 05/04/2012                              $11.09452        $12.06955                 0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99892        $10.12611            10,675
   01/01/2014 to 12/31/2014                              $10.12611         $9.68209            20,029
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99892        $11.66544             2,574
   01/01/2014 to 12/31/2014                              $11.66544        $13.03016            31,419
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98918        $10.81032        31,826,087
   01/01/2011 to 12/31/2011                              $10.81032        $10.54027        51,822,696
   01/01/2012 to 12/31/2012                              $10.54027        $11.70096        95,086,413
   01/01/2013 to 12/31/2013                              $11.70096        $13.58699       108,004,337
   01/01/2014 to 12/31/2014                              $13.58699        $14.28492       104,688,818
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99892         $9.18873         9,845,067
   01/01/2012 to 12/31/2012                               $9.18873        $10.14802        32,239,015
   01/01/2013 to 12/31/2013                              $10.14802        $11.10316        39,947,696
   01/01/2014 to 12/31/2014                              $11.10316        $11.49527        38,477,637
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99892        $10.52559           539,163
   01/01/2014 to 12/31/2014                              $10.52559        $10.76042           869,569

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97209        $10.61893           455,800
   01/01/2011 to 12/31/2011                                      $10.61893         $9.86566           872,595
   01/01/2012 to 12/31/2012                                       $9.86566        $11.02591         1,540,104
   01/01/2013 to 12/31/2013                                      $11.02591        $14.30296         1,650,015
   01/01/2014 to 12/31/2014                                      $14.30296        $15.56626         1,676,709
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97809        $10.89145        27,069,366
   01/01/2011 to 12/31/2011                                      $10.89145        $10.48915        37,814,832
   01/01/2012 to 12/31/2012                                      $10.48915        $11.77340        71,673,405
   01/01/2013 to 12/31/2013                                      $11.77340        $14.25584        91,056,416
   01/01/2014 to 12/31/2014                                      $14.25584        $15.05481        93,754,523
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99892        $11.69855           337,855
   01/01/2014 to 12/31/2014                                      $11.69855        $13.11792           882,045
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.96031        $11.84909           846,857
   01/01/2011 to 12/31/2011                                      $11.84909        $12.46608         1,407,302
   01/01/2012 to 12/31/2012                                      $12.46608        $14.19219         2,945,554
   01/01/2013 to 12/31/2013                                      $14.19219        $14.44656         3,316,891
   01/01/2014 to 12/31/2014                                      $14.44656        $18.66669         3,127,567
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99892         $9.71292         1,083,450
   01/01/2014 to 12/31/2014                                       $9.71292        $10.07585         1,902,104
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97640        $11.07430        15,657,160
   01/01/2011 to 12/31/2011                                      $11.07430        $10.76605        30,056,901
   01/01/2012 to 12/31/2012                                      $10.76605        $11.75601        61,925,756
   01/01/2013 to 12/31/2013                                      $11.75601        $13.31592        71,844,421
   01/01/2014 to 12/31/2014                                      $13.31592        $13.55705        69,080,118
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99892        $10.93987         8,078,952
   01/01/2011 to 12/31/2011                                      $10.93987        $10.53088        16,343,076
   01/01/2012 to 12/31/2012                                      $10.53088        $11.81106        38,662,892
   01/01/2013 to 12/31/2013                                      $11.81106        $13.89858        49,632,666
   01/01/2014 to 12/31/2014                                      $13.89858        $14.50249        48,707,005
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99893        $10.77407        64,909,069
   01/01/2013 to 12/31/2013                                      $10.77407        $13.23634        74,649,403
   01/01/2014 to 12/31/2014                                      $13.23634        $13.47943        71,637,340
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99892        $10.84286         4,828,918
   01/01/2014 to 12/31/2014                                      $10.84286        $10.97580         7,245,303
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97060        $11.60747           367,927
   01/01/2011 to 12/31/2011                                      $11.60747        $10.87942           646,128
   01/01/2012 to 12/31/2012                                      $10.87942        $13.61620         1,364,624
   01/01/2013 to 12/31/2013                                      $13.61620        $14.02348         1,607,441
   01/01/2014 to 12/31/2014                                      $14.02348        $15.76833         1,502,841
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01892        $10.83890           671,433
   01/01/2011 to 12/31/2011                                      $10.83890        $10.27481           949,802
   01/01/2012 to 12/31/2012                                      $10.27481        $12.14543         1,982,519
   01/01/2013 to 12/31/2013                                      $12.14543        $15.55245         2,212,365
   01/01/2014 to 02/07/2014                                      $15.55245        $15.30572                 0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.99217        $10.82329           770,951
   01/01/2011 to 12/31/2011                       $10.82329        $10.09318         1,269,237
   01/01/2012 to 12/31/2012                       $10.09318        $11.92098         2,322,418
   01/01/2013 to 12/31/2013                       $11.92098        $15.71268         2,637,249
   01/01/2014 to 12/31/2014                       $15.71268        $17.54506         3,001,946
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                       $10.02025        $11.47753         1,040,702
   01/01/2011 to 12/31/2011                       $11.47753        $10.99121         1,561,424
   01/01/2012 to 12/31/2012                       $10.99121        $12.97601         3,150,800
   01/01/2013 to 12/31/2013                       $12.97601        $16.93019         3,445,624
   01/01/2014 to 12/31/2014                       $16.93019        $18.63631         3,345,412
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                        $9.98867        $10.75964        12,766,919
   01/01/2011 to 12/31/2011                       $10.75964        $10.56611        22,958,371
   01/01/2012 to 12/31/2012                       $10.56611        $11.48504        41,175,974
   01/01/2013 to 12/31/2013                       $11.48504        $12.44907        44,585,269
   01/01/2014 to 12/31/2014                       $12.44907        $12.78375        41,995,467
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.96555        $11.55299         1,356,838
   01/01/2011 to 12/31/2011                       $11.55299        $11.55148         2,116,961
   01/01/2012 to 12/31/2012                       $11.55148        $13.18999         3,931,041
   01/01/2013 to 12/31/2013                       $13.18999        $18.07134         4,197,555
   01/01/2014 to 12/31/2014                       $18.07134        $19.12024         4,256,557
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.98653        $10.72651           198,561
   01/01/2011 to 12/31/2011                       $10.72651        $10.53507         1,075,827
   01/01/2012 to 12/31/2012                       $10.53507        $11.79151         2,609,217
   01/01/2013 to 12/31/2013                       $11.79151        $15.66850         2,689,434
   01/01/2014 to 12/31/2014                       $15.66850        $15.70586         2,558,144
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                        $9.98490        $10.82146           792,445
   01/01/2011 to 12/31/2011                       $10.82146        $11.01977         1,710,687
   01/01/2012 to 12/31/2012                       $11.01977        $12.38543         3,907,154
   01/01/2013 to 12/31/2013                       $12.38543        $13.10213         3,814,984
   01/01/2014 to 12/31/2014                       $13.10213        $13.26266         3,598,293
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                        $9.92975        $11.31839           490,015
   01/01/2011 to 12/31/2011                       $11.31839         $9.72769           771,375
   01/01/2012 to 12/31/2012                        $9.72769        $11.55656         1,325,316
   01/01/2013 to 12/31/2013                       $11.55656        $13.57997         1,536,699
   01/01/2014 to 12/31/2014                       $13.57997        $12.66291         1,532,376
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                        $9.92962        $10.85463           553,463
   01/01/2011 to 12/31/2011                       $10.85463         $9.36922           921,394
   01/01/2012 to 12/31/2012                        $9.36922        $10.78951         1,612,819
   01/01/2013 to 12/31/2013                       $10.78951        $12.72239         1,787,522
   01/01/2014 to 12/31/2014                       $12.72239        $11.71529         1,964,990
---------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00716        $10.65798            10,192
   01/01/2011 to 12/31/2011                       $10.65798        $11.82865       157,599,837
   01/01/2012 to 12/31/2012                       $11.82865        $12.77233        52,336,429
   01/01/2013 to 12/31/2013                       $12.77233        $12.20515         5,003,778
   01/01/2014 to 12/31/2014                       $12.20515        $12.85709         5,538,543

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97716        $10.93142        10,881,087
   01/01/2011 to 12/31/2011                             $10.93142        $10.72799        19,401,400
   01/01/2012 to 12/31/2012                             $10.72799        $12.02671        41,033,414
   01/01/2013 to 12/31/2013                             $12.02671        $13.80307        49,271,077
   01/01/2014 to 12/31/2014                             $13.80307        $14.49073        47,403,224
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92228        $10.61546         1,262,302
   01/01/2011 to 12/31/2011                             $10.61546         $9.51892         1,916,869
   01/01/2012 to 12/31/2012                              $9.51892        $11.45344         3,407,661
   01/01/2013 to 12/31/2013                             $11.45344        $13.04109         3,911,087
   01/01/2014 to 12/31/2014                             $13.04109        $12.05224         4,282,724
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99892        $10.64561         8,413,230
   01/01/2011 to 12/31/2011                             $10.64561        $10.53196        15,572,403
   01/01/2012 to 12/31/2012                             $10.53196        $11.50931        31,860,933
   01/01/2013 to 12/31/2013                             $11.50931        $12.61294        36,354,440
   01/01/2014 to 12/31/2014                             $12.61294        $13.12731        34,342,863
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97178        $10.83550           346,402
   01/01/2011 to 12/31/2011                             $10.83550        $10.76565           797,535
   01/01/2012 to 12/31/2012                             $10.76565        $12.23930         1,808,115
   01/01/2013 to 12/31/2013                             $12.23930        $16.48876         1,829,077
   01/01/2014 to 12/31/2014                             $16.48876        $17.82120         1,956,031
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99091        $10.67679           376,410
   01/01/2011 to 12/31/2011                             $10.67679        $10.09724           542,453
   01/01/2012 to 12/31/2012                             $10.09724        $11.64872           913,594
   01/01/2013 to 12/31/2013                             $11.64872        $16.08032         1,399,306
   01/01/2014 to 12/31/2014                             $16.08032        $18.05291         1,852,753
---------------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                             $9.99892         $9.94571                 0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99303        $11.36749         1,061,189
   01/01/2011 to 12/31/2011                             $11.36749        $11.11743         1,812,224
   01/01/2012 to 12/31/2012                             $11.11743        $12.31871         3,120,192
   01/01/2013 to 12/31/2013                             $12.31871        $16.61002         3,127,655
   01/01/2014 to 12/31/2014                             $16.61002        $18.13007         4,698,405
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98910        $10.88074           427,266
   01/01/2011 to 12/31/2011                             $10.88074        $11.83175         3,033,814
   01/01/2012 to 12/31/2012                             $11.83175        $12.37023         6,632,378
   01/01/2013 to 12/31/2013                             $12.37023        $11.96512         6,817,239
   01/01/2014 to 12/31/2014                             $11.96512        $12.56403         7,647,004
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98806        $10.95462         1,285,703
   01/01/2011 to 12/31/2011                             $10.95462        $10.47366         2,094,896
   01/01/2012 to 12/31/2012                             $10.47366        $12.72311         3,834,508
   01/01/2013 to 12/31/2013                             $12.72311        $16.02802         4,423,523
   01/01/2014 to 12/31/2014                             $16.02802        $16.39392         4,727,245
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99892        $10.93006           301,992
   01/01/2011 to 12/31/2011                             $10.93006        $10.72407           498,962
   01/01/2012 to 12/31/2012                             $10.72407        $12.39282           919,859
   01/01/2013 to 12/31/2013                             $12.39282        $16.72156         1,111,962
   01/01/2014 to 12/31/2014                             $16.72156        $17.94181         1,136,003

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99893        $10.21028            31,266
   01/01/2013 to 12/31/2013                              $10.21028        $13.55475           273,167
   01/01/2014 to 12/31/2014                              $13.55475        $14.74552           465,480
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98919        $11.56425           396,950
   01/01/2011 to 12/31/2011                              $11.56425        $11.02019           757,319
   01/01/2012 to 12/31/2012                              $11.02019        $12.87930         1,350,942
   01/01/2013 to 12/31/2013                              $12.87930        $16.83252         1,500,566
   01/01/2014 to 12/31/2014                              $16.83252        $19.10071         1,498,281
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99893         $9.89691         1,375,388
   01/01/2011 to 12/31/2011                               $9.89691         $9.77005         4,326,809
   01/01/2012 to 12/31/2012                               $9.77005         $9.64353         4,676,589
   01/01/2013 to 12/31/2013                               $9.64353         $9.51854         4,207,604
   01/01/2014 to 12/31/2014                               $9.51854         $9.39464         3,624,760
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99148        $11.29548           892,994
   01/01/2011 to 12/31/2011                              $11.29548        $10.87188         1,477,755
   01/01/2012 to 12/31/2012                              $10.87188        $12.56833         2,700,776
   01/01/2013 to 12/31/2013                              $12.56833        $17.61601         3,282,523
   01/01/2014 to 12/31/2014                              $17.61601        $19.86467         3,370,772
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02883        $10.07694            93,055
   01/01/2012 to 12/31/2012                              $10.07694        $10.43046           856,885
   01/01/2013 to 12/31/2013                              $10.43046        $10.00331         1,007,410
   01/01/2014 to 12/31/2014                              $10.00331        $10.38183         1,329,391
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95922        $11.98881           787,294
   01/01/2011 to 12/31/2011                              $11.98881        $12.03274         1,707,248
   01/01/2012 to 12/31/2012                              $12.03274        $13.34675         3,030,173
   01/01/2013 to 12/31/2013                              $13.34675        $17.46922         3,144,485
   01/01/2014 to 12/31/2014                              $17.46922        $18.61092         3,053,193
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97335        $11.48956           355,836
   01/01/2011 to 04/29/2011                              $11.48956        $12.90230                 0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99893        $10.34858         5,633,961
   01/01/2013 to 12/31/2013                              $10.34858        $12.14602         8,580,223
   01/01/2014 to 12/31/2014                              $12.14602        $12.60409         8,561,196
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93940        $11.73867         1,846,677
   01/01/2011 to 12/31/2011                              $11.73867         $9.23763         3,023,669
   01/01/2012 to 12/31/2012                               $9.23763        $10.75214         5,293,609
   01/01/2013 to 12/31/2013                              $10.75214        $10.63612         6,002,369
   01/01/2014 to 12/31/2014                              $10.63612        $10.00622         5,942,158
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00835        $10.13563           954,564
   01/01/2011 to 12/31/2011                              $10.13563        $10.22893         2,292,661
   01/01/2012 to 12/31/2012                              $10.22893        $10.56974         3,905,299
   01/01/2013 to 12/31/2013                              $10.56974        $10.20540         3,835,593
   01/01/2014 to 12/31/2014                              $10.20540        $10.06284         3,284,424
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00727        $10.40977        13,733,937
   01/01/2011 to 12/31/2011                              $10.40977        $10.60112        23,130,649
   01/01/2012 to 12/31/2012                              $10.60112        $11.43860        41,511,081
   01/01/2013 to 12/31/2013                              $11.43860        $11.08248        43,635,171
   01/01/2014 to 12/31/2014                              $11.08248        $11.40123        39,817,544

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.98989        $10.65463        19,632,210
   01/01/2011 to 12/31/2011                                $10.65463        $10.62112        38,352,053
   01/01/2012 to 12/31/2012                                $10.62112        $11.57039        76,760,100
   01/01/2013 to 12/31/2013                                $11.57039        $12.47194        84,138,208
   01/01/2014 to 12/31/2014                                $12.47194        $13.02073        78,752,875
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01884        $10.07683           225,014
   01/01/2012 to 12/31/2012                                $10.07683        $10.65287         1,971,643
   01/01/2013 to 12/31/2013                                $10.65287        $10.27127         2,034,980
   01/01/2014 to 12/31/2014                                $10.27127        $10.75219         2,546,543
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96392        $11.57100        16,326,236
   01/01/2011 to 12/31/2011                                $11.57100        $10.71112        27,779,420
   01/01/2012 to 12/31/2012                                $10.71112        $11.93776        61,916,682
   01/01/2013 to 12/31/2013                                $11.93776        $13.78859        75,826,374
   01/01/2014 to 12/31/2014                                $13.78859        $14.86104        75,102,702
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99892         $9.63161             5,497
   01/01/2014 to 12/31/2014                                 $9.63161         $9.27208            12,635
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99892        $11.70512             4,515
   01/01/2014 to 12/31/2014                                $11.70512        $13.31379            38,581
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99892        $10.95026           270,360
   01/01/2011 to 12/31/2011                                $10.95026        $11.18180           522,206
   01/01/2012 to 12/31/2012                                $11.18180        $13.11164         1,275,386
   01/01/2013 to 12/31/2013                                $13.11164        $17.13775         1,420,819
   01/01/2014 to 12/31/2014                                $17.13775        $19.82656         2,225,663
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99892         $8.92125         1,754,314
   01/01/2012 to 12/31/2012                                 $8.92125         $9.96370         4,023,163
   01/01/2013 to 12/31/2013                                 $9.96370        $12.03673         5,764,125
   01/01/2014 to 12/31/2014                                $12.03673        $12.65262         6,283,362
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98798        $10.84421        18,706,448
   01/01/2011 to 12/31/2011                                $10.84421        $10.50892        34,942,290
   01/01/2012 to 12/31/2012                                $10.50892        $11.43867        76,433,200
   01/01/2013 to 12/31/2013                                $11.43867        $12.69438        89,549,949
   01/01/2014 to 12/31/2014                                $12.69438        $13.17323        86,073,847
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97818        $11.03265        15,257,174
   01/01/2011 to 12/31/2011                                $11.03265        $10.62929        26,726,585
   01/01/2012 to 12/31/2012                                $10.62929        $12.15935        57,236,552
   01/01/2013 to 12/31/2013                                $12.15935        $14.16872        72,531,507
   01/01/2014 to 12/31/2014                                $14.16872        $14.74433        71,002,355
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98281        $10.82328        19,393,966
   01/01/2011 to 12/31/2011                                $10.82328        $10.32161        32,534,496
   01/01/2012 to 12/31/2012                                $10.32161        $11.32191        51,594,150
   01/01/2013 to 12/31/2013                                $11.32191        $12.78388        55,907,904
   01/01/2014 to 12/31/2014                                $12.78388        $13.00070        52,845,831
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97226        $12.22363           439,021
   01/01/2011 to 12/31/2011                                $12.22363        $10.48304         1,124,729
   01/01/2012 to 12/31/2012                                $10.48304        $12.42355         2,127,538
   01/01/2013 to 12/31/2013                                $12.42355        $17.26646         2,102,106
   01/01/2014 to 12/31/2014                                $17.26646        $17.88395         2,197,817

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.96131        $12.68615           507,467
   01/01/2011 to 12/31/2011                             $12.68615        $12.39878         1,173,374
   01/01/2012 to 12/31/2012                             $12.39878        $13.72749         2,036,602
   01/01/2013 to 12/31/2013                             $13.72749        $18.31474         2,375,484
   01/01/2014 to 12/31/2014                             $18.31474        $18.76702         2,285,222
---------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.96474        $11.52948           303,510
   01/01/2011 to 12/31/2011                             $11.52948        $10.69970           674,683
   01/01/2012 to 12/31/2012                             $10.69970        $12.47826         1,137,605
   01/01/2013 to 12/31/2013                             $12.47826        $16.92247         1,401,395
   01/01/2014 to 12/31/2014                             $16.92247        $17.58238         1,309,433
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                              $9.99262        $10.75123        31,800,974
   01/01/2011 to 12/31/2011                             $10.75123        $10.82213        63,513,321
   01/01/2012 to 12/31/2012                             $10.82213        $12.12288       145,939,065
   01/01/2013 to 12/31/2013                             $12.12288        $13.97954       178,940,013
   01/01/2014 to 12/31/2014                             $13.97954        $14.60907       174,069,787
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98627        $10.59566           611,914
   01/01/2011 to 12/31/2011                             $10.59566        $10.28660           844,623
   01/01/2012 to 12/31/2012                             $10.28660        $11.90421         2,633,889
   01/01/2013 to 12/31/2013                             $11.90421        $15.23732         3,143,524
   01/01/2014 to 12/31/2014                             $15.23732        $16.16231         3,186,879
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                             $9.99892        $10.54562            30,745
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97150        $11.19772         1,785,458
   01/01/2011 to 12/31/2011                             $11.19772        $10.86500         2,911,305
   01/01/2012 to 12/31/2012                             $10.86500        $12.60921         6,187,873
   01/01/2013 to 12/31/2013                             $12.60921        $17.92452         6,764,866
   01/01/2014 to 12/31/2014                             $17.92452        $19.16797         6,933,113
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                              $9.86018        $11.53931         1,994,769
   01/01/2011 to 12/31/2011                             $11.53931         $9.69046         3,623,775
   01/01/2012 to 12/31/2012                              $9.69046         $9.91022         6,609,370
   01/01/2013 to 12/31/2013                              $9.91022        $11.28586         6,644,160
   01/01/2014 to 12/31/2014                             $11.28586        $10.20778         6,586,862
---------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                              $9.98061        $10.36769           967,701
   01/01/2011 to 12/31/2011                             $10.36769        $10.65495         1,829,798
   01/01/2012 to 12/31/2012                             $10.65495        $11.06588         3,282,045
   01/01/2013 to 12/31/2013                             $11.06588        $10.51202         3,351,764
   01/01/2014 to 12/31/2014                             $10.51202        $10.43316         3,259,560
---------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                             $9.99892         $8.85848         4,979,895
   01/01/2012 to 12/31/2012                              $8.85848         $9.70561        18,698,706
   01/01/2013 to 12/31/2013                              $9.70561        $11.54352        28,572,256
   01/01/2014 to 12/31/2014                             $11.54352        $12.02061        29,632,288
---------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                              $9.99892        $10.45725         2,449,201
   01/01/2011 to 12/31/2011                             $10.45725        $10.94324         4,779,811
   01/01/2012 to 12/31/2012                             $10.94324        $11.64904         8,298,215
   01/01/2013 to 12/31/2013                             $11.64904        $11.32595         8,829,497
   01/01/2014 to 12/31/2014                             $11.32595        $11.98316        10,550,657
---------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                             $9.99893        $10.39933            23,551
   01/01/2013 to 12/31/2013                             $10.39933         $9.42915            58,232
   01/01/2014 to 12/31/2014                              $9.42915         $9.43260            51,091

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97145        $10.69864        21,975,155
   01/01/2011 to 12/31/2011                                 $10.69864        $10.38336        32,929,829
   01/01/2012 to 09/21/2012                                 $10.38336        $11.66283                 0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV
                            and GRO Plus II (2.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96704        $10.72802         170,769
   01/01/2011 to 12/31/2011                              $10.72802        $10.16130          80,163
   01/01/2012 to 12/31/2012                              $10.16130        $11.12891          71,250
   01/01/2013 to 12/31/2013                              $11.12891        $11.90837          48,443
   01/01/2014 to 12/31/2014                              $11.90837        $12.02921          36,354
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97773        $10.83318         196,565
   01/01/2011 to 12/31/2011                              $10.83318        $10.55300          97,519
   01/01/2012 to 12/31/2012                              $10.55300        $11.66908          83,040
   01/01/2013 to 12/31/2013                              $11.66908        $13.23395          76,665
   01/01/2014 to 12/31/2014                              $13.23395        $13.66311          79,086
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00626        $10.72883           1,559
   01/01/2011 to 12/31/2011                              $10.72883        $10.81250             487
   01/01/2012 to 05/04/2012                              $10.81250        $11.70512               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98800        $10.68666         209,022
   01/01/2011 to 12/31/2011                              $10.68666        $10.27226         133,796
   01/01/2012 to 12/31/2012                              $10.27226        $11.24135         109,294
   01/01/2013 to 12/31/2013                              $11.24135        $12.86823          82,660
   01/01/2014 to 12/31/2014                              $12.86823        $13.33735          79,827
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99775         $9.10110             939
   01/01/2012 to 12/31/2012                               $9.10110         $9.90840             732
   01/01/2013 to 12/31/2013                               $9.90840        $10.68726          14,176
   01/01/2014 to 12/31/2014                              $10.68726        $10.90769           7,846
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99775        $10.42366              55
   01/01/2014 to 12/31/2014                              $10.42366        $10.50520             176
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                               $9.99775        $10.52124          28,782
   01/01/2011 to 12/31/2011                              $10.52124        $11.40570         637,381
   01/01/2012 to 12/31/2012                              $11.40570        $11.66528         670,568
   01/01/2013 to 12/31/2013                              $11.66528        $11.11669         504,810
   01/01/2014 to 12/31/2014                              $11.11669        $10.97106         478,530
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                              $10.00645        $10.56381               0
   01/01/2011 to 12/31/2011                              $10.56381        $11.67506         349,445
   01/01/2012 to 12/31/2012                              $11.67506        $12.00863         398,872
   01/01/2013 to 12/31/2013                              $12.00863        $11.31717         390,457
   01/01/2014 to 12/31/2014                              $11.31717        $11.30480         312,886

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                             $9.99775        $10.56667               0
   01/01/2011 to 12/31/2011                            $10.56667        $11.92426               0
   01/01/2012 to 12/31/2012                            $11.92426        $12.28151          80,360
   01/01/2013 to 12/31/2013                            $12.28151        $11.37247         118,755
   01/01/2014 to 12/31/2014                            $11.37247        $11.53734         117,812
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                            $10.00857        $10.59733               0
   01/01/2011 to 12/31/2011                            $10.59733        $12.23769              59
   01/01/2012 to 12/31/2012                            $12.23769        $12.65914               0
   01/01/2013 to 12/31/2013                            $12.65914        $11.51481          77,987
   01/01/2014 to 12/31/2014                            $11.51481        $11.89403          66,596
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                            $10.00751        $10.69820               0
   01/01/2011 to 12/31/2011                            $10.69820        $12.52320         368,195
   01/01/2012 to 12/31/2012                            $12.52320        $13.01240         393,962
   01/01/2013 to 12/31/2013                            $13.01240        $11.77459         234,197
   01/01/2014 to 12/31/2014                            $11.77459        $12.33666         266,546
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99775        $11.91076          58,451
   01/01/2012 to 12/31/2012                            $11.91076        $12.26620          96,824
   01/01/2013 to 12/31/2013                            $12.26620        $10.77189          74,429
   01/01/2014 to 12/31/2014                            $10.77189        $11.56789          70,516
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99701        $10.30344           5,022
   01/01/2013 to 12/31/2013                            $10.30344         $9.00269         367,104
   01/01/2014 to 12/31/2014                             $9.00269         $9.86507         188,268
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99850         $8.66918          49,182
   01/01/2014 to 12/31/2014                             $8.66918         $9.66595          45,381
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99850        $11.19944          25,998
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                             $9.97092        $10.49745           1,268
   01/01/2011 to 12/31/2011                            $10.49745         $9.61464             591
   01/01/2012 to 12/31/2012                             $9.61464        $10.59248             696
   01/01/2013 to 12/31/2013                            $10.59248        $13.54604             312
   01/01/2014 to 12/31/2014                            $13.54604        $14.53337             216
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.97692        $10.76684         214,272
   01/01/2011 to 12/31/2011                            $10.76684        $10.22230         112,785
   01/01/2012 to 12/31/2012                            $10.22230        $11.31077          94,667
   01/01/2013 to 12/31/2013                            $11.31077        $13.50152          94,221
   01/01/2014 to 12/31/2014                            $13.50152        $14.05587          90,459
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99775        $11.55659               0
   01/01/2014 to 12/31/2014                            $11.55659        $12.77488               0
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                             $9.95914        $11.71378          10,696
   01/01/2011 to 12/31/2011                            $11.71378        $12.14917           3,876
   01/01/2012 to 12/31/2012                            $12.14917        $13.63494           3,750
   01/01/2013 to 12/31/2013                            $13.63494        $13.68240           1,822
   01/01/2014 to 12/31/2014                            $13.68240        $17.42880           1,356
--------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                            $9.99775         $9.61865               0
   01/01/2014 to 12/31/2014                             $9.61865         $9.83655               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97523        $10.94766         125,711
   01/01/2011 to 12/31/2011                                      $10.94766        $10.49225          67,404
   01/01/2012 to 12/31/2012                                      $10.49225        $11.29416          60,079
   01/01/2013 to 12/31/2013                                      $11.29416        $12.61143          33,142
   01/01/2014 to 12/31/2014                                      $12.61143        $12.65766          37,334
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99775        $10.81480          49,528
   01/01/2011 to 12/31/2011                                      $10.81480        $10.26312          34,198
   01/01/2012 to 12/31/2012                                      $10.26312        $11.34720          31,390
   01/01/2013 to 12/31/2013                                      $11.34720        $13.16349          43,190
   01/01/2014 to 12/31/2014                                      $13.16349        $13.54056          30,263
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99776        $10.67031          74,734
   01/01/2013 to 12/31/2013                                      $10.67031        $12.92304          46,890
   01/01/2014 to 12/31/2014                                      $12.92304        $12.97365          51,699
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99775        $10.73768             393
   01/01/2014 to 12/31/2014                                      $10.73768        $10.71520           2,057
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96942        $11.47469           5,561
   01/01/2011 to 12/31/2011                                      $11.47469        $10.60270           1,950
   01/01/2012 to 12/31/2012                                      $10.60270        $13.08119           1,698
   01/01/2013 to 12/31/2013                                      $13.08119        $13.28131             301
   01/01/2014 to 12/31/2014                                      $13.28131        $14.72209             522
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01775        $10.71494           5,368
   01/01/2011 to 12/31/2011                                      $10.71494        $10.01355           1,368
   01/01/2012 to 12/31/2012                                      $10.01355        $11.66838           1,596
   01/01/2013 to 12/31/2013                                      $11.66838        $14.72985             300
   01/01/2014 to 02/07/2014                                      $14.72985        $14.47458               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99100        $10.69949           3,443
   01/01/2011 to 12/31/2011                                      $10.69949         $9.83638           1,782
   01/01/2012 to 12/31/2012                                       $9.83638        $11.45267           2,552
   01/01/2013 to 12/31/2013                                      $11.45267        $14.88140             210
   01/01/2014 to 12/31/2014                                      $14.88140        $16.38114             209
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01907        $11.34646           9,036
   01/01/2011 to 12/31/2011                                      $11.34646        $10.71178           3,866
   01/01/2012 to 12/31/2012                                      $10.71178        $12.46639           3,935
   01/01/2013 to 12/31/2013                                      $12.46639        $16.03477             935
   01/01/2014 to 12/31/2014                                      $16.03477        $17.40029             896
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98749        $10.63651          72,494
   01/01/2011 to 12/31/2011                                      $10.63651        $10.29738          48,274
   01/01/2012 to 12/31/2012                                      $10.29738        $11.03380          42,560
   01/01/2013 to 12/31/2013                                      $11.03380        $11.79030          35,843
   01/01/2014 to 12/31/2014                                      $11.79030        $11.93560          36,608
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.96438        $11.42102          12,437
   01/01/2011 to 12/31/2011                                      $11.42102        $11.25787           5,011
   01/01/2012 to 12/31/2012                                      $11.25787        $12.67206           2,795
   01/01/2013 to 12/31/2013                                      $12.67206        $17.11573           2,644
   01/01/2014 to 12/31/2014                                      $17.11573        $17.85232           2,864

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98536        $10.60379               0
   01/01/2011 to 12/31/2011                             $10.60379        $10.26707             105
   01/01/2012 to 12/31/2012                             $10.26707        $11.32811             205
   01/01/2013 to 12/31/2013                             $11.32811        $14.83939              66
   01/01/2014 to 12/31/2014                             $14.83939        $14.66362             660
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98373        $10.69768           7,053
   01/01/2011 to 12/31/2011                             $10.69768        $10.73964           4,175
   01/01/2012 to 12/31/2012                             $10.73964        $11.89904           3,980
   01/01/2013 to 12/31/2013                             $11.89904        $12.40911           1,155
   01/01/2014 to 12/31/2014                             $12.40911        $12.38295           1,415
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92858        $11.18912           2,179
   01/01/2011 to 12/31/2011                             $11.18912         $9.48026           1,444
   01/01/2012 to 12/31/2012                              $9.48026        $11.10255             954
   01/01/2013 to 12/31/2013                             $11.10255        $12.86148             229
   01/01/2014 to 12/31/2014                             $12.86148        $11.82273             169
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92845        $10.73053           5,116
   01/01/2011 to 12/31/2011                             $10.73053         $9.13080           1,473
   01/01/2012 to 12/31/2012                              $9.13080        $10.36547           1,330
   01/01/2013 to 12/31/2013                             $10.36547        $12.04897             273
   01/01/2014 to 12/31/2014                             $12.04897        $10.93767             224
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97599        $10.80651          43,981
   01/01/2011 to 12/31/2011                             $10.80651        $10.45528          24,067
   01/01/2012 to 12/31/2012                             $10.45528        $11.55436          16,853
   01/01/2013 to 12/31/2013                             $11.55436        $13.07295          13,119
   01/01/2014 to 12/31/2014                             $13.07295        $13.52958          13,509
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92110        $10.49411           7,494
   01/01/2011 to 12/31/2011                             $10.49411         $9.27676           2,122
   01/01/2012 to 12/31/2012                              $9.27676        $11.00339           1,369
   01/01/2013 to 12/31/2013                             $11.00339        $12.35100             607
   01/01/2014 to 12/31/2014                             $12.35100        $11.25254             574
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99775        $10.52387         109,605
   01/01/2011 to 12/31/2011                             $10.52387        $10.26420          34,237
   01/01/2012 to 12/31/2012                             $10.26420        $11.05718          29,255
   01/01/2013 to 12/31/2013                             $11.05718        $11.94565          24,519
   01/01/2014 to 12/31/2014                             $11.94565        $12.25655          21,033
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97060        $10.71155             978
   01/01/2011 to 12/31/2011                             $10.71155        $10.49190             691
   01/01/2012 to 12/31/2012                             $10.49190        $11.75857           2,024
   01/01/2013 to 12/31/2013                             $11.75857        $15.61666             303
   01/01/2014 to 12/31/2014                             $15.61666        $16.63931             459
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98974        $10.55472               0
   01/01/2011 to 12/31/2011                             $10.55472         $9.84054               5
   01/01/2012 to 12/31/2012                              $9.84054        $11.19120             653
   01/01/2013 to 12/31/2013                             $11.19120        $15.22967             673
   01/01/2014 to 12/31/2014                             $15.22967        $16.85551           1,303

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99185        $11.23754            269
   01/01/2011 to 12/31/2011                              $11.23754        $10.83471            752
   01/01/2012 to 12/31/2012                              $10.83471        $11.83484            256
   01/01/2013 to 12/31/2013                              $11.83484        $15.73142             48
   01/01/2014 to 12/31/2014                              $15.73142        $16.92770            282
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98793        $10.75645          3,124
   01/01/2011 to 12/31/2011                              $10.75645        $11.53116          2,250
   01/01/2012 to 12/31/2012                              $11.53116        $11.88456          1,805
   01/01/2013 to 12/31/2013                              $11.88456        $11.33245            698
   01/01/2014 to 12/31/2014                              $11.33245        $11.73096          1,521
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98688        $10.82935          1,534
   01/01/2011 to 12/31/2011                              $10.82935        $10.20729          1,229
   01/01/2012 to 12/31/2012                              $10.20729        $12.22327          1,037
   01/01/2013 to 12/31/2013                              $12.22327        $15.18002          1,762
   01/01/2014 to 12/31/2014                              $15.18002        $15.30634          2,040
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99775        $10.80508            391
   01/01/2011 to 12/31/2011                              $10.80508        $10.45133            202
   01/01/2012 to 12/31/2012                              $10.45133        $11.90597            165
   01/01/2013 to 12/31/2013                              $11.90597        $15.83692          1,811
   01/01/2014 to 12/31/2014                              $15.83692        $16.75152          2,352
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99776        $10.15622              0
   01/01/2013 to 12/31/2013                              $10.15622        $13.29201             19
   01/01/2014 to 12/31/2014                              $13.29201        $14.25459              0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98801        $11.43201          2,869
   01/01/2011 to 12/31/2011                              $11.43201        $10.73996          1,007
   01/01/2012 to 12/31/2012                              $10.73996        $12.37341          1,225
   01/01/2013 to 12/31/2013                              $12.37341        $15.94209            374
   01/01/2014 to 12/31/2014                              $15.94209        $17.83365            731
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99776         $9.78359          8,153
   01/01/2011 to 12/31/2011                               $9.78359         $9.52209          3,391
   01/01/2012 to 12/31/2012                               $9.52209         $9.26522          1,696
   01/01/2013 to 12/31/2013                               $9.26522         $9.01512          1,766
   01/01/2014 to 12/31/2014                               $9.01512         $8.77178          2,020
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99030        $11.16638          6,135
   01/01/2011 to 12/31/2011                              $11.16638        $10.59540          1,821
   01/01/2012 to 12/31/2012                              $10.59540        $12.07466          1,582
   01/01/2013 to 12/31/2013                              $12.07466        $16.68426            705
   01/01/2014 to 12/31/2014                              $16.68426        $18.54723            823
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02766        $10.05209              0
   01/01/2012 to 12/31/2012                              $10.05209        $10.25677              0
   01/01/2013 to 12/31/2013                              $10.25677         $9.69703             24
   01/01/2014 to 12/31/2014                               $9.69703         $9.92126          1,182
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95805        $11.85179          6,638
   01/01/2011 to 12/31/2011                              $11.85179        $11.72679          2,775
   01/01/2012 to 12/31/2012                              $11.72679        $12.82251          2,109
   01/01/2013 to 12/31/2013                              $12.82251        $16.54506            989
   01/01/2014 to 12/31/2014                              $16.54506        $17.37638          1,206

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                             $9.97218        $11.35834             150
   01/01/2011 to 04/29/2011                            $11.35834        $12.69571               0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99776        $10.24890           1,047
   01/01/2013 to 12/31/2013                            $10.24890        $11.85845           1,758
   01/01/2014 to 12/31/2014                            $11.85845        $12.13121           1,625
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93823        $11.60441          10,653
   01/01/2011 to 12/31/2011                            $11.60441         $9.00244           4,727
   01/01/2012 to 12/31/2012                             $9.00244        $10.32934           2,787
   01/01/2013 to 12/31/2013                            $10.32934        $10.07284             460
   01/01/2014 to 12/31/2014                            $10.07284         $9.34178             835
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00718        $10.01971           1,873
   01/01/2011 to 12/31/2011                            $10.01971         $9.96892           1,154
   01/01/2012 to 12/31/2012                             $9.96892        $10.15469             744
   01/01/2013 to 12/31/2013                            $10.15469         $9.66568             189
   01/01/2014 to 12/31/2014                             $9.66568         $9.39565             216
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00610        $10.29072         186,153
   01/01/2011 to 12/31/2011                            $10.29072        $10.33172         105,236
   01/01/2012 to 12/31/2012                            $10.33172        $10.98946          85,338
   01/01/2013 to 12/31/2013                            $10.98946        $10.49630          36,550
   01/01/2014 to 12/31/2014                            $10.49630        $10.64502          43,802
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98872        $10.53285         163,174
   01/01/2011 to 12/31/2011                            $10.53285        $10.35103          97,357
   01/01/2012 to 12/31/2012                            $10.35103        $11.11596          98,618
   01/01/2013 to 12/31/2013                            $11.11596        $11.81223          52,249
   01/01/2014 to 12/31/2014                            $11.81223        $12.15718          60,594
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01767        $10.05196               0
   01/01/2012 to 12/31/2012                            $10.05196        $10.47550              91
   01/01/2013 to 12/31/2013                            $10.47550         $9.95682             517
   01/01/2014 to 12/31/2014                             $9.95682        $10.27510             408
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96274        $11.43865         118,155
   01/01/2011 to 12/31/2011                            $11.43865        $10.43861         104,792
   01/01/2012 to 12/31/2012                            $10.43861        $11.46855         113,532
   01/01/2013 to 12/31/2013                            $11.46855        $13.05885          89,754
   01/01/2014 to 12/31/2014                            $13.05885        $13.87493          79,862
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99775        $10.82499           1,770
   01/01/2011 to 12/31/2011                            $10.82499        $10.89734             482
   01/01/2012 to 12/31/2012                            $10.89734        $12.59643             489
   01/01/2013 to 12/31/2013                            $12.59643        $16.23101             184
   01/01/2014 to 12/31/2014                            $16.23101        $18.51134             135
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99775         $8.83594               0
   01/01/2012 to 12/31/2012                             $8.83594         $9.72824               0
   01/01/2013 to 12/31/2013                             $9.72824        $11.58574               0
   01/01/2014 to 12/31/2014                            $11.58574        $12.00578               0
--------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                             $9.98681        $10.72024         140,238
   01/01/2011 to 12/31/2011                            $10.72024        $10.24187          51,420
   01/01/2012 to 12/31/2012                            $10.24187        $10.98948          39,344
   01/01/2013 to 12/31/2013                            $10.98948        $12.02286          23,665
   01/01/2014 to 12/31/2014                            $12.02286        $12.29951          28,813

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97700        $10.90649          60,433
   01/01/2011 to 12/31/2011                                $10.90649        $10.35901          33,097
   01/01/2012 to 12/31/2012                                $10.35901        $11.68163          28,068
   01/01/2013 to 12/31/2013                                $11.68163        $13.41903          23,990
   01/01/2014 to 12/31/2014                                $13.41903        $13.76603          22,777
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98163        $10.69944         100,007
   01/01/2011 to 12/31/2011                                $10.69944        $10.05905          75,435
   01/01/2012 to 12/31/2012                                $10.05905        $10.87696          64,140
   01/01/2013 to 12/31/2013                                $10.87696        $12.10742          36,140
   01/01/2014 to 12/31/2014                                $12.10742        $12.13822          38,245
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97108        $12.08395             899
   01/01/2011 to 12/31/2011                                $12.08395        $10.21630             492
   01/01/2012 to 12/31/2012                                $10.21630        $11.93538             829
   01/01/2013 to 12/31/2013                                $11.93538        $16.35278             294
   01/01/2014 to 12/31/2014                                $16.35278        $16.69730           1,046
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96013        $12.54113           3,649
   01/01/2011 to 12/31/2011                                $12.54113        $12.08356           1,404
   01/01/2012 to 12/31/2012                                $12.08356        $13.18823             674
   01/01/2013 to 12/31/2013                                $13.18823        $17.34591             283
   01/01/2014 to 12/31/2014                                $17.34591        $17.52204             404
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96356        $11.39766           2,103
   01/01/2011 to 12/31/2011                                $11.39766        $10.42757             600
   01/01/2012 to 12/31/2012                                $10.42757        $11.98804             171
   01/01/2013 to 12/31/2013                                $11.98804        $16.02732             154
   01/01/2014 to 12/31/2014                                $16.02732        $16.41607             166
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99145        $10.62833         209,082
   01/01/2011 to 12/31/2011                                $10.62833        $10.54700         113,620
   01/01/2012 to 12/31/2012                                $10.54700        $11.64682          90,747
   01/01/2013 to 12/31/2013                                $11.64682        $13.24003          77,472
   01/01/2014 to 12/31/2014                                $13.24003        $13.64001          74,515
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98509        $10.47453             429
   01/01/2011 to 12/31/2011                                $10.47453        $10.02508             180
   01/01/2012 to 12/31/2012                                $10.02508        $11.43666             182
   01/01/2013 to 12/31/2013                                $11.43666        $14.43135             198
   01/01/2014 to 12/31/2014                                $14.43135        $15.09027             121
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97033        $11.06962           1,325
   01/01/2011 to 12/31/2011                                $11.06962        $10.58857           2,150
   01/01/2012 to 12/31/2012                                $10.58857        $12.11375           1,699
   01/01/2013 to 12/31/2013                                $12.11375        $16.97611           1,996
   01/01/2014 to 12/31/2014                                $16.97611        $17.89630           3,368
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.85900        $11.40731          27,897
   01/01/2011 to 12/31/2011                                $11.40731         $9.44376           9,596
   01/01/2012 to 12/31/2012                                 $9.44376         $9.52074           7,914
   01/01/2013 to 12/31/2013                                 $9.52074        $10.68860           4,367
   01/01/2014 to 12/31/2014                                $10.68860         $9.53026           4,596

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97944        $10.24908           3,543
   01/01/2011 to 12/31/2011                                 $10.24908        $10.38419           2,198
   01/01/2012 to 12/31/2012                                 $10.38419        $10.63128             880
   01/01/2013 to 12/31/2013                                 $10.63128         $9.95593             495
   01/01/2014 to 12/31/2014                                  $9.95593         $9.74100             541
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99775         $8.77381               0
   01/01/2012 to 12/31/2012                                  $8.77381         $9.47622             261
   01/01/2013 to 12/31/2013                                  $9.47622        $11.11097           1,458
   01/01/2014 to 12/31/2014                                 $11.11097        $11.40603           3,172
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99775        $10.33756          19,082
   01/01/2011 to 12/31/2011                                 $10.33756        $10.66490           8,732
   01/01/2012 to 12/31/2012                                 $10.66490        $11.19133           8,397
   01/01/2013 to 12/31/2013                                 $11.19133        $10.72657           4,818
   01/01/2014 to 12/31/2014                                 $10.72657        $11.18815           6,786
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97028        $10.57635         150,872
   01/01/2011 to 12/31/2011                                 $10.57635        $10.11938          78,190
   01/01/2012 to 09/21/2012                                 $10.11938        $11.24896               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96788        $10.81679        30,764,513
   01/01/2011 to 12/31/2011                              $10.81679        $10.35039        46,928,622
   01/01/2012 to 12/31/2012                              $10.35039        $11.45280        70,449,167
   01/01/2013 to 12/31/2013                              $11.45280        $12.38097        71,085,625
   01/01/2014 to 12/31/2014                              $12.38097        $12.63524        62,751,148
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97857        $10.92280        21,103,790
   01/01/2011 to 12/31/2011                              $10.92280        $10.74947        37,358,515
   01/01/2012 to 12/31/2012                              $10.74947        $12.00861        75,596,679
   01/01/2013 to 12/31/2013                              $12.00861        $13.75898        88,858,258
   01/01/2014 to 12/31/2014                              $13.75898        $14.35121        84,796,370
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00710        $10.81739           751,455
   01/01/2011 to 12/31/2011                              $10.81739        $11.01353         1,598,623
   01/01/2012 to 05/04/2012                              $11.01353        $11.96474                 0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99859        $10.09100             8,942
   01/01/2014 to 12/31/2014                              $10.09100         $9.60938            22,902
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99859        $11.63329             3,525
   01/01/2014 to 12/31/2014                              $11.63329        $12.94141            10,920

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.98884        $10.77509        27,529,956
   01/01/2011 to 12/31/2011                                      $10.77509        $10.46346        41,400,310
   01/01/2012 to 12/31/2012                                      $10.46346        $11.56847        68,877,378
   01/01/2013 to 12/31/2013                                      $11.56847        $13.37861        77,143,446
   01/01/2014 to 12/31/2014                                      $13.37861        $14.00897        73,290,617
------------------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                                      $9.99859         $9.16386         8,260,503
   01/01/2012 to 12/31/2012                                       $9.16386        $10.07935        23,775,710
   01/01/2013 to 12/31/2013                                      $10.07935        $10.98344        28,048,615
   01/01/2014 to 12/31/2014                                      $10.98344        $11.32538        27,073,868
------------------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                                      $9.99859        $10.49650           550,366
   01/01/2014 to 12/31/2014                                      $10.49650        $10.68720           868,354
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97176        $10.58426           647,767
   01/01/2011 to 12/31/2011                                      $10.58426         $9.79363           931,722
   01/01/2012 to 12/31/2012                                       $9.79363        $10.90091         1,624,265
   01/01/2013 to 12/31/2013                                      $10.90091        $14.08360         1,606,596
   01/01/2014 to 12/31/2014                                      $14.08360        $15.26553         1,702,881
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97776        $10.85587        30,971,093
   01/01/2011 to 12/31/2011                                      $10.85587        $10.41265        38,111,848
   01/01/2012 to 12/31/2012                                      $10.41265        $11.63998        66,008,218
   01/01/2013 to 12/31/2013                                      $11.63998        $14.03724        84,507,125
   01/01/2014 to 12/31/2014                                      $14.03724        $14.76392        87,966,359
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99859        $11.65792           336,717
   01/01/2014 to 12/31/2014                                      $11.65792        $13.01934         1,309,987
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95998        $11.81048           770,699
   01/01/2011 to 12/31/2011                                      $11.81048        $12.37513         1,281,208
   01/01/2012 to 12/31/2012                                      $12.37513        $14.03150         2,740,152
   01/01/2013 to 12/31/2013                                      $14.03150        $14.22509         2,865,102
   01/01/2014 to 12/31/2014                                      $14.22509        $18.30603         2,837,659
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99859         $9.68598           915,794
   01/01/2014 to 12/31/2014                                       $9.68598        $10.00712         2,422,904
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97607        $11.03811        13,914,602
   01/01/2011 to 12/31/2011                                      $11.03811        $10.68755        23,859,930
   01/01/2012 to 12/31/2012                                      $10.68755        $11.62294        43,554,173
   01/01/2013 to 12/31/2013                                      $11.62294        $13.11185        47,882,805
   01/01/2014 to 12/31/2014                                      $13.11185        $13.29515        44,761,617
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99859        $10.90428         7,385,331
   01/01/2011 to 12/31/2011                                      $10.90428        $10.45421        13,531,447
   01/01/2012 to 12/31/2012                                      $10.45421        $11.67759        28,880,108
   01/01/2013 to 12/31/2013                                      $11.67759        $13.68593        38,711,102
   01/01/2014 to 12/31/2014                                      $13.68593        $14.22251        38,665,768
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99859        $10.74449        52,457,916
   01/01/2013 to 12/31/2013                                      $10.74449        $13.14659        59,489,238
   01/01/2014 to 12/31/2014                                      $13.14659        $13.33373        56,170,868
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99859        $10.81283         5,098,411
   01/01/2014 to 12/31/2014                                      $10.81283        $10.90101         7,243,392

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                            $9.97026        $11.56952           460,733
   01/01/2011 to 12/31/2011                           $11.56952        $10.80000           635,517
   01/01/2012 to 12/31/2012                           $10.80000        $13.46178         1,395,693
   01/01/2013 to 12/31/2013                           $13.46178        $13.80828         1,437,786
   01/01/2014 to 12/31/2014                           $13.80828        $15.46350         1,380,437
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01859        $10.80359           658,085
   01/01/2011 to 12/31/2011                           $10.80359        $10.19990         1,034,751
   01/01/2012 to 12/31/2012                           $10.19990        $12.00797         2,198,895
   01/01/2013 to 12/31/2013                           $12.00797        $15.31427         2,290,751
   01/01/2014 to 02/07/2014                           $15.31427        $15.06495                 0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.99184        $10.78790         1,062,982
   01/01/2011 to 12/31/2011                           $10.78790        $10.01951         1,349,540
   01/01/2012 to 12/31/2012                           $10.01951        $11.78600         2,580,815
   01/01/2013 to 12/31/2013                           $11.78600        $15.47184         3,223,701
   01/01/2014 to 12/31/2014                           $15.47184        $17.20606         3,386,618
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01991        $11.44014         1,392,125
   01/01/2011 to 12/31/2011                           $11.44014        $10.91114         1,843,266
   01/01/2012 to 12/31/2012                           $10.91114        $12.82923         3,548,651
   01/01/2013 to 12/31/2013                           $12.82923        $16.67092         4,014,907
   01/01/2014 to 12/31/2014                           $16.67092        $18.27663         3,480,984
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                            $9.98833        $10.72450        13,413,172
   01/01/2011 to 12/31/2011                           $10.72450        $10.48895        22,240,645
   01/01/2012 to 12/31/2012                           $10.48895        $11.35484        36,688,340
   01/01/2013 to 12/31/2013                           $11.35484        $12.25810        35,475,781
   01/01/2014 to 12/31/2014                           $12.25810        $12.53666        31,515,786
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.96522        $11.51535         1,228,729
   01/01/2011 to 12/31/2011                           $11.51535        $11.46720         2,008,504
   01/01/2012 to 12/31/2012                           $11.46720        $13.04056         3,461,992
   01/01/2013 to 12/31/2013                           $13.04056        $17.79423         4,065,631
   01/01/2014 to 12/31/2014                           $17.79423        $18.75080         3,856,201
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.98620        $10.69150           120,198
   01/01/2011 to 12/31/2011                           $10.69150        $10.45834           772,322
   01/01/2012 to 12/31/2012                           $10.45834        $11.65803         2,127,026
   01/01/2013 to 12/31/2013                           $11.65803        $15.42829         2,133,134
   01/01/2014 to 12/31/2014                           $15.42829        $15.40233         2,019,297
-------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                            $9.98457        $10.78613         1,300,745
   01/01/2011 to 12/31/2011                           $10.78613        $10.93950         2,241,709
   01/01/2012 to 12/31/2012                           $10.93950        $12.24527         4,241,328
   01/01/2013 to 12/31/2013                           $12.24527        $12.90148         4,190,136
   01/01/2014 to 12/31/2014                           $12.90148        $13.00657         3,840,698
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                            $9.92942        $11.28154           747,119
   01/01/2011 to 12/31/2011                           $11.28154         $9.65674           913,382
   01/01/2012 to 12/31/2012                            $9.65674        $11.42561         1,319,535
   01/01/2013 to 12/31/2013                           $11.42561        $13.37174         1,714,306
   01/01/2014 to 12/31/2014                           $13.37174        $12.41833         1,640,194

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92929        $10.81917           645,449
   01/01/2011 to 12/31/2011                             $10.81917         $9.30077         1,102,604
   01/01/2012 to 12/31/2012                              $9.30077        $10.66713         1,624,672
   01/01/2013 to 12/31/2013                             $10.66713        $12.52710         1,934,536
   01/01/2014 to 12/31/2014                             $12.52710        $11.48863         1,955,111
---------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                             $10.00682        $10.62325            11,936
   01/01/2011 to 12/31/2011                             $10.62325        $11.74255       157,644,524
   01/01/2012 to 12/31/2012                             $11.74255        $12.62792        61,798,781
   01/01/2013 to 12/31/2013                             $12.62792        $12.01813         9,195,374
   01/01/2014 to 12/31/2014                             $12.01813        $12.60885        11,182,798
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97683        $10.89582        11,663,970
   01/01/2011 to 12/31/2011                             $10.89582        $10.64989        19,028,558
   01/01/2012 to 12/31/2012                             $10.64989        $11.89058        33,819,857
   01/01/2013 to 12/31/2013                             $11.89058        $13.59163        38,221,077
   01/01/2014 to 12/31/2014                             $13.59163        $14.21092        35,730,256
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92194        $10.58075         1,222,927
   01/01/2011 to 12/31/2011                             $10.58075         $9.44941         1,765,458
   01/01/2012 to 12/31/2012                              $9.44941        $11.32357         3,027,903
   01/01/2013 to 12/31/2013                             $11.32357        $12.84095         3,720,797
   01/01/2014 to 12/31/2014                             $12.84095        $11.81920         3,911,787
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99859        $10.61090         7,494,738
   01/01/2011 to 12/31/2011                             $10.61090        $10.45511        12,799,949
   01/01/2012 to 12/31/2012                             $10.45511        $11.37878        23,748,760
   01/01/2013 to 12/31/2013                             $11.37878        $12.41936        25,386,459
   01/01/2014 to 12/31/2014                             $12.41936        $12.87340        23,635,959
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97144        $10.80010           369,555
   01/01/2011 to 12/31/2011                             $10.80010        $10.68707           715,742
   01/01/2012 to 12/31/2012                             $10.68707        $12.10062         1,591,115
   01/01/2013 to 12/31/2013                             $12.10062        $16.23595         1,685,805
   01/01/2014 to 12/31/2014                             $16.23595        $17.47681         1,688,713
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99058        $10.64194           445,909
   01/01/2011 to 12/31/2011                             $10.64194        $10.02358           821,379
   01/01/2012 to 12/31/2012                             $10.02358        $11.51676         1,127,961
   01/01/2013 to 12/31/2013                             $11.51676        $15.83369         2,301,648
   01/01/2014 to 12/31/2014                             $15.83369        $17.70414         2,370,597
---------------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                             $9.99859         $9.94129                 0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99269        $11.33042         1,208,214
   01/01/2011 to 12/31/2011                             $11.33042        $11.03643         1,826,589
   01/01/2012 to 12/31/2012                             $11.03643        $12.17932         3,123,857
   01/01/2013 to 12/31/2013                             $12.17932        $16.35559         3,430,819
   01/01/2014 to 12/31/2014                             $16.35559        $17.78012         4,952,671
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98877        $10.84532           588,204
   01/01/2011 to 12/31/2011                             $10.84532        $11.74557         3,386,686
   01/01/2012 to 12/31/2012                             $11.74557        $12.23028         6,650,799
   01/01/2013 to 12/31/2013                             $12.23028        $11.78185         7,048,962
   01/01/2014 to 12/31/2014                             $11.78185        $12.32153         7,638,786

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98772        $10.91885          986,150
   01/01/2011 to 12/31/2011                              $10.91885        $10.39724        1,850,604
   01/01/2012 to 12/31/2012                              $10.39724        $12.57884        3,476,370
   01/01/2013 to 12/31/2013                              $12.57884        $15.78207        4,515,744
   01/01/2014 to 12/31/2014                              $15.78207        $16.07701        4,646,735
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99859        $10.89440          383,418
   01/01/2011 to 12/31/2011                              $10.89440        $10.64578          587,566
   01/01/2012 to 12/31/2012                              $10.64578        $12.25234        1,220,831
   01/01/2013 to 12/31/2013                              $12.25234        $16.46513        1,461,440
   01/01/2014 to 12/31/2014                              $16.46513        $17.59506        1,307,176
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99859        $10.19489           13,864
   01/01/2013 to 12/31/2013                              $10.19489        $13.47958          256,143
   01/01/2014 to 12/31/2014                              $13.47958        $14.60434          439,378
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98885        $11.52646          408,851
   01/01/2011 to 12/31/2011                              $11.52646        $10.93968          738,315
   01/01/2012 to 12/31/2012                              $10.93968        $12.73323        1,339,734
   01/01/2013 to 12/31/2013                              $12.73323        $16.57418        1,523,954
   01/01/2014 to 12/31/2014                              $16.57418        $18.73137        1,328,903
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99860         $9.86455        1,756,415
   01/01/2011 to 12/31/2011                               $9.86455         $9.69934        4,378,576
   01/01/2012 to 12/31/2012                               $9.69934         $9.53456        5,179,661
   01/01/2013 to 12/31/2013                               $9.53456         $9.37256        5,117,282
   01/01/2014 to 12/31/2014                               $9.37256         $9.21312        4,480,598
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99114        $11.25860          962,132
   01/01/2011 to 12/31/2011                              $11.25860        $10.79250        1,541,843
   01/01/2012 to 12/31/2012                              $10.79250        $12.42576        2,559,321
   01/01/2013 to 12/31/2013                              $12.42576        $17.34560        3,361,108
   01/01/2014 to 12/31/2014                              $17.34560        $19.48059        3,280,259
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02850        $10.06988           90,947
   01/01/2012 to 12/31/2012                              $10.06988        $10.38070          784,287
   01/01/2013 to 12/31/2013                              $10.38070         $9.91515          819,679
   01/01/2014 to 12/31/2014                               $9.91515        $10.24859        1,281,885
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95889        $11.94964          712,070
   01/01/2011 to 12/31/2011                              $11.94964        $11.94490        1,362,309
   01/01/2012 to 12/31/2012                              $11.94490        $13.19559        2,338,237
   01/01/2013 to 12/31/2013                              $13.19559        $17.20139        2,535,727
   01/01/2014 to 12/31/2014                              $17.20139        $18.25146        2,559,061
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97302        $11.45213          337,443
   01/01/2011 to 04/29/2011                              $11.45213        $12.84323                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99859        $10.32013        4,825,886
   01/01/2013 to 12/31/2013                              $10.32013        $12.06359        7,905,484
   01/01/2014 to 12/31/2014                              $12.06359        $12.46788        7,723,394
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93907        $11.70034        2,484,727
   01/01/2011 to 12/31/2011                              $11.70034         $9.17013        3,419,207
   01/01/2012 to 12/31/2012                               $9.17013        $10.63028        5,634,697
   01/01/2013 to 12/31/2013                              $10.63028        $10.47283        6,285,593
   01/01/2014 to 12/31/2014                              $10.47283         $9.81275        5,997,131

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00802        $10.10254         1,452,999
   01/01/2011 to 12/31/2011                       $10.10254        $10.15429         3,620,347
   01/01/2012 to 12/31/2012                       $10.15429        $10.44990         4,767,262
   01/01/2013 to 12/31/2013                       $10.44990        $10.04888         4,000,530
   01/01/2014 to 12/31/2014                       $10.04888         $9.86856         3,366,645
---------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00694        $10.37575        16,233,285
   01/01/2011 to 12/31/2011                       $10.37575        $10.52377        25,947,306
   01/01/2012 to 12/31/2012                       $10.52377        $11.30899        44,755,155
   01/01/2013 to 12/31/2013                       $11.30899        $10.91248        43,338,696
   01/01/2014 to 12/31/2014                       $10.91248        $11.18082        38,181,068
---------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                        $9.98956        $10.61981        19,097,676
   01/01/2011 to 12/31/2011                       $10.61981        $10.54353        35,425,896
   01/01/2012 to 12/31/2012                       $10.54353        $11.43927        61,697,638
   01/01/2013 to 12/31/2013                       $11.43927        $12.28073        59,881,764
   01/01/2014 to 12/31/2014                       $12.28073        $12.76916        55,142,183
---------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                      $10.01851        $10.06978           272,121
   01/01/2012 to 12/31/2012                       $10.06978        $10.60206         2,785,266
   01/01/2013 to 12/31/2013                       $10.60206        $10.18071         1,948,139
   01/01/2014 to 12/31/2014                       $10.18071        $10.61419         2,751,178
---------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                        $9.96359        $11.53321        18,771,323
   01/01/2011 to 12/31/2011                       $11.53321        $10.63290        27,741,061
   01/01/2012 to 12/31/2012                       $10.63290        $11.80236        53,001,698
   01/01/2013 to 12/31/2013                       $11.80236        $13.57707        60,829,221
   01/01/2014 to 12/31/2014                       $13.57707        $14.57389        61,007,482
---------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                       $9.99859         $9.59822               263
   01/01/2014 to 12/31/2014                        $9.59822         $9.20248             6,774
---------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                       $9.99859        $11.67279               436
   01/01/2014 to 12/31/2014                       $11.67279        $13.22324            14,639
---------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                        $9.99859        $10.91439           247,126
   01/01/2011 to 12/31/2011                       $10.91439        $11.10006           545,381
   01/01/2012 to 12/31/2012                       $11.10006        $12.96275         1,354,854
   01/01/2013 to 12/31/2013                       $12.96275        $16.87460         1,736,116
   01/01/2014 to 12/31/2014                       $16.87460        $19.44302         2,389,247
---------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                       $9.99859         $8.89689         4,804,905
   01/01/2012 to 12/31/2012                        $8.89689         $9.89612        11,166,035
   01/01/2013 to 12/31/2013                        $9.89612        $11.90675        14,502,005
   01/01/2014 to 12/31/2014                       $11.90675        $12.46527        15,393,481
---------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                        $9.98765        $10.80894        16,553,746
   01/01/2011 to 12/31/2011                       $10.80894        $10.43243        26,668,098
   01/01/2012 to 12/31/2012                       $10.43243        $11.30927        49,521,342
   01/01/2013 to 12/31/2013                       $11.30927        $12.49992        54,431,945
   01/01/2014 to 12/31/2014                       $12.49992        $12.91884        51,261,906
---------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                        $9.97784        $10.99668        15,939,271
   01/01/2011 to 12/31/2011                       $10.99668        $10.55184        23,481,024
   01/01/2012 to 12/31/2012                       $10.55184        $12.02166        43,258,118
   01/01/2013 to 12/31/2013                       $12.02166        $13.95148        53,272,137
   01/01/2014 to 12/31/2014                       $13.95148        $14.45935        50,832,833

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98247        $10.78795        23,160,057
   01/01/2011 to 12/31/2011                                $10.78795        $10.24638        35,666,558
   01/01/2012 to 12/31/2012                                $10.24638        $11.19370        54,261,704
   01/01/2013 to 12/31/2013                                $11.19370        $12.58795        55,948,846
   01/01/2014 to 12/31/2014                                $12.58795        $12.74965        50,797,782
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97192        $12.18384           426,864
   01/01/2011 to 12/31/2011                                $12.18384        $10.40658         1,042,929
   01/01/2012 to 12/31/2012                                $10.40658        $12.28287         1,809,244
   01/01/2013 to 12/31/2013                                $12.28287        $17.00181         2,082,691
   01/01/2014 to 12/31/2014                                $17.00181        $17.53857         1,979,401
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96097        $12.64476           546,119
   01/01/2011 to 12/31/2011                                $12.64476        $12.30830         1,033,660
   01/01/2012 to 12/31/2012                                $12.30830        $13.57203         1,888,934
   01/01/2013 to 12/31/2013                                $13.57203        $18.03404         2,492,070
   01/01/2014 to 12/31/2014                                $18.03404        $18.40461         2,220,904
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96440        $11.49200           373,436
   01/01/2011 to 12/31/2011                                $11.49200        $10.62167           635,080
   01/01/2012 to 12/31/2012                                $10.62167        $12.33695         1,206,539
   01/01/2013 to 12/31/2013                                $12.33695        $16.66308         1,462,253
   01/01/2014 to 12/31/2014                                $16.66308        $17.24268         1,357,357
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99229        $10.71605        24,269,579
   01/01/2011 to 12/31/2011                                $10.71605        $10.74314        44,365,420
   01/01/2012 to 12/31/2012                                $10.74314        $11.98557        92,816,256
   01/01/2013 to 12/31/2013                                $11.98557        $13.76509       111,094,453
   01/01/2014 to 12/31/2014                                $13.76509        $14.32668       107,422,146
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98593        $10.56101           678,046
   01/01/2011 to 12/31/2011                                $10.56101        $10.21155           824,490
   01/01/2012 to 12/31/2012                                $10.21155        $11.76932         2,459,047
   01/01/2013 to 12/31/2013                                $11.76932        $15.00379         2,986,278
   01/01/2014 to 12/31/2014                                $15.00379        $15.85013         3,028,254
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                                $9.99859        $10.50745            30,027
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97117        $11.16117         1,886,107
   01/01/2011 to 12/31/2011                                $11.16117        $10.78581         3,234,502
   01/01/2012 to 12/31/2012                                $10.78581        $12.46639         6,730,374
   01/01/2013 to 12/31/2013                                $12.46639        $17.64982         7,755,997
   01/01/2014 to 12/31/2014                                $17.64982        $18.79769         8,100,535
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.85984        $11.50158         2,083,250
   01/01/2011 to 12/31/2011                                $11.50158         $9.61963         3,652,343
   01/01/2012 to 12/31/2012                                 $9.61963         $9.79779         6,128,268
   01/01/2013 to 12/31/2013                                 $9.79779        $11.11270         5,639,099
   01/01/2014 to 12/31/2014                                $11.11270        $10.01041         5,529,020
------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                 $9.98028        $10.33385         1,336,731
   01/01/2011 to 12/31/2011                                $10.33385        $10.57749         2,293,269
   01/01/2012 to 12/31/2012                                $10.57749        $10.94077         3,419,652
   01/01/2013 to 12/31/2013                                $10.94077        $10.35114         3,437,860
   01/01/2014 to 12/31/2014                                $10.35114        $10.23181         3,301,458

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99859         $8.83435         4,284,929
   01/01/2012 to 12/31/2012                                  $8.83435         $9.63986        13,644,816
   01/01/2013 to 12/31/2013                                  $9.63986        $11.41894        24,369,833
   01/01/2014 to 12/31/2014                                 $11.41894        $11.84282        25,627,375
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99859        $10.42309         2,739,117
   01/01/2011 to 12/31/2011                                 $10.42309        $10.86347         5,381,783
   01/01/2012 to 12/31/2012                                 $10.86347        $11.51711         8,850,479
   01/01/2013 to 12/31/2013                                 $11.51711        $11.15231         9,405,233
   01/01/2014 to 12/31/2014                                 $11.15231        $11.75168        11,611,010
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99859        $10.38369             9,917
   01/01/2013 to 12/31/2013                                 $10.38369         $9.37686            18,466
   01/01/2014 to 12/31/2014                                  $9.37686         $9.34226            17,693
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97112        $10.66370        22,435,067
   01/01/2011 to 12/31/2011                                 $10.66370        $10.30757        29,830,471
   01/01/2012 to 09/21/2012                                 $10.30757        $11.54366                 0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                          Pruco Life Insurance Company
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV
                            and GRO Plus II (3.10%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96671        $10.69261          21,185
   01/01/2011 to 12/31/2011                              $10.69261        $10.08624          17,857
   01/01/2012 to 12/31/2012                              $10.08624        $11.00113          12,749
   01/01/2013 to 12/31/2013                              $11.00113        $11.72347           9,694
   01/01/2014 to 12/31/2014                              $11.72347        $11.79386           6,239
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97739        $10.79745          29,168
   01/01/2011 to 12/31/2011                              $10.79745        $10.47512          41,747
   01/01/2012 to 12/31/2012                              $10.47512        $11.53530          43,834
   01/01/2013 to 12/31/2013                              $11.53530        $13.02845          61,797
   01/01/2014 to 12/31/2014                              $13.02845        $13.39563          15,729
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00592        $10.69335           2,972
   01/01/2011 to 12/31/2011                              $10.69335        $10.73257           1,550
   01/01/2012 to 05/04/2012                              $10.73257        $11.60218               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98767        $10.65135          78,854
   01/01/2011 to 12/31/2011                              $10.65135        $10.19628          34,837
   01/01/2012 to 12/31/2012                              $10.19628        $11.11224          23,930
   01/01/2013 to 12/31/2013                              $11.11224        $12.66815          22,142
   01/01/2014 to 12/31/2014                              $12.66815        $13.07611          14,349
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99741         $9.07593             163
   01/01/2012 to 12/31/2012                               $9.07593         $9.84016             559
   01/01/2013 to 12/31/2013                               $9.84016        $10.56998           6,550
   01/01/2014 to 12/31/2014                              $10.56998        $10.74377           3,552

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99741        $10.39435               0
   01/01/2014 to 12/31/2014                            $10.39435        $10.43260               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                             $9.99741        $10.48637           9,886
   01/01/2011 to 12/31/2011                            $10.48637        $11.32131         280,983
   01/01/2012 to 12/31/2012                            $11.32131        $11.53117         303,331
   01/01/2013 to 12/31/2013                            $11.53117        $10.94382         199,806
   01/01/2014 to 12/31/2014                            $10.94382        $10.75613         146,446
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                            $10.00612        $10.52885               0
   01/01/2011 to 12/31/2011                            $10.52885        $11.58868         133,116
   01/01/2012 to 12/31/2012                            $11.58868        $11.87069         156,812
   01/01/2013 to 12/31/2013                            $11.87069        $11.14114          73,980
   01/01/2014 to 12/31/2014                            $11.14114        $11.08328          48,389
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                             $9.99741        $10.53165               0
   01/01/2011 to 12/31/2011                            $10.53165        $11.83610               0
   01/01/2012 to 12/31/2012                            $11.83610        $12.14042          16,925
   01/01/2013 to 12/31/2013                            $12.14042        $11.19570          22,444
   01/01/2014 to 12/31/2014                            $11.19570        $11.31125          19,501
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                            $10.00823        $10.56221               0
   01/01/2011 to 12/31/2011                            $10.56221        $12.14716               0
   01/01/2012 to 12/31/2012                            $12.14716        $12.51381               0
   01/01/2013 to 12/31/2013                            $12.51381        $11.33576          15,782
   01/01/2014 to 12/31/2014                            $11.33576        $11.66094          32,354
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                            $10.00717        $10.66288               0
   01/01/2011 to 12/31/2011                            $10.66288        $12.43071         138,180
   01/01/2012 to 12/31/2012                            $12.43071        $12.86310         151,997
   01/01/2013 to 12/31/2013                            $12.86310        $11.59167         159,764
   01/01/2014 to 12/31/2014                            $11.59167        $12.09512         208,179
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99741        $11.86199          14,378
   01/01/2012 to 12/31/2012                            $11.86199        $12.16570          26,981
   01/01/2013 to 12/31/2013                            $12.16570        $10.63961          18,579
   01/01/2014 to 12/31/2014                            $10.63961        $11.37891          17,529
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99656        $10.26098               0
   01/01/2013 to 12/31/2013                            $10.26098         $8.92874          64,847
   01/01/2014 to 12/31/2014                             $8.92874         $9.74380          30,315
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99827         $8.63360           4,465
   01/01/2014 to 12/31/2014                             $8.63360         $9.58677               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99827        $11.15332           6,801
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                             $9.97058        $10.46272               0
   01/01/2011 to 12/31/2011                            $10.46272         $9.54353             609
   01/01/2012 to 12/31/2012                             $9.54353        $10.47089             396
   01/01/2013 to 12/31/2013                            $10.47089        $13.33544             414
   01/01/2014 to 12/31/2014                            $13.33544        $14.24862             289

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97658        $10.73111         136,278
   01/01/2011 to 12/31/2011                                      $10.73111        $10.14668          44,840
   01/01/2012 to 12/31/2012                                      $10.14668        $11.18078          28,567
   01/01/2013 to 12/31/2013                                      $11.18078        $13.29165          54,058
   01/01/2014 to 12/31/2014                                      $13.29165        $13.78058          59,459
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99741        $11.51597               0
   01/01/2014 to 12/31/2014                                      $11.51597        $12.67778               0
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95880        $11.67491             402
   01/01/2011 to 12/31/2011                                      $11.67491        $12.05919             237
   01/01/2012 to 12/31/2012                                      $12.05919        $13.47816             201
   01/01/2013 to 12/31/2013                                      $13.47816        $13.46951              11
   01/01/2014 to 12/31/2014                                      $13.46951        $17.08725               6
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99741         $9.59166               0
   01/01/2014 to 12/31/2014                                       $9.59166         $9.76865               0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97489        $10.91143          32,740
   01/01/2011 to 12/31/2011                                      $10.91143        $10.41475          25,438
   01/01/2012 to 12/31/2012                                      $10.41475        $11.16446          20,109
   01/01/2013 to 12/31/2013                                      $11.16446        $12.41532          34,337
   01/01/2014 to 12/31/2014                                      $12.41532        $12.40961          10,173
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99741        $10.77910          28,003
   01/01/2011 to 12/31/2011                                      $10.77910        $10.18727          16,651
   01/01/2012 to 12/31/2012                                      $10.18727        $11.21691          12,990
   01/01/2013 to 12/31/2013                                      $11.21691        $12.95880           8,456
   01/01/2014 to 12/31/2014                                      $12.95880        $13.27523           9,369
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99742        $10.64059          25,200
   01/01/2013 to 12/31/2013                                      $10.64059        $12.83408          34,058
   01/01/2014 to 12/31/2014                                      $12.83408        $12.83137          12,850
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99741        $10.70765               0
   01/01/2014 to 12/31/2014                                      $10.70765        $10.64120           6,855
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96908        $11.43692           2,250
   01/01/2011 to 12/31/2011                                      $11.43692        $10.52447             850
   01/01/2012 to 12/31/2012                                      $10.52447        $12.93116             559
   01/01/2013 to 12/31/2013                                      $12.93116        $13.07507             179
   01/01/2014 to 12/31/2014                                      $13.07507        $14.43393             171
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01741        $10.67948             670
   01/01/2011 to 12/31/2011                                      $10.67948         $9.93936             224
   01/01/2012 to 12/31/2012                                       $9.93936        $11.53431             280
   01/01/2013 to 12/31/2013                                      $11.53431        $14.50083              53
   01/01/2014 to 02/07/2014                                      $14.50083        $14.24342               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99066        $10.66408             999
   01/01/2011 to 12/31/2011                                      $10.66408         $9.76363             393
   01/01/2012 to 12/31/2012                                       $9.76363        $11.32098             480
   01/01/2013 to 12/31/2013                                      $11.32098        $14.64990              95
   01/01/2014 to 12/31/2014                                      $14.64990        $16.06013             345

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                          $10.01873        $11.30877           8,522
   01/01/2011 to 12/31/2011                          $11.30877        $10.63239           3,534
   01/01/2012 to 12/31/2012                          $10.63239        $12.32290           2,521
   01/01/2013 to 12/31/2013                          $12.32290        $15.78511             379
   01/01/2014 to 12/31/2014                          $15.78511        $17.05906             504
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                           $9.98716        $10.60133          25,834
   01/01/2011 to 12/31/2011                          $10.60133        $10.22123          13,110
   01/01/2012 to 12/31/2012                          $10.22123        $10.90704           7,435
   01/01/2013 to 12/31/2013                          $10.90704        $11.60692           1,748
   01/01/2014 to 12/31/2014                          $11.60692        $11.70165           1,854
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                           $9.96404        $11.38325           6,047
   01/01/2011 to 12/31/2011                          $11.38325        $11.17453           2,349
   01/01/2012 to 12/31/2012                          $11.17453        $12.52643           1,774
   01/01/2013 to 12/31/2013                          $12.52643        $16.84953             303
   01/01/2014 to 12/31/2014                          $16.84953        $17.50251          16,781
------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                           $9.98502        $10.56868             970
   01/01/2011 to 12/31/2011                          $10.56868        $10.19120             890
   01/01/2012 to 12/31/2012                          $10.19120        $11.19805           1,221
   01/01/2013 to 12/31/2013                          $11.19805        $14.60874             697
   01/01/2014 to 12/31/2014                          $14.60874        $14.37632             597
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                           $9.98339        $10.66230           5,117
   01/01/2011 to 12/31/2011                          $10.66230        $10.66028           2,547
   01/01/2012 to 12/31/2012                          $10.66028        $11.76228           2,394
   01/01/2013 to 12/31/2013                          $11.76228        $12.21608             937
   01/01/2014 to 12/31/2014                          $12.21608        $12.14020             978
------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                           $9.92824        $11.15207             119
   01/01/2011 to 12/31/2011                          $11.15207         $9.41014               0
   01/01/2012 to 12/31/2012                           $9.41014        $10.97495               0
   01/01/2013 to 12/31/2013                          $10.97495        $12.66143               0
   01/01/2014 to 12/31/2014                          $12.66143        $11.59103               0
------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                           $9.92811        $10.69498               0
   01/01/2011 to 12/31/2011                          $10.69498         $9.06313               0
   01/01/2012 to 12/31/2012                           $9.06313        $10.24626               0
   01/01/2013 to 12/31/2013                          $10.24626        $11.86160               0
   01/01/2014 to 12/31/2014                          $11.86160        $10.72325               0
------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                           $9.97565        $10.77066           9,053
   01/01/2011 to 12/31/2011                          $10.77066        $10.37784           3,314
   01/01/2012 to 12/31/2012                          $10.37784        $11.42154           2,579
   01/01/2013 to 12/31/2013                          $11.42154        $12.86958           3,208
   01/01/2014 to 12/31/2014                          $12.86958        $13.26439           1,639
------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                           $9.92076        $10.45935           2,892
   01/01/2011 to 12/31/2011                          $10.45935         $9.20807           2,804
   01/01/2012 to 12/31/2012                           $9.20807        $10.87691           2,512
   01/01/2013 to 12/31/2013                          $10.87691        $12.15881           2,081
   01/01/2014 to 12/31/2014                          $12.15881        $11.03182           2,112

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99741        $10.48911          21,821
   01/01/2011 to 12/31/2011                             $10.48911        $10.18829          12,596
   01/01/2012 to 12/31/2012                             $10.18829        $10.93014           8,459
   01/01/2013 to 12/31/2013                             $10.93014        $11.75977           3,360
   01/01/2014 to 12/31/2014                             $11.75977        $12.01609           4,598
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97026        $10.67604               0
   01/01/2011 to 12/31/2011                             $10.67604        $10.41409             150
   01/01/2012 to 12/31/2012                             $10.41409        $11.62321              34
   01/01/2013 to 12/31/2013                             $11.62321        $15.37337               7
   01/01/2014 to 12/31/2014                             $15.37337        $16.31258               2
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98940        $10.51978             381
   01/01/2011 to 12/31/2011                             $10.51978         $9.76774               0
   01/01/2012 to 12/31/2012                              $9.76774        $11.06265               0
   01/01/2013 to 12/31/2013                             $11.06265        $14.99295               0
   01/01/2014 to 12/31/2014                             $14.99295        $16.52532               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99152        $11.20032           1,490
   01/01/2011 to 12/31/2011                             $11.20032        $10.75460             540
   01/01/2012 to 12/31/2012                             $10.75460        $11.69886             268
   01/01/2013 to 12/31/2013                             $11.69886        $15.48680             111
   01/01/2014 to 12/31/2014                             $15.48680        $16.59597             292
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98759        $10.72077               0
   01/01/2011 to 12/31/2011                             $10.72077        $11.44584           3,372
   01/01/2012 to 12/31/2012                             $11.44584        $11.74809             932
   01/01/2013 to 12/31/2013                             $11.74809        $11.15615             398
   01/01/2014 to 12/31/2014                             $11.15615        $11.50094             232
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98654        $10.79352           4,063
   01/01/2011 to 12/31/2011                             $10.79352        $10.13184           2,388
   01/01/2012 to 12/31/2012                             $10.13184        $12.08288           2,429
   01/01/2013 to 12/31/2013                             $12.08288        $14.94402             642
   01/01/2014 to 12/31/2014                             $14.94402        $15.00653          23,315
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99741        $10.76921               0
   01/01/2011 to 12/31/2011                             $10.76921        $10.37396               0
   01/01/2012 to 12/31/2012                             $10.37396        $11.76914               0
   01/01/2013 to 12/31/2013                             $11.76914        $15.59069               0
   01/01/2014 to 12/31/2014                             $15.59069        $16.42331               0
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99742        $10.14073               0
   01/01/2013 to 12/31/2013                             $10.14073        $13.21718               0
   01/01/2014 to 12/31/2014                             $13.21718        $14.11619               0
---------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98768        $11.39417               0
   01/01/2011 to 12/31/2011                             $11.39417        $10.66050              75
   01/01/2012 to 12/31/2012                             $10.66050        $12.23119              32
   01/01/2013 to 12/31/2013                             $12.23119        $15.69414              15
   01/01/2014 to 12/31/2014                             $15.69414        $17.48410               4
---------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                              $9.99742         $9.75110          46,500
   01/01/2011 to 12/31/2011                              $9.75110         $9.45154          22,871
   01/01/2012 to 12/31/2012                              $9.45154         $9.15857          12,511
   01/01/2013 to 12/31/2013                              $9.15857         $8.87457          39,679
   01/01/2014 to 12/31/2014                              $8.87457         $8.59952          22,391

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98997        $11.12942             120
   01/01/2011 to 12/31/2011                              $11.12942        $10.51702             112
   01/01/2012 to 12/31/2012                              $10.51702        $11.93595             105
   01/01/2013 to 12/31/2013                              $11.93595        $16.42483             112
   01/01/2014 to 12/31/2014                              $16.42483        $18.18372              76
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02732        $10.04497               0
   01/01/2012 to 12/31/2012                              $10.04497        $10.20730               0
   01/01/2013 to 12/31/2013                              $10.20730         $9.61055               0
   01/01/2014 to 12/31/2014                               $9.61055         $9.79231               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95771        $11.81265               0
   01/01/2011 to 12/31/2011                              $11.81265        $11.64008              67
   01/01/2012 to 12/31/2012                              $11.64008        $12.67518              31
   01/01/2013 to 12/31/2013                              $12.67518        $16.28777              92
   01/01/2014 to 12/31/2014                              $16.28777        $17.03592          16,931
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97184        $11.32074               0
   01/01/2011 to 04/29/2011                              $11.32074        $12.63664               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99742        $10.22042           1,959
   01/01/2013 to 12/31/2013                              $10.22042        $11.77696             107
   01/01/2014 to 12/31/2014                              $11.77696        $11.99833             105
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93789        $11.56611           7,273
   01/01/2011 to 12/31/2011                              $11.56611         $8.93590           1,727
   01/01/2012 to 12/31/2012                               $8.93590        $10.21083           1,304
   01/01/2013 to 12/31/2013                              $10.21083         $9.91635             544
   01/01/2014 to 12/31/2014                               $9.91635         $9.15888             786
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00684         $9.98655          18,130
   01/01/2011 to 12/31/2011                               $9.98655         $9.89522          10,015
   01/01/2012 to 12/31/2012                               $9.89522        $10.03805          11,743
   01/01/2013 to 12/31/2013                              $10.03805         $9.51542           4,411
   01/01/2014 to 12/31/2014                               $9.51542         $9.21165           2,999
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00576        $10.25672          89,579
   01/01/2011 to 12/31/2011                              $10.25672        $10.25520          37,788
   01/01/2012 to 12/31/2012                              $10.25520        $10.86303          27,573
   01/01/2013 to 12/31/2013                              $10.86303        $10.33287          16,018
   01/01/2014 to 12/31/2014                              $10.33287        $10.43629           7,667
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98838        $10.49789          53,416
   01/01/2011 to 12/31/2011                              $10.49789        $10.27441          41,263
   01/01/2012 to 12/31/2012                              $10.27441        $10.98812          22,312
   01/01/2013 to 12/31/2013                              $10.98812        $11.62835          13,961
   01/01/2014 to 12/31/2014                              $11.62835        $11.91868           8,000
----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.01733        $10.04487               0
   01/01/2012 to 12/31/2012                              $10.04487        $10.42486               0
   01/01/2013 to 12/31/2013                              $10.42486         $9.86808               0
   01/01/2014 to 12/31/2014                               $9.86808        $10.14176           4,381
----------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96241        $11.40087          98,922
   01/01/2011 to 12/31/2011                              $11.40087        $10.36144          33,813
   01/01/2012 to 12/31/2012                              $10.36144        $11.33686          21,423
   01/01/2013 to 12/31/2013                              $11.33686        $12.85589          48,370
   01/01/2014 to 12/31/2014                              $12.85589        $13.60313          32,324

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99741        $10.78915               0
   01/01/2011 to 12/31/2011                                $10.78915        $10.81676               0
   01/01/2012 to 12/31/2012                                $10.81676        $12.45180               0
   01/01/2013 to 12/31/2013                                $12.45180        $15.97878               0
   01/01/2014 to 12/31/2014                                $15.97878        $18.14878               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99741         $8.81153               0
   01/01/2012 to 12/31/2012                                 $8.81153         $9.66136               0
   01/01/2013 to 12/31/2013                                 $9.66136        $11.45894               0
   01/01/2014 to 12/31/2014                                $11.45894        $11.82560               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98647        $10.68478          15,971
   01/01/2011 to 12/31/2011                                $10.68478        $10.16604           9,844
   01/01/2012 to 12/31/2012                                $10.16604        $10.86319           5,867
   01/01/2013 to 12/31/2013                                $10.86319        $11.83594           3,810
   01/01/2014 to 12/31/2014                                $11.83594        $12.05844           3,763
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97667        $10.87045          28,056
   01/01/2011 to 12/31/2011                                $10.87045        $10.28249          17,039
   01/01/2012 to 12/31/2012                                $10.28249        $11.54765          14,478
   01/01/2013 to 12/31/2013                                $11.54765        $13.21065           8,513
   01/01/2014 to 12/31/2014                                $13.21065        $13.49657           9,923
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98130        $10.66410          68,435
   01/01/2011 to 12/31/2011                                $10.66410         $9.98477          28,608
   01/01/2012 to 12/31/2012                                 $9.98477        $10.75228          24,445
   01/01/2013 to 12/31/2013                                $10.75228        $11.91949          12,379
   01/01/2014 to 12/31/2014                                $11.91949        $11.90069          14,247
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97075        $12.04402              43
   01/01/2011 to 12/31/2011                                $12.04402        $10.14082             113
   01/01/2012 to 12/31/2012                                $10.14082        $11.79828             104
   01/01/2013 to 12/31/2013                                $11.79828        $16.09865             118
   01/01/2014 to 12/31/2014                                $16.09865        $16.37030              85
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.95979        $12.49968             106
   01/01/2011 to 12/31/2011                                $12.49968        $11.99419               0
   01/01/2012 to 12/31/2012                                $11.99419        $13.03686               0
   01/01/2013 to 12/31/2013                                $13.03686        $17.07640               7
   01/01/2014 to 12/31/2014                                $17.07640        $17.17893               2
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96322        $11.35991           1,291
   01/01/2011 to 12/31/2011                                $11.35991        $10.35036             443
   01/01/2012 to 12/31/2012                                $10.35036        $11.85034             378
   01/01/2013 to 12/31/2013                                $11.85034        $15.77806              91
   01/01/2014 to 12/31/2014                                $15.77806        $16.09432              84
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99111        $10.59310          19,835
   01/01/2011 to 12/31/2011                                $10.59310        $10.46904           6,894
   01/01/2012 to 12/31/2012                                $10.46904        $11.51309           6,220
   01/01/2013 to 12/31/2013                                $11.51309        $13.03427           2,719
   01/01/2014 to 12/31/2014                                $13.03427        $13.37282           2,371
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98475        $10.43978               0
   01/01/2011 to 12/31/2011                                $10.43978         $9.95083             154
   01/01/2012 to 12/31/2012                                 $9.95083        $11.30504              40
   01/01/2013 to 12/31/2013                                $11.30504        $14.20673               0
   01/01/2014 to 12/31/2014                                $14.20673        $14.79435               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.96999        $11.03301           2,084
   01/01/2011 to 12/31/2011                                 $11.03301        $10.51030           1,018
   01/01/2012 to 12/31/2012                                 $10.51030        $11.97456             982
   01/01/2013 to 12/31/2013                                 $11.97456        $16.71214             662
   01/01/2014 to 12/31/2014                                 $16.71214        $17.54560             663
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85867        $11.36954          23,386
   01/01/2011 to 12/31/2011                                 $11.36954         $9.37388           8,708
   01/01/2012 to 12/31/2012                                  $9.37388         $9.41129           5,530
   01/01/2013 to 12/31/2013                                  $9.41129        $10.52218             571
   01/01/2014 to 12/31/2014                                 $10.52218         $9.34331             940
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97910        $10.21510           6,742
   01/01/2011 to 12/31/2011                                 $10.21510        $10.30720           6,593
   01/01/2012 to 12/31/2012                                 $10.30720        $10.50897           2,821
   01/01/2013 to 12/31/2013                                 $10.50897         $9.80106           1,138
   01/01/2014 to 12/31/2014                                  $9.80106         $9.55012           1,619
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99741         $8.74958             513
   01/01/2012 to 12/31/2012                                  $8.74958         $9.41104           5,789
   01/01/2013 to 12/31/2013                                  $9.41104        $10.98916           7,843
   01/01/2014 to 12/31/2014                                 $10.98916        $11.23470          13,296
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99741        $10.30343           3,618
   01/01/2011 to 12/31/2011                                 $10.30343        $10.58626           2,172
   01/01/2012 to 12/31/2012                                 $10.58626        $11.06302           2,877
   01/01/2013 to 12/31/2013                                 $11.06302        $10.55999             548
   01/01/2014 to 12/31/2014                                 $10.55999        $10.96919          20,645
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.96994        $10.54128          36,580
   01/01/2011 to 12/31/2011                                 $10.54128        $10.04431          28,670
   01/01/2012 to 09/21/2012                                 $10.04431        $11.13215               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96784        $10.81229        2,034,566
   01/01/2011 to 12/31/2011                              $10.81229        $10.34079        3,415,308
   01/01/2012 to 12/31/2012                              $10.34079        $11.43628        5,002,430
   01/01/2013 to 12/31/2013                              $11.43628        $12.35682        5,015,947
   01/01/2014 to 12/31/2014                              $12.35682        $12.60414        4,155,539
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97853        $10.91830        1,747,701
   01/01/2011 to 12/31/2011                              $10.91830        $10.73950        2,675,653
   01/01/2012 to 12/31/2012                              $10.73950        $11.99147        4,705,236
   01/01/2013 to 12/31/2013                              $11.99147        $13.73227        5,447,529
   01/01/2014 to 12/31/2014                              $13.73227        $14.31600        4,947,999

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                               $10.00706        $10.81301           73,873
   01/01/2011 to 12/31/2011                               $10.81301        $11.00358           98,448
   01/01/2012 to 05/04/2012                               $11.00358        $11.95181                0
-----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                               $9.99855        $10.08662               96
   01/01/2014 to 12/31/2014                               $10.08662         $9.60035            2,902
-----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                               $9.99855        $11.62919                0
   01/01/2014 to 12/31/2014                               $11.62919        $12.93054                0
-----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                $9.98880        $10.77058        2,033,167
   01/01/2011 to 12/31/2011                               $10.77058        $10.45375        3,325,286
   01/01/2012 to 12/31/2012                               $10.45375        $11.55181        5,337,139
   01/01/2013 to 12/31/2013                               $11.55181        $13.35262        5,865,753
   01/01/2014 to 12/31/2014                               $13.35262        $13.97452        5,734,345
-----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                               $9.99855         $9.16071          544,211
   01/01/2012 to 12/31/2012                                $9.16071        $10.07084        1,471,054
   01/01/2013 to 12/31/2013                               $10.07084        $10.96850        1,685,323
   01/01/2014 to 12/31/2014                               $10.96850        $11.30407        1,543,963
-----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                               $9.99855        $10.49291           53,097
   01/01/2014 to 12/31/2014                               $10.49291        $10.67819           91,057
-----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                $9.97172        $10.57991           65,272
   01/01/2011 to 12/31/2011                               $10.57991         $9.78468           71,816
   01/01/2012 to 12/31/2012                                $9.78468        $10.88540          102,027
   01/01/2013 to 12/31/2013                               $10.88540        $14.05625          107,009
   01/01/2014 to 12/31/2014                               $14.05625        $15.22805           98,354
-----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                $9.97772        $10.85132        1,937,824
   01/01/2011 to 12/31/2011                               $10.85132        $10.40307        2,495,805
   01/01/2012 to 12/31/2012                               $10.40307        $11.62338        4,367,354
   01/01/2013 to 12/31/2013                               $11.62338        $14.01007        5,521,734
   01/01/2014 to 12/31/2014                               $14.01007        $14.72777        5,769,060
-----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                               $9.99855        $11.65291           57,545
   01/01/2014 to 12/31/2014                               $11.65291        $13.00714          104,813
-----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                $9.95994        $11.80558           89,137
   01/01/2011 to 12/31/2011                               $11.80558        $12.36368          137,541
   01/01/2012 to 12/31/2012                               $12.36368        $14.01142          281,001
   01/01/2013 to 12/31/2013                               $14.01142        $14.19752          289,721
   01/01/2014 to 12/31/2014                               $14.19752        $18.26133          266,736
-----------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                               $9.99855         $9.68265          209,196
   01/01/2014 to 12/31/2014                                $9.68265         $9.99867          102,187
-----------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                $9.97603        $11.03356        1,145,809
   01/01/2011 to 12/31/2011                               $11.03356        $10.67767        1,795,727
   01/01/2012 to 12/31/2012                               $10.67767        $11.60637        3,227,182
   01/01/2013 to 12/31/2013                               $11.60637        $13.08645        3,531,544
   01/01/2014 to 12/31/2014                               $13.08645        $13.26266        3,175,892

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99855        $10.89984          404,169
   01/01/2011 to 12/31/2011                                      $10.89984        $10.44463          784,875
   01/01/2012 to 12/31/2012                                      $10.44463        $11.66085        1,477,205
   01/01/2013 to 12/31/2013                                      $11.66085        $13.65927        1,895,424
   01/01/2014 to 12/31/2014                                      $13.65927        $14.18774        1,928,910
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99855        $10.74075        3,275,054
   01/01/2013 to 12/31/2013                                      $10.74075        $13.13530        3,423,636
   01/01/2014 to 12/31/2014                                      $13.13530        $13.31551        3,035,203
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99855        $10.80906          594,071
   01/01/2014 to 12/31/2014                                      $10.80906        $10.89171          820,481
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97022        $11.56479           36,396
   01/01/2011 to 12/31/2011                                      $11.56479        $10.79005           34,529
   01/01/2012 to 12/31/2012                                      $10.79005        $13.44257           91,175
   01/01/2013 to 12/31/2013                                      $13.44257        $13.78162          134,469
   01/01/2014 to 12/31/2014                                      $13.78162        $15.42574          117,877
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01855        $10.79913           35,823
   01/01/2011 to 12/31/2011                                      $10.79913        $10.19048           43,964
   01/01/2012 to 12/31/2012                                      $10.19048        $11.99072           94,771
   01/01/2013 to 12/31/2013                                      $11.99072        $15.28447          111,928
   01/01/2014 to 02/07/2014                                      $15.28447        $15.03485                0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99180        $10.78349           49,020
   01/01/2011 to 12/31/2011                                      $10.78349        $10.01031           53,065
   01/01/2012 to 12/31/2012                                      $10.01031        $11.76913           88,849
   01/01/2013 to 12/31/2013                                      $11.76913        $15.44191          112,297
   01/01/2014 to 12/31/2014                                      $15.44191        $17.16409          135,983
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01987        $11.43545          104,734
   01/01/2011 to 12/31/2011                                      $11.43545        $10.90107          140,337
   01/01/2012 to 12/31/2012                                      $10.90107        $12.81077          300,527
   01/01/2013 to 12/31/2013                                      $12.81077        $16.63853          284,382
   01/01/2014 to 12/31/2014                                      $16.63853        $18.23178          294,113
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98829        $10.72009          979,508
   01/01/2011 to 12/31/2011                                      $10.72009        $10.47940        1,929,435
   01/01/2012 to 12/31/2012                                      $10.47940        $11.33878        3,265,139
   01/01/2013 to 12/31/2013                                      $11.33878        $12.23442        3,000,048
   01/01/2014 to 12/31/2014                                      $12.23442        $12.50612        2,676,120
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.96518        $11.51063          119,251
   01/01/2011 to 12/31/2011                                      $11.51063        $11.45679          146,574
   01/01/2012 to 12/31/2012                                      $11.45679        $13.02209          257,157
   01/01/2013 to 12/31/2013                                      $13.02209        $17.76015          305,528
   01/01/2014 to 12/31/2014                                      $17.76015        $18.70544          266,535
------------------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.98616        $10.68707           44,748
   01/01/2011 to 12/31/2011                                      $10.68707        $10.44865          127,344
   01/01/2012 to 12/31/2012                                      $10.44865        $11.64133          234,459
   01/01/2013 to 12/31/2013                                      $11.64133        $15.39843          201,938
   01/01/2014 to 12/31/2014                                      $15.39843        $15.36465          209,870

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98452        $10.78171           196,903
   01/01/2011 to 12/31/2011                             $10.78171        $10.92947           365,275
   01/01/2012 to 12/31/2012                             $10.92947        $12.22775           719,768
   01/01/2013 to 12/31/2013                             $12.22775        $12.87634           587,567
   01/01/2014 to 12/31/2014                             $12.87634        $12.97458           434,396
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92938        $11.27694            65,902
   01/01/2011 to 12/31/2011                             $11.27694         $9.64782            66,069
   01/01/2012 to 12/31/2012                              $9.64782        $11.40938            95,929
   01/01/2013 to 12/31/2013                             $11.40938        $13.34589           109,928
   01/01/2014 to 12/31/2014                             $13.34589        $12.38793           150,198
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92925        $10.81483           135,925
   01/01/2011 to 12/31/2011                             $10.81483         $9.29226           116,371
   01/01/2012 to 12/31/2012                              $9.29226        $10.65209           214,100
   01/01/2013 to 12/31/2013                             $10.65209        $12.50310           189,237
   01/01/2014 to 12/31/2014                             $12.50310        $11.46080           192,067
---------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                             $10.00678        $10.61892             2,171
   01/01/2011 to 12/31/2011                             $10.61892        $11.73180        10,979,505
   01/01/2012 to 12/31/2012                             $11.73180        $12.60988         4,284,819
   01/01/2013 to 12/31/2013                             $12.60988        $11.99498         1,002,632
   01/01/2014 to 12/31/2014                             $11.99498        $12.57818         1,117,538
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97679        $10.89130           425,193
   01/01/2011 to 12/31/2011                             $10.89130        $10.64008         1,155,407
   01/01/2012 to 12/31/2012                             $10.64008        $11.87362         2,004,587
   01/01/2013 to 12/31/2013                             $11.87362        $13.56520         2,017,143
   01/01/2014 to 12/31/2014                             $13.56520        $14.17605         1,970,822
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92190        $10.57658           198,793
   01/01/2011 to 12/31/2011                             $10.57658         $9.44081           244,688
   01/01/2012 to 12/31/2012                              $9.44081        $11.30753           288,725
   01/01/2013 to 12/31/2013                             $11.30753        $12.81614           373,489
   01/01/2014 to 12/31/2014                             $12.81614        $11.79034           335,036
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99855        $10.60650         1,003,418
   01/01/2011 to 12/31/2011                             $10.60650        $10.44555         1,733,593
   01/01/2012 to 12/31/2012                             $10.44555        $11.36262         2,933,322
   01/01/2013 to 12/31/2013                             $11.36262        $12.39541         3,003,870
   01/01/2014 to 12/31/2014                             $12.39541        $12.84217         2,556,658
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97140        $10.79575            57,130
   01/01/2011 to 12/31/2011                             $10.79575        $10.67737            71,563
   01/01/2012 to 12/31/2012                             $10.67737        $12.08337           188,606
   01/01/2013 to 12/31/2013                             $12.08337        $16.20460           190,013
   01/01/2014 to 12/31/2014                             $16.20460        $17.43420           154,498
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99054        $10.63757            67,867
   01/01/2011 to 12/31/2011                             $10.63757        $10.01439           102,771
   01/01/2012 to 12/31/2012                             $10.01439        $11.50030           156,839
   01/01/2013 to 12/31/2013                             $11.50030        $15.80305           241,251
   01/01/2014 to 12/31/2014                             $15.80305        $17.66086           256,348
---------------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                             $9.99855         $9.94073                 0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99265        $11.32577         121,113
   01/01/2011 to 12/31/2011                              $11.32577        $11.02625         147,682
   01/01/2012 to 12/31/2012                              $11.02625        $12.16189         269,618
   01/01/2013 to 12/31/2013                              $12.16189        $16.32387         249,730
   01/01/2014 to 12/31/2014                              $16.32387        $17.73664         340,233
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98873        $10.84081         255,361
   01/01/2011 to 12/31/2011                              $10.84081        $11.73472         573,729
   01/01/2012 to 12/31/2012                              $11.73472        $12.21267         906,297
   01/01/2013 to 12/31/2013                              $12.21267        $11.75897         704,902
   01/01/2014 to 12/31/2014                              $11.75897        $12.29123         698,244
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98768        $10.91439         101,607
   01/01/2011 to 12/31/2011                              $10.91439        $10.38774         225,790
   01/01/2012 to 12/31/2012                              $10.38774        $12.56100         234,961
   01/01/2013 to 12/31/2013                              $12.56100        $15.75160         317,306
   01/01/2014 to 12/31/2014                              $15.75160        $16.03772         370,332
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99855        $10.88984          53,154
   01/01/2011 to 12/31/2011                              $10.88984        $10.63594          55,618
   01/01/2012 to 12/31/2012                              $10.63594        $12.23483          84,448
   01/01/2013 to 12/31/2013                              $12.23483        $16.43313         105,863
   01/01/2014 to 12/31/2014                              $16.43313        $17.55182          69,546
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99855        $10.19294             213
   01/01/2013 to 12/31/2013                              $10.19294        $13.47007          13,015
   01/01/2014 to 12/31/2014                              $13.47007        $14.58654          27,006
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98881        $11.52183          54,932
   01/01/2011 to 12/31/2011                              $11.52183        $10.92973          53,639
   01/01/2012 to 12/31/2012                              $10.92973        $12.71518         127,486
   01/01/2013 to 12/31/2013                              $12.71518        $16.54223         123,370
   01/01/2014 to 12/31/2014                              $16.54223        $18.68576         114,312
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99855         $9.86040         369,181
   01/01/2011 to 12/31/2011                               $9.86040         $9.69018         918,392
   01/01/2012 to 12/31/2012                               $9.69018         $9.52120         706,438
   01/01/2013 to 12/31/2013                               $9.52120         $9.35451         710,055
   01/01/2014 to 12/31/2014                               $9.35451         $9.19061         623,815
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99110        $11.25415         151,934
   01/01/2011 to 12/31/2011                              $11.25415        $10.78277         178,543
   01/01/2012 to 12/31/2012                              $10.78277        $12.40835         301,342
   01/01/2013 to 12/31/2013                              $12.40835        $17.31263         373,480
   01/01/2014 to 12/31/2014                              $17.31263        $19.43362         349,795
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02846        $10.06897          18,438
   01/01/2012 to 12/31/2012                              $10.06897        $10.37450         147,910
   01/01/2013 to 12/31/2013                              $10.37450         $9.90413         102,022
   01/01/2014 to 12/31/2014                               $9.90413        $10.23216         124,739
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95884        $11.94484          41,457
   01/01/2011 to 12/31/2011                              $11.94484        $11.93405          76,213
   01/01/2012 to 12/31/2012                              $11.93405        $13.17681         147,797
   01/01/2013 to 12/31/2013                              $13.17681        $17.16823         179,442
   01/01/2014 to 12/31/2014                              $17.16823        $18.20697         140,531

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                             $9.97297        $11.44748            45,591
   01/01/2011 to 04/29/2011                            $11.44748        $12.83593                 0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99855        $10.31667           322,327
   01/01/2013 to 12/31/2013                            $10.31667        $12.05335           537,107
   01/01/2014 to 12/31/2014                            $12.05335        $12.45104           515,309
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93903        $11.69549           269,663
   01/01/2011 to 12/31/2011                            $11.69549         $9.16163           250,430
   01/01/2012 to 12/31/2012                             $9.16163        $10.61502           384,454
   01/01/2013 to 12/31/2013                            $10.61502        $10.45258           397,836
   01/01/2014 to 12/31/2014                            $10.45258         $9.78876           383,187
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00797        $10.09850           364,406
   01/01/2011 to 12/31/2011                            $10.09850        $10.14512         1,041,349
   01/01/2012 to 12/31/2012                            $10.14512        $10.43537           963,105
   01/01/2013 to 12/31/2013                            $10.43537        $10.02994           647,894
   01/01/2014 to 12/31/2014                            $10.02994         $9.84500           426,132
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00690        $10.37151         2,514,210
   01/01/2011 to 12/31/2011                            $10.37151        $10.51419         3,476,727
   01/01/2012 to 12/31/2012                            $10.51419        $11.29299         5,390,801
   01/01/2013 to 12/31/2013                            $11.29299        $10.89150         4,324,293
   01/01/2014 to 12/31/2014                            $10.89150        $11.15372         3,570,321
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98952        $10.61539         3,744,436
   01/01/2011 to 12/31/2011                            $10.61539        $10.53375         6,646,084
   01/01/2012 to 12/31/2012                            $10.53375        $11.42278        10,339,462
   01/01/2013 to 12/31/2013                            $11.42278        $12.25678        10,110,565
   01/01/2014 to 12/31/2014                            $12.25678        $12.73782         8,786,584
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01847        $10.06887           100,212
   01/01/2012 to 12/31/2012                            $10.06887        $10.59579           208,633
   01/01/2013 to 12/31/2013                            $10.59579        $10.16961           176,812
   01/01/2014 to 12/31/2014                            $10.16961        $10.59719           274,538
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96354        $11.52850         1,209,612
   01/01/2011 to 12/31/2011                            $11.52850        $10.62310         1,717,920
   01/01/2012 to 12/31/2012                            $10.62310        $11.78553         3,204,690
   01/01/2013 to 12/31/2013                            $11.78553        $13.55074         3,516,014
   01/01/2014 to 12/31/2014                            $13.55074        $14.53817         3,554,657
--------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99855         $9.59411               397
   01/01/2014 to 12/31/2014                             $9.59411         $9.19385                 0
--------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99855        $11.66876                 0
   01/01/2014 to 12/31/2014                            $11.66876        $13.21199             2,281
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99855        $10.90996            60,019
   01/01/2011 to 12/31/2011                            $10.90996        $11.08995            49,984
   01/01/2012 to 12/31/2012                            $11.08995        $12.94442           121,310
   01/01/2013 to 12/31/2013                            $12.94442        $16.84217           124,656
   01/01/2014 to 12/31/2014                            $16.84217        $19.39582           145,116
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99855         $8.89388            81,397
   01/01/2012 to 12/31/2012                             $8.89388         $9.88784           225,311
   01/01/2013 to 12/31/2013                             $9.88784        $11.89068           251,674
   01/01/2014 to 12/31/2014                            $11.89068        $12.44210           226,973

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98761        $10.80442        1,168,843
   01/01/2011 to 12/31/2011                                $10.80442        $10.42280        2,001,044
   01/01/2012 to 12/31/2012                                $10.42280        $11.29307        3,506,904
   01/01/2013 to 12/31/2013                                $11.29307        $12.47561        3,726,844
   01/01/2014 to 12/31/2014                                $12.47561        $12.88732        3,338,252
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97780        $10.99214          734,415
   01/01/2011 to 12/31/2011                                $10.99214        $10.54213        1,327,653
   01/01/2012 to 12/31/2012                                $10.54213        $12.00445        2,618,659
   01/01/2013 to 12/31/2013                                $12.00445        $13.92450        3,020,370
   01/01/2014 to 12/31/2014                                $13.92450        $14.42400        2,902,999
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98243        $10.78348        1,562,729
   01/01/2011 to 12/31/2011                                $10.78348        $10.23692        2,664,320
   01/01/2012 to 12/31/2012                                $10.23692        $11.17775        3,603,843
   01/01/2013 to 12/31/2013                                $11.17775        $12.56362        3,351,090
   01/01/2014 to 12/31/2014                                $12.56362        $12.71850        2,844,721
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97188        $12.17884           50,866
   01/01/2011 to 12/31/2011                                $12.17884        $10.39703           84,930
   01/01/2012 to 12/31/2012                                $10.39703        $12.26529          145,448
   01/01/2013 to 12/31/2013                                $12.26529        $16.96880          140,258
   01/01/2014 to 12/31/2014                                $16.96880        $17.49567          153,150
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96093        $12.63958           70,518
   01/01/2011 to 12/31/2011                                $12.63958        $12.29711          148,712
   01/01/2012 to 12/31/2012                                $12.29711        $13.55270          133,514
   01/01/2013 to 12/31/2013                                $13.55270        $17.99922          165,117
   01/01/2014 to 12/31/2014                                $17.99922        $18.35966          145,310
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96436        $11.48713           63,043
   01/01/2011 to 12/31/2011                                $11.48713        $10.61184           70,466
   01/01/2012 to 12/31/2012                                $10.61184        $12.31926           97,146
   01/01/2013 to 12/31/2013                                $12.31926        $16.63069          100,378
   01/01/2014 to 12/31/2014                                $16.63069        $17.20048          119,389
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99224        $10.71167        2,123,199
   01/01/2011 to 12/31/2011                                $10.71167        $10.73326        3,748,039
   01/01/2012 to 12/31/2012                                $10.73326        $11.96839        7,227,720
   01/01/2013 to 12/31/2013                                $11.96839        $13.73841        8,349,846
   01/01/2014 to 12/31/2014                                $13.73841        $14.29175        8,077,357
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98589        $10.55674           81,656
   01/01/2011 to 12/31/2011                                $10.55674        $10.20221           75,734
   01/01/2012 to 12/31/2012                                $10.20221        $11.75254          172,832
   01/01/2013 to 12/31/2013                                $11.75254        $14.97466          310,023
   01/01/2014 to 12/31/2014                                $14.97466        $15.81124          262,996
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                                $9.99855        $10.50266                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97113        $11.15658          153,892
   01/01/2011 to 12/31/2011                                $11.15658        $10.77586          244,099
   01/01/2012 to 12/31/2012                                $10.77586        $12.44852          496,155
   01/01/2013 to 12/31/2013                                $12.44852        $17.61549          551,490
   01/01/2014 to 12/31/2014                                $17.61549        $18.75163          575,574

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85980        $11.49684          233,930
   01/01/2011 to 12/31/2011                                 $11.49684         $9.61076          389,530
   01/01/2012 to 12/31/2012                                  $9.61076         $9.78378          611,075
   01/01/2013 to 12/31/2013                                  $9.78378        $11.09103          495,845
   01/01/2014 to 12/31/2014                                 $11.09103         $9.98573          425,430
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.98023        $10.32968          130,433
   01/01/2011 to 12/31/2011                                 $10.32968        $10.56776          306,148
   01/01/2012 to 12/31/2012                                 $10.56776        $10.92516          418,349
   01/01/2013 to 12/31/2013                                 $10.92516        $10.33107          391,625
   01/01/2014 to 12/31/2014                                 $10.33107        $10.20677          339,827
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99855         $8.83142          276,533
   01/01/2012 to 12/31/2012                                  $8.83142         $9.63179          899,614
   01/01/2013 to 12/31/2013                                  $9.63179        $11.40350        2,311,361
   01/01/2014 to 12/31/2014                                 $11.40350        $11.82063        2,509,620
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99855        $10.41878          388,377
   01/01/2011 to 12/31/2011                                 $10.41878        $10.85342          775,193
   01/01/2012 to 12/31/2012                                 $10.85342        $11.50067          994,599
   01/01/2013 to 12/31/2013                                 $11.50067        $11.13076          925,345
   01/01/2014 to 12/31/2014                                 $11.13076        $11.72299          838,381
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99855        $10.38171            1,809
   01/01/2013 to 12/31/2013                                 $10.38171         $9.37029           13,774
   01/01/2014 to 12/31/2014                                  $9.37029         $9.33099           11,977
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97108        $10.65939        1,234,022
   01/01/2011 to 12/31/2011                                 $10.65939        $10.29816        1,818,753
   01/01/2012 to 09/21/2012                                 $10.29816        $11.52878                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                          Pruco Life Insurance Company
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV
                            and GRO Plus II (3.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96666        $10.68813          25,772
   01/01/2011 to 12/31/2011                              $10.68813        $10.07677          12,480
   01/01/2012 to 12/31/2012                              $10.07677        $10.98518           9,731
   01/01/2013 to 12/31/2013                              $10.98518        $11.70040           3,764
   01/01/2014 to 12/31/2014                              $11.70040        $11.76455           3,411
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97735        $10.79288           4,329
   01/01/2011 to 12/31/2011                              $10.79288        $10.46517           1,686
   01/01/2012 to 12/31/2012                              $10.46517        $11.51831           1,586
   01/01/2013 to 12/31/2013                              $11.51831        $13.00256           2,119
   01/01/2014 to 12/31/2014                              $13.00256        $13.36218           2,045

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                          $10.00588        $10.68884             509
   01/01/2011 to 12/31/2011                          $10.68884        $10.72234             283
   01/01/2012 to 05/04/2012                          $10.72234        $11.58903               0
------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                           $9.98762        $10.64688               0
   01/01/2011 to 12/31/2011                          $10.64688        $10.18677               0
   01/01/2012 to 12/31/2012                          $10.18677        $11.09597               0
   01/01/2013 to 12/31/2013                          $11.09597        $12.64305             493
   01/01/2014 to 12/31/2014                          $12.64305        $13.04341               0
------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                          $9.99737         $9.07275               0
   01/01/2012 to 12/31/2012                           $9.07275         $9.83171               0
   01/01/2013 to 12/31/2013                           $9.83171        $10.55561               0
   01/01/2014 to 12/31/2014                          $10.55561        $10.72350               0
------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                          $9.99737        $10.39072           1,559
   01/01/2014 to 12/31/2014                          $10.39072        $10.42357               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                           $9.99737        $10.48198               0
   01/01/2011 to 12/31/2011                          $10.48198        $11.31079          22,632
   01/01/2012 to 12/31/2012                          $11.31079        $11.51468          28,134
   01/01/2013 to 12/31/2013                          $11.51468        $10.92250          30,883
   01/01/2014 to 12/31/2014                          $10.92250        $10.72957          15,283
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                          $10.00607        $10.52439               0
   01/01/2011 to 12/31/2011                          $10.52439        $11.57785          81,083
   01/01/2012 to 12/31/2012                          $11.57785        $11.85343          86,217
   01/01/2013 to 12/31/2013                          $11.85343        $11.11922          16,991
   01/01/2014 to 12/31/2014                          $11.11922        $11.05559          14,402
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                           $9.99737        $10.52727               0
   01/01/2011 to 12/31/2011                          $10.52727        $11.82506               0
   01/01/2012 to 12/31/2012                          $11.82506        $12.12285               0
   01/01/2013 to 12/31/2013                          $12.12285        $11.17367               0
   01/01/2014 to 12/31/2014                          $11.17367        $11.28314               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                          $10.00819        $10.55776               0
   01/01/2011 to 12/31/2011                          $10.55776        $12.13573               0
   01/01/2012 to 12/31/2012                          $12.13573        $12.49550               0
   01/01/2013 to 12/31/2013                          $12.49550        $11.31330           9,397
   01/01/2014 to 12/31/2014                          $11.31330        $11.63180           4,869
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                          $10.00713        $10.65842               0
   01/01/2011 to 12/31/2011                          $10.65842        $12.41931          11,924
   01/01/2012 to 12/31/2012                          $12.41931        $12.84452          16,207
   01/01/2013 to 12/31/2013                          $12.84452        $11.56894          15,170
   01/01/2014 to 12/31/2014                          $11.56894        $12.06517          41,437
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                          $9.99737        $11.85586           7,595
   01/01/2012 to 12/31/2012                          $11.85586        $12.15317          12,812
   01/01/2013 to 12/31/2013                          $12.15317        $10.62314               0
   01/01/2014 to 12/31/2014                          $10.62314        $11.35541               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                          $9.99650        $10.25578               0
   01/01/2013 to 12/31/2013                          $10.25578         $8.91959          10,656
   01/01/2014 to 12/31/2014                           $8.91959         $9.72877           5,661

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                                      $9.99825         $8.62908               0
   01/01/2014 to 12/31/2014                                       $8.62908         $9.57675               0
------------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                                      $9.99825        $11.14753               0
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97054        $10.45834               0
   01/01/2011 to 12/31/2011                                      $10.45834         $9.53461               0
   01/01/2012 to 12/31/2012                                       $9.53461        $10.45568               0
   01/01/2013 to 12/31/2013                                      $10.45568        $13.30928               0
   01/01/2014 to 12/31/2014                                      $13.30928        $14.21328               0
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97654        $10.72680          27,750
   01/01/2011 to 12/31/2011                                      $10.72680        $10.13738          18,154
   01/01/2012 to 12/31/2012                                      $10.13738        $11.16475           9,229
   01/01/2013 to 12/31/2013                                      $11.16475        $13.26563          30,882
   01/01/2014 to 12/31/2014                                      $13.26563        $13.74641          16,527
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99737        $11.51098               0
   01/01/2014 to 12/31/2014                                      $11.51098        $12.66567               0
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95876        $11.67022               0
   01/01/2011 to 12/31/2011                                      $11.67022        $12.04822               0
   01/01/2012 to 12/31/2012                                      $12.04822        $13.45895               0
   01/01/2013 to 12/31/2013                                      $13.45895        $13.44334               0
   01/01/2014 to 12/31/2014                                      $13.44334        $17.04517               0
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99737         $9.58831             469
   01/01/2014 to 12/31/2014                                       $9.58831         $9.76016               0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97485        $10.90682          24,028
   01/01/2011 to 12/31/2011                                      $10.90682        $10.40498           9,697
   01/01/2012 to 12/31/2012                                      $10.40498        $11.14830           5,678
   01/01/2013 to 12/31/2013                                      $11.14830        $12.39086           2,534
   01/01/2014 to 12/31/2014                                      $12.39086        $12.37866           2,247
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99737        $10.77453               0
   01/01/2011 to 12/31/2011                                      $10.77453        $10.17772               0
   01/01/2012 to 12/31/2012                                      $10.17772        $11.20063               0
   01/01/2013 to 12/31/2013                                      $11.20063        $12.93332               0
   01/01/2014 to 12/31/2014                                      $12.93332        $13.24226             282
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99738        $10.63688           2,210
   01/01/2013 to 12/31/2013                                      $10.63688        $12.82308             956
   01/01/2014 to 12/31/2014                                      $12.82308        $12.81375             760
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99737        $10.70390               0
   01/01/2014 to 12/31/2014                                      $10.70390        $10.63198               0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96904        $11.43200               0
   01/01/2011 to 12/31/2011                                      $11.43200        $10.51446               0
   01/01/2012 to 12/31/2012                                      $10.51446        $12.91218               0
   01/01/2013 to 12/31/2013                                      $12.91218        $13.04918               0
   01/01/2014 to 12/31/2014                                      $13.04918        $14.39780               0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01737        $10.67505              0
   01/01/2011 to 12/31/2011                           $10.67505         $9.93022              0
   01/01/2012 to 12/31/2012                            $9.93022        $11.51770              0
   01/01/2013 to 12/31/2013                           $11.51770        $14.47250              0
   01/01/2014 to 02/07/2014                           $14.47250        $14.21481              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.99062        $10.65958              0
   01/01/2011 to 12/31/2011                           $10.65958         $9.75450              0
   01/01/2012 to 12/31/2012                            $9.75450        $11.30461              0
   01/01/2013 to 12/31/2013                           $11.30461        $14.62107              0
   01/01/2014 to 12/31/2014                           $14.62107        $16.02012              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01869        $11.30416              0
   01/01/2011 to 12/31/2011                           $11.30416        $10.62257              0
   01/01/2012 to 12/31/2012                           $10.62257        $12.30522              0
   01/01/2013 to 12/31/2013                           $12.30522        $15.75435              0
   01/01/2014 to 12/31/2014                           $15.75435        $17.01694              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                            $9.98711        $10.59691          2,695
   01/01/2011 to 12/31/2011                           $10.59691        $10.21172          1,268
   01/01/2012 to 12/31/2012                           $10.21172        $10.89125            777
   01/01/2013 to 12/31/2013                           $10.89125        $11.58416            251
   01/01/2014 to 12/31/2014                           $11.58416        $11.67265            263
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.96400        $11.37837            376
   01/01/2011 to 12/31/2011                           $11.37837        $11.16407            209
   01/01/2012 to 12/31/2012                           $11.16407        $12.50818            153
   01/01/2013 to 12/31/2013                           $12.50818        $16.81634             20
   01/01/2014 to 12/31/2014                           $16.81634        $17.45893             72
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.98498        $10.56426              0
   01/01/2011 to 12/31/2011                           $10.56426        $10.18166              0
   01/01/2012 to 12/31/2012                           $10.18166        $11.18177              0
   01/01/2013 to 12/31/2013                           $11.18177        $14.57981              0
   01/01/2014 to 12/31/2014                           $14.57981        $14.34034              0
-------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                            $9.98334        $10.65785              0
   01/01/2011 to 12/31/2011                           $10.65785        $10.65035              0
   01/01/2012 to 12/31/2012                           $10.65035        $11.74530              0
   01/01/2013 to 12/31/2013                           $11.74530        $12.19214              0
   01/01/2014 to 12/31/2014                           $12.19214        $12.11018              0
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                            $9.92820        $11.14735              0
   01/01/2011 to 12/31/2011                           $11.14735         $9.40131              0
   01/01/2012 to 12/31/2012                            $9.40131        $10.95911              0
   01/01/2013 to 12/31/2013                           $10.95911        $12.63676              0
   01/01/2014 to 12/31/2014                           $12.63676        $11.56240              0
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                            $9.92807        $10.69064              0
   01/01/2011 to 12/31/2011                           $10.69064         $9.05485              0
   01/01/2012 to 12/31/2012                            $9.05485        $10.23161              0
   01/01/2013 to 12/31/2013                           $10.23161        $11.83862              0
   01/01/2014 to 12/31/2014                           $11.83862        $10.69691              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97561        $10.76623               0
   01/01/2011 to 12/31/2011                             $10.76623        $10.36828               0
   01/01/2012 to 12/31/2012                             $10.36828        $11.40513               0
   01/01/2013 to 12/31/2013                             $11.40513        $12.84435               0
   01/01/2014 to 12/31/2014                             $12.84435        $13.23152             282
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92072        $10.45502               0
   01/01/2011 to 12/31/2011                             $10.45502         $9.19945               0
   01/01/2012 to 12/31/2012                              $9.19945        $10.86116               0
   01/01/2013 to 12/31/2013                             $10.86116        $12.13498               0
   01/01/2014 to 12/31/2014                             $12.13498        $11.00451               0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99737        $10.48468          11,371
   01/01/2011 to 12/31/2011                             $10.48468        $10.17871           4,894
   01/01/2012 to 12/31/2012                             $10.17871        $10.91416           4,562
   01/01/2013 to 12/31/2013                             $10.91416        $11.73675             991
   01/01/2014 to 12/31/2014                             $11.73675        $11.98646             132
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97022        $10.67165               0
   01/01/2011 to 12/31/2011                             $10.67165        $10.40451               0
   01/01/2012 to 12/31/2012                             $10.40451        $11.60652               0
   01/01/2013 to 12/31/2013                             $11.60652        $15.34338               0
   01/01/2014 to 12/31/2014                             $15.34338        $16.27245               0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98936        $10.51537               0
   01/01/2011 to 12/31/2011                             $10.51537         $9.75858               0
   01/01/2012 to 12/31/2012                              $9.75858        $11.04666               0
   01/01/2013 to 12/31/2013                             $11.04666        $14.96355               0
   01/01/2014 to 12/31/2014                             $14.96355        $16.48441               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99147        $11.19566               0
   01/01/2011 to 12/31/2011                             $11.19566        $10.74445             353
   01/01/2012 to 12/31/2012                             $10.74445        $11.68176               0
   01/01/2013 to 12/31/2013                             $11.68176        $15.45619               0
   01/01/2014 to 12/31/2014                             $15.45619        $16.55452               0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98755        $10.71635               0
   01/01/2011 to 12/31/2011                             $10.71635        $11.43521               0
   01/01/2012 to 12/31/2012                             $11.43521        $11.73106               0
   01/01/2013 to 12/31/2013                             $11.73106        $11.13423               0
   01/01/2014 to 12/31/2014                             $11.13423        $11.47248               0
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98650        $10.78896             991
   01/01/2011 to 12/31/2011                             $10.78896        $10.12224             580
   01/01/2012 to 12/31/2012                             $10.12224        $12.06520             432
   01/01/2013 to 12/31/2013                             $12.06520        $14.91450              59
   01/01/2014 to 12/31/2014                             $14.91450        $14.96908             224
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99737        $10.76474               0
   01/01/2011 to 12/31/2011                             $10.76474        $10.36420               0
   01/01/2012 to 12/31/2012                             $10.36420        $11.75204               0
   01/01/2013 to 12/31/2013                             $11.75204        $15.55998               0
   01/01/2014 to 12/31/2014                             $15.55998        $16.38243               0
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99738        $10.13876               0
   01/01/2013 to 12/31/2013                             $10.13876        $13.20767               0
   01/01/2014 to 12/31/2014                             $13.20767        $14.09866               0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98763        $11.38945              0
   01/01/2011 to 12/31/2011                              $11.38945        $10.65051              0
   01/01/2012 to 12/31/2012                              $10.65051        $12.21345              0
   01/01/2013 to 12/31/2013                              $12.21345        $15.66336              0
   01/01/2014 to 12/31/2014                              $15.66336        $17.44083              0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99738         $9.74705            131
   01/01/2011 to 12/31/2011                               $9.74705         $9.44271             80
   01/01/2012 to 12/31/2012                               $9.44271         $9.14536             67
   01/01/2013 to 12/31/2013                               $9.14536         $8.85729             12
   01/01/2014 to 12/31/2014                               $8.85729         $8.57829             48
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98992        $11.12480            500
   01/01/2011 to 12/31/2011                              $11.12480        $10.50718            288
   01/01/2012 to 12/31/2012                              $10.50718        $11.91859            214
   01/01/2013 to 12/31/2013                              $11.91859        $16.39249             27
   01/01/2014 to 12/31/2014                              $16.39249        $18.13850             95
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02728        $10.04409              0
   01/01/2012 to 12/31/2012                              $10.04409        $10.20108              0
   01/01/2013 to 12/31/2013                              $10.20108         $9.59992              0
   01/01/2014 to 12/31/2014                               $9.59992         $9.77638              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95766        $11.80765              0
   01/01/2011 to 12/31/2011                              $11.80765        $11.62918              0
   01/01/2012 to 12/31/2012                              $11.62918        $12.65678              0
   01/01/2013 to 12/31/2013                              $12.65678        $16.25578              0
   01/01/2014 to 12/31/2014                              $16.25578        $16.99356              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97179        $11.31606              0
   01/01/2011 to 04/29/2011                              $11.31606        $12.62932              0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99738        $10.21676            246
   01/01/2013 to 12/31/2013                              $10.21676        $11.76661             37
   01/01/2014 to 12/31/2014                              $11.76661        $11.98155            138
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93785        $11.56130            340
   01/01/2011 to 12/31/2011                              $11.56130         $8.92749            235
   01/01/2012 to 12/31/2012                               $8.92749        $10.19595            190
   01/01/2013 to 12/31/2013                              $10.19595         $9.89682             32
   01/01/2014 to 12/31/2014                               $9.89682         $9.13606            124
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00679         $9.98227          2,155
   01/01/2011 to 12/31/2011                               $9.98227         $9.88577          1,471
   01/01/2012 to 12/31/2012                               $9.88577        $10.02316          1,045
   01/01/2013 to 12/31/2013                              $10.02316         $9.49640            188
   01/01/2014 to 12/31/2014                               $9.49640         $9.18823            750
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00572        $10.25235          2,432
   01/01/2011 to 12/31/2011                              $10.25235        $10.24571          1,698
   01/01/2012 to 12/31/2012                              $10.24571        $10.84736          1,140
   01/01/2013 to 12/31/2013                              $10.84736        $10.31254            203
   01/01/2014 to 12/31/2014                              $10.31254        $10.41028            786

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.98834        $10.49355          13,064
   01/01/2011 to 12/31/2011                                $10.49355        $10.26483           6,907
   01/01/2012 to 12/31/2012                                $10.26483        $10.97220           6,482
   01/01/2013 to 12/31/2013                                $10.97220        $11.60552           1,325
   01/01/2014 to 12/31/2014                                $11.60552        $11.88912             277
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01729        $10.04397               0
   01/01/2012 to 12/31/2012                                $10.04397        $10.41863               0
   01/01/2013 to 12/31/2013                                $10.41863         $9.85712               0
   01/01/2014 to 12/31/2014                                 $9.85712        $10.12523               0
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96236        $11.39622          16,090
   01/01/2011 to 12/31/2011                                $11.39622        $10.35183          13,018
   01/01/2012 to 12/31/2012                                $10.35183        $11.32062           6,201
   01/01/2013 to 12/31/2013                                $11.32062        $12.83083          31,265
   01/01/2014 to 12/31/2014                                $12.83083        $13.56962          16,965
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99737        $10.78463               0
   01/01/2011 to 12/31/2011                                $10.78463        $10.80665               0
   01/01/2012 to 12/31/2012                                $10.80665        $12.43379               0
   01/01/2013 to 12/31/2013                                $12.43379        $15.94737               0
   01/01/2014 to 12/31/2014                                $15.94737        $18.10374               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99737         $8.80844               0
   01/01/2012 to 12/31/2012                                 $8.80844         $9.65293               0
   01/01/2013 to 12/31/2013                                 $9.65293        $11.44298               0
   01/01/2014 to 12/31/2014                                $11.44298        $11.80295               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98643        $10.68027           1,516
   01/01/2011 to 12/31/2011                                $10.68027        $10.15662           5,998
   01/01/2012 to 12/31/2012                                $10.15662        $10.84748           3,274
   01/01/2013 to 12/31/2013                                $10.84748        $11.81274           1,056
   01/01/2014 to 12/31/2014                                $11.81274        $12.02867           1,019
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97662        $10.86594               0
   01/01/2011 to 12/31/2011                                $10.86594        $10.27282               0
   01/01/2012 to 12/31/2012                                $10.27282        $11.53082               0
   01/01/2013 to 12/31/2013                                $11.53082        $13.18464               0
   01/01/2014 to 12/31/2014                                $13.18464        $13.46300             344
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98125        $10.65964           4,647
   01/01/2011 to 12/31/2011                                $10.65964         $9.97537           4,121
   01/01/2012 to 12/31/2012                                 $9.97537        $10.73660           2,079
   01/01/2013 to 12/31/2013                                $10.73660        $11.89590             268
   01/01/2014 to 12/31/2014                                $11.89590        $11.87099             263
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97070        $12.03897               0
   01/01/2011 to 12/31/2011                                $12.03897        $10.13136               0
   01/01/2012 to 12/31/2012                                $10.13136        $11.78127               0
   01/01/2013 to 12/31/2013                                $11.78127        $16.06720               0
   01/01/2014 to 12/31/2014                                $16.06720        $16.32992               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.95975        $12.49444               0
   01/01/2011 to 12/31/2011                                $12.49444        $11.98301               0
   01/01/2012 to 12/31/2012                                $11.98301        $13.01781               0
   01/01/2013 to 12/31/2013                                $13.01781        $17.04271               0
   01/01/2014 to 12/31/2014                                $17.04271        $17.13614               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                  $9.96318        $11.35515              0
   01/01/2011 to 12/31/2011                                 $11.35515        $10.34059              0
   01/01/2012 to 12/31/2012                                 $10.34059        $11.83297              0
   01/01/2013 to 12/31/2013                                 $11.83297        $15.74681              0
   01/01/2014 to 12/31/2014                                 $15.74681        $16.05425              0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                  $9.99106        $10.58861          7,496
   01/01/2011 to 12/31/2011                                 $10.58861        $10.45913          3,445
   01/01/2012 to 12/31/2012                                 $10.45913        $11.49622          3,182
   01/01/2013 to 12/31/2013                                 $11.49622        $13.00841          4,892
   01/01/2014 to 12/31/2014                                 $13.00841        $13.33947          3,589
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                  $9.98471        $10.43543              0
   01/01/2011 to 12/31/2011                                 $10.43543         $9.94161              0
   01/01/2012 to 12/31/2012                                  $9.94161        $11.28884              0
   01/01/2013 to 12/31/2013                                 $11.28884        $14.17896              0
   01/01/2014 to 12/31/2014                                 $14.17896        $14.75780              0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.96995        $11.02841            491
   01/01/2011 to 12/31/2011                                 $11.02841        $10.50050            279
   01/01/2012 to 12/31/2012                                 $10.50050        $11.95726            213
   01/01/2013 to 12/31/2013                                 $11.95726        $16.67945             26
   01/01/2014 to 12/31/2014                                 $16.67945        $17.50218             95
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85862        $11.36484            255
   01/01/2011 to 12/31/2011                                 $11.36484         $9.36523            153
   01/01/2012 to 12/31/2012                                  $9.36523         $9.39764            132
   01/01/2013 to 12/31/2013                                  $9.39764        $10.50156             21
   01/01/2014 to 12/31/2014                                 $10.50156         $9.32020             81
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97905        $10.21091            974
   01/01/2011 to 12/31/2011                                 $10.21091        $10.29784            580
   01/01/2012 to 12/31/2012                                 $10.29784        $10.49398            468
   01/01/2013 to 12/31/2013                                 $10.49398         $9.78192             87
   01/01/2014 to 12/31/2014                                  $9.78192         $9.52645            335
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99737         $8.74653              0
   01/01/2012 to 12/31/2012                                  $8.74653         $9.40289              0
   01/01/2013 to 12/31/2013                                  $9.40289        $10.97393              0
   01/01/2014 to 12/31/2014                                 $10.97393        $11.21329            253
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99737        $10.29910          1,222
   01/01/2011 to 12/31/2011                                 $10.29910        $10.57630            771
   01/01/2012 to 12/31/2012                                 $10.57630        $11.04691            557
   01/01/2013 to 12/31/2013                                 $11.04691        $10.53917             99
   01/01/2014 to 12/31/2014                                 $10.53917        $10.94180            374
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.96990        $10.53697          2,458
   01/01/2011 to 12/31/2011                                 $10.53697        $10.03503          3,725
   01/01/2012 to 09/21/2012                                 $10.03503        $11.11771              0



 *  Denotes the start date of these sub-accounts

APPENDIX B - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction  Special Provisions
------------  ----------------------------------------------------------------------
California    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income
              Accelerator is not available. Highest Daily Lifetime Income 2.0 with
              Lifetime Income Accelerator is not available. Medically-Related
              Surrender is not available. For the California annuity forms,
              "contingent deferred sales charges" are referred to as "surrender charges".

Connecticut   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income
              Accelerator is not available. Highest Daily Lifetime Income 2.0 with
              Lifetime Income Accelerator is not available. Different CDSC schedule for X Series. No recapture of Purchase Credits upon death. For
              Annuities purchased on or after August 20, 2012, the Liquidity Factor used in the MVA and DCA formulas equals zero (0).
              The CDSC Schedule for X Series Annuities in Connecticut is as follows:

                                                      Percentage Applied
                                                       Against Purchase
                                                        Payment being
       Age of Purchase Payment being Withdrawn            Withdrawn
       ---------------------------------------        ------------------
       Less than one year old                               9.0 %
       1 year old or older, but not yet 2 years old         8.50%
       2 years old or older, but not yet 3 years old        8.0 %
       3 years old or older, but not yet 4 years old        8.0 %
       4 years old or older, but not yet 5 years old        7.75%
       5 years old or older, but not yet 6 years old        7.75%
       6 years old or older, but not yet 7 years old        5.0 %
       7 years old or older, but not yet 8 years old        4.0 %
       8 years old or older, but not yet 9 years old        2.5 %
       9 or more years old                                  0.0 %

Florida        One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the
               Contingent Deferred Sales Charge exceed 10% in accordance with
               Florida law.
Illinois       6 and 12 Month DCA Options are not available. Market Value Adjustment
               Options are not available.

Iowa           6 and 12 Month DCA Options are not available. Market Value Adjustment
               Options are not available.

Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana        The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.

Oregon         6 and 12 Month DCA Options are not available. Market Value Adjustment
               Options are not available.

South Dakota   Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.

Texas          No MVA Options are available under the X Series Annuity. The
               Beneficiary Annuity is not available.

Virginia       Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.

Washington     Combination 5% Roll-up and Highest Anniversary Value Death Benefit is
               not available. Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available. Highest Daily Lifetime Income with
               Lifetime Income Accelerator is not available. Highest Daily Lifetime
               Income 2.0 with Lifetime Income Accelerator is not available.

   APPENDIX C - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, HIGHEST DAILY
     LIFETIME 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT - NO LONGER AVAILABLE
                               FOR NEW ELECTIONS

        These benefits were offered March 15, 2010 to January 23, 2011.

Except for Annuities that were issued in Oregon, effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

Highest Daily Lifetime/SM/ 6 Plus Income Benefit (HD 6 Plus)/SM/ is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.

If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20th benefit anniversary, your Periodic Value on the 10/th/ or 20/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% (on the 10th anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% (on the 10th anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10/th/ benefit anniversary, your Protected Withdrawal Value on the 10/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ benefit anniversary, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under Highest Daily Lifetime 6 Plus

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2010

..   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59/ 1//\\2\\ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

The Issue Date is December 1

..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit

..   No previous withdrawals have been taken under the Highest Daily Lifetime 6
    Plus benefit

On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus

..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

  First Calendar Year             Annuity Year         Second Calendar Year
  -------------------       ------------------------ ------------------------
  01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015 01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus

..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime 6 Plus

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no

   Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either, a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus could be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions.

If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed);

consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is described below.

As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any applicable Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

..   On September 5 - (and at least until first a transfer is made out of the
    Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or

..   If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Unadjusted Account Value in the Permitted
    Sub-accounts and the DCA MVA Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;

..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD6 PLUS WITH
LIA)

Highest Daily Lifetime 6 Plus with LIA is no longer available. If you have elected this benefit, the benefit guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. You could choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 6 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 6 Plus. Please note that if you terminate Highest Daily Lifetime 6 Plus and elected the Highest Daily Lifetime 6 Plus with LIA you would lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. This benefit may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

If this benefit is elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

The current charge for this benefit is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature
- Annual Income Amount under Highest Daily Lifetime Income 6 Plus" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.

Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Income"), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

(Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday).

The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).

If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus with LIA. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Termination of Highest Daily Lifetime 6 Plus With LIA. The LIA benefit terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii)your surrender of the Annuity;

(iii)our receipt of Due Proof of Death of the designated life;

(iv)the Annuity Date, if Unadjusted Account Value remains on the Annuity Date and an election is made to commence annuity payments prior to the tenth Annuity anniversary;

(v)the Valuation Day on which each of the Unadjusted Account Value and the Annual Income Amount is zero; or

(vi)if you cease to meet our requirements for elections of this benefit or if we process a change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

Highest Daily Lifetime 6 Plus with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See the pertinent discussion in Highest Daily Lifetime 6 Plus above.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election

If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20/th/ benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 10/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ anniversary of the benefit, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2010

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1,
    2011

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit.

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             Highest Daily Value
                           (adjusted for withdrawal     Adjusted Annual
              Unadjusted         and purchase       Income Amount (5% of the
    Date*    Account Value       payments)**          Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 1, 2010

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011

..   The Unadjusted Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit

..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits under Spousal Highest Daily Lifetime 6 Plus

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime 6 Plus

The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)upon our receipt of due proof of death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)upon the death of the second designated life;

(iii)your termination of the benefit;

(iv)your surrender of the Annuity;

(v)your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the annual income amount);

(vi)both the Unadjusted Account Value and Annual Income amount equal zero; or

(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

       FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR,
           AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

Please see Appendix J: "Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits."

   APPENDIX D - HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME
              WITH LIA AND SPOUSAL HIGHEST DAILY LIFETIME INCOME
                    - NO LONGER AVAILABLE FOR NEW ELECTIONS

       These benefits were offered January 24, 2011 to August 19, 2012.

Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the "benefit anniversary") to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.

Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

HIGHEST DAILY LIFETIME INCOME BENEFIT

Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the optional death benefits section of this prospectus).

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12/th/ benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Key Feature - Annual Income Amount under Highest Daily Lifetime Income

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45 -54 ; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2011

..   Highest Daily Lifetime Income is elected on August 1, 2012

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (Proportional Reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1

..   Highest Daily Lifetime Income is elected on September 4

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income

..   No previous withdrawals have been taken under Highest Daily Lifetime Income

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

         Withdrawal amount                                  $ 15,000
         Divided by Account Value before withdrawal         $120,000
         Equals ratio                                           12.5%
         All guarantees will be reduced by the above ratio     (12.5%)
         Protected Withdrawal Value                         $109,375
         12/th/ benefit year Minimum Periodic Value         $183,750

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 First Calendar Year        Annuity Year              Second Calendar Year
 -------------------        ------------------------  ------------------------
 01/01/2014 to 12/31/2014   06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus

..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner,
(b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)   your termination of the benefit;

(ii)  your surrender of the Annuity;

(iii) your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)   both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

An integral part of Highest Daily Lifetime Income (including Highest Daily Lifetime Income with LIA and Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix J (and is described below).

As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

If you are participating in Highest Daily Lifetime Income and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

..   On September 5 - (and at least until first a transfer is made out of the
    Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or

..   If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Unadjusted Account Value in the Permitted
    Sub-accounts and the DCA MVA Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;

..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that

Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

HIGHEST DAILY LIFETIME INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR

We offer another version of Highest Daily Lifetime Income that we call Highest Daily Lifetime Income with Lifetime Income Accelerator. Highest Daily Lifetime Income with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.

You may choose Highest Daily Lifetime Income with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income. If you elect Highest Daily Lifetime Income without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income above for a description of the predetermined mathematical formula.

Highest Daily Lifetime Income with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

If you elect Highest Daily Lifetime Income with LIA, the current charge is 1.30% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.325% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature
- Annual Income Amount under Highest Daily Lifetime Income" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.

Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Income"), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

No CDSC is applicable to any Lifetime Withdrawal that is less than or equal to the LIA Amount, even if the total amount of such withdrawals in any Annuity Year exceeds any maximum free withdrawal amount described in the Annuity. Such Lifetime Withdrawals are not treated as withdrawals of Purchase Payments. Each withdrawal that is Excess Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount under the Annuity.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84; and 6% for ages 85 or older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).

If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.

Annuity Options. In addition to the Highest Daily Lifetime Income annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elect Highest Daily Lifetime Income with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Termination of Highest Daily Lifetime Income with LIA. the LIA benefit terminates upon the first to occur of the following:

(i)   your termination of the benefit;

(ii)  your surrender of the annuity;

(iii) our receipt of due proof of death of the designated life;

(iv) the annuity date, if unadjusted account value remains on the annuity date and an election is made to commence annuity payments prior to the tenth annuity anniversary;

(v) the valuation day on which each of the unadjusted account value and the annual income amount is zero; or

(vi) if you cease to meet our requirements for elections of this benefit or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

Highest Daily Lifetime Income with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income. See the pertinent discussion in Highest Daily Lifetime Income above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME BENEFIT

Spousal Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and
5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2011

..   Spousal Highest Daily Lifetime Income is elected on August 1, 2012

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

    Account Value before Lifetime Withdrawal                  $ 118,000.00
    Amount of "non" Excess Income                             $   2,900.00
    Account Value immediately before Excess Income of $2,100  $ 115,100.00
    Excess Income amount                                      $   2,100.00
    Ratio ($2,100/$115,100 = 1.82%)                                   1.82%
    Annual Income Amount                                      $   5,400.00
    1.82% Reduction in Annual Income Amount                   $      98.28
    Annual Income Amount for future Annuity Years             $   5,301.72

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                 Highest Daily Value    Adjusted Annual Income
                               (adjusted for withdrawal  Amount (4.5% of the
  Date*          Account Value and Purchase Payments)**  Highest Daily Value)
  -----          ------------- ------------------------ ----------------------
  October 26,
    2012          $119,000.00        $119,000.00              $5,355.00
  October 29,
    2012          $113,000.00        $113,986.98              $5,129.41
  October 30,
    2012          $113,000.00        $113,986.98              $5,129.41
  October 31,
    2012          $119,000.00        $119,000.00              $5,355.00
  November 1,
    2012          $118,473.00        $119,000.00              $5,355.00

* In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 1, 2011

..   Spousal Highest Daily Lifetime Income is elected on September 4, 2012

..   The Unadjusted Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income

On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime Income Benefit

The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)upon the death of the second designated life;

(iii)your termination of the benefit;

(iv)your surrender of the Annuity;

(v)your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

         APPENDIX E - HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY
             LIFETIME INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR,
       SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME
INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME
       INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT - NO LONGER AVAILABLE
                               FOR NEW ELECTIONS

       These benefits were offered August 20, 2012 to February 24, 2013.

HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT

Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income 2.0, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0.

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime

Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2012

..   Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0

..   The first withdrawal is a Lifetime Withdrawal

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Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

 Account Value before Lifetime withdrawal                          $118,000.00
 Amount of "non" Excess Income                                     $  3,500.00
 Account Value immediately before Excess Income of $1,500          $114,500.00
 Excess Income amount                                              $  1,500.00
 Ratio ($1,500/$114,500 = 1.31%)                                          1.31%
 Annual Income Amount                                              $  6,000.00
 1.31% Reduction in Annual Income Amount                           $     78.60
 Annual Income Amount for future Annuity Years                     $  5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                                Highest Daily Value        Adjusted Annual
                 Unadjusted   (adjusted for withdrawal Income Amount (5% of the
Date*           Account Value and purchase payments)**   Highest Daily Value)
-----           ------------- ------------------------ ------------------------
June 28          $238,000.00        $238,000.00               $11,900.00
June 29          $226,500.00        $228,009.60               $11,400.48
June 30          $226,800.00        $228,009.60               $11,400.48
July 1           $233,500.00        $233,500.00               $11,675.00
July 2           $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 3

..   Highest Daily Lifetime Income 2.0 is elected on September 4

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0

..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

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

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus

..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 First Calendar Year             Annuity Year          Second Calendar Year
 -------------------       ------------------------- -------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus

..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income 2.0

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

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

..   The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income
2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)   your termination of the benefit;

(ii)  your surrender of the Annuity;

(iii) your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)   both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

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"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Overview of the Predetermined Mathematical Formula

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits. The formula is not investment advice.

The formula is set forth in Appendix J (and is described below).

The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;

..   The amount of time the benefit has been in effect on your Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".

(2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V\\V\\ + V\\F\\") where "V\\V\\" is the current Account Value of the elected Sub-accounts of the Annuity, and "V\\F\\" is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the "Target Ratio" or "R".

(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

   R = (L - B)/(V\\V\\ + V\\F\\)

More specifically, the formula operates as follows:

(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

   Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

   Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V\\V\\ + V\\F\\).

   Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

   Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

   Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

Other Important Information

..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

   . If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

..   If you are participating in Highest Daily Lifetime Income 2.0 and you are
    also participating in the 6 or 12 Month DCA Program, the following rules apply:

   . DCA MVA Options are considered "Permitted Sub-accounts" for purpose of the Target Ratio calculation ("L") described above.

   . The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

   . The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account . Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

   . A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income
2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT WITH LIFETIME INCOME ACCELERATOR

We offer another version of Highest Daily Lifetime Income 2.0 that we call Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator. Highest Daily Lifetime Income 2.0 with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.

You may choose Highest Daily Lifetime Income 2.0 with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income 2.0 and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income 2.0 with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income 2.0 with LIA currently is based on a single "designated life" who is between the ages of 50 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income 2.0 apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income 2.0 above for a description of the predetermined mathematical formula.

Highest Daily Lifetime Income 2.0 with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

If you elect Highest Daily Lifetime Income 2.0 with LIA, the current charge is 1.50% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

(1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income 2.0.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income 2.0 with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount After the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.

Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Income"), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

No CDSC is applicable to any Lifetime Withdrawal that is less than or equal to the LIA Amount, even if the total amount of such withdrawals in any Annuity Year exceeds any maximum free withdrawal amount described in the Annuity. Such Lifetime Withdrawals are not treated as withdrawals of Purchase Payments. Each withdrawal that is Excess Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount under the Annuity.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment that we accept, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84; and 6% for ages 85 or older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).

If the Annuity permits additional Purchase Payments, we will monitor additional Purchase Payments and may limit or refuse all or any portion of any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size and timing of additional Purchase Payment(s). Currently, our administrative practice is to monitor each contract and, beginning in the second benefit year, cumulative additional Purchase Payments within any benefit year will be limited to the Unadjusted Account Value at benefit election plus any additional Purchase Payments (including any associated Purchase Credits) made within that first benefit year. Subject to state law, we also reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income 2.0 with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.

Annuity Options. In addition to the Highest Daily Lifetime Income 2.0 annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elect Highest Daily Lifetime Income 2.0 with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Please note that if you elect Highest Daily Lifetime Income 2.0 with LIA, your Account Value is not guaranteed, can fluctuate and may lose value.

Termination of Highest Daily Lifetime Income 2.0 with LIA. The LIA benefit terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii)your surrender of the Annuity;

(iii)our receipt of due proof of death of the designated life;

(iv)the annuity date, if unadjusted account value remains on the annuity date and an election is made to commence annuity payments prior to the tenth annuity anniversary;

(v)the valuation day on which each of the unadjusted account value and the annual income amount is zero; or

(vi)if you cease to meet our requirements for elections of this benefit or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

Highest Daily Lifetime Income 2.0 with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime Income 2.0 and Spousal Highest Daily Lifetime Income 2.0. See the pertinent discussion in Highest Daily Lifetime Income 2.0 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT

Spousal Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.0 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income
2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income
2.0

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

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

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2012

..   Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal                           $118,000.00
Amount of "non" Excess Income                                      $  2,900.00
Account Value immediately before Excess Income of $2,100           $115,100.00
Excess Income amount                                               $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                                           1.82%
Annual Income Amount                                               $  5,400.00
1.82% Reduction in Annual Income Amount                            $     98.28
Annual Income Amount for future Annuity Years                      $  5,301.72

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value         Adjusted Annual
                                (adjusted for withdrawal Income Amount (4.5% of the
Date*             Account Value and Purchase Payments)**    Highest Daily Value)
-----             ------------- ------------------------ --------------------------
October 25, 2013   $119,000.00        $119,000.00                $5,355.00
October 29, 2013   $113,000.00        $113,986.98                $5,129.41
October 30, 2013   $113,000.00        $113,986.98                $5,129.41
October 31, 2013   $119,000.00        $119,000.00                $5,355.00
November 1, 2013   $118,473.00        $119,000.00                $5,355.00

* In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income
2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 3, 2012

..   Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

..   The Unadjusted Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount                                                     $ 15,000
Divided by Account Value before withdrawal                            $120,000
Equals ratio                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                            $109,375
12th benefit year Minimum Periodic Value                              $183,750

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income 2.0

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free

   Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocati

..   on of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 reduce your Unadjusted Account Value to zero.
    This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0

The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die.

Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income
2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)  upon the death of the second designated life;

(iii) your termination of the benefit;

(iv)  your surrender of the Annuity;

(v) your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)  both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii) you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT

Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income 2.0 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit
- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component; however, you may only elect HD DB with Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD
DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

The income benefit under Highest Daily Lifetime Income 2.0 with HD DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HD DB (including no payment of the Highest Daily Death Benefit Amount).

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0 with HD DB.

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual

Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2012

..   Highest Daily Lifetime Income 2.0 with HD DB is elected on August 1, 2013

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HD DB

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is the calculation:


Annual Income Amount                                   Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal               Account Value before Lifetime
                                          $118,000.00  Withdrawal                         $118,000.00
Amount of "non" Excess Income             $  3,500.00  Amount of"non"Excess Income        $  3,500.00
Account Value immediately before                       Account Value immediately before
Excess Income of $1,500                   $114,500.00  Excess Income of $1,500            $114,500.00
Excess Income amount                      $  1,500.00  Excess Income amount               $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                  1.31% Ratio ($1,500/$114,500 = 1.31%)           1.31%
Annual Income Amount                      $  6,000.00  HDDBAmount                         $109,420.00
1.31% Reduction in Annual Income Amount                1.31% Reduction in Annual Income
                                          $     78.60  Amount                             $  1,433.40
Annual Income Amount for                               Highest Daily Death
future Annuity Years                      $  5,921.40  Benefit Amount                     $107,986.60

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                              Highest Daily Value         Adjusted Annual
              Unadjusted    (adjusted for withdrawal  Income Amount (5% of the
Date*        Account Value  and purchase payments)**   Highest Daily Value)
-----        -------------  ------------------------  ------------------------
June 28      $238,000.00          $238,000.00               $11,900.00
June 29      $226,500.00          $228,009.60               $11,400.48
June 30      $226,800.00          $228,009.60               $11,400.48
July 1       $233,500.00          $233,500.00               $11,675.00
July 2       $231,900.00          $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 3

..   Highest Daily Lifetime Income 2.0 with HD DB is elected on September 4

..   The Unadjusted Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HD DB

..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0 with HD DB

On October 3 the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

 Withdrawal amount                                                 $ 15,000.00
 Divided by Account Value before withdrawal                        $120,000.00
 Equals ratio                                                             12.5%
 All guarantees will be reduced by the above ratio (12.5%)
 Protected Withdrawal Value                                        $109,375.00
 12th benefit year Minimum Periodic Value                          $183,750.00
 Highest Daily Death Benefit Amount                                $100,992.50

Required Minimum Distributions

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus

..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 First Calendar Year          Annuity Year             Second Calendar Year
 -------------------          ------------------------ ------------------------
 01/01/2014 to 12/31/2014     06/01/2014 to 05/31/2015 01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus


..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).


If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Daily Death Benefit

A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.

Highest Daily Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)The Unadjusted Account Value on the current Valuation Day; and

(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

   .   increased by any Purchase Payments made on the current Valuation Day and,

   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HD DB.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

      . increased by the amount of any additional Adjusted Purchase Payments, and

      . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

We will reduce the Highest Daily Death Benefit Amount payable under this benefit by Purchase Credits applied during the period beginning 12 months prior to the decedent's date of death and ending on the date we receive Due Proof of Death. We may waive, on a non-discriminatory basis, our right to deduct such Purchase Credits.

Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Highest Daily Lifetime Income 2.0 with HD DB

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

..   Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death
    Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income 2.0 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled

   "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime Income 2.0 with HD DB is
    1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income
2.0 with

HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income 2.0 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)your termination of the benefit;

(ii)your surrender of the Annuity;

(iii)when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)our receipt of Due Proof of Death of the Owner (or Annuitant if entity owned);

(v)both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT

Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income 2.0 with HD DB is the spousal version of Highest Daily Lifetime Income 2.0 with HD DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income 2.0 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HD DB due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 with HD DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income
2.0 with HD DB.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

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

The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ benefit anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income
2.0 with HD DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any

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   applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative

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Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your
Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2012

..   Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on
    August 1, 2013

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0 with HD DB

..   The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is the calculation:

                                           Highest Daily Death
Annual Income Amount                         Benefit Amount
--------------------                    -------------------------
Account Value before                    Account Value before
  Lifetime Withdrawal      $118,000.00    Lifetime Withdrawal      $118,000.00
Amount of "non" Excess                  Amount of "non" Excess
  Income                   $  2,900.00    Income                   $  2,900.00
Account Value immediately               Account Value immediately
  before Excess Income of                 before Excess Income of
  $2,100                   $115,100.00    $2,100                   $115,100.00
Excess Income amount       $  2,100.00  Excess Income amount       $  2,100.00
Ratio ($2,100/$115,100 =                Ratio ($2,100/$115,100 =
  1.82%)                          1.82%   1.82%)                          1.82%
Annual Income Amount       $  5,400.00  HD DB Amount               $110,020.00
1.82% Reduction in Annual               1.82% Reduction in Annual
  Income Amount            $     98.28    Income Amount            $  2,002.36
Annual Income Amount for                Highest Daily Death
  future Annuity Years     $  5,301.72    Benefit Amount           $108,017.64

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

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

                                                             Adjusted Annual
                                    Highest Daily Value       Income Amount
                                  (adjusted for withdrawal     (4.5% of the
 Date*              Account Value and Purchase Payments)** Highest Daily Value)
 -----              ------------- ------------------------ --------------------
 October 25, 2013    $119,000.00        $119,000.00             $5,355.00
 October 29, 2013    $113,000.00        $113,986.98             $5,129.41
 October 30, 2013    $113,000.00        $113,986.98             $5,129.41
 October 31, 2013    $119,000.00        $119,000.00             $5,355.00
 November 1, 2013    $118,473.00        $119,000.00             $5,355.00

* In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Unadjusted Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 3, 2012

..   Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on
    September 4, 2013

..   The Unadjusted Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0 with HD DB

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0 with HD DB

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is

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

withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

 Withdrawal amount................................................ $ 15,000.00
 Divided by Account Value before withdrawal....................... $120,000.00
 Equals ratio.....................................................        12.5%
 All guarantees will be reduced by the above ratio (12.5%)........
 Protected Withdrawal Value....................................... $109,375.00
 12th benefit year Minimum Periodic Value......................... $183,750.00
 Highest Daily Death Benefit Amount............................... $100,992.50

Required Minimum Distributions

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Daily Death Benefit

A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.

Highest Daily Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)The Unadjusted Account Value on the current Valuation Day; and

(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

   .   increased by any Purchase Payments made on the current Valuation Day and,

   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HD DB.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

   .   increased by the amount of any additional Adjusted Purchase Payments, and

   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

We will reduce the Highest Daily Death Benefit Amount payable under this benefit by Purchase Credits applied during the period beginning 12 months prior to the decedent's date of death and ending on the date we receive Due Proof of Death. We may waive, on a non-discriminatory basis, our right to deduct such Purchase Credits.

Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Death Benefit 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

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Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HD DB

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

..   Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death
    Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2)the Unadjusted Account Value.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted
    Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.0 with HDDB

The current charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income
2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income 2.0 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii)upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)your termination of the benefit;

(v)your surrender of the Annuity;

(vi)when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)both the Unadjusted Account Value and Annual Income Amount equal zero; or

(viii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See "How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

                      APPENDIX F: OPTIONAL DEATH BENEFITS

        These benefits were offered March 15, 2010 to August 19, 2012.

Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. Currently, these optional Death Benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional Death Benefit is available with the Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income 2.0 with HD DB, Highest Daily Lifetime Income 2.0 with LIA, Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Unadjusted Account Value to zero, your optional Death Benefit will terminate. You may not elect both optional Death Benefits. Investment restrictions apply if you elect either optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

   . The Highest Anniversary Value on the Issue Date is equal to your Unadjusted Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity
       Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous
       Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

   . The Roll-Up Value. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value, plus the amount of any additional Purchase Payments you make after the effective date of the Death Benefit (including Purchase Credits with respect to the X Series), at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent's date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments (including Purchase Credits with respect to the X Series) made after that date.

   . Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC and MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit ("HAV")

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

Calculation of Highest Anniversary Value Death Benefit

If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the greater of the minimum Death Benefit described above, and

    2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. This means that we will recapture any Purchase Credits granted with respect to Purchase Payments we receive beginning 12 months prior to the date of death and thereafter.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the minimum Death Benefit described above, and

    2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

Combination 5% Roll-Up and Highest Anniversary Value Death Benefit

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

Calculation of 5% Roll-Up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the greater of the minimum Death Benefit described above, and

    2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

    3. the Roll-Up Value as described above.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the greater of the minimum Death Benefit described above, and,

    2. the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

    3. the Roll-Up Value as described above.

This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.

Effect of Withdrawals on the Roll-Up Value prior to Death Benefit Target Date. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual "dollar-for-dollar" limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the excess withdrawal (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but IS NOT reduced by the excess withdrawal).

Effect of Withdrawals on the Roll-Up Value on or after the Death Benefit Target Date. All withdrawals after the Death Benefit Target Date are Proportional Withdrawals.

What are the charges for the optional Death Benefits?

For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

Can I terminate the optional Death Benefits?

The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:

..   the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

..   upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

..   upon the Annuity Date;

..   upon surrender of the Annuity; or

..   if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary, and is not eligible for the Death Benefit provided under the Annuity.

Upon termination, we cease to assess the fee for the optional Death Benefit.

                      APPENDIX G: FORMULA FOR GRO PLUS II

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

     L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

                       r   =   (L -B) /(V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T   =   {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) -B), [L- B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

    T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                           APPENDIX H - MVA FORMULAS

                     MVA FORMULA FOR LONG-TERM MVA OPTIONS

The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.

The MVA factor is equal to:

                           [(l+I)/(l+J+K)]/^(N/12)/

where:

       I = the Crediting Rate for the MVA Option;

       J = the Rate for the remaining Guarantee Period, determined as described below;

       K = the Liquidity Factor, currently equal to 0.0025; and

       N = the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month

For the purposes of determining "J",

                                  Y = /N/12/

GP\\1\\ = the smallest whole number of years greater than or equal to Y.

r\\1\\ = the rate for Guarantee Periods of duration GP\\1\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

GP\\2\\ = the greatest whole number of years less than or equal to Y, but not less than 1.

r\\2\\ = the rate for Guarantee Periods of duration GP\\2\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

If we do not currently offer a Guarantee Period of duration GP\\1\\ or duration GP\\2\\, we will determine r\\1\\ and / or r\\2\\ by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r\\1\\ and / or r\\2\\ will be equal to [(1) + (2) - (3)], where (1), (2), and (3) are defined as:

(1) = the current Treasury spot rate for GP\\1\\ or GP\\2\\, respectively, and
(2) = the current crediting rate for the next longer Guaranteed Period duration currently available, and
(3) = the current Treasury spot rate for the next longer Guaranteed Period duration currently available.

The term "current Treasury spot rate" refers to the rates that existed at the time the crediting rates were last determined.

To determine "J":

If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, "j" is equal to the crediting rate associated with a Guarantee Period duration of Y years.

If Y is less than 1, then "J" = r\\2\\.

Otherwise, we determine "J" by linearly interpolating between r\\1\\ and r\\2\\, using the following formula:

   J = (R\\1\\ * (Y - GP\\2\\) + r\\2\\ * (GP\\1\\ - Y))/(GP\\1\\ - GP\\2\\)

The current rate ("J") in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

We reserve the right to waive the liquidity factor set forth above.

MVA Examples For Long-Term MVA Options

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

   . You allocate $100,000 into an MVA Option (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).

   . The crediting rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 2.50% (I = 2.50%).

   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA

Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 1.50%
(J = 1.50%). Based on these assumptions, the MVA would be calculated as follows:

  MVA Factor = [(1+I)/(1+J+0.0025)]/^(N/12)/ = [1.025/1.0175]/^(2)/ = 1.0148
                        Unadjusted Value = $107,689.06
Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $109,282.86

Example of Negative MVA

Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00%
(J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

  MVA Factor = [(1+I)/(1+J+0.0025)]/^(N/12)/ = [1.025/1.0375]/^(2)/ = 0.97605
                        Unadjusted Value = $107,689.06
Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $105,109.91

                 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:

The MVA factor is equal to:

                           [(l+I)/(l+J+K/)]^(N/12)/

                                    where:

       I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

       J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

       K = the Liquidity Factor, currently equal to 0.0025; and

       N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

We reserve the right to waive the Liquidity Factor.

                 APPENDIX I - FORMULA FOR HIGHEST DAILY GRO II

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u \\is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

       r = (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

The transfer amount is calculated by the following formula:

       T = {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ +
V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

       T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval.

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\ )/^(Ni/365)/

Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index

       Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

       r = (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then Unadjusted Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Unadjusted Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

       T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ +
V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

The transfer amount is calculated by the following formula:

       T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\ ]/(1--C\\t\\))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Unadjusted Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Unadjusted Account Value could be more than 90% invested in the Transfer Account.

      APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE
          AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

This Appendix describes the formula used with the following living benefits:

The Highest Daily Lifetime Income v2.1 Suite:

..   Highest Daily Lifetime Income v2.1;

..   Spousal Highest Daily Lifetime Income v2.1;

..   Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit; and

..   Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit.

The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

..   Highest Daily Lifetime Income 2.0;

..   Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator;

..   Spousal Highest Daily Lifetime Income 2.0;

..   Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit; and

..   Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit.

The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

..   Highest Daily Lifetime Income;

..   Highest Daily Lifetime Income with Lifetime Income Accelerator, and

..   Spousal Highest Daily Lifetime Income.

The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

..   Highest Daily Lifetime 6 Plus Income Benefit;

..   Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income
    Accelerator; and

..   Spousal Highest Daily Lifetime 6 Plus Income Benefit.

    TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income
       2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                             L   =   0.05 * P * a

Daily Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

               Target Ratio r  =   (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

  T   =   Min (MAX (0, (0.90 * (VV + VF + B)) - B),             Money is transferred from the Permitted
          [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))  Sub-accounts and the DCA MVA Options to the AST
                                                                Investment Grade Bond Sub-account
  T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /     Money is transferred from the AST Investment
          (1 - C\\t\\))}                                        Grade Bond Sub-account to the Permitted Sub-accounts

Monthly Transfer Calculation

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
- L + B) / (1 - C\\u\\), then

  TM  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}  Money is transferred from the AST Investment
                                                  Grade Bond Sub-account to the Permitted
                                                  Sub-accounts.

                    "A" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.
** In all subsequent years and months thereafter, the annuity factor is 4.06

 PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER
 DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE
 ANNUITY X SERIES, B SERIES, L SERIES AND C SERIES/SM/ ANNUITY DESCRIBED IN
 PROSPECTUS (April 30, 2015)
                               (print your name)

                                   (address)

                             (city/state/zip code)


                   Please see the section of this prospectus
                       entitled "How To Contact Us" for
                        where to send your request for
                     a Statement of Additional Information

[LOGO OF PRUDENTIAL]


The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 2015

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   VARIABLE
                               ANNUITY CONTRACTS


The Prudential Premier(R) Retirement Variable Annuity X SERIES/SM/ ("X SERIES") Prudential Premier(R) Retirement Variable Annuity B SERIES/SM/ ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES/SM/ ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES/SM/ ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 30, 2015. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
              Company                                          3
              Experts                                          3
              Principal Underwriter                            3
              Payments Made to Promote Sale of Our Products    3
              Cyber Security Risk                              4
              Determination of Accumulation Unit Values        4
              Separate Account Financial Information          A1
              Company Financial Information                   B1



        Pruco Life Insurance Company  Prudential Annuity Service Center
           213 Washington Street                P.O. Box 7960
           Newark, NY 07102-2992           Philadelphia, PA 19176
                                            Newark, NY 07102-2992
                                          Telephone: (888) Pru-2888

The Prudential Premier(R) Retirement Variable Annuity X SERIES/ SM/ ("X SERIES") Prudential Premier(R) Retirement Variable Annuity B SERIES/SM/ ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES/ SM/ ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES/ SM/ ("C SERIES") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.


                                    EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life, PAD received commissions of $773,337,473, $816,806,293 and $1,125,057,236 in 2014, 2013, and
2012, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

..   Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2014) received payment with respect to annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one

Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:


(a) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.


(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.


As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

                          PREMIER RETIREMENT X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.25%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96742    $10.76805     1,415,343
    01/01/2011 to 12/31/2011.........  $10.76805    $10.24627     1,858,160
    01/01/2012 to 12/31/2012.........  $10.24627    $11.27388     2,647,592
    01/01/2013 to 12/31/2013.........  $11.27388    $12.11939     2,568,224
    01/01/2014 to 12/31/2014.........  $12.11939    $12.29910     2,367,245
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97811    $10.87354     1,196,665
    01/01/2011 to 12/31/2011.........  $10.87354    $10.64117     1,874,024
    01/01/2012 to 12/31/2012.........  $10.64117    $11.82107     3,087,357
    01/01/2013 to 12/31/2013.........  $11.82107    $13.46830     3,211,894
    01/01/2014 to 12/31/2014.........  $13.46830    $13.96943     3,068,776
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00664    $10.76870        27,423
    01/01/2011 to 12/31/2011.........  $10.76870    $10.90278        65,094
    01/01/2012 to 05/04/2012.........  $10.90278    $11.82160             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98838    $10.72654     1,674,325
    01/01/2011 to 12/31/2011.........  $10.72654    $10.35809     2,340,164
    01/01/2012 to 12/31/2012.........  $10.35809    $11.38784     3,348,900
    01/01/2013 to 12/31/2013.........  $11.38784    $13.09623     3,490,112
    01/01/2014 to 12/31/2014.........  $13.09623    $13.63647     3,317,010

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 9.12934       286,733
    01/01/2012 to 12/31/2012.........  $ 9.12934    $ 9.98507       791,814
    01/01/2013 to 12/31/2013.........  $ 9.98507    $10.81976       843,112
    01/01/2014 to 12/31/2014.........  $10.81976    $11.09403       786,167
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.45644        17,409
    01/01/2014 to 12/31/2014.........  $10.45644    $10.58691        22,625
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97130    $10.53656        31,773
    01/01/2011 to 12/31/2011.........  $10.53656    $ 9.69501        36,887
    01/01/2012 to 12/31/2012.........  $ 9.69501    $10.73072        59,068
    01/01/2013 to 12/31/2013.........  $10.73072    $13.78623        68,630
    01/01/2014 to 12/31/2014.........  $13.78623    $14.85941        58,931
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.80703       795,112
    01/01/2011 to 12/31/2011.........  $10.80703    $10.30795     1,187,996
    01/01/2012 to 12/31/2012.........  $10.30795    $11.45833     1,992,426
    01/01/2013 to 12/31/2013.........  $11.45833    $13.74096     2,276,787
    01/01/2014 to 12/31/2014.........  $13.74096    $14.37133     2,186,947
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99813    $11.60224        24,938
    01/01/2014 to 12/31/2014.........  $11.60224    $12.88470        62,978
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95952    $11.75731        79,815
    01/01/2011 to 12/31/2011.........  $11.75731    $12.25065       107,965
    01/01/2012 to 12/31/2012.........  $12.25065    $13.81247       153,277
    01/01/2013 to 12/31/2013.........  $13.81247    $13.92468       176,491
    01/01/2014 to 12/31/2014.........  $13.92468    $17.81930       191,816

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $ 9.64900         3,401
    01/01/2014 to 12/31/2014.........  $ 9.64900    $ 9.91319        11,791
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97561    $10.98843       764,637
    01/01/2011 to 12/31/2011.........  $10.98843    $10.57997     1,269,731
    01/01/2012 to 12/31/2012.........  $10.57997    $11.44137     1,997,136
    01/01/2013 to 12/31/2013.........  $11.44137    $12.83487     2,045,524
    01/01/2014 to 12/31/2014.........  $12.83487    $12.94154     1,961,444
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.85511       547,279
    01/01/2011 to 12/31/2011.........  $10.85511    $10.34889       814,790
    01/01/2012 to 12/31/2012.........  $10.34889    $11.49502     1,359,985
    01/01/2013 to 12/31/2013.........  $11.49502    $13.39658     1,501,841
    01/01/2014 to 12/31/2014.........  $13.39658    $13.84410     1,456,070
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.70371     2,522,708
    01/01/2013 to 12/31/2013.........  $10.70371    $13.02350     2,628,886
    01/01/2014 to 12/31/2014.........  $13.02350    $13.13503     2,508,043
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.77151        68,905
    01/01/2014 to 12/31/2014.........  $10.77151    $10.79851        90,092
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96980    $11.51747        53,917
    01/01/2011 to 12/31/2011.........  $11.51747    $10.69136        63,311
    01/01/2012 to 12/31/2012.........  $10.69136    $13.25162       110,032
    01/01/2013 to 12/31/2013.........  $13.25162    $13.51659       101,629
    01/01/2014 to 12/31/2014.........  $13.51659    $15.05211       106,325

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01813    $10.75477        32,742
    01/01/2011 to 12/31/2011.........  $10.75477    $10.09718        47,968
    01/01/2012 to 12/31/2012.........  $10.09718    $11.82032       106,376
    01/01/2013 to 12/31/2013.........  $11.82032    $14.99061       172,661
    01/01/2014 to 02/07/2014.........  $14.99061    $14.73793             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99138    $10.73926        32,323
    01/01/2011 to 12/31/2011.........  $10.73926    $ 9.91864        50,474
    01/01/2012 to 12/31/2012.........  $ 9.91864    $11.60183        87,290
    01/01/2013 to 12/31/2013.........  $11.60183    $15.14494       149,677
    01/01/2014 to 12/31/2014.........  $15.14494    $16.74843       167,961
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01945    $11.38858        72,142
    01/01/2011 to 12/31/2011.........  $11.38858    $10.80123        88,771
    01/01/2012 to 12/31/2012.........  $10.80123    $12.62870       210,499
    01/01/2013 to 12/31/2013.........  $12.62870    $16.31849       196,802
    01/01/2014 to 12/31/2014.........  $16.31849    $17.79006       178,451
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98787    $10.67608       488,732
    01/01/2011 to 12/31/2011.........  $10.67608    $10.38337       772,633
    01/01/2012 to 12/31/2012.........  $10.38337    $11.17746     1,128,213
    01/01/2013 to 12/31/2013.........  $11.17746    $11.99906     1,122,009
    01/01/2014 to 12/31/2014.........  $11.99906    $12.20300     1,034,636
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96476    $11.46350        65,547
    01/01/2011 to 12/31/2011.........  $11.46350    $11.35182        97,874
    01/01/2012 to 12/31/2012.........  $11.35182    $12.83700       148,102
    01/01/2013 to 12/31/2013.........  $12.83700    $17.41854       198,675
    01/01/2014 to 12/31/2014.........  $17.41854    $18.25228       216,816
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98574    $10.64323         4,371
    01/01/2011 to 12/31/2011.........  $10.64323    $10.35290        40,639
    01/01/2012 to 12/31/2012.........  $10.35290    $11.47584        85,851
    01/01/2013 to 12/31/2013.........  $11.47584    $15.10229       124,099
    01/01/2014 to 12/31/2014.........  $15.10229    $14.99253       116,891

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98410    $10.73754        82,944
    01/01/2011 to 12/31/2011.........  $10.73754    $10.82944       111,517
    01/01/2012 to 12/31/2012.........  $10.82944    $12.05412       199,029
    01/01/2013 to 12/31/2013.........  $12.05412    $12.62898       186,674
    01/01/2014 to 12/31/2014.........  $12.62898    $12.66049       175,204
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $11.23065        31,387
    01/01/2011 to 12/31/2011.........  $11.23065    $ 9.55935        41,250
    01/01/2012 to 12/31/2012.........  $ 9.55935    $11.24704        64,150
    01/01/2013 to 12/31/2013.........  $11.24704    $13.08908        59,868
    01/01/2014 to 12/31/2014.........  $13.08908    $12.08765        68,455
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92883    $10.77050        21,882
    01/01/2011 to 12/31/2011.........  $10.77050    $ 9.20716        63,584
    01/01/2012 to 12/31/2012.........  $ 9.20716    $10.50060        85,658
    01/01/2013 to 12/31/2013.........  $10.50060    $12.26269        92,855
    01/01/2014 to 12/31/2014.........  $12.26269    $11.18317        96,400
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00636    $10.57538             0
    01/01/2011 to 12/31/2011.........  $10.57538    $11.62439     7,763,271
    01/01/2012 to 12/31/2012.........  $11.62439    $12.43067     3,545,011
    01/01/2013 to 12/31/2013.........  $12.43067    $11.76425       883,067
    01/01/2014 to 12/31/2014.........  $11.76425    $12.27345     1,145,437
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97637    $10.84666       456,995
    01/01/2011 to 12/31/2011.........  $10.84666    $10.54257       764,605
    01/01/2012 to 12/31/2012.........  $10.54257    $11.70470     1,167,730
    01/01/2013 to 12/31/2013.........  $11.70470    $13.30421     1,203,014
    01/01/2014 to 12/31/2014.........  $13.30421    $13.83255     1,121,497
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92148    $10.53303        96,152
    01/01/2011 to 12/31/2011.........  $10.53303    $ 9.35412        97,500
    01/01/2012 to 12/31/2012.........  $ 9.35412    $11.14658       160,418
    01/01/2013 to 12/31/2013.........  $11.14658    $12.56950       194,590
    01/01/2014 to 12/31/2014.........  $12.56950    $11.50468       201,232

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.56309       406,539
    01/01/2011 to 12/31/2011.........  $10.56309    $10.34989       771,925
    01/01/2012 to 12/31/2012.........  $10.34989    $11.20113     1,063,492
    01/01/2013 to 12/31/2013.........  $11.20113    $12.15712     1,097,666
    01/01/2014 to 12/31/2014.........  $12.15712    $12.53118     1,014,356
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97098    $10.75142        15,983
    01/01/2011 to 12/31/2011.........  $10.75142    $10.57959        40,232
    01/01/2012 to 12/31/2012.........  $10.57959    $11.91166        80,240
    01/01/2013 to 12/31/2013.........  $11.91166    $15.89294        87,660
    01/01/2014 to 12/31/2014.........  $15.89294    $17.01185       104,815
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99012    $10.59398        18,478
    01/01/2011 to 12/31/2011.........  $10.59398    $ 9.92264        41,654
    01/01/2012 to 12/31/2012.........  $ 9.92264    $11.33684        74,980
    01/01/2013 to 12/31/2013.........  $11.33684    $15.49925       129,414
    01/01/2014 to 12/31/2014.........  $15.49925    $17.23326       148,819
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99223    $11.27934        67,558
    01/01/2011 to 12/31/2011.........  $11.27934    $10.92525       105,958
    01/01/2012 to 12/31/2012.........  $10.92525    $11.98895       159,045
    01/01/2013 to 12/31/2013.........  $11.98895    $16.00983       166,275
    01/01/2014 to 12/31/2014.........  $16.00983    $17.30696       257,588
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $10.79638        35,386
    01/01/2011 to 12/31/2011.........  $10.79638    $11.62737       150,088
    01/01/2012 to 12/31/2012.........  $11.62737    $12.03932       273,193
    01/01/2013 to 12/31/2013.........  $12.03932    $11.53300       286,313
    01/01/2014 to 12/31/2014.........  $11.53300    $11.99381       333,340
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98726    $10.86964        58,829
    01/01/2011 to 12/31/2011.........  $10.86964    $10.29257        66,165
    01/01/2012 to 12/31/2012.........  $10.29257    $12.38258       113,350
    01/01/2013 to 12/31/2013.........  $12.38258    $15.44892       152,214
    01/01/2014 to 12/31/2014.........  $15.44892    $15.64955       172,748

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.84527       28,402
    01/01/2011 to 12/31/2011.........  $10.84527    $10.53864       41,649
    01/01/2012 to 12/31/2012.........  $10.53864    $12.06112       73,100
    01/01/2013 to 12/31/2013.........  $12.06112    $16.11750      108,928
    01/01/2014 to 12/31/2014.........  $16.11750    $17.12716      100,607
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99813    $10.17367        1,848
    01/01/2013 to 12/31/2013.........  $10.17367    $13.37631       11,389
    01/01/2014 to 12/31/2014.........  $13.37631    $14.41134       53,127
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $11.47450       30,667
    01/01/2011 to 12/31/2011.........  $11.47450    $10.82957       61,860
    01/01/2012 to 12/31/2012.........  $10.82957    $12.53435      110,812
    01/01/2013 to 12/31/2013.........  $12.53435    $16.22411       95,840
    01/01/2014 to 12/31/2014.........  $16.22411    $18.23321       93,537
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99814    $ 9.81989      176,420
    01/01/2011 to 12/31/2011.........  $ 9.81989    $ 9.60142      501,160
    01/01/2012 to 12/31/2012.........  $ 9.60142    $ 9.38546      517,249
    01/01/2013 to 12/31/2013.........  $ 9.38546    $ 9.17441      422,752
    01/01/2014 to 12/31/2014.........  $ 9.17441    $ 8.96801      310,194
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99068    $11.20789       49,971
    01/01/2011 to 12/31/2011.........  $11.20789    $10.68385       84,700
    01/01/2012 to 12/31/2012.........  $10.68385    $12.23183      131,614
    01/01/2013 to 12/31/2013.........  $12.23183    $16.97951      225,293
    01/01/2014 to 12/31/2014.........  $16.97951    $18.96278      212,440
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02804    $10.06015       13,555
    01/01/2012 to 12/31/2012.........  $10.06015    $10.31269       88,589
    01/01/2013 to 12/31/2013.........  $10.31269    $ 9.79505       48,051
    01/01/2014 to 12/31/2014.........  $ 9.79505    $10.06773      122,071

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95842    $11.89581        50,445
    01/01/2011 to 12/31/2011.........  $11.89581    $11.82474        84,498
    01/01/2012 to 12/31/2012.........  $11.82474    $12.98954       134,643
    01/01/2013 to 12/31/2013.........  $12.98954    $16.83810       185,152
    01/01/2014 to 12/31/2014.........  $16.83810    $17.76598       144,373
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97255    $11.40061        28,711
    01/01/2011 to 04/29/2011.........  $11.40061    $12.76212             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.28099       142,931
    01/01/2013 to 12/31/2013.........  $10.28099    $11.95058       180,132
    01/01/2014 to 12/31/2014.........  $11.95058    $12.28195       150,235
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93861    $11.64767       163,253
    01/01/2011 to 12/31/2011.........  $11.64767    $ 9.07776       167,935
    01/01/2012 to 12/31/2012.........  $ 9.07776    $10.46417       248,481
    01/01/2013 to 12/31/2013.........  $10.46417    $10.25156       281,204
    01/01/2014 to 12/31/2014.........  $10.25156    $ 9.55151       250,438
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00755    $10.05702        27,421
    01/01/2011 to 12/31/2011.........  $10.05702    $10.05211        86,588
    01/01/2012 to 12/31/2012.........  $10.05211    $10.28689       165,382
    01/01/2013 to 12/31/2013.........  $10.28689    $ 9.83673        70,596
    01/01/2014 to 12/31/2014.........  $ 9.83673    $ 9.60622        81,293
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00648    $10.32899       824,907
    01/01/2011 to 12/31/2011.........  $10.32899    $10.41787     1,343,604
    01/01/2012 to 12/31/2012.........  $10.41787    $11.13235     2,318,762
    01/01/2013 to 12/31/2013.........  $11.13235    $10.68201     2,354,593
    01/01/2014 to 12/31/2014.........  $10.68201    $10.88347     2,074,926

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98910    $10.57195     1,224,470
    01/01/2011 to 12/31/2011.........  $10.57195    $10.43743     2,682,553
    01/01/2012 to 12/31/2012.........  $10.43743    $11.26066     3,763,727
    01/01/2013 to 12/31/2013.........  $11.26066    $12.02130     3,295,472
    01/01/2014 to 12/31/2014.........  $12.02130    $12.42940     3,096,393
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01805    $10.06003        23,738
    01/01/2012 to 12/31/2012.........  $10.06003    $10.53243       105,313
    01/01/2013 to 12/31/2013.........  $10.53243    $10.05728       112,789
    01/01/2014 to 12/31/2014.........  $10.05728    $10.42685       147,617
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96312    $11.48131       976,910
    01/01/2011 to 12/31/2011.........  $11.48131    $10.52583     1,423,259
    01/01/2012 to 12/31/2012.........  $10.52583    $11.61802     2,387,532
    01/01/2013 to 12/31/2013.........  $11.61802    $13.29017     2,430,270
    01/01/2014 to 12/31/2014.........  $13.29017    $14.18607     2,329,122
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.86534        11,025
    01/01/2011 to 12/31/2011.........  $10.86534    $10.98844        24,015
    01/01/2012 to 12/31/2012.........  $10.98844    $12.76063        59,953
    01/01/2013 to 12/31/2013.........  $12.76063    $16.51856        93,919
    01/01/2014 to 12/31/2014.........  $16.51856    $18.92632       156,687
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.86337             0
    01/01/2012 to 12/31/2012.........  $ 8.86337    $ 9.80351             0
    01/01/2013 to 12/31/2013.........  $ 9.80351    $11.72940             0
    01/01/2014 to 12/31/2014.........  $11.72940    $12.21082             0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98719    $10.76013       684,583
    01/01/2011 to 12/31/2011.........  $10.76013    $10.32731     1,121,385
    01/01/2012 to 12/31/2012.........  $10.32731    $11.13249     1,923,820
    01/01/2013 to 12/31/2013.........  $11.13249    $12.23567     1,821,531
    01/01/2014 to 12/31/2014.........  $12.23567    $12.57508     1,665,444

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.94711       660,519
    01/01/2011 to 12/31/2011.........  $10.94711    $10.44547     1,062,151
    01/01/2012 to 12/31/2012.........  $10.44547    $11.83372     1,785,821
    01/01/2013 to 12/31/2013.........  $11.83372    $13.65665     1,930,456
    01/01/2014 to 12/31/2014.........  $13.65665    $14.07451     1,893,050
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98201    $10.73931     1,114,799
    01/01/2011 to 12/31/2011.........  $10.73931    $10.14321     1,500,138
    01/01/2012 to 12/31/2012.........  $10.14321    $11.01891     2,056,918
    01/01/2013 to 12/31/2013.........  $11.01891    $12.32206     2,027,990
    01/01/2014 to 12/31/2014.........  $12.32206    $12.41049     1,834,887
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97146    $12.12889        29,161
    01/01/2011 to 12/31/2011.........  $12.12889    $10.30168        73,579
    01/01/2012 to 12/31/2012.........  $10.30168    $12.09091       151,733
    01/01/2013 to 12/31/2013.........  $12.09091    $16.64246       128,863
    01/01/2014 to 12/31/2014.........  $16.64246    $17.07169       128,572
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96051    $12.58784        33,766
    01/01/2011 to 12/31/2011.........  $12.58784    $12.18451        64,344
    01/01/2012 to 12/31/2012.........  $12.18451    $13.36005        89,154
    01/01/2013 to 12/31/2013.........  $13.36005    $17.65301       119,128
    01/01/2014 to 12/31/2014.........  $17.65301    $17.91485        90,196
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96394    $11.44014        17,127
    01/01/2011 to 12/31/2011.........  $11.44014    $10.51470        40,037
    01/01/2012 to 12/31/2012.........  $10.51470    $12.14423        92,563
    01/01/2013 to 12/31/2013.........  $12.14423    $16.31113       122,805
    01/01/2014 to 12/31/2014.........  $16.31113    $16.78413        81,536

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99182    $10.66783     1,181,385
    01/01/2011 to 12/31/2011.........  $10.66783    $10.63514     2,334,182
    01/01/2012 to 12/31/2012.........  $10.63514    $11.79860     3,718,394
    01/01/2013 to 12/31/2013.........  $11.79860    $13.47467     4,064,951
    01/01/2014 to 12/31/2014.........  $13.47467    $13.94599     3,976,025
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98547    $10.51346        57,262
    01/01/2011 to 12/31/2011.........  $10.51346    $10.10873        65,314
    01/01/2012 to 12/31/2012.........  $10.10873    $11.58557       120,734
    01/01/2013 to 12/31/2013.........  $11.58557    $14.68682       155,139
    01/01/2014 to 12/31/2014.........  $14.68682    $15.42847       167,824
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97071    $11.11086       101,615
    01/01/2011 to 12/31/2011.........  $11.11086    $10.67717       102,267
    01/01/2012 to 12/31/2012.........  $10.67717    $12.27164       220,348
    01/01/2013 to 12/31/2013.........  $12.27164    $17.27695       310,458
    01/01/2014 to 12/31/2014.........  $17.27695    $18.29754       291,164
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85938    $11.44967       186,015
    01/01/2011 to 12/31/2011.........  $11.44967    $ 9.52270       256,475
    01/01/2012 to 12/31/2012.........  $ 9.52270    $ 9.64469       414,199
    01/01/2013 to 12/31/2013.........  $ 9.64469    $10.87778       407,487
    01/01/2014 to 12/31/2014.........  $10.87778    $ 9.74398       393,172
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97981    $10.28723        76,358
    01/01/2011 to 12/31/2011.........  $10.28723    $10.47091       121,676
    01/01/2012 to 12/31/2012.........  $10.47091    $10.76978       241,492
    01/01/2013 to 12/31/2013.........  $10.76978    $10.13223       196,301
    01/01/2014 to 12/31/2014.........  $10.13223    $ 9.95939       165,710

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.80105       242,539
    01/01/2012 to 12/31/2012.........  $ 8.80105    $ 9.54971       569,160
    01/01/2013 to 12/31/2013.........  $ 9.54971    $11.24875       658,034
    01/01/2014 to 12/31/2014.........  $11.24875    $11.60084       702,790
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.37613       171,084
    01/01/2011 to 12/31/2011.........  $10.37613    $10.75413       250,171
    01/01/2012 to 12/31/2012.........  $10.75413    $11.33725       401,301
    01/01/2013 to 12/31/2013.........  $11.33725    $10.91667       389,258
    01/01/2014 to 12/31/2014.........  $10.91667    $11.43911       492,958
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97066    $10.61554     1,170,945
    01/01/2011 to 12/31/2011.........  $10.61554    $10.20368     1,575,950
    01/01/2012 to 09/21/2012.........  $10.20368    $11.38075             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.45%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96726    $10.75031     1,196,990
    01/01/2011 to 12/31/2011.........  $10.75031    $10.20853     1,046,362
    01/01/2012 to 12/31/2012.........  $10.20853    $11.20949       977,208
    01/01/2013 to 12/31/2013.........  $11.20949    $12.02555       622,114
    01/01/2014 to 12/31/2014.........  $12.02555    $12.17890       515,940
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97794    $10.85567     1,141,876
    01/01/2011 to 12/31/2011.........  $10.85567    $10.60206       804,539
    01/01/2012 to 12/31/2012.........  $10.60206    $11.75349       727,952
    01/01/2013 to 12/31/2013.........  $11.75349    $13.36402       502,277
    01/01/2014 to 12/31/2014.........  $13.36402    $13.83287       392,382
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00647    $10.75100        25,698
    01/01/2011 to 12/31/2011.........  $10.75100    $10.86254        19,270
    01/01/2012 to 05/04/2012.........  $10.86254    $11.76969             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98821    $10.70881     1,575,106
    01/01/2011 to 12/31/2011.........  $10.70881    $10.31990     1,250,420
    01/01/2012 to 12/31/2012.........  $10.31990    $11.32248     1,131,974
    01/01/2013 to 12/31/2013.........  $11.32248    $12.99434       872,659
    01/01/2014 to 12/31/2014.........  $12.99434    $13.50263       839,150
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 9.11678        12,349
    01/01/2012 to 12/31/2012.........  $ 9.11678    $ 9.95090        23,304
    01/01/2013 to 12/31/2013.........  $ 9.95090    $10.76063        80,042
    01/01/2014 to 12/31/2014.........  $10.76063    $11.01087        76,476

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $10.44187        16,708
    01/01/2014 to 12/31/2014.........  $10.44187    $10.55060        57,827
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54302        80,193
    01/01/2011 to 12/31/2011.........  $10.54302    $11.45859     2,472,379
    01/01/2012 to 12/31/2012.........  $11.45859    $11.74962     1,919,457
    01/01/2013 to 12/31/2013.........  $11.74962    $11.22594     1,239,985
    01/01/2014 to 12/31/2014.........  $11.22594    $11.10738       987,067
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00666    $10.58558             0
    01/01/2011 to 12/31/2011.........  $10.58558    $11.72901     2,429,111
    01/01/2012 to 12/31/2012.........  $11.72901    $12.09527     2,263,019
    01/01/2013 to 12/31/2013.........  $12.09527    $11.42806     1,421,602
    01/01/2014 to 12/31/2014.........  $11.42806    $11.44485       940,028
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.58852             0
    01/01/2011 to 12/31/2011.........  $10.58852    $11.97953             0
    01/01/2012 to 12/31/2012.........  $11.97953    $12.37024       374,875
    01/01/2013 to 12/31/2013.........  $12.37024    $11.48409       280,972
    01/01/2014 to 12/31/2014.........  $11.48409    $11.68045       200,501
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00878    $10.61916             0
    01/01/2011 to 12/31/2011.........  $10.61916    $12.29423        29,254
    01/01/2012 to 12/31/2012.........  $12.29423    $12.75042         2,188
    01/01/2013 to 12/31/2013.........  $12.75042    $11.62755       228,095
    01/01/2014 to 12/31/2014.........  $11.62755    $12.04130       321,228

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00772    $10.72043           978
    01/01/2011 to 12/31/2011.........  $10.72043    $12.58139     4,587,235
    01/01/2012 to 12/31/2012.........  $12.58139    $13.10650     4,061,820
    01/01/2013 to 12/31/2013.........  $13.10650    $11.89035     2,516,801
    01/01/2014 to 12/31/2014.........  $11.89035    $12.48997     2,385,868
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99796    $11.94123     1,442,676
    01/01/2012 to 12/31/2012.........  $11.94123    $12.32942     2,659,203
    01/01/2013 to 12/31/2013.........  $12.32942    $10.85512     2,306,731
    01/01/2014 to 12/31/2014.........  $10.85512    $11.68722     1,749,443
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99729    $10.33005       487,479
    01/01/2013 to 12/31/2013.........  $10.33005    $ 9.04911     3,451,066
    01/01/2014 to 12/31/2014.........  $ 9.04911    $ 9.94137     1,617,369
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99864    $ 8.69147     1,148,155
    01/01/2014 to 12/31/2014.........  $ 8.69147    $ 9.71567       574,997
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99864    $11.22813       386,757
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97113    $10.51922         8,068
    01/01/2011 to 12/31/2011.........  $10.51922    $ 9.65932         3,549
    01/01/2012 to 12/31/2012.........  $ 9.65932    $10.66921         4,479
    01/01/2013 to 12/31/2013.........  $10.66921    $13.67898         4,082
    01/01/2014 to 12/31/2014.........  $13.67898    $14.71360         3,602

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97713    $10.78911     1,596,099
    01/01/2011 to 12/31/2011.........  $10.78911    $10.26974     1,181,764
    01/01/2012 to 12/31/2012.........  $10.26974    $11.39253     1,104,640
    01/01/2013 to 12/31/2013.........  $11.39253    $13.63408     1,007,030
    01/01/2014 to 12/31/2014.........  $13.63408    $14.23039       995,598
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99796    $11.58193         2,749
    01/01/2014 to 12/31/2014.........  $11.58193    $12.83593         3,571
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95935    $11.73793        30,547
    01/01/2011 to 12/31/2011.........  $11.73793    $12.20547        27,769
    01/01/2012 to 12/31/2012.........  $12.20547    $13.73334        33,487
    01/01/2013 to 12/31/2013.........  $13.73334    $13.81662        14,725
    01/01/2014 to 12/31/2014.........  $13.81662    $17.64499        15,378
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $ 9.63552        16,618
    01/01/2014 to 12/31/2014.........  $ 9.63552    $ 9.87909        38,604
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97544    $10.97022       890,736
    01/01/2011 to 12/31/2011.........  $10.97022    $10.54089       708,843
    01/01/2012 to 12/31/2012.........  $10.54089    $11.37581       649,891
    01/01/2013 to 12/31/2013.........  $11.37581    $12.73519       542,152
    01/01/2014 to 12/31/2014.........  $12.73519    $12.81461       387,375
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.83721       342,634
    01/01/2011 to 12/31/2011.........  $10.83721    $10.31078       220,220
    01/01/2012 to 12/31/2012.........  $10.31078    $11.42924       183,868
    01/01/2013 to 12/31/2013.........  $11.42924    $13.29269        94,856
    01/01/2014 to 12/31/2014.........  $13.29269    $13.70852       131,990

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.68893      591,324
    01/01/2013 to 12/31/2013.........  $10.68893    $12.97878      349,409
    01/01/2014 to 12/31/2014.........  $12.97878    $13.06316      327,788
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $10.75656       64,398
    01/01/2014 to 12/31/2014.........  $10.75656    $10.76156       53,744
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96963    $11.49847       11,236
    01/01/2011 to 12/31/2011.........  $11.49847    $10.65192        8,549
    01/01/2012 to 12/31/2012.........  $10.65192    $13.17581       10,521
    01/01/2013 to 12/31/2013.........  $13.17581    $13.41175        4,913
    01/01/2014 to 12/31/2014.........  $13.41175    $14.90483        5,804
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01796    $10.73720       44,209
    01/01/2011 to 12/31/2011.........  $10.73720    $10.05997       20,803
    01/01/2012 to 12/31/2012.........  $10.05997    $11.75277       15,515
    01/01/2013 to 12/31/2013.........  $11.75277    $14.87450        9,700
    01/01/2014 to 02/07/2014.........  $14.87450    $14.62066            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99121    $10.72163       26,329
    01/01/2011 to 12/31/2011.........  $10.72163    $ 9.88213       13,186
    01/01/2012 to 12/31/2012.........  $ 9.88213    $11.53551       18,556
    01/01/2013 to 12/31/2013.........  $11.53551    $15.02752       18,917
    01/01/2014 to 12/31/2014.........  $15.02752    $16.58454       13,744
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01928    $11.36976       50,219
    01/01/2011 to 12/31/2011.........  $11.36976    $10.76129       40,255
    01/01/2012 to 12/31/2012.........  $10.76129    $12.55624       33,008
    01/01/2013 to 12/31/2013.........  $12.55624    $16.19167       22,614
    01/01/2014 to 12/31/2014.........  $16.19167    $17.61574       28,716

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98771    $10.65857      225,964
    01/01/2011 to 12/31/2011.........  $10.65857    $10.34518      147,454
    01/01/2012 to 12/31/2012.........  $10.34518    $11.11353      103,290
    01/01/2013 to 12/31/2013.........  $11.11353    $11.90604       51,885
    01/01/2014 to 12/31/2014.........  $11.90604    $12.08366       82,864
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96459    $11.44456       94,641
    01/01/2011 to 12/31/2011.........  $11.44456    $11.30993       41,071
    01/01/2012 to 12/31/2012.........  $11.30993    $12.76351       31,161
    01/01/2013 to 12/31/2013.........  $12.76351    $17.28357       90,823
    01/01/2014 to 12/31/2014.........  $17.28357    $18.07377      166,317
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98557    $10.62574       24,907
    01/01/2011 to 12/31/2011.........  $10.62574    $10.31479       10,609
    01/01/2012 to 12/31/2012.........  $10.31479    $11.41003       30,132
    01/01/2013 to 12/31/2013.........  $11.41003    $14.98514       14,322
    01/01/2014 to 12/31/2014.........  $14.98514    $14.84571       21,676
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98394    $10.71987       75,583
    01/01/2011 to 12/31/2011.........  $10.71987    $10.78949       80,740
    01/01/2012 to 12/31/2012.........  $10.78949    $11.98506       32,851
    01/01/2013 to 12/31/2013.........  $11.98506    $12.53095       41,481
    01/01/2014 to 12/31/2014.........  $12.53095    $12.53665       45,865
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $11.21224       36,793
    01/01/2011 to 12/31/2011.........  $11.21224    $ 9.52422       23,113
    01/01/2012 to 12/31/2012.........  $ 9.52422    $11.18271       28,321
    01/01/2013 to 12/31/2013.........  $11.18271    $12.98759       15,968
    01/01/2014 to 12/31/2014.........  $12.98759    $11.96938       13,433

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92866    $10.75268       30,014
    01/01/2011 to 12/31/2011.........  $10.75268    $ 9.17316       19,353
    01/01/2012 to 12/31/2012.........  $ 9.17316    $10.44038       11,831
    01/01/2013 to 12/31/2013.........  $10.44038    $12.16729        4,612
    01/01/2014 to 12/31/2014.........  $12.16729    $11.07349        6,281
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97620    $10.82869      341,662
    01/01/2011 to 12/31/2011.........  $10.82869    $10.50361      210,711
    01/01/2012 to 12/31/2012.........  $10.50361    $11.63772      164,830
    01/01/2013 to 12/31/2013.........  $11.63772    $13.20113       77,929
    01/01/2014 to 12/31/2014.........  $13.20113    $13.69735       99,223
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92131    $10.51577       34,974
    01/01/2011 to 12/31/2011.........  $10.51577    $ 9.31972       17,022
    01/01/2012 to 12/31/2012.........  $ 9.31972    $11.08286       17,036
    01/01/2013 to 12/31/2013.........  $11.08286    $12.47210       12,129
    01/01/2014 to 12/31/2014.........  $12.47210    $11.39201       16,267
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54573      238,911
    01/01/2011 to 12/31/2011.........  $10.54573    $10.31175      152,120
    01/01/2012 to 12/31/2012.........  $10.31175    $11.13698      105,154
    01/01/2013 to 12/31/2013.........  $11.13698    $12.06278       40,659
    01/01/2014 to 12/31/2014.........  $12.06278    $12.40833       74,831
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97081    $10.73371       15,327
    01/01/2011 to 12/31/2011.........  $10.73371    $10.54054        5,284
    01/01/2012 to 12/31/2012.........  $10.54054    $11.84341        9,256
    01/01/2013 to 12/31/2013.........  $11.84341    $15.76964        9,312
    01/01/2014 to 12/31/2014.........  $15.76964    $16.84537       12,912

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98995    $10.57650       24,005
    01/01/2011 to 12/31/2011.........  $10.57650    $ 9.88604       16,219
    01/01/2012 to 12/31/2012.........  $ 9.88604    $11.27190       13,356
    01/01/2013 to 12/31/2013.........  $11.27190    $15.37897       23,784
    01/01/2014 to 12/31/2014.........  $15.37897    $17.06442       19,246
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99207    $11.26074       53,828
    01/01/2011 to 12/31/2011.........  $11.26074    $10.88492       32,765
    01/01/2012 to 12/31/2012.........  $10.88492    $11.92027       55,743
    01/01/2013 to 12/31/2013.........  $11.92027    $15.88576       19,055
    01/01/2014 to 12/31/2014.........  $15.88576    $17.13764       25,866
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98814    $10.77863       51,631
    01/01/2011 to 12/31/2011.........  $10.77863    $11.58447       56,121
    01/01/2012 to 12/31/2012.........  $11.58447    $11.97025       58,566
    01/01/2013 to 12/31/2013.........  $11.97025    $11.44337       28,090
    01/01/2014 to 12/31/2014.........  $11.44337    $11.87618       21,518
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98709    $10.85175       45,594
    01/01/2011 to 12/31/2011.........  $10.85175    $10.25460       25,192
    01/01/2012 to 12/31/2012.........  $10.25460    $12.31152       44,434
    01/01/2013 to 12/31/2013.........  $12.31152    $15.32895      250,442
    01/01/2014 to 12/31/2014.........  $15.32895    $15.49628      390,677
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.82739       11,152
    01/01/2011 to 12/31/2011.........  $10.82739    $10.49984        7,990
    01/01/2012 to 12/31/2012.........  $10.49984    $11.99213       13,797
    01/01/2013 to 12/31/2013.........  $11.99213    $15.99255       13,770
    01/01/2014 to 12/31/2014.........  $15.99255    $16.95954       17,533

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99797    $10.16591            0
    01/01/2013 to 12/31/2013.........  $10.16591    $13.33883        1,838
    01/01/2014 to 12/31/2014.........  $13.33883    $14.34158        4,476
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $11.45566       20,289
    01/01/2011 to 12/31/2011.........  $11.45566    $10.78976       17,086
    01/01/2012 to 12/31/2012.........  $10.78976    $12.46281       11,167
    01/01/2013 to 12/31/2013.........  $12.46281    $16.09848       12,525
    01/01/2014 to 12/31/2014.........  $16.09848    $18.05487       10,400
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99797    $ 9.80382       85,277
    01/01/2011 to 12/31/2011.........  $ 9.80382    $ 9.56603      104,231
    01/01/2012 to 12/31/2012.........  $ 9.56603    $ 9.33180       59,497
    01/01/2013 to 12/31/2013.........  $ 9.33180    $ 9.10326       23,231
    01/01/2014 to 12/31/2014.........  $ 9.10326    $ 8.88014       18,379
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99052    $11.18938       42,785
    01/01/2011 to 12/31/2011.........  $11.18938    $10.64447       24,128
    01/01/2012 to 12/31/2012.........  $10.64447    $12.16168       21,619
    01/01/2013 to 12/31/2013.........  $12.16168    $16.84763       25,421
    01/01/2014 to 12/31/2014.........  $16.84763    $18.77699       38,138
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02787    $10.05654            0
    01/01/2012 to 12/31/2012.........  $10.05654    $10.28770        1,309
    01/01/2013 to 12/31/2013.........  $10.28770    $ 9.75126          836
    01/01/2014 to 12/31/2014.........  $ 9.75126    $10.00237        3,831

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95826    $11.87634       59,541
    01/01/2011 to 12/31/2011.........  $11.87634    $11.78118       26,730
    01/01/2012 to 12/31/2012.........  $11.78118    $12.91513       22,976
    01/01/2013 to 12/31/2013.........  $12.91513    $16.70727      173,528
    01/01/2014 to 12/31/2014.........  $16.70727    $17.59191      258,052
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97239    $11.38176       16,063
    01/01/2011 to 04/29/2011.........  $11.38176    $12.73250            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.26668       41,111
    01/01/2013 to 12/31/2013.........  $10.26668    $11.90955       14,343
    01/01/2014 to 12/31/2014.........  $11.90955    $12.21473        8,586
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93844    $11.62845      130,854
    01/01/2011 to 12/31/2011.........  $11.62845    $ 9.04437       81,312
    01/01/2012 to 12/31/2012.........  $ 9.04437    $10.40420       66,882
    01/01/2013 to 12/31/2013.........  $10.40420    $10.17201       36,025
    01/01/2014 to 12/31/2014.........  $10.17201    $ 9.45806       36,857
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00739    $10.04039       63,236
    01/01/2011 to 12/31/2011.........  $10.04039    $10.01505       45,426
    01/01/2012 to 12/31/2012.........  $10.01505    $10.22803       49,538
    01/01/2013 to 12/31/2013.........  $10.22803    $ 9.76064       94,443
    01/01/2014 to 12/31/2014.........  $ 9.76064    $ 9.51233      123,171
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00631    $10.31195      622,197
    01/01/2011 to 12/31/2011.........  $10.31195    $10.37954      456,300
    01/01/2012 to 12/31/2012.........  $10.37954    $11.06872      345,283
    01/01/2013 to 12/31/2013.........  $11.06872    $10.59913      206,735
    01/01/2014 to 12/31/2014.........  $10.59913    $10.77703      217,756

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98893    $10.55451      912,631
    01/01/2011 to 12/31/2011.........  $10.55451    $10.39894      867,086
    01/01/2012 to 12/31/2012.........  $10.39894    $11.19608      823,343
    01/01/2013 to 12/31/2013.........  $11.19608    $11.92788      359,644
    01/01/2014 to 12/31/2014.........  $11.92788    $12.30764      365,749
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01788    $10.05643        1,632
    01/01/2012 to 12/31/2012.........  $10.05643    $10.50712        7,271
    01/01/2013 to 12/31/2013.........  $10.50712    $10.01269        8,073
    01/01/2014 to 12/31/2014.........  $10.01269    $10.35944       12,604
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96296    $11.46234      817,470
    01/01/2011 to 12/31/2011.........  $11.46234    $10.48701      565,331
    01/01/2012 to 12/31/2012.........  $10.48701    $11.55136      525,857
    01/01/2013 to 12/31/2013.........  $11.55136    $13.18697      317,423
    01/01/2014 to 12/31/2014.........  $13.18697    $14.04719      330,365
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.84746        7,009
    01/01/2011 to 12/31/2011.........  $10.84746    $10.94802        4,463
    01/01/2012 to 12/31/2012.........  $10.94802    $12.68749        5,825
    01/01/2013 to 12/31/2013.........  $12.68749    $16.39033        4,673
    01/01/2014 to 12/31/2014.........  $16.39033    $18.74107        3,887
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.85121            0
    01/01/2012 to 12/31/2012.........  $ 8.85121    $ 9.77011            0
    01/01/2013 to 12/31/2013.........  $ 9.77011    $11.66555            0
    01/01/2014 to 12/31/2014.........  $11.66555    $12.11951            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98702    $10.74242      311,912
    01/01/2011 to 12/31/2011.........  $10.74242    $10.28929      241,024
    01/01/2012 to 12/31/2012.........  $10.28929    $11.06887      177,803
    01/01/2013 to 12/31/2013.........  $11.06887    $12.14092       86,879
    01/01/2014 to 12/31/2014.........  $12.14092    $12.45207      127,810

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.92906       570,607
    01/01/2011 to 12/31/2011.........  $10.92906    $10.40712       312,482
    01/01/2012 to 12/31/2012.........  $10.40712    $11.76622       290,473
    01/01/2013 to 12/31/2013.........  $11.76622    $13.55097       188,522
    01/01/2014 to 12/31/2014.........  $13.55097    $13.93711       252,092
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98185    $10.72160     1,021,850
    01/01/2011 to 12/31/2011.........  $10.72160    $10.10574       781,192
    01/01/2012 to 12/31/2012.........  $10.10574    $10.95563       780,262
    01/01/2013 to 12/31/2013.........  $10.95563    $12.22641       551,473
    01/01/2014 to 12/31/2014.........  $12.22641    $12.28900       412,273
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97129    $12.10887        33,912
    01/01/2011 to 12/31/2011.........  $12.10887    $10.26372        33,764
    01/01/2012 to 12/31/2012.........  $10.26372    $12.02157        22,467
    01/01/2013 to 12/31/2013.........  $12.02157    $16.51317        12,832
    01/01/2014 to 12/31/2014.........  $16.51317    $16.90455        15,327
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96034    $12.56702        45,553
    01/01/2011 to 12/31/2011.........  $12.56702    $12.13960        23,037
    01/01/2012 to 12/31/2012.........  $12.13960    $13.28352        29,382
    01/01/2013 to 12/31/2013.........  $13.28352    $17.51609        16,872
    01/01/2014 to 12/31/2014.........  $17.51609    $17.73947        16,895
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96377    $11.42118        38,857
    01/01/2011 to 12/31/2011.........  $11.42118    $10.47587        19,315
    01/01/2012 to 12/31/2012.........  $10.47587    $12.07466        28,319
    01/01/2013 to 12/31/2013.........  $12.07466    $16.18447        27,508
    01/01/2014 to 12/31/2014.........  $16.18447    $16.61963        25,283

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99166    $10.65016      702,454
    01/01/2011 to 12/31/2011.........  $10.65016    $10.59574      558,590
    01/01/2012 to 12/31/2012.........  $10.59574    $11.73064      483,571
    01/01/2013 to 12/31/2013.........  $11.73064    $13.36952      331,507
    01/01/2014 to 12/31/2014.........  $13.36952    $13.80879      338,148
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98530    $10.49613       28,621
    01/01/2011 to 12/31/2011.........  $10.49613    $10.07151       29,967
    01/01/2012 to 12/31/2012.........  $10.07151    $11.51919       25,122
    01/01/2013 to 12/31/2013.........  $11.51919    $14.57283       20,594
    01/01/2014 to 12/31/2014.........  $14.57283    $15.27731       25,194
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97054    $11.09254       98,460
    01/01/2011 to 12/31/2011.........  $11.09254    $10.63770       65,252
    01/01/2012 to 12/31/2012.........  $10.63770    $12.20110       78,203
    01/01/2013 to 12/31/2013.........  $12.20110    $17.14257      160,881
    01/01/2014 to 12/31/2014.........  $17.14257    $18.11822      201,746
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85922    $11.43090      183,850
    01/01/2011 to 12/31/2011.........  $11.43090    $ 9.48762      118,919
    01/01/2012 to 12/31/2012.........  $ 9.48762    $ 9.58963       80,259
    01/01/2013 to 12/31/2013.........  $ 9.58963    $10.79343       37,681
    01/01/2014 to 12/31/2014.........  $10.79343    $ 9.64854       47,806
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97965    $10.27029       26,234
    01/01/2011 to 12/31/2011.........  $10.27029    $10.43240       30,635
    01/01/2012 to 12/31/2012.........  $10.43240    $10.70810       14,739
    01/01/2013 to 12/31/2013.........  $10.70810    $10.05368        4,933
    01/01/2014 to 12/31/2014.........  $10.05368    $ 9.86192        6,787

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.78899        16,039
    01/01/2012 to 12/31/2012.........  $ 8.78899    $ 9.51705         6,547
    01/01/2013 to 12/31/2013.........  $ 9.51705    $11.18739        50,917
    01/01/2014 to 12/31/2014.........  $11.18739    $11.51400        58,403
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.35895       123,918
    01/01/2011 to 12/31/2011.........  $10.35895    $10.71447        80,875
    01/01/2012 to 12/31/2012.........  $10.71447    $11.27233        70,859
    01/01/2013 to 12/31/2013.........  $11.27233    $10.83198       287,441
    01/01/2014 to 12/31/2014.........  $10.83198    $11.32715       470,275
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97049    $10.59823     1,028,675
    01/01/2011 to 12/31/2011.........  $10.59823    $10.16626       659,614
    01/01/2012 to 09/21/2012.........  $10.16626    $11.32227             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH COMBO 5% AND HAV (2.65%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96709    $10.73250     2,607,318
    01/01/2011 to 12/31/2011.........  $10.73250    $10.17073     4,239,341
    01/01/2012 to 12/31/2012.........  $10.17073    $11.14493     6,194,491
    01/01/2013 to 12/31/2013.........  $11.14493    $11.93170     6,373,739
    01/01/2014 to 12/31/2014.........  $11.93170    $12.05900     5,796,295
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97777    $10.83775     2,204,063
    01/01/2011 to 12/31/2011.........  $10.83775    $10.56281     4,356,169
    01/01/2012 to 12/31/2012.........  $10.56281    $11.68600     7,609,369
    01/01/2013 to 12/31/2013.........  $11.68600    $13.25989     7,834,515
    01/01/2014 to 12/31/2014.........  $13.25989    $13.69694     7,468,668
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00630    $10.73316       113,776
    01/01/2011 to 12/31/2011.........  $10.73316    $10.82243       197,585
    01/01/2012 to 05/04/2012.........  $10.82243    $11.71793             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98805    $10.69113     3,011,825
    01/01/2011 to 12/31/2011.........  $10.69113    $10.28178     5,332,597
    01/01/2012 to 12/31/2012.........  $10.28178    $11.25754     8,208,915
    01/01/2013 to 12/31/2013.........  $11.25754    $12.89341     8,525,474
    01/01/2014 to 12/31/2014.........  $12.89341    $13.37030     8,066,910

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99779    $ 9.10428       806,990
    01/01/2012 to 12/31/2012.........  $ 9.10428    $ 9.91691     1,943,918
    01/01/2013 to 12/31/2013.........  $ 9.91691    $10.70194     1,950,366
    01/01/2014 to 12/31/2014.........  $10.70194    $10.92829     1,907,607
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99779    $10.42723        70,509
    01/01/2014 to 12/31/2014.........  $10.42723    $10.51424        84,097
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97096    $10.50177        75,645
    01/01/2011 to 12/31/2011.........  $10.50177    $ 9.62357       114,325
    01/01/2012 to 12/31/2012.........  $ 9.62357    $10.60791       163,819
    01/01/2013 to 12/31/2013.........  $10.60791    $13.57271       187,127
    01/01/2014 to 12/31/2014.........  $13.57271    $14.56936       178,806
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97696    $10.77122     3,042,353
    01/01/2011 to 12/31/2011.........  $10.77122    $10.23176     4,508,569
    01/01/2012 to 12/31/2012.........  $10.23176    $11.32704     7,481,046
    01/01/2013 to 12/31/2013.........  $11.32704    $13.52792     8,144,806
    01/01/2014 to 12/31/2014.........  $13.52792    $14.09066     8,188,275
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99779    $11.56161        18,728
    01/01/2014 to 12/31/2014.........  $11.56161    $12.78708        37,800
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95918    $11.71858       133,723
    01/01/2011 to 12/31/2011.........  $11.71858    $12.16046       197,922
    01/01/2012 to 12/31/2012.........  $12.16046    $13.65459       328,967
    01/01/2013 to 12/31/2013.........  $13.65459    $13.70926       327,378
    01/01/2014 to 12/31/2014.........  $13.70926    $17.47202       297,918

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99779    $ 9.62212        82,966
    01/01/2014 to 12/31/2014.........  $ 9.62212    $ 9.84515       120,421
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97527    $10.95228     1,431,400
    01/01/2011 to 12/31/2011.........  $10.95228    $10.50216     3,032,510
    01/01/2012 to 12/31/2012.........  $10.50216    $11.31067     4,832,563
    01/01/2013 to 12/31/2013.........  $11.31067    $12.63622     5,486,700
    01/01/2014 to 12/31/2014.........  $12.63622    $12.68900     4,715,513
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99779    $10.81934       913,874
    01/01/2011 to 12/31/2011.........  $10.81934    $10.27269     1,978,648
    01/01/2012 to 12/31/2012.........  $10.27269    $11.36370     3,526,680
    01/01/2013 to 12/31/2013.........  $11.36370    $13.18933     3,734,190
    01/01/2014 to 12/31/2014.........  $13.18933    $13.57410     3,651,173
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99780    $10.67407     5,269,795
    01/01/2013 to 12/31/2013.........  $10.67407    $12.93425     5,554,950
    01/01/2014 to 12/31/2014.........  $12.93425    $12.99162     5,203,551
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99779    $10.74149       239,581
    01/01/2014 to 12/31/2014.........  $10.74149    $10.72441       245,505
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96946    $11.47951        56,998
    01/01/2011 to 12/31/2011.........  $11.47951    $10.61265        93,524
    01/01/2012 to 12/31/2012.........  $10.61265    $13.10012       154,538
    01/01/2013 to 12/31/2013.........  $13.10012    $13.30738       178,127
    01/01/2014 to 12/31/2014.........  $13.30738    $14.75863       163,197

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01779    $10.71951       108,207
    01/01/2011 to 12/31/2011.........  $10.71951    $10.02285       170,674
    01/01/2012 to 12/31/2012.........  $10.02285    $11.68525       248,683
    01/01/2013 to 12/31/2013.........  $11.68525    $14.75879       256,623
    01/01/2014 to 02/07/2014.........  $14.75879    $14.50381             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99104    $10.70391        95,897
    01/01/2011 to 12/31/2011.........  $10.70391    $ 9.84561       108,044
    01/01/2012 to 12/31/2012.........  $ 9.84561    $11.46924       164,947
    01/01/2013 to 12/31/2013.........  $11.46924    $14.91069       180,421
    01/01/2014 to 12/31/2014.........  $14.91069    $16.42190       185,131
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01911    $11.35110       184,610
    01/01/2011 to 12/31/2011.........  $11.35110    $10.72176       204,399
    01/01/2012 to 12/31/2012.........  $10.72176    $12.48443       315,523
    01/01/2013 to 12/31/2013.........  $12.48443    $16.06629       366,027
    01/01/2014 to 12/31/2014.........  $16.06629    $17.44354       356,541
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98754    $10.64093     1,152,390
    01/01/2011 to 12/31/2011.........  $10.64093    $10.30697     2,246,399
    01/01/2012 to 12/31/2012.........  $10.30697    $11.04976     3,530,504
    01/01/2013 to 12/31/2013.........  $11.04976    $11.81336     3,476,933
    01/01/2014 to 12/31/2014.........  $11.81336    $11.96511     3,155,584
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96442    $11.42557       171,284
    01/01/2011 to 12/31/2011.........  $11.42557    $11.26813       248,551
    01/01/2012 to 12/31/2012.........  $11.26813    $12.69009       365,989
    01/01/2013 to 12/31/2013.........  $12.69009    $17.14902       398,969
    01/01/2014 to 12/31/2014.........  $17.14902    $17.89632       406,716

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98540    $10.60814         23,051
    01/01/2011 to 12/31/2011.........  $10.60814    $10.27671        139,257
    01/01/2012 to 12/31/2012.........  $10.27671    $11.34461        234,111
    01/01/2013 to 12/31/2013.........  $11.34461    $14.86856        206,389
    01/01/2014 to 12/31/2014.........  $14.86856    $14.70015        187,743
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98377    $10.70219        110,533
    01/01/2011 to 12/31/2011.........  $10.70219    $10.74978        210,383
    01/01/2012 to 12/31/2012.........  $10.74978    $11.91634        399,969
    01/01/2013 to 12/31/2013.........  $11.91634    $12.43356        391,075
    01/01/2014 to 12/31/2014.........  $12.43356    $12.41372        395,384
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92862    $11.19364         60,668
    01/01/2011 to 12/31/2011.........  $11.19364    $ 9.48900        134,692
    01/01/2012 to 12/31/2012.........  $ 9.48900    $11.11855        200,665
    01/01/2013 to 12/31/2013.........  $11.11855    $12.88679        210,468
    01/01/2014 to 12/31/2014.........  $12.88679    $11.85214        231,201
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92849    $10.73490         75,016
    01/01/2011 to 12/31/2011.........  $10.73490    $ 9.13924        108,766
    01/01/2012 to 12/31/2012.........  $ 9.13924    $10.38038        155,524
    01/01/2013 to 12/31/2013.........  $10.38038    $12.07267        145,297
    01/01/2014 to 12/31/2014.........  $12.07267    $10.96478        156,094
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00602    $10.54049          1,140
    01/01/2011 to 12/31/2011.........  $10.54049    $11.53880     15,464,438
    01/01/2012 to 12/31/2012.........  $11.53880    $12.28868      7,485,052
    01/01/2013 to 12/31/2013.........  $12.28868    $11.58223      2,361,373
    01/01/2014 to 12/31/2014.........  $11.58223    $12.03404      3,082,363

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97603    $10.81090       837,082
    01/01/2011 to 12/31/2011.........  $10.81090    $10.46494     1,426,639
    01/01/2012 to 12/31/2012.........  $10.46494    $11.57098     2,617,414
    01/01/2013 to 12/31/2013.........  $11.57098    $13.09846     2,715,029
    01/01/2014 to 12/31/2014.........  $13.09846    $13.56294     2,462,759
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92114    $10.49844       146,439
    01/01/2011 to 12/31/2011.........  $10.49844    $ 9.28539       214,482
    01/01/2012 to 12/31/2012.........  $ 9.28539    $11.01934       305,947
    01/01/2013 to 12/31/2013.........  $11.01934    $12.37519       329,642
    01/01/2014 to 12/31/2014.........  $12.37519    $11.28033       368,510
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99779    $10.52832       921,227
    01/01/2011 to 12/31/2011.........  $10.52832    $10.27372     2,001,048
    01/01/2012 to 12/31/2012.........  $10.27372    $11.07307     3,936,526
    01/01/2013 to 12/31/2013.........  $11.07307    $11.96897     3,306,177
    01/01/2014 to 12/31/2014.........  $11.96897    $12.28674     3,135,270
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97064    $10.71595        55,253
    01/01/2011 to 12/31/2011.........  $10.71595    $10.50154       132,378
    01/01/2012 to 12/31/2012.........  $10.50154    $11.77530       209,722
    01/01/2013 to 12/31/2013.........  $11.77530    $15.64685       221,096
    01/01/2014 to 12/31/2014.........  $15.64685    $16.67993       264,855
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98978    $10.55912        37,714
    01/01/2011 to 12/31/2011.........  $10.55912    $ 9.84961        47,578
    01/01/2012 to 12/31/2012.........  $ 9.84961    $11.20732        69,207
    01/01/2013 to 12/31/2013.........  $11.20732    $15.25943       147,400
    01/01/2014 to 12/31/2014.........  $15.25943    $16.89710       194,934

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99190    $11.24220      133,562
    01/01/2011 to 12/31/2011.........  $11.24220    $10.84477      187,503
    01/01/2012 to 12/31/2012.........  $10.84477    $11.85183      256,231
    01/01/2013 to 12/31/2013.........  $11.85183    $15.76207      227,050
    01/01/2014 to 12/31/2014.........  $15.76207    $16.96941      402,606
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98797    $10.76076       64,881
    01/01/2011 to 12/31/2011.........  $10.76076    $11.54178      375,367
    01/01/2012 to 12/31/2012.........  $11.54178    $11.90163      799,336
    01/01/2013 to 12/31/2013.........  $11.90163    $11.35445      841,093
    01/01/2014 to 12/31/2014.........  $11.35445    $11.75977      871,325
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98692    $10.83391       85,073
    01/01/2011 to 12/31/2011.........  $10.83391    $10.21681      153,347
    01/01/2012 to 12/31/2012.........  $10.21681    $12.24103      231,475
    01/01/2013 to 12/31/2013.........  $12.24103    $15.20990      285,827
    01/01/2014 to 12/31/2014.........  $15.20990    $15.34428      309,145
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99779    $10.80961       33,620
    01/01/2011 to 12/31/2011.........  $10.80961    $10.46110       68,364
    01/01/2012 to 12/31/2012.........  $10.46110    $11.92323      154,835
    01/01/2013 to 12/31/2013.........  $11.92323    $15.86808      170,897
    01/01/2014 to 12/31/2014.........  $15.86808    $16.79310      176,483
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99780    $10.15815          162
    01/01/2013 to 12/31/2013.........  $10.15815    $13.30115       23,898
    01/01/2014 to 12/31/2014.........  $13.30115    $14.27186       61,683

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98806    $11.43683       66,535
    01/01/2011 to 12/31/2011.........  $11.43683    $10.74992      120,246
    01/01/2012 to 12/31/2012.........  $10.74992    $12.39118      192,948
    01/01/2013 to 12/31/2013.........  $12.39118    $15.97318      196,499
    01/01/2014 to 12/31/2014.........  $15.97318    $17.87763      179,010
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99780    $ 9.78749      384,493
    01/01/2011 to 12/31/2011.........  $ 9.78749    $ 9.53079      795,470
    01/01/2012 to 12/31/2012.........  $ 9.53079    $ 9.27839      815,092
    01/01/2013 to 12/31/2013.........  $ 9.27839    $ 9.03243      699,730
    01/01/2014 to 12/31/2014.........  $ 9.03243    $ 8.79316      485,524
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99035    $11.17095      121,123
    01/01/2011 to 12/31/2011.........  $11.17095    $10.60520      210,254
    01/01/2012 to 12/31/2012.........  $10.60520    $12.09193      316,073
    01/01/2013 to 12/31/2013.........  $12.09193    $16.71665      337,655
    01/01/2014 to 12/31/2014.........  $16.71665    $18.59276      307,908
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02770    $10.05299       20,540
    01/01/2012 to 12/31/2012.........  $10.05299    $10.26297       82,575
    01/01/2013 to 12/31/2013.........  $10.26297    $ 9.70796      102,816
    01/01/2014 to 12/31/2014.........  $ 9.70796    $ 9.93759      145,956
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95809    $11.85666       92,495
    01/01/2011 to 12/31/2011.........  $11.85666    $11.73773      215,587
    01/01/2012 to 12/31/2012.........  $11.73773    $12.84108      324,519
    01/01/2013 to 12/31/2013.........  $12.84108    $16.57758      324,023
    01/01/2014 to 12/31/2014.........  $16.57758    $17.41947      317,576

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97222    $11.36309         47,116
    01/01/2011 to 04/29/2011.........  $11.36309    $12.70311              0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99780    $10.25246        436,436
    01/01/2013 to 12/31/2013.........  $10.25246    $11.86864        513,817
    01/01/2014 to 12/31/2014.........  $11.86864    $12.14784        463,156
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93827    $11.60926        267,556
    01/01/2011 to 12/31/2011.........  $11.60926    $ 9.01089        389,169
    01/01/2012 to 12/31/2012.........  $ 9.01089    $10.34449        578,018
    01/01/2013 to 12/31/2013.........  $10.34449    $10.09286        590,357
    01/01/2014 to 12/31/2014.........  $10.09286    $ 9.36519        619,777
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00722    $10.02388         70,985
    01/01/2011 to 12/31/2011.........  $10.02388    $ 9.97809        210,539
    01/01/2012 to 12/31/2012.........  $ 9.97809    $10.16918        266,496
    01/01/2013 to 12/31/2013.........  $10.16918    $ 9.68440        251,734
    01/01/2014 to 12/31/2014.........  $ 9.68440    $ 9.41855        205,549
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00614    $10.29498      1,860,843
    01/01/2011 to 12/31/2011.........  $10.29498    $10.34127      3,004,507
    01/01/2012 to 12/31/2012.........  $10.34127    $11.00518      4,568,519
    01/01/2013 to 12/31/2013.........  $11.00518    $10.51669      4,613,033
    01/01/2014 to 12/31/2014.........  $10.51669    $10.67123      4,173,685
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98876    $10.53708      3,395,853
    01/01/2011 to 12/31/2011.........  $10.53708    $10.36047      7,654,853
    01/01/2012 to 12/31/2012.........  $10.36047    $11.13174     11,371,344
    01/01/2013 to 12/31/2013.........  $11.13174    $11.83502     10,551,404
    01/01/2014 to 12/31/2014.........  $11.83502    $12.18676      9,826,287

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01771    $10.05292        45,844
    01/01/2012 to 12/31/2012.........  $10.05292    $10.48178       249,288
    01/01/2013 to 12/31/2013.........  $10.48178    $ 9.96795       156,945
    01/01/2014 to 12/31/2014.........  $ 9.96795    $10.29191       247,369
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96279    $11.44353     1,885,760
    01/01/2011 to 12/31/2011.........  $11.44353    $10.44833     3,540,476
    01/01/2012 to 12/31/2012.........  $10.44833    $11.48513     5,823,776
    01/01/2013 to 12/31/2013.........  $11.48513    $13.08456     5,797,908
    01/01/2014 to 12/31/2014.........  $13.08456    $13.90949     5,198,029
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99779    $10.82950        23,171
    01/01/2011 to 12/31/2011.........  $10.82950    $10.90755        39,716
    01/01/2012 to 12/31/2012.........  $10.90755    $12.61475        83,213
    01/01/2013 to 12/31/2013.........  $12.61475    $16.26289        92,520
    01/01/2014 to 12/31/2014.........  $16.26289    $18.55708       110,079
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99779    $ 8.83900             0
    01/01/2012 to 12/31/2012.........  $ 8.83900    $ 9.73657             0
    01/01/2013 to 12/31/2013.........  $ 9.73657    $11.60165             0
    01/01/2014 to 12/31/2014.........  $11.60165    $12.02837             0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98685    $10.72465     1,315,732
    01/01/2011 to 12/31/2011.........  $10.72465    $10.25133     2,875,051
    01/01/2012 to 12/31/2012.........  $10.25133    $11.00532     4,702,376
    01/01/2013 to 12/31/2013.........  $11.00532    $12.04658     4,739,593
    01/01/2014 to 12/31/2014.........  $12.04658    $12.33012     4,483,245

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97705    $10.91101     1,191,221
    01/01/2011 to 12/31/2011.........  $10.91101    $10.36853     2,226,953
    01/01/2012 to 12/31/2012.........  $10.36853    $11.69845     3,715,053
    01/01/2013 to 12/31/2013.........  $11.69845    $13.44539     3,957,735
    01/01/2014 to 12/31/2014.........  $13.44539    $13.80017     3,815,032
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98168    $10.70383     1,846,655
    01/01/2011 to 12/31/2011.........  $10.70383    $10.06844     3,184,156
    01/01/2012 to 12/31/2012.........  $10.06844    $10.89276     4,671,671
    01/01/2013 to 12/31/2013.........  $10.89276    $12.13118     4,540,410
    01/01/2014 to 12/31/2014.........  $12.13118    $12.16820     4,150,037
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97113    $12.08899        58,577
    01/01/2011 to 12/31/2011.........  $12.08899    $10.22587       134,490
    01/01/2012 to 12/31/2012.........  $10.22587    $11.95271       200,702
    01/01/2013 to 12/31/2013.........  $11.95271    $16.38515       182,609
    01/01/2014 to 12/31/2014.........  $16.38515    $16.73910       219,628
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96018    $12.54628        81,960
    01/01/2011 to 12/31/2011.........  $12.54628    $12.09469       219,231
    01/01/2012 to 12/31/2012.........  $12.09469    $13.20715       296,633
    01/01/2013 to 12/31/2013.........  $13.20715    $17.37966       305,482
    01/01/2014 to 12/31/2014.........  $17.37966    $17.56522       335,051
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96360    $11.40240        63,907
    01/01/2011 to 12/31/2011.........  $11.40240    $10.43726       105,524
    01/01/2012 to 12/31/2012.........  $10.43726    $12.00540       182,123
    01/01/2013 to 12/31/2013.........  $12.00540    $16.05869       196,351
    01/01/2014 to 12/31/2014.........  $16.05869    $16.45684       177,782

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99149    $10.63263      3,056,476
    01/01/2011 to 12/31/2011.........  $10.63263    $10.55669      6,317,043
    01/01/2012 to 12/31/2012.........  $10.55669    $11.66351     10,361,915
    01/01/2013 to 12/31/2013.........  $11.66351    $13.26590     10,816,978
    01/01/2014 to 12/31/2014.........  $13.26590    $13.67370     10,335,887
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98513    $10.47879         59,727
    01/01/2011 to 12/31/2011.........  $10.47879    $10.03434         79,549
    01/01/2012 to 12/31/2012.........  $10.03434    $11.45309        227,896
    01/01/2013 to 12/31/2013.........  $11.45309    $14.45957        231,755
    01/01/2014 to 12/31/2014.........  $14.45957    $15.12754        228,372
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97037    $11.07430        151,662
    01/01/2011 to 12/31/2011.........  $11.07430    $10.59848        231,225
    01/01/2012 to 12/31/2012.........  $10.59848    $12.13131        362,542
    01/01/2013 to 12/31/2013.........  $12.13131    $17.00959        456,949
    01/01/2014 to 12/31/2014.........  $17.00959    $17.94075        508,972
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85905    $11.41201        334,474
    01/01/2011 to 12/31/2011.........  $11.41201    $ 9.45249        565,931
    01/01/2012 to 12/31/2012.........  $ 9.45249    $ 9.53436        873,791
    01/01/2013 to 12/31/2013.........  $ 9.53436    $10.70927        797,905
    01/01/2014 to 12/31/2014.........  $10.70927    $ 9.55363        817,944
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97948    $10.25334        102,180
    01/01/2011 to 12/31/2011.........  $10.25334    $10.39386        223,877
    01/01/2012 to 12/31/2012.........  $10.39386    $10.64670        307,319
    01/01/2013 to 12/31/2013.........  $10.64670    $ 9.97556        319,202
    01/01/2014 to 12/31/2014.........  $ 9.97556    $ 9.76535        329,147

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99779    $ 8.77697       449,407
    01/01/2012 to 12/31/2012.........  $ 8.77697    $ 9.48456     1,104,506
    01/01/2013 to 12/31/2013.........  $ 9.48456    $11.12630     1,210,338
    01/01/2014 to 12/31/2014.........  $11.12630    $11.42764     1,247,314
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99779    $10.34193       391,743
    01/01/2011 to 12/31/2011.........  $10.34193    $10.67502       772,512
    01/01/2012 to 12/31/2012.........  $10.67502    $11.20767     1,098,994
    01/01/2013 to 12/31/2013.........  $11.20767    $10.74779     1,158,910
    01/01/2014 to 12/31/2014.........  $10.74779    $11.21609     1,126,287
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97032    $10.58070     2,114,779
    01/01/2011 to 12/31/2011.........  $10.58070    $10.12864     3,360,673
    01/01/2012 to 09/21/2012.........  $10.12864    $11.26346             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.85%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96692    $10.71479       65,957
    01/01/2011 to 12/31/2011.........  $10.71479    $10.13316       52,488
    01/01/2012 to 12/31/2012.........  $10.13316    $11.08102       39,919
    01/01/2013 to 12/31/2013.........  $11.08102    $11.83902       27,001
    01/01/2014 to 12/31/2014.........  $11.83902    $11.94081       13,550
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97760    $10.81979       28,585
    01/01/2011 to 12/31/2011.........  $10.81979    $10.52381       12,812
    01/01/2012 to 12/31/2012.........  $10.52381    $11.61881        8,700
    01/01/2013 to 12/31/2013.........  $11.61881    $13.15667        8,076
    01/01/2014 to 12/31/2014.........  $13.15667    $13.56243        5,958
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00613    $10.71544          106
    01/01/2011 to 12/31/2011.........  $10.71544    $10.78236          757
    01/01/2012 to 05/04/2012.........  $10.78236    $11.66627            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98788    $10.67348       59,168
    01/01/2011 to 12/31/2011.........  $10.67348    $10.24378       28,237
    01/01/2012 to 12/31/2012.........  $10.24378    $11.19285       26,329
    01/01/2013 to 12/31/2013.........  $11.19285    $12.79292        8,741
    01/01/2014 to 12/31/2014.........  $12.79292    $13.23890        5,793

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99762    $ 9.09166        2,145
    01/01/2012 to 12/31/2012.........  $ 9.09166    $ 9.88283          863
    01/01/2013 to 12/31/2013.........  $ 9.88283    $10.64329       10,103
    01/01/2014 to 12/31/2014.........  $10.64329    $10.84619          985
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99762    $10.41265        1,416
    01/01/2014 to 12/31/2014.........  $10.41265    $10.47787        1,014
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.50819          392
    01/01/2011 to 12/31/2011.........  $10.50819    $11.37404       86,475
    01/01/2012 to 12/31/2012.........  $11.37404    $11.61498       79,012
    01/01/2013 to 12/31/2013.........  $11.61498    $11.05171       61,812
    01/01/2014 to 12/31/2014.........  $11.05171    $10.89015       27,564
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00633    $10.55075            0
    01/01/2011 to 12/31/2011.........  $10.55075    $11.64275       64,316
    01/01/2012 to 12/31/2012.........  $11.64275    $11.95683       74,618
    01/01/2013 to 12/31/2013.........  $11.95683    $11.25098       64,256
    01/01/2014 to 12/31/2014.........  $11.25098    $11.22140       49,120
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.55355            0
    01/01/2011 to 12/31/2011.........  $10.55355    $11.89119            0
    01/01/2012 to 12/31/2012.........  $11.89119    $12.22857        5,676
    01/01/2013 to 12/31/2013.........  $12.22857    $11.30601        7,260
    01/01/2014 to 12/31/2014.........  $11.30601    $11.45215        6,768

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00845    $10.58415            0
    01/01/2011 to 12/31/2011.........  $10.58415    $12.20355            0
    01/01/2012 to 12/31/2012.........  $12.20355    $12.60428            0
    01/01/2013 to 12/31/2013.........  $12.60428    $11.44718        1,970
    01/01/2014 to 12/31/2014.........  $11.44718    $11.80588        4,801
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00738    $10.68500            0
    01/01/2011 to 12/31/2011.........  $10.68500    $12.48861      180,841
    01/01/2012 to 12/31/2012.........  $12.48861    $12.95637      189,205
    01/01/2013 to 12/31/2013.........  $12.95637    $11.70587      163,203
    01/01/2014 to 12/31/2014.........  $11.70587    $12.24566      150,949
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99762    $11.89255      121,045
    01/01/2012 to 12/31/2012.........  $11.89255    $12.22859      157,360
    01/01/2013 to 12/31/2013.........  $12.22859    $10.72225       90,260
    01/01/2014 to 12/31/2014.........  $10.72225    $11.49686       59,785
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99684    $10.28760            0
    01/01/2013 to 12/31/2013.........  $10.28760    $ 8.97494      126,844
    01/01/2014 to 12/31/2014.........  $ 8.97494    $ 9.81954       57,792
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99842    $ 8.65594       91,344
    01/01/2014 to 12/31/2014.........  $ 8.65594    $ 9.63637       52,153
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99842    $11.18213        5,405

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97079    $10.48449          640
    01/01/2011 to 12/31/2011.........  $10.48449    $ 9.58791          714
    01/01/2012 to 12/31/2012.........  $ 9.58791    $10.54673          135
    01/01/2013 to 12/31/2013.........  $10.54673    $13.46677          285
    01/01/2014 to 12/31/2014.........  $13.46677    $14.42599          301
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97679    $10.75348       34,654
    01/01/2011 to 12/31/2011.........  $10.75348    $10.19398       12,858
    01/01/2012 to 12/31/2012.........  $10.19398    $11.26197       11,473
    01/01/2013 to 12/31/2013.........  $11.26197    $13.42260        5,197
    01/01/2014 to 12/31/2014.........  $13.42260    $13.95227       45,328
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99762    $11.54138            0
    01/01/2014 to 12/31/2014.........  $11.54138    $12.73848        2,838
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95901    $11.69924        4,041
    01/01/2011 to 12/31/2011.........  $11.69924    $12.11554        3,791
    01/01/2012 to 12/31/2012.........  $12.11554    $13.57614        2,991
    01/01/2013 to 12/31/2013.........  $13.57614    $13.60247          951
    01/01/2014 to 12/31/2014.........  $13.60247    $17.30036        1,337
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99762    $ 9.60855            0
    01/01/2014 to 12/31/2014.........  $ 9.60855    $ 9.81094            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97510    $10.93402       53,315
    01/01/2011 to 12/31/2011.........  $10.93402    $10.46307       25,658
    01/01/2012 to 12/31/2012.........  $10.46307    $11.24533       22,313
    01/01/2013 to 12/31/2013.........  $11.24533    $12.53754        5,227
    01/01/2014 to 12/31/2014.........  $12.53754    $12.56409        6,849
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.80147       21,344
    01/01/2011 to 12/31/2011.........  $10.80147    $10.23474       11,118
    01/01/2012 to 12/31/2012.........  $10.23474    $11.29828        7,628
    01/01/2013 to 12/31/2013.........  $11.29828    $13.08651        5,661
    01/01/2014 to 12/31/2014.........  $13.08651    $13.44069        3,202
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99763    $10.65915       15,943
    01/01/2013 to 12/31/2013.........  $10.65915    $12.88965        9,108
    01/01/2014 to 12/31/2014.........  $12.88965    $12.92027        9,703
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99762    $10.72647            0
    01/01/2014 to 12/31/2014.........  $10.72647    $10.68749            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96930    $11.46056        1,300
    01/01/2011 to 12/31/2011.........  $11.46056    $10.57335        1,180
    01/01/2012 to 12/31/2012.........  $10.57335    $13.02482          376
    01/01/2013 to 12/31/2013.........  $13.02482    $13.20363          271
    01/01/2014 to 12/31/2014.........  $13.20363    $14.61342           74

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01762    $10.70161          105
    01/01/2011 to 12/31/2011.........  $10.70161    $ 9.98567           30
    01/01/2012 to 12/31/2012.........  $ 9.98567    $11.61790          993
    01/01/2013 to 12/31/2013.........  $11.61790    $14.64349           45
    01/01/2014 to 02/07/2014.........  $14.64349    $14.38741            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99087    $10.68611        1,105
    01/01/2011 to 12/31/2011.........  $10.68611    $ 9.80906          106
    01/01/2012 to 12/31/2012.........  $ 9.80906    $11.40311          285
    01/01/2013 to 12/31/2013.........  $11.40311    $14.79435           22
    01/01/2014 to 12/31/2014.........  $14.79435    $16.26028        1,975
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01895    $11.33239        8,492
    01/01/2011 to 12/31/2011.........  $11.33239    $10.68206        3,696
    01/01/2012 to 12/31/2012.........  $10.68206    $12.41256        5,220
    01/01/2013 to 12/31/2013.........  $12.41256    $15.94091        1,444
    01/01/2014 to 12/31/2014.........  $15.94091    $17.27179        5,149
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98737    $10.62339       10,538
    01/01/2011 to 12/31/2011.........  $10.62339    $10.26874       14,870
    01/01/2012 to 12/31/2012.........  $10.26874    $10.98621        9,942
    01/01/2013 to 12/31/2013.........  $10.98621    $11.72130        4,728
    01/01/2014 to 12/31/2014.........  $11.72130    $11.84736        1,149
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96425    $11.40677          462
    01/01/2011 to 12/31/2011.........  $11.40677    $11.22652          746
    01/01/2012 to 12/31/2012.........  $11.22652    $12.61720          358
    01/01/2013 to 12/31/2013.........  $12.61720    $17.01542          134
    01/01/2014 to 12/31/2014.........  $17.01542    $17.72034          478

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98523    $10.59052        8,669
    01/01/2011 to 12/31/2011.........  $10.59052    $10.23858        1,457
    01/01/2012 to 12/31/2012.........  $10.23858    $11.27923          839
    01/01/2013 to 12/31/2013.........  $11.27923    $14.75260            0
    01/01/2014 to 12/31/2014.........  $14.75260    $14.55531            0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98360    $10.68442       14,187
    01/01/2011 to 12/31/2011.........  $10.68442    $10.70991        1,256
    01/01/2012 to 12/31/2012.........  $10.70991    $11.84774        2,491
    01/01/2013 to 12/31/2013.........  $11.84774    $12.33661        1,290
    01/01/2014 to 12/31/2014.........  $12.33661    $12.29161          131
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92845    $11.17518        1,361
    01/01/2011 to 12/31/2011.........  $11.17518    $ 9.45384        3,802
    01/01/2012 to 12/31/2012.........  $ 9.45384    $11.05449        1,800
    01/01/2013 to 12/31/2013.........  $11.05449    $12.78613        1,317
    01/01/2014 to 12/31/2014.........  $12.78613    $11.73533          183
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92832    $10.71728        2,267
    01/01/2011 to 12/31/2011.........  $10.71728    $ 9.10544        1,743
    01/01/2012 to 12/31/2012.........  $ 9.10544    $10.32066        1,214
    01/01/2013 to 12/31/2013.........  $10.32066    $11.97862        1,021
    01/01/2014 to 12/31/2014.........  $11.97862    $10.85702           85
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97586    $10.79298       37,946
    01/01/2011 to 12/31/2011.........  $10.79298    $10.42624       10,560
    01/01/2012 to 12/31/2012.........  $10.42624    $11.50445        4,711
    01/01/2013 to 12/31/2013.........  $11.50445    $12.99642       10,464
    01/01/2014 to 12/31/2014.........  $12.99642    $13.42958        2,673

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92098    $10.48104       1,298
    01/01/2011 to 12/31/2011.........  $10.48104    $ 9.25102         264
    01/01/2012 to 12/31/2012.........  $ 9.25102    $10.95594         161
    01/01/2013 to 12/31/2013.........  $10.95594    $12.27891         118
    01/01/2014 to 12/31/2014.........  $12.27891    $11.16964          88
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.51084       5,157
    01/01/2011 to 12/31/2011.........  $10.51084    $10.23563       3,085
    01/01/2012 to 12/31/2012.........  $10.23563    $11.00927       2,937
    01/01/2013 to 12/31/2013.........  $11.00927    $11.87556       1,406
    01/01/2014 to 12/31/2014.........  $11.87556    $12.16579       1,648
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97047    $10.69825       4,046
    01/01/2011 to 12/31/2011.........  $10.69825    $10.46276         726
    01/01/2012 to 12/31/2012.........  $10.46276    $11.70771         201
    01/01/2013 to 12/31/2013.........  $11.70771    $15.52518         165
    01/01/2014 to 12/31/2014.........  $15.52518    $16.51630          96
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98961    $10.54160           0
    01/01/2011 to 12/31/2011.........  $10.54160    $ 9.81310           0
    01/01/2012 to 12/31/2012.........  $ 9.81310    $11.14272         429
    01/01/2013 to 12/31/2013.........  $11.14272    $15.14051         304
    01/01/2014 to 12/31/2014.........  $15.14051    $16.73104         581
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99173    $11.22357       6,261
    01/01/2011 to 12/31/2011.........  $11.22357    $10.80470       3,049
    01/01/2012 to 12/31/2012.........  $10.80470    $11.78377       2,181
    01/01/2013 to 12/31/2013.........  $11.78377    $15.63949         830
    01/01/2014 to 12/31/2014.........  $15.63949    $16.80294       1,727

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98780    $10.74306        4,892
    01/01/2011 to 12/31/2011.........  $10.74306    $11.49910        8,825
    01/01/2012 to 12/31/2012.........  $11.49910    $11.83318        5,488
    01/01/2013 to 12/31/2013.........  $11.83318    $11.26601        1,585
    01/01/2014 to 12/31/2014.........  $11.26601    $11.64423        4,687
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98675    $10.81592       12,588
    01/01/2011 to 12/31/2011.........  $10.81592    $10.17901        3,788
    01/01/2012 to 12/31/2012.........  $10.17901    $12.17056        4,452
    01/01/2013 to 12/31/2013.........  $12.17056    $15.09133        1,110
    01/01/2014 to 12/31/2014.........  $15.09133    $15.19352        3,676
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.79169        4,676
    01/01/2011 to 12/31/2011.........  $10.79169    $10.42238        1,469
    01/01/2012 to 12/31/2012.........  $10.42238    $11.85476        1,014
    01/01/2013 to 12/31/2013.........  $11.85476    $15.74461          212
    01/01/2014 to 12/31/2014.........  $15.74461    $16.62833          129
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99763    $10.15039            0
    01/01/2013 to 12/31/2013.........  $10.15039    $13.26381            0
    01/01/2014 to 12/31/2014.........  $13.26381    $14.20252            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98789    $11.41794            0
    01/01/2011 to 12/31/2011.........  $11.41794    $10.71019            0
    01/01/2012 to 12/31/2012.........  $10.71019    $12.32002            0
    01/01/2013 to 12/31/2013.........  $12.32002    $15.84889           71
    01/01/2014 to 12/31/2014.........  $15.84889    $17.70212           64

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99763    $ 9.77143       5,650
    01/01/2011 to 12/31/2011.........  $ 9.77143    $ 9.49562       2,365
    01/01/2012 to 12/31/2012.........  $ 9.49562    $ 9.22519       2,922
    01/01/2013 to 12/31/2013.........  $ 9.22519    $ 8.96229       1,389
    01/01/2014 to 12/31/2014.........  $ 8.96229    $ 8.70686       2,904
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99018    $11.15256       7,148
    01/01/2011 to 12/31/2011.........  $11.15256    $10.56598       3,187
    01/01/2012 to 12/31/2012.........  $10.56598    $12.02241       2,289
    01/01/2013 to 12/31/2013.........  $12.02241    $16.58653       1,166
    01/01/2014 to 12/31/2014.........  $16.58653    $18.41016       3,395
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02753    $10.04945           0
    01/01/2012 to 12/31/2012.........  $10.04945    $10.23835           0
    01/01/2013 to 12/31/2013.........  $10.23835    $ 9.66470           0
    01/01/2014 to 12/31/2014.........  $ 9.66470    $ 9.87300         103
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95792    $11.83705       2,565
    01/01/2011 to 12/31/2011.........  $11.83705    $11.69425       2,621
    01/01/2012 to 12/31/2012.........  $11.69425    $12.76710       1,735
    01/01/2013 to 12/31/2013.........  $12.76710    $16.44821         896
    01/01/2014 to 12/31/2014.........  $16.44821    $17.24810         341
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97205    $11.34408         975
    01/01/2011 to 04/29/2011.........  $11.34408    $12.67337           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99763    $10.23818         615
    01/01/2013 to 12/31/2013.........  $10.23818    $11.82773          18
    01/01/2014 to 12/31/2014.........  $11.82773    $12.08112          44

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93810    $11.59009       10,761
    01/01/2011 to 12/31/2011.........  $11.59009    $ 8.97755        5,961
    01/01/2012 to 12/31/2012.........  $ 8.97755    $10.28503        5,874
    01/01/2013 to 12/31/2013.........  $10.28503    $10.01422        2,127
    01/01/2014 to 12/31/2014.........  $10.01422    $ 9.27314        5,947
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00705    $10.00728        5,096
    01/01/2011 to 12/31/2011.........  $10.00728    $ 9.94129        3,519
    01/01/2012 to 12/31/2012.........  $ 9.94129    $10.11087        3,696
    01/01/2013 to 12/31/2013.........  $10.11087    $ 9.60905        1,687
    01/01/2014 to 12/31/2014.........  $ 9.60905    $ 9.32615        3,118
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00597    $10.27781       41,471
    01/01/2011 to 12/31/2011.........  $10.27781    $10.30276       32,152
    01/01/2012 to 12/31/2012.........  $10.30276    $10.94171       22,460
    01/01/2013 to 12/31/2013.........  $10.94171    $10.43459        8,664
    01/01/2014 to 12/31/2014.........  $10.43459    $10.56613       11,372
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98859    $10.51978       21,646
    01/01/2011 to 12/31/2011.........  $10.51978    $10.32232       12,676
    01/01/2012 to 12/31/2012.........  $10.32232    $11.06794        9,420
    01/01/2013 to 12/31/2013.........  $11.06794    $11.74309        2,831
    01/01/2014 to 12/31/2014.........  $11.74309    $12.06729        5,666
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01754    $10.04935            0
    01/01/2012 to 12/31/2012.........  $10.04935    $10.45656            0
    01/01/2013 to 12/31/2013.........  $10.45656    $ 9.92350          978
    01/01/2014 to 12/31/2014.........  $ 9.92350    $10.22500        3,400

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96262    $11.42459       43,566
    01/01/2011 to 12/31/2011.........  $11.42459    $10.40969       21,471
    01/01/2012 to 12/31/2012.........  $10.40969    $11.41918       14,441
    01/01/2013 to 12/31/2013.........  $11.41918    $12.98265       15,646
    01/01/2014 to 12/31/2014.........  $12.98265    $13.77278        6,996
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.81154        4,210
    01/01/2011 to 12/31/2011.........  $10.81154    $10.86707        1,736
    01/01/2012 to 12/31/2012.........  $10.86707    $12.54220        1,951
    01/01/2013 to 12/31/2013.........  $12.54220    $16.13625          518
    01/01/2014 to 12/31/2014.........  $16.13625    $18.37489        1,581
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99762    $ 8.82682            0
    01/01/2012 to 12/31/2012.........  $ 8.82682    $ 9.70309            0
    01/01/2013 to 12/31/2013.........  $ 9.70309    $11.53800            0
    01/01/2014 to 12/31/2014.........  $11.53800    $11.93785            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98668    $10.70698       12,601
    01/01/2011 to 12/31/2011.........  $10.70698    $10.21337        8,272
    01/01/2012 to 12/31/2012.........  $10.21337    $10.94194        4,375
    01/01/2013 to 12/31/2013.........  $10.94194    $11.95250        2,024
    01/01/2014 to 12/31/2014.........  $11.95250    $12.20868        1,497
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97688    $10.89295       33,830
    01/01/2011 to 12/31/2011.........  $10.89295    $10.33023       18,641
    01/01/2012 to 12/31/2012.........  $10.33023    $11.63126       13,991
    01/01/2013 to 12/31/2013.........  $11.63126    $13.34061       11,572
    01/01/2014 to 12/31/2014.........  $13.34061    $13.66442        7,128

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98151    $10.68633       20,241
    01/01/2011 to 12/31/2011.........  $10.68633    $10.03132       14,797
    01/01/2012 to 12/31/2012.........  $10.03132    $10.83035       14,652
    01/01/2013 to 12/31/2013.........  $10.83035    $12.03693       12,582
    01/01/2014 to 12/31/2014.........  $12.03693    $12.04895        6,986
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97096    $12.06901          851
    01/01/2011 to 12/31/2011.........  $12.06901    $10.18802        2,998
    01/01/2012 to 12/31/2012.........  $10.18802    $11.88382        2,062
    01/01/2013 to 12/31/2013.........  $11.88382    $16.25704        1,031
    01/01/2014 to 12/31/2014.........  $16.25704    $16.57406          843
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96001    $12.52563        4,044
    01/01/2011 to 12/31/2011.........  $12.52563    $12.05011        3,505
    01/01/2012 to 12/31/2012.........  $12.05011    $13.13143        1,941
    01/01/2013 to 12/31/2013.........  $13.13143    $17.24465          725
    01/01/2014 to 12/31/2014.........  $17.24465    $17.39298          791
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96344    $11.38359       13,104
    01/01/2011 to 12/31/2011.........  $11.38359    $10.39864        5,463
    01/01/2012 to 12/31/2012.........  $10.39864    $11.93642        5,137
    01/01/2013 to 12/31/2013.........  $11.93642    $15.93369        1,117
    01/01/2014 to 12/31/2014.........  $15.93369    $16.29521        3,473
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99132    $10.61502       50,389
    01/01/2011 to 12/31/2011.........  $10.61502    $10.51766       20,547
    01/01/2012 to 12/31/2012.........  $10.51766    $11.59639       22,048
    01/01/2013 to 12/31/2013.........  $11.59639    $13.16241        5,162
    01/01/2014 to 12/31/2014.........  $13.16241    $13.53925       10,881

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98497    $10.46142         447
    01/01/2011 to 12/31/2011.........  $10.46142    $ 9.99715       1,589
    01/01/2012 to 12/31/2012.........  $ 9.99715    $11.38719       1,008
    01/01/2013 to 12/31/2013.........  $11.38719    $14.34680         841
    01/01/2014 to 12/31/2014.........  $14.34680    $14.97885         655
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97020    $11.05594         984
    01/01/2011 to 12/31/2011.........  $11.05594    $10.55928       2,435
    01/01/2012 to 12/31/2012.........  $10.55928    $12.06157       1,127
    01/01/2013 to 12/31/2013.........  $12.06157    $16.87703       1,772
    01/01/2014 to 12/31/2014.........  $16.87703    $17.76439       2,615
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85888    $11.39318       5,618
    01/01/2011 to 12/31/2011.........  $11.39318    $ 9.41761       8,191
    01/01/2012 to 12/31/2012.........  $ 9.41761    $ 9.47959       5,408
    01/01/2013 to 12/31/2013.........  $ 9.47959    $10.62586       1,803
    01/01/2014 to 12/31/2014.........  $10.62586    $ 9.45971       2,653
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97931    $10.23639       2,073
    01/01/2011 to 12/31/2011.........  $10.23639    $10.35537       2,709
    01/01/2012 to 12/31/2012.........  $10.35537    $10.58534       1,918
    01/01/2013 to 12/31/2013.........  $10.58534    $ 9.89766         892
    01/01/2014 to 12/31/2014.........  $ 9.89766    $ 9.66913         296

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99762    $ 8.76473          561
    01/01/2012 to 12/31/2012.........  $ 8.76473    $ 9.45170        1,209
    01/01/2013 to 12/31/2013.........  $ 9.45170    $11.06506          627
    01/01/2014 to 12/31/2014.........  $11.06506    $11.34142          926
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99762    $10.32483       11,596
    01/01/2011 to 12/31/2011.........  $10.32483    $10.63550        5,850
    01/01/2012 to 12/31/2012.........  $10.63550    $11.14320        8,423
    01/01/2013 to 12/31/2013.........  $11.14320    $10.66394        3,205
    01/01/2014 to 12/31/2014.........  $10.66394    $11.10558        7,859
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97015    $10.56313       39,532
    01/01/2011 to 12/31/2011.........  $10.56313    $10.09112       18,227
    01/01/2012 to 09/21/2012.........  $10.09112    $11.20503            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (1.70%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96788    $10.81679     30,764,513
    01/01/2011 to 12/31/2011.........  $10.81679    $10.35039     46,928,622
    01/01/2012 to 12/31/2012.........  $10.35039    $11.45280     70,449,167
    01/01/2013 to 12/31/2013.........  $11.45280    $12.38097     71,085,625
    01/01/2014 to 12/31/2014.........  $12.38097    $12.63524     62,751,148
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97857    $10.92280     21,103,790
    01/01/2011 to 12/31/2011.........  $10.92280    $10.74947     37,358,515
    01/01/2012 to 12/31/2012.........  $10.74947    $12.00861     75,596,679
    01/01/2013 to 12/31/2013.........  $12.00861    $13.75898     88,858,258
    01/01/2014 to 12/31/2014.........  $13.75898    $14.35121     84,796,370
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00710    $10.81739        751,455
    01/01/2011 to 12/31/2011.........  $10.81739    $11.01353      1,598,623
    01/01/2012 to 05/04/2012.........  $11.01353    $11.96474              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98884    $10.77509     27,529,956
    01/01/2011 to 12/31/2011.........  $10.77509    $10.46346     41,400,310
    01/01/2012 to 12/31/2012.........  $10.46346    $11.56847     68,877,378
    01/01/2013 to 12/31/2013.........  $11.56847    $13.37861     77,143,446
    01/01/2014 to 12/31/2014.........  $13.37861    $14.00897     73,290,617

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 9.16386      8,260,503
    01/01/2012 to 12/31/2012.........  $ 9.16386    $10.07935     23,775,710
    01/01/2013 to 12/31/2013.........  $10.07935    $10.98344     28,048,615
    01/01/2014 to 12/31/2014.........  $10.98344    $11.32538     27,073,868
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $10.49650        550,366
    01/01/2014 to 12/31/2014.........  $10.49650    $10.68720        868,354
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $10.58426        647,767
    01/01/2011 to 12/31/2011.........  $10.58426    $ 9.79363        931,722
    01/01/2012 to 12/31/2012.........  $ 9.79363    $10.90091      1,624,265
    01/01/2013 to 12/31/2013.........  $10.90091    $14.08360      1,606,596
    01/01/2014 to 12/31/2014.........  $14.08360    $15.26553      1,702,881
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97776    $10.85587     30,971,093
    01/01/2011 to 12/31/2011.........  $10.85587    $10.41265     38,111,848
    01/01/2012 to 12/31/2012.........  $10.41265    $11.63998     66,008,218
    01/01/2013 to 12/31/2013.........  $11.63998    $14.03724     84,507,125
    01/01/2014 to 12/31/2014.........  $14.03724    $14.76392     87,966,359
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99859    $11.65792        336,717
    01/01/2014 to 12/31/2014.........  $11.65792    $13.01934      1,309,987
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95998    $11.81048        770,699
    01/01/2011 to 12/31/2011.........  $11.81048    $12.37513      1,281,208
    01/01/2012 to 12/31/2012.........  $12.37513    $14.03150      2,740,152
    01/01/2013 to 12/31/2013.........  $14.03150    $14.22509      2,865,102
    01/01/2014 to 12/31/2014.........  $14.22509    $18.30603      2,837,659

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $ 9.68598        915,794
    01/01/2014 to 12/31/2014.........  $ 9.68598    $10.00712      2,422,904
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97607    $11.03811     13,914,602
    01/01/2011 to 12/31/2011.........  $11.03811    $10.68755     23,859,930
    01/01/2012 to 12/31/2012.........  $10.68755    $11.62294     43,554,173
    01/01/2013 to 12/31/2013.........  $11.62294    $13.11185     47,882,805
    01/01/2014 to 12/31/2014.........  $13.11185    $13.29515     44,761,617
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.90428      7,385,331
    01/01/2011 to 12/31/2011.........  $10.90428    $10.45421     13,531,447
    01/01/2012 to 12/31/2012.........  $10.45421    $11.67759     28,880,108
    01/01/2013 to 12/31/2013.........  $11.67759    $13.68593     38,711,102
    01/01/2014 to 12/31/2014.........  $13.68593    $14.22251     38,665,768
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.74449     52,457,916
    01/01/2013 to 12/31/2013.........  $10.74449    $13.14659     59,489,238
    01/01/2014 to 12/31/2014.........  $13.14659    $13.33373     56,170,868
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $10.81283      5,098,411
    01/01/2014 to 12/31/2014.........  $10.81283    $10.90101      7,243,392
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97026    $11.56952        460,733
    01/01/2011 to 12/31/2011.........  $11.56952    $10.80000        635,517
    01/01/2012 to 12/31/2012.........  $10.80000    $13.46178      1,395,693
    01/01/2013 to 12/31/2013.........  $13.46178    $13.80828      1,437,786
    01/01/2014 to 12/31/2014.........  $13.80828    $15.46350      1,380,437

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01859    $10.80359        658,085
    01/01/2011 to 12/31/2011.........  $10.80359    $10.19990      1,034,751
    01/01/2012 to 12/31/2012.........  $10.19990    $12.00797      2,198,895
    01/01/2013 to 12/31/2013.........  $12.00797    $15.31427      2,290,751
    01/01/2014 to 02/07/2014.........  $15.31427    $15.06495              0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99184    $10.78790      1,062,982
    01/01/2011 to 12/31/2011.........  $10.78790    $10.01951      1,349,540
    01/01/2012 to 12/31/2012.........  $10.01951    $11.78600      2,580,815
    01/01/2013 to 12/31/2013.........  $11.78600    $15.47184      3,223,701
    01/01/2014 to 12/31/2014.........  $15.47184    $17.20606      3,386,618
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01991    $11.44014      1,392,125
    01/01/2011 to 12/31/2011.........  $11.44014    $10.91114      1,843,266
    01/01/2012 to 12/31/2012.........  $10.91114    $12.82923      3,548,651
    01/01/2013 to 12/31/2013.........  $12.82923    $16.67092      4,014,907
    01/01/2014 to 12/31/2014.........  $16.67092    $18.27663      3,480,984
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98833    $10.72450     13,413,172
    01/01/2011 to 12/31/2011.........  $10.72450    $10.48895     22,240,645
    01/01/2012 to 12/31/2012.........  $10.48895    $11.35484     36,688,340
    01/01/2013 to 12/31/2013.........  $11.35484    $12.25810     35,475,781
    01/01/2014 to 12/31/2014.........  $12.25810    $12.53666     31,515,786
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96522    $11.51535      1,228,729
    01/01/2011 to 12/31/2011.........  $11.51535    $11.46720      2,008,504
    01/01/2012 to 12/31/2012.........  $11.46720    $13.04056      3,461,992
    01/01/2013 to 12/31/2013.........  $13.04056    $17.79423      4,065,631
    01/01/2014 to 12/31/2014.........  $17.79423    $18.75080      3,856,201

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98620    $10.69150        120,198
    01/01/2011 to 12/31/2011.........  $10.69150    $10.45834        772,322
    01/01/2012 to 12/31/2012.........  $10.45834    $11.65803      2,127,026
    01/01/2013 to 12/31/2013.........  $11.65803    $15.42829      2,133,134
    01/01/2014 to 12/31/2014.........  $15.42829    $15.40233      2,019,297
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98457    $10.78613      1,300,745
    01/01/2011 to 12/31/2011.........  $10.78613    $10.93950      2,241,709
    01/01/2012 to 12/31/2012.........  $10.93950    $12.24527      4,241,328
    01/01/2013 to 12/31/2013.........  $12.24527    $12.90148      4,190,136
    01/01/2014 to 12/31/2014.........  $12.90148    $13.00657      3,840,698
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92942    $11.28154        747,119
    01/01/2011 to 12/31/2011.........  $11.28154    $ 9.65674        913,382
    01/01/2012 to 12/31/2012.........  $ 9.65674    $11.42561      1,319,535
    01/01/2013 to 12/31/2013.........  $11.42561    $13.37174      1,714,306
    01/01/2014 to 12/31/2014.........  $13.37174    $12.41833      1,640,194
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92929    $10.81917        645,449
    01/01/2011 to 12/31/2011.........  $10.81917    $ 9.30077      1,102,604
    01/01/2012 to 12/31/2012.........  $ 9.30077    $10.66713      1,624,672
    01/01/2013 to 12/31/2013.........  $10.66713    $12.52710      1,934,536
    01/01/2014 to 12/31/2014.........  $12.52710    $11.48863      1,955,111
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00682    $10.62325         11,936
    01/01/2011 to 12/31/2011.........  $10.62325    $11.74255    157,644,524
    01/01/2012 to 12/31/2012.........  $11.74255    $12.62792     61,798,781
    01/01/2013 to 12/31/2013.........  $12.62792    $12.01813      9,195,374
    01/01/2014 to 12/31/2014.........  $12.01813    $12.60885     11,182,798

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97683    $10.89582     11,663,970
    01/01/2011 to 12/31/2011.........  $10.89582    $10.64989     19,028,558
    01/01/2012 to 12/31/2012.........  $10.64989    $11.89058     33,819,857
    01/01/2013 to 12/31/2013.........  $11.89058    $13.59163     38,221,077
    01/01/2014 to 12/31/2014.........  $13.59163    $14.21092     35,730,256
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92194    $10.58075      1,222,927
    01/01/2011 to 12/31/2011.........  $10.58075    $ 9.44941      1,765,458
    01/01/2012 to 12/31/2012.........  $ 9.44941    $11.32357      3,027,903
    01/01/2013 to 12/31/2013.........  $11.32357    $12.84095      3,720,797
    01/01/2014 to 12/31/2014.........  $12.84095    $11.81920      3,911,787
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.61090      7,494,738
    01/01/2011 to 12/31/2011.........  $10.61090    $10.45511     12,799,949
    01/01/2012 to 12/31/2012.........  $10.45511    $11.37878     23,748,760
    01/01/2013 to 12/31/2013.........  $11.37878    $12.41936     25,386,459
    01/01/2014 to 12/31/2014.........  $12.41936    $12.87340     23,635,959
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97144    $10.80010        369,555
    01/01/2011 to 12/31/2011.........  $10.80010    $10.68707        715,742
    01/01/2012 to 12/31/2012.........  $10.68707    $12.10062      1,591,115
    01/01/2013 to 12/31/2013.........  $12.10062    $16.23595      1,685,805
    01/01/2014 to 12/31/2014.........  $16.23595    $17.47681      1,688,713
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99058    $10.64194        445,909
    01/01/2011 to 12/31/2011.........  $10.64194    $10.02358        821,379
    01/01/2012 to 12/31/2012.........  $10.02358    $11.51676      1,127,961
    01/01/2013 to 12/31/2013.........  $11.51676    $15.83369      2,301,648
    01/01/2014 to 12/31/2014.........  $15.83369    $17.70414      2,370,597

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99269    $11.33042     1,208,214
    01/01/2011 to 12/31/2011.........  $11.33042    $11.03643     1,826,589
    01/01/2012 to 12/31/2012.........  $11.03643    $12.17932     3,123,857
    01/01/2013 to 12/31/2013.........  $12.17932    $16.35559     3,430,819
    01/01/2014 to 12/31/2014.........  $16.35559    $17.78012     4,952,671
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98877    $10.84532       588,204
    01/01/2011 to 12/31/2011.........  $10.84532    $11.74557     3,386,686
    01/01/2012 to 12/31/2012.........  $11.74557    $12.23028     6,650,799
    01/01/2013 to 12/31/2013.........  $12.23028    $11.78185     7,048,962
    01/01/2014 to 12/31/2014.........  $11.78185    $12.32153     7,638,786
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98772    $10.91885       986,150
    01/01/2011 to 12/31/2011.........  $10.91885    $10.39724     1,850,604
    01/01/2012 to 12/31/2012.........  $10.39724    $12.57884     3,476,370
    01/01/2013 to 12/31/2013.........  $12.57884    $15.78207     4,515,744
    01/01/2014 to 12/31/2014.........  $15.78207    $16.07701     4,646,735
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.89440       383,418
    01/01/2011 to 12/31/2011.........  $10.89440    $10.64578       587,566
    01/01/2012 to 12/31/2012.........  $10.64578    $12.25234     1,220,831
    01/01/2013 to 12/31/2013.........  $12.25234    $16.46513     1,461,440
    01/01/2014 to 12/31/2014.........  $16.46513    $17.59506     1,307,176
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99859    $10.19489        13,864
    01/01/2013 to 12/31/2013.........  $10.19489    $13.47958       256,143
    01/01/2014 to 12/31/2014.........  $13.47958    $14.60434       439,378

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98885    $11.52646       408,851
    01/01/2011 to 12/31/2011.........  $11.52646    $10.93968       738,315
    01/01/2012 to 12/31/2012.........  $10.93968    $12.73323     1,339,734
    01/01/2013 to 12/31/2013.........  $12.73323    $16.57418     1,523,954
    01/01/2014 to 12/31/2014.........  $16.57418    $18.73137     1,328,903
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99860    $ 9.86455     1,756,415
    01/01/2011 to 12/31/2011.........  $ 9.86455    $ 9.69934     4,378,576
    01/01/2012 to 12/31/2012.........  $ 9.69934    $ 9.53456     5,179,661
    01/01/2013 to 12/31/2013.........  $ 9.53456    $ 9.37256     5,117,282
    01/01/2014 to 12/31/2014.........  $ 9.37256    $ 9.21312     4,480,598
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99114    $11.25860       962,132
    01/01/2011 to 12/31/2011.........  $11.25860    $10.79250     1,541,843
    01/01/2012 to 12/31/2012.........  $10.79250    $12.42576     2,559,321
    01/01/2013 to 12/31/2013.........  $12.42576    $17.34560     3,361,108
    01/01/2014 to 12/31/2014.........  $17.34560    $19.48059     3,280,259
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02850    $10.06988        90,947
    01/01/2012 to 12/31/2012.........  $10.06988    $10.38070       784,287
    01/01/2013 to 12/31/2013.........  $10.38070    $ 9.91515       819,679
    01/01/2014 to 12/31/2014.........  $ 9.91515    $10.24859     1,281,885
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95889    $11.94964       712,070
    01/01/2011 to 12/31/2011.........  $11.94964    $11.94490     1,362,309
    01/01/2012 to 12/31/2012.........  $11.94490    $13.19559     2,338,237
    01/01/2013 to 12/31/2013.........  $13.19559    $17.20139     2,535,727
    01/01/2014 to 12/31/2014.........  $17.20139    $18.25146     2,559,061

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97302    $11.45213        337,443
    01/01/2011 to 04/29/2011.........  $11.45213    $12.84323              0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.32013      4,825,886
    01/01/2013 to 12/31/2013.........  $10.32013    $12.06359      7,905,484
    01/01/2014 to 12/31/2014.........  $12.06359    $12.46788      7,723,394
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93907    $11.70034      2,484,727
    01/01/2011 to 12/31/2011.........  $11.70034    $ 9.17013      3,419,207
    01/01/2012 to 12/31/2012.........  $ 9.17013    $10.63028      5,634,697
    01/01/2013 to 12/31/2013.........  $10.63028    $10.47283      6,285,593
    01/01/2014 to 12/31/2014.........  $10.47283    $ 9.81275      5,997,131
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00802    $10.10254      1,452,999
    01/01/2011 to 12/31/2011.........  $10.10254    $10.15429      3,620,347
    01/01/2012 to 12/31/2012.........  $10.15429    $10.44990      4,767,262
    01/01/2013 to 12/31/2013.........  $10.44990    $10.04888      4,000,530
    01/01/2014 to 12/31/2014.........  $10.04888    $ 9.86856      3,366,645
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00694    $10.37575     16,233,285
    01/01/2011 to 12/31/2011.........  $10.37575    $10.52377     25,947,306
    01/01/2012 to 12/31/2012.........  $10.52377    $11.30899     44,755,155
    01/01/2013 to 12/31/2013.........  $11.30899    $10.91248     43,338,696
    01/01/2014 to 12/31/2014.........  $10.91248    $11.18082     38,181,068

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98956    $10.61981     19,097,676
    01/01/2011 to 12/31/2011.........  $10.61981    $10.54353     35,425,896
    01/01/2012 to 12/31/2012.........  $10.54353    $11.43927     61,697,638
    01/01/2013 to 12/31/2013.........  $11.43927    $12.28073     59,881,764
    01/01/2014 to 12/31/2014.........  $12.28073    $12.76916     55,142,183
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01851    $10.06978        272,121
    01/01/2012 to 12/31/2012.........  $10.06978    $10.60206      2,785,266
    01/01/2013 to 12/31/2013.........  $10.60206    $10.18071      1,948,139
    01/01/2014 to 12/31/2014.........  $10.18071    $10.61419      2,751,178
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96359    $11.53321     18,771,323
    01/01/2011 to 12/31/2011.........  $11.53321    $10.63290     27,741,061
    01/01/2012 to 12/31/2012.........  $10.63290    $11.80236     53,001,698
    01/01/2013 to 12/31/2013.........  $11.80236    $13.57707     60,829,221
    01/01/2014 to 12/31/2014.........  $13.57707    $14.57389     61,007,482
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.91439        247,126
    01/01/2011 to 12/31/2011.........  $10.91439    $11.10006        545,381
    01/01/2012 to 12/31/2012.........  $11.10006    $12.96275      1,354,854
    01/01/2013 to 12/31/2013.........  $12.96275    $16.87460      1,736,116
    01/01/2014 to 12/31/2014.........  $16.87460    $19.44302      2,389,247
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.89689      4,804,905
    01/01/2012 to 12/31/2012.........  $ 8.89689    $ 9.89612     11,166,035
    01/01/2013 to 12/31/2013.........  $ 9.89612    $11.90675     14,502,005
    01/01/2014 to 12/31/2014.........  $11.90675    $12.46527     15,393,481

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98765    $10.80894     16,553,746
    01/01/2011 to 12/31/2011.........  $10.80894    $10.43243     26,668,098
    01/01/2012 to 12/31/2012.........  $10.43243    $11.30927     49,521,342
    01/01/2013 to 12/31/2013.........  $11.30927    $12.49992     54,431,945
    01/01/2014 to 12/31/2014.........  $12.49992    $12.91884     51,261,906
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97784    $10.99668     15,939,271
    01/01/2011 to 12/31/2011.........  $10.99668    $10.55184     23,481,024
    01/01/2012 to 12/31/2012.........  $10.55184    $12.02166     43,258,118
    01/01/2013 to 12/31/2013.........  $12.02166    $13.95148     53,272,137
    01/01/2014 to 12/31/2014.........  $13.95148    $14.45935     50,832,833
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98247    $10.78795     23,160,057
    01/01/2011 to 12/31/2011.........  $10.78795    $10.24638     35,666,558
    01/01/2012 to 12/31/2012.........  $10.24638    $11.19370     54,261,704
    01/01/2013 to 12/31/2013.........  $11.19370    $12.58795     55,948,846
    01/01/2014 to 12/31/2014.........  $12.58795    $12.74965     50,797,782
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97192    $12.18384        426,864
    01/01/2011 to 12/31/2011.........  $12.18384    $10.40658      1,042,929
    01/01/2012 to 12/31/2012.........  $10.40658    $12.28287      1,809,244
    01/01/2013 to 12/31/2013.........  $12.28287    $17.00181      2,082,691
    01/01/2014 to 12/31/2014.........  $17.00181    $17.53857      1,979,401

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96097    $12.64476        546,119
    01/01/2011 to 12/31/2011.........  $12.64476    $12.30830      1,033,660
    01/01/2012 to 12/31/2012.........  $12.30830    $13.57203      1,888,934
    01/01/2013 to 12/31/2013.........  $13.57203    $18.03404      2,492,070
    01/01/2014 to 12/31/2014.........  $18.03404    $18.40461      2,220,904
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96440    $11.49200        373,436
    01/01/2011 to 12/31/2011.........  $11.49200    $10.62167        635,080
    01/01/2012 to 12/31/2012.........  $10.62167    $12.33695      1,206,539
    01/01/2013 to 12/31/2013.........  $12.33695    $16.66308      1,462,253
    01/01/2014 to 12/31/2014.........  $16.66308    $17.24268      1,357,357
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99229    $10.71605     24,269,579
    01/01/2011 to 12/31/2011.........  $10.71605    $10.74314     44,365,420
    01/01/2012 to 12/31/2012.........  $10.74314    $11.98557     92,816,256
    01/01/2013 to 12/31/2013.........  $11.98557    $13.76509    111,094,453
    01/01/2014 to 12/31/2014.........  $13.76509    $14.32668    107,422,146
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98593    $10.56101        678,046
    01/01/2011 to 12/31/2011.........  $10.56101    $10.21155        824,490
    01/01/2012 to 12/31/2012.........  $10.21155    $11.76932      2,459,047
    01/01/2013 to 12/31/2013.........  $11.76932    $15.00379      2,986,278
    01/01/2014 to 12/31/2014.........  $15.00379    $15.85013      3,028,254
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97117    $11.16117      1,886,107
    01/01/2011 to 12/31/2011.........  $11.16117    $10.78581      3,234,502
    01/01/2012 to 12/31/2012.........  $10.78581    $12.46639      6,730,374
    01/01/2013 to 12/31/2013.........  $12.46639    $17.64982      7,755,997
    01/01/2014 to 12/31/2014.........  $17.64982    $18.79769      8,100,535

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85984    $11.50158      2,083,250
    01/01/2011 to 12/31/2011.........  $11.50158    $ 9.61963      3,652,343
    01/01/2012 to 12/31/2012.........  $ 9.61963    $ 9.79779      6,128,268
    01/01/2013 to 12/31/2013.........  $ 9.79779    $11.11270      5,639,099
    01/01/2014 to 12/31/2014.........  $11.11270    $10.01041      5,529,020
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98028    $10.33385      1,336,731
    01/01/2011 to 12/31/2011.........  $10.33385    $10.57749      2,293,269
    01/01/2012 to 12/31/2012.........  $10.57749    $10.94077      3,419,652
    01/01/2013 to 12/31/2013.........  $10.94077    $10.35114      3,437,860
    01/01/2014 to 12/31/2014.........  $10.35114    $10.23181      3,301,458
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.83435      4,284,929
    01/01/2012 to 12/31/2012.........  $ 8.83435    $ 9.63986     13,644,816
    01/01/2013 to 12/31/2013.........  $ 9.63986    $11.41894     24,369,833
    01/01/2014 to 12/31/2014.........  $11.41894    $11.84282     25,627,375
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.42309      2,739,117
    01/01/2011 to 12/31/2011.........  $10.42309    $10.86347      5,381,783
    01/01/2012 to 12/31/2012.........  $10.86347    $11.51711      8,850,479
    01/01/2013 to 12/31/2013.........  $11.51711    $11.15231      9,405,233
    01/01/2014 to 12/31/2014.........  $11.15231    $11.75168     11,611,010
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97112    $10.66370     22,435,067
    01/01/2011 to 12/31/2011.........  $10.66370    $10.30757     29,830,471
    01/01/2012 to 09/21/2012.........  $10.30757    $11.54366              0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96772    $10.79905      1,743,251
    01/01/2011 to 12/31/2011.........  $10.79905    $10.31246      1,142,236
    01/01/2012 to 12/31/2012.........  $10.31246    $11.38762      1,043,289
    01/01/2013 to 12/31/2013.........  $11.38762    $12.28555      3,227,468
    01/01/2014 to 12/31/2014.........  $12.28555    $12.51236      5,131,599
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97840    $10.90484      1,550,655
    01/01/2011 to 12/31/2011.........  $10.90484    $10.71003      1,014,136
    01/01/2012 to 12/31/2012.........  $10.71003    $11.94022        940,046
    01/01/2013 to 12/31/2013.........  $11.94022    $13.65281      8,776,850
    01/01/2014 to 12/31/2014.........  $13.65281    $14.21155     15,133,242
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00693    $10.79979         39,290
    01/01/2011 to 12/31/2011.........  $10.79979    $10.97329         22,204
    01/01/2012 to 05/04/2012.........  $10.97329    $11.91269              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98868    $10.75742      2,440,355
    01/01/2011 to 12/31/2011.........  $10.75742    $10.42508      1,626,665
    01/01/2012 to 12/31/2012.........  $10.42508    $11.50261      1,428,586
    01/01/2013 to 12/31/2013.........  $11.50261    $13.27553      7,641,288
    01/01/2014 to 12/31/2014.........  $13.27553    $13.87277     14,041,270

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 9.15128        23,571
    01/01/2012 to 12/31/2012.........  $ 9.15128    $10.04504        39,352
    01/01/2013 to 12/31/2013.........  $10.04504    $10.92367     3,781,890
    01/01/2014 to 12/31/2014.........  $10.92367    $11.24074     6,748,218
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $10.48203     1,505,924
    01/01/2014 to 12/31/2014.........  $10.48203    $10.65089     3,262,120
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59081       101,096
    01/01/2011 to 12/31/2011.........  $10.59081    $11.57526     5,828,156
    01/01/2012 to 12/31/2012.........  $11.57526    $11.93630     5,401,424
    01/01/2013 to 12/31/2013.........  $11.93630    $11.46858     3,595,671
    01/01/2014 to 12/31/2014.........  $11.46858    $11.41153     2,741,201
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00713    $10.63369             0
    01/01/2011 to 12/31/2011.........  $10.63369    $11.84852     4,077,858
    01/01/2012 to 12/31/2012.........  $11.84852    $12.28752     3,967,431
    01/01/2013 to 12/31/2013.........  $12.28752    $11.67514     3,029,101
    01/01/2014 to 12/31/2014.........  $11.67514    $11.75826     2,210,267
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.63662             0
    01/01/2011 to 12/31/2011.........  $10.63662    $12.10168             0
    01/01/2012 to 12/31/2012.........  $12.10168    $12.56702       630,065
    01/01/2013 to 12/31/2013.........  $12.56702    $11.73261       467,230
    01/01/2014 to 12/31/2014.........  $11.73261    $12.00049       332,139
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00925    $10.66744             0
    01/01/2011 to 12/31/2011.........  $10.66744    $12.41953        15,314
    01/01/2012 to 12/31/2012.........  $12.41953    $12.95314        12,945
    01/01/2013 to 12/31/2013.........  $12.95314    $11.87901     1,295,541
    01/01/2014 to 12/31/2014.........  $11.87901    $12.37107       915,056

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00818    $10.76903             0
    01/01/2011 to 12/31/2011.........  $10.76903    $12.70955     4,125,489
    01/01/2012 to 12/31/2012.........  $12.70955    $13.31482     3,720,159
    01/01/2013 to 12/31/2013.........  $13.31482    $12.14747     1,188,369
    01/01/2014 to 12/31/2014.........  $12.14747    $12.83201     2,025,931
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99842    $12.00835     1,099,566
    01/01/2012 to 12/31/2012.........  $12.00835    $12.46866     1,930,929
    01/01/2013 to 12/31/2013.........  $12.46866    $11.03969     1,494,516
    01/01/2014 to 12/31/2014.........  $11.03969    $11.95288     1,003,250
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99790    $10.38840       241,060
    01/01/2013 to 12/31/2013.........  $10.38840    $ 9.15159     5,267,612
    01/01/2014 to 12/31/2014.........  $ 9.15159    $10.11067     2,061,574
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99895    $ 8.74065       735,267
    01/01/2014 to 12/31/2014.........  $ 8.74065    $ 9.82571     1,246,863
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99895    $11.29143       457,862
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $10.56699        44,513
    01/01/2011 to 12/31/2011.........  $10.56699    $ 9.75777        25,006
    01/01/2012 to 12/31/2012.........  $ 9.75777    $10.83886        21,113
    01/01/2013 to 12/31/2013.........  $10.83886    $13.97497        28,978
    01/01/2014 to 12/31/2014.........  $13.97497    $15.11682        42,240

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97759    $10.83811      1,548,170
    01/01/2011 to 12/31/2011.........  $10.83811    $10.37448      1,025,277
    01/01/2012 to 12/31/2012.........  $10.37448    $11.57366        981,199
    01/01/2013 to 12/31/2013.........  $11.57366    $13.92892      9,625,643
    01/01/2014 to 12/31/2014.........  $13.92892    $14.62013     20,955,739
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99842    $11.63768         45,204
    01/01/2014 to 12/31/2014.........  $11.63768    $12.97041         81,167
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95981    $11.79118         45,778
    01/01/2011 to 12/31/2011.........  $11.79118    $12.32991         30,174
    01/01/2012 to 12/31/2012.........  $12.32991    $13.95173         31,407
    01/01/2013 to 12/31/2013.........  $13.95173    $14.11551         73,675
    01/01/2014 to 12/31/2014.........  $14.11551    $18.12815        107,197
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $ 9.67257      1,062,970
    01/01/2014 to 12/31/2014.........  $ 9.67257    $ 9.97296      2,122,277
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97590    $11.02002      1,187,681
    01/01/2011 to 12/31/2011.........  $11.02002    $10.64837        860,268
    01/01/2012 to 12/31/2012.........  $10.64837    $11.55676        820,650
    01/01/2013 to 12/31/2013.........  $11.55676    $13.01069      5,323,927
    01/01/2014 to 12/31/2014.........  $13.01069    $13.16575      8,108,067

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.88634        586,877
    01/01/2011 to 12/31/2011.........  $10.88634    $10.41579        346,416
    01/01/2012 to 12/31/2012.........  $10.41579    $11.61080        310,665
    01/01/2013 to 12/31/2013.........  $11.61080    $13.57992      5,020,394
    01/01/2014 to 12/31/2014.........  $13.57992    $14.08375     11,021,050
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99843    $10.72966      1,095,782
    01/01/2013 to 12/31/2013.........  $10.72966    $13.10168      1,423,432
    01/01/2014 to 12/31/2014.........  $13.10168    $13.26115      1,464,288
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $10.79794      4,655,709
    01/01/2014 to 12/31/2014.........  $10.79794    $10.86389     10,809,144
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97009    $11.55054         39,230
    01/01/2011 to 12/31/2011.........  $11.55054    $10.76044         18,329
    01/01/2012 to 12/31/2012.........  $10.76044    $13.38514         16,604
    01/01/2013 to 12/31/2013.........  $13.38514    $13.70175         42,407
    01/01/2014 to 12/31/2014.........  $13.70175    $15.31302         69,964
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01842    $10.78581         95,942
    01/01/2011 to 12/31/2011.........  $10.78581    $10.16248         40,822
    01/01/2012 to 12/31/2012.........  $10.16248    $11.93949         38,609
    01/01/2013 to 12/31/2013.........  $11.93949    $15.19607         48,395
    01/01/2014 to 02/07/2014.........  $15.19607    $14.94551              0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99167    $10.77026        48,956
    01/01/2011 to 12/31/2011.........  $10.77026    $ 9.98271        35,231
    01/01/2012 to 12/31/2012.........  $ 9.98271    $11.71868        34,293
    01/01/2013 to 12/31/2013.........  $11.71868    $15.35222        68,724
    01/01/2014 to 12/31/2014.........  $15.35222    $17.03825       118,279
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01975    $11.42143       111,618
    01/01/2011 to 12/31/2011.........  $11.42143    $10.87115        64,564
    01/01/2012 to 12/31/2012.........  $10.87115    $12.75606        64,858
    01/01/2013 to 12/31/2013.........  $12.75606    $16.54211        78,700
    01/01/2014 to 12/31/2014.........  $16.54211    $18.09847       109,728
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98817    $10.70690       479,143
    01/01/2011 to 12/31/2011.........  $10.70690    $10.45048       337,244
    01/01/2012 to 12/31/2012.........  $10.45048    $11.29012       272,919
    01/01/2013 to 12/31/2013.........  $11.29012    $12.16343     3,696,154
    01/01/2014 to 12/31/2014.........  $12.16343    $12.41448     7,535,300
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96505    $11.49647        97,827
    01/01/2011 to 12/31/2011.........  $11.49647    $11.42521        61,954
    01/01/2012 to 12/31/2012.........  $11.42521    $12.96647        55,406
    01/01/2013 to 12/31/2013.........  $12.96647    $17.65730       150,991
    01/01/2014 to 12/31/2014.........  $17.65730    $18.56865       242,850

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98603    $10.67390        5,563
    01/01/2011 to 12/31/2011.........  $10.67390    $10.41987       14,861
    01/01/2012 to 12/31/2012.........  $10.41987    $11.59143       13,028
    01/01/2013 to 12/31/2013.........  $11.59143    $15.30911       41,180
    01/01/2014 to 12/31/2014.........  $15.30911    $15.25228       55,347
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98440    $10.76839       58,411
    01/01/2011 to 12/31/2011.........  $10.76839    $10.89931       58,898
    01/01/2012 to 12/31/2012.........  $10.89931    $12.17532       72,870
    01/01/2013 to 12/31/2013.........  $12.17532    $12.80158      112,955
    01/01/2014 to 12/31/2014.........  $12.80158    $12.87958      158,987
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92925    $11.26302       56,927
    01/01/2011 to 12/31/2011.........  $11.26302    $ 9.62127       36,711
    01/01/2012 to 12/31/2012.........  $ 9.62127    $11.36049       34,344
    01/01/2013 to 12/31/2013.........  $11.36049    $13.26847       36,880
    01/01/2014 to 12/31/2014.........  $13.26847    $12.29718       57,051
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92912    $10.80157       67,399
    01/01/2011 to 12/31/2011.........  $10.80157    $ 9.26679       30,790
    01/01/2012 to 12/31/2012.........  $ 9.26679    $10.60652       30,808
    01/01/2013 to 12/31/2013.........  $10.60652    $12.43063       40,557
    01/01/2014 to 12/31/2014.........  $12.43063    $11.37699       47,769
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/01/2013 to 12/31/2013.........  $10.00000    $ 9.58248        5,640
    01/01/2014 to 12/31/2014.........  $ 9.58248    $10.03301       38,288

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97666    $10.87788       504,856
    01/01/2011 to 12/31/2011.........  $10.87788    $10.61070       351,697
    01/01/2012 to 12/31/2012.........  $10.61070    $11.82263       310,427
    01/01/2013 to 12/31/2013.........  $11.82263    $13.48642     3,438,985
    01/01/2014 to 12/31/2014.........  $13.48642    $14.07221     6,688,035
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92178    $10.56344        94,179
    01/01/2011 to 12/31/2011.........  $10.56344    $ 9.41473        54,498
    01/01/2012 to 12/31/2012.........  $ 9.41473    $11.25910        67,378
    01/01/2013 to 12/31/2013.........  $11.25910    $12.74180        92,766
    01/01/2014 to 12/31/2014.........  $12.74180    $11.70410       136,865
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59346       739,971
    01/01/2011 to 12/31/2011.........  $10.59346    $10.41679       547,099
    01/01/2012 to 12/31/2012.........  $10.41679    $11.31408       508,699
    01/01/2013 to 12/31/2013.........  $11.31408    $12.32370     2,514,139
    01/01/2014 to 12/31/2014.........  $12.32370    $12.74837     3,931,853
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97127    $10.78242        16,361
    01/01/2011 to 12/31/2011.........  $10.78242    $10.64798         9,366
    01/01/2012 to 12/31/2012.........  $10.64798    $12.03168         9,854
    01/01/2013 to 12/31/2013.........  $12.03168    $16.11071        17,593
    01/01/2014 to 12/31/2014.........  $16.11071    $17.30665        42,607
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99041    $10.62452        43,300
    01/01/2011 to 12/31/2011.........  $10.62452    $ 9.98690        29,369
    01/01/2012 to 12/31/2012.........  $ 9.98690    $11.45122        27,661
    01/01/2013 to 12/31/2013.........  $11.45122    $15.71162        84,024
    01/01/2014 to 12/31/2014.........  $15.71162    $17.53196        95,542

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99253    $11.31191       32,767
    01/01/2011 to 12/31/2011.........  $11.31191    $10.99595       25,483
    01/01/2012 to 12/31/2012.........  $10.99595    $12.10993       24,207
    01/01/2013 to 12/31/2013.........  $12.10993    $16.22936       33,145
    01/01/2014 to 12/31/2014.........  $16.22936    $17.60703       82,585
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98860    $10.82752       18,788
    01/01/2011 to 12/31/2011.........  $10.82752    $11.70248       56,611
    01/01/2012 to 12/31/2012.........  $11.70248    $12.16055       33,734
    01/01/2013 to 12/31/2013.........  $12.16055    $11.69087       67,997
    01/01/2014 to 12/31/2014.........  $11.69087    $12.20150      109,251
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98755    $10.90100       65,599
    01/01/2011 to 12/31/2011.........  $10.90100    $10.35922       43,832
    01/01/2012 to 12/31/2012.........  $10.35922    $12.50742       38,915
    01/01/2013 to 12/31/2013.........  $12.50742    $15.66056      276,456
    01/01/2014 to 12/31/2014.........  $15.66056    $15.92073      468,065
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.87655       21,546
    01/01/2011 to 12/31/2011.........  $10.87655    $10.60683       16,039
    01/01/2012 to 12/31/2012.........  $10.60683    $12.18265       15,026
    01/01/2013 to 12/31/2013.........  $12.18265    $16.33812       25,096
    01/01/2014 to 12/31/2014.........  $16.33812    $17.42381       42,704

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99843    $10.18715        1,126
    01/01/2013 to 12/31/2013.........  $10.18715    $13.44187        9,283
    01/01/2014 to 12/31/2014.........  $13.44187    $14.53393       22,338
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98869    $11.50772       20,020
    01/01/2011 to 12/31/2011.........  $11.50772    $10.89980       16,806
    01/01/2012 to 12/31/2012.........  $10.89980    $12.66098       16,319
    01/01/2013 to 12/31/2013.........  $12.66098    $16.44666       28,518
    01/01/2014 to 12/31/2014.........  $16.44666    $18.54936       35,257
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99843    $ 9.84822       80,996
    01/01/2011 to 12/31/2011.........  $ 9.84822    $ 9.66356       69,489
    01/01/2012 to 12/31/2012.........  $ 9.66356    $ 9.48024       44,218
    01/01/2013 to 12/31/2013.........  $ 9.48024    $ 9.30014      121,990
    01/01/2014 to 12/31/2014.........  $ 9.30014    $ 9.12348      229,507
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99098    $11.24020       88,173
    01/01/2011 to 12/31/2011.........  $11.24020    $10.75300       39,643
    01/01/2012 to 12/31/2012.........  $10.75300    $12.35515       43,985
    01/01/2013 to 12/31/2013.........  $12.35515    $17.21196       80,413
    01/01/2014 to 12/31/2014.........  $17.21196    $19.29110       99,192
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02833    $10.06632          625
    01/01/2012 to 12/31/2012.........  $10.06632    $10.35604        1,325
    01/01/2013 to 12/31/2013.........  $10.35604    $ 9.87150       16,382
    01/01/2014 to 12/31/2014.........  $ 9.87150    $10.18287       28,665

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95872    $11.93011        53,576
    01/01/2011 to 12/31/2011.........  $11.93011    $11.90113        29,074
    01/01/2012 to 12/31/2012.........  $11.90113    $13.12034        29,616
    01/01/2013 to 12/31/2013.........  $13.12034    $17.06853       200,062
    01/01/2014 to 12/31/2014.........  $17.06853    $18.07363       326,591
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97285    $11.43344        37,433
    01/01/2011 to 04/29/2011.........  $11.43344    $12.81381             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99843    $10.30591        28,359
    01/01/2013 to 12/31/2013.........  $10.30591    $12.02243     1,907,114
    01/01/2014 to 12/31/2014.........  $12.02243    $12.40002     3,978,103
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93890    $11.68109       125,799
    01/01/2011 to 12/31/2011.........  $11.68109    $ 9.13642        93,538
    01/01/2012 to 12/31/2012.........  $ 9.13642    $10.56957        72,153
    01/01/2013 to 12/31/2013.........  $10.56957    $10.39181        62,578
    01/01/2014 to 12/31/2014.........  $10.39181    $ 9.71685        70,034
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00785    $10.08594        63,335
    01/01/2011 to 12/31/2011.........  $10.08594    $10.11721        41,385
    01/01/2012 to 12/31/2012.........  $10.11721    $10.39081        35,230
    01/01/2013 to 12/31/2013.........  $10.39081    $ 9.97182       117,947
    01/01/2014 to 12/31/2014.........  $ 9.97182    $ 9.77297       208,839

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.35874      1,060,660
    01/01/2011 to 12/31/2011.........  $10.35874    $10.48519        679,161
    01/01/2012 to 12/31/2012.........  $10.48519    $11.24454        640,999
    01/01/2013 to 12/31/2013.........  $11.24454    $10.82817        622,256
    01/01/2014 to 12/31/2014.........  $10.82817    $11.07205        756,038
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98939    $10.60245      1,432,400
    01/01/2011 to 12/31/2011.........  $10.60245    $10.50489        991,928
    01/01/2012 to 12/31/2012.........  $10.50489    $11.37415        925,134
    01/01/2013 to 12/31/2013.........  $11.37415    $12.18605      5,008,009
    01/01/2014 to 12/31/2014.........  $12.18605    $12.64490      7,833,430
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01834    $10.06623            323
    01/01/2012 to 12/31/2012.........  $10.06623    $10.57685          7,304
    01/01/2013 to 12/31/2013.........  $10.57685    $10.13596          4,421
    01/01/2014 to 12/31/2014.........  $10.13596    $10.54611         91,583
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96342    $11.51434      1,278,203
    01/01/2011 to 12/31/2011.........  $11.51434    $10.59391        772,577
    01/01/2012 to 12/31/2012.........  $10.59391    $11.73515        667,450
    01/01/2013 to 12/31/2013.........  $11.73515    $13.47231      5,879,061
    01/01/2014 to 12/31/2014.........  $13.47231    $14.43197     11,757,540

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.89657          6,786
    01/01/2011 to 12/31/2011.........  $10.89657    $11.05948          6,535
    01/01/2012 to 12/31/2012.........  $11.05948    $12.88919          8,877
    01/01/2013 to 12/31/2013.........  $12.88919    $16.74464         19,778
    01/01/2014 to 12/31/2014.........  $16.74464    $19.25416         40,571
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.88478              0
    01/01/2012 to 12/31/2012.........  $ 8.88478    $ 9.86246              0
    01/01/2013 to 12/31/2013.........  $ 9.86246    $11.84221      3,509,142
    01/01/2014 to 12/31/2014.........  $11.84221    $12.37240     11,703,989
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98748    $10.79117      1,096,364
    01/01/2011 to 12/31/2011.........  $10.79117    $10.39420        748,467
    01/01/2012 to 12/31/2012.........  $10.39420    $11.24487        622,521
    01/01/2013 to 12/31/2013.........  $11.24487    $12.40346      5,381,115
    01/01/2014 to 12/31/2014.........  $12.40346    $12.79317      9,569,238
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97768    $10.97865        828,251
    01/01/2011 to 12/31/2011.........  $10.97865    $10.51321        446,746
    01/01/2012 to 12/31/2012.........  $10.51321    $11.95330        449,900
    01/01/2013 to 12/31/2013.........  $11.95330    $13.84402      5,367,241
    01/01/2014 to 12/31/2014.........  $13.84402    $14.31877     10,085,730
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98231    $10.77026      1,898,319
    01/01/2011 to 12/31/2011.........  $10.77026    $10.20877      1,590,036
    01/01/2012 to 12/31/2012.........  $10.20877    $11.13003      1,503,924
    01/01/2013 to 12/31/2013.........  $11.13003    $12.49092      3,252,726
    01/01/2014 to 12/31/2014.........  $12.49092    $12.62568      5,239,249

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $12.16375         32,883
    01/01/2011 to 12/31/2011.........  $12.16375    $10.36831         33,018
    01/01/2012 to 12/31/2012.........  $10.36831    $12.21274         32,222
    01/01/2013 to 12/31/2013.........  $12.21274    $16.87039         56,949
    01/01/2014 to 12/31/2014.........  $16.87039    $17.36748         69,353
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96081    $12.62411         53,267
    01/01/2011 to 12/31/2011.........  $12.62411    $12.26334         20,846
    01/01/2012 to 12/31/2012.........  $12.26334    $13.49477         18,386
    01/01/2013 to 12/31/2013.........  $13.49477    $17.89491         30,018
    01/01/2014 to 12/31/2014.........  $17.89491    $18.22541         46,483
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96424    $11.47308         25,149
    01/01/2011 to 12/31/2011.........  $11.47308    $10.58275         10,148
    01/01/2012 to 12/31/2012.........  $10.58275    $12.26676         10,038
    01/01/2013 to 12/31/2013.........  $12.26676    $16.53459         38,011
    01/01/2014 to 12/31/2014.........  $16.53459    $17.07496         56,342
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99212    $10.69858      2,173,184
    01/01/2011 to 12/31/2011.........  $10.69858    $10.70386      1,649,416
    01/01/2012 to 12/31/2012.........  $10.70386    $11.91749      1,550,574
    01/01/2013 to 12/31/2013.........  $11.91749    $13.65914     12,303,020
    01/01/2014 to 12/31/2014.........  $13.65914    $14.18744     21,838,735

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98577    $10.54371       46,536
    01/01/2011 to 12/31/2011.........  $10.54371    $10.17416       21,063
    01/01/2012 to 12/31/2012.........  $10.17416    $11.70232       23,976
    01/01/2013 to 12/31/2013.........  $11.70232    $14.88796       59,271
    01/01/2014 to 12/31/2014.........  $14.88796    $15.69575       84,668
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97100    $11.14285      162,524
    01/01/2011 to 12/31/2011.........  $11.14285    $10.74611       91,715
    01/01/2012 to 12/31/2012.........  $10.74611    $12.39520       90,187
    01/01/2013 to 12/31/2013.........  $12.39520    $17.51339      259,370
    01/01/2014 to 12/31/2014.........  $17.51339    $18.61447      370,178
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85968    $11.48283      104,628
    01/01/2011 to 12/31/2011.........  $11.48283    $ 9.58441       70,966
    01/01/2012 to 12/31/2012.........  $ 9.58441    $ 9.74218       60,255
    01/01/2013 to 12/31/2013.........  $ 9.74218    $11.02705       81,898
    01/01/2014 to 12/31/2014.........  $11.02705    $ 9.91307      141,205
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98011    $10.31689       62,111
    01/01/2011 to 12/31/2011.........  $10.31689    $10.53864       46,810
    01/01/2012 to 12/31/2012.........  $10.53864    $10.87844       51,209
    01/01/2013 to 12/31/2013.........  $10.87844    $10.27131       45,669
    01/01/2014 to 12/31/2014.........  $10.27131    $10.13234       65,700

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.82229         10,192
    01/01/2012 to 12/31/2012.........  $ 8.82229    $ 9.60719         16,793
    01/01/2013 to 12/31/2013.........  $ 9.60719    $11.35710      5,038,493
    01/01/2014 to 12/31/2014.........  $11.35710    $11.75460     11,517,026
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.40601        118,667
    01/01/2011 to 12/31/2011.........  $10.40601    $10.82363         73,141
    01/01/2012 to 12/31/2012.........  $10.82363    $11.45149         67,430
    01/01/2013 to 12/31/2013.........  $11.45149    $11.06625        290,714
    01/01/2014 to 12/31/2014.........  $11.06625    $11.63736        497,106
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97095    $10.64626      1,472,344
    01/01/2011 to 12/31/2011.........  $10.64626    $10.26981      1,080,417
    01/01/2012 to 09/21/2012.........  $10.26981    $11.48435              0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH COMBO 5% AND HAV (2.10%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96755    $10.78127      5,516,405
    01/01/2011 to 12/31/2011.........  $10.78127    $10.27449      7,930,280
    01/01/2012 to 12/31/2012.........  $10.27449    $11.32236     11,077,684
    01/01/2013 to 12/31/2013.........  $11.32236    $12.19011     10,523,493
    01/01/2014 to 12/31/2014.........  $12.19011    $12.38986      9,625,080
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97824    $10.88690      3,887,085
    01/01/2011 to 12/31/2011.........  $10.88690    $10.67064      7,536,489
    01/01/2012 to 12/31/2012.........  $10.67064    $11.87203     13,895,266
    01/01/2013 to 12/31/2013.........  $11.87203    $13.54713     14,169,565
    01/01/2014 to 12/31/2014.........  $13.54713    $14.07267     13,538,746
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.78205        196,832
    01/01/2011 to 12/31/2011.........  $10.78205    $10.93295        372,080
    01/01/2012 to 05/04/2012.........  $10.93295    $11.86055              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98851    $10.73966      6,122,070
    01/01/2011 to 12/31/2011.........  $10.73966    $10.38658     11,643,017
    01/01/2012 to 12/31/2012.........  $10.38658    $11.43662     18,171,064
    01/01/2013 to 12/31/2013.........  $11.43662    $13.17247     18,699,184
    01/01/2014 to 12/31/2014.........  $13.17247    $13.73688     17,790,247

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 9.13879      2,250,990
    01/01/2012 to 12/31/2012.........  $ 9.13879    $10.01086      5,203,950
    01/01/2013 to 12/31/2013.........  $10.01086    $10.86430      5,355,492
    01/01/2014 to 12/31/2014.........  $10.86430    $11.15680      5,070,743
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.46739         71,799
    01/01/2014 to 12/31/2014.........  $10.46739    $10.61412        136,733
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $10.54959        142,572
    01/01/2011 to 12/31/2011.........  $10.54959    $ 9.72183        183,338
    01/01/2012 to 12/31/2012.........  $ 9.72183    $10.77688        332,652
    01/01/2013 to 12/31/2013.........  $10.77688    $13.86671        398,492
    01/01/2014 to 12/31/2014.........  $13.86671    $14.96906        350,635
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97742    $10.82029      5,226,833
    01/01/2011 to 12/31/2011.........  $10.82029    $10.33635      7,593,614
    01/01/2012 to 12/31/2012.........  $10.33635    $11.50768     11,785,115
    01/01/2013 to 12/31/2013.........  $11.50768    $13.82131     13,677,902
    01/01/2014 to 12/31/2014.........  $13.82131    $14.47761     13,579,516
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99826    $11.61742         34,276
    01/01/2014 to 12/31/2014.........  $11.61742    $12.92135        120,929
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95965    $11.77181        148,869
    01/01/2011 to 12/31/2011.........  $11.77181    $12.28453        287,342
    01/01/2012 to 12/31/2012.........  $12.28453    $13.87195        637,193
    01/01/2013 to 12/31/2013.........  $13.87195    $14.00615        695,083
    01/01/2014 to 12/31/2014.........  $14.00615    $17.95101        590,923

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $ 9.65911         82,334
    01/01/2014 to 12/31/2014.........  $ 9.65911    $ 9.93876        272,956
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97573    $11.00198      3,040,603
    01/01/2011 to 12/31/2011.........  $11.00198    $10.60927      5,374,961
    01/01/2012 to 12/31/2012.........  $10.60927    $11.49073      9,010,294
    01/01/2013 to 12/31/2013.........  $11.49073    $12.90995      9,037,919
    01/01/2014 to 12/31/2014.........  $12.90995    $13.03710      8,381,745
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.86854      1,183,504
    01/01/2011 to 12/31/2011.........  $10.86854    $10.37751      2,746,969
    01/01/2012 to 12/31/2012.........  $10.37751    $11.54455      5,411,255
    01/01/2013 to 12/31/2013.........  $11.54455    $13.47490      5,944,495
    01/01/2014 to 12/31/2014.........  $13.47490    $13.94630      5,912,240
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.71478     11,350,314
    01/01/2013 to 12/31/2013.........  $10.71478    $13.05681     11,680,480
    01/01/2014 to 12/31/2014.........  $13.05681    $13.18875     10,944,905
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.78284        679,070
    01/01/2014 to 12/31/2014.........  $10.78284    $10.82649        971,931
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96993    $11.53165        122,752
    01/01/2011 to 12/31/2011.........  $11.53165    $10.72094        190,352
    01/01/2012 to 12/31/2012.........  $10.72094    $13.30873        520,200
    01/01/2013 to 12/31/2013.........  $13.30873    $13.59570        441,221
    01/01/2014 to 12/31/2014.........  $13.59570    $15.16355        413,940

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01826    $10.76811       199,918
    01/01/2011 to 12/31/2011.........  $10.76811    $10.12518       235,095
    01/01/2012 to 12/31/2012.........  $10.12518    $11.87142       471,384
    01/01/2013 to 12/31/2013.........  $11.87142    $15.07851       502,150
    01/01/2014 to 02/07/2014.........  $15.07851    $14.82672             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99150    $10.75256       186,236
    01/01/2011 to 12/31/2011.........  $10.75256    $ 9.94608       358,920
    01/01/2012 to 12/31/2012.........  $ 9.94608    $11.65181       475,228
    01/01/2013 to 12/31/2013.........  $11.65181    $15.23345       519,571
    01/01/2014 to 12/31/2014.........  $15.23345    $16.87205       534,720
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01958    $11.40273       352,049
    01/01/2011 to 12/31/2011.........  $11.40273    $10.83119       496,956
    01/01/2012 to 12/31/2012.........  $10.83119    $12.68323       836,897
    01/01/2013 to 12/31/2013.........  $12.68323    $16.41409       857,598
    01/01/2014 to 12/31/2014.........  $16.41409    $17.92176       770,824
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68940     2,546,265
    01/01/2011 to 12/31/2011.........  $10.68940    $10.41222     4,103,365
    01/01/2012 to 12/31/2012.........  $10.41222    $11.22580     6,407,141
    01/01/2013 to 12/31/2013.........  $11.22580    $12.06932     6,447,232
    01/01/2014 to 12/31/2014.........  $12.06932    $12.29341     5,849,519
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96489    $11.47751       259,896
    01/01/2011 to 12/31/2011.........  $11.47751    $11.38312       365,908
    01/01/2012 to 12/31/2012.........  $11.38312    $12.89210       687,005
    01/01/2013 to 12/31/2013.........  $12.89210    $17.52034       754,500
    01/01/2014 to 12/31/2014.........  $17.52034    $18.38705       760,935

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98586    $10.65635         38,110
    01/01/2011 to 12/31/2011.........  $10.65635    $10.38154        203,130
    01/01/2012 to 12/31/2012.........  $10.38154    $11.52522        518,378
    01/01/2013 to 12/31/2013.........  $11.52522    $15.19051        475,590
    01/01/2014 to 12/31/2014.........  $15.19051    $15.10316        391,110
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98423    $10.75077        196,063
    01/01/2011 to 12/31/2011.........  $10.75077    $10.85949        414,596
    01/01/2012 to 12/31/2012.........  $10.85949    $12.10603        940,570
    01/01/2013 to 12/31/2013.........  $12.10603    $12.70285        764,877
    01/01/2014 to 12/31/2014.........  $12.70285    $12.75411        710,577
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92909    $11.24449        120,209
    01/01/2011 to 12/31/2011.........  $11.24449    $ 9.58589        187,387
    01/01/2012 to 12/31/2012.........  $ 9.58589    $11.29559        297,821
    01/01/2013 to 12/31/2013.........  $11.29559    $13.16577        288,766
    01/01/2014 to 12/31/2014.........  $13.16577    $12.17716        295,040
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $10.78368        128,205
    01/01/2011 to 12/31/2011.........  $10.78368    $ 9.23249        198,630
    01/01/2012 to 12/31/2012.........  $ 9.23249    $10.54563        279,772
    01/01/2013 to 12/31/2013.........  $10.54563    $12.33410        307,502
    01/01/2014 to 12/31/2014.........  $12.33410    $11.26549        290,198
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00649    $10.58844            161
    01/01/2011 to 12/31/2011.........  $10.58844    $11.65657     28,245,185
    01/01/2012 to 12/31/2012.........  $11.65657    $12.48437     12,185,297
    01/01/2013 to 12/31/2013.........  $12.48437    $11.83322      2,586,723
    01/01/2014 to 12/31/2014.........  $11.83322    $12.36430      3,220,720

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97649    $10.86001     2,174,610
    01/01/2011 to 12/31/2011.........  $10.86001    $10.57177     3,640,539
    01/01/2012 to 12/31/2012.........  $10.57177    $11.75519     6,361,180
    01/01/2013 to 12/31/2013.........  $11.75519    $13.38210     6,280,168
    01/01/2014 to 12/31/2014.........  $13.38210    $13.93493     5,980,304
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92161    $10.54608       312,059
    01/01/2011 to 12/31/2011.........  $10.54608    $ 9.38012       471,899
    01/01/2012 to 12/31/2012.........  $ 9.38012    $11.19486       754,667
    01/01/2013 to 12/31/2013.........  $11.19486    $12.64339       834,403
    01/01/2014 to 12/31/2014.........  $12.64339    $11.58999       865,385
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.57605     1,900,708
    01/01/2011 to 12/31/2011.........  $10.57605    $10.37847     3,919,930
    01/01/2012 to 12/31/2012.........  $10.37847    $11.24938     6,213,028
    01/01/2013 to 12/31/2013.........  $11.24938    $12.22821     6,104,537
    01/01/2014 to 12/31/2014.........  $12.22821    $12.62374     5,567,461
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97111    $10.76470        87,860
    01/01/2011 to 12/31/2011.........  $10.76470    $10.60883       166,469
    01/01/2012 to 12/31/2012.........  $10.60883    $11.96308       366,380
    01/01/2013 to 12/31/2013.........  $11.96308    $15.98615       359,521
    01/01/2014 to 12/31/2014.........  $15.98615    $17.13785       364,972
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99024    $10.60710        86,158
    01/01/2011 to 12/31/2011.........  $10.60710    $ 9.95015       114,797
    01/01/2012 to 12/31/2012.........  $ 9.95015    $11.38581       182,558
    01/01/2013 to 12/31/2013.........  $11.38581    $15.59005       286,238
    01/01/2014 to 12/31/2014.........  $15.59005    $17.36079       338,509

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99236    $11.29330       189,485
    01/01/2011 to 12/31/2011.........  $11.29330    $10.95551       336,887
    01/01/2012 to 12/31/2012.........  $10.95551    $12.04063       653,350
    01/01/2013 to 12/31/2013.........  $12.04063    $16.10352       577,122
    01/01/2014 to 12/31/2014.........  $16.10352    $17.43484       900,638
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98843    $10.80977       117,309
    01/01/2011 to 12/31/2011.........  $10.80977    $11.65957     1,054,574
    01/01/2012 to 12/31/2012.........  $11.65957    $12.09112     1,336,674
    01/01/2013 to 12/31/2013.........  $12.09112    $11.60035     1,386,111
    01/01/2014 to 12/31/2014.........  $11.60035    $12.08231     1,580,575
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98739    $10.88308       313,949
    01/01/2011 to 12/31/2011.........  $10.88308    $10.32113       453,670
    01/01/2012 to 12/31/2012.........  $10.32113    $12.43595       818,069
    01/01/2013 to 12/31/2013.........  $12.43595    $15.53932       924,018
    01/01/2014 to 12/31/2014.........  $15.53932    $15.76524       893,148
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.85871        69,804
    01/01/2011 to 12/31/2011.........  $10.85871    $10.56782       101,083
    01/01/2012 to 12/31/2012.........  $10.56782    $12.11316       249,054
    01/01/2013 to 12/31/2013.........  $12.11316    $16.21185       263,789
    01/01/2014 to 12/31/2014.........  $16.21185    $17.25380       286,582
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99826    $10.17946           487
    01/01/2013 to 12/31/2013.........  $10.17946    $13.40436        30,115
    01/01/2014 to 12/31/2014.........  $13.40436    $14.46368        66,282

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98852    $11.48881      123,513
    01/01/2011 to 12/31/2011.........  $11.48881    $10.85968      189,254
    01/01/2012 to 12/31/2012.........  $10.85968    $12.58860      342,440
    01/01/2013 to 12/31/2013.........  $12.58860    $16.31935      366,853
    01/01/2014 to 12/31/2014.........  $16.31935    $18.36824      328,204
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $ 9.83210      432,404
    01/01/2011 to 12/31/2011.........  $ 9.83210    $ 9.62805      976,585
    01/01/2012 to 12/31/2012.........  $ 9.62805    $ 9.42621      856,782
    01/01/2013 to 12/31/2013.........  $ 9.42621    $ 9.22821      641,576
    01/01/2014 to 12/31/2014.........  $ 9.22821    $ 9.03434      566,785
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99081    $11.22185      182,245
    01/01/2011 to 12/31/2011.........  $11.22185    $10.71360      279,795
    01/01/2012 to 12/31/2012.........  $10.71360    $12.28480      466,088
    01/01/2013 to 12/31/2013.........  $12.28480    $17.07924      611,307
    01/01/2014 to 12/31/2014.........  $17.07924    $19.10337      646,008
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02817    $10.06278       35,591
    01/01/2012 to 12/31/2012.........  $10.06278    $10.33112      237,461
    01/01/2013 to 12/31/2013.........  $10.33112    $ 9.82763      258,551
    01/01/2014 to 12/31/2014.........  $ 9.82763    $10.11671      320,836
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95855    $11.91048      225,037
    01/01/2011 to 12/31/2011.........  $11.91048    $11.85733      392,679
    01/01/2012 to 12/31/2012.........  $11.85733    $13.04531      742,034
    01/01/2013 to 12/31/2013.........  $13.04531    $16.93622      714,600
    01/01/2014 to 12/31/2014.........  $16.93622    $17.89683      650,418

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97268    $11.41452        82,328
    01/01/2011 to 04/29/2011.........  $11.41452    $12.78404             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.29169       895,325
    01/01/2013 to 12/31/2013.........  $10.29169    $11.98140     1,114,810
    01/01/2014 to 12/31/2014.........  $11.98140    $12.33254     1,170,124
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93873    $11.66195       476,936
    01/01/2011 to 12/31/2011.........  $11.66195    $ 9.10284       664,092
    01/01/2012 to 12/31/2012.........  $ 9.10284    $10.50918     1,181,912
    01/01/2013 to 12/31/2013.........  $10.50918    $10.31145     1,168,271
    01/01/2014 to 12/31/2014.........  $10.31145    $ 9.62209     1,032,136
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00768    $10.06943       258,212
    01/01/2011 to 12/31/2011.........  $10.06943    $10.07987       444,733
    01/01/2012 to 12/31/2012.........  $10.07987    $10.33107       864,280
    01/01/2013 to 12/31/2013.........  $10.33107    $ 9.89418       887,249
    01/01/2014 to 12/31/2014.........  $ 9.89418    $ 9.67708       855,438
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.34172     3,522,143
    01/01/2011 to 12/31/2011.........  $10.34172    $10.44670     5,705,528
    01/01/2012 to 12/31/2012.........  $10.44670    $11.18028     9,414,126
    01/01/2013 to 12/31/2013.........  $11.18028    $10.74438     9,411,995
    01/01/2014 to 12/31/2014.........  $10.74438    $10.96377     8,213,489

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98922    $10.58499      4,586,837
    01/01/2011 to 12/31/2011.........  $10.58499    $10.46635     10,310,852
    01/01/2012 to 12/31/2012.........  $10.46635    $11.30921     16,150,559
    01/01/2013 to 12/31/2013.........  $11.30921    $12.09170     15,260,664
    01/01/2014 to 12/31/2014.........  $12.09170    $12.52144     14,101,630
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01818    $10.06267         48,356
    01/01/2012 to 12/31/2012.........  $10.06267    $10.55146        348,835
    01/01/2013 to 12/31/2013.........  $10.55146    $10.09089        425,576
    01/01/2014 to 12/31/2014.........  $10.09089    $10.47775        498,444
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96325    $11.49547      3,712,117
    01/01/2011 to 12/31/2011.........  $11.49547    $10.55499      5,954,130
    01/01/2012 to 12/31/2012.........  $10.55499    $11.66811     10,641,823
    01/01/2013 to 12/31/2013.........  $11.66811    $13.36799     11,234,481
    01/01/2014 to 12/31/2014.........  $13.36799    $14.29091     11,027,596
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.87869         60,348
    01/01/2011 to 12/31/2011.........  $10.87869    $11.01886        118,986
    01/01/2012 to 12/31/2012.........  $11.01886    $12.81560        223,207
    01/01/2013 to 12/31/2013.........  $12.81560    $16.61507        238,283
    01/01/2014 to 12/31/2014.........  $16.61507    $19.06605        315,106
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.87255              0
    01/01/2012 to 12/31/2012.........  $ 8.87255    $ 9.82884              0
    01/01/2013 to 12/31/2013.........  $ 9.82884    $11.77773              0
    01/01/2014 to 12/31/2014.........  $11.77773    $12.27998              0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98731    $10.77337      3,202,539
    01/01/2011 to 12/31/2011.........  $10.77337    $10.35589      6,297,134
    01/01/2012 to 12/31/2012.........  $10.35589    $11.18047     11,013,705
    01/01/2013 to 12/31/2013.........  $11.18047    $12.30719     11,015,991
    01/01/2014 to 12/31/2014.........  $12.30719    $12.66800     10,238,199
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97751    $10.96058      2,624,296
    01/01/2011 to 12/31/2011.........  $10.96058    $10.47443      4,135,424
    01/01/2012 to 12/31/2012.........  $10.47443    $11.88484      7,137,505
    01/01/2013 to 12/31/2013.........  $11.88484    $13.73656      7,789,218
    01/01/2014 to 12/31/2014.........  $13.73656    $14.17862      7,678,745
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98214    $10.75257      4,337,624
    01/01/2011 to 12/31/2011.........  $10.75257    $10.17124      6,785,307
    01/01/2012 to 12/31/2012.........  $10.17124    $11.06628      9,359,655
    01/01/2013 to 12/31/2013.........  $11.06628    $12.39404      9,319,368
    01/01/2014 to 12/31/2014.........  $12.39404    $12.50220      8,159,713
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $12.14387        134,008
    01/01/2011 to 12/31/2011.........  $12.14387    $10.33026        272,000
    01/01/2012 to 12/31/2012.........  $10.33026    $12.14309        472,973
    01/01/2013 to 12/31/2013.........  $12.14309    $16.73995        485,972
    01/01/2014 to 12/31/2014.........  $16.73995    $17.19813        441,793
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96064    $12.60328        196,458
    01/01/2011 to 12/31/2011.........  $12.60328    $12.21817        299,003
    01/01/2012 to 12/31/2012.........  $12.21817    $13.41755        577,925
    01/01/2013 to 12/31/2013.........  $13.41755    $17.75618        609,853
    01/01/2014 to 12/31/2014.........  $17.75618    $18.04719        496,075

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96407    $11.45416        105,127
    01/01/2011 to 12/31/2011.........  $11.45416    $10.54377        159,251
    01/01/2012 to 12/31/2012.........  $10.54377    $12.19664        281,664
    01/01/2013 to 12/31/2013.........  $12.19664    $16.40654        310,561
    01/01/2014 to 12/31/2014.........  $16.40654    $16.90814        275,770
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99195    $10.68099      4,889,068
    01/01/2011 to 12/31/2011.........  $10.68099    $10.66444     10,210,336
    01/01/2012 to 12/31/2012.........  $10.66444    $11.84920     20,138,252
    01/01/2013 to 12/31/2013.........  $11.84920    $13.55300     20,387,641
    01/01/2014 to 12/31/2014.........  $13.55300    $14.04852     19,676,026
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98560    $10.52650        182,870
    01/01/2011 to 12/31/2011.........  $10.52650    $10.13681        224,532
    01/01/2012 to 12/31/2012.........  $10.13681    $11.63543        624,212
    01/01/2013 to 12/31/2013.........  $11.63543    $14.77261        719,417
    01/01/2014 to 12/31/2014.........  $14.77261    $15.54229        789,147
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97083    $11.12457        438,944
    01/01/2011 to 12/31/2011.........  $11.12457    $10.70663        741,977
    01/01/2012 to 12/31/2012.........  $10.70663    $12.32438      1,368,551
    01/01/2013 to 12/31/2013.........  $12.32438    $17.37774      1,413,534
    01/01/2014 to 12/31/2014.........  $17.37774    $18.43263      1,374,787
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85951    $11.46379        573,055
    01/01/2011 to 12/31/2011.........  $11.46379    $ 9.54897        868,367
    01/01/2012 to 12/31/2012.........  $ 9.54897    $ 9.68622      1,414,997
    01/01/2013 to 12/31/2013.........  $ 9.68622    $10.94133      1,407,132
    01/01/2014 to 12/31/2014.........  $10.94133    $ 9.81585      1,377,339

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97994    $10.29998       205,208
    01/01/2011 to 12/31/2011.........  $10.29998    $10.49994       382,952
    01/01/2012 to 12/31/2012.........  $10.49994    $10.81629       574,782
    01/01/2013 to 12/31/2013.........  $10.81629    $10.19168       601,580
    01/01/2014 to 12/31/2014.........  $10.19168    $10.03320       566,789
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.81016       931,127
    01/01/2012 to 12/31/2012.........  $ 8.81016    $ 9.57427     2,504,847
    01/01/2013 to 12/31/2013.........  $ 9.57427    $11.29515     3,282,509
    01/01/2014 to 12/31/2014.........  $11.29515    $11.66673     3,551,805
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.38898       637,730
    01/01/2011 to 12/31/2011.........  $10.38898    $10.78389     1,103,783
    01/01/2012 to 12/31/2012.........  $10.78389    $11.38606     1,945,738
    01/01/2013 to 12/31/2013.........  $11.38606    $10.98046     2,105,634
    01/01/2014 to 12/31/2014.........  $10.98046    $11.52347     2,225,446
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97078    $10.62883     4,071,144
    01/01/2011 to 12/31/2011.........  $10.62883    $10.23205     6,640,069
    01/01/2012 to 09/21/2012.........  $10.23205    $11.42516             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.30%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96738    $10.76360     1,982,880
    01/01/2011 to 12/31/2011.........  $10.76360    $10.23677     1,624,541
    01/01/2012 to 12/31/2012.........  $10.23677    $11.25791     1,330,124
    01/01/2013 to 12/31/2013.........  $11.25791    $12.09609       955,571
    01/01/2014 to 12/31/2014.........  $12.09609    $12.26912       696,255
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97807    $10.86903     1,426,285
    01/01/2011 to 12/31/2011.........  $10.86903    $10.63140     1,184,101
    01/01/2012 to 12/31/2012.........  $10.63140    $11.80420     1,178,277
    01/01/2013 to 12/31/2013.........  $11.80420    $13.44221       940,524
    01/01/2014 to 12/31/2014.........  $13.44221    $13.93521       645,641
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.76424        26,833
    01/01/2011 to 12/31/2011.........  $10.76424    $10.89267        18,422
    01/01/2012 to 05/04/2012.........  $10.89267    $11.80858             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98834    $10.72203     2,364,506
    01/01/2011 to 12/31/2011.........  $10.72203    $10.34844     1,461,557
    01/01/2012 to 12/31/2012.........  $10.34844    $11.37141     1,327,342
    01/01/2013 to 12/31/2013.........  $11.37141    $13.07048     1,084,043
    01/01/2014 to 12/31/2014.........  $13.07048    $13.60269       793,257
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 9.12620        16,940
    01/01/2012 to 12/31/2012.........  $ 9.12620    $ 9.97667        55,542
    01/01/2013 to 12/31/2013.........  $ 9.97667    $10.80518        57,583
    01/01/2014 to 12/31/2014.........  $10.80518    $11.07340        27,998
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.45288         5,933
    01/01/2014 to 12/31/2014.........  $10.45288    $10.57783         6,021

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55604       209,230
    01/01/2011 to 12/31/2011.........  $10.55604    $11.49032     5,005,426
    01/01/2012 to 12/31/2012.........  $11.49032    $11.80030     4,468,226
    01/01/2013 to 12/31/2013.........  $11.80030    $11.29161     2,537,799
    01/01/2014 to 12/31/2014.........  $11.29161    $11.18955     1,768,200
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00679    $10.59877             0
    01/01/2011 to 12/31/2011.........  $10.59877    $11.76169     5,716,416
    01/01/2012 to 12/31/2012.........  $11.76169    $12.14766     5,241,794
    01/01/2013 to 12/31/2013.........  $12.14766    $11.49527     2,711,682
    01/01/2014 to 12/31/2014.........  $11.49527    $11.52978     1,962,192
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.60163             0
    01/01/2011 to 12/31/2011.........  $10.60163    $12.01278             0
    01/01/2012 to 12/31/2012.........  $12.01278    $12.42372       647,618
    01/01/2013 to 12/31/2013.........  $12.42372    $11.55152       396,527
    01/01/2014 to 12/31/2014.........  $11.55152    $11.76707       149,647
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00891    $10.63229             0
    01/01/2011 to 12/31/2011.........  $10.63229    $12.32822        18,382
    01/01/2012 to 12/31/2012.........  $12.32822    $12.80538         2,953
    01/01/2013 to 12/31/2013.........  $12.80538    $11.69563       856,375
    01/01/2014 to 12/31/2014.........  $11.69563    $12.13039       668,353
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00784    $10.73369             0
    01/01/2011 to 12/31/2011.........  $10.73369    $12.61630     3,859,454
    01/01/2012 to 12/31/2012.........  $12.61630    $13.16317     3,570,965
    01/01/2013 to 12/31/2013.........  $13.16317    $11.96003     1,878,838
    01/01/2014 to 12/31/2014.........  $11.96003    $12.58253     2,162,451

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.95962     1,120,790
    01/01/2012 to 12/31/2012.........  $11.95962    $12.36732     1,828,179
    01/01/2013 to 12/31/2013.........  $12.36732    $10.90536     1,447,347
    01/01/2014 to 12/31/2014.........  $10.90536    $11.75937       812,449
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99746    $10.34590       257,143
    01/01/2013 to 12/31/2013.........  $10.34590    $ 9.07699     3,160,323
    01/01/2014 to 12/31/2014.........  $ 9.07699    $ 9.98740     1,234,695
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99873    $ 8.70488       473,545
    01/01/2014 to 12/31/2014.........  $ 8.70488    $ 9.74562       897,728
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99873    $11.24540       254,897
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $10.53223        40,112
    01/01/2011 to 12/31/2011.........  $10.53223    $ 9.68613        18,370
    01/01/2012 to 12/31/2012.........  $ 9.68613    $10.71530        15,095
    01/01/2013 to 12/31/2013.........  $10.71530    $13.75930        10,228
    01/01/2014 to 12/31/2014.........  $13.75930    $14.82283        12,421
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97725    $10.80239     2,173,767
    01/01/2011 to 12/31/2011.........  $10.80239    $10.29819     1,486,802
    01/01/2012 to 12/31/2012.........  $10.29819    $11.44169     1,337,502
    01/01/2013 to 12/31/2013.........  $11.44169    $13.71394     1,360,711
    01/01/2014 to 12/31/2014.........  $13.71394    $14.33579     1,272,897

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99809    $11.59720         9,115
    01/01/2014 to 12/31/2014.........  $11.59720    $12.87257         4,627
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95948    $11.75243        51,593
    01/01/2011 to 12/31/2011.........  $11.75243    $12.23924        33,996
    01/01/2012 to 12/31/2012.........  $12.23924    $13.79249        84,179
    01/01/2013 to 12/31/2013.........  $13.79249    $13.89752        71,435
    01/01/2014 to 12/31/2014.........  $13.89752    $17.77560        35,695
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $ 9.64568         4,745
    01/01/2014 to 12/31/2014.........  $ 9.64568    $ 9.90467         3,411
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97557    $10.98381     1,466,091
    01/01/2011 to 12/31/2011.........  $10.98381    $10.57010     1,058,162
    01/01/2012 to 12/31/2012.........  $10.57010    $11.42496       967,785
    01/01/2013 to 12/31/2013.........  $11.42496    $12.80989       817,178
    01/01/2014 to 12/31/2014.........  $12.80989    $12.90966       445,867
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.85057       309,670
    01/01/2011 to 12/31/2011.........  $10.85057    $10.33928       188,650
    01/01/2012 to 12/31/2012.........  $10.33928    $11.47849       172,015
    01/01/2013 to 12/31/2013.........  $11.47849    $13.37038       170,139
    01/01/2014 to 12/31/2014.........  $13.37038    $13.80990       128,723

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.69999      774,895
    01/01/2013 to 12/31/2013.........  $10.69999    $13.01231      586,038
    01/01/2014 to 12/31/2014.........  $13.01231    $13.11702      393,545
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.76783       92,607
    01/01/2014 to 12/31/2014.........  $10.76783    $10.78945       91,587
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96976    $11.51275       20,879
    01/01/2011 to 12/31/2011.........  $11.51275    $10.68145       12,375
    01/01/2012 to 12/31/2012.........  $10.68145    $13.23265       11,547
    01/01/2013 to 12/31/2013.........  $13.23265    $13.49041       13,629
    01/01/2014 to 12/31/2014.........  $13.49041    $15.01538       14,908
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01809    $10.75038       43,809
    01/01/2011 to 12/31/2011.........  $10.75038    $10.08777       22,459
    01/01/2012 to 12/31/2012.........  $10.08777    $11.80336       19,913
    01/01/2013 to 12/31/2013.........  $11.80336    $14.96141       17,694
    01/01/2014 to 02/07/2014.........  $14.96141    $14.70842            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99134    $10.73491       62,866
    01/01/2011 to 12/31/2011.........  $10.73491    $ 9.90949       26,852
    01/01/2012 to 12/31/2012.........  $ 9.90949    $11.58529       21,649
    01/01/2013 to 12/31/2013.........  $11.58529    $15.11560       24,250
    01/01/2014 to 12/31/2014.........  $15.11560    $16.70734       25,237

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01941    $11.38383       87,362
    01/01/2011 to 12/31/2011.........  $11.38383    $10.79120       46,970
    01/01/2012 to 12/31/2012.........  $10.79120    $12.61054       39,264
    01/01/2013 to 12/31/2013.........  $12.61054    $16.28679       39,588
    01/01/2014 to 12/31/2014.........  $16.28679    $17.74638       42,790
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98783    $10.67177      300,563
    01/01/2011 to 12/31/2011.........  $10.67177    $10.37382      209,744
    01/01/2012 to 12/31/2012.........  $10.37382    $11.16148      189,782
    01/01/2013 to 12/31/2013.........  $11.16148    $11.97581      130,100
    01/01/2014 to 12/31/2014.........  $11.97581    $12.17331      116,905
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96472    $11.45866       56,975
    01/01/2011 to 12/31/2011.........  $11.45866    $11.34127       33,845
    01/01/2012 to 12/31/2012.........  $11.34127    $12.81851       85,604
    01/01/2013 to 12/31/2013.........  $12.81851    $17.38469      152,825
    01/01/2014 to 12/31/2014.........  $17.38469    $18.20742      230,703
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98570    $10.63879       10,405
    01/01/2011 to 12/31/2011.........  $10.63879    $10.34328        8,991
    01/01/2012 to 12/31/2012.........  $10.34328    $11.45924       14,659
    01/01/2013 to 12/31/2013.........  $11.45924    $15.07276       66,800
    01/01/2014 to 12/31/2014.........  $15.07276    $14.95546       77,872

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98406    $10.73309       45,845
    01/01/2011 to 12/31/2011.........  $10.73309    $10.81948       55,106
    01/01/2012 to 12/31/2012.........  $10.81948    $12.03683       65,235
    01/01/2013 to 12/31/2013.........  $12.03683    $12.60442       25,152
    01/01/2014 to 12/31/2014.........  $12.60442    $12.62960       23,037
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92892    $11.22607       20,551
    01/01/2011 to 12/31/2011.........  $11.22607    $ 9.55062       16,008
    01/01/2012 to 12/31/2012.........  $ 9.55062    $11.23108       13,338
    01/01/2013 to 12/31/2013.........  $11.23108    $13.06392       10,499
    01/01/2014 to 12/31/2014.........  $13.06392    $12.05820       11,425
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $10.76596       59,646
    01/01/2011 to 12/31/2011.........  $10.76596    $ 9.19856       29,045
    01/01/2012 to 12/31/2012.........  $ 9.19856    $10.48534       22,184
    01/01/2013 to 12/31/2013.........  $10.48534    $12.23853       46,321
    01/01/2014 to 12/31/2014.........  $12.23853    $11.15543       32,788
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97632    $10.84209      324,591
    01/01/2011 to 12/31/2011.........  $10.84209    $10.53278      217,080
    01/01/2012 to 12/31/2012.........  $10.53278    $11.68784      172,026
    01/01/2013 to 12/31/2013.........  $11.68784    $13.27832      113,065
    01/01/2014 to 12/31/2014.........  $13.27832    $13.79866      102,221

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92144    $10.52888       41,928
    01/01/2011 to 12/31/2011.........  $10.52888    $ 9.34567       21,558
    01/01/2012 to 12/31/2012.........  $ 9.34567    $11.13086       20,843
    01/01/2013 to 12/31/2013.........  $11.13086    $12.54532       18,447
    01/01/2014 to 12/31/2014.........  $12.54532    $11.47656       15,955
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55869      328,331
    01/01/2011 to 12/31/2011.........  $10.55869    $10.34036      191,622
    01/01/2012 to 12/31/2012.........  $10.34036    $11.18508      172,799
    01/01/2013 to 12/31/2013.........  $11.18508    $12.13349      137,547
    01/01/2014 to 12/31/2014.........  $12.13349    $12.50029       79,933
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97094    $10.74695       27,515
    01/01/2011 to 12/31/2011.........  $10.74695    $10.56966        9,400
    01/01/2012 to 12/31/2012.........  $10.56966    $11.89459        9,717
    01/01/2013 to 12/31/2013.........  $11.89459    $15.86218        4,863
    01/01/2014 to 12/31/2014.........  $15.86218    $16.97024        4,849
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99007    $10.58960       11,944
    01/01/2011 to 12/31/2011.........  $10.58960    $ 9.91346        6,827
    01/01/2012 to 12/31/2012.........  $ 9.91346    $11.32062        9,733
    01/01/2013 to 12/31/2013.........  $11.32062    $15.46916       21,107
    01/01/2014 to 12/31/2014.........  $15.46916    $17.19095       15,998

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99219    $11.27468       47,226
    01/01/2011 to 12/31/2011.........  $11.27468    $10.91510       27,111
    01/01/2012 to 12/31/2012.........  $10.91510    $11.97169       25,846
    01/01/2013 to 12/31/2013.........  $11.97169    $15.97874       14,177
    01/01/2014 to 12/31/2014.........  $15.97874    $17.26455       26,576
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98826    $10.79204       62,889
    01/01/2011 to 12/31/2011.........  $10.79204    $11.61675       55,271
    01/01/2012 to 12/31/2012.........  $11.61675    $12.02209       73,194
    01/01/2013 to 12/31/2013.........  $12.02209    $11.51061       50,759
    01/01/2014 to 12/31/2014.........  $11.51061    $11.96438       46,785
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98722    $10.86514       54,255
    01/01/2011 to 12/31/2011.........  $10.86514    $10.28312       47,905
    01/01/2012 to 12/31/2012.........  $10.28312    $12.36479       50,071
    01/01/2013 to 12/31/2013.........  $12.36479    $15.41885      515,310
    01/01/2014 to 12/31/2014.........  $15.41885    $15.61113      719,675
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.84075       13,556
    01/01/2011 to 12/31/2011.........  $10.84075    $10.52884       10,363
    01/01/2012 to 12/31/2012.........  $10.52884    $12.04371       12,800
    01/01/2013 to 12/31/2013.........  $12.04371    $16.08596       20,550
    01/01/2014 to 12/31/2014.........  $16.08596    $17.08490       19,721

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99809    $10.17167          153
    01/01/2013 to 12/31/2013.........  $10.17167    $13.36678       22,155
    01/01/2014 to 12/31/2014.........  $13.36678    $14.39378       18,108
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $11.46980       43,801
    01/01/2011 to 12/31/2011.........  $11.46980    $10.81966       32,102
    01/01/2012 to 12/31/2012.........  $10.81966    $12.51658       35,546
    01/01/2013 to 12/31/2013.........  $12.51658    $16.19288       32,162
    01/01/2014 to 12/31/2014.........  $16.19288    $18.18867       30,313
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $ 9.81590      264,690
    01/01/2011 to 12/31/2011.........  $ 9.81590    $ 9.59256      229,144
    01/01/2012 to 12/31/2012.........  $ 9.59256    $ 9.37229       49,789
    01/01/2013 to 12/31/2013.........  $ 9.37229    $ 9.15665       25,324
    01/01/2014 to 12/31/2014.........  $ 9.15665    $ 8.94614       37,101
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99064    $11.20328       55,297
    01/01/2011 to 12/31/2011.........  $11.20328    $10.67411       32,189
    01/01/2012 to 12/31/2012.........  $10.67411    $12.21442       32,995
    01/01/2013 to 12/31/2013.........  $12.21442    $16.94666       84,576
    01/01/2014 to 12/31/2014.........  $16.94666    $18.91641       57,586

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05926          275
    01/01/2012 to 12/31/2012.........  $10.05926    $10.30632       15,035
    01/01/2013 to 12/31/2013.........  $10.30632    $ 9.78401        3,812
    01/01/2014 to 12/31/2014.........  $ 9.78401    $10.05132       11,894
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95838    $11.89091       46,144
    01/01/2011 to 12/31/2011.........  $11.89091    $11.81371       33,114
    01/01/2012 to 12/31/2012.........  $11.81371    $12.97081       86,064
    01/01/2013 to 12/31/2013.........  $12.97081    $16.80520      378,365
    01/01/2014 to 12/31/2014.........  $16.80520    $17.72217      515,160
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97251    $11.39598       17,367
    01/01/2011 to 04/29/2011.........  $11.39598    $12.75479            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.27736       20,434
    01/01/2013 to 12/31/2013.........  $10.27736    $11.94018       53,780
    01/01/2014 to 12/31/2014.........  $11.94018    $12.26499       12,446
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93856    $11.64283      117,680
    01/01/2011 to 12/31/2011.........  $11.64283    $ 9.06934       70,061
    01/01/2012 to 12/31/2012.........  $ 9.06934    $10.44909       56,779
    01/01/2013 to 12/31/2013.........  $10.44909    $10.23152       51,495
    01/01/2014 to 12/31/2014.........  $10.23152    $ 9.52798       44,431

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00751    $10.05274       127,840
    01/01/2011 to 12/31/2011.........  $10.05274    $10.04285       173,864
    01/01/2012 to 12/31/2012.........  $10.04285    $10.27228        74,789
    01/01/2013 to 12/31/2013.........  $10.27228    $ 9.81790       241,886
    01/01/2014 to 12/31/2014.........  $ 9.81790    $ 9.58291       313,590
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.32475       904,921
    01/01/2011 to 12/31/2011.........  $10.32475    $10.40836       596,566
    01/01/2012 to 12/31/2012.........  $10.40836    $11.11653       610,011
    01/01/2013 to 12/31/2013.........  $11.11653    $10.66129       478,791
    01/01/2014 to 12/31/2014.........  $10.66129    $10.85686       415,361
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98905    $10.56757     1,848,364
    01/01/2011 to 12/31/2011.........  $10.56757    $10.42777     1,513,061
    01/01/2012 to 12/31/2012.........  $10.42777    $11.24445     1,286,079
    01/01/2013 to 12/31/2013.........  $11.24445    $11.99793       728,449
    01/01/2014 to 12/31/2014.........  $11.99793    $12.39894       756,319
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05915           398
    01/01/2012 to 12/31/2012.........  $10.05915    $10.52610        18,678
    01/01/2013 to 12/31/2013.........  $10.52610    $10.04606        48,013
    01/01/2014 to 12/31/2014.........  $10.04606    $10.40988        48,585
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96308    $11.47648       795,562
    01/01/2011 to 12/31/2011.........  $11.47648    $10.51610       600,412
    01/01/2012 to 12/31/2012.........  $10.51610    $11.60136       690,467
    01/01/2013 to 12/31/2013.........  $11.60136    $13.26440       320,294
    01/01/2014 to 12/31/2014.........  $13.26440    $14.15124       263,203
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.86080        16,287
    01/01/2011 to 12/31/2011.........  $10.86080    $10.97830         7,562
    01/01/2012 to 12/31/2012.........  $10.97830    $12.74231         7,541
    01/01/2013 to 12/31/2013.........  $12.74231    $16.48642         7,527
    01/01/2014 to 12/31/2014.........  $16.48642    $18.87993         7,278

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86034             0
    01/01/2012 to 12/31/2012.........  $ 8.86034    $ 9.79521             0
    01/01/2013 to 12/31/2013.........  $ 9.79521    $11.71340             0
    01/01/2014 to 12/31/2014.........  $11.71340    $12.18789             0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98715    $10.75566       380,072
    01/01/2011 to 12/31/2011.........  $10.75566    $10.31779       266,575
    01/01/2012 to 12/31/2012.........  $10.31779    $11.11657       238,332
    01/01/2013 to 12/31/2013.........  $11.11657    $12.21187       138,116
    01/01/2014 to 12/31/2014.........  $12.21187    $12.54429       155,391
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97734    $10.94264       619,521
    01/01/2011 to 12/31/2011.........  $10.94264    $10.43605       223,639
    01/01/2012 to 12/31/2012.........  $10.43605    $11.81699       267,883
    01/01/2013 to 12/31/2013.........  $11.81699    $13.63029       308,978
    01/01/2014 to 12/31/2014.........  $13.63029    $14.04024       250,397
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98197    $10.73491     2,018,421
    01/01/2011 to 12/31/2011.........  $10.73491    $10.13379     1,577,561
    01/01/2012 to 12/31/2012.........  $10.13379    $11.00305     1,483,179
    01/01/2013 to 12/31/2013.........  $11.00305    $12.29802     1,011,989
    01/01/2014 to 12/31/2014.........  $12.29802    $12.37990       510,995

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $12.12383        23,209
    01/01/2011 to 12/31/2011.........  $12.12383    $10.29217        28,282
    01/01/2012 to 12/31/2012.........  $10.29217    $12.07351        26,717
    01/01/2013 to 12/31/2013.........  $12.07351    $16.61005        32,442
    01/01/2014 to 12/31/2014.........  $16.61005    $17.02978        28,832
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96047    $12.58259        21,297
    01/01/2011 to 12/31/2011.........  $12.58259    $12.17325        15,339
    01/01/2012 to 12/31/2012.........  $12.17325    $13.34082        12,061
    01/01/2013 to 12/31/2013.........  $13.34082    $17.61871        10,437
    01/01/2014 to 12/31/2014.........  $17.61871    $17.87086         8,732
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96390    $11.43543        23,651
    01/01/2011 to 12/31/2011.........  $11.43543    $10.50502        22,275
    01/01/2012 to 12/31/2012.........  $10.50502    $12.12694        18,090
    01/01/2013 to 12/31/2013.........  $12.12694    $16.27955        33,124
    01/01/2014 to 12/31/2014.........  $16.27955    $16.74311        25,788
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99178    $10.66346     1,234,468
    01/01/2011 to 12/31/2011.........  $10.66346    $10.62519       946,974
    01/01/2012 to 12/31/2012.........  $10.62519    $11.78150       921,311
    01/01/2013 to 12/31/2013.........  $11.78150    $13.44819       780,220
    01/01/2014 to 12/31/2014.........  $13.44819    $13.91148       643,693

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98543    $10.50910       19,588
    01/01/2011 to 12/31/2011.........  $10.50910    $10.09939        9,326
    01/01/2012 to 12/31/2012.........  $10.09939    $11.56886       13,720
    01/01/2013 to 12/31/2013.........  $11.56886    $14.65825       28,681
    01/01/2014 to 12/31/2014.........  $14.65825    $15.39059       15,918
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97067    $11.10634       72,362
    01/01/2011 to 12/31/2011.........  $11.10634    $10.66740       42,986
    01/01/2012 to 12/31/2012.........  $10.66740    $12.25406       41,747
    01/01/2013 to 12/31/2013.........  $12.25406    $17.24330      379,011
    01/01/2014 to 12/31/2014.........  $17.24330    $18.25254      444,693
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85934    $11.44494       97,346
    01/01/2011 to 12/31/2011.........  $11.44494    $ 9.51383       65,186
    01/01/2012 to 12/31/2012.........  $ 9.51383    $ 9.63079       68,278
    01/01/2013 to 12/31/2013.........  $ 9.63079    $10.85645       50,495
    01/01/2014 to 12/31/2014.........  $10.85645    $ 9.71986       43,335
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97977    $10.28297      101,755
    01/01/2011 to 12/31/2011.........  $10.28297    $10.46127       71,038
    01/01/2012 to 12/31/2012.........  $10.46127    $10.75435       69,459
    01/01/2013 to 12/31/2013.........  $10.75435    $10.11257       43,267
    01/01/2014 to 12/31/2014.........  $10.11257    $ 9.93498       37,143

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.79804        15,946
    01/01/2012 to 12/31/2012.........  $ 8.79804    $ 9.54156        32,367
    01/01/2013 to 12/31/2013.........  $ 9.54156    $11.23346       131,267
    01/01/2014 to 12/31/2014.........  $11.23346    $11.57925       140,410
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.37188       140,502
    01/01/2011 to 12/31/2011.........  $10.37188    $10.74432       108,923
    01/01/2012 to 12/31/2012.........  $10.74432    $11.32108        84,067
    01/01/2013 to 12/31/2013.........  $11.32108    $10.89550       619,967
    01/01/2014 to 12/31/2014.........  $10.89550    $11.41109       849,403
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97062    $10.61120     1,139,575
    01/01/2011 to 12/31/2011.........  $10.61120    $10.19426       827,152
    01/01/2012 to 09/21/2012.........  $10.19426    $11.36598             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.10%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96755    $10.78127      5,516,405
    01/01/2011 to 12/31/2011.........  $10.78127    $10.27449      7,930,280
    01/01/2012 to 12/31/2012.........  $10.27449    $11.32236     11,077,684
    01/01/2013 to 12/31/2013.........  $11.32236    $12.19011     10,523,493
    01/01/2014 to 12/31/2014.........  $12.19011    $12.38986      9,625,080
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97824    $10.88690      3,887,085
    01/01/2011 to 12/31/2011.........  $10.88690    $10.67064      7,536,489
    01/01/2012 to 12/31/2012.........  $10.67064    $11.87203     13,895,266
    01/01/2013 to 12/31/2013.........  $11.87203    $13.54713     14,169,565
    01/01/2014 to 12/31/2014.........  $13.54713    $14.07267     13,538,746
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.78205        196,832
    01/01/2011 to 12/31/2011.........  $10.78205    $10.93295        372,080
    01/01/2012 to 05/04/2012.........  $10.93295    $11.86055              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98851    $10.73966      6,122,070
    01/01/2011 to 12/31/2011.........  $10.73966    $10.38658     11,643,017
    01/01/2012 to 12/31/2012.........  $10.38658    $11.43662     18,171,064
    01/01/2013 to 12/31/2013.........  $11.43662    $13.17247     18,699,184
    01/01/2014 to 12/31/2014.........  $13.17247    $13.73688     17,790,247

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 9.13879      2,250,990
    01/01/2012 to 12/31/2012.........  $ 9.13879    $10.01086      5,203,950
    01/01/2013 to 12/31/2013.........  $10.01086    $10.86430      5,355,492
    01/01/2014 to 12/31/2014.........  $10.86430    $11.15680      5,070,743
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.46739         71,799
    01/01/2014 to 12/31/2014.........  $10.46739    $10.61412        136,733
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $10.54959        142,572
    01/01/2011 to 12/31/2011.........  $10.54959    $ 9.72183        183,338
    01/01/2012 to 12/31/2012.........  $ 9.72183    $10.77688        332,652
    01/01/2013 to 12/31/2013.........  $10.77688    $13.86671        398,492
    01/01/2014 to 12/31/2014.........  $13.86671    $14.96906        350,635
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97742    $10.82029      5,226,833
    01/01/2011 to 12/31/2011.........  $10.82029    $10.33635      7,593,614
    01/01/2012 to 12/31/2012.........  $10.33635    $11.50768     11,785,115
    01/01/2013 to 12/31/2013.........  $11.50768    $13.82131     13,677,902
    01/01/2014 to 12/31/2014.........  $13.82131    $14.47761     13,579,516
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99826    $11.61742         34,276
    01/01/2014 to 12/31/2014.........  $11.61742    $12.92135        120,929

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95965    $11.77181        148,869
    01/01/2011 to 12/31/2011.........  $11.77181    $12.28453        287,342
    01/01/2012 to 12/31/2012.........  $12.28453    $13.87195        637,193
    01/01/2013 to 12/31/2013.........  $13.87195    $14.00615        695,083
    01/01/2014 to 12/31/2014.........  $14.00615    $17.95101        590,923
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $ 9.65911         82,334
    01/01/2014 to 12/31/2014.........  $ 9.65911    $ 9.93876        272,956
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97573    $11.00198      3,040,603
    01/01/2011 to 12/31/2011.........  $11.00198    $10.60927      5,374,961
    01/01/2012 to 12/31/2012.........  $10.60927    $11.49073      9,010,294
    01/01/2013 to 12/31/2013.........  $11.49073    $12.90995      9,037,919
    01/01/2014 to 12/31/2014.........  $12.90995    $13.03710      8,381,745
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.86854      1,183,504
    01/01/2011 to 12/31/2011.........  $10.86854    $10.37751      2,746,969
    01/01/2012 to 12/31/2012.........  $10.37751    $11.54455      5,411,255
    01/01/2013 to 12/31/2013.........  $11.54455    $13.47490      5,944,495
    01/01/2014 to 12/31/2014.........  $13.47490    $13.94630      5,912,240
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.71478     11,350,314
    01/01/2013 to 12/31/2013.........  $10.71478    $13.05681     11,680,480
    01/01/2014 to 12/31/2014.........  $13.05681    $13.18875     10,944,905

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.78284      679,070
    01/01/2014 to 12/31/2014.........  $10.78284    $10.82649      971,931
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96993    $11.53165      122,752
    01/01/2011 to 12/31/2011.........  $11.53165    $10.72094      190,352
    01/01/2012 to 12/31/2012.........  $10.72094    $13.30873      520,200
    01/01/2013 to 12/31/2013.........  $13.30873    $13.59570      441,221
    01/01/2014 to 12/31/2014.........  $13.59570    $15.16355      413,940
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01826    $10.76811      199,918
    01/01/2011 to 12/31/2011.........  $10.76811    $10.12518      235,095
    01/01/2012 to 12/31/2012.........  $10.12518    $11.87142      471,384
    01/01/2013 to 12/31/2013.........  $11.87142    $15.07851      502,150
    01/01/2014 to 02/07/2014.........  $15.07851    $14.82672            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99150    $10.75256      186,236
    01/01/2011 to 12/31/2011.........  $10.75256    $ 9.94608      358,920
    01/01/2012 to 12/31/2012.........  $ 9.94608    $11.65181      475,228
    01/01/2013 to 12/31/2013.........  $11.65181    $15.23345      519,571
    01/01/2014 to 12/31/2014.........  $15.23345    $16.87205      534,720

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01958    $11.40273       352,049
    01/01/2011 to 12/31/2011.........  $11.40273    $10.83119       496,956
    01/01/2012 to 12/31/2012.........  $10.83119    $12.68323       836,897
    01/01/2013 to 12/31/2013.........  $12.68323    $16.41409       857,598
    01/01/2014 to 12/31/2014.........  $16.41409    $17.92176       770,824
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68940     2,546,265
    01/01/2011 to 12/31/2011.........  $10.68940    $10.41222     4,103,365
    01/01/2012 to 12/31/2012.........  $10.41222    $11.22580     6,407,141
    01/01/2013 to 12/31/2013.........  $11.22580    $12.06932     6,447,232
    01/01/2014 to 12/31/2014.........  $12.06932    $12.29341     5,849,519
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96489    $11.47751       259,896
    01/01/2011 to 12/31/2011.........  $11.47751    $11.38312       365,908
    01/01/2012 to 12/31/2012.........  $11.38312    $12.89210       687,005
    01/01/2013 to 12/31/2013.........  $12.89210    $17.52034       754,500
    01/01/2014 to 12/31/2014.........  $17.52034    $18.38705       760,935
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98586    $10.65635        38,110
    01/01/2011 to 12/31/2011.........  $10.65635    $10.38154       203,130
    01/01/2012 to 12/31/2012.........  $10.38154    $11.52522       518,378
    01/01/2013 to 12/31/2013.........  $11.52522    $15.19051       475,590
    01/01/2014 to 12/31/2014.........  $15.19051    $15.10316       391,110

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98423    $10.75077        196,063
    01/01/2011 to 12/31/2011.........  $10.75077    $10.85949        414,596
    01/01/2012 to 12/31/2012.........  $10.85949    $12.10603        940,570
    01/01/2013 to 12/31/2013.........  $12.10603    $12.70285        764,877
    01/01/2014 to 12/31/2014.........  $12.70285    $12.75411        710,577
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92909    $11.24449        120,209
    01/01/2011 to 12/31/2011.........  $11.24449    $ 9.58589        187,387
    01/01/2012 to 12/31/2012.........  $ 9.58589    $11.29559        297,821
    01/01/2013 to 12/31/2013.........  $11.29559    $13.16577        288,766
    01/01/2014 to 12/31/2014.........  $13.16577    $12.17716        295,040
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $10.78368        128,205
    01/01/2011 to 12/31/2011.........  $10.78368    $ 9.23249        198,630
    01/01/2012 to 12/31/2012.........  $ 9.23249    $10.54563        279,772
    01/01/2013 to 12/31/2013.........  $10.54563    $12.33410        307,502
    01/01/2014 to 12/31/2014.........  $12.33410    $11.26549        290,198
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00649    $10.58844            161
    01/01/2011 to 12/31/2011.........  $10.58844    $11.65657     28,245,185
    01/01/2012 to 12/31/2012.........  $11.65657    $12.48437     12,185,297
    01/01/2013 to 12/31/2013.........  $12.48437    $11.83322      2,586,723
    01/01/2014 to 12/31/2014.........  $11.83322    $12.36430      3,220,720

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97649    $10.86001     2,174,610
    01/01/2011 to 12/31/2011.........  $10.86001    $10.57177     3,640,539
    01/01/2012 to 12/31/2012.........  $10.57177    $11.75519     6,361,180
    01/01/2013 to 12/31/2013.........  $11.75519    $13.38210     6,280,168
    01/01/2014 to 12/31/2014.........  $13.38210    $13.93493     5,980,304
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92161    $10.54608       312,059
    01/01/2011 to 12/31/2011.........  $10.54608    $ 9.38012       471,899
    01/01/2012 to 12/31/2012.........  $ 9.38012    $11.19486       754,667
    01/01/2013 to 12/31/2013.........  $11.19486    $12.64339       834,403
    01/01/2014 to 12/31/2014.........  $12.64339    $11.58999       865,385
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.57605     1,900,708
    01/01/2011 to 12/31/2011.........  $10.57605    $10.37847     3,919,930
    01/01/2012 to 12/31/2012.........  $10.37847    $11.24938     6,213,028
    01/01/2013 to 12/31/2013.........  $11.24938    $12.22821     6,104,537
    01/01/2014 to 12/31/2014.........  $12.22821    $12.62374     5,567,461
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97111    $10.76470        87,860
    01/01/2011 to 12/31/2011.........  $10.76470    $10.60883       166,469
    01/01/2012 to 12/31/2012.........  $10.60883    $11.96308       366,380
    01/01/2013 to 12/31/2013.........  $11.96308    $15.98615       359,521
    01/01/2014 to 12/31/2014.........  $15.98615    $17.13785       364,972

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99024    $10.60710        86,158
    01/01/2011 to 12/31/2011.........  $10.60710    $ 9.95015       114,797
    01/01/2012 to 12/31/2012.........  $ 9.95015    $11.38581       182,558
    01/01/2013 to 12/31/2013.........  $11.38581    $15.59005       286,238
    01/01/2014 to 12/31/2014.........  $15.59005    $17.36079       338,509
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99236    $11.29330       189,485
    01/01/2011 to 12/31/2011.........  $11.29330    $10.95551       336,887
    01/01/2012 to 12/31/2012.........  $10.95551    $12.04063       653,350
    01/01/2013 to 12/31/2013.........  $12.04063    $16.10352       577,122
    01/01/2014 to 12/31/2014.........  $16.10352    $17.43484       900,638
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98843    $10.80977       117,309
    01/01/2011 to 12/31/2011.........  $10.80977    $11.65957     1,054,574
    01/01/2012 to 12/31/2012.........  $11.65957    $12.09112     1,336,674
    01/01/2013 to 12/31/2013.........  $12.09112    $11.60035     1,386,111
    01/01/2014 to 12/31/2014.........  $11.60035    $12.08231     1,580,575
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98739    $10.88308       313,949
    01/01/2011 to 12/31/2011.........  $10.88308    $10.32113       453,670
    01/01/2012 to 12/31/2012.........  $10.32113    $12.43595       818,069
    01/01/2013 to 12/31/2013.........  $12.43595    $15.53932       924,018
    01/01/2014 to 12/31/2014.........  $15.53932    $15.76524       893,148

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.85871       69,804
    01/01/2011 to 12/31/2011.........  $10.85871    $10.56782      101,083
    01/01/2012 to 12/31/2012.........  $10.56782    $12.11316      249,054
    01/01/2013 to 12/31/2013.........  $12.11316    $16.21185      263,789
    01/01/2014 to 12/31/2014.........  $16.21185    $17.25380      286,582
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99826    $10.17946          487
    01/01/2013 to 12/31/2013.........  $10.17946    $13.40436       30,115
    01/01/2014 to 12/31/2014.........  $13.40436    $14.46368       66,282
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98852    $11.48881      123,513
    01/01/2011 to 12/31/2011.........  $11.48881    $10.85968      189,254
    01/01/2012 to 12/31/2012.........  $10.85968    $12.58860      342,440
    01/01/2013 to 12/31/2013.........  $12.58860    $16.31935      366,853
    01/01/2014 to 12/31/2014.........  $16.31935    $18.36824      328,204
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $ 9.83210      432,404
    01/01/2011 to 12/31/2011.........  $ 9.83210    $ 9.62805      976,585
    01/01/2012 to 12/31/2012.........  $ 9.62805    $ 9.42621      856,782
    01/01/2013 to 12/31/2013.........  $ 9.42621    $ 9.22821      641,576
    01/01/2014 to 12/31/2014.........  $ 9.22821    $ 9.03434      566,785

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99081    $11.22185       182,245
    01/01/2011 to 12/31/2011.........  $11.22185    $10.71360       279,795
    01/01/2012 to 12/31/2012.........  $10.71360    $12.28480       466,088
    01/01/2013 to 12/31/2013.........  $12.28480    $17.07924       611,307
    01/01/2014 to 12/31/2014.........  $17.07924    $19.10337       646,008
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02817    $10.06278        35,591
    01/01/2012 to 12/31/2012.........  $10.06278    $10.33112       237,461
    01/01/2013 to 12/31/2013.........  $10.33112    $ 9.82763       258,551
    01/01/2014 to 12/31/2014.........  $ 9.82763    $10.11671       320,836
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95855    $11.91048       225,037
    01/01/2011 to 12/31/2011.........  $11.91048    $11.85733       392,679
    01/01/2012 to 12/31/2012.........  $11.85733    $13.04531       742,034
    01/01/2013 to 12/31/2013.........  $13.04531    $16.93622       714,600
    01/01/2014 to 12/31/2014.........  $16.93622    $17.89683       650,418
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97268    $11.41452        82,328
    01/01/2011 to 04/29/2011.........  $11.41452    $12.78404             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.29169       895,325
    01/01/2013 to 12/31/2013.........  $10.29169    $11.98140     1,114,810
    01/01/2014 to 12/31/2014.........  $11.98140    $12.33254     1,170,124

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93873    $11.66195        476,936
    01/01/2011 to 12/31/2011.........  $11.66195    $ 9.10284        664,092
    01/01/2012 to 12/31/2012.........  $ 9.10284    $10.50918      1,181,912
    01/01/2013 to 12/31/2013.........  $10.50918    $10.31145      1,168,271
    01/01/2014 to 12/31/2014.........  $10.31145    $ 9.62209      1,032,136
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00768    $10.06943        258,212
    01/01/2011 to 12/31/2011.........  $10.06943    $10.07987        444,733
    01/01/2012 to 12/31/2012.........  $10.07987    $10.33107        864,280
    01/01/2013 to 12/31/2013.........  $10.33107    $ 9.89418        887,249
    01/01/2014 to 12/31/2014.........  $ 9.89418    $ 9.67708        855,438
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.34172      3,522,143
    01/01/2011 to 12/31/2011.........  $10.34172    $10.44670      5,705,528
    01/01/2012 to 12/31/2012.........  $10.44670    $11.18028      9,414,126
    01/01/2013 to 12/31/2013.........  $11.18028    $10.74438      9,411,995
    01/01/2014 to 12/31/2014.........  $10.74438    $10.96377      8,213,489
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98922    $10.58499      4,586,837
    01/01/2011 to 12/31/2011.........  $10.58499    $10.46635     10,310,852
    01/01/2012 to 12/31/2012.........  $10.46635    $11.30921     16,150,559
    01/01/2013 to 12/31/2013.........  $11.30921    $12.09170     15,260,664
    01/01/2014 to 12/31/2014.........  $12.09170    $12.52144     14,101,630

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01818    $10.06267         48,356
    01/01/2012 to 12/31/2012.........  $10.06267    $10.55146        348,835
    01/01/2013 to 12/31/2013.........  $10.55146    $10.09089        425,576
    01/01/2014 to 12/31/2014.........  $10.09089    $10.47775        498,444
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96325    $11.49547      3,712,117
    01/01/2011 to 12/31/2011.........  $11.49547    $10.55499      5,954,130
    01/01/2012 to 12/31/2012.........  $10.55499    $11.66811     10,641,823
    01/01/2013 to 12/31/2013.........  $11.66811    $13.36799     11,234,481
    01/01/2014 to 12/31/2014.........  $13.36799    $14.29091     11,027,596
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.87869         60,348
    01/01/2011 to 12/31/2011.........  $10.87869    $11.01886        118,986
    01/01/2012 to 12/31/2012.........  $11.01886    $12.81560        223,207
    01/01/2013 to 12/31/2013.........  $12.81560    $16.61507        238,283
    01/01/2014 to 12/31/2014.........  $16.61507    $19.06605        315,106
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.87255              0
    01/01/2012 to 12/31/2012.........  $ 8.87255    $ 9.82884              0
    01/01/2013 to 12/31/2013.........  $ 9.82884    $11.77773              0
    01/01/2014 to 12/31/2014.........  $11.77773    $12.27998              0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98731    $10.77337      3,202,539
    01/01/2011 to 12/31/2011.........  $10.77337    $10.35589      6,297,134
    01/01/2012 to 12/31/2012.........  $10.35589    $11.18047     11,013,705
    01/01/2013 to 12/31/2013.........  $11.18047    $12.30719     11,015,991
    01/01/2014 to 12/31/2014.........  $12.30719    $12.66800     10,238,199
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97751    $10.96058      2,624,296
    01/01/2011 to 12/31/2011.........  $10.96058    $10.47443      4,135,424
    01/01/2012 to 12/31/2012.........  $10.47443    $11.88484      7,137,505
    01/01/2013 to 12/31/2013.........  $11.88484    $13.73656      7,789,218
    01/01/2014 to 12/31/2014.........  $13.73656    $14.17862      7,678,745
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98214    $10.75257      4,337,624
    01/01/2011 to 12/31/2011.........  $10.75257    $10.17124      6,785,307
    01/01/2012 to 12/31/2012.........  $10.17124    $11.06628      9,359,655
    01/01/2013 to 12/31/2013.........  $11.06628    $12.39404      9,319,368
    01/01/2014 to 12/31/2014.........  $12.39404    $12.50220      8,159,713
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $12.14387        134,008
    01/01/2011 to 12/31/2011.........  $12.14387    $10.33026        272,000
    01/01/2012 to 12/31/2012.........  $10.33026    $12.14309        472,973
    01/01/2013 to 12/31/2013.........  $12.14309    $16.73995        485,972
    01/01/2014 to 12/31/2014.........  $16.73995    $17.19813        441,793

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96064    $12.60328        196,458
    01/01/2011 to 12/31/2011.........  $12.60328    $12.21817        299,003
    01/01/2012 to 12/31/2012.........  $12.21817    $13.41755        577,925
    01/01/2013 to 12/31/2013.........  $13.41755    $17.75618        609,853
    01/01/2014 to 12/31/2014.........  $17.75618    $18.04719        496,075
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96407    $11.45416        105,127
    01/01/2011 to 12/31/2011.........  $11.45416    $10.54377        159,251
    01/01/2012 to 12/31/2012.........  $10.54377    $12.19664        281,664
    01/01/2013 to 12/31/2013.........  $12.19664    $16.40654        310,561
    01/01/2014 to 12/31/2014.........  $16.40654    $16.90814        275,770
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99195    $10.68099      4,889,068
    01/01/2011 to 12/31/2011.........  $10.68099    $10.66444     10,210,336
    01/01/2012 to 12/31/2012.........  $10.66444    $11.84920     20,138,252
    01/01/2013 to 12/31/2013.........  $11.84920    $13.55300     20,387,641
    01/01/2014 to 12/31/2014.........  $13.55300    $14.04852     19,676,026
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98560    $10.52650        182,870
    01/01/2011 to 12/31/2011.........  $10.52650    $10.13681        224,532
    01/01/2012 to 12/31/2012.........  $10.13681    $11.63543        624,212
    01/01/2013 to 12/31/2013.........  $11.63543    $14.77261        719,417
    01/01/2014 to 12/31/2014.........  $14.77261    $15.54229        789,147

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97083    $11.12457       438,944
    01/01/2011 to 12/31/2011.........  $11.12457    $10.70663       741,977
    01/01/2012 to 12/31/2012.........  $10.70663    $12.32438     1,368,551
    01/01/2013 to 12/31/2013.........  $12.32438    $17.37774     1,413,534
    01/01/2014 to 12/31/2014.........  $17.37774    $18.43263     1,374,787
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85951    $11.46379       573,055
    01/01/2011 to 12/31/2011.........  $11.46379    $ 9.54897       868,367
    01/01/2012 to 12/31/2012.........  $ 9.54897    $ 9.68622     1,414,997
    01/01/2013 to 12/31/2013.........  $ 9.68622    $10.94133     1,407,132
    01/01/2014 to 12/31/2014.........  $10.94133    $ 9.81585     1,377,339
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97994    $10.29998       205,208
    01/01/2011 to 12/31/2011.........  $10.29998    $10.49994       382,952
    01/01/2012 to 12/31/2012.........  $10.49994    $10.81629       574,782
    01/01/2013 to 12/31/2013.........  $10.81629    $10.19168       601,580
    01/01/2014 to 12/31/2014.........  $10.19168    $10.03320       566,789

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.81016       931,127
    01/01/2012 to 12/31/2012.........  $ 8.81016    $ 9.57427     2,504,847
    01/01/2013 to 12/31/2013.........  $ 9.57427    $11.29515     3,282,509
    01/01/2014 to 12/31/2014.........  $11.29515    $11.66673     3,551,805
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.38898       637,730
    01/01/2011 to 12/31/2011.........  $10.38898    $10.78389     1,103,783
    01/01/2012 to 12/31/2012.........  $10.78389    $11.38606     1,945,738
    01/01/2013 to 12/31/2013.........  $11.38606    $10.98046     2,105,634
    01/01/2014 to 12/31/2014.........  $10.98046    $11.52347     2,225,446
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97078    $10.62883     4,071,144
    01/01/2011 to 12/31/2011.........  $10.62883    $10.23205     6,640,069
    01/01/2012 to 09/21/2012.........  $10.23205    $11.42516             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.30%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96738    $10.76360     1,982,880
    01/01/2011 to 12/31/2011.........  $10.76360    $10.23677     1,624,541
    01/01/2012 to 12/31/2012.........  $10.23677    $11.25791     1,330,124
    01/01/2013 to 12/31/2013.........  $11.25791    $12.09609       955,571
    01/01/2014 to 12/31/2014.........  $12.09609    $12.26912       696,255
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97807    $10.86903     1,426,285
    01/01/2011 to 12/31/2011.........  $10.86903    $10.63140     1,184,101
    01/01/2012 to 12/31/2012.........  $10.63140    $11.80420     1,178,277
    01/01/2013 to 12/31/2013.........  $11.80420    $13.44221       940,524
    01/01/2014 to 12/31/2014.........  $13.44221    $13.93521       645,641
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.76424        26,833
    01/01/2011 to 12/31/2011.........  $10.76424    $10.89267        18,422
    01/01/2012 to 05/04/2012.........  $10.89267    $11.80858             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98834    $10.72203     2,364,506
    01/01/2011 to 12/31/2011.........  $10.72203    $10.34844     1,461,557
    01/01/2012 to 12/31/2012.........  $10.34844    $11.37141     1,327,342
    01/01/2013 to 12/31/2013.........  $11.37141    $13.07048     1,084,043
    01/01/2014 to 12/31/2014.........  $13.07048    $13.60269       793,257

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 9.12620        16,940
    01/01/2012 to 12/31/2012.........  $ 9.12620    $ 9.97667        55,542
    01/01/2013 to 12/31/2013.........  $ 9.97667    $10.80518        57,583
    01/01/2014 to 12/31/2014.........  $10.80518    $11.07340        27,998
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.45288         5,933
    01/01/2014 to 12/31/2014.........  $10.45288    $10.57783         6,021
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55604       209,230
    01/01/2011 to 12/31/2011.........  $10.55604    $11.49032     5,005,426
    01/01/2012 to 12/31/2012.........  $11.49032    $11.80030     4,468,226
    01/01/2013 to 12/31/2013.........  $11.80030    $11.29161     2,537,799
    01/01/2014 to 12/31/2014.........  $11.29161    $11.18955     1,768,200
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00679    $10.59877             0
    01/01/2011 to 12/31/2011.........  $10.59877    $11.76169     5,716,416
    01/01/2012 to 12/31/2012.........  $11.76169    $12.14766     5,241,794
    01/01/2013 to 12/31/2013.........  $12.14766    $11.49527     2,711,682
    01/01/2014 to 12/31/2014.........  $11.49527    $11.52978     1,962,192
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.60163             0
    01/01/2011 to 12/31/2011.........  $10.60163    $12.01278             0
    01/01/2012 to 12/31/2012.........  $12.01278    $12.42372       647,618
    01/01/2013 to 12/31/2013.........  $12.42372    $11.55152       396,527
    01/01/2014 to 12/31/2014.........  $11.55152    $11.76707       149,647

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00891    $10.63229             0
    01/01/2011 to 12/31/2011.........  $10.63229    $12.32822        18,382
    01/01/2012 to 12/31/2012.........  $12.32822    $12.80538         2,953
    01/01/2013 to 12/31/2013.........  $12.80538    $11.69563       856,375
    01/01/2014 to 12/31/2014.........  $11.69563    $12.13039       668,353
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00784    $10.73369             0
    01/01/2011 to 12/31/2011.........  $10.73369    $12.61630     3,859,454
    01/01/2012 to 12/31/2012.........  $12.61630    $13.16317     3,570,965
    01/01/2013 to 12/31/2013.........  $13.16317    $11.96003     1,878,838
    01/01/2014 to 12/31/2014.........  $11.96003    $12.58253     2,162,451
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.95962     1,120,790
    01/01/2012 to 12/31/2012.........  $11.95962    $12.36732     1,828,179
    01/01/2013 to 12/31/2013.........  $12.36732    $10.90536     1,447,347
    01/01/2014 to 12/31/2014.........  $10.90536    $11.75937       812,449
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99746    $10.34590       257,143
    01/01/2013 to 12/31/2013.........  $10.34590    $ 9.07699     3,160,323
    01/01/2014 to 12/31/2014.........  $ 9.07699    $ 9.98740     1,234,695
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99873    $ 8.70488       473,545
    01/01/2014 to 12/31/2014.........  $ 8.70488    $ 9.74562       897,728
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99873    $11.24540       254,897

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $10.53223        40,112
    01/01/2011 to 12/31/2011.........  $10.53223    $ 9.68613        18,370
    01/01/2012 to 12/31/2012.........  $ 9.68613    $10.71530        15,095
    01/01/2013 to 12/31/2013.........  $10.71530    $13.75930        10,228
    01/01/2014 to 12/31/2014.........  $13.75930    $14.82283        12,421
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97725    $10.80239     2,173,767
    01/01/2011 to 12/31/2011.........  $10.80239    $10.29819     1,486,802
    01/01/2012 to 12/31/2012.........  $10.29819    $11.44169     1,337,502
    01/01/2013 to 12/31/2013.........  $11.44169    $13.71394     1,360,711
    01/01/2014 to 12/31/2014.........  $13.71394    $14.33579     1,272,897
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99809    $11.59720         9,115
    01/01/2014 to 12/31/2014.........  $11.59720    $12.87257         4,627
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95948    $11.75243        51,593
    01/01/2011 to 12/31/2011.........  $11.75243    $12.23924        33,996
    01/01/2012 to 12/31/2012.........  $12.23924    $13.79249        84,179
    01/01/2013 to 12/31/2013.........  $13.79249    $13.89752        71,435
    01/01/2014 to 12/31/2014.........  $13.89752    $17.77560        35,695
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $ 9.64568         4,745
    01/01/2014 to 12/31/2014.........  $ 9.64568    $ 9.90467         3,411

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97557    $10.98381     1,466,091
    01/01/2011 to 12/31/2011.........  $10.98381    $10.57010     1,058,162
    01/01/2012 to 12/31/2012.........  $10.57010    $11.42496       967,785
    01/01/2013 to 12/31/2013.........  $11.42496    $12.80989       817,178
    01/01/2014 to 12/31/2014.........  $12.80989    $12.90966       445,867
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.85057       309,670
    01/01/2011 to 12/31/2011.........  $10.85057    $10.33928       188,650
    01/01/2012 to 12/31/2012.........  $10.33928    $11.47849       172,015
    01/01/2013 to 12/31/2013.........  $11.47849    $13.37038       170,139
    01/01/2014 to 12/31/2014.........  $13.37038    $13.80990       128,723
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.69999       774,895
    01/01/2013 to 12/31/2013.........  $10.69999    $13.01231       586,038
    01/01/2014 to 12/31/2014.........  $13.01231    $13.11702       393,545
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.76783        92,607
    01/01/2014 to 12/31/2014.........  $10.76783    $10.78945        91,587
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96976    $11.51275        20,879
    01/01/2011 to 12/31/2011.........  $11.51275    $10.68145        12,375
    01/01/2012 to 12/31/2012.........  $10.68145    $13.23265        11,547
    01/01/2013 to 12/31/2013.........  $13.23265    $13.49041        13,629
    01/01/2014 to 12/31/2014.........  $13.49041    $15.01538        14,908

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01809    $10.75038       43,809
    01/01/2011 to 12/31/2011.........  $10.75038    $10.08777       22,459
    01/01/2012 to 12/31/2012.........  $10.08777    $11.80336       19,913
    01/01/2013 to 12/31/2013.........  $11.80336    $14.96141       17,694
    01/01/2014 to 02/07/2014.........  $14.96141    $14.70842            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99134    $10.73491       62,866
    01/01/2011 to 12/31/2011.........  $10.73491    $ 9.90949       26,852
    01/01/2012 to 12/31/2012.........  $ 9.90949    $11.58529       21,649
    01/01/2013 to 12/31/2013.........  $11.58529    $15.11560       24,250
    01/01/2014 to 12/31/2014.........  $15.11560    $16.70734       25,237
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01941    $11.38383       87,362
    01/01/2011 to 12/31/2011.........  $11.38383    $10.79120       46,970
    01/01/2012 to 12/31/2012.........  $10.79120    $12.61054       39,264
    01/01/2013 to 12/31/2013.........  $12.61054    $16.28679       39,588
    01/01/2014 to 12/31/2014.........  $16.28679    $17.74638       42,790
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98783    $10.67177      300,563
    01/01/2011 to 12/31/2011.........  $10.67177    $10.37382      209,744
    01/01/2012 to 12/31/2012.........  $10.37382    $11.16148      189,782
    01/01/2013 to 12/31/2013.........  $11.16148    $11.97581      130,100
    01/01/2014 to 12/31/2014.........  $11.97581    $12.17331      116,905
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96472    $11.45866       56,975
    01/01/2011 to 12/31/2011.........  $11.45866    $11.34127       33,845
    01/01/2012 to 12/31/2012.........  $11.34127    $12.81851       85,604
    01/01/2013 to 12/31/2013.........  $12.81851    $17.38469      152,825
    01/01/2014 to 12/31/2014.........  $17.38469    $18.20742      230,703

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98570    $10.63879       10,405
    01/01/2011 to 12/31/2011.........  $10.63879    $10.34328        8,991
    01/01/2012 to 12/31/2012.........  $10.34328    $11.45924       14,659
    01/01/2013 to 12/31/2013.........  $11.45924    $15.07276       66,800
    01/01/2014 to 12/31/2014.........  $15.07276    $14.95546       77,872
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98406    $10.73309       45,845
    01/01/2011 to 12/31/2011.........  $10.73309    $10.81948       55,106
    01/01/2012 to 12/31/2012.........  $10.81948    $12.03683       65,235
    01/01/2013 to 12/31/2013.........  $12.03683    $12.60442       25,152
    01/01/2014 to 12/31/2014.........  $12.60442    $12.62960       23,037
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92892    $11.22607       20,551
    01/01/2011 to 12/31/2011.........  $11.22607    $ 9.55062       16,008
    01/01/2012 to 12/31/2012.........  $ 9.55062    $11.23108       13,338
    01/01/2013 to 12/31/2013.........  $11.23108    $13.06392       10,499
    01/01/2014 to 12/31/2014.........  $13.06392    $12.05820       11,425
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $10.76596       59,646
    01/01/2011 to 12/31/2011.........  $10.76596    $ 9.19856       29,045
    01/01/2012 to 12/31/2012.........  $ 9.19856    $10.48534       22,184
    01/01/2013 to 12/31/2013.........  $10.48534    $12.23853       46,321
    01/01/2014 to 12/31/2014.........  $12.23853    $11.15543       32,788
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97632    $10.84209      324,591
    01/01/2011 to 12/31/2011.........  $10.84209    $10.53278      217,080
    01/01/2012 to 12/31/2012.........  $10.53278    $11.68784      172,026
    01/01/2013 to 12/31/2013.........  $11.68784    $13.27832      113,065
    01/01/2014 to 12/31/2014.........  $13.27832    $13.79866      102,221

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92144    $10.52888       41,928
    01/01/2011 to 12/31/2011.........  $10.52888    $ 9.34567       21,558
    01/01/2012 to 12/31/2012.........  $ 9.34567    $11.13086       20,843
    01/01/2013 to 12/31/2013.........  $11.13086    $12.54532       18,447
    01/01/2014 to 12/31/2014.........  $12.54532    $11.47656       15,955
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55869      328,331
    01/01/2011 to 12/31/2011.........  $10.55869    $10.34036      191,622
    01/01/2012 to 12/31/2012.........  $10.34036    $11.18508      172,799
    01/01/2013 to 12/31/2013.........  $11.18508    $12.13349      137,547
    01/01/2014 to 12/31/2014.........  $12.13349    $12.50029       79,933
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97094    $10.74695       27,515
    01/01/2011 to 12/31/2011.........  $10.74695    $10.56966        9,400
    01/01/2012 to 12/31/2012.........  $10.56966    $11.89459        9,717
    01/01/2013 to 12/31/2013.........  $11.89459    $15.86218        4,863
    01/01/2014 to 12/31/2014.........  $15.86218    $16.97024        4,849
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99007    $10.58960       11,944
    01/01/2011 to 12/31/2011.........  $10.58960    $ 9.91346        6,827
    01/01/2012 to 12/31/2012.........  $ 9.91346    $11.32062        9,733
    01/01/2013 to 12/31/2013.........  $11.32062    $15.46916       21,107
    01/01/2014 to 12/31/2014.........  $15.46916    $17.19095       15,998
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99219    $11.27468       47,226
    01/01/2011 to 12/31/2011.........  $11.27468    $10.91510       27,111
    01/01/2012 to 12/31/2012.........  $10.91510    $11.97169       25,846
    01/01/2013 to 12/31/2013.........  $11.97169    $15.97874       14,177
    01/01/2014 to 12/31/2014.........  $15.97874    $17.26455       26,576

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98826    $10.79204       62,889
    01/01/2011 to 12/31/2011.........  $10.79204    $11.61675       55,271
    01/01/2012 to 12/31/2012.........  $11.61675    $12.02209       73,194
    01/01/2013 to 12/31/2013.........  $12.02209    $11.51061       50,759
    01/01/2014 to 12/31/2014.........  $11.51061    $11.96438       46,785
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98722    $10.86514       54,255
    01/01/2011 to 12/31/2011.........  $10.86514    $10.28312       47,905
    01/01/2012 to 12/31/2012.........  $10.28312    $12.36479       50,071
    01/01/2013 to 12/31/2013.........  $12.36479    $15.41885      515,310
    01/01/2014 to 12/31/2014.........  $15.41885    $15.61113      719,675
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.84075       13,556
    01/01/2011 to 12/31/2011.........  $10.84075    $10.52884       10,363
    01/01/2012 to 12/31/2012.........  $10.52884    $12.04371       12,800
    01/01/2013 to 12/31/2013.........  $12.04371    $16.08596       20,550
    01/01/2014 to 12/31/2014.........  $16.08596    $17.08490       19,721
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99809    $10.17167          153
    01/01/2013 to 12/31/2013.........  $10.17167    $13.36678       22,155
    01/01/2014 to 12/31/2014.........  $13.36678    $14.39378       18,108
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $11.46980       43,801
    01/01/2011 to 12/31/2011.........  $11.46980    $10.81966       32,102
    01/01/2012 to 12/31/2012.........  $10.81966    $12.51658       35,546
    01/01/2013 to 12/31/2013.........  $12.51658    $16.19288       32,162
    01/01/2014 to 12/31/2014.........  $16.19288    $18.18867       30,313

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $ 9.81590      264,690
    01/01/2011 to 12/31/2011.........  $ 9.81590    $ 9.59256      229,144
    01/01/2012 to 12/31/2012.........  $ 9.59256    $ 9.37229       49,789
    01/01/2013 to 12/31/2013.........  $ 9.37229    $ 9.15665       25,324
    01/01/2014 to 12/31/2014.........  $ 9.15665    $ 8.94614       37,101
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99064    $11.20328       55,297
    01/01/2011 to 12/31/2011.........  $11.20328    $10.67411       32,189
    01/01/2012 to 12/31/2012.........  $10.67411    $12.21442       32,995
    01/01/2013 to 12/31/2013.........  $12.21442    $16.94666       84,576
    01/01/2014 to 12/31/2014.........  $16.94666    $18.91641       57,586
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05926          275
    01/01/2012 to 12/31/2012.........  $10.05926    $10.30632       15,035
    01/01/2013 to 12/31/2013.........  $10.30632    $ 9.78401        3,812
    01/01/2014 to 12/31/2014.........  $ 9.78401    $10.05132       11,894
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95838    $11.89091       46,144
    01/01/2011 to 12/31/2011.........  $11.89091    $11.81371       33,114
    01/01/2012 to 12/31/2012.........  $11.81371    $12.97081       86,064
    01/01/2013 to 12/31/2013.........  $12.97081    $16.80520      378,365
    01/01/2014 to 12/31/2014.........  $16.80520    $17.72217      515,160
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97251    $11.39598       17,367
    01/01/2011 to 04/29/2011.........  $11.39598    $12.75479            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.27736        20,434
    01/01/2013 to 12/31/2013.........  $10.27736    $11.94018        53,780
    01/01/2014 to 12/31/2014.........  $11.94018    $12.26499        12,446
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93856    $11.64283       117,680
    01/01/2011 to 12/31/2011.........  $11.64283    $ 9.06934        70,061
    01/01/2012 to 12/31/2012.........  $ 9.06934    $10.44909        56,779
    01/01/2013 to 12/31/2013.........  $10.44909    $10.23152        51,495
    01/01/2014 to 12/31/2014.........  $10.23152    $ 9.52798        44,431
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00751    $10.05274       127,840
    01/01/2011 to 12/31/2011.........  $10.05274    $10.04285       173,864
    01/01/2012 to 12/31/2012.........  $10.04285    $10.27228        74,789
    01/01/2013 to 12/31/2013.........  $10.27228    $ 9.81790       241,886
    01/01/2014 to 12/31/2014.........  $ 9.81790    $ 9.58291       313,590
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.32475       904,921
    01/01/2011 to 12/31/2011.........  $10.32475    $10.40836       596,566
    01/01/2012 to 12/31/2012.........  $10.40836    $11.11653       610,011
    01/01/2013 to 12/31/2013.........  $11.11653    $10.66129       478,791
    01/01/2014 to 12/31/2014.........  $10.66129    $10.85686       415,361
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98905    $10.56757     1,848,364
    01/01/2011 to 12/31/2011.........  $10.56757    $10.42777     1,513,061
    01/01/2012 to 12/31/2012.........  $10.42777    $11.24445     1,286,079
    01/01/2013 to 12/31/2013.........  $11.24445    $11.99793       728,449
    01/01/2014 to 12/31/2014.........  $11.99793    $12.39894       756,319

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05915          398
    01/01/2012 to 12/31/2012.........  $10.05915    $10.52610       18,678
    01/01/2013 to 12/31/2013.........  $10.52610    $10.04606       48,013
    01/01/2014 to 12/31/2014.........  $10.04606    $10.40988       48,585
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96308    $11.47648      795,562
    01/01/2011 to 12/31/2011.........  $11.47648    $10.51610      600,412
    01/01/2012 to 12/31/2012.........  $10.51610    $11.60136      690,467
    01/01/2013 to 12/31/2013.........  $11.60136    $13.26440      320,294
    01/01/2014 to 12/31/2014.........  $13.26440    $14.15124      263,203
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.86080       16,287
    01/01/2011 to 12/31/2011.........  $10.86080    $10.97830        7,562
    01/01/2012 to 12/31/2012.........  $10.97830    $12.74231        7,541
    01/01/2013 to 12/31/2013.........  $12.74231    $16.48642        7,527
    01/01/2014 to 12/31/2014.........  $16.48642    $18.87993        7,278
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86034            0
    01/01/2012 to 12/31/2012.........  $ 8.86034    $ 9.79521            0
    01/01/2013 to 12/31/2013.........  $ 9.79521    $11.71340            0
    01/01/2014 to 12/31/2014.........  $11.71340    $12.18789            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98715    $10.75566      380,072
    01/01/2011 to 12/31/2011.........  $10.75566    $10.31779      266,575
    01/01/2012 to 12/31/2012.........  $10.31779    $11.11657      238,332
    01/01/2013 to 12/31/2013.........  $11.11657    $12.21187      138,116
    01/01/2014 to 12/31/2014.........  $12.21187    $12.54429      155,391

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97734    $10.94264       619,521
    01/01/2011 to 12/31/2011.........  $10.94264    $10.43605       223,639
    01/01/2012 to 12/31/2012.........  $10.43605    $11.81699       267,883
    01/01/2013 to 12/31/2013.........  $11.81699    $13.63029       308,978
    01/01/2014 to 12/31/2014.........  $13.63029    $14.04024       250,397
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98197    $10.73491     2,018,421
    01/01/2011 to 12/31/2011.........  $10.73491    $10.13379     1,577,561
    01/01/2012 to 12/31/2012.........  $10.13379    $11.00305     1,483,179
    01/01/2013 to 12/31/2013.........  $11.00305    $12.29802     1,011,989
    01/01/2014 to 12/31/2014.........  $12.29802    $12.37990       510,995
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $12.12383        23,209
    01/01/2011 to 12/31/2011.........  $12.12383    $10.29217        28,282
    01/01/2012 to 12/31/2012.........  $10.29217    $12.07351        26,717
    01/01/2013 to 12/31/2013.........  $12.07351    $16.61005        32,442
    01/01/2014 to 12/31/2014.........  $16.61005    $17.02978        28,832
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96047    $12.58259        21,297
    01/01/2011 to 12/31/2011.........  $12.58259    $12.17325        15,339
    01/01/2012 to 12/31/2012.........  $12.17325    $13.34082        12,061
    01/01/2013 to 12/31/2013.........  $13.34082    $17.61871        10,437
    01/01/2014 to 12/31/2014.........  $17.61871    $17.87086         8,732
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96390    $11.43543        23,651
    01/01/2011 to 12/31/2011.........  $11.43543    $10.50502        22,275
    01/01/2012 to 12/31/2012.........  $10.50502    $12.12694        18,090
    01/01/2013 to 12/31/2013.........  $12.12694    $16.27955        33,124
    01/01/2014 to 12/31/2014.........  $16.27955    $16.74311        25,788

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99178    $10.66346     1,234,468
    01/01/2011 to 12/31/2011.........  $10.66346    $10.62519       946,974
    01/01/2012 to 12/31/2012.........  $10.62519    $11.78150       921,311
    01/01/2013 to 12/31/2013.........  $11.78150    $13.44819       780,220
    01/01/2014 to 12/31/2014.........  $13.44819    $13.91148       643,693
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98543    $10.50910        19,588
    01/01/2011 to 12/31/2011.........  $10.50910    $10.09939         9,326
    01/01/2012 to 12/31/2012.........  $10.09939    $11.56886        13,720
    01/01/2013 to 12/31/2013.........  $11.56886    $14.65825        28,681
    01/01/2014 to 12/31/2014.........  $14.65825    $15.39059        15,918
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97067    $11.10634        72,362
    01/01/2011 to 12/31/2011.........  $11.10634    $10.66740        42,986
    01/01/2012 to 12/31/2012.........  $10.66740    $12.25406        41,747
    01/01/2013 to 12/31/2013.........  $12.25406    $17.24330       379,011
    01/01/2014 to 12/31/2014.........  $17.24330    $18.25254       444,693
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85934    $11.44494        97,346
    01/01/2011 to 12/31/2011.........  $11.44494    $ 9.51383        65,186
    01/01/2012 to 12/31/2012.........  $ 9.51383    $ 9.63079        68,278
    01/01/2013 to 12/31/2013.........  $ 9.63079    $10.85645        50,495
    01/01/2014 to 12/31/2014.........  $10.85645    $ 9.71986        43,335
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97977    $10.28297       101,755
    01/01/2011 to 12/31/2011.........  $10.28297    $10.46127        71,038
    01/01/2012 to 12/31/2012.........  $10.46127    $10.75435        69,459
    01/01/2013 to 12/31/2013.........  $10.75435    $10.11257        43,267
    01/01/2014 to 12/31/2014.........  $10.11257    $ 9.93498        37,143

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.79804        15,946
    01/01/2012 to 12/31/2012.........  $ 8.79804    $ 9.54156        32,367
    01/01/2013 to 12/31/2013.........  $ 9.54156    $11.23346       131,267
    01/01/2014 to 12/31/2014.........  $11.23346    $11.57925       140,410
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.37188       140,502
    01/01/2011 to 12/31/2011.........  $10.37188    $10.74432       108,923
    01/01/2012 to 12/31/2012.........  $10.74432    $11.32108        84,067
    01/01/2013 to 12/31/2013.........  $11.32108    $10.89550       619,967
    01/01/2014 to 12/31/2014.........  $10.89550    $11.41109       849,403
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97062    $10.61120     1,139,575
    01/01/2011 to 12/31/2011.........  $10.61120    $10.19426       827,152
    01/01/2012 to 09/21/2012.........  $10.19426    $11.36598             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH COMBO 5% AND HAV (2.50%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96721    $10.74594      3,168,199
    01/01/2011 to 12/31/2011.........  $10.74594    $10.19913      5,312,554
    01/01/2012 to 12/31/2012.........  $10.19913    $11.19340      9,504,889
    01/01/2013 to 12/31/2013.........  $11.19340    $12.00218      8,744,452
    01/01/2014 to 12/31/2014.........  $12.00218    $12.14904      7,354,376
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97790    $10.85124      2,066,972
    01/01/2011 to 12/31/2011.........  $10.85124    $10.59228      3,582,908
    01/01/2012 to 12/31/2012.........  $10.59228    $11.73662      6,621,491
    01/01/2013 to 12/31/2013.........  $11.73662    $13.33796      6,890,169
    01/01/2014 to 12/31/2014.........  $13.33796    $13.79880      6,756,839
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.74655        135,779
    01/01/2011 to 12/31/2011.........  $10.74655    $10.85258        244,195
    01/01/2012 to 05/04/2012.........  $10.85258    $11.75682              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98817    $10.70435      3,024,354
    01/01/2011 to 12/31/2011.........  $10.70435    $10.31037      5,335,750
    01/01/2012 to 12/31/2012.........  $10.31037    $11.30641      9,362,386
    01/01/2013 to 12/31/2013.........  $11.30641    $12.96927     10,177,414
    01/01/2014 to 12/31/2014.........  $12.96927    $13.46968      9,972,304

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99792    $ 9.11369       966,229
    01/01/2012 to 12/31/2012.........  $ 9.11369    $ 9.94251     2,494,367
    01/01/2013 to 12/31/2013.........  $ 9.94251    $10.74607     2,593,787
    01/01/2014 to 12/31/2014.........  $10.74607    $10.99031     2,546,390
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99792    $10.43826        68,467
    01/01/2014 to 12/31/2014.........  $10.43826    $10.54146       157,256
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97109    $10.51485        70,424
    01/01/2011 to 12/31/2011.........  $10.51485    $ 9.65030        88,532
    01/01/2012 to 12/31/2012.........  $ 9.65030    $10.65373       157,625
    01/01/2013 to 12/31/2013.........  $10.65373    $13.65228       173,709
    01/01/2014 to 12/31/2014.........  $13.65228    $14.67751       156,186
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97709    $10.78471     2,669,164
    01/01/2011 to 12/31/2011.........  $10.78471    $10.26034     4,111,990
    01/01/2012 to 12/31/2012.........  $10.26034    $11.37620     6,344,645
    01/01/2013 to 12/31/2013.........  $11.37620    $13.60758     7,522,106
    01/01/2014 to 12/31/2014.........  $13.60758    $14.19549     7,482,482
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99792    $11.57690        57,158
    01/01/2014 to 12/31/2014.........  $11.57690    $12.82380       102,712
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95931    $11.73319       100,392
    01/01/2011 to 12/31/2011.........  $11.73319    $12.19447       256,852
    01/01/2012 to 12/31/2012.........  $12.19447    $13.71395       367,095
    01/01/2013 to 12/31/2013.........  $13.71395    $13.79006       377,327
    01/01/2014 to 12/31/2014.........  $13.79006    $17.60200       603,600

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99792    $ 9.63222        14,187
    01/01/2014 to 12/31/2014.........  $ 9.63222    $ 9.87058       124,139
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97540    $10.96577     1,470,856
    01/01/2011 to 12/31/2011.........  $10.96577    $10.53126     2,478,770
    01/01/2012 to 12/31/2012.........  $10.53126    $11.35951     4,366,099
    01/01/2013 to 12/31/2013.........  $11.35951    $12.71041     4,479,296
    01/01/2014 to 12/31/2014.........  $12.71041    $12.78317     4,086,762
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $10.83272       690,375
    01/01/2011 to 12/31/2011.........  $10.83272    $10.30128     1,454,048
    01/01/2012 to 12/31/2012.........  $10.30128    $11.41283     2,907,257
    01/01/2013 to 12/31/2013.........  $11.41283    $13.26673     3,254,037
    01/01/2014 to 12/31/2014.........  $13.26673    $13.67489     3,082,831
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99793    $10.68521     5,885,936
    01/01/2013 to 12/31/2013.........  $10.68521    $12.96771     6,004,921
    01/01/2014 to 12/31/2014.........  $12.96771    $13.04533     5,515,684
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99792    $10.75277       314,237
    01/01/2014 to 12/31/2014.........  $10.75277    $10.75233       625,689
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96959    $11.49374        48,058
    01/01/2011 to 12/31/2011.........  $11.49374    $10.64213       103,180
    01/01/2012 to 12/31/2012.........  $10.64213    $13.15681       220,368
    01/01/2013 to 12/31/2013.........  $13.15681    $13.38553       200,289
    01/01/2014 to 12/31/2014.........  $13.38553    $14.86819       184,806

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01792    $10.73263       112,600
    01/01/2011 to 12/31/2011.........  $10.73263    $10.05066       110,003
    01/01/2012 to 12/31/2012.........  $10.05066    $11.73583       319,507
    01/01/2013 to 12/31/2013.........  $11.73583    $14.84547       336,527
    01/01/2014 to 02/07/2014.........  $14.84547    $14.59132             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99117    $10.71724        55,236
    01/01/2011 to 12/31/2011.........  $10.71724    $ 9.87300       154,323
    01/01/2012 to 12/31/2012.........  $ 9.87300    $11.51895       341,444
    01/01/2013 to 12/31/2013.........  $11.51895    $14.99825       452,806
    01/01/2014 to 12/31/2014.........  $14.99825    $16.54369       456,879
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01924    $11.36526       195,230
    01/01/2011 to 12/31/2011.........  $11.36526    $10.75158       259,274
    01/01/2012 to 12/31/2012.........  $10.75158    $12.53837       524,272
    01/01/2013 to 12/31/2013.........  $12.53837    $16.16045       556,064
    01/01/2014 to 12/31/2014.........  $16.16045    $17.57285       502,080
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98766    $10.65412     1,130,285
    01/01/2011 to 12/31/2011.........  $10.65412    $10.33553     2,037,233
    01/01/2012 to 12/31/2012.........  $10.33553    $11.09753     3,227,747
    01/01/2013 to 12/31/2013.........  $11.09753    $11.88272     3,148,982
    01/01/2014 to 12/31/2014.........  $11.88272    $12.05390     2,953,384
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96455    $11.43981       107,388
    01/01/2011 to 12/31/2011.........  $11.43981    $11.29951       220,920
    01/01/2012 to 12/31/2012.........  $11.29951    $12.74514       424,159
    01/01/2013 to 12/31/2013.........  $12.74514    $17.24984       662,067
    01/01/2014 to 12/31/2014.........  $17.24984    $18.02921       613,871

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98553    $10.62126         14,486
    01/01/2011 to 12/31/2011.........  $10.62126    $10.30521        117,354
    01/01/2012 to 12/31/2012.........  $10.30521    $11.39368        377,669
    01/01/2013 to 12/31/2013.........  $11.39368    $14.95594        370,065
    01/01/2014 to 12/31/2014.........  $14.95594    $14.80918        330,644
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98389    $10.71534        108,145
    01/01/2011 to 12/31/2011.........  $10.71534    $10.77948        264,859
    01/01/2012 to 12/31/2012.........  $10.77948    $11.96768        513,530
    01/01/2013 to 12/31/2013.........  $11.96768    $12.50636        434,296
    01/01/2014 to 12/31/2014.........  $12.50636    $12.50563        420,782
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92875    $11.20761         81,975
    01/01/2011 to 12/31/2011.........  $11.20761    $ 9.51555        138,881
    01/01/2012 to 12/31/2012.........  $ 9.51555    $11.16683        233,181
    01/01/2013 to 12/31/2013.........  $11.16683    $12.96255        217,193
    01/01/2014 to 12/31/2014.........  $12.96255    $11.94016        215,076
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92862    $10.74828         38,307
    01/01/2011 to 12/31/2011.........  $10.74828    $ 9.16472         85,107
    01/01/2012 to 12/31/2012.........  $ 9.16472    $10.42539        159,909
    01/01/2013 to 12/31/2013.........  $10.42539    $12.14361        164,671
    01/01/2014 to 12/31/2014.........  $12.14361    $11.04624        212,963
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00615    $10.55365          1,007
    01/01/2011 to 12/31/2011.........  $10.55365    $11.57100     15,908,640
    01/01/2012 to 12/31/2012.........  $11.57100    $12.34183      7,711,282
    01/01/2013 to 12/31/2013.........  $12.34183    $11.65037      2,642,519
    01/01/2014 to 12/31/2014.........  $11.65037    $12.12359      3,183,076

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97616    $10.82431     1,099,034
    01/01/2011 to 12/31/2011.........  $10.82431    $10.49396     1,753,770
    01/01/2012 to 12/31/2012.........  $10.49396    $11.62101     3,166,754
    01/01/2013 to 12/31/2013.........  $11.62101    $13.17533     3,141,071
    01/01/2014 to 12/31/2014.........  $13.17533    $13.66355     2,886,337
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92127    $10.51141       134,079
    01/01/2011 to 12/31/2011.........  $10.51141    $ 9.31111       330,939
    01/01/2012 to 12/31/2012.........  $ 9.31111    $11.06681       534,854
    01/01/2013 to 12/31/2013.........  $11.06681    $12.44777       548,685
    01/01/2014 to 12/31/2014.........  $12.44777    $11.36401       585,652
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $10.54131       879,198
    01/01/2011 to 12/31/2011.........  $10.54131    $10.30219     1,765,156
    01/01/2012 to 12/31/2012.........  $10.30219    $11.12096     2,822,011
    01/01/2013 to 12/31/2013.........  $11.12096    $12.03924     2,793,284
    01/01/2014 to 12/31/2014.........  $12.03924    $12.37791     2,437,026
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97077    $10.72925        54,303
    01/01/2011 to 12/31/2011.........  $10.72925    $10.53068       168,059
    01/01/2012 to 12/31/2012.........  $10.53068    $11.82624       281,543
    01/01/2013 to 12/31/2013.........  $11.82624    $15.73866       217,920
    01/01/2014 to 12/31/2014.........  $15.73866    $16.80365       239,994
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98991    $10.57218        72,893
    01/01/2011 to 12/31/2011.........  $10.57218    $ 9.87700       109,606
    01/01/2012 to 12/31/2012.........  $ 9.87700    $11.25587       156,022
    01/01/2013 to 12/31/2013.........  $11.25587    $15.34921       523,812
    01/01/2014 to 12/31/2014.........  $15.34921    $17.02271       584,502

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99202    $11.25614      129,101
    01/01/2011 to 12/31/2011.........  $11.25614    $10.87497      316,763
    01/01/2012 to 12/31/2012.........  $10.87497    $11.90320      378,125
    01/01/2013 to 12/31/2013.........  $11.90320    $15.85476      401,355
    01/01/2014 to 12/31/2014.........  $15.85476    $17.09549      685,620
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98810    $10.77417       54,540
    01/01/2011 to 12/31/2011.........  $10.77417    $11.57384      386,128
    01/01/2012 to 12/31/2012.........  $11.57384    $11.95312      912,246
    01/01/2013 to 12/31/2013.........  $11.95312    $11.42123      802,561
    01/01/2014 to 12/31/2014.........  $11.42123    $11.84718      949,799
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98705    $10.84729       96,989
    01/01/2011 to 12/31/2011.........  $10.84729    $10.24521      168,277
    01/01/2012 to 12/31/2012.........  $10.24521    $12.29404      399,337
    01/01/2013 to 12/31/2013.........  $12.29404    $15.29930      464,100
    01/01/2014 to 12/31/2014.........  $15.29930    $15.45829      465,717
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $10.82301       31,955
    01/01/2011 to 12/31/2011.........  $10.82301    $10.49012      115,760
    01/01/2012 to 12/31/2012.........  $10.49012    $11.97482      171,328
    01/01/2013 to 12/31/2013.........  $11.97482    $15.96126      232,862
    01/01/2014 to 12/31/2014.........  $15.96126    $16.91772      233,223
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99793    $10.16395            0
    01/01/2013 to 12/31/2013.........  $10.16395    $13.32938       37,191
    01/01/2014 to 12/31/2014.........  $13.32938    $14.32398       78,085

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98818    $11.45094       46,249
    01/01/2011 to 12/31/2011.........  $11.45094    $10.77975      122,194
    01/01/2012 to 12/31/2012.........  $10.77975    $12.44481      251,561
    01/01/2013 to 12/31/2013.........  $12.44481    $16.06699      309,229
    01/01/2014 to 12/31/2014.........  $16.06699    $18.01039      262,234
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $ 9.79963      240,231
    01/01/2011 to 12/31/2011.........  $ 9.79963    $ 9.55729      586,829
    01/01/2012 to 12/31/2012.........  $ 9.55729    $ 9.31860      757,917
    01/01/2013 to 12/31/2013.........  $ 9.31860    $ 9.08573      583,899
    01/01/2014 to 12/31/2014.........  $ 9.08573    $ 8.85846      325,499
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99047    $11.18481       96,389
    01/01/2011 to 12/31/2011.........  $11.18481    $10.63473      298,251
    01/01/2012 to 12/31/2012.........  $10.63473    $12.14433      265,267
    01/01/2013 to 12/31/2013.........  $12.14433    $16.81500      621,907
    01/01/2014 to 12/31/2014.........  $16.81500    $18.73099      590,795
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02783    $10.05571       15,306
    01/01/2012 to 12/31/2012.........  $10.05571    $10.28161      160,475
    01/01/2013 to 12/31/2013.........  $10.28161    $ 9.74048      154,361
    01/01/2014 to 12/31/2014.........  $ 9.74048    $ 9.98618      220,370
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95821    $11.87131      103,932
    01/01/2011 to 12/31/2011.........  $11.87131    $11.77017      315,116
    01/01/2012 to 12/31/2012.........  $11.77017    $12.89647      376,767
    01/01/2013 to 12/31/2013.........  $12.89647    $16.67473      394,856
    01/01/2014 to 12/31/2014.........  $16.67473    $17.54855      415,955

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97234    $11.37708        37,293
    01/01/2011 to 04/29/2011.........  $11.37708    $12.72515             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99793    $10.26319       564,367
    01/01/2013 to 12/31/2013.........  $10.26319    $11.89948       719,958
    01/01/2014 to 12/31/2014.........  $11.89948    $12.19819       686,963
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93840    $11.62364       303,179
    01/01/2011 to 12/31/2011.........  $11.62364    $ 9.03588       458,778
    01/01/2012 to 12/31/2012.........  $ 9.03588    $10.38913       720,023
    01/01/2013 to 12/31/2013.........  $10.38913    $10.15199       863,127
    01/01/2014 to 12/31/2014.........  $10.15199    $ 9.43461       851,629
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00734    $10.03627       128,681
    01/01/2011 to 12/31/2011.........  $10.03627    $10.00585       322,618
    01/01/2012 to 12/31/2012.........  $10.00585    $10.21324       447,370
    01/01/2013 to 12/31/2013.........  $10.21324    $ 9.74134       410,246
    01/01/2014 to 12/31/2014.........  $ 9.74134    $ 9.48868       382,275
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00627    $10.30774     2,062,808
    01/01/2011 to 12/31/2011.........  $10.30774    $10.36998     3,874,504
    01/01/2012 to 12/31/2012.........  $10.36998    $11.05282     6,716,225
    01/01/2013 to 12/31/2013.........  $11.05282    $10.57854     6,679,110
    01/01/2014 to 12/31/2014.........  $10.57854    $10.75044     5,138,327
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98889    $10.55026     2,668,235
    01/01/2011 to 12/31/2011.........  $10.55026    $10.38942     4,855,447
    01/01/2012 to 12/31/2012.........  $10.38942    $11.18009     8,340,103
    01/01/2013 to 12/31/2013.........  $11.18009    $11.90484     7,654,972
    01/01/2014 to 12/31/2014.........  $11.90484    $12.27757     6,881,597

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01784    $10.05559        19,683
    01/01/2012 to 12/31/2012.........  $10.05559    $10.50075       311,041
    01/01/2013 to 12/31/2013.........  $10.50075    $10.00148       449,635
    01/01/2014 to 12/31/2014.........  $10.00148    $10.34246       811,754
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96291    $11.45760     2,280,343
    01/01/2011 to 12/31/2011.........  $11.45760    $10.47734     3,316,610
    01/01/2012 to 12/31/2012.........  $10.47734    $11.53488     6,115,347
    01/01/2013 to 12/31/2013.........  $11.53488    $13.16135     5,761,446
    01/01/2014 to 12/31/2014.........  $13.16135    $14.01260     5,562,609
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $10.84290        15,460
    01/01/2011 to 12/31/2011.........  $10.84290    $10.93775        64,604
    01/01/2012 to 12/31/2012.........  $10.93775    $12.66921       265,690
    01/01/2013 to 12/31/2013.........  $12.66921    $16.35823       271,283
    01/01/2014 to 12/31/2014.........  $16.35823    $18.69470       487,611
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99792    $ 8.84823             0
    01/01/2012 to 12/31/2012.........  $ 8.84823    $ 9.76175             0
    01/01/2013 to 12/31/2013.........  $ 9.76175    $11.64951             0
    01/01/2014 to 12/31/2014.........  $11.64951    $12.09669             0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98698    $10.73807     1,632,839
    01/01/2011 to 12/31/2011.........  $10.73807    $10.27988     2,395,603
    01/01/2012 to 12/31/2012.........  $10.27988    $11.05307     4,438,065
    01/01/2013 to 12/31/2013.........  $11.05307    $12.11739     4,314,013
    01/01/2014 to 12/31/2014.........  $12.11739    $12.42163     3,877,404

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97717    $10.92450     1,403,633
    01/01/2011 to 12/31/2011.........  $10.92450    $10.39736     2,301,703
    01/01/2012 to 12/31/2012.........  $10.39736    $11.74912     4,674,202
    01/01/2013 to 12/31/2013.........  $11.74912    $13.52431     4,966,681
    01/01/2014 to 12/31/2014.........  $13.52431    $13.90258     4,842,836
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98180    $10.71725     2,603,851
    01/01/2011 to 12/31/2011.........  $10.71725    $10.09644     3,899,550
    01/01/2012 to 12/31/2012.........  $10.09644    $10.94004     5,321,614
    01/01/2013 to 12/31/2013.........  $10.94004    $12.20262     5,309,739
    01/01/2014 to 12/31/2014.........  $12.20262    $12.25874     4,598,981
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $12.10376        37,664
    01/01/2011 to 12/31/2011.........  $12.10376    $10.25411       140,281
    01/01/2012 to 12/31/2012.........  $10.25411    $12.00427       318,939
    01/01/2013 to 12/31/2013.........  $12.00427    $16.48121       235,163
    01/01/2014 to 12/31/2014.........  $16.48121    $16.86315       230,256
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96030    $12.56192       110,444
    01/01/2011 to 12/31/2011.........  $12.56192    $12.12839       323,627
    01/01/2012 to 12/31/2012.........  $12.12839    $13.26441       355,869
    01/01/2013 to 12/31/2013.........  $13.26441    $17.48199       647,295
    01/01/2014 to 12/31/2014.........  $17.48199    $17.69586       541,704
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96373    $11.41655        40,394
    01/01/2011 to 12/31/2011.........  $11.41655    $10.46622       112,477
    01/01/2012 to 12/31/2012.........  $10.46622    $12.05733       166,300
    01/01/2013 to 12/31/2013.........  $12.05733    $16.15306       271,808
    01/01/2014 to 12/31/2014.........  $16.15306    $16.57896       162,904

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99161    $10.64584     2,349,384
    01/01/2011 to 12/31/2011.........  $10.64584    $10.58599     3,968,019
    01/01/2012 to 12/31/2012.........  $10.58599    $11.71392     7,704,265
    01/01/2013 to 12/31/2013.........  $11.71392    $13.34375     8,319,543
    01/01/2014 to 12/31/2014.........  $13.34375    $13.77513     8,089,554
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98526    $10.49179        28,779
    01/01/2011 to 12/31/2011.........  $10.49179    $10.06229        87,008
    01/01/2012 to 12/31/2012.........  $10.06229    $11.50277       268,434
    01/01/2013 to 12/31/2013.........  $11.50277    $14.54461       583,721
    01/01/2014 to 12/31/2014.........  $14.54461    $15.23998       498,130
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97050    $11.08797       144,407
    01/01/2011 to 12/31/2011.........  $11.08797    $10.62798       371,711
    01/01/2012 to 12/31/2012.........  $10.62798    $12.18387       838,350
    01/01/2013 to 12/31/2013.........  $12.18387    $17.10953       870,186
    01/01/2014 to 12/31/2014.........  $17.10953    $18.07396       791,131
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85917    $11.42614       237,518
    01/01/2011 to 12/31/2011.........  $11.42614    $ 9.47881       559,568
    01/01/2012 to 12/31/2012.........  $ 9.47881    $ 9.57572       871,186
    01/01/2013 to 12/31/2013.........  $ 9.57572    $10.77234       769,004
    01/01/2014 to 12/31/2014.........  $10.77234    $ 9.62468       732,898
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97960    $10.26595        77,418
    01/01/2011 to 12/31/2011.........  $10.26595    $10.42256       272,736
    01/01/2012 to 12/31/2012.........  $10.42256    $10.69263       459,684
    01/01/2013 to 12/31/2013.........  $10.69263    $10.03405       360,864
    01/01/2014 to 12/31/2014.........  $10.03405    $ 9.83760       352,268

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99792    $ 8.78594       713,280
    01/01/2012 to 12/31/2012.........  $ 8.78594    $ 9.50885     2,477,519
    01/01/2013 to 12/31/2013.........  $ 9.50885    $11.17208     2,937,880
    01/01/2014 to 12/31/2014.........  $11.17208    $11.49238     2,937,706
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99792    $10.35469       401,854
    01/01/2011 to 12/31/2011.........  $10.35469    $10.70460       851,190
    01/01/2012 to 12/31/2012.........  $10.70460    $11.25615     1,451,867
    01/01/2013 to 12/31/2013.........  $11.25615    $10.81090     1,500,107
    01/01/2014 to 12/31/2014.........  $10.81090    $11.29933     1,950,928
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97045    $10.59386     2,086,116
    01/01/2011 to 12/31/2011.........  $10.59386    $10.15692     3,513,356
    01/01/2012 to 09/21/2012.........  $10.15692    $11.30762             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.70%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96704    $10.72802      170,769
    01/01/2011 to 12/31/2011.........  $10.72802    $10.16130       80,163
    01/01/2012 to 12/31/2012.........  $10.16130    $11.12891       71,250
    01/01/2013 to 12/31/2013.........  $11.12891    $11.90837       48,443
    01/01/2014 to 12/31/2014.........  $11.90837    $12.02921       36,354
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97773    $10.83318      196,565
    01/01/2011 to 12/31/2011.........  $10.83318    $10.55300       97,519
    01/01/2012 to 12/31/2012.........  $10.55300    $11.66908       83,040
    01/01/2013 to 12/31/2013.........  $11.66908    $13.23395       76,665
    01/01/2014 to 12/31/2014.........  $13.23395    $13.66311       79,086
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00626    $10.72883        1,559
    01/01/2011 to 12/31/2011.........  $10.72883    $10.81250          487
    01/01/2012 to 05/04/2012.........  $10.81250    $11.70512            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68666      209,022
    01/01/2011 to 12/31/2011.........  $10.68666    $10.27226      133,796
    01/01/2012 to 12/31/2012.........  $10.27226    $11.24135      109,294
    01/01/2013 to 12/31/2013.........  $11.24135    $12.86823       82,660
    01/01/2014 to 12/31/2014.........  $12.86823    $13.33735       79,827

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99775    $ 9.10110          939
    01/01/2012 to 12/31/2012.........  $ 9.10110    $ 9.90840          732
    01/01/2013 to 12/31/2013.........  $ 9.90840    $10.68726       14,176
    01/01/2014 to 12/31/2014.........  $10.68726    $10.90769        7,846
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99775    $10.42366           55
    01/01/2014 to 12/31/2014.........  $10.42366    $10.50520          176
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.52124       28,782
    01/01/2011 to 12/31/2011.........  $10.52124    $11.40570      637,381
    01/01/2012 to 12/31/2012.........  $11.40570    $11.66528      670,568
    01/01/2013 to 12/31/2013.........  $11.66528    $11.11669      504,810
    01/01/2014 to 12/31/2014.........  $11.11669    $10.97106      478,530
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00645    $10.56381            0
    01/01/2011 to 12/31/2011.........  $10.56381    $11.67506      349,445
    01/01/2012 to 12/31/2012.........  $11.67506    $12.00863      398,872
    01/01/2013 to 12/31/2013.........  $12.00863    $11.31717      390,457
    01/01/2014 to 12/31/2014.........  $11.31717    $11.30480      312,886
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.56667            0
    01/01/2011 to 12/31/2011.........  $10.56667    $11.92426            0
    01/01/2012 to 12/31/2012.........  $11.92426    $12.28151       80,360
    01/01/2013 to 12/31/2013.........  $12.28151    $11.37247      118,755
    01/01/2014 to 12/31/2014.........  $11.37247    $11.53734      117,812

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00857    $10.59733            0
    01/01/2011 to 12/31/2011.........  $10.59733    $12.23769           59
    01/01/2012 to 12/31/2012.........  $12.23769    $12.65914            0
    01/01/2013 to 12/31/2013.........  $12.65914    $11.51481       77,987
    01/01/2014 to 12/31/2014.........  $11.51481    $11.89403       66,596
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00751    $10.69820            0
    01/01/2011 to 12/31/2011.........  $10.69820    $12.52320      368,195
    01/01/2012 to 12/31/2012.........  $12.52320    $13.01240      393,962
    01/01/2013 to 12/31/2013.........  $13.01240    $11.77459      234,197
    01/01/2014 to 12/31/2014.........  $11.77459    $12.33666      266,546
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99775    $11.91076       58,451
    01/01/2012 to 12/31/2012.........  $11.91076    $12.26620       96,824
    01/01/2013 to 12/31/2013.........  $12.26620    $10.77189       74,429
    01/01/2014 to 12/31/2014.........  $10.77189    $11.56789       70,516
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99701    $10.30344        5,022
    01/01/2013 to 12/31/2013.........  $10.30344    $ 9.00269      367,104
    01/01/2014 to 12/31/2014.........  $ 9.00269    $ 9.86507      188,268

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99850    $ 8.66918       49,182
    01/01/2014 to 12/31/2014.........  $ 8.66918    $ 9.66595       45,381
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99850    $11.19944       25,998
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97092    $10.49745        1,268
    01/01/2011 to 12/31/2011.........  $10.49745    $ 9.61464          591
    01/01/2012 to 12/31/2012.........  $ 9.61464    $10.59248          696
    01/01/2013 to 12/31/2013.........  $10.59248    $13.54604          312
    01/01/2014 to 12/31/2014.........  $13.54604    $14.53337          216
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97692    $10.76684      214,272
    01/01/2011 to 12/31/2011.........  $10.76684    $10.22230      112,785
    01/01/2012 to 12/31/2012.........  $10.22230    $11.31077       94,667
    01/01/2013 to 12/31/2013.........  $11.31077    $13.50152       94,221
    01/01/2014 to 12/31/2014.........  $13.50152    $14.05587       90,459
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99775    $11.55659            0
    01/01/2014 to 12/31/2014.........  $11.55659    $12.77488            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95914    $11.71378       10,696
    01/01/2011 to 12/31/2011.........  $11.71378    $12.14917        3,876
    01/01/2012 to 12/31/2012.........  $12.14917    $13.63494        3,750
    01/01/2013 to 12/31/2013.........  $13.63494    $13.68240        1,822
    01/01/2014 to 12/31/2014.........  $13.68240    $17.42880        1,356
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99775    $ 9.61865            0
    01/01/2014 to 12/31/2014.........  $ 9.61865    $ 9.83655            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97523    $10.94766      125,711
    01/01/2011 to 12/31/2011.........  $10.94766    $10.49225       67,404
    01/01/2012 to 12/31/2012.........  $10.49225    $11.29416       60,079
    01/01/2013 to 12/31/2013.........  $11.29416    $12.61143       33,142
    01/01/2014 to 12/31/2014.........  $12.61143    $12.65766       37,334
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.81480       49,528
    01/01/2011 to 12/31/2011.........  $10.81480    $10.26312       34,198
    01/01/2012 to 12/31/2012.........  $10.26312    $11.34720       31,390
    01/01/2013 to 12/31/2013.........  $11.34720    $13.16349       43,190
    01/01/2014 to 12/31/2014.........  $13.16349    $13.54056       30,263

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99776    $10.67031       74,734
    01/01/2013 to 12/31/2013.........  $10.67031    $12.92304       46,890
    01/01/2014 to 12/31/2014.........  $12.92304    $12.97365       51,699
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99775    $10.73768          393
    01/01/2014 to 12/31/2014.........  $10.73768    $10.71520        2,057
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96942    $11.47469        5,561
    01/01/2011 to 12/31/2011.........  $11.47469    $10.60270        1,950
    01/01/2012 to 12/31/2012.........  $10.60270    $13.08119        1,698
    01/01/2013 to 12/31/2013.........  $13.08119    $13.28131          301
    01/01/2014 to 12/31/2014.........  $13.28131    $14.72209          522
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01775    $10.71494        5,368
    01/01/2011 to 12/31/2011.........  $10.71494    $10.01355        1,368
    01/01/2012 to 12/31/2012.........  $10.01355    $11.66838        1,596
    01/01/2013 to 12/31/2013.........  $11.66838    $14.72985          300
    01/01/2014 to 02/07/2014.........  $14.72985    $14.47458            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99100    $10.69949        3,443
    01/01/2011 to 12/31/2011.........  $10.69949    $ 9.83638        1,782
    01/01/2012 to 12/31/2012.........  $ 9.83638    $11.45267        2,552
    01/01/2013 to 12/31/2013.........  $11.45267    $14.88140          210
    01/01/2014 to 12/31/2014.........  $14.88140    $16.38114          209

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01907    $11.34646        9,036
    01/01/2011 to 12/31/2011.........  $11.34646    $10.71178        3,866
    01/01/2012 to 12/31/2012.........  $10.71178    $12.46639        3,935
    01/01/2013 to 12/31/2013.........  $12.46639    $16.03477          935
    01/01/2014 to 12/31/2014.........  $16.03477    $17.40029          896
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98749    $10.63651       72,494
    01/01/2011 to 12/31/2011.........  $10.63651    $10.29738       48,274
    01/01/2012 to 12/31/2012.........  $10.29738    $11.03380       42,560
    01/01/2013 to 12/31/2013.........  $11.03380    $11.79030       35,843
    01/01/2014 to 12/31/2014.........  $11.79030    $11.93560       36,608
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96438    $11.42102       12,437
    01/01/2011 to 12/31/2011.........  $11.42102    $11.25787        5,011
    01/01/2012 to 12/31/2012.........  $11.25787    $12.67206        2,795
    01/01/2013 to 12/31/2013.........  $12.67206    $17.11573        2,644
    01/01/2014 to 12/31/2014.........  $17.11573    $17.85232        2,864
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98536    $10.60379            0
    01/01/2011 to 12/31/2011.........  $10.60379    $10.26707          105
    01/01/2012 to 12/31/2012.........  $10.26707    $11.32811          205
    01/01/2013 to 12/31/2013.........  $11.32811    $14.83939           66
    01/01/2014 to 12/31/2014.........  $14.83939    $14.66362          660

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98373    $10.69768        7,053
    01/01/2011 to 12/31/2011.........  $10.69768    $10.73964        4,175
    01/01/2012 to 12/31/2012.........  $10.73964    $11.89904        3,980
    01/01/2013 to 12/31/2013.........  $11.89904    $12.40911        1,155
    01/01/2014 to 12/31/2014.........  $12.40911    $12.38295        1,415
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92858    $11.18912        2,179
    01/01/2011 to 12/31/2011.........  $11.18912    $ 9.48026        1,444
    01/01/2012 to 12/31/2012.........  $ 9.48026    $11.10255          954
    01/01/2013 to 12/31/2013.........  $11.10255    $12.86148          229
    01/01/2014 to 12/31/2014.........  $12.86148    $11.82273          169
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92845    $10.73053        5,116
    01/01/2011 to 12/31/2011.........  $10.73053    $ 9.13080        1,473
    01/01/2012 to 12/31/2012.........  $ 9.13080    $10.36547        1,330
    01/01/2013 to 12/31/2013.........  $10.36547    $12.04897          273
    01/01/2014 to 12/31/2014.........  $12.04897    $10.93767          224
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97599    $10.80651       43,981
    01/01/2011 to 12/31/2011.........  $10.80651    $10.45528       24,067
    01/01/2012 to 12/31/2012.........  $10.45528    $11.55436       16,853
    01/01/2013 to 12/31/2013.........  $11.55436    $13.07295       13,119
    01/01/2014 to 12/31/2014.........  $13.07295    $13.52958       13,509

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92110    $10.49411        7,494
    01/01/2011 to 12/31/2011.........  $10.49411    $ 9.27676        2,122
    01/01/2012 to 12/31/2012.........  $ 9.27676    $11.00339        1,369
    01/01/2013 to 12/31/2013.........  $11.00339    $12.35100          607
    01/01/2014 to 12/31/2014.........  $12.35100    $11.25254          574
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.52387      109,605
    01/01/2011 to 12/31/2011.........  $10.52387    $10.26420       34,237
    01/01/2012 to 12/31/2012.........  $10.26420    $11.05718       29,255
    01/01/2013 to 12/31/2013.........  $11.05718    $11.94565       24,519
    01/01/2014 to 12/31/2014.........  $11.94565    $12.25655       21,033
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97060    $10.71155          978
    01/01/2011 to 12/31/2011.........  $10.71155    $10.49190          691
    01/01/2012 to 12/31/2012.........  $10.49190    $11.75857        2,024
    01/01/2013 to 12/31/2013.........  $11.75857    $15.61666          303
    01/01/2014 to 12/31/2014.........  $15.61666    $16.63931          459
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98974    $10.55472            0
    01/01/2011 to 12/31/2011.........  $10.55472    $ 9.84054            5
    01/01/2012 to 12/31/2012.........  $ 9.84054    $11.19120          653
    01/01/2013 to 12/31/2013.........  $11.19120    $15.22967          673
    01/01/2014 to 12/31/2014.........  $15.22967    $16.85551        1,303

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99185    $11.23754         269
    01/01/2011 to 12/31/2011.........  $11.23754    $10.83471         752
    01/01/2012 to 12/31/2012.........  $10.83471    $11.83484         256
    01/01/2013 to 12/31/2013.........  $11.83484    $15.73142          48
    01/01/2014 to 12/31/2014.........  $15.73142    $16.92770         282
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98793    $10.75645       3,124
    01/01/2011 to 12/31/2011.........  $10.75645    $11.53116       2,250
    01/01/2012 to 12/31/2012.........  $11.53116    $11.88456       1,805
    01/01/2013 to 12/31/2013.........  $11.88456    $11.33245         698
    01/01/2014 to 12/31/2014.........  $11.33245    $11.73096       1,521
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98688    $10.82935       1,534
    01/01/2011 to 12/31/2011.........  $10.82935    $10.20729       1,229
    01/01/2012 to 12/31/2012.........  $10.20729    $12.22327       1,037
    01/01/2013 to 12/31/2013.........  $12.22327    $15.18002       1,762
    01/01/2014 to 12/31/2014.........  $15.18002    $15.30634       2,040
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.80508         391
    01/01/2011 to 12/31/2011.........  $10.80508    $10.45133         202
    01/01/2012 to 12/31/2012.........  $10.45133    $11.90597         165
    01/01/2013 to 12/31/2013.........  $11.90597    $15.83692       1,811
    01/01/2014 to 12/31/2014.........  $15.83692    $16.75152       2,352

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99776    $10.15622           0
    01/01/2013 to 12/31/2013.........  $10.15622    $13.29201          19
    01/01/2014 to 12/31/2014.........  $13.29201    $14.25459           0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98801    $11.43201       2,869
    01/01/2011 to 12/31/2011.........  $11.43201    $10.73996       1,007
    01/01/2012 to 12/31/2012.........  $10.73996    $12.37341       1,225
    01/01/2013 to 12/31/2013.........  $12.37341    $15.94209         374
    01/01/2014 to 12/31/2014.........  $15.94209    $17.83365         731
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99776    $ 9.78359       8,153
    01/01/2011 to 12/31/2011.........  $ 9.78359    $ 9.52209       3,391
    01/01/2012 to 12/31/2012.........  $ 9.52209    $ 9.26522       1,696
    01/01/2013 to 12/31/2013.........  $ 9.26522    $ 9.01512       1,766
    01/01/2014 to 12/31/2014.........  $ 9.01512    $ 8.77178       2,020
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99030    $11.16638       6,135
    01/01/2011 to 12/31/2011.........  $11.16638    $10.59540       1,821
    01/01/2012 to 12/31/2012.........  $10.59540    $12.07466       1,582
    01/01/2013 to 12/31/2013.........  $12.07466    $16.68426         705
    01/01/2014 to 12/31/2014.........  $16.68426    $18.54723         823

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02766    $10.05209            0
    01/01/2012 to 12/31/2012.........  $10.05209    $10.25677            0
    01/01/2013 to 12/31/2013.........  $10.25677    $ 9.69703           24
    01/01/2014 to 12/31/2014.........  $ 9.69703    $ 9.92126        1,182
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95805    $11.85179        6,638
    01/01/2011 to 12/31/2011.........  $11.85179    $11.72679        2,775
    01/01/2012 to 12/31/2012.........  $11.72679    $12.82251        2,109
    01/01/2013 to 12/31/2013.........  $12.82251    $16.54506          989
    01/01/2014 to 12/31/2014.........  $16.54506    $17.37638        1,206
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97218    $11.35834          150
    01/01/2011 to 04/29/2011.........  $11.35834    $12.69571            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99776    $10.24890        1,047
    01/01/2013 to 12/31/2013.........  $10.24890    $11.85845        1,758
    01/01/2014 to 12/31/2014.........  $11.85845    $12.13121        1,625
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93823    $11.60441       10,653
    01/01/2011 to 12/31/2011.........  $11.60441    $ 9.00244        4,727
    01/01/2012 to 12/31/2012.........  $ 9.00244    $10.32934        2,787
    01/01/2013 to 12/31/2013.........  $10.32934    $10.07284          460
    01/01/2014 to 12/31/2014.........  $10.07284    $ 9.34178          835

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00718    $10.01971        1,873
    01/01/2011 to 12/31/2011.........  $10.01971    $ 9.96892        1,154
    01/01/2012 to 12/31/2012.........  $ 9.96892    $10.15469          744
    01/01/2013 to 12/31/2013.........  $10.15469    $ 9.66568          189
    01/01/2014 to 12/31/2014.........  $ 9.66568    $ 9.39565          216
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00610    $10.29072      186,153
    01/01/2011 to 12/31/2011.........  $10.29072    $10.33172      105,236
    01/01/2012 to 12/31/2012.........  $10.33172    $10.98946       85,338
    01/01/2013 to 12/31/2013.........  $10.98946    $10.49630       36,550
    01/01/2014 to 12/31/2014.........  $10.49630    $10.64502       43,802
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98872    $10.53285      163,174
    01/01/2011 to 12/31/2011.........  $10.53285    $10.35103       97,357
    01/01/2012 to 12/31/2012.........  $10.35103    $11.11596       98,618
    01/01/2013 to 12/31/2013.........  $11.11596    $11.81223       52,249
    01/01/2014 to 12/31/2014.........  $11.81223    $12.15718       60,594
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01767    $10.05196            0
    01/01/2012 to 12/31/2012.........  $10.05196    $10.47550           91
    01/01/2013 to 12/31/2013.........  $10.47550    $ 9.95682          517
    01/01/2014 to 12/31/2014.........  $ 9.95682    $10.27510          408

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96274    $11.43865      118,155
    01/01/2011 to 12/31/2011.........  $11.43865    $10.43861      104,792
    01/01/2012 to 12/31/2012.........  $10.43861    $11.46855      113,532
    01/01/2013 to 12/31/2013.........  $11.46855    $13.05885       89,754
    01/01/2014 to 12/31/2014.........  $13.05885    $13.87493       79,862
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.82499        1,770
    01/01/2011 to 12/31/2011.........  $10.82499    $10.89734          482
    01/01/2012 to 12/31/2012.........  $10.89734    $12.59643          489
    01/01/2013 to 12/31/2013.........  $12.59643    $16.23101          184
    01/01/2014 to 12/31/2014.........  $16.23101    $18.51134          135
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99775    $ 8.83594            0
    01/01/2012 to 12/31/2012.........  $ 8.83594    $ 9.72824            0
    01/01/2013 to 12/31/2013.........  $ 9.72824    $11.58574            0
    01/01/2014 to 12/31/2014.........  $11.58574    $12.00578            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98681    $10.72024      140,238
    01/01/2011 to 12/31/2011.........  $10.72024    $10.24187       51,420
    01/01/2012 to 12/31/2012.........  $10.24187    $10.98948       39,344
    01/01/2013 to 12/31/2013.........  $10.98948    $12.02286       23,665
    01/01/2014 to 12/31/2014.........  $12.02286    $12.29951       28,813

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97700    $10.90649       60,433
    01/01/2011 to 12/31/2011.........  $10.90649    $10.35901       33,097
    01/01/2012 to 12/31/2012.........  $10.35901    $11.68163       28,068
    01/01/2013 to 12/31/2013.........  $11.68163    $13.41903       23,990
    01/01/2014 to 12/31/2014.........  $13.41903    $13.76603       22,777
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98163    $10.69944      100,007
    01/01/2011 to 12/31/2011.........  $10.69944    $10.05905       75,435
    01/01/2012 to 12/31/2012.........  $10.05905    $10.87696       64,140
    01/01/2013 to 12/31/2013.........  $10.87696    $12.10742       36,140
    01/01/2014 to 12/31/2014.........  $12.10742    $12.13822       38,245
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97108    $12.08395          899
    01/01/2011 to 12/31/2011.........  $12.08395    $10.21630          492
    01/01/2012 to 12/31/2012.........  $10.21630    $11.93538          829
    01/01/2013 to 12/31/2013.........  $11.93538    $16.35278          294
    01/01/2014 to 12/31/2014.........  $16.35278    $16.69730        1,046

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96013    $12.54113        3,649
    01/01/2011 to 12/31/2011.........  $12.54113    $12.08356        1,404
    01/01/2012 to 12/31/2012.........  $12.08356    $13.18823          674
    01/01/2013 to 12/31/2013.........  $13.18823    $17.34591          283
    01/01/2014 to 12/31/2014.........  $17.34591    $17.52204          404
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96356    $11.39766        2,103
    01/01/2011 to 12/31/2011.........  $11.39766    $10.42757          600
    01/01/2012 to 12/31/2012.........  $10.42757    $11.98804          171
    01/01/2013 to 12/31/2013.........  $11.98804    $16.02732          154
    01/01/2014 to 12/31/2014.........  $16.02732    $16.41607          166
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99145    $10.62833      209,082
    01/01/2011 to 12/31/2011.........  $10.62833    $10.54700      113,620
    01/01/2012 to 12/31/2012.........  $10.54700    $11.64682       90,747
    01/01/2013 to 12/31/2013.........  $11.64682    $13.24003       77,472
    01/01/2014 to 12/31/2014.........  $13.24003    $13.64001       74,515
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98509    $10.47453          429
    01/01/2011 to 12/31/2011.........  $10.47453    $10.02508          180
    01/01/2012 to 12/31/2012.........  $10.02508    $11.43666          182
    01/01/2013 to 12/31/2013.........  $11.43666    $14.43135          198
    01/01/2014 to 12/31/2014.........  $14.43135    $15.09027          121
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97033    $11.06962        1,325
    01/01/2011 to 12/31/2011.........  $11.06962    $10.58857        2,150
    01/01/2012 to 12/31/2012.........  $10.58857    $12.11375        1,699
    01/01/2013 to 12/31/2013.........  $12.11375    $16.97611        1,996
    01/01/2014 to 12/31/2014.........  $16.97611    $17.89630        3,368

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85900    $11.40731       27,897
    01/01/2011 to 12/31/2011.........  $11.40731    $ 9.44376        9,596
    01/01/2012 to 12/31/2012.........  $ 9.44376    $ 9.52074        7,914
    01/01/2013 to 12/31/2013.........  $ 9.52074    $10.68860        4,367
    01/01/2014 to 12/31/2014.........  $10.68860    $ 9.53026        4,596
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97944    $10.24908        3,543
    01/01/2011 to 12/31/2011.........  $10.24908    $10.38419        2,198
    01/01/2012 to 12/31/2012.........  $10.38419    $10.63128          880
    01/01/2013 to 12/31/2013.........  $10.63128    $ 9.95593          495
    01/01/2014 to 12/31/2014.........  $ 9.95593    $ 9.74100          541
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99775    $ 8.77381            0
    01/01/2012 to 12/31/2012.........  $ 8.77381    $ 9.47622          261
    01/01/2013 to 12/31/2013.........  $ 9.47622    $11.11097        1,458
    01/01/2014 to 12/31/2014.........  $11.11097    $11.40603        3,172
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99775    $10.33756       19,082
    01/01/2011 to 12/31/2011.........  $10.33756    $10.66490        8,732
    01/01/2012 to 12/31/2012.........  $10.66490    $11.19133        8,397
    01/01/2013 to 12/31/2013.........  $11.19133    $10.72657        4,818
    01/01/2014 to 12/31/2014.........  $10.72657    $11.18815        6,786
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97028    $10.57635      150,872
    01/01/2011 to 12/31/2011.........  $10.57635    $10.11938       78,190
    01/01/2012 to 09/21/2012.........  $10.11938    $11.24896            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.15%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96751    $10.77691      146,600
    01/01/2011 to 12/31/2011.........  $10.77691    $10.26518      209,819
    01/01/2012 to 12/31/2012.........  $10.26518    $11.30635      288,890
    01/01/2013 to 12/31/2013.........  $11.30635    $12.16672      252,283
    01/01/2014 to 12/31/2014.........  $12.16672    $12.35971      214,155
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97819    $10.88255      140,731
    01/01/2011 to 12/31/2011.........  $10.88255    $10.66087      236,931
    01/01/2012 to 12/31/2012.........  $10.66087    $11.85511      356,225
    01/01/2013 to 12/31/2013.........  $11.85511    $13.52094      380,142
    01/01/2014 to 12/31/2014.........  $13.52094    $14.03839      349,115
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00672    $10.77766        1,359
    01/01/2011 to 12/31/2011.........  $10.77766    $10.92296        4,910
    01/01/2012 to 05/04/2012.........  $10.92296    $11.84767            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98847    $10.73529       64,924
    01/01/2011 to 12/31/2011.........  $10.73529    $10.37714      144,911
    01/01/2012 to 12/31/2012.........  $10.37714    $11.42035      191,466
    01/01/2013 to 12/31/2013.........  $11.42035    $13.14696      207,911
    01/01/2014 to 12/31/2014.........  $13.14696    $13.70336      203,031

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 9.13559       56,266
    01/01/2012 to 12/31/2012.........  $ 9.13559    $10.00229       88,036
    01/01/2013 to 12/31/2013.........  $10.00229    $10.84949      103,932
    01/01/2014 to 12/31/2014.........  $10.84949    $11.13593      111,043
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $10.46377            0
    01/01/2014 to 12/31/2014.........  $10.46377    $10.60515           13
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $10.54520        3,188
    01/01/2011 to 12/31/2011.........  $10.54520    $ 9.71297        2,207
    01/01/2012 to 12/31/2012.........  $ 9.71297    $10.76152        2,086
    01/01/2013 to 12/31/2013.........  $10.76152    $13.83998        2,477
    01/01/2014 to 12/31/2014.........  $13.83998    $14.93260        2,293
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.81582       64,519
    01/01/2011 to 12/31/2011.........  $10.81582    $10.32683      116,165
    01/01/2012 to 12/31/2012.........  $10.32683    $11.49108      160,338
    01/01/2013 to 12/31/2013.........  $11.49108    $13.79435      201,356
    01/01/2014 to 12/31/2014.........  $13.79435    $14.44190      227,218
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99821    $11.61237            0
    01/01/2014 to 12/31/2014.........  $11.61237    $12.90918          357

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95960    $11.76700        5,365
    01/01/2011 to 12/31/2011.........  $11.76700    $12.27331       15,056
    01/01/2012 to 12/31/2012.........  $12.27331    $13.85220       26,071
    01/01/2013 to 12/31/2013.........  $13.85220    $13.97911       25,228
    01/01/2014 to 12/31/2014.........  $13.97911    $17.90735       18,282
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $ 9.65582          579
    01/01/2014 to 12/31/2014.........  $ 9.65582    $ 9.93036          531
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97569    $10.99750       66,641
    01/01/2011 to 12/31/2011.........  $10.99750    $10.59953      113,782
    01/01/2012 to 12/31/2012.........  $10.59953    $11.47432      199,811
    01/01/2013 to 12/31/2013.........  $11.47432    $12.88499      197,700
    01/01/2014 to 12/31/2014.........  $12.88499    $13.00531      152,724
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.86404       28,707
    01/01/2011 to 12/31/2011.........  $10.86404    $10.36809       58,239
    01/01/2012 to 12/31/2012.........  $10.36809    $11.52813      117,347
    01/01/2013 to 12/31/2013.........  $11.52813    $13.44889      167,957
    01/01/2014 to 12/31/2014.........  $13.44889    $13.91233      193,974
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99822    $10.71117      242,998
    01/01/2013 to 12/31/2013.........  $10.71117    $13.04593      254,472
    01/01/2014 to 12/31/2014.........  $13.04593    $13.17114      212,677

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $10.77906       18,483
    01/01/2014 to 12/31/2014.........  $10.77906    $10.81721       20,318
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96989    $11.52688        2,286
    01/01/2011 to 12/31/2011.........  $11.52688    $10.71105        1,832
    01/01/2012 to 12/31/2012.........  $10.71105    $13.28970        4,336
    01/01/2013 to 12/31/2013.........  $13.28970    $13.56937        2,996
    01/01/2014 to 12/31/2014.........  $13.56937    $15.12643        2,002
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01821    $10.76370        1,177
    01/01/2011 to 12/31/2011.........  $10.76370    $10.11579        1,500
    01/01/2012 to 12/31/2012.........  $10.11579    $11.85431        1,768
    01/01/2013 to 12/31/2013.........  $11.85431    $15.04922        3,729
    01/01/2014 to 02/07/2014.........  $15.04922    $14.79713            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99146    $10.74807        3,018
    01/01/2011 to 12/31/2011.........  $10.74807    $ 9.93692        3,456
    01/01/2012 to 12/31/2012.........  $ 9.93692    $11.63517        3,910
    01/01/2013 to 12/31/2013.........  $11.63517    $15.20399        4,575
    01/01/2014 to 12/31/2014.........  $15.20399    $16.83091       12,262
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01954    $11.39805        1,141
    01/01/2011 to 12/31/2011.........  $11.39805    $10.82130        4,027
    01/01/2012 to 12/31/2012.........  $10.82130    $12.66509        9,260
    01/01/2013 to 12/31/2013.........  $12.66509    $16.38245       10,402
    01/01/2014 to 12/31/2014.........  $16.38245    $17.87799        8,894

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98796    $10.68489       67,518
    01/01/2011 to 12/31/2011.........  $10.68489    $10.40258      121,125
    01/01/2012 to 12/31/2012.........  $10.40258    $11.20961      180,004
    01/01/2013 to 12/31/2013.........  $11.20961    $12.04591      185,230
    01/01/2014 to 12/31/2014.........  $12.04591    $12.26323      161,137
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96484    $11.47291        3,472
    01/01/2011 to 12/31/2011.........  $11.47291    $11.37278        8,702
    01/01/2012 to 12/31/2012.........  $11.37278    $12.87387       14,998
    01/01/2013 to 12/31/2013.........  $12.87387    $17.48643       18,371
    01/01/2014 to 12/31/2014.........  $17.48643    $18.34207       19,668
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98582    $10.65197            0
    01/01/2011 to 12/31/2011.........  $10.65197    $10.37192        2,227
    01/01/2012 to 12/31/2012.........  $10.37192    $11.50870       22,943
    01/01/2013 to 12/31/2013.........  $11.50870    $15.16117        5,996
    01/01/2014 to 12/31/2014.........  $15.16117    $15.06632        4,983
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98419    $10.74637        3,019
    01/01/2011 to 12/31/2011.........  $10.74637    $10.84929       13,561
    01/01/2012 to 12/31/2012.........  $10.84929    $12.08858       24,805
    01/01/2013 to 12/31/2013.........  $12.08858    $12.67807       25,137
    01/01/2014 to 12/31/2014.........  $12.67807    $12.72290       22,599
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92904    $11.23996        6,483
    01/01/2011 to 12/31/2011.........  $11.23996    $ 9.57716        6,196
    01/01/2012 to 12/31/2012.........  $ 9.57716    $11.27953        7,687
    01/01/2013 to 12/31/2013.........  $11.27953    $13.14034        7,748
    01/01/2014 to 12/31/2014.........  $13.14034    $12.14739        5,681

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92891    $10.77933        2,146
    01/01/2011 to 12/31/2011.........  $10.77933    $ 9.22411       17,693
    01/01/2012 to 12/31/2012.........  $ 9.22411    $10.53073        5,334
    01/01/2013 to 12/31/2013.........  $10.53073    $12.31033       19,232
    01/01/2014 to 12/31/2014.........  $12.31033    $11.23806       14,100
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00644    $10.58415            0
    01/01/2011 to 12/31/2011.........  $10.58415    $11.64591      680,879
    01/01/2012 to 12/31/2012.........  $11.64591    $12.46651      311,677
    01/01/2013 to 12/31/2013.........  $12.46651    $11.81025       98,036
    01/01/2014 to 12/31/2014.........  $11.81025    $12.33407      107,352
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97645    $10.85561       36,384
    01/01/2011 to 12/31/2011.........  $10.85561    $10.56202       51,682
    01/01/2012 to 12/31/2012.........  $10.56202    $11.73841       65,232
    01/01/2013 to 12/31/2013.........  $11.73841    $13.35620       82,656
    01/01/2014 to 12/31/2014.........  $13.35620    $13.90077      110,840
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92157    $10.54174        3,073
    01/01/2011 to 12/31/2011.........  $10.54174    $ 9.37150       12,588
    01/01/2012 to 12/31/2012.........  $ 9.37150    $11.17875       19,722
    01/01/2013 to 12/31/2013.........  $11.17875    $12.61883       21,078
    01/01/2014 to 12/31/2014.........  $12.61883    $11.56154       13,283

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.57174       35,434
    01/01/2011 to 12/31/2011.........  $10.57174    $10.36895       88,001
    01/01/2012 to 12/31/2012.........  $10.36895    $11.23332      157,158
    01/01/2013 to 12/31/2013.........  $11.23332    $12.20458      160,546
    01/01/2014 to 12/31/2014.........  $12.20458    $12.59292      116,686
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97106    $10.76026            0
    01/01/2011 to 12/31/2011.........  $10.76026    $10.59897          933
    01/01/2012 to 12/31/2012.........  $10.59897    $11.94582        9,243
    01/01/2013 to 12/31/2013.........  $11.94582    $15.95494        5,338
    01/01/2014 to 12/31/2014.........  $15.95494    $17.09580       14,106
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99020    $10.60265        6,329
    01/01/2011 to 12/31/2011.........  $10.60265    $ 9.94093        6,860
    01/01/2012 to 12/31/2012.........  $ 9.94093    $11.36943       14,064
    01/01/2013 to 12/31/2013.........  $11.36943    $15.55961       24,428
    01/01/2014 to 12/31/2014.........  $15.55961    $17.31807       22,773
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99232    $11.28865        4,940
    01/01/2011 to 12/31/2011.........  $11.28865    $10.94541        7,881
    01/01/2012 to 12/31/2012.........  $10.94541    $12.02352       21,422
    01/01/2013 to 12/31/2013.........  $12.02352    $16.07255       10,745
    01/01/2014 to 12/31/2014.........  $16.07255    $17.39250        8,982

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $10.80526            0
    01/01/2011 to 12/31/2011.........  $10.80526    $11.64879       17,600
    01/01/2012 to 12/31/2012.........  $11.64879    $12.07382       48,564
    01/01/2013 to 12/31/2013.........  $12.07382    $11.57800       20,650
    01/01/2014 to 12/31/2014.........  $11.57800    $12.05291       68,193
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98734    $10.87856        7,533
    01/01/2011 to 12/31/2011.........  $10.87856    $10.31155       11,050
    01/01/2012 to 12/31/2012.........  $10.31155    $12.41801       18,491
    01/01/2013 to 12/31/2013.........  $12.41801    $15.50888       24,191
    01/01/2014 to 12/31/2014.........  $15.50888    $15.72646       21,667
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.85427            0
    01/01/2011 to 12/31/2011.........  $10.85427    $10.55815        1,033
    01/01/2012 to 12/31/2012.........  $10.55815    $12.09583        2,537
    01/01/2013 to 12/31/2013.........  $12.09583    $16.18042        3,175
    01/01/2014 to 12/31/2014.........  $16.18042    $17.21163        5,885
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99822    $10.17752            0
    01/01/2013 to 12/31/2013.........  $10.17752    $13.39500        1,740
    01/01/2014 to 12/31/2014.........  $13.39500    $14.44620            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98848    $11.48400        1,511
    01/01/2011 to 12/31/2011.........  $11.48400    $10.84971        3,757
    01/01/2012 to 12/31/2012.........  $10.84971    $12.57064        1,701
    01/01/2013 to 12/31/2013.........  $12.57064    $16.28775        3,349
    01/01/2014 to 12/31/2014.........  $16.28775    $18.32341        2,704
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99822    $ 9.82805        8,911
    01/01/2011 to 12/31/2011.........  $ 9.82805    $ 9.61919       59,176
    01/01/2012 to 12/31/2012.........  $ 9.61919    $ 9.41308       49,856
    01/01/2013 to 12/31/2013.........  $ 9.41308    $ 9.21068       26,267
    01/01/2014 to 12/31/2014.........  $ 9.21068    $ 9.01260       26,889
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99077    $11.21717        4,546
    01/01/2011 to 12/31/2011.........  $11.21717    $10.70359       11,880
    01/01/2012 to 12/31/2012.........  $10.70359    $12.26702       17,653
    01/01/2013 to 12/31/2013.........  $12.26702    $17.04575       22,312
    01/01/2014 to 12/31/2014.........  $17.04575    $19.05619       21,700
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02812    $10.06193        1,271
    01/01/2012 to 12/31/2012.........  $10.06193    $10.32505       34,811
    01/01/2013 to 12/31/2013.........  $10.32505    $ 9.81689        4,714
    01/01/2014 to 12/31/2014.........  $ 9.81689    $10.10066        5,226

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95851    $11.90567        4,168
    01/01/2011 to 12/31/2011.........  $11.90567    $11.84656        6,046
    01/01/2012 to 12/31/2012.........  $11.84656    $13.02686       13,528
    01/01/2013 to 12/31/2013.........  $13.02686    $16.90375        9,329
    01/01/2014 to 12/31/2014.........  $16.90375    $17.85356        7,365
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97264    $11.40989        3,490
    01/01/2011 to 04/29/2011.........  $11.40989    $12.77672            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99822    $10.28812       21,801
    01/01/2013 to 12/31/2013.........  $10.28812    $11.97118       38,962
    01/01/2014 to 12/31/2014.........  $11.97118    $12.31571       27,860
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93869    $11.65729       14,546
    01/01/2011 to 12/31/2011.........  $11.65729    $ 9.09457       21,050
    01/01/2012 to 12/31/2012.........  $ 9.09457    $10.49422       31,436
    01/01/2013 to 12/31/2013.........  $10.49422    $10.29148       29,756
    01/01/2014 to 12/31/2014.........  $10.29148    $ 9.59859       19,376
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00764    $10.06524        5,427
    01/01/2011 to 12/31/2011.........  $10.06524    $10.07064       29,632
    01/01/2012 to 12/31/2012.........  $10.07064    $10.31656       70,743
    01/01/2013 to 12/31/2013.........  $10.31656    $ 9.87539       44,007
    01/01/2014 to 12/31/2014.........  $ 9.87539    $ 9.65361       32,331

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.33749       99,262
    01/01/2011 to 12/31/2011.........  $10.33749    $10.43711      171,685
    01/01/2012 to 12/31/2012.........  $10.43711    $11.16439      246,398
    01/01/2013 to 12/31/2013.........  $11.16439    $10.72367      283,304
    01/01/2014 to 12/31/2014.........  $10.72367    $10.93718      162,291
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98918    $10.58066      199,856
    01/01/2011 to 12/31/2011.........  $10.58066    $10.45671      390,341
    01/01/2012 to 12/31/2012.........  $10.45671    $11.29302      513,412
    01/01/2013 to 12/31/2013.........  $11.29302    $12.06818      389,835
    01/01/2014 to 12/31/2014.........  $12.06818    $12.49073      330,232
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01813    $10.06185          815
    01/01/2012 to 12/31/2012.........  $10.06185    $10.54515       34,556
    01/01/2013 to 12/31/2013.........  $10.54515    $10.07983        7,157
    01/01/2014 to 12/31/2014.........  $10.07983    $10.46093        5,742
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96321    $11.49069       90,824
    01/01/2011 to 12/31/2011.........  $11.49069    $10.54529      174,945
    01/01/2012 to 12/31/2012.........  $10.54529    $11.65139      224,696
    01/01/2013 to 12/31/2013.........  $11.65139    $13.34208      223,723
    01/01/2014 to 12/31/2014.........  $13.34208    $14.25597      239,384

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.87426            0
    01/01/2011 to 12/31/2011.........  $10.87426    $11.00879        1,924
    01/01/2012 to 12/31/2012.........  $11.00879    $12.79735        5,237
    01/01/2013 to 12/31/2013.........  $12.79735    $16.58305       11,402
    01/01/2014 to 12/31/2014.........  $16.58305    $19.01976       24,771
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.86947            0
    01/01/2012 to 12/31/2012.........  $ 8.86947    $ 9.82046            0
    01/01/2013 to 12/31/2013.........  $ 9.82046    $11.76164            0
    01/01/2014 to 12/31/2014.........  $11.76164    $12.25695            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98727    $10.76898       80,242
    01/01/2011 to 12/31/2011.........  $10.76898    $10.34642      139,582
    01/01/2012 to 12/31/2012.........  $10.34642    $11.16466      176,240
    01/01/2013 to 12/31/2013.........  $11.16466    $12.28361      151,788
    01/01/2014 to 12/31/2014.........  $12.28361    $12.63732      143,252
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97747    $10.95621       55,733
    01/01/2011 to 12/31/2011.........  $10.95621    $10.46489       74,776
    01/01/2012 to 12/31/2012.........  $10.46489    $11.86788      130,310
    01/01/2013 to 12/31/2013.........  $11.86788    $13.70999      166,805
    01/01/2014 to 12/31/2014.........  $13.70999    $14.14394      169,508

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98210    $10.74814       68,899
    01/01/2011 to 12/31/2011.........  $10.74814    $10.16193      154,393
    01/01/2012 to 12/31/2012.........  $10.16193    $11.05046      184,978
    01/01/2013 to 12/31/2013.........  $11.05046    $12.37005      178,817
    01/01/2014 to 12/31/2014.........  $12.37005    $12.47156      164,866
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97155    $12.13891            0
    01/01/2011 to 12/31/2011.........  $12.13891    $10.32083        4,803
    01/01/2012 to 12/31/2012.........  $10.32083    $12.12578        6,740
    01/01/2013 to 12/31/2013.........  $12.12578    $16.70757        7,435
    01/01/2014 to 12/31/2014.........  $16.70757    $17.15614        6,808
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96060    $12.59822        3,203
    01/01/2011 to 12/31/2011.........  $12.59822    $12.20705        6,408
    01/01/2012 to 12/31/2012.........  $12.20705    $13.39860        8,783
    01/01/2013 to 12/31/2013.........  $13.39860    $17.72209       17,795
    01/01/2014 to 12/31/2014.........  $17.72209    $18.00331       16,031
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96403    $11.44962        1,581
    01/01/2011 to 12/31/2011.........  $11.44962    $10.53432        7,418
    01/01/2012 to 12/31/2012.........  $10.53432    $12.17939       11,746
    01/01/2013 to 12/31/2013.........  $12.17939    $16.37500       13,834
    01/01/2014 to 12/31/2014.........  $16.37500    $16.86709        8,911

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99191    $10.67665      149,329
    01/01/2011 to 12/31/2011.........  $10.67665    $10.65472      266,540
    01/01/2012 to 12/31/2012.........  $10.65472    $11.83249      475,448
    01/01/2013 to 12/31/2013.........  $11.83249    $13.52713      443,196
    01/01/2014 to 12/31/2014.........  $13.52713    $14.01453      411,298
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98556    $10.52203        6,118
    01/01/2011 to 12/31/2011.........  $10.52203    $10.12732        8,172
    01/01/2012 to 12/31/2012.........  $10.12732    $11.61863       16,469
    01/01/2013 to 12/31/2013.........  $11.61863    $14.74385       26,093
    01/01/2014 to 12/31/2014.........  $14.74385    $15.50412       26,982
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97079    $11.12002        6,691
    01/01/2011 to 12/31/2011.........  $11.12002    $10.69680       11,909
    01/01/2012 to 12/31/2012.........  $10.69680    $12.30683       28,363
    01/01/2013 to 12/31/2013.........  $12.30683    $17.34416       28,564
    01/01/2014 to 12/31/2014.........  $17.34416    $18.38761       25,643
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85947    $11.45926       13,623
    01/01/2011 to 12/31/2011.........  $11.45926    $ 9.54035       34,577
    01/01/2012 to 12/31/2012.........  $ 9.54035    $ 9.67259       53,001
    01/01/2013 to 12/31/2013.........  $ 9.67259    $10.92040       43,996
    01/01/2014 to 12/31/2014.........  $10.92040    $ 9.79216       39,775

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97990    $10.29578        3,814
    01/01/2011 to 12/31/2011.........  $10.29578    $10.49029       11,167
    01/01/2012 to 12/31/2012.........  $10.49029    $10.80078       20,402
    01/01/2013 to 12/31/2013.........  $10.80078    $10.17186       21,648
    01/01/2014 to 12/31/2014.........  $10.17186    $10.00855       13,134
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.80715       15,394
    01/01/2012 to 12/31/2012.........  $ 8.80715    $ 9.56607       22,128
    01/01/2013 to 12/31/2013.........  $ 9.56607    $11.27958       99,211
    01/01/2014 to 12/31/2014.........  $11.27958    $11.64456      143,326
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.38458       12,679
    01/01/2011 to 12/31/2011.........  $10.38458    $10.77399       22,345
    01/01/2012 to 12/31/2012.........  $10.77399    $11.36989       33,064
    01/01/2013 to 12/31/2013.........  $11.36989    $10.95942       42,177
    01/01/2014 to 12/31/2014.........  $10.95942    $11.49564       38,210
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97074    $10.62446       67,248
    01/01/2011 to 12/31/2011.........  $10.62446    $10.22267      110,382
    01/01/2012 to 09/21/2012.........  $10.22267    $11.41047            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.35%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96734    $10.75915      185,308
    01/01/2011 to 12/31/2011.........  $10.75915    $10.22743       96,829
    01/01/2012 to 12/31/2012.........  $10.22743    $11.24170       88,194
    01/01/2013 to 12/31/2013.........  $11.24170    $12.07242       95,649
    01/01/2014 to 12/31/2014.........  $12.07242    $12.23882       34,666
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97803    $10.86460      117,048
    01/01/2011 to 12/31/2011.........  $10.86460    $10.62155       73,760
    01/01/2012 to 12/31/2012.........  $10.62155    $11.78720       62,227
    01/01/2013 to 12/31/2013.........  $11.78720    $13.41606       28,060
    01/01/2014 to 12/31/2014.........  $13.41606    $13.90094       28,582
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.75988        2,065
    01/01/2011 to 12/31/2011.........  $10.75988    $10.88276        1,425
    01/01/2012 to 05/04/2012.........  $10.88276    $11.79572            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98830    $10.71761      153,190
    01/01/2011 to 12/31/2011.........  $10.71761    $10.33893       82,217
    01/01/2012 to 12/31/2012.........  $10.33893    $11.35513       76,581
    01/01/2013 to 12/31/2013.........  $11.35513    $13.04513      111,378
    01/01/2014 to 12/31/2014.........  $13.04513    $13.56935       82,848

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 9.12313        1,293
    01/01/2012 to 12/31/2012.........  $ 9.12313    $ 9.96798        3,311
    01/01/2013 to 12/31/2013.........  $ 9.96798    $10.79016        4,408
    01/01/2014 to 12/31/2014.........  $10.79016    $11.05246        2,581
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.44912            0
    01/01/2014 to 12/31/2014.........  $10.44912    $10.56864          129
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55169       18,647
    01/01/2011 to 12/31/2011.........  $10.55169    $11.47979      555,460
    01/01/2012 to 12/31/2012.........  $11.47979    $11.78349      524,477
    01/01/2013 to 12/31/2013.........  $11.78349    $11.26985      298,676
    01/01/2014 to 12/31/2014.........  $11.26985    $11.16231      180,932
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00675    $10.59439            0
    01/01/2011 to 12/31/2011.........  $10.59439    $11.75078      626,664
    01/01/2012 to 12/31/2012.........  $11.75078    $12.13006      563,765
    01/01/2013 to 12/31/2013.........  $12.13006    $11.47274      370,656
    01/01/2014 to 12/31/2014.........  $11.47274    $11.50141      220,378
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.59732            0
    01/01/2011 to 12/31/2011.........  $10.59732    $12.00179            0
    01/01/2012 to 12/31/2012.........  $12.00179    $12.40605       53,074
    01/01/2013 to 12/31/2013.........  $12.40605    $11.52925       22,017
    01/01/2014 to 12/31/2014.........  $11.52925    $11.73842       14,992

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00887    $10.62787            0
    01/01/2011 to 12/31/2011.........  $10.62787    $12.31691          575
    01/01/2012 to 12/31/2012.........  $12.31691    $12.78702          763
    01/01/2013 to 12/31/2013.........  $12.78702    $11.67293      121,981
    01/01/2014 to 12/31/2014.........  $11.67293    $12.10070      116,130
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00780    $10.72931            0
    01/01/2011 to 12/31/2011.........  $10.72931    $12.60470      335,574
    01/01/2012 to 12/31/2012.........  $12.60470    $13.14422      284,935
    01/01/2013 to 12/31/2013.........  $13.14422    $11.93675      117,654
    01/01/2014 to 12/31/2014.........  $11.93675    $12.55155      189,756
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99805    $11.95342       67,199
    01/01/2012 to 12/31/2012.........  $11.95342    $12.35456      108,647
    01/01/2013 to 12/31/2013.........  $12.35456    $10.88848       33,852
    01/01/2014 to 12/31/2014.........  $10.88848    $11.73515       19,592
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99740    $10.34068        4,376
    01/01/2013 to 12/31/2013.........  $10.34068    $ 9.06777      217,402
    01/01/2014 to 12/31/2014.........  $ 9.06777    $ 9.97216       99,935
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99870    $ 8.70047       16,462
    01/01/2014 to 12/31/2014.........  $ 8.70047    $ 9.73572       13,118

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99870    $11.23968        4,701
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97121    $10.52793        2,935
    01/01/2011 to 12/31/2011.........  $10.52793    $ 9.67715        2,447
    01/01/2012 to 12/31/2012.........  $ 9.67715    $10.69994          978
    01/01/2013 to 12/31/2013.........  $10.69994    $13.73255        2,485
    01/01/2014 to 12/31/2014.........  $13.73255    $14.78649        2,114
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.79804      143,748
    01/01/2011 to 12/31/2011.........  $10.79804    $10.28877       87,748
    01/01/2012 to 12/31/2012.........  $10.28877    $11.42534       73,901
    01/01/2013 to 12/31/2013.........  $11.42534    $13.68738      102,441
    01/01/2014 to 12/31/2014.........  $13.68738    $14.30069       49,309
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99805    $11.59214            0
    01/01/2014 to 12/31/2014.........  $11.59214    $12.86032          107
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95944    $11.74760        9,018
    01/01/2011 to 12/31/2011.........  $11.74760    $12.22807        5,827
    01/01/2012 to 12/31/2012.........  $12.22807    $13.77283        5,823
    01/01/2013 to 12/31/2013.........  $13.77283    $13.87061        5,701
    01/01/2014 to 12/31/2014.........  $13.87061    $17.73201        4,054

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $ 9.64227            0
    01/01/2014 to 12/31/2014.........  $ 9.64227    $ 9.89604            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97552    $10.97934      136,701
    01/01/2011 to 12/31/2011.........  $10.97934    $10.56045       77,109
    01/01/2012 to 12/31/2012.........  $10.56045    $11.40861       65,481
    01/01/2013 to 12/31/2013.........  $11.40861    $12.78490       42,479
    01/01/2014 to 12/31/2014.........  $12.78490    $12.87792       28,537
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.84623       20,555
    01/01/2011 to 12/31/2011.........  $10.84623    $10.32992       11,247
    01/01/2012 to 12/31/2012.........  $10.32992    $11.46220        9,628
    01/01/2013 to 12/31/2013.........  $11.46220    $13.34461        4,984
    01/01/2014 to 12/31/2014.........  $13.34461    $13.77627        3,281
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99805    $10.69629       79,636
    01/01/2013 to 12/31/2013.........  $10.69629    $13.00109       25,285
    01/01/2014 to 12/31/2014.........  $13.00109    $13.09901       22,931
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.76406       12,922
    01/01/2014 to 12/31/2014.........  $10.76406    $10.78007        9,857

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96972    $11.50809        1,396
    01/01/2011 to 12/31/2011.........  $11.50809    $10.67179        2,086
    01/01/2012 to 12/31/2012.........  $10.67179    $13.21390        1,064
    01/01/2013 to 12/31/2013.........  $13.21390    $13.46442          707
    01/01/2014 to 12/31/2014.........  $13.46442    $14.97880          736
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01805    $10.74596        2,650
    01/01/2011 to 12/31/2011.........  $10.74596    $10.07859        2,071
    01/01/2012 to 12/31/2012.........  $10.07859    $11.78655        1,091
    01/01/2013 to 12/31/2013.........  $11.78655    $14.93261          465
    01/01/2014 to 02/07/2014.........  $14.93261    $14.67933            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99129    $10.73041       17,015
    01/01/2011 to 12/31/2011.........  $10.73041    $ 9.90037        7,369
    01/01/2012 to 12/31/2012.........  $ 9.90037    $11.56865        6,962
    01/01/2013 to 12/31/2013.........  $11.56865    $15.08617        3,028
    01/01/2014 to 12/31/2014.........  $15.08617    $16.66640        2,752
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01937    $11.37927        3,876
    01/01/2011 to 12/31/2011.........  $11.37927    $10.78139        4,165
    01/01/2012 to 12/31/2012.........  $10.78139    $12.59264        2,016
    01/01/2013 to 12/31/2013.........  $12.59264    $16.25531          524
    01/01/2014 to 12/31/2014.........  $16.25531    $17.70310          555

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98779    $10.66728       98,417
    01/01/2011 to 12/31/2011.........  $10.66728    $10.36422       46,138
    01/01/2012 to 12/31/2012.........  $10.36422    $11.14546       41,182
    01/01/2013 to 12/31/2013.........  $11.14546    $11.95250       11,414
    01/01/2014 to 12/31/2014.........  $11.95250    $12.14325       14,332
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96468    $11.45406       13,519
    01/01/2011 to 12/31/2011.........  $11.45406    $11.33091        5,844
    01/01/2012 to 12/31/2012.........  $11.33091    $12.80029        4,705
    01/01/2013 to 12/31/2013.........  $12.80029    $17.35113        3,847
    01/01/2014 to 12/31/2014.........  $17.35113    $18.16301        2,839
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98565    $10.63446       11,585
    01/01/2011 to 12/31/2011.........  $10.63446    $10.33380        5,943
    01/01/2012 to 12/31/2012.........  $10.33380    $11.44285        5,625
    01/01/2013 to 12/31/2013.........  $11.44285    $15.04350        3,380
    01/01/2014 to 12/31/2014.........  $15.04350    $14.91881        2,412
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98402    $10.72872       17,354
    01/01/2011 to 12/31/2011.........  $10.72872    $10.80943        9,978
    01/01/2012 to 12/31/2012.........  $10.80943    $12.01952        6,785
    01/01/2013 to 12/31/2013.........  $12.01952    $12.57980        3,878
    01/01/2014 to 12/31/2014.........  $12.57980    $12.59830        3,947

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92888    $11.22148        1,693
    01/01/2011 to 12/31/2011.........  $11.22148    $ 9.54183          944
    01/01/2012 to 12/31/2012.........  $ 9.54183    $11.21495          732
    01/01/2013 to 12/31/2013.........  $11.21495    $13.03848          512
    01/01/2014 to 12/31/2014.........  $13.03848    $12.02858          659
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92875    $10.76157        2,758
    01/01/2011 to 12/31/2011.........  $10.76157    $ 9.19006        1,975
    01/01/2012 to 12/31/2012.........  $ 9.19006    $10.47035        1,301
    01/01/2013 to 12/31/2013.........  $10.47035    $12.21478          680
    01/01/2014 to 12/31/2014.........  $12.21478    $11.12807          699
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97628    $10.83775       43,448
    01/01/2011 to 12/31/2011.........  $10.83775    $10.52321       18,052
    01/01/2012 to 12/31/2012.........  $10.52321    $11.67143       21,303
    01/01/2013 to 12/31/2013.........  $11.67143    $13.25283        4,218
    01/01/2014 to 12/31/2014.........  $13.25283    $13.76509        3,111
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92140    $10.52447       13,717
    01/01/2011 to 12/31/2011.........  $10.52447    $ 9.33702        5,393
    01/01/2012 to 12/31/2012.........  $ 9.33702    $11.11487        4,023
    01/01/2013 to 12/31/2013.........  $11.11487    $12.52096        1,803
    01/01/2014 to 12/31/2014.........  $12.52096    $11.44842        1,829

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55438       51,663
    01/01/2011 to 12/31/2011.........  $10.55438    $10.33075       23,238
    01/01/2012 to 12/31/2012.........  $10.33075    $11.16896       21,393
    01/01/2013 to 12/31/2013.........  $11.16896    $12.10980        6,502
    01/01/2014 to 12/31/2014.........  $12.10980    $12.46955        6,355
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97090    $10.74258            0
    01/01/2011 to 12/31/2011.........  $10.74258    $10.56007            0
    01/01/2012 to 12/31/2012.........  $10.56007    $11.87760            0
    01/01/2013 to 12/31/2013.........  $11.87760    $15.83137          299
    01/01/2014 to 12/31/2014.........  $15.83137    $16.92852          166
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99003    $10.58525        4,210
    01/01/2011 to 12/31/2011.........  $10.58525    $ 9.90441          384
    01/01/2012 to 12/31/2012.........  $ 9.90441    $11.30444          133
    01/01/2013 to 12/31/2013.........  $11.30444    $15.43913        1,556
    01/01/2014 to 12/31/2014.........  $15.43913    $17.14880          892
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99215    $11.27007       16,985
    01/01/2011 to 12/31/2011.........  $11.27007    $10.90506       10,893
    01/01/2012 to 12/31/2012.........  $10.90506    $11.95463        7,333
    01/01/2013 to 12/31/2013.........  $11.95463    $15.94779        4,490
    01/01/2014 to 12/31/2014.........  $15.94779    $17.22216        3,399

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $10.78752       28,510
    01/01/2011 to 12/31/2011.........  $10.78752    $11.60598       20,013
    01/01/2012 to 12/31/2012.........  $11.60598    $12.00483       30,577
    01/01/2013 to 12/31/2013.........  $12.00483    $11.48813       12,141
    01/01/2014 to 12/31/2014.........  $11.48813    $11.93491        9,385
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98718    $10.86071       16,452
    01/01/2011 to 12/31/2011.........  $10.86071    $10.27356       13,322
    01/01/2012 to 12/31/2012.........  $10.27356    $12.34700        9,873
    01/01/2013 to 12/31/2013.........  $12.34700    $15.38878        8,693
    01/01/2014 to 12/31/2014.........  $15.38878    $15.57270        6,054
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.83645        4,066
    01/01/2011 to 12/31/2011.........  $10.83645    $10.51928        1,160
    01/01/2012 to 12/31/2012.........  $10.51928    $12.02656        1,794
    01/01/2013 to 12/31/2013.........  $12.02656    $16.05490        2,220
    01/01/2014 to 12/31/2014.........  $16.05490    $17.04320        1,538
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99805    $10.16978            0
    01/01/2013 to 12/31/2013.........  $10.16978    $13.35750        1,819
    01/01/2014 to 12/31/2014.........  $13.35750    $14.37634        1,076

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $11.46513        2,468
    01/01/2011 to 12/31/2011.........  $11.46513    $10.80972        1,736
    01/01/2012 to 12/31/2012.........  $10.80972    $12.49876        2,774
    01/01/2013 to 12/31/2013.........  $12.49876    $16.16160        2,492
    01/01/2014 to 12/31/2014.........  $16.16160    $18.14438        2,081
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $ 9.81187        6,611
    01/01/2011 to 12/31/2011.........  $ 9.81187    $ 9.58392      132,278
    01/01/2012 to 12/31/2012.........  $ 9.58392    $ 9.35920       19,325
    01/01/2013 to 12/31/2013.........  $ 9.35920    $ 9.13913        6,955
    01/01/2014 to 12/31/2014.........  $ 9.13913    $ 8.92450          716
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99060    $11.19874        3,119
    01/01/2011 to 12/31/2011.........  $11.19874    $10.66429        2,984
    01/01/2012 to 12/31/2012.........  $10.66429    $12.19697        1,459
    01/01/2013 to 12/31/2013.........  $12.19697    $16.91385        4,673
    01/01/2014 to 12/31/2014.........  $16.91385    $18.87003        4,378
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02796    $10.05835            0
    01/01/2012 to 12/31/2012.........  $10.05835    $10.30028        2,207
    01/01/2013 to 12/31/2013.........  $10.30028    $ 9.77326            0
    01/01/2014 to 12/31/2014.........  $ 9.77326    $10.03530            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95834    $11.88608        2,995
    01/01/2011 to 12/31/2011.........  $11.88608    $11.80292        5,072
    01/01/2012 to 12/31/2012.........  $11.80292    $12.95221        5,156
    01/01/2013 to 12/31/2013.........  $12.95221    $16.77251        4,148
    01/01/2014 to 12/31/2014.........  $16.77251    $17.67872        3,103
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97247    $11.39120        6,432
    01/01/2011 to 04/29/2011.........  $11.39120    $12.74737            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99805    $10.27384        1,294
    01/01/2013 to 12/31/2013.........  $10.27384    $11.93003            0
    01/01/2014 to 12/31/2014.........  $11.93003    $12.24836            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93852    $11.63809       11,221
    01/01/2011 to 12/31/2011.........  $11.63809    $ 9.06103        5,285
    01/01/2012 to 12/31/2012.........  $ 9.06103    $10.43410        3,327
    01/01/2013 to 12/31/2013.........  $10.43410    $10.21164        1,870
    01/01/2014 to 12/31/2014.........  $10.21164    $ 9.50471          873
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00747    $10.04881       40,641
    01/01/2011 to 12/31/2011.........  $10.04881    $10.03369       47,814
    01/01/2012 to 12/31/2012.........  $10.03369    $10.25741       33,986
    01/01/2013 to 12/31/2013.........  $10.25741    $ 9.79857        9,824
    01/01/2014 to 12/31/2014.........  $ 9.79857    $ 9.55887        6,441

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00639    $10.32046      154,934
    01/01/2011 to 12/31/2011.........  $10.32046    $10.39873      115,836
    01/01/2012 to 12/31/2012.........  $10.39873    $11.10057      100,237
    01/01/2013 to 12/31/2013.........  $11.10057    $10.64048       46,151
    01/01/2014 to 12/31/2014.........  $10.64048    $10.82998       36,920
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98901    $10.56322      388,380
    01/01/2011 to 12/31/2011.........  $10.56322    $10.41816      266,866
    01/01/2012 to 12/31/2012.........  $10.41816    $11.22833      246,854
    01/01/2013 to 12/31/2013.........  $11.22833    $11.97456      172,769
    01/01/2014 to 12/31/2014.........  $11.97456    $12.36853      151,994
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01797    $10.05822        6,308
    01/01/2012 to 12/31/2012.........  $10.05822    $10.51980        1,545
    01/01/2013 to 12/31/2013.........  $10.51980    $10.03496        3,199
    01/01/2014 to 12/31/2014.........  $10.03496    $10.39310        2,824
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96304    $11.47182      108,323
    01/01/2011 to 12/31/2011.........  $11.47182    $10.50641       56,271
    01/01/2012 to 12/31/2012.........  $10.50641    $11.58467       41,626
    01/01/2013 to 12/31/2013.........  $11.58467    $13.23852       26,013
    01/01/2014 to 12/31/2014.........  $13.23852    $14.11648       10,317

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.85629          747
    01/01/2011 to 12/31/2011.........  $10.85629    $10.96805        1,293
    01/01/2012 to 12/31/2012.........  $10.96805    $12.72392          870
    01/01/2013 to 12/31/2013.........  $12.72392    $16.45421            0
    01/01/2014 to 12/31/2014.........  $16.45421    $18.83337            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.85728            0
    01/01/2012 to 12/31/2012.........  $ 8.85728    $ 9.78676            0
    01/01/2013 to 12/31/2013.........  $ 9.78676    $11.69734            0
    01/01/2014 to 12/31/2014.........  $11.69734    $12.16502            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98710    $10.75126       81,315
    01/01/2011 to 12/31/2011.........  $10.75126    $10.30837       43,149
    01/01/2012 to 12/31/2012.........  $10.30837    $11.10075       37,583
    01/01/2013 to 12/31/2013.........  $11.10075    $12.18835       14,195
    01/01/2014 to 12/31/2014.........  $12.18835    $12.51365       23,436
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.93809       35,595
    01/01/2011 to 12/31/2011.........  $10.93809    $10.42625       18,290
    01/01/2012 to 12/31/2012.........  $10.42625    $11.79997       15,860
    01/01/2013 to 12/31/2013.........  $11.79997    $13.60373        8,167
    01/01/2014 to 12/31/2014.........  $13.60373    $14.00575        7,317

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98193    $10.73043      146,563
    01/01/2011 to 12/31/2011.........  $10.73043    $10.12445      188,730
    01/01/2012 to 12/31/2012.........  $10.12445    $10.98727      214,907
    01/01/2013 to 12/31/2013.........  $10.98727    $12.27410       99,987
    01/01/2014 to 12/31/2014.........  $12.27410    $12.34958       27,436
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $12.11885          988
    01/01/2011 to 12/31/2011.........  $12.11885    $10.28273        2,899
    01/01/2012 to 12/31/2012.........  $10.28273    $12.05627        2,105
    01/01/2013 to 12/31/2013.........  $12.05627    $16.57797        2,326
    01/01/2014 to 12/31/2014.........  $16.57797    $16.98811        1,823
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96043    $12.57745          679
    01/01/2011 to 12/31/2011.........  $12.57745    $12.16210        1,658
    01/01/2012 to 12/31/2012.........  $12.16210    $13.32183          742
    01/01/2013 to 12/31/2013.........  $13.32183    $17.58467          634
    01/01/2014 to 12/31/2014.........  $17.58467    $17.82723          666
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96386    $11.43076          787
    01/01/2011 to 12/31/2011.........  $11.43076    $10.49532        1,903
    01/01/2012 to 12/31/2012.........  $10.49532    $12.10947        1,028
    01/01/2013 to 12/31/2013.........  $12.10947    $16.24786        1,584
    01/01/2014 to 12/31/2014.........  $16.24786    $16.70196        1,709

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99174    $10.65907      153,045
    01/01/2011 to 12/31/2011.........  $10.65907    $10.61552       83,263
    01/01/2012 to 12/31/2012.........  $10.61552    $11.76460       91,817
    01/01/2013 to 12/31/2013.........  $11.76460    $13.42200       61,644
    01/01/2014 to 12/31/2014.........  $13.42200    $13.87731       53,688
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98539    $10.50481          751
    01/01/2011 to 12/31/2011.........  $10.50481    $10.09018          751
    01/01/2012 to 12/31/2012.........  $10.09018    $11.55233          554
    01/01/2013 to 12/31/2013.........  $11.55233    $14.62983          307
    01/01/2014 to 12/31/2014.........  $14.62983    $15.35296        1,418
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97062    $11.10177       18,690
    01/01/2011 to 12/31/2011.........  $11.10177    $10.65756        8,934
    01/01/2012 to 12/31/2012.........  $10.65756    $12.23662        6,109
    01/01/2013 to 12/31/2013.........  $12.23662    $17.21005        2,685
    01/01/2014 to 12/31/2014.........  $17.21005    $18.20816        2,184
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85930    $11.44026       19,602
    01/01/2011 to 12/31/2011.........  $11.44026    $ 9.50511       10,728
    01/01/2012 to 12/31/2012.........  $ 9.50511    $ 9.61709        8,970
    01/01/2013 to 12/31/2013.........  $ 9.61709    $10.83551        8,375
    01/01/2014 to 12/31/2014.........  $10.83551    $ 9.69615        6,409

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97973    $10.27887       14,160
    01/01/2011 to 12/31/2011.........  $10.27887    $10.45171        9,463
    01/01/2012 to 12/31/2012.........  $10.45171    $10.73906        9,060
    01/01/2013 to 12/31/2013.........  $10.73906    $10.09311        4,500
    01/01/2014 to 12/31/2014.........  $10.09311    $ 9.91083        4,300
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.79506        1,969
    01/01/2012 to 12/31/2012.........  $ 8.79506    $ 9.53337        4,106
    01/01/2013 to 12/31/2013.........  $ 9.53337    $11.21815       54,046
    01/01/2014 to 12/31/2014.........  $11.21815    $11.55756       40,635
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.36763       19,138
    01/01/2011 to 12/31/2011.........  $10.36763    $10.73432       10,239
    01/01/2012 to 12/31/2012.........  $10.73432    $11.30483        8,960
    01/01/2013 to 12/31/2013.........  $11.30483    $10.87439        8,000
    01/01/2014 to 12/31/2014.........  $10.87439    $11.38303        6,442
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97057    $10.60699      133,847
    01/01/2011 to 12/31/2011.........  $10.60699    $10.18506       82,039
    01/01/2012 to 09/21/2012.........  $10.18506    $11.35160            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH COMBO 5% AND HAV (2.55%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96717    $10.74141      167,105
    01/01/2011 to 12/31/2011.........  $10.74141    $10.18951      383,387
    01/01/2012 to 12/31/2012.........  $10.18951    $11.17714      564,890
    01/01/2013 to 12/31/2013.........  $11.17714    $11.97859      644,487
    01/01/2014 to 12/31/2014.........  $11.97859    $12.11893      526,984
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97786    $10.84672      157,036
    01/01/2011 to 12/31/2011.........  $10.84672    $10.58248      271,744
    01/01/2012 to 12/31/2012.........  $10.58248    $11.71974      418,794
    01/01/2013 to 12/31/2013.........  $11.71974    $13.31194      453,848
    01/01/2014 to 12/31/2014.........  $13.31194    $13.76479      396,331
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00639    $10.74215        1,676
    01/01/2011 to 12/31/2011.........  $10.74215    $10.84258        5,687
    01/01/2012 to 05/04/2012.........  $10.84258    $11.74393            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98813    $10.70000      190,663
    01/01/2011 to 12/31/2011.........  $10.70000    $10.30080      430,302
    01/01/2012 to 12/31/2012.........  $10.30080    $11.29002      678,037
    01/01/2013 to 12/31/2013.........  $11.29002    $12.94389      694,368
    01/01/2014 to 12/31/2014.........  $12.94389    $13.43649      691,680

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99788    $ 9.11049       54,460
    01/01/2012 to 12/31/2012.........  $ 9.11049    $ 9.93389      137,513
    01/01/2013 to 12/31/2013.........  $ 9.93389    $10.73126      100,041
    01/01/2014 to 12/31/2014.........  $10.73126    $10.96953       89,382
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99788    $10.43460        5,030
    01/01/2014 to 12/31/2014.........  $10.43460    $10.53230       17,033
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97104    $10.51052        4,275
    01/01/2011 to 12/31/2011.........  $10.51052    $ 9.64136        4,670
    01/01/2012 to 12/31/2012.........  $ 9.64136    $10.63846       11,561
    01/01/2013 to 12/31/2013.........  $10.63846    $13.62577       12,999
    01/01/2014 to 12/31/2014.........  $13.62577    $14.64140       12,456
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97704    $10.78022      428,766
    01/01/2011 to 12/31/2011.........  $10.78022    $10.25087      438,240
    01/01/2012 to 12/31/2012.........  $10.25087    $11.35989      642,239
    01/01/2013 to 12/31/2013.........  $11.35989    $13.58098      620,321
    01/01/2014 to 12/31/2014.........  $13.58098    $14.16038      612,337
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99788    $11.57177          449
    01/01/2014 to 12/31/2014.........  $11.57177    $12.81148       29,390

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95927    $11.72826       10,888
    01/01/2011 to 12/31/2011.........  $11.72826    $12.18302       39,482
    01/01/2012 to 12/31/2012.........  $12.18302    $13.69399       55,492
    01/01/2013 to 12/31/2013.........  $13.69399    $13.76291       47,852
    01/01/2014 to 12/31/2014.........  $13.76291    $17.55832       35,762
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99788    $ 9.62880        5,478
    01/01/2014 to 12/31/2014.........  $ 9.62880    $ 9.86208        7,652
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97535    $10.96121      139,021
    01/01/2011 to 12/31/2011.........  $10.96121    $10.52141      324,059
    01/01/2012 to 12/31/2012.........  $10.52141    $11.34301      482,045
    01/01/2013 to 12/31/2013.........  $11.34301    $12.68539      417,352
    01/01/2014 to 12/31/2014.........  $12.68539    $12.75150      338,779
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $10.82825       39,540
    01/01/2011 to 12/31/2011.........  $10.82825    $10.29170       70,667
    01/01/2012 to 12/31/2012.........  $10.29170    $11.39637      129,883
    01/01/2013 to 12/31/2013.........  $11.39637    $13.24084      143,135
    01/01/2014 to 12/31/2014.........  $13.24084    $13.64112      148,734
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99788    $10.68144      355,805
    01/01/2013 to 12/31/2013.........  $10.68144    $12.95654      294,094
    01/01/2014 to 12/31/2014.........  $12.95654    $13.02737      277,144

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99788    $10.74896      105,009
    01/01/2014 to 12/31/2014.........  $10.74896    $10.74289      113,304
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96955    $11.48897        1,723
    01/01/2011 to 12/31/2011.........  $11.48897    $10.63223        3,863
    01/01/2012 to 12/31/2012.........  $10.63223    $13.13795       18,728
    01/01/2013 to 12/31/2013.........  $13.13795    $13.35955       20,687
    01/01/2014 to 12/31/2014.........  $13.35955    $14.83165       15,089
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01788    $10.72817        9,469
    01/01/2011 to 12/31/2011.........  $10.72817    $10.04130       16,846
    01/01/2012 to 12/31/2012.........  $10.04130    $11.71879       19,710
    01/01/2013 to 12/31/2013.........  $11.71879    $14.81630       33,980
    01/01/2014 to 02/07/2014.........  $14.81630    $14.56189            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99112    $10.71271        5,638
    01/01/2011 to 12/31/2011.........  $10.71271    $ 9.86385       13,198
    01/01/2012 to 12/31/2012.........  $ 9.86385    $11.50241       17,570
    01/01/2013 to 12/31/2013.........  $11.50241    $14.96894       26,365
    01/01/2014 to 12/31/2014.........  $14.96894    $16.50300       25,185
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01920    $11.36046       29,200
    01/01/2011 to 12/31/2011.........  $11.36046    $10.74160       62,117
    01/01/2012 to 12/31/2012.........  $10.74160    $12.52046       96,671
    01/01/2013 to 12/31/2013.........  $12.52046    $16.12907       82,519
    01/01/2014 to 12/31/2014.........  $16.12907    $17.52960       60,682

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98762    $10.64973       87,771
    01/01/2011 to 12/31/2011.........  $10.64973    $10.32607      144,330
    01/01/2012 to 12/31/2012.........  $10.32607    $11.08158      228,824
    01/01/2013 to 12/31/2013.........  $11.08158    $11.85958      179,460
    01/01/2014 to 12/31/2014.........  $11.85958    $12.02421      159,537
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96451    $11.43507       25,393
    01/01/2011 to 12/31/2011.........  $11.43507    $11.28894       62,720
    01/01/2012 to 12/31/2012.........  $11.28894    $12.72661       87,506
    01/01/2013 to 12/31/2013.........  $12.72661    $17.21591       90,008
    01/01/2014 to 12/31/2014.........  $17.21591    $17.98458       74,729
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98549    $10.61690            0
    01/01/2011 to 12/31/2011.........  $10.61690    $10.29564        1,163
    01/01/2012 to 12/31/2012.........  $10.29564    $11.37723        8,909
    01/01/2013 to 12/31/2013.........  $11.37723    $14.92664        7,818
    01/01/2014 to 12/31/2014.........  $14.92664    $14.77255        6,943
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98385    $10.71107       10,464
    01/01/2011 to 12/31/2011.........  $10.71107    $10.76974       25,312
    01/01/2012 to 12/31/2012.........  $10.76974    $11.95074       42,092
    01/01/2013 to 12/31/2013.........  $11.95074    $12.48235       37,177
    01/01/2014 to 12/31/2014.........  $12.48235    $12.47516       35,809

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92871    $11.20292         3,059
    01/01/2011 to 12/31/2011.........  $11.20292    $ 9.50659         5,179
    01/01/2012 to 12/31/2012.........  $ 9.50659    $11.15059         8,768
    01/01/2013 to 12/31/2013.........  $11.15059    $12.93712         7,221
    01/01/2014 to 12/31/2014.........  $12.93712    $11.91066         7,726
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92858    $10.74384         2,395
    01/01/2011 to 12/31/2011.........  $10.74384    $ 9.15621        13,169
    01/01/2012 to 12/31/2012.........  $ 9.15621    $10.41033         8,567
    01/01/2013 to 12/31/2013.........  $10.41033    $12.11990         8,888
    01/01/2014 to 12/31/2014.........  $12.11990    $11.01907        10,138
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00611    $10.54927           691
    01/01/2011 to 12/31/2011.........  $10.54927    $11.56022     1,233,512
    01/01/2012 to 12/31/2012.........  $11.56022    $12.32410       598,831
    01/01/2013 to 12/31/2013.........  $12.32410    $11.62761       220,753
    01/01/2014 to 12/31/2014.........  $11.62761    $12.09359       259,982
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97611    $10.81979        91,951
    01/01/2011 to 12/31/2011.........  $10.81979    $10.48427       109,327
    01/01/2012 to 12/31/2012.........  $10.48427    $11.60425       226,391
    01/01/2013 to 12/31/2013.........  $11.60425    $13.14965       220,777
    01/01/2014 to 12/31/2014.........  $13.14965    $13.62994       214,715

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92123    $10.50702        9,595
    01/01/2011 to 12/31/2011.........  $10.50702    $ 9.30243       20,565
    01/01/2012 to 12/31/2012.........  $ 9.30243    $11.05089       24,409
    01/01/2013 to 12/31/2013.........  $11.05089    $12.42342       26,822
    01/01/2014 to 12/31/2014.........  $12.42342    $11.33597       30,742
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $10.53693       85,576
    01/01/2011 to 12/31/2011.........  $10.53693    $10.29267      209,235
    01/01/2012 to 12/31/2012.........  $10.29267    $11.10490      402,402
    01/01/2013 to 12/31/2013.........  $11.10490    $12.01563      253,978
    01/01/2014 to 12/31/2014.........  $12.01563    $12.34727      214,158
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97073    $10.72487        2,315
    01/01/2011 to 12/31/2011.........  $10.72487    $10.52107        5,706
    01/01/2012 to 12/31/2012.........  $10.52107    $11.80941        4,806
    01/01/2013 to 12/31/2013.........  $11.80941    $15.70822        5,113
    01/01/2014 to 12/31/2014.........  $15.70822    $16.76254       23,327
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98986    $10.56785        3,073
    01/01/2011 to 12/31/2011.........  $10.56785    $ 9.86786        4,706
    01/01/2012 to 12/31/2012.........  $ 9.86786    $11.23968        5,624
    01/01/2013 to 12/31/2013.........  $11.23968    $15.31917       13,869
    01/01/2014 to 12/31/2014.........  $15.31917    $16.98076       13,064

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99198    $11.25143       12,641
    01/01/2011 to 12/31/2011.........  $11.25143    $10.86481       40,758
    01/01/2012 to 12/31/2012.........  $10.86481    $11.88598       52,322
    01/01/2013 to 12/31/2013.........  $11.88598    $15.82370       50,745
    01/01/2014 to 12/31/2014.........  $15.82370    $17.05323       70,240
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98805    $10.76976       10,556
    01/01/2011 to 12/31/2011.........  $10.76976    $11.56319       58,877
    01/01/2012 to 12/31/2012.........  $11.56319    $11.93613      129,545
    01/01/2013 to 12/31/2013.........  $11.93613    $11.39904      112,452
    01/01/2014 to 12/31/2014.........  $11.39904    $11.81811      127,860
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98701    $10.84273       14,123
    01/01/2011 to 12/31/2011.........  $10.84273    $10.23558       35,829
    01/01/2012 to 12/31/2012.........  $10.23558    $12.27611       41,278
    01/01/2013 to 12/31/2013.........  $12.27611    $15.26917       48,538
    01/01/2014 to 12/31/2014.........  $15.26917    $15.42005       46,172
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $10.81847          956
    01/01/2011 to 12/31/2011.........  $10.81847    $10.48037        1,182
    01/01/2012 to 12/31/2012.........  $10.48037    $11.95756        7,563
    01/01/2013 to 12/31/2013.........  $11.95756    $15.93010       12,126
    01/01/2014 to 12/31/2014.........  $15.93010    $16.87598       13,399

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99788    $10.16203            0
    01/01/2013 to 12/31/2013.........  $10.16203    $13.31998          617
    01/01/2014 to 12/31/2014.........  $13.31998    $14.30656        3,305
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98814    $11.44613        2,679
    01/01/2011 to 12/31/2011.........  $11.44613    $10.76972        3,745
    01/01/2012 to 12/31/2012.........  $10.76972    $12.42677        6,508
    01/01/2013 to 12/31/2013.........  $12.42677    $16.03553        7,960
    01/01/2014 to 12/31/2014.........  $16.03553    $17.96585        7,644
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $ 9.79566       63,528
    01/01/2011 to 12/31/2011.........  $ 9.79566    $ 9.54851       84,199
    01/01/2012 to 12/31/2012.........  $ 9.54851    $ 9.30541      115,353
    01/01/2013 to 12/31/2013.........  $ 9.30541    $ 9.06810       60,476
    01/01/2014 to 12/31/2014.........  $ 9.06810    $ 8.83676       54,210
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99043    $11.18014        4,673
    01/01/2011 to 12/31/2011.........  $11.18014    $10.62477       25,948
    01/01/2012 to 12/31/2012.........  $10.62477    $12.12678       26,715
    01/01/2013 to 12/31/2013.........  $12.12678    $16.78206       46,134
    01/01/2014 to 12/31/2014.........  $16.78206    $18.68475       49,552
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02779    $10.05481            0
    01/01/2012 to 12/31/2012.........  $10.05481    $10.27537       16,842
    01/01/2013 to 12/31/2013.........  $10.27537    $ 9.72964       23,341
    01/01/2014 to 12/31/2014.........  $ 9.72964    $ 9.96997       20,473

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95817    $11.86655       11,338
    01/01/2011 to 12/31/2011.........  $11.86655    $11.75941       19,822
    01/01/2012 to 12/31/2012.........  $11.75941    $12.87796       26,818
    01/01/2013 to 12/31/2013.........  $12.87796    $16.64225       27,499
    01/01/2014 to 12/31/2014.........  $16.64225    $17.50544       26,908
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97230    $11.37242        4,525
    01/01/2011 to 04/29/2011.........  $11.37242    $12.71783            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99788    $10.25956       27,310
    01/01/2013 to 12/31/2013.........  $10.25956    $11.88907       52,270
    01/01/2014 to 12/31/2014.........  $11.88907    $12.18124       34,047
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93835    $11.61895       21,085
    01/01/2011 to 12/31/2011.........  $11.61895    $ 9.02763       60,459
    01/01/2012 to 12/31/2012.........  $ 9.02763    $10.37436       91,217
    01/01/2013 to 12/31/2013.........  $10.37436    $10.13235       73,842
    01/01/2014 to 12/31/2014.........  $10.13235    $ 9.41159       65,537
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00730    $10.03200       12,649
    01/01/2011 to 12/31/2011.........  $10.03200    $ 9.99644       27,615
    01/01/2012 to 12/31/2012.........  $ 9.99644    $10.19835       40,244
    01/01/2013 to 12/31/2013.........  $10.19835    $ 9.72208       28,947
    01/01/2014 to 12/31/2014.........  $ 9.72208    $ 9.46515       25,136

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00622    $10.30347       178,158
    01/01/2011 to 12/31/2011.........  $10.30347    $10.36040       446,559
    01/01/2012 to 12/31/2012.........  $10.36040    $11.03686       588,604
    01/01/2013 to 12/31/2013.........  $11.03686    $10.55774       561,716
    01/01/2014 to 12/31/2014.........  $10.55774    $10.72390       472,565
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98884    $10.54583       731,851
    01/01/2011 to 12/31/2011.........  $10.54583    $10.37969     1,119,963
    01/01/2012 to 12/31/2012.........  $10.37969    $11.16393     1,628,337
    01/01/2013 to 12/31/2013.........  $11.16393    $11.88146     1,651,127
    01/01/2014 to 12/31/2014.........  $11.88146    $12.24708     1,234,550
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01780    $10.05469         7,064
    01/01/2012 to 12/31/2012.........  $10.05469    $10.49452        62,139
    01/01/2013 to 12/31/2013.........  $10.49452    $ 9.99029        59,655
    01/01/2014 to 12/31/2014.........  $ 9.99029    $10.32553        33,572
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96287    $11.45297        87,601
    01/01/2011 to 12/31/2011.........  $11.45297    $10.46774       169,648
    01/01/2012 to 12/31/2012.........  $10.46774    $11.51840       293,228
    01/01/2013 to 12/31/2013.........  $11.51840    $13.13583       266,704
    01/01/2014 to 12/31/2014.........  $13.13583    $13.97826       276,217

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $10.83845        4,378
    01/01/2011 to 12/31/2011.........  $10.83845    $10.92772        8,411
    01/01/2012 to 12/31/2012.........  $10.92772    $12.65109        8,329
    01/01/2013 to 12/31/2013.........  $12.65109    $16.32645        6,938
    01/01/2014 to 12/31/2014.........  $16.32645    $18.64894        9,172
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99788    $ 8.84516            0
    01/01/2012 to 12/31/2012.........  $ 8.84516    $ 9.75335            0
    01/01/2013 to 12/31/2013.........  $ 9.75335    $11.63365            0
    01/01/2014 to 12/31/2014.........  $11.63365    $12.07396            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98694    $10.73352      117,963
    01/01/2011 to 12/31/2011.........  $10.73352    $10.27032      201,184
    01/01/2012 to 12/31/2012.........  $10.27032    $11.03709      312,286
    01/01/2013 to 12/31/2013.........  $11.03709    $12.09370      283,581
    01/01/2014 to 12/31/2014.........  $12.09370    $12.39095      243,819
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97713    $10.92006       53,422
    01/01/2011 to 12/31/2011.........  $10.92006    $10.38783      131,451
    01/01/2012 to 12/31/2012.........  $10.38783    $11.73235      286,304
    01/01/2013 to 12/31/2013.........  $11.73235    $13.49810      284,495
    01/01/2014 to 12/31/2014.........  $13.49810    $13.86845      287,189

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98176    $10.71283      167,408
    01/01/2011 to 12/31/2011.........  $10.71283    $10.08718      205,083
    01/01/2012 to 12/31/2012.........  $10.08718    $10.92434      252,695
    01/01/2013 to 12/31/2013.........  $10.92434    $12.17885      242,070
    01/01/2014 to 12/31/2014.........  $12.17885    $12.22866      222,559
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97121    $12.09892        5,468
    01/01/2011 to 12/31/2011.........  $12.09892    $10.24479       13,811
    01/01/2012 to 12/31/2012.........  $10.24479    $11.98719       25,094
    01/01/2013 to 12/31/2013.........  $11.98719    $16.44912       21,442
    01/01/2014 to 12/31/2014.........  $16.44912    $16.82164       21,654
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96026    $12.55660        3,910
    01/01/2011 to 12/31/2011.........  $12.55660    $12.11710       18,589
    01/01/2012 to 12/31/2012.........  $12.11710    $13.24520       24,331
    01/01/2013 to 12/31/2013.........  $13.24520    $17.44770       33,399
    01/01/2014 to 12/31/2014.........  $17.44770    $17.65205       31,438
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96369    $11.41170        4,306
    01/01/2011 to 12/31/2011.........  $11.41170    $10.45645        8,391
    01/01/2012 to 12/31/2012.........  $10.45645    $12.03993       14,439
    01/01/2013 to 12/31/2013.........  $12.03993    $16.12133       13,999
    01/01/2014 to 12/31/2014.........  $16.12133    $16.53783       13,367

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99157    $10.64142       293,284
    01/01/2011 to 12/31/2011.........  $10.64142    $10.57627     1,954,073
    01/01/2012 to 12/31/2012.........  $10.57627    $11.69712     3,299,373
    01/01/2013 to 12/31/2013.........  $11.69712    $13.31781       763,114
    01/01/2014 to 12/31/2014.........  $13.31781    $13.74124       681,363
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98522    $10.48746             0
    01/01/2011 to 12/31/2011.........  $10.48746    $10.05288         9,858
    01/01/2012 to 12/31/2012.........  $10.05288    $11.48608        30,858
    01/01/2013 to 12/31/2013.........  $11.48608    $14.51599        26,124
    01/01/2014 to 12/31/2014.........  $14.51599    $15.20218        25,930
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97045    $11.08349        21,452
    01/01/2011 to 12/31/2011.........  $11.08349    $10.61820        43,885
    01/01/2012 to 12/31/2012.........  $10.61820    $12.16634        91,767
    01/01/2013 to 12/31/2013.........  $12.16634    $17.07622        80,474
    01/01/2014 to 12/31/2014.........  $17.07622    $18.02950        95,943
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85913    $11.42145        26,574
    01/01/2011 to 12/31/2011.........  $11.42145    $ 9.47012        82,004
    01/01/2012 to 12/31/2012.........  $ 9.47012    $ 9.56198       132,650
    01/01/2013 to 12/31/2013.........  $ 9.56198    $10.75135       123,666
    01/01/2014 to 12/31/2014.........  $10.75135    $ 9.60101       113,260

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97956    $10.26178       18,869
    01/01/2011 to 12/31/2011.........  $10.26178    $10.41305       26,917
    01/01/2012 to 12/31/2012.........  $10.41305    $10.67734       33,212
    01/01/2013 to 12/31/2013.........  $10.67734    $10.01448       35,850
    01/01/2014 to 12/31/2014.........  $10.01448    $ 9.81340       37,189
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99788    $ 8.78290       31,332
    01/01/2012 to 12/31/2012.........  $ 8.78290    $ 9.50078      102,605
    01/01/2013 to 12/31/2013.........  $ 9.50078    $11.15692      196,948
    01/01/2014 to 12/31/2014.........  $11.15692    $11.47081      145,181
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99788    $10.35050       34,357
    01/01/2011 to 12/31/2011.........  $10.35050    $10.69471       61,487
    01/01/2012 to 12/31/2012.........  $10.69471    $11.24000      116,777
    01/01/2013 to 12/31/2013.........  $11.24000    $10.78980      114,182
    01/01/2014 to 12/31/2014.........  $10.78980    $11.27131      116,760
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97040    $10.58950      112,923
    01/01/2011 to 12/31/2011.........  $10.58950    $10.14747      235,701
    01/01/2012 to 09/21/2012.........  $10.14747    $11.29289            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.75%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96700    $10.72366       14,796
    01/01/2011 to 12/31/2011.........  $10.72366    $10.15189       10,827
    01/01/2012 to 12/31/2012.........  $10.15189    $11.11296        5,779
    01/01/2013 to 12/31/2013.........  $11.11296    $11.88536        3,725
    01/01/2014 to 12/31/2014.........  $11.88536    $11.99986        1,487
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97769    $10.82881       11,460
    01/01/2011 to 12/31/2011.........  $10.82881    $10.54338        8,150
    01/01/2012 to 12/31/2012.........  $10.54338    $11.65245        5,525
    01/01/2013 to 12/31/2013.........  $11.65245    $13.20831        3,632
    01/01/2014 to 12/31/2014.........  $13.20831    $13.62968        1,564
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00622    $10.72434            0
    01/01/2011 to 12/31/2011.........  $10.72434    $10.80251            0
    01/01/2012 to 05/04/2012.........  $10.80251    $11.69228            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98796    $10.68235       11,196
    01/01/2011 to 12/31/2011.........  $10.68235    $10.26283       16,878
    01/01/2012 to 12/31/2012.........  $10.26283    $11.22520       11,503
    01/01/2013 to 12/31/2013.........  $11.22520    $12.84311        5,250
    01/01/2014 to 12/31/2014.........  $12.84311    $13.30447        3,854

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99771    $ 9.09799          557
    01/01/2012 to 12/31/2012.........  $ 9.09799    $ 9.89982            0
    01/01/2013 to 12/31/2013.........  $ 9.89982    $10.67248        4,717
    01/01/2014 to 12/31/2014.........  $10.67248    $10.88710        4,586
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99771    $10.41997            0
    01/01/2014 to 12/31/2014.........  $10.41997    $10.49600            0
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.51691          252
    01/01/2011 to 12/31/2011.........  $10.51691    $11.39516       15,914
    01/01/2012 to 12/31/2012.........  $11.39516    $11.64852       18,176
    01/01/2013 to 12/31/2013.........  $11.64852    $11.09505       17,962
    01/01/2014 to 12/31/2014.........  $11.09505    $10.94414        6,842
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00641    $10.55941            0
    01/01/2011 to 12/31/2011.........  $10.55941    $11.66419      111,997
    01/01/2012 to 12/31/2012.........  $11.66419    $11.99129      104,938
    01/01/2013 to 12/31/2013.........  $11.99129    $11.29499       15,257
    01/01/2014 to 12/31/2014.........  $11.29499    $11.27683       15,924
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.56226            0
    01/01/2011 to 12/31/2011.........  $10.56226    $11.91326            0
    01/01/2012 to 12/31/2012.........  $11.91326    $12.26395            0
    01/01/2013 to 12/31/2013.........  $12.26395    $11.35048            0
    01/01/2014 to 12/31/2014.........  $11.35048    $11.50911            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00853    $10.59284            0
    01/01/2011 to 12/31/2011.........  $10.59284    $12.22622            0
    01/01/2012 to 12/31/2012.........  $12.22622    $12.64076            0
    01/01/2013 to 12/31/2013.........  $12.64076    $11.49213        4,114
    01/01/2014 to 12/31/2014.........  $11.49213    $11.86449        9,386
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00746    $10.69390            0
    01/01/2011 to 12/31/2011.........  $10.69390    $12.51181       30,456
    01/01/2012 to 12/31/2012.........  $12.51181    $12.99385       21,994
    01/01/2013 to 12/31/2013.........  $12.99385    $11.75179            0
    01/01/2014 to 12/31/2014.........  $11.75179    $12.30644       32,423
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99771    $11.90464       29,958
    01/01/2012 to 12/31/2012.........  $11.90464    $12.25361       39,959
    01/01/2013 to 12/31/2013.........  $12.25361    $10.75527        6,167
    01/01/2014 to 12/31/2014.........  $10.75527    $11.54418        6,115
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99695    $10.29814            0
    01/01/2013 to 12/31/2013.........  $10.29814    $ 8.99349        2,668
    01/01/2014 to 12/31/2014.........  $ 8.99349    $ 9.84987        1,511
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99847    $ 8.66486            0
    01/01/2014 to 12/31/2014.........  $ 8.66486    $ 9.65617            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99847    $11.19362          389
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97087    $10.49321            0
    01/01/2011 to 12/31/2011.........  $10.49321    $ 9.60584            0
    01/01/2012 to 12/31/2012.........  $ 9.60584    $10.57745            0
    01/01/2013 to 12/31/2013.........  $10.57745    $13.51977            0
    01/01/2014 to 12/31/2014.........  $13.51977    $14.49777            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97688    $10.76246          643
    01/01/2011 to 12/31/2011.........  $10.76246    $10.21302       24,342
    01/01/2012 to 12/31/2012.........  $10.21302    $11.29456       12,090
    01/01/2013 to 12/31/2013.........  $11.29456    $13.47532       44,223
    01/01/2014 to 12/31/2014.........  $13.47532    $14.02148       27,407
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99771    $11.55149            0
    01/01/2014 to 12/31/2014.........  $11.55149    $12.76281            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95910    $11.70896          366
    01/01/2011 to 12/31/2011.........  $11.70896    $12.13801            0
    01/01/2012 to 12/31/2012.........  $12.13801    $13.61543            0
    01/01/2013 to 12/31/2013.........  $13.61543    $13.65589            0
    01/01/2014 to 12/31/2014.........  $13.65589    $17.38605            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99771    $ 9.61528           0
    01/01/2014 to 12/31/2014.........  $ 9.61528    $ 9.82794           0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97519    $10.94313       6,176
    01/01/2011 to 12/31/2011.........  $10.94313    $10.48257       3,355
    01/01/2012 to 12/31/2012.........  $10.48257    $11.27790       2,678
    01/01/2013 to 12/31/2013.........  $11.27790    $12.58678         162
    01/01/2014 to 12/31/2014.........  $12.58678    $12.62646         268
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.81038       1,533
    01/01/2011 to 12/31/2011.........  $10.81038    $10.25374         244
    01/01/2012 to 12/31/2012.........  $10.25374    $11.33113         248
    01/01/2013 to 12/31/2013.........  $11.33113    $13.13814         252
    01/01/2014 to 12/31/2014.........  $13.13814    $13.50755          59
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99771    $10.66667       1,616
    01/01/2013 to 12/31/2013.........  $10.66667    $12.91205       2,291
    01/01/2014 to 12/31/2014.........  $12.91205    $12.95603          90
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99771    $10.73396           0
    01/01/2014 to 12/31/2014.........  $10.73396    $10.70590           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96938    $11.47011           0
    01/01/2011 to 12/31/2011.........  $11.47011    $10.59309           0
    01/01/2012 to 12/31/2012.........  $10.59309    $13.06256           0
    01/01/2013 to 12/31/2013.........  $13.06256    $13.25567           0
    01/01/2014 to 12/31/2014.........  $13.25567    $14.68609           0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01771    $10.71055       2,552
    01/01/2011 to 12/31/2011.........  $10.71055    $10.00421         981
    01/01/2012 to 12/31/2012.........  $10.00421    $11.65151         969
    01/01/2013 to 12/31/2013.........  $11.65151    $14.70103           0
    01/01/2014 to 02/07/2014.........  $14.70103    $14.44549           0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99096    $10.69508           0
    01/01/2011 to 12/31/2011.........  $10.69508    $ 9.82737           0
    01/01/2012 to 12/31/2012.........  $ 9.82737    $11.43620           0
    01/01/2013 to 12/31/2013.........  $11.43620    $14.85237           0
    01/01/2014 to 12/31/2014.........  $14.85237    $16.34088           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01903    $11.34173       1,002
    01/01/2011 to 12/31/2011.........  $11.34173    $10.70195         383
    01/01/2012 to 12/31/2012.........  $10.70195    $12.44853         378
    01/01/2013 to 12/31/2013.........  $12.44853    $16.00348           0
    01/01/2014 to 12/31/2014.........  $16.00348    $17.35744           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98745    $10.63219        941
    01/01/2011 to 12/31/2011.........  $10.63219    $10.28798          0
    01/01/2012 to 12/31/2012.........  $10.28798    $11.01804          0
    01/01/2013 to 12/31/2013.........  $11.01804    $11.76744         48
    01/01/2014 to 12/31/2014.........  $11.76744    $11.90634         31
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96434    $11.41620        596
    01/01/2011 to 12/31/2011.........  $11.41620    $11.24738        217
    01/01/2012 to 12/31/2012.........  $11.24738    $12.65369        223
    01/01/2013 to 12/31/2013.........  $12.65369    $17.08207          0
    01/01/2014 to 12/31/2014.........  $17.08207    $17.80809          0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98532    $10.59935          0
    01/01/2011 to 12/31/2011.........  $10.59935    $10.25763          0
    01/01/2012 to 12/31/2012.........  $10.25763    $11.31190          0
    01/01/2013 to 12/31/2013.........  $11.31190    $14.81056          0
    01/01/2014 to 12/31/2014.........  $14.81056    $14.62760          0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98368    $10.69330        835
    01/01/2011 to 12/31/2011.........  $10.69330    $10.72976        381
    01/01/2012 to 12/31/2012.........  $10.72976    $11.88182        396
    01/01/2013 to 12/31/2013.........  $11.88182    $12.38479          0
    01/01/2014 to 12/31/2014.........  $12.38479    $12.35226          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92854    $11.18449           0
    01/01/2011 to 12/31/2011.........  $11.18449    $ 9.47146           0
    01/01/2012 to 12/31/2012.........  $ 9.47146    $11.08653           0
    01/01/2013 to 12/31/2013.........  $11.08653    $12.83645           0
    01/01/2014 to 12/31/2014.........  $12.83645    $11.79377           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92841    $10.72599           0
    01/01/2011 to 12/31/2011.........  $10.72599    $ 9.12230       1,763
    01/01/2012 to 12/31/2012.........  $ 9.12230    $10.35044       1,111
    01/01/2013 to 12/31/2013.........  $10.35044    $12.02540       1,610
    01/01/2014 to 12/31/2014.........  $12.02540    $10.91075           0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97595    $10.80195         409
    01/01/2011 to 12/31/2011.........  $10.80195    $10.44554          97
    01/01/2012 to 12/31/2012.........  $10.44554    $11.53760         122
    01/01/2013 to 12/31/2013.........  $11.53760    $13.04727          44
    01/01/2014 to 12/31/2014.........  $13.04727    $13.49604          28
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92106    $10.48980           0
    01/01/2011 to 12/31/2011.........  $10.48980    $ 9.26818           0
    01/01/2012 to 12/31/2012.........  $ 9.26818    $10.98758           0
    01/01/2013 to 12/31/2013.........  $10.98758    $12.32685           0
    01/01/2014 to 12/31/2014.........  $12.32685    $11.22470           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.51949       8,102
    01/01/2011 to 12/31/2011.........  $10.51949    $10.25469       2,123
    01/01/2012 to 12/31/2012.........  $10.25469    $11.04117       1,261
    01/01/2013 to 12/31/2013.........  $11.04117    $11.92221       1,906
    01/01/2014 to 12/31/2014.........  $11.92221    $12.22615       1,492
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97056    $10.70715           0
    01/01/2011 to 12/31/2011.........  $10.70715    $10.48218           0
    01/01/2012 to 12/31/2012.........  $10.48218    $11.74163           0
    01/01/2013 to 12/31/2013.........  $11.74163    $15.58607           0
    01/01/2014 to 12/31/2014.........  $15.58607    $16.59806           0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98970    $10.55041           0
    01/01/2011 to 12/31/2011.........  $10.55041    $ 9.83148       1,720
    01/01/2012 to 12/31/2012.........  $ 9.83148    $11.17513         996
    01/01/2013 to 12/31/2013.........  $11.17513    $15.20013       1,329
    01/01/2014 to 12/31/2014.........  $15.20013    $16.81409           0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99181    $11.23275           0
    01/01/2011 to 12/31/2011.........  $11.23275    $10.82462           0
    01/01/2012 to 12/31/2012.........  $10.82462    $11.81764           0
    01/01/2013 to 12/31/2013.........  $11.81764    $15.70050           0
    01/01/2014 to 12/31/2014.........  $15.70050    $16.88573           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98789    $10.75190           0
    01/01/2011 to 12/31/2011.........  $10.75190    $11.52039         165
    01/01/2012 to 12/31/2012.........  $11.52039    $11.86737       1,108
    01/01/2013 to 12/31/2013.........  $11.86737    $11.31018           0
    01/01/2014 to 12/31/2014.........  $11.31018    $11.70199           0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98684    $10.82492       1,055
    01/01/2011 to 12/31/2011.........  $10.82492    $10.19791         405
    01/01/2012 to 12/31/2012.........  $10.19791    $12.20578         385
    01/01/2013 to 12/31/2013.........  $12.20578    $15.15062           0
    01/01/2014 to 12/31/2014.........  $15.15062    $15.26888           0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.80059           0
    01/01/2011 to 12/31/2011.........  $10.80059    $10.44170           0
    01/01/2012 to 12/31/2012.........  $10.44170    $11.88889           0
    01/01/2013 to 12/31/2013.........  $11.88889    $15.80610           0
    01/01/2014 to 12/31/2014.........  $15.80610    $16.71032           0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99771    $10.15434           0
    01/01/2013 to 12/31/2013.........  $10.15434    $13.28266           0
    01/01/2014 to 12/31/2014.........  $13.28266    $14.23729           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98797    $11.42724           0
    01/01/2011 to 12/31/2011.........  $11.42724    $10.72987           0
    01/01/2012 to 12/31/2012.........  $10.72987    $12.35534           0
    01/01/2013 to 12/31/2013.........  $12.35534    $15.91067           0
    01/01/2014 to 12/31/2014.........  $15.91067    $17.78949           0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $ 9.77948           0
    01/01/2011 to 12/31/2011.........  $ 9.77948    $ 9.51316           0
    01/01/2012 to 12/31/2012.........  $ 9.51316    $ 9.25176           0
    01/01/2013 to 12/31/2013.........  $ 9.25176    $ 8.99738           0
    01/01/2014 to 12/31/2014.........  $ 8.99738    $ 8.74997           0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99026    $11.16162           0
    01/01/2011 to 12/31/2011.........  $11.16162    $10.58549       1,617
    01/01/2012 to 12/31/2012.........  $10.58549    $12.05705         935
    01/01/2013 to 12/31/2013.........  $12.05705    $16.65147       1,201
    01/01/2014 to 12/31/2014.........  $16.65147    $18.50134           0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02762    $10.05125         189
    01/01/2012 to 12/31/2012.........  $10.05125    $10.25066       1,278
    01/01/2013 to 12/31/2013.........  $10.25066    $ 9.68631           0
    01/01/2014 to 12/31/2014.........  $ 9.68631    $ 9.90508           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95800    $11.84700            0
    01/01/2011 to 12/31/2011.........  $11.84700    $11.71601            0
    01/01/2012 to 12/31/2012.........  $11.71601    $12.80398            0
    01/01/2013 to 12/31/2013.........  $12.80398    $16.51270            0
    01/01/2014 to 12/31/2014.........  $16.51270    $17.33352            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97213    $11.35367            0
    01/01/2011 to 04/29/2011.........  $11.35367    $12.68831            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99771    $10.24525            0
    01/01/2013 to 12/31/2013.........  $10.24525    $11.84816           48
    01/01/2014 to 12/31/2014.........  $11.84816    $12.11446           31
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93818    $11.59963            0
    01/01/2011 to 12/31/2011.........  $11.59963    $ 8.99411            0
    01/01/2012 to 12/31/2012.........  $ 8.99411    $10.31451            0
    01/01/2013 to 12/31/2013.........  $10.31451    $10.05322            0
    01/01/2014 to 12/31/2014.........  $10.05322    $ 9.31891            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00713    $10.01555       12,555
    01/01/2011 to 12/31/2011.........  $10.01555    $ 9.95961        6,956
    01/01/2012 to 12/31/2012.........  $ 9.95961    $10.14002        5,512
    01/01/2013 to 12/31/2013.........  $10.14002    $ 9.64682        5,136
    01/01/2014 to 12/31/2014.........  $ 9.64682    $ 9.37250            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00606    $10.28652        8,105
    01/01/2011 to 12/31/2011.........  $10.28652    $10.32213        4,446
    01/01/2012 to 12/31/2012.........  $10.32213    $10.97353        3,523
    01/01/2013 to 12/31/2013.........  $10.97353    $10.47566        3,091
    01/01/2014 to 12/31/2014.........  $10.47566    $10.61868            0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98867    $10.52841       20,195
    01/01/2011 to 12/31/2011.........  $10.52841    $10.34140       17,281
    01/01/2012 to 12/31/2012.........  $10.34140    $11.09980        9,964
    01/01/2013 to 12/31/2013.........  $11.09980    $11.78897        3,128
    01/01/2014 to 12/31/2014.........  $11.78897    $12.12687        2,381
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01763    $10.05117          195
    01/01/2012 to 12/31/2012.........  $10.05117    $10.46916        1,295
    01/01/2013 to 12/31/2013.........  $10.46916    $ 9.94579            0
    01/01/2014 to 12/31/2014.........  $ 9.94579    $10.25860            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96270    $11.43400        8,549
    01/01/2011 to 12/31/2011.........  $11.43400    $10.42906       25,952
    01/01/2012 to 12/31/2012.........  $10.42906    $11.45211       12,675
    01/01/2013 to 12/31/2013.........  $11.45211    $13.03341       45,794
    01/01/2014 to 12/31/2014.........  $13.03341    $13.84084       28,057

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.82053           0
    01/01/2011 to 12/31/2011.........  $10.82053    $10.88734           0
    01/01/2012 to 12/31/2012.........  $10.88734    $12.57847           0
    01/01/2013 to 12/31/2013.........  $12.57847    $16.19961           0
    01/01/2014 to 12/31/2014.........  $16.19961    $18.46617           0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99771    $ 8.83297           0
    01/01/2012 to 12/31/2012.........  $ 8.83297    $ 9.71986           0
    01/01/2013 to 12/31/2013.........  $ 9.71986    $11.56990           0
    01/01/2014 to 12/31/2014.........  $11.56990    $11.98312           0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98677    $10.71579       5,627
    01/01/2011 to 12/31/2011.........  $10.71579    $10.23226       3,799
    01/01/2012 to 12/31/2012.........  $10.23226    $10.97355       3,643
    01/01/2013 to 12/31/2013.........  $10.97355    $11.99941       4,070
    01/01/2014 to 12/31/2014.........  $11.99941    $12.26924       4,761
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97696    $10.90202       1,514
    01/01/2011 to 12/31/2011.........  $10.90202    $10.34944         242
    01/01/2012 to 12/31/2012.........  $10.34944    $11.66483         243
    01/01/2013 to 12/31/2013.........  $11.66483    $13.39288         248
    01/01/2014 to 12/31/2014.........  $13.39288    $13.73219          58

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98159    $10.69512       7,916
    01/01/2011 to 12/31/2011.........  $10.69512    $10.04992       9,367
    01/01/2012 to 12/31/2012.........  $10.04992    $10.86155       5,553
    01/01/2013 to 12/31/2013.........  $10.86155    $12.08406       3,658
    01/01/2014 to 12/31/2014.........  $12.08406    $12.10859       1,366
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97104    $12.07901           0
    01/01/2011 to 12/31/2011.........  $12.07901    $10.20705           0
    01/01/2012 to 12/31/2012.........  $10.20705    $11.91843           0
    01/01/2013 to 12/31/2013.........  $11.91843    $16.32126           0
    01/01/2014 to 12/31/2014.........  $16.32126    $16.65666           0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96009    $12.53600           0
    01/01/2011 to 12/31/2011.........  $12.53600    $12.07235           0
    01/01/2012 to 12/31/2012.........  $12.07235    $13.16924           0
    01/01/2013 to 12/31/2013.........  $13.16924    $17.31206           0
    01/01/2014 to 12/31/2014.........  $17.31206    $17.47895           0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96352    $11.39297           0
    01/01/2011 to 12/31/2011.........  $11.39297    $10.41785       1,645
    01/01/2012 to 12/31/2012.........  $10.41785    $11.97090         956
    01/01/2013 to 12/31/2013.........  $11.97090    $15.99607       1,244
    01/01/2014 to 12/31/2014.........  $15.99607    $16.37571           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99140    $10.62382       3,080
    01/01/2011 to 12/31/2011.........  $10.62382    $10.53707       1,206
    01/01/2012 to 12/31/2012.........  $10.53707    $11.62994       1,262
    01/01/2013 to 12/31/2013.........  $11.62994    $13.21403       4,046
    01/01/2014 to 12/31/2014.........  $13.21403    $13.60632       4,232
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98505    $10.47018           0
    01/01/2011 to 12/31/2011.........  $10.47018    $10.01575           0
    01/01/2012 to 12/31/2012.........  $10.01575    $11.42003           0
    01/01/2013 to 12/31/2013.........  $11.42003    $14.40301           0
    01/01/2014 to 12/31/2014.........  $14.40301    $15.05291           0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97029    $11.06509           0
    01/01/2011 to 12/31/2011.........  $11.06509    $10.57896           0
    01/01/2012 to 12/31/2012.........  $10.57896    $12.09650           0
    01/01/2013 to 12/31/2013.........  $12.09650    $16.94341           0
    01/01/2014 to 12/31/2014.........  $16.94341    $17.85268           0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85896    $11.40251         655
    01/01/2011 to 12/31/2011.........  $11.40251    $ 9.43499           0
    01/01/2012 to 12/31/2012.........  $ 9.43499    $ 9.50688           0
    01/01/2013 to 12/31/2013.........  $ 9.50688    $10.66755           0
    01/01/2014 to 12/31/2014.........  $10.66755    $ 9.50673           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97939    $10.24482           0
    01/01/2011 to 12/31/2011.........  $10.24482    $10.37455           0
    01/01/2012 to 12/31/2012.........  $10.37455    $10.61596           0
    01/01/2013 to 12/31/2013.........  $10.61596    $ 9.93654           0
    01/01/2014 to 12/31/2014.........  $ 9.93654    $ 9.71700           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99771    $ 8.77077           0
    01/01/2012 to 12/31/2012.........  $ 8.77077    $ 9.46811           0
    01/01/2013 to 12/31/2013.........  $ 9.46811    $11.09563          52
    01/01/2014 to 12/31/2014.........  $11.09563    $11.38453          34
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99771    $10.33336       1,650
    01/01/2011 to 12/31/2011.........  $10.33336    $10.65525         536
    01/01/2012 to 12/31/2012.........  $10.65525    $11.17547         589
    01/01/2013 to 12/31/2013.........  $11.17547    $10.70590           0
    01/01/2014 to 12/31/2014.........  $10.70590    $11.16093           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97024    $10.57193       7,696
    01/01/2011 to 12/31/2011.........  $10.57193    $10.10982       3,762
    01/01/2012 to 09/21/2012.........  $10.10982    $11.23413           0

* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
  Net Assets.................................. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
                                               $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

  Units outstanding...........................  105,488,489      72,636,072       71,106,864      5,009,097    7,301,716
                                               ============    ============     ============    ===========  ===========

  Portfolio shares held.......................   12,382,985      15,770,529        5,250,283        585,650      837,782
  Portfolio net asset value per share......... $      10.00    $      11.66     $      38.56    $     23.71  $     22.45
  Investment in portfolio shares, at cost..... $123,829,847    $175,539,612     $141,181,978    $10,056,787  $13,015,828

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
                                                01/01/2014      01/01/2014       01/01/2014      01/01/2014   01/01/2014
                                                    TO              TO               TO              TO           TO
                                                12/31/2014      12/31/2014       12/31/2014      12/31/2014   12/31/2014
                                               ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $      1,143    $  2,159,057     $          -    $         -  $         -
                                               ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,987,389       2,662,084        2,995,510        193,942      269,465
                                               ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..................   (1,986,246)       (503,027)      (2,995,510)      (193,942)    (269,465)
                                               ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -                -              -            -
  Realized gain (loss) on shares
   redeemed...................................            -         619,943        8,074,287        457,871      797,672
  Net change in unrealized gain (loss) on
   investments................................            -      10,405,429        7,249,111        994,092      836,709
                                               ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................            -      11,025,372       15,323,398      1,451,963    1,634,381
                                               ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (1,986,246)   $ 10,522,345     $ 12,327,888    $ 1,258,021  $ 1,364,916
                                               ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

  99,749,309       42,176,156       903,400     114,421,833      27,386,565     103,662,544     13,549,571      12,524,392
============     ============   ===========    ============     ===========    ============    ===========     ===========

  11,195,639       34,894,077       185,823       6,303,888       2,370,044       7,268,987      2,241,804       1,327,472
$      26.48     $       5.11   $     29.87    $      49.33     $     25.72    $      40.85    $     27.57     $     15.26
$212,174,245     $185,355,155   $ 6,418,520    $211,683,452     $45,894,287    $165,441,352    $36,989,525     $17,486,272

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014       01/01/2014     01/01/2014     01/01/2014      01/01/2014
     TO               TO             TO             TO               TO             TO             TO              TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014       12/31/2014     12/31/2014     12/31/2014      12/31/2014
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$          -     $ 11,724,502   $         -    $  9,426,833     $         -    $          -    $         -     $   222,517
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,655,133        2,948,108       106,097       4,579,196         951,579       4,433,617        872,657         303,441
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (4,655,133)       8,776,394      (106,097)      4,847,637        (951,579)     (4,433,617)      (872,657)        (80,924)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           -                -             -      13,648,805               -               -              -         117,803
  13,599,970          579,963       111,827      16,013,778       2,322,972      21,510,578      3,532,193         395,716

  16,031,501       (6,601,487)   (1,466,994)       (506,994)       (261,920)      7,278,406       (423,764)       (972,680)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  29,631,471       (6,021,524)   (1,355,167)     29,155,589       2,061,052      28,788,984      3,108,429        (459,161)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 24,976,338     $  2,754,870   $(1,461,264)   $ 34,003,226     $ 1,109,473    $ 24,355,367    $ 2,235,772     $  (540,085)
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
  Net Assets..................................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

NET ASSETS, representing:
  Accumulation units..........................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
                                                $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

  Units outstanding...........................   23,102,223       33,856,822        25,153,673      22,927,785      7,640,572
                                                ===========      ===========       ===========    ============    ===========

  Portfolio shares held.......................    2,495,400        2,213,181         1,758,947       2,319,896        696,927
  Portfolio net asset value per share.........  $     30.02      $     41.00       $     35.76    $      32.56    $     29.11
  Investment in portfolio shares, at cost.....  $49,800,215      $54,675,042       $46,714,881    $ 76,000,638    $12,927,312

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
                                                 01/01/2014      01/01/2014        01/01/2014      01/01/2014      01/01/2014
                                                     TO              TO                TO              TO              TO
                                                 12/31/2014      12/31/2014        12/31/2014      12/31/2014      12/31/2014
                                               -------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,329,489      $   791,146       $   225,192    $  5,196,856    $   168,923
                                                -----------      -----------       -----------    ------------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,069,775        1,319,262           860,726       1,246,732        289,575
                                                -----------      -----------       -----------    ------------    -----------

NET INVESTMENT INCOME (LOSS)..................      259,714         (528,116)         (635,534)      3,950,124       (120,652)
                                                -----------      -----------       -----------    ------------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -          441,712         4,420,526       6,250,826      1,532,829
  Realized gain (loss) on shares
   redeemed...................................    3,349,892        5,421,923         1,951,916       1,761,172      1,313,531
  Net change in unrealized gain (loss) on
   investments................................      742,395          797,770           950,592     (23,494,194)    (1,026,053)
                                                -----------      -----------       -----------    ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,092,287        6,661,405         7,323,034     (15,482,196)     1,820,307
                                                -----------      -----------       -----------    ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,352,001      $ 6,133,289       $ 6,687,500    $(11,532,072)   $ 1,699,655
                                                ===========      ===========       ===========    ============    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

   22,311,087      9,537,603   10,386,118     20,332,558    18,107,817       7,457,283        39,236,475        7,008,554
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

    1,547,944      3,270,764    1,207,617      2,252,691     2,543,764         162,335         5,267,144          324,395
  $     39.75    $      9.41  $     23.56    $     22.16   $     11.32      $    47.38      $      19.76      $     35.21
  $37,879,082    $22,216,147  $26,522,612    $29,110,632   $28,215,511      $4,911,956      $ 64,430,682      $ 7,017,444

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
   01/01/2014    01/01/2014   01/01/2014     01/01/2014    01/01/2014       01/01/2014       01/01/2014       01/01/2014
       TO            TO           TO             TO            TO               TO               TO               TO
   12/31/2014    12/31/2014   12/31/2014     12/31/2014    12/31/2014       12/31/2014       12/31/2014       12/31/2014
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $    63,929    $   468,276  $         -    $         -   $   268,371      $        -      $          -      $    25,579
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

      862,446        424,932      404,102        724,683       412,451         102,438         1,713,332          188,981
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

     (798,517)        43,344     (404,102)      (724,683)     (144,080)       (102,438)       (1,713,332)        (163,402)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    4,079,711              -    5,628,732              -     5,808,652               -                 -          843,862
    3,416,274      1,098,091      524,295      2,833,497       785,383         567,705         7,122,056          826,081
   (2,334,140)     2,146,098   (4,124,430)       766,629    (5,134,353)        371,025        (2,069,035)        (336,604)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    5,161,845      3,244,189    2,028,597      3,600,126     1,459,682         938,730         5,053,021        1,333,339
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

  $ 4,363,328    $ 3,287,533  $ 1,624,495    $ 2,875,443   $ 1,315,602      $  836,292      $  3,339,689      $ 1,169,937
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
  Net Assets..................................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

NET ASSETS, representing:
  Accumulation units..........................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
                                                 $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

  Units outstanding...........................     44,521,357      23,270,765       19,869,784      16,012,792       199,888,655
                                                 ============     ===========      ===========    ============    ==============

  Portfolio shares held.......................     10,754,712       5,969,520        4,466,856       9,746,919       155,921,608
  Portfolio net asset value per share.........   $      11.86     $      5.94      $      7.47    $      26.62    $        16.29
  Investment in portfolio shares, at cost.....   $ 77,014,773     $36,810,042      $35,667,990    $182,051,251    $2,102,330,924

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
                                                  01/01/2014       01/01/2014      01/01/2014      01/01/2014       01/01/2014
                                                      TO               TO              TO              TO               TO
                                                  12/31/2014       12/31/2014      12/31/2014      12/31/2014       12/31/2014
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          -     $         -      $         -    $          -    $            -
                                                 ------------     -----------      -----------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,072,654         632,150          620,515       3,669,871        43,789,724
                                                 ------------     -----------      -----------    ------------    --------------

NET INVESTMENT INCOME (LOSS)..................     (2,072,654)       (632,150)        (620,515)     (3,669,871)      (43,789,724)
                                                 ------------     -----------      -----------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -               -                 -
  Realized gain (loss) on shares
   redeemed...................................      8,245,384         (58,325)        (124,328)     11,512,566        52,915,866
  Net change in unrealized gain (loss) on
   investments................................      3,374,815      (2,277,469)      (2,092,441)     17,147,726        23,674,132
                                                 ------------     -----------      -----------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................     11,620,199      (2,335,794)      (2,216,769)     28,660,292        76,589,998
                                                 ------------     -----------      -----------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $  9,547,545     $(2,967,944)     $(2,837,284)   $ 24,990,421    $   32,800,274
                                                 ============     ===========      ===========    ============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

  13,311,892       130,504,071     9,863,434     15,527,480    10,031,807      6,169,731       6,293,911                -
============    ==============  ============   ============  ============   ============    ============     ============

  24,201,566       101,844,400    11,252,682     24,190,823    11,877,856      5,575,861       4,973,805                -
$       9.91    $        16.45  $      13.03   $       8.42  $      14.23   $      20.43    $      21.58     $          -
$180,214,242    $1,371,022,009  $109,490,906   $185,008,822  $125,026,019   $ 78,350,737    $ 78,113,779     $          -

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014
     TO               TO             TO             TO            TO             TO              TO               TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$          -    $            -  $          -   $          -  $          -   $          -    $          -     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

   3,577,459        27,654,003     2,515,465      3,498,439     2,744,632      1,798,086       1,878,352          273,980
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  (3,577,459)      (27,654,003)   (2,515,465)    (3,498,439)   (2,744,632)    (1,798,086)     (1,878,352)        (273,980)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

           -                 -             -              -             -              -               -                -
   8,505,775        27,446,651     7,834,048      5,746,086    10,739,907      6,905,924       8,265,098       38,732,776
  47,576,427        60,334,920    (5,445,848)      (395,128)   (3,381,016)     7,643,071      (3,126,077)     (41,075,181)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  56,082,202        87,781,571     2,388,200      5,350,958     7,358,891     14,548,995       5,139,021       (2,342,405)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

$ 52,504,743    $   60,127,568  $   (127,265)  $  1,852,519  $  4,614,259   $ 12,750,909    $  3,260,669     $ (2,616,385)
============    ==============  ============   ============  ============   ============    ============     ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
  Net Assets..................................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

NET ASSETS, representing:
  Accumulation units..........................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
                                                 $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

  Units outstanding...........................     14,692,106      25,255,265       49,551,416       23,783,239      7,243,407
                                                 ============    ============     ============     ============   ============

  Portfolio shares held.......................     35,086,524      18,125,374       49,642,341       12,545,708      7,378,230
  Portfolio net asset value per share.........   $       7.74    $      22.59     $      11.98     $      32.27   $      16.59
  Investment in portfolio shares, at cost.....   $195,610,772    $277,085,040     $562,943,686     $304,023,987   $ 88,073,765

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
                                                  01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                      TO              TO               TO               TO             TO
                                                  12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               ---------------- --------------- ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $          -    $          -     $          -     $          -   $          -
                                                 ------------    ------------     ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      4,489,213       4,887,200        7,727,817        6,194,961      1,757,070
                                                 ------------    ------------     ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................     (4,489,213)     (4,887,200)      (7,727,817)      (6,194,961)    (1,757,070)
                                                 ------------    ------------     ------------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -                -              -
  Realized gain (loss) on shares
   redeemed...................................     13,426,753      16,653,317        2,437,958       16,122,217      6,694,014
  Net change in unrealized gain (loss) on
   investments................................     15,054,195      33,285,748       32,200,094       27,283,225      2,940,022
                                                 ------------    ------------     ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     28,480,948      49,939,065       34,638,052       43,405,442      9,634,036
                                                 ------------    ------------     ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 23,991,735    $ 45,051,865     $ 26,910,235     $ 37,210,481   $  7,876,966
                                                 ============    ============     ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

    16,497,401     15,349,477      15,865,967     21,816,830     8,979,699      28,651,080        568,526,998      22,518,431
  ============   ============    ============   ============  ============    ============     ==============    ============

     8,155,583     10,635,228      15,685,660     24,376,592     7,991,808      14,182,148        338,154,439      22,696,612
  $      34.94   $      27.50    $      10.34   $      13.24  $      21.11    $      20.83     $        23.59    $      15.70
  $206,511,370   $198,913,241    $165,112,985   $234,277,248  $129,767,221    $295,956,104     $6,284,899,269    $279,582,238

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
   01/01/2014     01/01/2014      01/01/2014     01/01/2014    01/01/2014      01/01/2014        01/01/2014       01/01/2014
       TO             TO              TO             TO            TO              TO                TO               TO
   12/31/2014     12/31/2014      12/31/2014     12/31/2014    12/31/2014      12/31/2014        12/31/2014       12/31/2014
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $          -   $          -    $          -   $          -  $          -    $          -     $            -    $          -
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

     4,326,555      4,705,622       3,005,116      4,307,216     2,036,485       5,664,136        123,062,097       5,389,705
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    (4,326,555)    (4,705,622)     (3,005,116)    (4,307,216)   (2,036,485)     (5,664,136)      (123,062,097)     (5,389,705)
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

             -              -               -              -             -               -                  -               -
    13,083,844     15,642,469        (787,920)    10,238,310     5,958,156       8,496,082         90,971,266      11,517,102
     7,423,717     20,987,783         706,223     12,334,345    13,015,970     (34,565,699)       345,108,884         240,863
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    20,507,561     36,630,252         (81,697)    22,572,655    18,974,126     (26,069,617)       436,080,150      11,757,965
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

  $ 16,181,006   $ 31,924,630    $ (3,086,813)  $ 18,265,439  $ 16,937,641    $(31,733,753)    $  313,018,053    $  6,368,260
  ============   ============    ============   ============  ============    ============     ==============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
ASSETS
  Investment in the portfolios, at fair value.   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
  Net Assets..................................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
                                                 $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

  Units outstanding...........................     17,384,407     18,913,325     130,026,899     516,836,090     326,241,303
                                                 ============   ============  ==============  ==============  ==============

  Portfolio shares held.......................      8,409,215     17,940,892     122,436,564     490,473,937     309,442,172
  Portfolio net asset value per share.........   $      23.98   $      10.83  $        12.65  $        14.99  $        13.05
  Investment in portfolio shares, at cost.....   $181,706,400   $198,188,863  $1,302,582,260  $5,552,012,800  $3,345,735,469

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
                                                  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
                                                      TO             TO             TO              TO              TO
                                                  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
                                               ---------------- ------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend income.............................   $          -   $          -  $            -  $            -  $            -
                                                 ------------   ------------  --------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,464,472      2,785,992      23,170,716     117,281,762      72,750,126
                                                 ------------   ------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)..................     (3,464,472)    (2,785,992)    (23,170,716)   (117,281,762)    (72,750,126)
                                                 ------------   ------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -              -               -               -               -
  Realized gain (loss) on shares
   redeemed...................................      4,465,079       (304,263)     20,416,371      94,697,186      95,706,429
  Net change in unrealized gain (loss) on
   investments................................    (18,138,406)     1,406,712      56,145,958     374,353,508      59,313,157
                                                 ------------   ------------  --------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................    (13,673,327)     1,102,449      76,562,329     469,050,694     155,019,586
                                                 ------------   ------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(17,137,799)  $ (1,683,543) $   53,391,613  $  351,768,932  $   82,269,460
                                                 ============   ============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   514,029,248       360,303,030     251,090,931     324,805,239     447,097,289    31,589,569    20,583,057    10,894,174
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   480,992,018       332,715,804     266,412,284     342,601,017     418,742,057    26,455,415   192,740,753     6,180,727
$        14.70    $        13.92  $        12.11  $        13.06  $        14.94  $      22.33  $       1.00  $      31.80
$5,442,041,629    $3,888,151,635  $2,656,237,842  $3,543,695,415  $4,916,159,690  $405,806,464  $192,740,753  $147,059,806

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
  01/01/2014        01/01/2014      01/01/2014      01/01/2014      01/01/2014     01/01/2014    01/01/2014    01/01/2014
      TO                TO              TO              TO              TO             TO            TO            TO
  12/31/2014        12/31/2014      12/31/2014      12/31/2014      12/31/2014     12/31/2014    12/31/2014    12/31/2014
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$            -    $            -  $            -  $            -  $            -  $          -  $          -  $          -
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   111,792,335        78,276,914      51,821,901      67,512,802      98,385,521     9,507,694     3,371,060     3,422,560
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

  (111,792,335)      (78,276,914)    (51,821,901)    (67,512,802)    (98,385,521)   (9,507,694)   (3,371,060)   (3,422,560)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

             -                 -               -               -               -             -             -             -
   128,836,422        83,912,490      44,610,435      66,598,752      82,605,065    30,501,608             -    11,310,070
   302,854,566       176,544,566      54,131,026     290,309,554     272,951,036    14,153,499             -    (5,292,822)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   431,690,988       260,457,056      98,741,461     356,908,306     355,556,101    44,655,107             -     6,017,248
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

$  319,898,653    $  182,180,142  $   46,919,560  $  289,395,504  $  257,170,580  $ 35,147,413  $ (3,371,060) $  2,594,688
==============    ==============  ==============  ==============  ==============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
  Net Assets.................................. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

NET ASSETS, representing:
  Accumulation units.......................... $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
                                               $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

  Units outstanding...........................    178,575,778     8,001,718    17,911,676        594,550     54,969,670
                                               ==============   ===========  ============    ===========   ============

  Portfolio shares held.......................    159,519,165     5,271,496    15,083,876      1,386,391    106,678,342
  Portfolio net asset value per share......... $        12.81   $     17.12  $      13.34    $      5.83   $       6.82
  Investment in portfolio shares, at cost..... $1,937,397,824   $82,220,706  $170,259,851    $10,376,512   $715,351,820

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
                                                 01/01/2014     01/01/2014    01/01/2014     01/01/2014     01/01/2014
                                                     TO             TO            TO             TO             TO
                                                 12/31/2014     12/31/2014    12/31/2014     12/31/2014     12/31/2014
                                               --------------  ------------- ------------- --------------- ------------
INVESTMENT INCOME
  Dividend income............................. $            -   $         -  $          -    $    75,647   $          -
                                               --------------   -----------  ------------    -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     36,176,687     1,553,955     2,460,907        156,897     10,142,018
                                               --------------   -----------  ------------    -----------   ------------

NET INVESTMENT INCOME (LOSS)..................    (36,176,687)   (1,553,955)   (2,460,907)       (81,250)   (10,142,018)
                                               --------------   -----------  ------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -             -             -              -              -
  Realized gain (loss) on shares
   redeemed...................................     16,924,460     2,221,822     2,822,412       (601,649)    27,516,144
  Net change in unrealized gain (loss) on
   investments................................     75,148,785    (8,799,804)  (14,599,899)       (31,209)     8,273,533
                                               --------------   -----------  ------------    -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     92,073,245    (6,577,982)  (11,777,487)      (632,858)    35,789,677
                                               --------------   -----------  ------------    -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   55,896,558   $(8,131,937) $(14,238,394)   $  (714,108)  $ 25,647,659
                                               ==============   ===========  ============    ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   45,409,933      6,472,657      1,127,369     5,836,926     22,066,237     17,426,498      242,326,082     273,990,007
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   47,378,140      6,142,301      1,342,027     7,864,012     25,166,604     17,891,607      228,948,788     285,958,982
 $      11.33    $     12.34    $     10.27   $     11.21   $       8.55   $      18.02   $        14.81  $        12.07
 $508,000,631    $72,695,737    $13,959,648   $72,006,544   $217,832,695   $227,129,773   $2,657,112,804  $2,891,065,902

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
  01/01/2014      01/01/2014     01/01/2014   01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
      TO              TO             TO           TO             TO             TO              TO              TO
  12/31/2014      12/31/2014     12/31/2014   12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $          -    $         -    $         -   $         -   $          -   $          -   $            -  $            -
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

    8,299,655      1,903,688        355,085     1,473,015      4,006,743      5,081,330       52,821,153      53,163,091
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   (8,299,655)    (1,903,688)      (355,085)   (1,473,015)    (4,006,743)    (5,081,330)     (52,821,153)    (53,163,091)
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

            -              -              -             -              -              -                -               -
    2,614,184      1,375,076       (145,979)    3,163,617      3,832,992     14,967,790       44,574,991      37,513,354
   30,024,573      1,136,213        895,656     7,982,892    (13,426,752)     5,820,431      141,952,646     128,398,437
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   32,638,757      2,511,289        749,677    11,146,509     (9,593,760)    20,788,221      186,527,637     165,911,791
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

 $ 24,339,102    $   607,601    $   394,592   $ 9,673,494   $(13,600,503)  $ 15,706,891   $  133,706,484  $  112,748,700
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
ASSETS
  Investment in the portfolios, at fair value. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
  Net Assets.................................. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

NET ASSETS, representing:
  Accumulation units.......................... $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
                                               $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

  Units outstanding...........................    162,234,524     168,111,535      179,691,308      18,888       21,057
                                               ==============  ==============   ==============    ========     ========

  Portfolio shares held.......................    167,570,605     169,214,868      186,294,077       6,128        6,535
  Portfolio net asset value per share......... $        13.37  $        12.10   $        13.31    $  64.15     $  56.02
  Investment in portfolio shares, at cost..... $1,772,230,142  $1,777,797,142   $1,987,757,735    $300,433     $303,140

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014     01/01/2014   01/01/2014
                                                     TO              TO               TO             TO           TO
                                                 12/31/2014      12/31/2014       12/31/2014     12/31/2014   12/31/2014
                                               --------------- --------------- ----------------- ---------- --------------
INVESTMENT INCOME
  Dividend income............................. $            -  $            -   $            -    $      -     $  1,425
                                               --------------  --------------   --------------    --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     34,637,298      32,043,525       37,736,852       5,157        3,068
                                               --------------  --------------   --------------    --------     --------

NET INVESTMENT INCOME (LOSS)..................    (34,637,298)    (32,043,525)     (37,736,852)     (5,157)      (1,643)
                                               --------------  --------------   --------------    --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -         369            -
  Realized gain (loss) on shares
   redeemed...................................     34,729,612      27,591,382       24,029,438      62,389       39,032
  Net change in unrealized gain (loss) on
   investments................................     98,252,706      50,023,510      104,476,065     (23,934)     (17,928)
                                               --------------  --------------   --------------    --------     --------

NET GAIN (LOSS) ON INVESTMENTS................    132,982,318      77,614,892      128,505,503      38,824       21,104
                                               --------------  --------------   --------------    --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   98,345,020  $   45,571,367   $   90,768,651    $ 33,667     $ 19,461
                                               ==============  ==============   ==============    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

   86,071      103,906     25,489      34,119     32,125     51,205      43,337     16,273
 ========   ==========   ========    ========   ========   ========   =========   ========

   29,085       34,342      6,234      11,234     11,988     11,026      20,223      6,181
 $  31.53   $    63.90   $  60.31    $  48.21   $  42.11   $  62.83   $   37.45   $  42.32
 $718,876   $1,551,836   $277,778    $450,481   $403,241   $564,467   $ 722,111   $224,242

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
01/01/2014  01/01/2014  01/01/2014  01/01/2014 01/01/2014 01/01/2014  01/01/2014 01/01/2014
    TO          TO          TO          TO         TO         TO          TO         TO
12/31/2014  12/31/2014  12/31/2014  12/31/2014 12/31/2014 12/31/2014  12/31/2014 12/31/2014
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $  1,498   $    1,739   $  1,317    $      -   $  1,467   $ 10,654   $       -   $      -
 --------   ----------   --------    --------   --------   --------   ---------   --------

   12,507       26,019      5,980       8,253      9,267      9,494       8,519      4,516
 --------   ----------   --------    --------   --------   --------   ---------   --------

  (11,009)     (24,280)    (4,663)     (8,253)    (7,800)     1,160      (8,519)    (4,516)
 --------   ----------   --------    --------   --------   --------   ---------   --------

        -            -          -      51,832          -          -     127,865     21,039
  105,700      220,135     51,026      32,500    129,617     33,635      28,522     86,047

   (4,596)     213,384    (28,367)    (57,077)   (84,476)    94,630    (173,367)   (85,674)
 --------   ----------   --------    --------   --------   --------   ---------   --------

  101,104      433,519     22,659      27,255     45,141    128,265     (16,980)    21,412
 --------   ----------   --------    --------   --------   --------   ---------   --------

 $ 90,095   $  409,239   $ 17,996    $ 19,002   $ 37,341   $129,425   $ (25,499)  $ 16,896
 ========   ==========   ========    ========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
ASSETS
  Investment in the portfolios, at fair value.      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
  Net Assets..................................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

NET ASSETS, representing:
  Accumulation units..........................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
                                                    $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

  Units outstanding...........................        8,571          54,742     114,837     118,810    6,071,839
                                                    =======        ========  ==========  ==========  ===========

  Portfolio shares held.......................       11,428          18,894      32,011      39,966    5,095,592
  Portfolio net asset value per share.........      $  8.52        $  43.44  $    57.23  $    38.58  $     18.26
  Investment in portfolio shares, at cost.....      $92,128        $655,114  $1,406,456  $1,198,219  $68,133,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
                                                   01/01/2014     01/01/2014 01/01/2014  01/01/2014   01/01/2014
                                                       TO             TO         TO          TO           TO
                                                   12/31/2014     12/31/2014 12/31/2014  12/31/2014   12/31/2014
                                               ------------------ ---------- ----------  ----------  -----------
INVESTMENT INCOME
  Dividend income.............................      $ 5,256        $ 11,749  $    1,491  $    9,072  $         -
                                                    -------        --------  ----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        1,962           8,241      19,362      19,214    1,510,220
                                                    -------        --------  ----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)..................        3,294           3,508     (17,871)    (10,142)  (1,510,220)
                                                    -------        --------  ----------  ----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -           -           -            -
  Realized gain (loss) on shares
   redeemed...................................        4,448          50,173      79,361      86,788    4,619,729
  Net change in unrealized gain (loss) on
   investments................................       (7,260)        103,851      87,400      37,630    3,997,423
                                                    -------        --------  ----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................       (2,812)        154,024     166,761     124,418    8,617,152
                                                    -------        --------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................      $   482        $157,532  $  148,890  $  114,276  $ 7,106,932
                                                    =======        ========  ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

   7,910,969       2,158,811      6,505,236       8,022,325      29,874        333,847       25,406        70,612
============     ===========    ===========    ============    ========     ==========    =========      ========

   6,519,554       4,019,436      6,052,155       7,181,402      92,343         37,250       44,149        89,384
$      20.97     $      6.55    $     12.07    $      14.02    $   4.92     $    27.57    $   10.08      $  11.15
$102,203,108     $25,633,282    $71,120,252    $ 96,351,965    $440,218     $  828,681    $ 326,883      $700,186

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014    01/01/2014   01/01/2014     01/01/2014
     TO               TO             TO             TO            TO            TO           TO             TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014    12/31/2014   12/31/2014     12/31/2014
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$          -     $         -    $         -    $          -    $ 15,865     $        -    $       -      $  7,232
------------     -----------    -----------    ------------    --------     ----------    ---------      --------


   1,985,602         574,842      1,871,629       2,157,051       8,927         19,868        8,892        19,723
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  (1,985,602)       (574,842)    (1,871,629)     (2,157,051)      6,938        (19,868)      (8,892)      (12,491)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

           -               -              -               -      12,410        220,607       48,695             -
   7,323,668         455,900      1,333,052       1,638,465       9,585        137,868       52,271        86,660

   3,462,386       1,223,623         15,030       4,962,818     (66,318)      (313,385)    (115,227)      (35,086)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  10,786,054       1,679,523      1,348,082       6,601,283     (44,323)        45,090      (14,261)       51,574
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

$  8,800,452     $ 1,104,681    $  (523,547)   $  4,444,232    $(37,385)    $   25,222    $ (23,153)     $ 39,083
============     ===========    ===========    ============    ========     ==========    =========      ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
  Net Assets..................................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

NET ASSETS, representing:
  Accumulation units..........................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
                                                $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

  Units outstanding...........................    4,100,728       43,953,498       163,477,249         92,946      18,101,692
                                                ===========     ============    ==============     ==========    ============

  Portfolio shares held.......................    3,744,884       41,128,007       154,380,510         55,042      17,336,672
  Portfolio net asset value per share.........  $     12.88     $      13.27    $        12.00     $    28.82    $      11.20
  Investment in portfolio shares, at cost.....  $46,096,546     $452,914,004    $1,567,616,597     $  942,362    $186,187,675

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                     TO              TO               TO               TO             TO
                                                 12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               -------------- ---------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $          -    $            -     $    4,764    $          -
                                                -----------     ------------    --------------     ----------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,295,450        7,572,049        29,783,719         28,197       2,274,171
                                                -----------     ------------    --------------     ----------    ------------

NET INVESTMENT INCOME (LOSS)..................   (1,295,450)      (7,572,049)      (29,783,719)       (23,433)     (2,274,171)
                                                -----------     ------------    --------------     ----------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -                -                 -              -               -
  Realized gain (loss) on shares
   redeemed...................................      287,882        3,026,982        24,189,212         98,920         749,643
  Net change in unrealized gain (loss) on
   investments................................    5,552,214       25,913,736        61,847,674         63,160       9,020,445
                                                -----------     ------------    --------------     ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    5,840,096       28,940,718        86,036,886        162,080       9,770,088
                                                -----------     ------------    --------------     ----------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,544,646     $ 21,368,669    $   56,253,167     $  138,647    $  7,495,917
                                                ===========     ============    ==============     ==========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,454,412      9,385,875      237,596,497     39,863,759        263,440     2,236,302     5,709,998         208,732
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,171,399      8,787,406      227,347,834     38,150,640        254,602     2,141,002     5,479,422         203,919
 $     10.82    $     10.70   $        13.96   $      12.89     $     9.73   $     15.21   $     10.21      $     9.92
 $54,343,701    $86,138,923   $2,466,276,455   $423,910,129     $2,553,648   $28,876,423   $52,322,811      $2,095,547

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014    01/01/2014    01/01/2014      01/01/2014
      TO             TO             TO              TO              TO            TO            TO              TO
  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014    12/31/2014    12/31/2014      12/31/2014
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $         -    $         -   $            -   $          -     $        -   $         -   $         -      $        -
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

     766,481      3,096,259       53,529,937      7,036,195         26,044       362,769     1,029,700          23,844
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

    (766,481)    (3,096,259)     (53,529,937)    (7,036,195)       (26,044)     (362,769)   (1,029,700)        (23,844)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

           -              -                -              -              -             -             -               -
     260,435      4,663,579       58,417,758      5,462,919         (6,330)      668,903     1,793,465           5,809
   1,926,951     13,892,738       46,472,246     16,704,893        (16,733)    1,804,277     5,530,676         (95,972)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

   2,187,386     18,556,317      104,890,004     22,167,812        (23,063)    2,473,180     7,324,141         (90,163)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

 $ 1,420,905    $15,460,058   $   51,360,067   $ 15,131,617     $  (49,107)  $ 2,110,411   $ 6,294,441      $ (114,007)
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
ASSETS
  Investment in the portfolios, at fair value.   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
  Net Assets..................................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

NET ASSETS, representing:
  Accumulation units..........................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
                                                 $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

  Units outstanding...........................     4,131,841        174,766      233,396,995    17,481,322       65,536,548
                                                 ===========     ==========   ==============  ============     ============

  Portfolio shares held.......................     4,003,356        172,494      225,239,582    17,024,520       63,875,786
  Portfolio net asset value per share.........   $     13.44     $     9.50   $        10.75  $      11.00     $      11.22
  Investment in portfolio shares, at cost.....   $48,990,561     $1,708,662   $2,276,062,646  $179,692,550     $692,270,499

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
                                                 01/01/2014      01/01/2014     01/01/2014     01/01/2014       01/01/2014
                                                     TO              TO             TO             TO               TO
                                                 12/31/2014      12/31/2014     12/31/2014     12/31/2014       12/31/2014
                                               --------------- -------------- --------------  ------------  ------------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $        -   $            -  $          -     $          -
                                                 -----------     ----------   --------------  ------------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       530,524         12,728       30,113,342     2,144,060        8,719,364
                                                 -----------     ----------   --------------  ------------     ------------

NET INVESTMENT INCOME (LOSS)..................      (530,524)       (12,728)     (30,113,342)   (2,144,060)      (8,719,364)
                                                 -----------     ----------   --------------  ------------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -              -                -             -                -
  Realized gain (loss) on shares
   redeemed...................................       621,472          5,238           23,331       477,638        2,409,174
  Net change in unrealized gain (loss) on
   investments................................     3,656,110        (76,538)     141,380,488     3,752,108        4,995,592
                                                 -----------     ----------   --------------  ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS................     4,277,582        (71,300)     141,403,819     4,229,746        7,404,766
                                                 -----------     ----------   --------------  ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 3,747,058     $  (84,028)  $  111,290,477  $  2,085,686     $ (1,314,598)
                                                 ===========     ==========   ==============  ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,738,989      199,303     197,046     2,681,111     27,150,543        366,409           784,123            483,991
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,256,638      189,698     180,232     2,626,403     26,785,092        364,757           780,615            481,871
 $      10.31   $    13.32  $    13.61   $     11.51   $      10.67     $    10.29        $    10.40         $    10.59
 $172,435,409   $2,350,676  $2,346,521   $29,086,728   $279,309,333     $3,744,651        $8,104,166         $5,043,024

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
  01/01/2014    01/01/2014  01/01/2014   01/02/2014*    02/10/2014*     04/28/2014*       04/28/2014*        04/28/2014*
      TO            TO          TO            TO            TO              TO                TO                 TO
  12/31/2014    12/31/2014  12/31/2014    12/31/2014    12/31/2014      12/31/2014        12/31/2014         12/31/2014
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $          -   $        -  $        -   $         -   $          -     $        -        $        -         $        -
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    2,018,021       16,350      10,744       179,787      1,879,043          5,743            14,612              8,304
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

   (2,018,021)     (16,350)    (10,744)     (179,787)    (1,879,043)        (5,743)          (14,612)            (8,304)
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

            -            -           -             -              -              -                 -                  -
    1,451,784       53,927      16,112       150,336         (2,176)        (4,635)           (1,395)             1,386
    4,219,183      126,616      98,174     1,143,168      6,487,604          8,702            14,228             59,993
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    5,670,967      180,543     114,286     1,293,504      6,485,428          4,067            12,833             61,379
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

 $  3,652,946   $  164,193  $  103,542   $ 1,113,717   $  4,606,385     $   (1,676)       $   (1,779)        $   53,075
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
  Net Assets.................................. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

NET ASSETS, representing:
  Accumulation units.......................... $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
                                               $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

  Units outstanding...........................    755,686       180,215         251,326       434,449
                                               ==========    ==========      ==========    ==========

  Portfolio shares held.......................    752,275       179,461         250,320       432,552
  Portfolio net asset value per share......... $    10.01    $     9.73      $    10.33    $    10.07
  Investment in portfolio shares, at cost..... $7,570,710    $1,770,522      $2,571,375    $4,377,277

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
                                               04/28/2014*   04/28/2014*    04/28/2014*   04/28/2014*
                                                   TO            TO              TO            TO
                                               12/31/2014    12/31/2014      12/31/2014    12/31/2014
                                               ----------- --------------- -------------- ------------
INVESTMENT INCOME
  Dividend income............................. $        -    $        -      $        -    $        -
                                               ----------    ----------      ----------    ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     10,449         2,519           4,223         7,890
                                               ----------    ----------      ----------    ----------

NET INVESTMENT INCOME (LOSS)..................    (10,449)       (2,519)         (4,223)       (7,890)
                                               ----------    ----------      ----------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........          -             -               -             -
  Realized gain (loss) on shares
   redeemed...................................     (2,948)       (1,230)             74           (33)
  Net change in unrealized gain (loss) on
   investments................................    (40,442)      (24,366)         14,431       (21,477)
                                               ----------    ----------      ----------    ----------

NET GAIN (LOSS) ON INVESTMENTS................    (43,390)      (25,596)         14,505       (21,510)
                                               ----------    ----------      ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (53,839)   $  (28,115)     $   10,282    $  (29,400)
                                               ==========    ==========      ==========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------
           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

            32,777          89,684          128,291           447,810
          ========        ========       ==========        ==========

            32,642          89,331          127,768           447,004
          $   9.75        $  10.45       $     9.77        $     9.96
          $323,971        $938,566       $1,261,673        $4,429,159

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------

           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
         04/28/2014*    04/28/2014*     04/28/2014*       04/28/2014*
             TO              TO              TO                TO
         12/31/2014      12/31/2014      12/31/2014        12/31/2014
       --------------- -------------- ---------------- ------------------
          $      -        $      -       $        -        $        -
          --------        --------       ----------        ----------

               266           1,029            1,929             2,674
          --------        --------       ----------        ----------

              (266)         (1,029)          (1,929)           (2,674)
          --------        --------       ----------        ----------

                 -               -                -                 -
              (665)           (110)          (2,033)                1
            (5,713)         (5,061)         (13,376)           23,002
          --------        --------       ----------        ----------

            (6,378)         (5,171)         (15,409)           23,003
          --------        --------       ----------        ----------

          $ (6,644)       $ (6,200)      $  (17,338)       $   20,329
          ========        ========       ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,986,246) $ (2,376,958) $   (503,027) $  5,381,497  $ (2,995,510) $ (2,880,909)
  Capital gains distributions
   received....................            -             -             -     6,013,507             -             -
  Realized gain (loss) on
   shares redeemed.............            -             -       619,943       888,726     8,074,287     4,260,364
  Net change in unrealized
   gain (loss) on
   investments.................            -             -    10,405,429   (16,832,553)    7,249,111    53,383,902
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   (1,986,246)   (2,376,958)   10,522,345    (4,548,823)   12,327,888    54,763,357
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,295,340     1,793,401       620,868       790,150       873,041       932,130
  Annuity Payments.............   (1,108,469)   (1,741,326)     (994,024)   (2,192,738)     (780,789)     (830,733)
  Surrenders, withdrawals
   and death benefits..........  (33,251,340)  (36,447,614)  (21,850,842)  (23,753,121)  (20,335,501)  (21,703,775)
  Net transfers between
   other subaccounts or
   fixed rate option...........    8,116,439    12,374,173     1,439,892    (5,337,284)   (3,589,586)   (3,796,469)
  Other charges................     (165,938)     (214,921)      (52,477)      (73,966)     (174,649)     (191,592)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (25,113,968)  (24,236,287)  (20,836,583)  (30,566,959)  (24,007,484)  (25,590,439)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (27,100,214)  (26,613,245)  (10,314,238)  (35,115,782)  (11,679,596)   29,172,918

NET ASSETS
  Beginning of period..........  150,930,061   177,543,306   194,198,610   229,314,392   214,130,494   184,957,576
  End of period................ $123,829,847  $150,930,061  $183,884,372  $194,198,610  $202,450,898  $214,130,494
                                ============  ============  ============  ============  ============  ============

  Beginning units..............  127,982,851   149,308,419    81,006,929    93,666,356    79,925,071    90,862,124
  Units issued.................   30,334,060    45,284,597     3,266,670     5,597,971     2,523,680     2,064,252
  Units redeemed...............  (52,828,422)  (66,610,165)  (11,637,527)  (18,257,398)  (11,341,887)  (13,001,305)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................  105,488,489   127,982,851    72,636,072    81,006,929    71,106,864    79,925,071
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2014     01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2014     12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$  (193,942)   $  (192,424)  $  (269,465) $  (275,704) $ (4,655,133) $ (4,585,437) $  8,776,394  $ 10,045,945

          -              -             -            -             -             -             -             -

    457,871        284,777       797,672      705,139    13,599,970     6,006,421       579,963       317,096

    994,092      2,251,002       836,709    2,261,008    16,031,501    79,525,938    (6,601,487)    1,111,064
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

  1,258,021      2,343,355     1,364,916    2,690,443    24,976,338    80,946,922     2,754,870    11,474,105
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     18,576         91,754        97,769       84,148     1,381,263     1,674,116     1,212,033       729,034
          -       (177,995)     (220,124)    (216,442)   (1,200,528)   (1,055,903)   (1,095,780)     (698,237)

 (1,732,476)    (1,892,627)   (2,270,007)  (2,913,919)  (36,907,175)  (33,748,891)  (27,575,714)  (26,835,282)

     61,920        428,306       200,025      393,363    (7,738,048)   (7,917,441)    1,952,111     1,114,721
          -              -             -            -      (419,347)     (457,771)     (250,018)     (287,507)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,651,980)    (1,550,562)   (2,192,337)  (2,652,850)  (44,883,835)  (41,505,890)  (25,757,368)  (25,977,271)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

   (393,959)       792,793      (827,421)      37,593   (19,907,497)   39,441,032   (23,002,498)  (14,503,166)

 14,279,727     13,486,934    19,635,619   19,598,026   316,368,012   276,926,980   201,311,229   215,814,395
$13,885,768    $14,279,727   $18,808,198  $19,635,619  $296,460,515  $316,368,012  $178,308,731  $201,311,229
===========    ===========   ===========  ===========  ============  ============  ============  ============

  5,641,597      6,313,280     8,177,079    9,348,598   116,025,662   133,539,907    47,472,568    53,646,031
     98,404        343,765       217,725      410,318     2,678,644     3,308,104     2,404,194     3,032,114
   (730,904)    (1,015,448)   (1,093,088)  (1,581,837)  (18,954,997)  (20,822,349)   (7,700,606)   (9,205,577)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  5,009,097      5,641,597     7,301,716    8,177,079    99,749,309   116,025,662    42,176,156    47,472,568
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                       PORTFOLIO                      PORTFOLIO                  PORTFOLIO
                                ---------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO             TO            TO            TO           TO
                                 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                 -----------   ----------    ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (106,097)   $ (110,093)   $  4,847,637  $ (4,451,754) $  (951,579) $  (938,349)
  Capital gains distributions
   received....................           -             -      13,648,805             -            -            -
  Realized gain (loss) on
   shares redeemed.............     111,827        29,161      16,013,778    11,316,689    2,322,972    1,201,406
  Net change in unrealized
   gain (loss) on
   investments.................  (1,466,994)      738,728        (506,994)   71,205,071     (261,920)  14,066,398
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (1,461,264)      657,796      34,003,226    78,070,006    1,109,473   14,329,455
                                 -----------    ----------   ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      11,242         9,037       1,281,124     1,452,457      280,489      384,803
  Annuity Payments.............     (92,117)         (121)     (1,695,875)   (1,127,568)    (292,569)    (137,794)
  Surrenders, withdrawals
   and death benefits..........    (455,813)     (703,833)    (35,358,252)  (33,388,568)  (6,672,215)  (6,403,990)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (301,013)     (187,949)     (3,432,089)   (4,257,028)    (645,351)    (454,451)
  Other charges................           -             -        (370,762)     (416,022)     (78,305)     (83,842)
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (837,701)     (882,866)    (39,575,854)  (37,736,729)  (7,407,951)  (6,695,274)
                                 -----------    ----------   ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,298,965)     (225,070)     (5,572,628)   40,333,277   (6,298,478)   7,634,181

NET ASSETS
  Beginning of period..........   7,849,508     8,074,578     316,543,431   276,210,154   67,255,997   59,621,816
  End of period................ $ 5,550,543    $7,849,508    $310,970,803  $316,543,431  $60,957,519  $67,255,997
                                 ===========    ==========   ============  ============  ===========  ===========

  Beginning units..............   1,009,186     1,128,485     130,864,169   148,556,457   30,874,301   34,277,423
  Units issued.................      28,322        36,020       5,341,753     5,997,803      915,774    1,420,601
  Units redeemed...............    (134,108)     (155,319)    (21,784,089)  (23,690,091)  (4,403,510)  (4,823,723)
                                 -----------    ----------   ------------  ------------  -----------  -----------
  Ending units.................     903,400     1,009,186     114,421,833   130,864,169   27,386,565   30,874,301
                                 ===========    ==========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO        PORTFOLIO - INVESTOR CLASS
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014      01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO              TO              TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014      12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$ (4,433,617)   $ (4,155,356) $  (872,657)    $  (842,357)    $   (80,923)  $  (116,677)  $   259,714   $   107,551
           -               -            -               -         117,803             -             -             -
  21,510,578      12,469,452    3,532,193       2,231,806         395,716       324,802     3,349,892     1,965,147
   7,278,406      79,606,087     (423,764)     18,446,122        (972,680)    2,345,874       742,395    16,029,353
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

  24,355,367      87,920,183    2,235,772      19,835,571        (540,084)    2,553,999     4,352,001    18,102,051
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

   1,460,679       1,108,901      387,998         219,177          25,694        53,237       232,871       233,499
  (1,508,849)       (850,157)    (224,865)        (82,503)        (50,741)     (131,088)     (378,821)     (385,577)
 (33,082,608)    (28,486,834)  (6,057,582)     (6,212,793)     (1,856,301)   (1,942,515)   (7,741,273)   (5,922,199)
 (11,172,158)     (7,097,283)  (1,962,771)        199,926         313,066       315,178    (1,023,873)      303,991
    (286,331)       (300,537)     (14,424)        (15,878)         (5,442)       (7,190)      (19,473)      (23,190)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (44,589,267)    (35,625,910)  (7,871,644)     (5,892,071)     (1,573,724)   (1,712,378)   (8,930,569)   (5,793,476)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (20,233,900)     52,294,273   (5,635,872)     13,943,500      (2,113,808)      841,621    (4,578,568)   12,308,575

 317,172,024     264,877,751   67,442,401      53,498,901      22,371,031    21,529,410    79,490,475    67,181,900
$296,938,124    $317,172,024  $61,806,529     $67,442,401     $20,257,223   $22,371,031   $74,911,907   $79,490,475
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

 120,569,230     136,588,442   15,356,388      16,924,329      13,481,283    14,598,599    25,950,012    28,066,857
   2,559,570       3,814,990      507,265       1,062,623         552,468     1,083,433       650,362     1,582,316
 (19,466,256)    (19,834,202)  (2,314,082)     (2,630,564)     (1,509,359)   (2,200,749)   (3,498,151)   (3,699,161)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
 103,662,544     120,569,230   13,549,571      15,356,388      12,524,392    13,481,283    23,102,223    25,950,012
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL  PORTFOLIO - INSTITUTIONAL
                                      FUND - SERIES I                SHARES                     SHARES
                                --------------------------  ------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                     TO            TO            TO           TO           TO            TO
                                 12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (528,116) $    (14,643) $  (635,534) $  (360,673) $  3,950,124  $  1,618,081
  Capital gains distributions
   received....................      441,712             -    4,420,526            -     6,250,826             -
  Realized gain (loss) on
   shares redeemed.............    5,421,923     3,530,675    1,951,916    1,050,226     1,761,172     2,422,841
  Net change in unrealized
   gain (loss) on
   investments.................      797,770    18,753,602      950,592   14,195,837   (23,494,194)    7,412,332
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    6,133,289    22,269,634    6,687,500   14,885,390   (11,532,072)   11,453,254
                                ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      290,910       135,341      233,675      227,389       199,389       530,726
  Annuity Payments.............     (814,816)     (417,804)    (449,498)    (184,438)     (236,665)     (414,520)
  Surrenders, withdrawals
   and death benefits..........  (10,273,193)   (8,651,618)  (5,590,169)  (5,469,357)   (7,949,418)   (8,188,754)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (1,743,351)   (1,298,321)  (1,467,282)  (1,542,262)     (950,811)   (3,104,228)
  Other charges................      (32,228)      (37,396)     (23,476)     (27,367)      (26,728)      (34,179)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (12,572,678)  (10,269,798)  (7,296,750)  (6,996,035)   (8,964,233)  (11,210,955)
                                ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (6,439,389)   11,999,836     (609,250)   7,889,355   (20,496,305)      242,299

NET ASSETS
  Beginning of period..........   97,179,814    85,179,978   63,509,198   55,619,843    96,032,116    95,789,817
  End of period................ $ 90,740,425  $ 97,179,814  $62,899,948  $63,509,198  $ 75,535,811  $ 96,032,116
                                ============  ============  ===========  ===========  ============  ============

  Beginning units..............   38,676,716    43,197,523   28,310,079   31,862,550    25,330,800    28,534,247
  Units issued.................      437,739       821,168      416,917      494,754       640,086       847,811
  Units redeemed...............   (5,257,633)   (5,341,975)  (3,573,323)  (4,047,225)   (3,043,101)   (4,051,258)
                                ------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................   33,856,822    38,676,716   25,153,673   28,310,079    22,927,785    25,330,800
                                ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -       MFS(R) GROWTH SERIES -                                    GROWTH VIP
      INITIAL CLASS                 INITIAL CLASS        VP VALUE FUND - CLASS I       FUND - CLASS 2
------------------------      ------------------------  ------------------------  ------------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (120,652)   $  (213,047)   $  (798,517) $  (668,327) $    43,344  $    70,043  $  (404,102) $  (384,966)
  1,532,829         49,421      4,079,711      426,007            -            -    5,628,732    1,773,937
  1,313,531        762,844      3,416,274    2,131,378    1,098,091      565,316      524,295      440,543
 (1,026,053)     4,680,625     (2,334,140)  15,474,041    2,146,098    6,520,687   (4,124,430)   6,680,735
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,699,655      5,279,843      4,363,328   17,363,099    3,287,533    7,156,046    1,624,495    8,510,249
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

     70,301         98,274        331,100      269,211      327,600       72,918      129,750       50,200
    (62,421)       (86,734)      (261,109)    (216,130)    (103,331)     (59,358)    (136,467)    (131,235)
 (2,318,967)    (1,461,249)    (6,382,799)  (4,881,050)  (3,569,589)  (2,419,308)  (2,889,150)  (2,681,040)
   (794,705)       236,546       (973,162)    (241,212)      39,499    1,575,688     (585,051)    (499,298)
     (6,063)        (7,004)       (21,442)     (24,611)      (7,174)      (7,921)      (9,036)     (10,870)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (3,111,855)    (1,220,167)    (7,307,412)  (5,093,792)  (3,312,995)    (837,981)  (3,489,954)  (3,272,243)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (1,412,200)     4,059,676     (2,944,084)  12,269,307      (25,462)   6,318,065   (1,865,459)   5,238,006

 21,699,752     17,640,076     64,474,846   52,205,539   30,803,351   24,485,286   30,316,921   25,078,915
$20,287,552    $21,699,752    $61,530,762  $64,474,846  $30,777,889  $30,803,351  $28,451,462  $30,316,921
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  8,883,436      9,422,324     25,117,592   27,447,081   10,636,411   10,985,367   11,730,730   13,253,331
    107,997        803,697        745,141    1,178,387      517,042    1,371,823      351,028      651,842
 (1,350,861)    (1,342,585)    (3,551,646)  (3,507,876)  (1,615,850)  (1,720,779)  (1,695,640)  (2,174,443)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
  7,640,572      8,883,436     22,311,087   25,117,592    9,537,603   10,636,411   10,386,118   11,730,730
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO      PORTFOLIO - CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (724,683) $  (699,245) $  (144,080) $  (162,887) $  (102,438) $   (84,944)
  Capital gains distributions
   received....................           -            -    5,808,652    2,070,853            -            -
  Realized gain (loss) on
   shares redeemed.............   2,833,497    2,458,494      785,383      736,206      567,705      328,966
  Net change in unrealized
   gain (loss) on
   investments.................     766,629   10,614,467   (5,134,353)   5,303,737      371,025    1,603,892
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   2,875,443   12,373,716    1,315,602    7,947,909      836,292    1,847,914
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     174,174      403,621      108,832      106,459        3,345       42,144
  Annuity Payments.............    (151,336)    (246,693)     (61,646)    (151,310)     (22,660)     (18,489)
  Surrenders, withdrawals
   and death benefits..........  (4,485,856)  (5,063,369)  (2,279,306)  (2,561,381)    (873,810)    (772,625)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (1,190,988)  (1,721,611)  (1,040,985)  (1,450,881)     544,547      833,807
  Other charges................     (13,976)     (16,408)      (7,185)      (8,218)      (1,540)      (1,550)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,667,982)  (6,644,460)  (3,280,290)  (4,065,331)    (350,118)      83,287
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,792,539)   5,729,256   (1,964,688)   3,882,578      486,174    1,931,201

NET ASSETS
  Beginning of period..........  52,712,164   46,982,908   30,760,095   26,877,517    7,205,255    5,274,054
  End of period................ $49,919,625  $52,712,164  $28,795,407  $30,760,095  $ 7,691,429  $ 7,205,255
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  22,694,156   25,911,417   20,231,593   23,262,060    7,839,359    7,752,620
  Units issued.................     590,164    1,191,999      234,340      383,690    1,400,187    1,811,129
  Units redeemed...............  (2,951,762)  (4,409,260)  (2,358,116)  (3,414,157)  (1,782,263)  (1,724,390)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  20,332,558   22,694,156   18,107,817   20,231,593    7,457,283    7,839,359
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO           GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO            TO           TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
$ (1,713,332)   $ (1,746,279)  $  (163,402)  $  (114,786) $ (2,072,654) $ (2,108,151) $  (632,150)  $  (685,902)
           -               -       843,862             -             -             -            -             -
   7,122,056       5,557,886       826,081       670,788     8,245,384     5,814,409      (58,325)     (692,729)
  (2,069,035)     29,068,408      (336,604)    2,282,114     3,374,815    27,105,354   (2,277,469)    8,050,153
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

   3,339,689      32,880,015     1,169,937     2,838,116     9,547,545    30,811,612   (2,967,944)    6,671,522
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

     392,663         643,597        47,498        52,720       452,105       796,751      189,509       273,773
    (200,382)       (195,503)      (21,856)            -      (446,295)     (330,383)     (74,180)      (25,976)
 (13,899,137)    (13,454,148)   (1,276,042)   (1,634,448)  (17,022,415)  (15,203,068)  (5,238,460)   (5,874,094)
  (1,506,942)     (3,789,269)     (530,487)      (25,913)   (2,260,056)   (2,883,687)     101,338      (175,850)
    (263,487)       (286,549)      (31,831)      (33,858)     (317,756)     (354,566)     (92,298)     (109,996)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

 (15,477,285)    (17,081,872)   (1,812,718)   (1,641,499)  (19,594,417)  (17,974,953)  (5,114,091)   (5,912,143)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
 (12,137,596)     15,798,143      (642,781)    1,196,617   (10,046,872)   12,836,659   (8,082,035)      759,379

 116,216,364     100,418,221    12,064,745    10,868,128   137,597,753   124,761,094   43,540,982    42,781,603
$104,078,768    $116,216,364   $11,421,964   $12,064,745  $127,550,881  $137,597,753  $35,458,947   $43,540,982
============    ============   ===========   ===========  ============  ============  ===========   ===========

  45,198,887      52,822,318     8,224,606     9,525,693    51,863,775    59,367,402   26,351,907    30,107,489
   1,597,654       1,699,969       275,845       262,326     1,504,898     1,988,776    1,249,483     1,559,455
  (7,560,066)     (9,323,400)   (1,491,897)   (1,563,413)   (8,847,316)   (9,492,403)  (4,330,625)   (5,315,037)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
  39,236,475      45,198,887     7,008,554     8,224,606    44,521,357    51,863,775   23,270,765    26,351,907
============    ============   ===========   ===========  ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                     SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET WORLD
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO       STRATEGIES PORTFOLIO
                                --------------------------  --------------------------  ------------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
                                     TO            TO            TO            TO             TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
                                -----------   -----------   ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (620,515)  $  (658,034)  $ (3,669,871) $ (2,879,282) $  (43,789,724) $  (41,652,143)
  Capital gains distributions
   received....................           -             -              -             -               -               -
  Realized gain (loss) on
   shares redeemed.............    (124,328)     (785,748)    11,512,566     7,376,679      52,915,866      34,206,705
  Net change in unrealized
   gain (loss) on
   investments.................  (2,092,441)    8,113,623     17,147,726    44,836,791      23,674,132     292,586,283
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (2,837,284)    6,669,841     24,990,421    49,334,188      32,800,274     285,140,845
                                -----------   -----------   ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     250,926       191,671      7,887,852     4,589,401      98,493,547     180,943,129
  Annuity Payments.............    (112,262)      (27,728)       (17,428)      (41,008)        (82,711)        (71,653)
  Surrenders, withdrawals
   and death benefits..........  (5,304,646)   (4,637,901)   (10,219,473)   (4,573,969)    (80,271,708)    (53,648,527)
  Net transfers between
   other subaccounts or
   fixed rate option...........     314,474      (541,063)    17,094,664    27,736,209    (122,057,992)     16,208,206
  Other charges................    (106,467)     (119,826)    (2,073,981)   (1,707,011)    (25,429,923)    (23,805,876)
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (4,957,975)   (5,134,847)    12,671,634    26,003,622    (129,348,787)    119,625,279
                                -----------   -----------   ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (7,795,259)    1,534,994     37,662,055    75,337,810     (96,548,513)    404,766,124

NET ASSETS
  Beginning of period..........  41,162,674    39,627,680    221,800,922   146,463,112   2,636,511,509   2,231,745,385
  End of period................ $33,367,415   $41,162,674   $259,462,977  $221,800,922  $2,539,962,996  $2,636,511,509
                                ===========   ===========   ============  ============  ==============  ==============

  Beginning units..............  22,680,253    25,837,223     15,310,832    13,354,606     209,605,294     199,001,809
  Units issued.................     983,234       853,216      4,654,355     6,371,939      22,610,778      65,104,797
  Units redeemed...............  (3,793,703)   (4,010,186)    (3,952,395)   (4,415,713)    (32,327,417)    (54,501,312)
                                -----------   -----------   ------------  ------------  --------------  --------------
  Ending units.................  19,869,784    22,680,253     16,012,792    15,310,832     199,888,655     209,605,294
                                ===========   ===========   ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
 AST COHEN & STEERS REALTY       AST J.P. MORGAN STRATEGIC    AST HERNDON LARGE-CAP VALUE
         PORTFOLIO                OPPORTUNITIES PORTFOLIO              PORTFOLIO           AST HIGH YIELD PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO              TO             TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
$ (3,577,459)   $ (3,272,162) $  (27,654,003) $  (25,875,892) $ (2,515,465) $ (2,332,094) $ (3,498,439) $ (3,514,494)
           -               -               -               -             -             -             -             -
   8,505,775       5,322,439      27,446,651      18,307,779     7,834,048     5,859,440     5,746,086     5,057,901
  47,576,427      (1,404,001)     60,334,920     141,188,880    (5,445,848)   35,292,752      (395,128)    9,395,508
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  52,504,743         646,276      60,127,568     133,620,767      (127,265)   38,820,098     1,852,519    10,938,915
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   5,802,890       6,120,437      90,865,019     202,205,626     2,862,798     5,565,495    11,407,325     8,600,585
     (32,437)         (5,120)       (366,041)       (138,843)      (24,987)       (7,579)     (158,768)     (131,503)
  (9,226,924)     (6,254,243)    (57,951,304)    (42,488,868)   (6,426,410)   (3,476,737)  (12,152,028)   (7,356,136)
   6,390,835      14,282,922     (41,260,724)     (4,745,981)   (5,133,453)    1,930,072   (12,262,656)   (5,718,648)
  (1,836,131)     (1,647,695)    (15,290,670)    (13,794,032)   (1,269,160)   (1,212,025)   (1,591,000)   (1,657,509)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   1,098,233      12,496,301     (24,003,720)    141,037,902    (9,991,212)    2,799,226   (14,757,127)   (6,263,211)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  53,602,976      13,142,577      36,123,848     274,658,669   (10,118,477)   41,619,324   (12,904,608)    4,675,704

 186,234,548     173,091,971   1,639,216,534   1,364,557,865   156,740,923   115,121,599   216,591,340   211,915,636
$239,837,524    $186,234,548  $1,675,340,382  $1,639,216,534  $146,622,446  $156,740,923  $203,686,732  $216,591,340
============    ============  ==============  ==============  ============  ============  ============  ============

  13,244,438      12,446,035     131,616,515     118,656,687    10,554,251    10,222,825    16,564,062    17,068,933
   5,198,705       7,309,970      15,212,072      35,160,290     1,873,250     4,124,093     6,100,786     8,628,440
  (5,131,251)     (6,511,567)    (16,324,516)    (22,200,462)   (2,564,067)   (3,792,667)   (7,137,368)   (9,133,311)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
  13,311,892      13,244,438     130,504,071     131,616,515     9,863,434    10,554,251    15,527,480    16,564,062
============    ============  ==============  ==============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                   AST SMALL-CAP GROWTH          AST MID-CAP VALUE          AST SMALL-CAP VALUE
                                  OPPORTUNITIES PORTFOLIO            PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,744,632) $ (2,278,495) $ (1,798,086) $ (1,606,358) $ (1,878,352) $ (1,654,239)
  Capital gains distributions
   received....................            -             -             -             -             -             -
  Realized gain (loss) on
   shares redeemed.............   10,739,907     6,712,556     6,905,924     5,136,019     8,265,098     5,667,353
  Net change in unrealized
   gain (loss) on
   investments.................   (3,381,016)   40,557,338     7,643,071    20,238,075    (3,126,077)   24,022,796
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    4,614,259    44,991,399    12,750,909    23,767,736     3,260,669    28,035,910
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    3,494,896     4,892,146     3,537,757     3,457,931     3,128,285     4,036,826
  Annuity Payments.............      (91,524)       (2,506)      (18,364)            -       (78,219)      (16,124)
  Surrenders, withdrawals
   and death benefits..........   (6,587,649)   (3,813,990)   (4,393,183)   (2,499,535)   (5,097,887)   (3,517,235)
  Net transfers between
   other subaccounts or
   fixed rate option...........    3,542,011     4,436,311    (1,959,015)    7,102,821    (9,355,501)   14,965,909
  Other charges................   (1,477,499)   (1,265,609)     (913,794)     (842,411)     (872,962)     (795,593)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (1,119,765)    4,246,352    (3,746,599)    7,218,806   (12,276,284)   14,673,783
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    3,494,494    49,237,751     9,004,310    30,986,542    (9,015,615)   42,709,693

NET ASSETS
  Beginning of period..........  165,527,400   116,289,649   104,910,530    73,923,988   116,350,334    73,640,641
  End of period................ $169,021,894  $165,527,400  $113,914,840  $104,910,530  $107,334,719  $116,350,334
                                ============  ============  ============  ============  ============  ============

  Beginning units..............   10,131,377     9,818,251     6,398,667     5,850,124     7,037,534     6,003,052
  Units issued.................    4,179,553     5,142,536     1,792,764     3,405,259     1,877,312     4,087,391
  Units redeemed...............   (4,279,123)   (4,829,410)   (2,021,700)   (2,856,716)   (2,620,935)   (3,052,909)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................   10,031,807    10,131,377     6,169,731     6,398,667     6,293,911     7,037,534
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
     AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE     AST LORD ABBETT CORE FIXED
CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO               INCOME PORTFOLIO
---------------------------   --------------------------  --------------------------  --------------------------
  01/01/2014     01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
      TO             TO            TO            TO            TO            TO            TO            TO
 02/07/2014**    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    (273,980)  $ (2,363,887) $ (4,489,213) $ (3,809,777) $ (4,887,200) $ (3,661,534) $ (7,727,817) $ (7,286,099)

            -              -             -             -             -             -             -             -

   38,732,776      6,599,021    13,426,753     6,322,862    16,653,317     9,369,298     2,437,958     1,123,229
  (41,075,181)    29,022,123    15,054,195    54,767,800    33,285,748    90,428,486    32,200,094   (11,911,336)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

   (2,616,385)    33,257,257    23,991,735    57,280,885    45,051,865    96,136,250    26,910,235   (18,074,206)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

      257,502      4,366,874     6,991,454     7,123,224     9,628,669    16,540,997    12,207,888    23,332,883
      (11,098)       (29,097)      (27,616)            -       (67,716)     (155,410)      (40,378)     (172,797)
   (1,577,629)    (4,008,662)  (11,383,619)   (5,922,143)  (17,583,461)   (8,897,351)  (21,901,382)  (13,891,000)
 (154,209,731)    11,080,409    (7,675,090)   23,004,182    11,162,392    28,407,974    49,705,307    34,773,058
     (136,573)    (1,184,604)   (2,276,657)   (1,984,922)   (4,028,164)   (3,421,722)   (6,091,626)   (5,578,879)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (155,677,529)    10,224,920   (14,371,528)   22,220,341      (888,280)   32,474,488    33,879,809    38,463,265
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (158,293,914)    43,482,177     9,620,207    79,501,226    44,163,585   128,610,738    60,790,044    20,389,059

  158,293,914    114,811,737   261,949,491   182,448,265   365,288,606   236,677,868   533,925,206   513,536,147
$           -   $158,293,914  $271,569,698  $261,949,491  $409,452,191  $365,288,606  $594,715,250  $533,925,206
=============   ============  ============  ============  ============  ============  ============  ============

   10,275,322      9,485,632    15,464,440    13,956,345    25,383,341    22,984,462    46,780,133    43,059,995
      254,910      4,832,513     3,926,333     6,962,102     5,572,315     8,993,897    12,060,916    17,579,118
  (10,530,232)    (4,042,823)   (4,698,667)   (5,454,007)   (5,700,391)   (6,595,018)   (9,289,633)  (13,858,980)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
            -     10,275,322    14,692,106    15,464,440    25,255,265    25,383,341    49,551,416    46,780,133
=============   ============  ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                AST LOOMIS SAYLES LARGE-CAP       AST MFS GROWTH           AST NEUBERGER BERMAN
                                     GROWTH PORTFOLIO                PORTFOLIO           MID-CAP GROWTH PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014      01/01/2013
                                     TO            TO            TO            TO            TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014      12/31/2013
                                ------------  ------------  ------------  ------------  ------------    ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (6,194,961) $ (3,586,711) $ (1,757,070) $ (1,428,777) $ (4,326,555)   $ (3,561,884)
  Capital gains distributions
   received....................            -             -             -             -             -               -
  Realized gain (loss) on
   shares redeemed.............   16,122,217     9,832,848     6,694,014     4,446,624    13,083,844       7,815,474
  Net change in unrealized
   gain (loss) on
   investments.................   27,283,225    61,003,852     2,940,022    25,018,462     7,423,717      56,991,025
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   37,210,481    67,249,989     7,876,966    28,036,309    16,181,006      61,244,615
                                ------------  ------------  ------------  ------------  ------------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    5,312,489     5,003,450     5,227,922     4,682,978     7,189,759       9,120,079
  Annuity Payments.............     (559,673)      (52,544)      (17,250)      (25,317)      (90,900)        (40,925)
  Surrenders, withdrawals
   and death benefits..........  (16,813,650)   (8,316,195)   (4,487,311)   (2,164,846)  (10,024,884)     (5,103,021)
  Net transfers between
   other subaccounts or
   fixed rate option...........  127,973,609    (2,595,089)    1,100,086    10,019,993       246,134      18,276,470
  Other charges................   (3,287,287)   (2,040,670)   (1,045,625)     (906,475)   (2,518,931)     (2,296,920)
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  112,625,488    (8,001,048)      777,822    11,606,333    (5,198,822)     19,955,683
                                ------------  ------------  ------------  ------------  ------------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  149,835,969    59,248,941     8,654,788    39,642,642    10,982,184      81,200,298

NET ASSETS
  Beginning of period..........  255,014,042   195,765,101   113,750,049    74,107,407   273,973,887     192,773,589
  End of period................ $404,850,011  $255,014,042  $122,404,837  $113,750,049  $284,956,071    $273,973,887
                                ============  ============  ============  ============  ============    ============

  Beginning units..............   16,363,267    16,938,867     7,176,134     6,309,389    16,795,002      15,458,233
  Units issued.................   13,534,480     5,256,093     2,249,015     3,416,383     5,230,251       6,769,517
  Units redeemed...............   (6,114,508)   (5,831,693)   (2,181,742)   (2,549,638)   (5,527,852)     (5,432,748)
                                ------------  ------------  ------------  ------------  ------------    ------------
  Ending units.................   23,783,239    16,363,267     7,243,407     7,176,134    16,497,401      16,795,002
                                ============  ============  ============  ============  ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST NEUBERGER BERMAN/LSV     AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY     AST QMA US EQUITY ALPHA
  MID-CAP VALUE PORTFOLIO           BOND PORTFOLIO             INCOME PORTFOLIO                PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (4,705,622)   $ (3,344,071) $ (3,005,116) $ (3,289,358) $ (4,307,216) $ (3,590,819) $ (2,036,485) $ (1,490,144)
           -               -             -             -             -             -             -             -
  15,642,469       8,607,072      (787,920)     (897,198)   10,238,310     7,388,337     5,958,156     3,897,350
  20,987,783      57,827,143       706,223    (3,686,135)   12,334,345    59,177,431    13,015,970    20,138,150
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  31,924,630      63,090,144    (3,086,813)   (7,872,691)   18,265,439    62,974,949    16,937,641    22,545,356
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   7,329,204       6,558,096     4,764,280     7,160,809     8,741,098    14,701,703     3,463,463     2,890,074
     (98,356)        (92,672)      (55,898)      (94,602)       (6,063)      (78,730)       (4,442)            -
 (13,421,108)     (6,389,574)  (13,959,453)  (10,559,547)   (9,370,738)   (5,286,974)   (5,084,069)   (2,152,050)
   9,582,255      55,965,577   (10,054,980)  (20,279,948)    1,716,913    30,523,319    51,333,513    12,895,246
  (2,325,133)     (1,720,946)   (1,217,695)   (1,390,393)   (3,240,621)   (2,887,419)   (1,040,835)     (768,727)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   1,066,862      54,320,481   (20,523,746)  (25,163,681)   (2,159,411)   36,971,899    48,667,630    12,864,543
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  32,991,492     117,410,625   (23,610,559)  (33,036,372)   16,106,028    99,946,848    65,605,271    35,409,899

 259,477,265     142,066,640   185,800,284   218,836,656   306,640,049   206,693,201   103,101,788    67,691,889
$292,468,757    $259,477,265  $162,189,725  $185,800,284  $322,746,077  $306,640,049  $168,707,059  $103,101,788
============    ============  ============  ============  ============  ============  ============  ============

  15,233,966      11,617,746    17,793,464    20,118,049    21,980,538    19,042,134     6,346,657     5,426,681
   4,987,634       9,074,009     5,257,481     7,801,775     3,951,174     8,329,657     4,843,454     3,193,896
  (4,872,123)     (5,457,789)   (7,184,978)  (10,126,360)   (4,114,882)   (5,391,253)   (2,210,412)   (2,273,920)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,349,477      15,233,966    15,865,967    17,793,464    21,816,830    21,980,538     8,979,699     6,346,657
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                 AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET        AST MFS GLOBAL EQUITY
                                    RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO                PORTFOLIO
                                --------------------------  ------------------------------  --------------------------
                                 01/01/2014    01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013
                                     TO            TO             TO              TO             TO            TO
                                 12/31/2014    12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013
                                ------------  ------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (5,664,136) $ (5,536,439) $ (123,062,097) $ (103,215,691) $ (5,389,705) $ (4,037,356)
  Capital gains distributions
   received....................            -             -               -               -             -             -
  Realized gain (loss) on
   shares redeemed.............    8,496,082     1,916,800      90,971,266      47,950,511    11,517,102     7,382,484
  Net change in unrealized
   gain (loss) on
   investments.................  (34,565,699)   42,300,106     345,108,884     935,275,273       240,863    54,371,515
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (31,733,753)   38,680,467     313,018,053     880,010,093     6,368,260    57,716,643
                                ------------  ------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,833,466     8,279,808     620,931,831   1,135,822,901    10,770,557    17,008,912
  Annuity Payments.............     (118,083)      (29,820)       (585,961)       (104,149)      (85,985)       (7,488)
  Surrenders, withdrawals
   and death benefits..........  (14,964,816)  (10,997,046)   (209,605,207)   (165,467,184)  (11,915,606)   (4,676,573)
  Net transfers between
   other subaccounts or
   fixed rate option...........    4,624,132   (13,404,234)     32,900,801     374,677,686    33,888,805    64,160,036
  Other charges................   (2,795,220)   (2,775,319)    (75,370,046)    (61,082,677)   (2,995,250)   (2,474,388)
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (6,420,521)  (18,926,611)    368,271,418   1,283,846,577    29,662,521    74,010,499
                                ------------  ------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (38,154,274)   19,753,856     681,289,471   2,163,856,670    36,030,781   131,727,142

NET ASSETS
  Beginning of period..........  333,568,421   313,814,565   7,295,773,746   5,131,917,076   320,306,026   188,578,884
  End of period................ $295,414,147  $333,568,421  $7,977,063,217  $7,295,773,746  $356,336,807  $320,306,026
                                ============  ============  ==============  ==============  ============  ============

  Beginning units..............   29,033,620    30,858,079     535,636,451     427,079,323    20,596,304    15,071,995
  Units issued.................   10,847,827    12,620,264      79,258,593     166,602,274     8,402,881    11,300,369
  Units redeemed...............  (11,230,367)  (14,444,723)    (46,368,046)    (58,045,146)   (6,480,754)   (5,776,060)
                                ------------  ------------  --------------  --------------  ------------  ------------
  Ending units.................   28,651,080    29,033,620     568,526,998     535,636,451    22,518,431    20,596,304
                                ============  ============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL     AST TEMPLETON GLOBAL BOND     AST WELLINGTON MANAGEMENT       AST CAPITAL GROWTH ASSET
     EQUITY PORTFOLIO                  PORTFOLIO              HEDGED EQUITY PORTFOLIO          ALLOCATION PORTFOLIO
--------------------------    --------------------------  ------------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013      01/01/2014      01/01/2013
     TO              TO            TO            TO             TO              TO              TO              TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013      12/31/2014      12/31/2013
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

$ (3,464,472)   $ (3,010,429) $ (2,785,992) $ (2,865,066) $  (23,170,716) $  (14,211,647) $ (117,281,762) $  (95,236,042)

           -               -             -             -               -               -               -               -

   4,465,079       4,512,739      (304,263)   (1,865,637)     20,416,371       9,008,494      94,697,186      59,835,011

 (18,138,406)     20,942,640     1,406,712    (6,319,612)     56,145,958     152,255,220     374,353,508   1,064,403,514
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

 (17,137,799)     22,444,950    (1,683,543)  (11,050,315)     53,391,613     147,052,067     351,768,932   1,029,002,483
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------


   3,676,313       4,799,756     6,565,915     8,648,846     232,424,890     242,994,177     512,802,515     560,289,238
    (265,073)        (44,221)      (71,067)            -        (270,511)              -        (796,622)     (1,167,874)
  (7,216,587)     (5,095,578)   (7,345,855)   (5,192,547)    (44,984,678)    (22,293,774)   (209,753,742)   (142,053,637)

  17,033,688      27,244,684     1,308,642    10,833,345     102,736,396     254,737,269     259,517,236     643,234,234
  (1,746,088)     (1,548,127)   (1,971,527)   (1,936,482)    (13,655,236)     (7,830,683)    (58,256,672)    (44,944,634)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  11,482,253      25,356,514    (1,513,892)   12,353,162     276,250,861     467,606,989     503,512,715   1,015,357,327
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  (5,655,546)     47,801,464    (3,197,435)    1,302,847     329,642,474     614,659,056     855,281,647   2,044,359,810

 207,308,532     159,507,068   197,497,290   196,194,443   1,219,180,055     604,520,999   6,496,922,673   4,452,562,863
$201,652,986    $207,308,532  $194,299,855  $197,497,290  $1,548,822,529  $1,219,180,055  $7,352,204,320  $6,496,922,673
============    ============  ============  ============  ==============  ==============  ==============  ==============

  16,428,334      14,336,993    19,027,712    17,787,754     106,042,703      62,039,064     477,773,399     393,993,551
   5,120,464       7,201,703     3,536,753     7,128,897      42,555,974      58,654,687      84,711,039     141,512,912
  (4,164,391)     (5,110,362)   (3,651,140)   (5,888,939)    (18,571,778)    (14,651,048)    (45,648,348)    (57,733,064)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------
  17,384,407      16,428,334    18,913,325    19,027,712     130,026,899     106,042,703     516,836,090     477,773,399
============    ============  ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                 AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION      AST PRESERVATION ASSET
                                     ALLOCATION PORTFOLIO                  PORTFOLIO                 ALLOCATION PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014      01/01/2013      01/01/2014        01/01/2013
                                      TO              TO              TO              TO              TO                TO
                                  12/31/2014      12/31/2013      12/31/2014      12/31/2013      12/31/2014        12/31/2013
                                --------------  --------------  --------------  --------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (72,750,126) $  (72,491,342) $ (111,792,335) $  (99,031,672) $  (78,276,914)   $  (77,511,909)
  Capital gains distributions
   received....................              -               -               -               -               -                 -
  Realized gain (loss) on
   shares redeemed.............     95,706,429      68,552,302     128,836,422      70,953,758      83,912,490        63,429,301
  Net change in unrealized
   gain (loss) on
   investments.................     59,313,157     314,173,931     302,854,566     896,673,451     176,544,566       334,261,391
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     82,269,460     310,234,891     319,898,653     868,595,537     182,180,142       320,178,783
                                --------------  --------------  --------------  --------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    114,457,440     255,874,853     471,046,445     590,440,826     223,271,228       533,326,229
  Annuity Payments.............       (780,486)       (168,290)     (1,304,222)     (1,302,655)     (1,457,326)       (1,449,062)
  Surrenders, withdrawals
   and death benefits..........   (163,169,733)   (129,497,366)   (305,158,588)   (220,964,555)   (224,651,902)     (206,055,789)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (228,388,375)    (42,413,028)     22,826,995     229,359,873    (135,711,038)     (273,355,205)
  Other charges................    (35,155,467)    (34,253,747)    (57,748,662)    (48,833,380)    (38,624,903)      (36,877,576)
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (313,036,621)     49,542,422     129,661,968     548,700,109    (177,173,941)       15,588,597
                                --------------  --------------  --------------  --------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (230,767,161)    359,777,313     449,560,621   1,417,295,646       5,006,201       335,767,380

NET ASSETS
  Beginning of period..........  4,268,987,509   3,909,210,196   6,621,022,037   5,203,726,391   4,626,397,788     4,290,630,408
  End of period................ $4,038,220,348  $4,268,987,509  $7,070,582,658  $6,621,022,037  $4,631,403,989    $4,626,397,788
                                ==============  ==============  ==============  ==============  ==============    ==============

  Beginning units..............    351,118,214     347,097,295     500,114,203     451,333,466     372,081,247       367,593,732
  Units issued.................     34,165,898      91,436,570      63,815,696     107,133,582      44,538,340        92,474,155
  Units redeemed...............    (59,042,809)    (87,415,651)    (49,900,651)    (58,352,845)    (56,316,557)      (87,986,640)
                                --------------  --------------  --------------  --------------  --------------    --------------
  Ending units.................    326,241,303     351,118,214     514,029,248     500,114,203     360,303,030       372,081,247
                                ==============  ==============  ==============  ==============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  AST FI PYRAMIS QUANTITATIVE          AST PRUDENTIAL GROWTH          AST ADVANCED STRATEGIES     AST T. ROWE PRICE LARGE-CAP
           PORTFOLIO                   ALLOCATION PORTFOLIO                  PORTFOLIO                 GROWTH PORTFOLIO
------------------------------    ------------------------------  ------------------------------  --------------------------
  01/01/2014        01/01/2013      01/01/2014      01/01/2013      01/01/2014      01/01/2013     01/01/2014    01/01/2013
      TO                TO              TO              TO              TO              TO             TO            TO
  12/31/2014        12/31/2013      12/31/2014      12/31/2013      12/31/2014      12/31/2013     12/31/2014    12/31/2013
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$  (51,821,901)   $  (46,384,766) $  (67,512,802) $  (55,749,541) $  (98,385,521) $  (83,973,577) $ (9,507,694) $ (7,166,270)
             -                 -               -               -               -               -             -             -
    44,610,435        24,356,472      66,598,752      46,043,311      82,605,065      40,148,567    30,501,608    19,155,374
    54,131,026       365,241,460     290,309,554     475,568,287     272,951,036     729,496,156    14,153,499   137,633,132
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    46,919,560       343,213,166     289,395,504     465,862,057     257,170,580     685,671,146    35,147,413   149,622,236
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   208,006,992       423,649,841     396,347,270     490,879,666     473,353,471     872,367,545    15,108,616    12,879,318
      (132,766)         (105,809)       (102,703)        (30,505)       (500,837)       (202,461)     (197,508)     (390,375)
   (97,783,785)      (70,558,540)   (111,762,787)    (69,621,152)   (166,419,591)   (102,039,897)  (25,188,329)  (12,915,331)
   (64,276,862)       88,538,266      98,185,021     183,162,131     (34,653,492)    256,799,959    36,967,604    53,104,968
   (30,839,394)      (26,492,996)    (40,348,632)    (31,952,284)    (58,571,567)    (48,252,611)   (4,578,353)   (3,630,699)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    14,974,185       415,030,762     342,318,169     572,437,856     213,207,984     978,672,535    22,112,030    49,047,881
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    61,893,745       758,243,928     631,713,673   1,038,299,913     470,378,564   1,664,343,681    57,259,443   198,670,117

 3,164,359,014     2,406,115,086   3,842,655,603   2,804,355,690   5,785,627,771   4,121,284,090   533,489,977   334,819,860
$3,226,252,759    $3,164,359,014  $4,474,369,276  $3,842,655,603  $6,256,006,335  $5,785,627,771  $590,749,420  $533,489,977
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   248,285,247       211,694,110     296,876,303     248,629,701     426,587,465     343,975,841    30,310,526    26,918,480
    30,841,738        75,474,768      71,848,709     117,253,080      59,738,841     132,340,734    11,436,303    14,370,434
   (28,036,054)      (38,883,631)    (43,919,773)    (69,006,478)    (39,229,017)    (49,729,110)  (10,157,260)  (10,978,388)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
   251,090,931       248,285,247     324,805,239     296,876,303     447,097,289     426,587,465    31,589,569    30,310,526
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                      AST MONEY MARKET           AST SMALL-CAP GROWTH         AST PIMCO TOTAL RETURN
                                          PORTFOLIO                    PORTFOLIO                  BOND PORTFOLIO
                                ----------------------------  --------------------------  ------------------------------
                                  01/01/2014     01/01/2013    01/01/2014    01/01/2013     01/01/2014        01/01/2013
                                      TO             TO            TO            TO             TO                TO
                                  12/31/2014     12/31/2013    12/31/2014    12/31/2013     12/31/2014        12/31/2013
                                -------------  -------------  ------------  ------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (3,371,060) $  (3,881,312) $ (3,422,560) $ (2,938,361) $  (36,176,687)   $  (38,927,585)
  Capital gains distributions
   received....................             -              -             -             -               -                 -
  Realized gain (loss) on
   shares redeemed.............             -              -    11,310,070     8,559,959      16,924,460         6,281,303
  Net change in unrealized
   gain (loss) on
   investments.................             -              -    (5,292,822)   41,010,364      75,148,785       (54,331,412)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    (3,371,060)    (3,881,312)    2,594,688    46,631,962      55,896,558       (86,977,694)
                                -------------  -------------  ------------  ------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    27,726,396     22,103,019     4,251,353     5,898,112      22,207,648        54,056,842
  Annuity Payments.............      (372,935)      (208,515)      (40,497)      (33,619)     (1,118,893)         (482,437)
  Surrenders, withdrawals
   and death benefits..........  (541,946,316)  (402,713,712)  (10,353,999)   (5,510,271)   (111,840,438)      (99,940,501)
  Net transfers between
   other subaccounts or
   fixed rate option...........   498,669,589    359,461,678    (7,556,877)   30,508,550    (151,696,514)       19,141,887
  Other charges................    (1,316,304)    (1,633,554)   (1,591,535)   (1,399,774)    (18,679,305)      (19,476,356)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (17,239,570)   (22,991,084)  (15,291,555)   29,462,998    (261,127,502)      (46,700,565)
                                -------------  -------------  ------------  ------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (20,610,630)   (26,872,396)  (12,696,867)   76,094,960    (205,230,944)     (133,678,259)

NET ASSETS
  Beginning of period..........   213,351,383    240,223,779   209,243,993   133,149,033   2,248,671,453     2,382,349,712
  End of period................ $ 192,740,753  $ 213,351,383  $196,547,126  $209,243,993  $2,043,440,509    $2,248,671,453
                                =============  =============  ============  ============  ==============    ==============

  Beginning units..............    22,470,117     24,862,519    11,797,325     9,973,084     201,354,458       205,774,079
  Units issued.................    82,675,436     79,679,312     3,444,802     6,402,174      29,703,591        68,223,104
  Units redeemed...............   (84,562,496)   (82,071,714)   (4,347,953)   (4,577,933)    (52,482,271)      (72,642,725)
                                -------------  -------------  ------------  ------------  --------------    --------------
  Ending units.................    20,583,057     22,470,117    10,894,174    11,797,325     178,575,778       201,354,458
                                =============  =============  ============  ============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE     AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS     AST INVESTMENT GRADE BOND
        PORTFOLIO                    PORTFOLIO               FUND - CLASS II                 PORTFOLIO
------------------------    --------------------------  ------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013    01/01/2014      01/01/2013
     TO             TO           TO            TO            TO           TO            TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013    12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
$(1,553,955)   $(1,351,139) $ (2,460,907) $ (2,208,975) $   (81,250) $   (84,980) $ (10,142,018) $   (20,405,294)
          -              -             -             -            -            -              -                -
  2,221,822      1,828,020     2,822,412     3,011,448     (601,649)    (700,866)    27,516,144       45,474,885
 (8,799,804)    12,326,023   (14,599,899)   29,413,294      (31,209)     518,672      8,273,533      (55,708,223)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (8,131,937)    12,802,904   (14,238,394)   30,215,767     (714,108)    (267,174)    25,647,659      (30,638,632)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  3,423,733      2,080,339     5,982,370     5,811,896       18,269       69,556              -            1,086
          -              -       (64,610)            -       (5,435)      (9,671)      (134,596)         (61,413)
 (3,187,660)    (1,591,422)   (6,255,953)   (3,240,685)  (1,385,534)  (1,404,435)   (32,638,477)     (42,190,435)
  6,493,530      9,640,410    11,487,427     8,780,202     (703,990)    (618,588)   119,488,830   (2,436,220,844)
   (810,811)      (722,156)   (2,331,328)   (2,213,068)     (31,217)     (35,451)    (6,349,432)     (13,275,629)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  5,918,792      9,407,171     8,817,906     9,138,345   (2,107,907)  (1,998,589)    80,366,325   (2,491,747,235)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (2,213,145)    22,210,075    (5,420,488)   39,354,112   (2,822,015)  (2,265,763)   106,013,984   (2,522,385,867)

 92,461,154     70,251,079   206,639,394   167,285,282   10,904,677   13,170,440    621,532,307    3,143,918,174
$90,248,009    $92,461,154  $201,218,906  $206,639,394  $ 8,082,662  $10,904,677  $ 727,546,291  $   621,532,307
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  7,524,472      6,716,213    17,172,146    16,432,762      742,948      882,429     48,729,870      240,121,532
  2,565,401      3,428,385     3,351,746     4,313,807       45,731       73,088    125,792,735      254,716,574
 (2,088,155)    (2,620,126)   (2,612,216)   (3,574,423)    (194,129)    (212,569)  (119,552,935)    (446,108,236)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
  8,001,718      7,524,472    17,911,676    17,172,146      594,550      742,948     54,969,670       48,729,870
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                AST WESTERN ASSET CORE PLUS
                                      BOND PORTFOLIO          AST BOND PORTFOLIO 2018    AST BOND PORTFOLIO 2019
                                --------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (8,299,655) $ (7,158,648) $ (1,903,688) $ (3,055,944) $  (355,085) $  (532,899)
  Capital gains distributions
   received....................            -             -             -             -            -            -
  Realized gain (loss) on
   shares redeemed.............    2,614,184      (123,284)    1,375,076     3,945,623     (145,979)    (922,958)
  Net change in unrealized
   gain (loss) on
   investments.................   30,024,573    (6,396,206)    1,136,213    (7,897,543)     895,656     (120,716)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   24,339,102   (13,678,138)      607,601    (7,007,864)     394,592   (1,576,573)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,185,821     9,159,292         2,969         1,408          177            1
  Annuity Payments.............      (15,994)         (480)      (44,634)      (66,384)           -            -
  Surrenders, withdrawals
   and death benefits..........  (22,186,314)  (12,772,463)   (6,227,192)   (7,927,132)  (1,615,586)  (1,350,009)
  Net transfers between
   other subaccounts or
   fixed rate option...........   98,884,582    32,365,434   (21,668,154)  (50,377,482)  (5,181,232)  (6,706,267)
  Other charges................   (4,313,496)   (3,781,787)      (54,014)      (79,870)      (6,826)     (10,058)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   78,554,599    24,969,996   (27,991,025)  (58,449,460)  (6,803,467)  (8,066,333)
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  102,893,701    11,291,858   (27,383,424)  (65,457,324)  (6,408,875)  (9,642,906)

NET ASSETS
  Beginning of period..........  433,900,626   422,608,768   103,179,417   168,636,741   20,191,487   29,834,393
  End of period................ $536,794,327  $433,900,626  $ 75,795,993  $103,179,417  $13,782,612  $20,191,487
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............   38,646,845    36,399,377     8,868,288    13,760,511    1,691,166    2,326,700
  Units issued.................   19,265,815    18,732,940     1,121,510     5,918,190      226,128    1,530,852
  Units redeemed...............  (12,502,727)  (16,485,472)   (3,517,141)  (10,810,413)    (789,925)  (2,166,386)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   45,409,933    38,646,845     6,472,657     8,868,288    1,127,369    1,691,166
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE       AST PARAMETRIC EMERGING        AST GOLDMAN SACHS           AST SCHRODERS GLOBAL
        PORTFOLIO            MARKETS EQUITY PORTFOLIO    SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO
------------------------    --------------------------  --------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO             TO           TO            TO            TO            TO             TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
$(1,473,015)   $(1,401,476) $ (4,006,743) $ (3,873,173) $ (5,081,330) $ (4,041,940) $  (52,821,153) $  (43,827,707)
          -              -             -             -             -             -               -               -
  3,163,617      2,848,012     3,832,992      (521,022)   14,967,790    10,406,854      44,574,991      22,736,138
  7,982,892       (469,758)  (13,426,752)   (1,225,925)    5,820,431    68,757,326     141,952,646     416,617,246
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  9,673,494        976,778   (13,600,503)   (5,620,120)   15,706,891    75,122,240     133,706,484     395,525,677
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  2,003,071      3,303,671     3,229,677     4,710,033     7,172,219     7,717,819     246,746,836     429,604,430
          -              -       (45,471)         (998)      (45,446)            -         (63,576)              -
 (2,787,766)    (1,790,600)   (7,553,514)   (4,640,032)  (11,007,567)   (5,307,498)    (79,125,750)    (45,127,749)
 (2,329,180)     8,400,753    (2,563,353)   25,223,113    11,685,612    33,690,552       6,779,266     261,516,399
   (774,961)      (748,144)   (2,251,932)   (2,170,077)   (2,732,043)   (2,351,544)    (32,626,534)    (26,616,356)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

 (3,888,836)     9,165,680    (9,184,593)   23,122,039     5,072,775    33,749,329     141,710,242     619,376,724
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  5,784,658     10,142,458   (22,785,096)   17,501,919    20,779,666   108,871,569     275,416,726   1,014,902,401

 82,370,919     72,228,461   237,959,556   220,457,637   301,627,095   192,755,526   3,115,314,824   2,100,412,423
$88,155,577    $82,370,919  $215,174,460  $237,959,556  $322,406,761  $301,627,095  $3,390,731,550  $3,115,314,824
===========    ===========  ============  ============  ============  ============  ==============  ==============

  6,106,874      5,471,216    22,889,863    20,908,701    17,117,415    14,958,208     229,670,371     178,381,363
  1,770,397      3,840,124     8,393,948    12,781,560     5,574,993     8,396,309      34,994,071      79,752,768
 (2,040,345)    (3,204,466)   (9,217,574)  (10,800,398)   (5,265,910)   (6,237,102)    (22,338,360)    (28,463,760)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
  5,836,926      6,106,874    22,066,237    22,889,863    17,426,498    17,117,415     242,326,082     229,670,371
===========    ===========  ============  ============  ============  ============  ==============  ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                     AST RCM WORLD TRENDS           AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS MULTI-ASSET
                                           PORTFOLIO                  THEMATIC PORTFOLIO                     PORTFOLIO
                                ------------------------------  ------------------------------    ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014        01/01/2013      01/01/2014      01/01/2013
                                      TO              TO              TO                TO              TO              TO
                                  12/31/2014      12/31/2013      12/31/2014        12/31/2013      12/31/2014      12/31/2013
                                --------------  --------------  --------------    --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (53,163,091) $  (46,536,325) $  (34,637,298)   $  (29,684,371) $  (32,043,525) $  (29,032,146)
  Capital gains distributions
   received....................              -               -               -                 -               -               -
  Realized gain (loss) on
   shares redeemed.............     37,513,354      19,871,313      34,729,612        18,941,609      27,591,382      17,424,373
  Net change in unrealized
   gain (loss) on
   investments.................    128,398,437     318,894,049      98,252,706       255,564,038      50,023,510     146,478,565
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    112,748,700     292,229,037      98,345,020       244,821,276      45,571,367     134,870,792
                                --------------  --------------  --------------    --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    285,035,668     520,676,293     174,349,040       274,199,756     211,469,641     275,028,090
  Annuity Payments.............        (95,497)        (22,758)        (35,666)          (43,373)        (88,671)        (82,836)
  Surrenders, withdrawals
   and death benefits..........    (89,609,044)    (59,475,556)    (51,303,516)      (30,466,339)    (59,404,706)    (41,066,460)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (48,601,930)     30,609,352     (36,738,193)       85,616,365     (58,901,463)    (30,327,942)
  Other charges................    (33,951,672)    (28,829,882)    (21,637,782)      (18,187,900)    (20,241,701)    (17,705,119)
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    112,777,525     462,957,449      64,633,883       311,118,509      72,833,100     185,845,733
                                --------------  --------------  --------------    --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    225,526,225     755,186,486     162,978,903       555,939,785     118,404,467     320,716,525

NET ASSETS
  Beginning of period..........  3,225,998,690   2,470,812,204   2,077,440,086     1,521,500,301   1,929,095,433   1,608,378,908
  End of period................ $3,451,524,915  $3,225,998,690  $2,240,418,989    $2,077,440,086  $2,047,499,900  $1,929,095,433
                                ==============  ==============  ==============    ==============  ==============  ==============

  Beginning units..............    262,920,377     221,185,811     155,830,286       129,515,188     160,349,399     142,916,661
  Units issued.................     36,713,028      81,627,590      23,280,576        49,333,229      30,071,539      50,524,847
  Units redeemed...............    (25,643,398)    (39,893,024)    (16,876,338)      (23,018,131)    (22,309,403)    (33,092,109)
                                --------------  --------------  --------------    --------------  --------------  --------------
  Ending units.................    273,990,007     262,920,377     162,234,524       155,830,286     168,111,535     160,349,399
                                ==============  ==============  ==============    ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER   PROFUND VP CONSUMER       PROFUND VP
           PORTFOLIO                     SERVICES           GOODS PORTFOLIO         FINANCIALS
---------------------------------  --------------------  --------------------  --------------------
  01/01/2014        01/01/2013     01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
      TO                TO             TO         TO         TO         TO         TO         TO
  12/31/2014        12/31/2013     12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
 --------------   --------------   ---------- ---------- ---------- ---------- ---------- ----------
$  (37,736,852)   $  (28,885,572)  $  (5,157)  $ (3,505)  $ (1,643) $  (1,548) $ (11,009) $  (9,629)
             -                 -         369        901          -          -          -          -
    24,029,438        12,009,448      62,389     15,030     39,032     53,145    105,700    150,133
   104,476,065       293,557,493     (23,934)    96,045    (17,928)    42,117     (4,596)   100,720
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

    90,768,651       276,681,369      33,667    108,471     19,461     93,714     90,095    241,224
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   282,683,859       341,155,813       3,136     10,321          -     12,369          -     11,756
       (80,360)          (80,911)          -          -          -          -          -          -
   (52,323,626)      (29,493,160)    (32,713)   (10,187)    (4,477)   (11,121)  (102,777)  (172,709)
    59,043,651       227,811,447    (126,497)   236,106    (51,474)  (111,610)    72,805   (104,845)
   (23,087,197)      (17,244,709)     (2,929)    (3,227)    (1,478)    (3,274)    (6,156)    (7,599)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   266,236,327       522,148,480    (159,003)   233,013    (57,429)  (113,636)   (36,128)  (273,397)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   357,004,978       798,829,849    (125,336)   341,484    (37,968)   (19,922)    53,967    (32,173)

 2,122,569,187     1,323,739,338     518,459    176,975    404,042    423,964    863,069    895,242
$2,479,574,165    $2,122,569,187   $ 393,123   $518,459   $366,074  $ 404,042  $ 917,036  $ 863,069
 ==============   ==============   =========   ========   ========  =========  =========  =========

   157,736,679       113,954,635      27,168     12,519     25,017     33,923     95,105    114,536
    36,326,446        61,576,994       5,014     22,563     10,081     15,627     46,441     66,574
   (14,371,817)      (17,794,950)    (13,294)    (7,914)   (14,041)   (24,533)   (55,475)   (86,005)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------
   179,691,308       157,736,679      18,888     27,168     21,057     25,017     86,071     95,105
 ==============   ==============   =========   ========   ========  =========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                      PROFUND VP             PROFUND VP         PROFUND VP MID-CAP
                                      HEALTH CARE            INDUSTRIALS              GROWTH
                                ----------------------  --------------------   --------------------
                                01/01/2014  01/01/2013  01/01/2014 01/01/2013  01/01/2014 01/01/2013
                                    TO          TO          TO         TO          TO         TO
                                12/31/2014  12/31/2013  12/31/2014 12/31/2013  12/31/2014 12/31/2013
                                ----------  ----------  ---------- ----------  ---------- ----------
OPERATIONS
  Net investment income
   (loss)...................... $  (24,280) $  (14,803)  $ (4,664)  $ (2,610)  $  (8,253)  $ (7,999)
  Capital gains distributions
   received....................          -           -          -          -      51,832          -
  Realized gain (loss) on
   shares redeemed.............    220,135     218,079     51,026     27,513      32,500     25,303
  Net change in unrealized
   gain (loss) on
   investments.................    213,384     254,121    (28,367)    87,024     (57,077)   116,934
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    409,239     457,397     17,995    111,927      19,002    134,238
                                ----------  ----------   --------   --------   ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     75,268      28,155        234     20,063       7,686      3,971
  Annuity Payments.............          -           -          -          -           -          -
  Surrenders, withdrawals
   and death benefits..........   (247,149)   (273,558)   (94,641)   (16,095)    (56,859)    (2,487)
  Net transfers between
   other subaccounts or
   fixed rate option...........    176,893     366,260     34,349     40,182     (51,955)   124,085
  Other charges................    (15,120)    (11,207)    (3,779)    (2,856)     (4,472)    (4,564)
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (10,108)    109,650    (63,837)    41,294    (105,600)   121,005
                                ----------  ----------   --------   --------   ---------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    399,131     567,047    (45,842)   153,221     (86,598)   255,243

NET ASSETS
  Beginning of period..........  1,795,350   1,228,303    421,843    268,622     628,203    372,960
  End of period................ $2,194,481  $1,795,350   $376,001   $421,843   $ 541,605   $628,203
                                ==========  ==========   ========   ========   =========   ========

  Beginning units..............    103,938      98,053     29,286     25,372      41,666     31,893
  Units issued.................     52,728      81,413     13,824     15,159       8,360     29,309
  Units redeemed...............    (52,760)    (75,528)   (17,621)   (11,245)    (15,907)   (19,536)
                                ----------  ----------   --------   --------   ---------   --------
  Ending units.................    103,906     103,938     25,489     29,286      34,119     41,666
                                ==========  ==========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP        PROFUND VP REAL                                PROFUND VP SMALL-CAP
        VALUE                  ESTATE         PROFUND VP SMALL-CAP GROWTH         VALUE
--------------------    --------------------  --------------------------  --------------------
01/01/2014   01/01/2013 01/01/2014 01/01/2013 01/01/2014    01/01/2013    01/01/2014 01/01/2013
    TO           TO         TO         TO         TO            TO            TO         TO
12/31/2014   12/31/2013 12/31/2014 12/31/2013 12/31/2014    12/31/2013    12/31/2014 12/31/2013
----------   ---------- ---------- ---------- ----------    ----------    ---------- ----------
$  (7,800)   $  (5,645)  $  1,160   $ (2,101) $   (8,519)   $   (7,898)   $  (4,516)  $ (3,791)
        -            -          -          -     127,865        35,356       21,039          -
  129,617       98,924     33,635     24,618      28,522        37,662       86,047     50,523
  (84,476)      96,996     94,630    (32,908)   (173,367)      171,210      (85,674)    84,218
---------    ---------   --------   --------   ----------    ----------   ---------   --------

   37,341      190,275    129,425    (10,391)    (25,499)      236,330       16,896    130,950
---------    ---------   --------   --------   ----------    ----------   ---------   --------

    2,926        4,265     24,914      1,559     144,501        13,559        2,323      4,616
        -            -          -          -           -             -            -          -
 (167,658)    (180,444)   (56,141)   (41,469)   (181,797)      (15,398)     (55,678)    (9,631)
 (121,970)     103,871    152,997      4,492    (358,880)      542,075     (147,557)    11,002
   (5,220)      (3,913)    (4,780)    (3,626)     (4,229)       (3,947)      (2,592)    (2,376)
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (291,922)     (76,221)   116,990    (39,044)   (400,405)      536,289     (203,504)     3,611
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (254,581)     114,054    246,415    (49,435)   (425,904)      772,619     (186,608)   134,561

  759,404      645,350    446,378    495,813   1,183,248       410,629      448,176    313,615
$ 504,823    $ 759,404   $692,793   $446,378  $  757,344    $1,183,248    $ 261,568   $448,176
=========    =========   ========   ========   ==========    ==========   =========   ========

   50,948       56,486     43,744     47,844      67,635        33,858       28,475     27,156
   64,408       46,665     32,705     20,211      38,142        57,363       24,896     35,299
  (83,231)     (52,203)   (25,244)   (24,311)    (62,440)      (23,586)     (37,098)   (33,980)
---------    ---------   --------   --------   ----------    ----------   ---------   --------
   32,125       50,948     51,205     43,744      43,337        67,635       16,273     28,475
=========    =========   ========   ========   ==========    ==========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                     PROFUND VP                               PROFUND VP LARGE-CAP
                                 TELECOMMUNICATIONS   PROFUND VP UTILITIES           GROWTH
                                --------------------  --------------------   ----------------------
                                01/01/2014 01/01/2013 01/01/2014  01/01/2013 01/01/2014  01/01/2013
                                    TO         TO         TO          TO         TO          TO
                                12/31/2014 12/31/2013 12/31/2014  12/31/2013 12/31/2014  12/31/2013
                                ---------- ---------- ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................  $  3,294   $  1,211   $  3,508   $   8,702  $  (17,871) $  (11,181)
  Capital gains distributions
   received....................         -      5,794          -           -           -           -
  Realized gain (loss) on
   shares redeemed.............     4,448     13,104     50,173      41,411      79,361      24,831
  Net change in unrealized
   gain (loss) on
   investments.................    (7,260)    (4,089)   103,851      29,987      87,400     235,938
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................       482     16,020    157,532      80,100     148,890     249,588
                                 --------   --------   --------   ---------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................         -          1     38,087      22,344      17,048      14,864
  Annuity Payments.............         -          -          -           -           -           -
  Surrenders, withdrawals
   and death benefits..........   (55,471)    (2,219)   (26,359)   (144,342)   (135,358)    (24,712)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (8,066)   (64,467)    96,800     (45,149)    623,582     188,860
  Other charges................      (661)    (1,206)    (5,281)     (4,271)    (10,551)     (7,580)
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (64,198)   (67,891)   103,247    (171,418)    494,721     171,432
                                 --------   --------   --------   ---------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (63,716)   (51,871)   260,779     (91,318)    643,611     421,020

NET ASSETS
  Beginning of period..........   161,079    212,950    559,971     651,289   1,188,375     767,355
  End of period................  $ 97,363   $161,079   $820,750   $ 559,971  $1,831,986  $1,188,375
                                 ========   ========   ========   =========  ==========  ==========

  Beginning units..............    14,233     18,418     49,162      63,480      83,825      69,532
  Units issued.................     5,880     11,450     33,698      15,205      55,660      24,735
  Units redeemed...............   (11,542)   (15,635)   (28,118)    (29,523)    (24,648)    (10,442)
                                 --------   --------   --------   ---------  ----------  ----------
  Ending units.................     8,571     14,233     54,742      49,162     114,837      83,825
                                 ========   ========   ========   =========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
 PROFUND VP LARGE-CAP        AST BOSTON PARTNERS      AST JENNISON LARGE-CAP
         VALUE            LARGE-CAP VALUE PORTFOLIO      GROWTH PORTFOLIO        AST BOND PORTFOLIO 2020
----------------------    ------------------------  --------------------------  ------------------------
01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
    TO            TO           TO           TO           TO            TO            TO           TO
12/31/2014    12/31/2013   12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$  (10,142)   $   (4,569) $(1,510,220) $(1,255,493) $ (1,985,602) $ (1,579,698) $  (574,842) $  (366,945)
         -             -            -            -             -             -            -            -
    86,788        52,887    4,619,729    3,213,462     7,323,668     3,962,247      455,900     (384,439)
    37,630       209,553    3,997,423   16,406,066     3,462,386    26,382,795    1,223,623     (379,617)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   114,276       257,871    7,106,932   18,364,035     8,800,452    28,765,344    1,104,681   (1,131,001)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

    17,942         9,054    1,447,971    2,857,291     6,498,115     6,040,460        1,882            -
         -             -            -            -        (3,161)            -      (44,102)           -
  (184,722)      (24,708)  (2,982,027)  (1,862,136)   (3,912,090)   (1,876,753)  (1,806,519)    (571,342)
   291,260       199,454    3,412,167    4,753,163    12,192,699     3,904,369   (3,670,761)  31,867,193
    (9,232)       (7,006)    (756,906)    (640,911)   (1,122,046)     (923,143)      (8,909)      (2,857)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   115,248       176,794    1,121,205    5,107,407    13,653,517     7,144,933   (5,528,409)  31,292,994
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   229,524       434,665    8,228,137   23,471,442    22,453,969    35,910,277   (4,423,728)  30,161,993

 1,312,378       877,713   84,817,368   61,345,926   114,261,076    78,350,799   30,751,032      589,039
$1,541,902    $1,312,378  $93,045,505  $84,817,368  $136,715,045  $114,261,076  $26,327,304  $30,751,032
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

   104,670        91,816    5,993,027    5,590,456     7,114,061     6,499,133    2,612,664       48,358
    73,242        55,366    1,739,583    2,699,791     3,485,315     3,345,822    1,808,903    4,775,543
   (59,102)      (42,512)  (1,660,771)  (2,297,220)   (2,688,407)   (2,730,894)  (2,262,756)  (2,211,237)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
   118,810       104,670    6,071,839    5,993,027     7,910,969     7,114,061    2,158,811    2,612,664
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                                                                           WELLS FARGO ADVANTAGE
                                                                                           VT INTERNATIONAL EQUITY
                                  AST BOND PORTFOLIO 2017     AST BOND PORTFOLIO 2021         FUND - CLASS 1
                                --------------------------  ---------------------------    ----------------------
                                 01/01/2014    01/01/2013    01/01/2014       01/01/2013   01/01/2014  01/01/2013
                                     TO            TO            TO               TO           TO          TO
                                 12/31/2014    12/31/2013    12/31/2014       12/31/2013   12/31/2014  12/31/2013
                                ------------  ------------  ------------    -------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,871,629) $ (2,925,127) $ (2,157,051)   $  (3,004,419) $   6,938   $   4,036
  Capital gains distributions
   received....................            -             -             -                -     12,410      29,408
  Realized gain (loss) on
   shares redeemed.............    1,333,052     3,497,445     1,638,465        5,859,599      9,585      11,757
  Net change in unrealized
   gain (loss) on
   investments.................       15,030    (5,775,085)    4,962,818      (13,894,899)   (66,318)     54,187
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     (523,547)   (5,202,767)    4,444,232      (11,039,719)   (37,385)     99,388
                                ------------  ------------  ------------    -------------  ---------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................        6,959         1,347         2,238            2,442          -          20
  Annuity Payments.............     (150,115)            -             -                -          -           -
  Surrenders, withdrawals
   and death benefits..........   (9,313,828)   (7,989,415)  (14,691,112)      (5,733,375)   (74,105)    (91,839)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (14,944,115)  (49,547,409)   29,269,430      (92,713,029)   (29,647)    (12,623)
  Other charges................      (43,483)      (62,108)      (48,710)         (70,829)    (1,138)     (1,368)
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (24,444,582)  (57,597,585)   14,531,846      (98,514,791)  (104,890)   (105,810)
                                ------------  ------------  ------------    -------------  ---------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (24,968,129)  (62,800,352)   18,976,078     (109,554,510)  (142,275)     (6,422)

NET ASSETS
  Beginning of period..........   98,017,645   160,817,997    81,707,172      191,261,682    596,605     603,027
  End of period................ $ 73,049,516  $ 98,017,645  $100,683,250    $  81,707,172  $ 454,330   $ 596,605
                                ============  ============  ============    =============  =========   =========

  Beginning units..............    8,654,724    13,596,428     6,858,333       14,511,763     36,614      43,646
  Units issued.................    1,903,672     5,601,397     6,451,684        5,632,733        489         151
  Units redeemed...............   (4,053,160)  (10,543,101)   (5,287,692)     (13,286,163)    (7,229)     (7,183)
                                ------------  ------------  ------------    -------------  ---------   ---------
  Ending units.................    6,505,236     8,654,724     8,022,325        6,858,333     29,874      36,614
                                ============  ============  ============    =============  =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
    VT OMEGA GROWTH        VT SMALL CAP GROWTH    VT SMALL CAP VALUE
    FUND - CLASS 1           FUND - CLASS 1          FUND CLASS 1         AST BOND PORTFOLIO 2022
----------------------    --------------------  ----------------------  --------------------------
01/01/2014    01/01/2013  01/01/2014 01/01/2013 01/01/2014  01/01/2013   01/01/2014    01/01/2013
    TO            TO          TO         TO         TO          TO           TO            TO
12/31/2014    12/31/2013  12/31/2014 12/31/2013 12/31/2014  12/31/2013   12/31/2014    12/31/2013
----------    ----------  ---------- ---------- ----------  ----------  ------------  ------------
$  (19,868)   $  (15,546) $  (8,892) $  (9,575) $  (12,491) $   (9,063) $ (1,295,450) $ (2,173,071)
   220,607        97,279     48,695     28,660           -           -             -             -
   137,868        49,467     52,271     41,053      86,660      85,453       287,882     1,702,554
  (313,385)      260,420   (115,227)   156,675     (35,086)     84,685     5,552,214   (10,867,728)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

    25,222       391,620    (23,153)   216,813      39,083     161,075     4,544,646   (11,338,245)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

         -        20,820          -          -       1,014           -           237             -
         -             -          -          -           -      (7,567)     (106,062)            -
  (274,193)      (95,674)  (147,462)   (65,595)   (139,118)   (186,376)   (4,091,057)   (4,674,532)
  (137,657)       13,107     14,162    (48,882)    (86,679)    (77,047)  (16,967,377)  (50,904,840)
    (3,371)       (3,403)      (837)    (1,134)     (2,592)     (3,772)      (44,794)      (61,113)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (415,221)      (65,150)  (134,137)  (115,611)   (227,375)   (274,762)  (21,209,053)  (55,640,485)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (389,999)      326,470   (157,290)   101,202    (188,292)   (113,687)  (16,664,407)  (66,978,730)

 1,416,984     1,090,514    602,307    501,105   1,184,928   1,298,615    64,898,510   131,877,240
$1,026,985    $1,416,984  $ 445,017  $ 602,307  $  996,636  $1,184,928  $ 48,234,103  $ 64,898,510
==========    ==========  =========  =========  ==========  ==========  ============  ============

   472,750       502,082     33,271     40,950      86,455     107,072     5,949,622    10,633,328
     3,389        28,287      2,919      1,095       3,028       2,848       899,230     4,817,294
  (142,292)      (57,619)   (10,784)    (8,774)    (18,871)    (23,465)   (2,748,124)   (9,501,000)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------
   333,847       472,750     25,406     33,271      70,612      86,455     4,100,728     5,949,622
==========    ==========  =========  =========  ==========  ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                                                                               WELLS FARGO ADVANTAGE
                                 AST QUANTITATIVE MODELING  AST BLACKROCK GLOBAL STRATEGIES       VT OPPORTUNITY
                                         PORTFOLIO                     PORTFOLIO                  FUND - CLASS 1
                                --------------------------  ------------------------------    ----------------------
                                 01/01/2014    01/01/2013     01/01/2014        01/01/2013    01/01/2014  01/01/2013
                                     TO            TO             TO                TO            TO          TO
                                 12/31/2014    12/31/2013     12/31/2014        12/31/2013    12/31/2014  12/31/2013
                                ------------  ------------  --------------    --------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,572,049) $ (4,476,124) $  (29,783,719)   $  (26,630,610) $  (23,433) $  (21,134)
  Capital gains distributions
   received....................            -             -               -                 -           -           -
  Realized gain (loss) on
   shares redeemed.............    3,026,982     1,213,091      24,189,212        10,847,253      98,920      82,825
  Net change in unrealized
   gain (loss) on
   investments.................   25,913,736    53,364,593      61,847,674       153,604,948      63,160     349,719
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   21,368,669    50,101,560      56,253,167       137,821,591     138,647     411,410
                                ------------  ------------  --------------    --------------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  159,721,258    88,100,355     142,942,954       248,708,654           -           -
  Annuity Payments.............            -             -        (641,920)       (1,073,364)          -           -
  Surrenders, withdrawals
   and death benefits..........  (12,553,380)   (9,989,932)    (76,760,244)      (65,572,039)    (78,113)   (183,528)
  Net transfers between
   other subaccounts or
   fixed rate option...........   19,296,295    37,182,891     (11,571,386)       62,469,275    (146,500)    (52,820)
  Other charges................     (181,161)     (119,679)    (15,408,957)      (12,660,326)     (2,209)     (2,734)
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  166,283,012   115,173,635      38,560,447       231,872,200    (226,822)   (239,082)
                                ------------  ------------  --------------    --------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  187,651,681   165,275,195      94,813,614       369,693,791     (88,175)    172,328

NET ASSETS
  Beginning of period..........  358,116,971   192,841,776   1,757,752,503     1,388,058,712   1,674,483   1,502,155
  End of period................ $545,768,652  $358,116,971  $1,852,566,117    $1,757,752,503  $1,586,308  $1,674,483
                                ============  ============  ==============    ==============  ==========  ==========

  Beginning units..............   30,084,374    19,469,297     159,964,208       137,665,311     106,769     123,329
  Units issued.................   16,118,840    12,298,113      21,610,999        41,524,380          82       1,189
  Units redeemed...............   (2,249,716)   (1,683,036)    (18,097,958)      (19,225,483)    (13,905)    (17,749)
                                ------------  ------------  --------------    --------------  ----------  ----------
  Ending units.................   43,953,498    30,084,374     163,477,249       159,964,208      92,946     106,769
                                ============  ============  ==============    ==============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

 AST PRUDENTIAL CORE BOND       AST NEUBERGER BERMAN                                 AST FRANKLIN TEMPLETON FOUNDING
         PORTFOLIO               CORE BOND PORTFOLIO      AST BOND PORTFOLIO 2023      FUNDS ALLOCATION PORTFOLIO
--------------------------    ------------------------  ---------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014   01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO              TO            TO           TO            TO            TO             TO              TO
 12/31/2014      12/31/2013    12/31/2014   12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
$ (2,274,171)   $ (1,926,260) $  (766,481) $  (649,415) $  (3,096,259) $ (2,950,258) $  (53,529,937) $  (49,114,991)
           -               -            -            -              -             -               -               -
     749,643         261,046      260,435      (22,660)     4,663,579    (5,518,193)     58,417,758      29,019,151
   9,020,445      (3,882,280)   1,926,951   (1,082,156)    13,892,738    (6,190,709)     46,472,246     616,326,369
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,495,917      (5,547,494)   1,420,905   (1,754,231)    15,460,058   (14,659,160)     51,360,067     596,230,529
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,078,819      12,673,997    1,156,462    1,243,981          6,395             -      27,873,122     192,841,777
           -               -            -            -              -             -        (272,639)       (124,861)
  (6,308,895)     (3,760,888)  (2,676,444)  (1,758,911)    (9,105,255)  (10,243,561)   (100,533,983)    (64,204,348)
  36,193,236      17,483,188   18,200,206    3,346,645   (112,260,707)  192,799,117     (67,017,036)    162,671,889
  (1,950,871)     (1,671,903)    (418,863)    (342,765)       (61,621)      (82,612)    (32,123,318)    (29,500,909)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  35,012,289      24,724,394   16,261,361    2,488,950   (121,421,188)  182,472,944    (172,073,854)    261,683,548
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  42,508,206      19,176,900   17,682,266      734,719   (105,961,130)  167,813,784    (120,713,787)    857,914,077

 151,662,516     132,485,616   38,272,267   37,537,548    199,986,371    32,172,587   3,294,489,549   2,436,575,472
$194,170,722    $151,662,516  $55,954,533  $38,272,267  $  94,025,241  $199,986,371  $3,173,775,762  $3,294,489,549
============    ============  ===========  ===========  =============  ============  ==============  ==============

  14,766,580      12,450,744    3,858,589    3,617,299     21,962,329     3,101,105     250,382,552     226,666,618
   7,107,452       8,852,454    3,235,590    2,811,371      1,472,621    44,646,062      10,174,964      61,116,971
  (3,772,340)     (6,536,618)  (1,639,767)  (2,570,081)   (14,049,075)  (25,784,838)    (22,961,019)    (37,401,037)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
  18,101,692      14,766,580    5,454,412    3,858,589      9,385,875    21,962,329     237,596,497     250,382,552
============    ============  ===========  ===========  =============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                 AST WESTERN ASSET
                                  AST NEW DISCOVERY ASSET      EMERGING MARKETS DEBT        AST MFS LARGE-CAP
                                   ALLOCATION PORTFOLIO              PORTFOLIO               VALUE PORTFOLIO
                                --------------------------    ----------------------    ------------------------
                                 01/01/2014    01/01/2013     01/01/2014  01/01/2013     01/01/2014   01/01/2013
                                     TO            TO             TO          TO             TO           TO
                                 12/31/2014    12/31/2013     12/31/2014  12/31/2013     12/31/2014   12/31/2013
                                ------------  ------------    ----------  ----------    -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,036,195) $ (4,481,318)   $  (26,044) $  (16,548)   $  (362,769) $  (120,298)
  Capital gains distributions
   received....................            -             -             -           -              -            -
  Realized gain (loss) on
   shares redeemed.............    5,462,919     3,247,233        (6,330)    (50,609)       668,903      179,277
  Net change in unrealized
   gain (loss) on
   investments.................   16,704,893    44,858,695       (16,733)    (66,215)     1,804,277    1,869,803
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   15,131,617    43,624,610       (49,107)   (133,372)     2,110,411    1,928,782
                                ------------  ------------    ----------  ----------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   94,831,389   104,121,005     1,185,465   1,061,079      3,091,988      892,564
  Annuity Payments.............      (19,077)      (13,612)            -           -              -            -
  Surrenders, withdrawals
   and death benefits..........  (10,492,272)   (5,576,766)     (113,418)    (36,709)      (797,567)    (194,854)
  Net transfers between
   other subaccounts or
   fixed rate option...........   13,353,387    55,615,942        51,582      99,767     12,408,242   12,323,038
  Other charges................   (4,598,440)   (2,719,659)       (1,245)       (436)      (183,954)     (62,622)
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   93,074,987   151,426,910     1,122,384   1,123,701     14,518,709   12,958,126
                                ------------  ------------    ----------  ----------    -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  108,206,604   195,051,520     1,073,277     990,329     16,629,120   14,886,908

NET ASSETS
  Beginning of period..........  383,555,152   188,503,632     1,403,999     413,670     15,935,520    1,048,612
  End of period................ $491,761,756  $383,555,152    $2,477,276  $1,403,999    $32,564,640  $15,935,520
                                ============  ============    ==========  ==========    ===========  ===========

  Beginning units..............   31,972,895    18,255,505       149,931      39,790      1,182,619      102,774
  Units issued.................   12,679,009    19,355,294       192,819     283,141      1,742,149    1,406,904
  Units redeemed...............   (4,788,145)   (5,637,904)      (79,310)   (173,000)      (688,466)    (327,059)
                                ------------  ------------    ----------  ----------    -----------  -----------
  Ending units.................   39,863,759    31,972,895       263,440     149,931      2,236,302    1,182,619
                                ============  ============    ==========  ==========    ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                AST AQR EMERGING      AST CLEARBRIDGE DIVIDEND     AST QMA EMERGING
 AST BOND PORTFOLIO 2024     MARKETS EQUITY PORTFOLIO     GROWTH PORTFOLIO      MARKETS EQUITY PORTFOLIO
-------------------------    ----------------------   ------------------------  ----------------------
 01/01/2014     01/02/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*  01/01/2014   02/25/2013*
     TO             TO           TO           TO           TO          TO           TO           TO
 12/31/2014     12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013   12/31/2014   12/31/2013
------------    -----------  ----------   ----------- -----------  -----------  ----------   -----------
$ (1,029,700)   $  (798,583) $  (23,844)  $   (4,605) $  (530,524) $   (96,396) $  (12,728)   $ (2,023)
           -              -           -            -            -            -           -           -
   1,793,465     (1,642,041)      5,809       (1,248)     621,472       54,692       5,238      (1,053)
   5,530,676     (1,908,586)    (95,972)      23,302    3,656,110    1,158,435     (76,538)      6,570
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

   6,294,441     (4,349,210)   (114,007)      17,449    3,747,058    1,116,731     (84,028)      3,494
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

       3,202          5,286     873,569      481,494    2,069,822      657,686     935,910     279,976
           -              -           -            -            -            -           -           -
  (3,240,518)    (2,355,345)   (416,468)     (18,452)  (1,725,248)    (151,814)    (22,438)       (227)
 (10,331,167)    69,943,854     497,214      703,457   32,183,958   16,226,085     343,307     183,563
     (24,950)          (692)     (1,215)        (164)    (270,908)     (48,264)       (819)        (44)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

 (13,593,433)    67,593,103     953,100    1,166,335   32,257,624   16,683,693   1,255,960     463,268
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

  (7,298,992)    63,243,893     839,093    1,183,784   36,004,682   17,800,424   1,171,932     466,762
  63,243,893              -   1,183,784            -   17,800,424            -     466,762           -
$ 55,944,901    $63,243,893  $2,022,877   $1,183,784  $53,805,106  $17,800,424  $1,638,694    $466,762
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

   7,249,026              -     116,897            -    1,526,307            -      48,486           -
   5,617,976     15,011,644     198,761      159,464    3,632,709    1,861,795     177,464      53,752
  (7,157,004)    (7,762,618)   (106,926)     (42,567)  (1,027,175)    (335,488)    (51,184)     (5,266)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------
   5,709,998      7,249,026     208,732      116,897    4,131,841    1,526,307     174,766      48,486
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                   AST MULTI-SECTOR FIXED           AST BLACKROCK          AST FRANKLIN TEMPLETON
                                      INCOME PORTFOLIO          ISHARES ETF PORTFOLIO    FOUNDING FUNDS PLUS PORTFOLIO
                                ----------------------------  -------------------------  ----------------------------
                                  01/01/2014     02/25/2013*   01/01/2014   04/29/2013*   01/01/2014     04/29/2013*
                                      TO             TO            TO           TO            TO             TO
                                  12/31/2014     12/31/2013    12/31/2014   12/31/2013    12/31/2014     12/31/2013
                                --------------  ------------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (30,113,342) $ (3,378,731) $ (2,144,060) $  (475,341) $ (8,719,364)  $ (1,755,379)
  Capital gains distributions
   received....................              -             -             -            -             -              -
  Realized gain (loss) on
   shares redeemed.............         23,331       (31,378)      477,638       51,320     2,409,174        119,709
  Net change in unrealized
   gain (loss) on
   investments.................    141,380,488     3,882,378     3,752,108    3,825,057     4,995,592     19,420,228
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    111,290,477       472,269     2,085,686    3,401,036    (1,314,598)    17,784,558
                                --------------  ------------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  1,662,743,786   699,529,215    75,973,343   54,750,116   260,221,655    150,243,590
  Annuity Payments.............              -             -             -            -             -              -
  Surrenders, withdrawals
   and death benefits..........    (53,491,779)   (5,610,348)   (3,391,674)    (555,125)  (12,349,731)    (2,096,780)
  Net transfers between
   other subaccounts or
   fixed rate option...........      5,276,919     1,262,782    27,405,502   29,294,747   126,419,837    184,801,006
  Other charges................       (147,809)            -    (1,442,256)    (251,659)   (6,008,360)    (1,014,858)
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,614,381,117   695,181,649    98,544,915   83,238,079   368,283,401    331,932,958
                                --------------  ------------  ------------  -----------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  1,725,671,594   695,653,918   100,630,601   86,639,115   366,968,803    349,717,516

NET ASSETS
  Beginning of period..........    695,653,918             -    86,639,115            -   349,717,516              -
  End of period................ $2,421,325,512  $695,653,918  $187,269,716  $86,639,115  $716,686,319   $349,717,516
                                ==============  ============  ============  ===========  ============   ============

  Beginning units..............     73,129,351             -     8,247,457            -    32,310,421              -
  Units issued.................    172,091,562    77,347,847    11,130,772    9,433,133    42,384,773     34,505,227
  Units redeemed...............    (11,823,918)   (4,218,496)   (1,896,907)  (1,185,676)   (9,158,646)    (2,194,806)
                                --------------  ------------  ------------  -----------  ------------   ------------
  Ending units.................    233,396,995    73,129,351    17,481,322    8,247,457    65,536,548     32,310,421
                                ==============  ============  ============  ===========  ============   ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                              AST T. ROWE PRICE
   AST DEFENSIVE ASSET          AST AQR LARGE-CAP        AST QMA LARGE-CAP       AST BOND    GROWTH OPPORTUNITIES
   ALLOCATION PORTFOLIO             PORTFOLIO                PORTFOLIO        PORTFOLIO 2025      PORTFOLIO
-------------------------    ----------------------   ----------------------  -------------- --------------------
 01/01/2014   04/29/2013*    01/01/2014  04/29/2013*  01/01/2014  04/29/2013*  01/02/2014*       02/10/2014*
     TO           TO             TO          TO           TO          TO            TO                TO
 12/31/2014   12/31/2013     12/31/2014  12/31/2013   12/31/2014  12/31/2013    12/31/2014        12/31/2014
------------  -----------    ----------  -----------  ----------  ----------- -------------- --------------------
$ (2,018,021) $  (459,862)   $  (16,350)  $  (3,614)  $  (10,744)  $   (410)   $  (179,787)      $ (1,879,043)
           -            -             -           -            -          -              -                  -
   1,451,784      121,572        53,927      10,275       16,112        131        150,336             (2,176)
   4,219,183    1,261,341       126,616      49,479       98,174      8,263      1,143,168          6,487,604
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

   3,652,946      923,051       164,193      56,140      103,542      7,984      1,113,717          4,606,385
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  62,380,086   38,098,449     1,223,356     545,118    1,144,336     58,785              -        256,498,083
           -            -             -           -            -          -              -                  -
  (8,483,912)    (934,571)      (56,692)   (101,746)    (452,363)    (1,279)      (895,718)          (625,141)
  41,617,550   42,249,852       430,743     266,182    1,522,261     70,203     30,013,158         26,608,591
  (1,317,188)    (270,330)         (494)        (28)        (473)       (38)        (1,261)        (1,290,981)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  94,196,536   79,143,400     1,596,913     709,526    2,213,761    127,671     29,116,179        281,190,552
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  97,849,482   80,066,451     1,761,106     765,666    2,317,303    135,655     30,229,896        285,796,937

  80,066,451            -       765,666           -      135,655          -              -                  -
$177,915,933  $80,066,451    $2,526,772   $ 765,666   $2,452,958   $135,655    $30,229,896       $285,796,937
============  ===========    ==========   =========   ==========   ========    ===========       ============

   8,260,335            -        65,727           -       11,602          -              -                  -
  17,464,701   10,995,003       202,066     127,930      270,886     11,821      3,392,539         27,909,723
  (7,986,047)  (2,734,668)      (68,490)    (62,203)     (85,442)      (219)      (711,428)          (759,180)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------
  17,738,989    8,260,335       199,303      65,727      197,046     11,602      2,681,111         27,150,543
============  ===========    ==========   =========   ==========   ========    ===========       ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                   AST GOLDMAN       AST T. ROWE    AST PRUDENTIAL                    AST FRANKLIN
                                  SACHS GLOBAL    PRICE DIVERSIFIED    FLEXIBLE     AST BLACKROCK     TEMPLETON K2
                                GROWTH ALLOCATION    REAL GROWTH    MULTI-STRATEGY   MULTI-ASSET    GLOBAL ABSOLUTE
                                    PORTFOLIO         PORTFOLIO       PORTFOLIO    INCOME PORTFOLIO RETURN PORTFOLIO
                                ----------------- ----------------- -------------- ---------------- ----------------
                                   04/28/2014*       04/28/2014*     04/28/2014*     04/28/2014*      04/28/2014*
                                       TO                TO               TO              TO               TO
                                   12/31/2014        12/31/2014       12/31/2014      12/31/2014       12/31/2014
                                ----------------- ----------------- -------------- ---------------- ----------------
OPERATIONS
  Net investment income
   (loss)......................    $   (5,743)       $  (14,612)      $   (8,304)     $  (10,449)      $   (2,519)
  Capital gains distributions
   received....................             -                 -                -               -                -
  Realized gain (loss) on
   shares redeemed.............        (4,635)           (1,395)           1,386          (2,948)          (1,230)
  Net change in unrealized
   gain (loss) on
   investments.................         8,702            14,228           59,993         (40,442)         (24,366)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................        (1,676)           (1,779)          53,075         (53,839)         (28,115)
                                   ----------        ----------       ----------      ----------       ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     3,557,839         7,576,127        4,899,088       7,526,860        1,743,586
  Annuity Payments.............             -                 -                -               -                -
  Surrenders, withdrawals
   and death benefits..........       (21,482)          (22,551)         (35,360)        (30,633)          (3,624)
  Net transfers between
   other subaccounts or
   fixed rate option...........       222,223           576,821          191,493          93,686           35,532
  Other charges................        (3,551)          (10,224)          (5,279)         (5,806)          (1,223)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................     3,755,029         8,120,173        5,049,942       7,584,107        1,774,271
                                   ----------        ----------       ----------      ----------       ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................     3,753,353         8,118,394        5,103,017       7,530,268        1,746,156

NET ASSETS
  Beginning of period..........             -                 -                -               -                -
  End of period................    $3,753,353        $8,118,394       $5,103,017      $7,530,268       $1,746,156
                                   ==========        ==========       ==========      ==========       ==========

  Beginning units..............             -                 -                -               -                -
  Units issued.................       402,378           817,899          560,309         802,963          202,108
  Units redeemed...............       (35,969)          (33,776)         (76,318)        (47,277)         (21,893)
                                   ----------        ----------       ----------      ----------       ----------
  Ending units.................       366,409           784,123          483,991         755,686          180,215
                                   ==========        ==========       ==========      ==========       ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                 AST MANAGED  AST FQ ABSOLUTE     AST JENNISON        AST GOLDMAN      AST LEGG MASON
  AST MANAGED    FIXED-INCOME RETURN CURRENCY GLOBAL INFRASTRUCTURE SACHS STRATEGIC  DIVERSIFIED GROWTH
EQUITY PORTFOLIO  PORTFOLIO      PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO     PORTFOLIO
---------------- ------------ --------------- --------------------- ---------------- ------------------
  04/28/2014*    04/28/2014*    04/28/2014*        04/28/2014*        04/28/2014*       11/24/2014*
       TO             TO            TO                 TO                  TO                TO
   12/31/2014     12/31/2014    12/31/2014         12/31/2014          12/31/2014        12/31/2014
---------------- ------------ --------------- --------------------- ---------------- ------------------
   $   (4,223)    $   (7,890)    $   (266)          $ (1,029)          $   (1,929)       $   (2,674)
            -              -            -                  -                    -                 -
           74            (33)        (665)              (110)              (2,033)                1
       14,431        (21,477)      (5,713)            (5,061)             (13,376)           23,002
   ----------     ----------     --------           --------           ----------        ----------

       10,282        (29,400)      (6,644)            (6,200)             (17,338)           20,329
   ----------     ----------     --------           --------           ----------        ----------

    2,410,964      4,431,706      307,415            863,540            1,191,842         3,739,405
            -              -            -                  -                    -                 -
      (18,041)       (40,289)           -             (2,037)              (4,172)                -
      185,293           (945)      17,579             78,869               79,068           692,427
       (2,692)        (5,272)         (92)              (667)              (1,103)                -
   ----------     ----------     --------           --------           ----------        ----------

    2,575,524      4,385,200      324,902            939,705            1,265,635         4,431,832
   ----------     ----------     --------           --------           ----------        ----------

    2,585,806      4,355,800      318,258            933,505            1,248,297         4,452,161

            -              -            -                  -                    -                 -
   $2,585,806     $4,355,800     $318,258           $933,505           $1,248,297        $4,452,161
   ==========     ==========     ========           ========           ==========        ==========

            -              -            -                  -                    -                 -
      259,433        493,663       35,537             90,397              137,025           448,724
       (8,107)       (59,214)      (2,760)              (713)              (8,734)             (914)
   ----------     ----------     --------           --------           ----------        ----------
      251,326        434,449       32,777             89,684              128,291           447,810
   ==========     ==========     ========           ========           ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts, listed below, are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Preferred
        Discovery Select
        Discovery Choice
        Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty eight subaccounts within the Account, of which one hundred thirty seven had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Conservative Balanced Portfolio
Prudential Value Portfolio
Prudential High Yield Bond Portfolio
Prudential Natural Resources Portfolio
Prudential Stock Index Portfolio
Prudential Global Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Equity Income Portfolio (Investor Class)
Invesco V.I. Core Equity Fund (Series I)
Janus Aspen Janus Portfolio (Institutional Shares)
Janus Aspen Overseas Portfolio (Institutional Shares)
MFS(R) Research Series (Initial Class)
MFS(R) Growth Series (Initial Class)
VP Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Jennison 20/20 Focus Portfolio
Davis Value Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
Prudential SP Small Cap Value Portfolio
Janus Aspen Janus Portfolio (Service Shares)
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio**
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio

                                      A61

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund (Class II)
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2020
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund (Class 1)
Wells Fargo Advantage VT Omega Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Value Fund (Class 1)
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund (Class 1)
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
        --------
        * Subaccount was available for investment but had no assets as of December 31, 2014.
        ** Subaccount was no longer available for investment at December 31, 2014.

                                      A62

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................            3,818,327                    5,349,663
Net asset value per share.         $      40.07                 $      28.60
Net assets before merger..         $153,000,361                 $244,835,143
Net assets after merger...         $          -                 $397,835,504

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls

                                      A63
        is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund (Series I)..................... $97,179,814
   AllianceBernstein VPS Large Cap Growth Portfolio (Class B)...   7,205,255
   VP Value Fund (Class I)......................................  30,803,351
   Davis Value Portfolio........................................  30,760,095
   Franklin Small-Mid Cap Growth VIP Fund (Class 2).............  30,316,921
   Janus Aspen Janus Portfolio (Service Shares).................  12,064,745
   Janus Aspen Janus Portfolio (Institutional Shares)...........  63,509,198
   Janus Aspen Overseas Portfolio (Institutional Shares)........  96,032,116
   NVIT Developing Markets Fund (Class II)......................  10,904,677
   MFS(R) Growth Series (Initial Class).........................  64,474,846
   MFS(R) Research Series (Initial Class).......................  21,699,752
   ProFund VP Consumer Services.................................     518,459
   ProFund VP Consumer Goods Portfolio..........................     404,042
   ProFund VP Financials........................................     863,069
   ProFund VP Health Care.......................................   1,795,350
   ProFund VP Industrials.......................................     421,843
   ProFund VP Mid-Cap Growth....................................     628,203
   ProFund VP Mid-Cap Value.....................................     759,404
   ProFund VP Real Estate.......................................     446,378
   ProFund VP Small-Cap Growth..................................   1,183,248
   ProFund VP Small-Cap Value...................................     448,176
   ProFund VP Telecommunications................................     161,079
   ProFund VP Utilities.........................................     559,971
   ProFund VP Large-Cap Growth..................................   1,188,375
   ProFund VP Large-Cap Value...................................   1,312,378
   T. Rowe Price Equity Income Portfolio (Investor Class).......  79,490,475
   T. Rowe Price International Stock Portfolio..................  22,371,031
   Wells Fargo Advantage VT International Equity Fund (Class 1).     596,605
   Wells Fargo Advantage VT Omega Growth Fund (Class 1).........   1,416,984
   Wells Fargo Advantage VT Small Cap Growth Fund (Class 1).....     602,307
   Wells Fargo Advantage VT Small Cap Value Fund (Class 1)......   1,184,928

                                      A64

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES      SALES
                                                            ------------ ------------
Prudential Money Market Portfolio.......................... $ 23,533,228 $ 50,634,585
Prudential Diversified Bond Portfolio......................    1,782,764   25,281,431
Prudential Equity Portfolio................................    1,655,344   28,658,338
Prudential Flexible Managed Portfolio......................      161,261    2,007,183
Prudential Conservative Balanced Portfolio.................      388,668    2,850,470
Prudential Value Portfolio.................................    2,187,682   51,726,650
Prudential High Yield Bond Portfolio.......................    6,843,946   35,549,422
Prudential Natural Resources Portfolio.....................      153,771    1,097,569
Prudential Stock Index Portfolio...........................    6,383,161   50,538,211
Prudential Global Portfolio................................      816,959    9,176,489
Prudential Jennison Portfolio..............................    2,168,369   51,191,253
Prudential Small Capitalization Stock Portfolio............      818,292    9,562,593
T. Rowe Price International Stock Portfolio................      390,366    2,267,531
T. Rowe Price Equity Income Portfolio - Investor Class.....      551,755   10,552,099
Invesco V.I. Core Equity Fund - Series I...................       87,583   13,979,523
Janus Aspen Janus Portfolio - Institutional Shares.........      298,565    8,456,041
Janus Aspen Overseas Portfolio - Institutional Shares......      156,872   10,367,837
MFS(R) Research Series - Initial Class.....................       95,544    3,496,974
MFS(R) Growth Series - Initial Class.......................      610,140    8,779,998
VP Value Fund - Class I....................................      951,462    4,689,389
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      421,884    4,315,940
Prudential Jennison 20/20 Focus Portfolio..................      684,488    7,077,153
Davis Value Portfolio......................................      168,544    3,861,285
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.    1,227,803    1,680,359
Prudential SP Small Cap Value Portfolio....................    2,400,095   19,590,712
Janus Aspen Janus Portfolio - Service Shares...............      312,444    2,314,143
Prudential SP Prudential U.S. Emerging Growth Portfolio....    1,410,485   23,077,556
Prudential SP International Growth Portfolio...............    1,256,696    7,002,937
Prudential SP International Value Portfolio................      999,891    6,578,381
AST Goldman Sachs Large-Cap Value Portfolio................   51,842,151   42,840,388
AST Schroders Multi-Asset World Strategies Portfolio.......  142,367,027  315,505,538
AST Cohen & Steers Realty Portfolio........................   49,138,224   51,617,450
AST J.P. Morgan Strategic Opportunities Portfolio..........  110,867,277  162,525,000
AST Herndon Large-Cap Value Portfolio......................   18,185,726   30,692,403
AST High Yield Portfolio...................................   60,947,998   79,203,564
AST Small-Cap Growth Opportunities Portfolio...............   41,462,818   45,327,215
AST Mid-Cap Value Portfolio................................   21,250,757   26,795,442
AST Small-Cap Value Portfolio..............................   19,386,826   33,541,462
AST Goldman Sachs Concentrated Growth Portfolio............    2,532,873  158,484,382
AST Goldman Sachs Mid-Cap Growth Portfolio.................   38,083,494   56,944,235
AST Large-Cap Value Portfolio..............................   59,264,161   65,039,641
AST Lord Abbett Core Fixed Income Portfolio................   90,471,951   64,319,959
AST Loomis Sayles Large-Cap Growth Portfolio...............  183,503,524   77,072,997
AST MFS Growth Portfolio...................................   27,182,795   28,162,043
AST Neuberger Berman Mid-Cap Growth Portfolio..............   51,275,124   60,800,501
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   52,573,096   56,211,856

                                      A65

                                                                PURCHASES        SALES
                                                              -------------- --------------
AST PIMCO Limited Maturity Bond Portfolio.................... $   34,334,706 $   57,863,568
AST T. Rowe Price Equity Income Portfolio....................     37,196,752     43,663,379
AST QMA US Equity Alpha Portfolio............................     71,334,547     24,703,402
AST T. Rowe Price Natural Resources Portfolio................     68,960,821     81,045,478
AST T. Rowe Price Asset Allocation Portfolio.................    660,898,450    415,689,129
AST MFS Global Equity Portfolio..............................     84,139,074     59,866,258
AST J.P. Morgan International Equity Portfolio...............     39,523,713     31,505,932
AST Templeton Global Bond Portfolio..........................     22,651,006     26,950,890
AST Wellington Management Hedged Equity Portfolio............    375,424,020    122,343,875
AST Capital Growth Asset Allocation Portfolio................    786,300,781    400,069,828
AST Academic Strategies Asset Allocation Portfolio...........    197,038,805    582,825,552
AST Balanced Asset Allocation Portfolio......................    565,008,814    547,139,181
AST Preservation Asset Allocation Portfolio..................    304,430,661    559,881,516
AST FI Pyramis Quantitative Portfolio........................    222,244,728    259,092,444
AST Prudential Growth Allocation Portfolio...................    626,820,437    352,015,070
AST Advanced Strategies Portfolio............................    492,379,798    377,557,335
AST T. Rowe Price Large-Cap Growth Portfolio.................    120,743,595    108,139,259
AST Money Market Portfolio...................................    334,321,283    354,931,913
AST Small-Cap Growth Portfolio...............................     36,299,913     55,014,028
AST PIMCO Total Return Bond Portfolio........................    111,548,270    408,852,459
AST International Value Portfolio............................     22,366,319     18,001,482
AST International Growth Portfolio...........................     26,526,591     20,169,592
NVIT Developing Markets Fund - Class II......................        463,790      2,728,594
AST Investment Grade Bond Portfolio..........................  1,322,920,859  1,252,696,552
AST Western Asset Core Plus Bond Portfolio...................    138,011,673     67,756,729
AST Bond Portfolio 2018......................................      9,713,385     39,608,098
AST Bond Portfolio 2019......................................      2,274,227      9,432,779
AST Global Real Estate Portfolio.............................     15,817,226     21,179,077
AST Parametric Emerging Markets Equity Portfolio.............     50,161,925     63,353,261
AST Goldman Sachs Small-Cap Value Portfolio..................     59,607,721     59,616,276
AST Schroders Global Tactical Portfolio......................    296,320,298    207,431,209
AST RCM World Trends Portfolio...............................    294,486,876    234,872,442
AST J.P. Morgan Global Thematic Portfolio....................    201,183,271    171,186,686
AST Goldman Sachs Multi-Asset Portfolio......................    244,881,363    204,091,788
AST FI Pyramis(R) Asset Allocation Portfolio.................    347,701,675    119,202,200
ProFund VP Consumer Services.................................         82,584        246,743
ProFund VP Consumer Goods Portfolio..........................        163,444        223,941
ProFund VP Financials........................................        424,610        473,245
ProFund VP Health Care.......................................        848,018        884,145
ProFund VP Industrials.......................................        206,222        276,040
ProFund VP Mid-Cap Growth....................................        133,323        247,176
ProFund VP Mid-Cap Value.....................................      1,009,609      1,310,798
ProFund VP Real Estate.......................................        427,973        320,477
ProFund VP Small-Cap Growth..................................        676,382      1,085,306
ProFund VP Small-Cap Value...................................        384,999        593,019
ProFund VP Telecommunications................................         13,700         79,860
ProFund VP Utilities.........................................        430,919        335,913
ProFund VP Large-Cap Growth..................................        789,742        314,383
ProFund VP Large-Cap Value...................................        868,639        772,605
AST Boston Partners Large-Cap Value Portfolio................     17,964,322     18,353,337
AST Jennison Large-Cap Growth Portfolio......................     42,102,321     30,434,406
AST Bond Portfolio 2020......................................     19,357,642     25,460,893
AST Bond Portfolio 2017......................................     18,121,723     44,437,934
AST Bond Portfolio 2021......................................     64,734,811     52,360,016
Wells Fargo Advantage VT International Equity Fund - Class 1.          7,045        120,862
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          8,036        443,125
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1.....         41,849        184,878
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......         29,922        277,020
AST Bond Portfolio 2022......................................      8,717,492     31,221,995
AST Quantitative Modeling Portfolio..........................    173,885,352     15,174,389
AST BlackRock Global Strategies Portfolio....................    167,563,991    158,787,263

                                      A66

                                                              PURCHASES       SALES
                                                            -------------- ------------
Wells Fargo Advantage VT Opportunity Fund - Class 1........ $        1,334 $    256,353
AST Prudential Core Bond Portfolio.........................     57,657,696   24,919,578
AST Neuberger Berman Core Bond Portfolio...................     27,403,989   11,909,109
AST Bond Portfolio 2023....................................      8,955,342  133,472,789
AST Franklin Templeton Founding Funds Allocation Portfolio.     42,224,065  267,827,856
AST New Discovery Asset Allocation Portfolio...............    121,588,657   35,549,865
AST Western Asset Emerging Markets Debt Portfolio..........      1,860,333      763,993
AST MFS Large-Cap Value Portfolio..........................     21,635,667    7,479,727
AST Bond Portfolio 2024....................................     36,804,489   51,427,622
AST AQR Emerging Markets Equity Portfolio..................      1,876,221      946,965
AST ClearBridge Dividend Growth Portfolio..................     40,455,640    8,728,540
AST QMA Emerging Markets Equity Portfolio..................      1,662,994      419,762
AST Multi-Sector Fixed Income Portfolio....................  1,589,818,014    5,550,239
AST BlackRock iShares ETF Portfolio........................    107,069,446   10,668,591
AST Franklin Templeton Founding Funds Plus Portfolio.......    408,052,009   48,487,972
AST Defensive Asset Allocation Portfolio...................    145,079,789   52,901,274
AST AQR Large-Cap Portfolio................................      2,391,388      810,825
AST QMA Large-Cap Portfolio................................      3,280,033    1,077,016
AST Bond Portfolio 2025....................................     36,120,623    7,184,231
AST T. Rowe Price Growth Opportunities Portfolio...........    279,699,929      388,420
AST Goldman Sachs Global Growth Allocation Portfolio.......      4,202,378      453,092
AST T. Rowe Price Diversified Real Growth Portfolio........      8,522,366      416,805
AST Prudential Flexible Multi-Strategy Portfolio...........      5,691,211      649,573
AST BlackRock Multi-Asset Income Portfolio.................      7,936,722      363,064
AST Franklin Templeton K2 Global Absolute Return Portfolio.      1,976,587      204,835
AST Managed Equity Portfolio...............................      2,646,616       75,315
AST Managed Fixed-Income Portfolio.........................      4,898,348      521,038
AST FQ Absolute Return Currency Portfolio..................        351,810       27,174
AST Jennison Global Infrastructure Portfolio...............        945,622        6,946
AST Goldman Sachs Strategic Income Portfolio...............      1,346,822       83,116
AST Legg Mason Diversified Growth Portfolio................      4,429,719          561

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio.

                                      A67

        No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ----------   -----------------  ----------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  105,488 $0.94316 to  $ 9.92485 $123,830   0.00%/(1)/ 1.00%  to   2.10%  -2.06% to  -0.99%
December 31, 2013  127,983 $0.96168 to  $10.02367 $150,930   0.00%/(1)/ 1.00%  to   2.10%  -2.05% to  -0.99%
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%      1.00%  to   2.10%  -2.05% to  -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%      1.00%  to   2.10%  -2.03% to  -0.96%
December 31, 2010  198,480 $1.01802 to  $10.32322 $242,080   0.03%      1.00%  to   2.45%  -2.36% to  -0.96%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   72,636 $2.08421 to  $ 2.53667 $183,884   1.13%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   81,007 $1.97826 to  $ 2.40199 $194,199   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%      1.35%  to   1.65%   8.78% to   9.10%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   71,107 $1.79101 to  $ 3.07736 $202,451   0.00%      1.35%  to   2.00%   5.59% to   6.27%
December 31, 2013   79,925 $1.69020 to  $ 2.89713 $214,130   0.00%      1.35%  to   2.00%  30.92% to  31.75%
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%      1.35%  to   2.00%  11.45% to  12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%      1.35%  to   2.00%  -5.36% to  -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%      1.35%  to   2.00%   9.71% to  10.41%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    5,009 $2.77211 to  $ 2.77211 $ 13,886   0.00%    1.40%  to   1.40%    9.52% to    9.52%
December 31, 2013    5,642 $2.53115 to  $ 2.53115 $ 14,280   0.00%    1.40%  to   1.40%   18.48% to   18.48%
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    7,302 $2.57585 to  $ 2.57585 $ 18,808   0.00%    1.40%  to   1.40%    7.27% to    7.27%
December 31, 2013    8,177 $2.40130 to  $ 2.40130 $ 19,636   0.00%    1.40%  to   1.40%   14.55% to   14.55%
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   99,749 $2.01704 to  $ 4.04747 $296,461   0.00%    1.35%  to   2.00%    7.95% to    8.63%
December 31, 2013  116,026 $1.86670 to  $ 3.72763 $316,368   0.00%    1.35%  to   2.00%   30.49% to   31.32%
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   42,176 $2.08850 to  $14.60641 $178,309   5.99%    1.35%  to   2.00%    0.70% to    1.35%
December 31, 2013   47,473 $2.06706 to  $14.41969 $201,311   6.32%    1.35%  to   2.00%    5.15% to    5.81%
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014      903 $6.14406 to  $ 6.14406 $  5,551   0.00%    1.40%  to   1.40%  -21.01% to  -21.01%
December 31, 2013    1,009 $7.77806 to  $ 7.77806 $  7,850   0.00%    1.40%  to   1.40%    8.70% to    8.70%
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  114,422 $1.42009 to  $ 3.26890 $310,971   3.05%    1.35%  to   2.00%   11.09% to   11.80%
December 31, 2013  130,864 $1.27465 to  $ 2.92538 $316,543   0.00%    1.35%  to   2.00%   29.31% to   30.14%
December 31, 2012  148,556 $0.98286 to  $ 2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   27,387 $1.16831 to  $ 2.56578 $ 60,958   0.00%    1.35%  to   2.00%    1.22% to    1.88%
December 31, 2013   30,874 $1.15067 to  $ 2.51978 $ 67,256   0.00%    1.35%  to   2.00%   24.79% to   25.59%
December 31, 2012   34,277 $0.91935 to  $ 2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  103,663 $1.20021 to  $ 3.52028 $296,938   0.00%    1.35%  to   2.00%    7.83% to    8.53%
December 31, 2013  120,569 $1.10982 to  $ 3.24547 $317,172   0.00%    1.35%  to   2.00%   34.96% to   35.83%
December 31, 2012  136,588 $0.81992 to  $ 2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   13,550 $3.45796 to  $ 5.26694 $ 61,807   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   15,356 $3.33520 to  $ 5.06760 $ 67,442   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   16,924 $2.40521 to  $ 3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%

                                      A69

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  12,524 $1.18092 to  $1.62418 $ 20,257   1.02%    1.35%  to   1.65%   -2.84% to   -2.56%
December 31, 2013  13,481 $1.21548 to  $1.66761 $ 22,371   0.85%    1.35%  to   1.65%   12.20% to   12.54%
December 31, 2012  14,599 $1.08327 to  $1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011  16,365 $0.92976 to  $1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010  18,469 $1.08424 to  $1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  23,102 $2.08981 to  $3.26392 $ 74,912   1.73%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013  25,950 $1.97830 to  $3.08233 $ 79,490   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012  28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011  31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010  34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014  33,857 $1.42106 to  $2.72627 $ 90,740   0.84%    1.35%  to   1.65%    6.39% to    6.71%
December 31, 2013  38,677 $1.33567 to  $2.55624 $ 97,180   1.38%    1.35%  to   1.65%   27.15% to   27.53%
December 31, 2012  43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  25,154 $1.21494 to  $2.54666 $ 62,900   0.37%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013  28,310 $1.09299 to  $2.28537 $ 63,509   0.78%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012  31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  22,928 $1.83897 to  $3.34371 $ 75,536   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  25,331 $2.12113 to  $3.84746 $ 96,032   3.13%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   7,641 $1.63066 to  $2.66475 $ 20,288   0.81%    1.35%  to   1.65%    8.42% to    8.74%
December 31, 2013   8,883 $1.50408 to  $2.45201 $ 21,700   0.33%    1.35%  to   1.65%   30.13% to   30.52%
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  22,311 $1.47837 to  $2.77955 $ 61,531   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  25,118 $1.37938 to  $2.58719 $ 64,475   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014   9,538 $2.65685 to  $3.24394 $ 30,778   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013  10,636 $2.38831 to  $2.90895 $ 30,803   1.65%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  10,386 $1.60675 to  $2.80296 $ 28,451   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  11,731 $1.51967 to  $2.64465 $ 30,317   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  20,333 $2.29737 to  $2.45756 $ 49,920   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  22,694 $2.17940 to  $2.32560 $ 52,712   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                                   DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,108 $ 1.53523 to  $ 1.60314 $   28,795   0.91%    1.35%  to   1.65%    4.33% to    4.64%
December 31, 2013   20,232 $ 1.47145 to  $ 1.53200 $   30,760   0.84%    1.35%  to   1.65%   31.26% to   31.65%
December 31, 2012   23,262 $ 1.12101 to  $ 1.16370 $   26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011   27,280 $ 1.00779 to  $ 1.04304 $   28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010   31,083 $ 1.06904 to  $ 1.10314 $   34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                                 ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,457 $ 0.99640 to  $ 1.04158 $    7,691   0.00%    1.35%  to   1.65%   11.99% to   12.33%
December 31, 2013    7,839 $ 0.88970 to  $ 0.92729 $    7,205   0.00%    1.35%  to   1.65%   34.78% to   35.18%
December 31, 2012    7,753 $ 0.66012 to  $ 0.68598 $    5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,236 $ 2.15175 to  $ 2.88444 $  104,079   0.00%    1.35%  to   2.00%    2.88% to    3.54%
December 31, 2013   45,199 $ 2.08949 to  $ 2.78722 $  116,216   0.00%    1.35%  to   2.00%   34.76% to   35.61%
December 31, 2012   52,822 $ 1.54910 to  $ 2.05619 $  100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%

                                        JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,009 $ 1.00336 to  $ 2.26282 $   11,422   0.22%    1.40%  to   2.00%   10.52% to   11.18%
December 31, 2013    8,225 $ 0.90515 to  $ 2.03533 $   12,065   0.66%    1.40%  to   2.00%   27.44% to   28.20%
December 31, 2012    9,526 $ 0.70809 to  $ 1.58757 $   10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   44,521 $ 1.75488 to  $ 3.93032 $  127,551   0.00%    1.35%  to   2.00%    7.36% to    8.05%
December 31, 2013   51,864 $ 1.62968 to  $ 3.63925 $  137,598   0.00%    1.35%  to   2.00%   25.95% to   26.76%
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   23,271 $ 0.82745 to  $ 2.06435 $   35,459   0.00%    1.40%  to   2.00%   -7.56% to   -7.00%
December 31, 2013   26,352 $ 0.89246 to  $ 2.22017 $   43,541   0.00%    1.35%  to   2.00%   16.54% to   17.29%
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   19,870 $ 1.15734 to  $ 2.01976 $   33,367   0.00%    1.40%  to   2.00%   -7.88% to   -7.33%
December 31, 2013   22,680 $ 1.25263 to  $ 2.18500 $   41,163   0.00%    1.40%  to   2.00%   17.73% to   18.43%
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   16,013 $10.96235 to  $21.39027 $  259,463   0.00%    0.55%  to   3.25%    9.46% to   12.51%
December 31, 2013   15,311 $11.42443 to  $19.27594 $  221,801   0.00%    0.55%  to   3.25%   25.90% to   32.81%
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  199,889 $11.22055 to  $15.93171 $2,539,963   0.00%    0.55%  to   3.25%   -0.31% to    2.47%
December 31, 2013  209,605 $11.05013 to  $15.76382 $2,636,512   0.00%    0.55%  to   3.25%   10.68% to   13.77%
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   13,312 $11.64573 to  $28.17786 $  239,838   0.00%    0.55%  to   3.25%   15.51% to   30.19%
December 31, 2013   13,244 $ 9.68396 to  $21.94358 $  186,235   0.00%    0.55%  to   3.25%   -1.36% to    2.57%
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  130,504 $11.18827 to  $14.91662 $1,675,340   0.00%    0.55%  to   3.25%    2.02% to    4.87%
December 31, 2013  131,617 $10.76626 to  $14.34386 $1,639,217   0.00%    0.55%  to   3.25%    7.42% to   10.42%
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%

                                           AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,863 $ 9.94566 to  $20.11564 $  146,622   0.00%    0.55%  to   3.25%   -1.74% to    1.00%
December 31, 2013   10,554 $11.69942 to  $20.19327 $  156,741   0.00%    0.55%  to   3.25%   25.84% to   33.89%
December 31, 2012   10,223 $ 8.77264 to  $15.29152 $  115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   15,527 $ 9.89459 to  $16.67561 $  203,687   0.00%    0.55%  to   3.25%   -1.05% to    1.99%
December 31, 2013   16,564 $10.42183 to  $16.57675 $  216,591   0.00%    0.55%  to   3.25%    3.70% to    6.59%
December 31, 2012   17,069 $11.01858 to  $15.76773 $  211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011    9,602 $ 9.75907 to  $14.11698 $  107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%

                                        AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,032 $13.35563 to  $24.11445 $  169,022   0.00%    0.55%  to   3.25%    1.53% to    4.36%
December 31, 2013   10,131 $12.91409 to  $23.42720 $  165,527   0.00%    0.55%  to   3.25%   33.40% to   40.04%
December 31, 2012    9,818 $ 9.51449 to  $16.96161 $  116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011    5,925 $ 7.99180 to  $14.40189 $   59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,170 $11.23471 to  $25.87248 $  113,915   0.00%    0.55%  to   3.25%   11.23% to   14.34%
December 31, 2013    6,399 $12.06993 to  $22.94256 $  104,911   0.00%    0.55%  to   3.25%   23.34% to   31.69%
December 31, 2012    5,850 $10.19368 to  $17.66406 $   73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011    3,655 $ 8.68256 to  $15.20886 $   39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%

                                               AST SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,294 $10.54465 to  $23.81628 $  107,335   0.00%    0.55%  to   3.25%    1.85% to    5.87%
December 31, 2013    7,038 $12.47438 to  $23.06551 $  116,350   0.00%    0.55%  to   3.25%   27.51% to   36.64%
December 31, 2012    6,003 $10.03524 to  $17.11423 $   73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011    4,291 $ 8.56576 to  $14.76666 $   45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010    3,661 $10.21456 to  $16.01106 $   41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%

                         AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -----------------------------------------------------------------------------------------
December 31, 2014        - $11.90846 to  $19.80908 $        -   0.00%    0.55%  to   3.25%   -1.79% to   -1.51%
December 31, 2013   10,275 $12.10233 to  $19.58170 $  158,294   0.00%    0.55%  to   3.25%   22.97% to   29.03%
December 31, 2012    9,486 $10.63210 to  $15.38733 $  114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011    5,661 $ 8.95362 to  $13.09897 $   58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010    5,727 $ 9.78196 to  $13.90429 $   63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%

                                         AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   14,692 $11.31270 to  $25.12814 $  271,570   0.00%    0.55%  to   3.25%    7.90% to   13.47%
December 31, 2013   15,464 $12.28300 to  $22.97023 $  261,949   0.00%    0.55%  to   3.25%   25.09% to   31.46%
December 31, 2012   13,956 $10.46013 to  $17.71525 $  182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011    8,276 $ 8.81982 to  $15.09953 $   93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010    7,400 $10.81269 to  $15.86600 $   88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%

                                               AST LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   25,255 $10.81514 to  $23.33405 $  409,452   0.00%    0.55%  to   3.25%    7.95% to   13.12%
December 31, 2013   25,383 $11.16325 to  $20.91410 $  365,289   0.00%    0.55%  to   3.25%   31.12% to   39.09%
December 31, 2012   22,984 $ 8.05750 to  $15.24503 $  236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011   12,016 $ 6.95898 to  $13.29726 $  105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010    8,210 $ 7.33176 to  $14.14819 $   73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  49,551 $10.18285 to  $15.15769 $594,715   0.00%    0.55%  to   3.25%    2.93% to    5.80%
December 31, 2013  46,780 $ 9.71214 to  $14.52525 $533,925   0.00%    0.55%  to   3.25%   -5.19% to   -2.54%
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  23,783 $11.25817 to  $23.25943 $404,850   0.00%    0.55%  to   3.25%    7.00% to   12.47%
December 31, 2013  16,363 $12.76835 to  $21.44225 $255,014   0.00%    0.55%  to   3.25%   30.12% to   35.86%
December 31, 2012  16,939 $ 9.89077 to  $16.00178 $195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%

                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,243 $11.13384 to  $21.54740 $122,405   0.00%    0.55%  to   3.25%    5.18% to   11.72%
December 31, 2013   7,176 $12.75859 to  $20.20752 $113,750   0.00%    0.55%  to   3.25%   29.91% to   35.95%
December 31, 2012   6,309 $10.55752 to  $15.06982 $ 74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011   3,218 $ 9.10275 to  $13.12223 $ 33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010   2,603 $ 9.24407 to  $13.45761 $ 27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,497 $11.22938 to  $23.65350 $284,956   0.00%    0.55%  to   3.25%    4.43% to   12.92%
December 31, 2013  16,795 $12.35736 to  $22.34107 $273,974   0.00%    0.55%  to   3.25%   25.73% to   31.88%
December 31, 2012  15,458 $10.25722 to  $17.17555 $192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011   8,614 $ 9.20532 to  $15.58152 $100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010   5,335 $ 9.35229 to  $15.62143 $ 64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,349 $11.02363 to  $28.51908 $292,469   0.00%    0.55%  to   3.25%   10.42% to   13.62%
December 31, 2013  15,234 $12.86338 to  $25.44872 $259,477   0.00%    0.55%  to   3.25%   31.13% to   41.23%
December 31, 2012  11,618 $10.11103 to  $18.27003 $142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011   8,187 $ 8.70651 to  $15.90297 $ 86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010   7,174 $ 9.62757 to  $16.62562 $ 78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,866 $ 9.14331 to  $12.05162 $162,190   0.00%    0.55%  to   3.25%   -3.34% to   -0.65%
December 31, 2013  17,793 $ 9.45965 to  $12.20183 $185,800   0.00%    0.55%  to   3.25%   -5.35% to   -2.71%
December 31, 2012  20,118 $ 9.99469 to  $12.61643 $218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011  15,357 $ 9.86766 to  $12.18917 $164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010   9,358 $ 9.97411 to  $12.07057 $102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  21,817 $10.53423 to  $21.34885 $322,746   0.00%    0.55%  to   3.25%    3.97% to    6.88%
December 31, 2013  21,981 $10.76256 to  $20.25283 $306,640   0.00%    0.55%  to   3.25%   22.05% to   28.97%
December 31, 2012  19,042 $ 8.48182 to  $15.92130 $206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011   5,793 $ 7.30270 to  $13.84402 $ 53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010   4,615 $ 7.31183 to  $14.34884 $ 43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   8,980 $11.24219 to  $25.55053 $168,707   0.00%    0.55%  to   2.95%   11.83% to   16.57%
December 31, 2013   6,347 $12.26676 to  $22.22337 $103,102   0.00%    0.55%  to   2.95%   24.92% to   31.70%
December 31, 2012   5,427 $ 9.53931 to  $17.10866 $ 67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011   2,688 $ 8.14600 to  $14.68191 $ 27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010   1,934 $ 7.98785 to  $14.46757 $ 19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  28,651 $ 8.19862 to  $14.17056 $295,414   0.00%    0.55%  to   3.25%  -14.29% to   -8.86%
December 31, 2013  29,034 $ 9.02327 to  $15.67993 $333,568   0.00%    0.55%  to   3.25%   11.63% to   14.75%
December 31, 2012  30,858 $ 7.88745 to  $13.79902 $313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011  21,581 $ 7.67745 to  $13.57744 $220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010  18,820 $ 9.78665 to  $16.26883 $237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%

                                      A73

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                                       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  568,527 $11.65463 to  $17.63046 $7,977,063   0.00%    0.55%  to   3.25%    2.44% to   5.30%
December 31, 2013  535,636 $11.16935 to  $16.97618 $7,295,774   0.00%    0.55%  to   3.25%   12.85% to  16.19%
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to  12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to   1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to  10.49%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   22,518 $10.30110 to  $21.46497 $  356,337   0.00%    0.55%  to   3.25%    0.26% to   3.06%
December 31, 2013   20,596 $11.84660 to  $21.11684 $  320,306   0.00%    0.55%  to   3.25%   20.29% to  26.93%
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to  22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to  -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to  10.99%

                                      AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   17,384 $ 9.85774 to  $15.83614 $  201,653   0.00%    0.55%  to   3.25%   -9.41% to  -6.88%
December 31, 2013   16,428 $10.62785 to  $17.24255 $  207,309   0.00%    0.55%  to   3.25%   11.61% to  14.73%
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to  21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to  -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to   7.63%

                                            AST TEMPLETON GLOBAL BOND PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   18,913 $ 9.47925 to  $12.68214 $  194,300   0.00%    0.55%  to   3.25%   -2.71% to   0.00%
December 31, 2013   19,028 $ 9.69586 to  $12.75701 $  197,497   0.00%    0.55%  to   3.25%   -6.88% to  -3.21%
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to   4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to   3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to   4.75%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  130,027 $10.88122 to  $18.12031 $1,548,823   0.00%    0.55%  to   3.25%    2.08% to   4.92%
December 31, 2013  106,043 $10.58693 to  $17.50990 $1,219,180   0.00%    0.55%  to   3.25%   14.98% to  19.84%
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to  10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to  -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to  13.56%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  516,836 $12.24977 to  $18.47645 $7,352,204   0.00%    0.55%  to   3.25%    3.52% to   6.41%
December 31, 2013  477,773 $11.61737 to  $17.60529 $6,496,923   0.00%    0.55%  to   3.25%   17.67% to  22.00%
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to  13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to  -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to  12.31%

                                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  326,241 $10.85572 to  $15.55329 $4,038,220   0.00%    0.55%  to   3.25%    0.44% to   3.25%
December 31, 2013  351,118 $10.61030 to  $15.27338 $4,268,988   0.00%    0.55%  to   3.25%    6.40% to   9.37%
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to  11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to  -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to  10.91%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  514,029 $11.79468 to  $17.11604 $7,070,583   0.00%    0.55%  to   3.25%    3.06% to   5.94%
December 31, 2013  500,114 $11.23550 to  $16.38146 $6,621,022   0.00%    0.55%  to   3.25%   13.49% to  17.00%
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to  11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to  -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to  11.26%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  360,303 $11.03255 to  $15.02176 $4,631,404   0.00%    0.55%  to   3.25%    2.34% to   5.19%
December 31, 2013  372,081 $10.58368 to  $14.47848 $4,626,398   0.00%    0.55%  to   3.25%    5.66% to   8.61%
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to   9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to   0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to   9.53%

                                      A74

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                           AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  251,091 $11.02371 to  $16.48864 $3,226,253   0.00%    0.55%  to   3.25%   -0.20% to    2.58%
December 31, 2013  248,285 $10.84192 to  $16.29666 $3,164,359   0.00%    0.55%  to   3.25%   11.03% to   14.13%
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to   10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%

                                         AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  324,805 $10.95802 to  $17.79750 $4,474,369   0.00%    0.55%  to   3.25%    5.65% to    8.60%
December 31, 2013  296,876 $10.20562 to  $16.61628 $3,842,656   0.00%    0.55%  to   3.25%   13.22% to   16.38%
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  447,097 $11.63271 to  $18.05257 $6,256,006   0.00%    0.55%  to   3.25%    2.66% to    5.52%
December 31, 2013  426,587 $11.12429 to  $17.34521 $5,785,628   0.00%    0.55%  to   3.25%   12.52% to   15.92%
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   31,590 $11.22522 to  $24.98767 $  590,749   0.00%    0.55%  to   3.25%    4.82% to   13.35%
December 31, 2013   30,311 $13.54255 to  $23.51273 $  533,490   0.00%    0.55%  to   3.25%   37.92% to   43.23%
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   20,583 $ 8.49004 to  $10.08368 $  192,741   0.00%    0.55%  to   3.25%   -3.25% to   -0.47%
December 31, 2013   22,470 $ 8.74050 to  $10.20011 $  213,351   0.00%    0.55%  to   3.25%   -3.25% to   -0.55%
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,894 $10.96730 to  $25.38680 $  196,547   0.00%    0.55%  to   3.25%    0.44% to   10.75%
December 31, 2013   11,797 $12.40268 to  $24.92978 $  209,244   0.00%    0.55%  to   3.25%   26.69% to   34.43%
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  178,576 $ 9.95820 to  $14.46916 $2,043,441   0.00%    0.55%  to   3.25%    0.84% to    3.66%
December 31, 2013  201,354 $ 9.69455 to  $14.04141 $2,248,671   0.00%    0.55%  to   3.25%   -5.03% to   -2.38%
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    8,002 $ 8.89959 to  $15.04489 $   90,248   0.00%    0.55%  to   3.25%   -9.74% to   -6.37%
December 31, 2013    7,524 $ 9.62974 to  $16.44049 $   92,461   0.00%    0.55%  to   3.25%   15.59% to   18.81%
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,912 $ 9.27675 to  $16.28200 $  201,219   0.00%    0.55%  to   3.25%   -8.60% to   -2.22%
December 31, 2013   17,172 $ 9.91250 to  $17.57026 $  206,639   0.00%    0.55%  to   3.25%   15.19% to   18.40%
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%

                                      A75

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                          NVIT DEVELOPING MARKETS FUND - CLASS II
                   -----------------------------------------------------------------------------------------
December 31, 2014      595 $13.17058 to  $13.95567 $    8,083   0.80%    1.40%  to   2.00%   -7.69% to   -7.15%
December 31, 2013      743 $14.26831 to  $15.02994 $   10,905   0.94%    1.40%  to   2.00%   -1.93% to   -1.35%
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%

                                            AST INVESTMENT GRADE BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   54,970 $10.02333 to  $16.00477 $  727,546   0.00%    0.55%  to   2.65%    3.90% to    6.14%
December 31, 2013   48,730 $ 9.57812 to  $15.13806 $  621,532   0.00%    0.55%  to   2.65%   -5.75% to   -3.72%
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%

                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   45,410 $10.27737 to  $12.87649 $  536,794   0.00%    0.55%  to   3.25%    3.00% to    6.61%
December 31, 2013   38,647 $ 9.72854 to  $12.12603 $  433,901   0.00%    0.55%  to   3.25%   -4.69% to   -2.03%
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%

                                                  AST BOND PORTFOLIO 2018
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,473 $11.00100 to  $13.95817 $   75,796   0.00%    1.15%  to   3.25%   -0.67% to    1.48%
December 31, 2013    8,868 $11.07563 to  $13.77289 $  103,179   0.00%    1.15%  to   3.25%   -6.29% to   -4.26%
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%

                                                  AST BOND PORTFOLIO 2019
                   -----------------------------------------------------------------------------------------
December 31, 2014    1,127 $11.22726 to  $14.09353 $   13,783   0.00%    1.15%  to   3.25%    0.88% to    3.07%
December 31, 2013    1,691 $11.03065 to  $13.69295 $   20,191   0.00%    1.15%  to   3.25%   -7.93% to   -5.93%
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%

                                              AST GLOBAL REAL ESTATE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,837 $10.85387 to  $21.79318 $   88,156   0.00%    0.55%  to   3.25%    7.71% to   13.30%
December 31, 2013    6,107 $10.08073 to  $19.50272 $   82,371   0.00%    0.55%  to   3.25%    0.96% to    3.77%
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%

                                      AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   22,066 $ 8.36743 to  $14.76931 $  215,174   0.00%    0.55%  to   3.25%   -7.78% to   -5.21%
December 31, 2013   22,890 $ 8.85375 to  $15.79714 $  237,960   0.00%    0.55%  to   3.25%   -3.03% to   -0.33%
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%

                                        AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,426 $10.75944 to  $25.63821 $  322,407   0.00%    0.55%  to   3.25%    3.71% to    7.79%
December 31, 2013   17,117 $12.69230 to  $24.38308 $  301,627   0.00%    0.55%  to   3.25%   29.72% to   38.05%
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%

                                          AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  242,326 $11.66637 to  $18.13826 $3,390,732   0.00%    0.55%  to   3.25%    2.42% to    5.28%
December 31, 2013  229,670 $11.25123 to  $17.46806 $3,115,315   0.00%    0.55%  to   3.25%   13.73% to   17.41%
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%

                                      A76

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                               AST RCM WORLD TRENDS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  273,990 $11.02964 to  $15.54433 $3,451,525   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013  262,920 $10.76855 to  $15.07275 $3,225,999   0.00%    0.55%  to   3.25%    8.79% to   11.82%
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%

                                         AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  162,235 $11.72319 to  $17.69896 $2,240,419   0.00%    0.55%  to   3.25%    2.91% to    5.78%
December 31, 2013  155,830 $11.18390 to  $16.96442 $2,077,440   0.00%    0.55%  to   3.25%   12.50% to   15.64%
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%

                                          AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  168,112 $10.79436 to  $15.06034 $2,047,500   0.00%    0.55%  to   3.25%    0.66% to    3.47%
December 31, 2013  160,349 $10.52772 to  $14.75766 $1,929,095   0.00%    0.55%  to   3.25%    6.25% to    9.22%
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%

                                        AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  179,691 $11.86300 to  $17.22400 $2,479,574   0.00%    0.55%  to   3.25%    2.28% to    5.14%
December 31, 2013  157,737 $11.38633 to  $16.60998 $2,122,569   0.00%    0.55%  to   3.25%   15.35% to   18.57%
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%

                                                PROFUND VP CONSUMER SERVICES
                   -----------------------------------------------------------------------------------------
December 31, 2014       19 $19.68593 to  $22.45403 $      393   0.00%    0.55%  to   2.30%    9.93% to   11.84%
December 31, 2013       27 $17.90731 to  $20.07642 $      518   0.21%    0.55%  to   2.30%   36.73% to   39.10%
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%

                                            PROFUND VP CONSUMER GOODS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014       21 $15.96364 to  $18.27284 $      366   0.52%    0.55%  to   2.30%    7.75% to    9.62%
December 31, 2013       25 $14.81554 to  $16.66911 $      404   0.65%    0.55%  to   2.30%   25.57% to   27.75%
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%

                                                   PROFUND VP FINANCIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       86 $ 9.36637 to  $16.13532 $      917   0.20%    0.55%  to   2.30%   10.38% to   12.30%
December 31, 2013       95 $ 8.48563 to  $14.36857 $      863   0.43%    0.55%  to   2.30%   29.11% to   31.35%
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%

                                                   PROFUND VP HEALTH CARE
                   -----------------------------------------------------------------------------------------
December 31, 2014      104 $19.90350 to  $21.73588 $    2,194   0.08%    0.55%  to   2.30%   20.92% to   23.02%
December 31, 2013      104 $16.46022 to  $17.66879 $    1,795   0.29%    0.55%  to   2.30%   36.62% to   38.99%
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%

                                                   PROFUND VP INDUSTRIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       25 $13.45439 to  $18.67500 $      376   0.28%    0.55%  to   2.35%    3.15% to    5.00%
December 31, 2013       29 $13.04318 to  $17.78615 $      422   0.53%    0.55%  to   2.35%   35.02% to   37.43%
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%

                                      A77

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                                              PROFUND VP MID-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    34   $14.81688 to  $17.88891 $  542   0.00%    0.55%  to   2.30%   3.51% to   5.31%
December 31, 2013    42   $14.31437 to  $16.98714 $  628   0.00%    0.55%  to   2.30%  27.59% to  29.81%
December 31, 2012    32   $11.21885 to  $13.08646 $  373   0.00%    0.55%  to   2.30%  12.78% to  14.75%
December 31, 2011    32   $ 9.94731 to  $11.40463 $  326   0.00%    0.55%  to   2.30%  -5.07% to  -3.43%
December 31, 2010    52   $10.47890 to  $11.80941 $  579   0.00%    0.55%  to   2.30%  18.01% to  26.77%

                                              PROFUND VP MID-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    32   $14.43790 to  $17.82890 $  505   0.19%    0.55%  to   2.30%   7.71% to   9.58%
December 31, 2013    51   $13.40458 to  $16.27030 $  759   0.34%    0.55%  to   2.30%  29.19% to  31.43%
December 31, 2012    56   $10.37597 to  $12.37923 $  645   0.16%    0.55%  to   2.30%  13.94% to  15.92%
December 31, 2011    66   $ 9.10660 to  $10.67879 $  665   0.15%    0.55%  to   2.30%  -6.08% to  -4.45%
December 31, 2010    46   $ 9.69632 to  $11.17632 $  456   0.26%    0.55%  to   2.30%  11.96% to  18.91%

                                               PROFUND VP REAL ESTATE
                   ----------------------------------------------------------------------------------
December 31, 2014    51   $11.74265 to  $17.49199 $  693   1.62%    0.55%  to   2.30%  22.21% to  24.33%
December 31, 2013    44   $ 9.60879 to  $14.06912 $  446   1.29%    0.55%  to   2.30%  -2.16% to  -0.46%
December 31, 2012    48   $ 9.82085 to  $14.13382 $  496   2.52%    0.55%  to   2.30%  14.53% to  16.53%
December 31, 2011    43   $ 8.57465 to  $12.12925 $  386   0.00%    0.55%  to   2.30%   2.40% to   4.17%
December 31, 2010    83   $ 8.37375 to  $11.60561 $  707   3.90%    0.95%  to   2.30%  15.86% to  22.85%

                                             PROFUND VP SMALL-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    43   $15.34027 to  $22.30194 $  757   0.00%    0.55%  to   2.90%  -0.71% to   1.61%
December 31, 2013    68   $15.35942 to  $22.46084 $1,183   0.00%    0.55%  to   2.90%  36.47% to  39.65%
December 31, 2012    34   $11.18920 to  $16.45836 $  411   0.00%    0.55%  to   2.90%   9.31% to  11.86%
December 31, 2011    37   $10.17680 to  $15.05725 $  403   0.00%    0.55%  to   2.90%  -1.57% to   0.72%
December 31, 2010    51   $10.27873 to  $15.29722 $  550   0.00%    0.55%  to   2.90%  17.66% to  24.11%

                                             PROFUND VP SMALL-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    16   $15.17487 to  $17.67642 $  262   0.00%    0.55%  to   2.00%   3.74% to   5.23%
December 31, 2013    28   $14.62787 to  $16.79752 $  448   0.21%    0.55%  to   2.00%  34.98% to  36.92%
December 31, 2012    27   $10.68964 to  $12.26837 $  314   0.00%    0.55%  to   2.30%  13.54% to  15.52%
December 31, 2011    39   $ 9.41484 to  $10.62040 $  404   0.00%    0.55%  to   2.30%  -6.26% to  -4.63%
December 31, 2010    25   $10.04307 to  $11.09991 $  259   0.07%    0.95%  to   2.30%  11.22% to  20.54%

                                            PROFUND VP TELECOMMUNICATIONS
                   ----------------------------------------------------------------------------------
December 31, 2014     9   $10.45451 to  $16.04832 $   97   4.10%    0.55%  to   2.35%  -1.74% to   0.01%
December 31, 2013    14   $10.64000 to  $16.04617 $  161   2.27%    0.55%  to   2.35%   9.50% to  11.45%
December 31, 2012    18   $ 9.71718 to  $14.39725 $  213   3.22%    0.55%  to   2.35%  13.84% to  15.88%
December 31, 2011    15   $ 8.53611 to  $12.42479 $  133   3.63%    0.55%  to   2.35%  -0.47% to   1.31%
December 31, 2010    25   $ 8.57621 to  $12.26438 $  246   2.48%    0.55%  to   2.35%  13.03% to  22.07%

                                                PROFUND VP UTILITIES
                   ----------------------------------------------------------------------------------
December 31, 2014    55   $12.34589 to  $17.83892 $  821   1.72%    0.55%  to   2.30%  23.05% to  25.19%
December 31, 2013    49   $10.03284 to  $14.24930 $  560   2.54%    0.55%  to   2.30%  10.77% to  12.69%
December 31, 2012    63   $ 9.05776 to  $12.64461 $  651   2.12%    0.55%  to   2.30%  -2.12% to  -0.41%
December 31, 2011    55   $ 9.25352 to  $12.69674 $  589   1.69%    0.55%  to   2.30%  14.87% to  16.86%
December 31, 2010    36   $ 8.05537 to  $10.86454 $  295   2.48%    0.55%  to   2.30%   3.57% to   8.26%

                                             PROFUND VP LARGE-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014   115   $14.69828 to  $18.51933 $1,832   0.11%    0.55%  to   2.30%  10.39% to  12.31%
December 31, 2013    84   $13.31507 to  $16.49009 $1,188   0.33%    0.55%  to   2.30%  27.73% to  29.95%
December 31, 2012    70   $10.42444 to  $12.68990 $  767   0.08%    0.55%  to   2.30%  10.18% to  12.10%
December 31, 2011    69   $ 9.46136 to  $11.32042 $  691   0.00%    0.55%  to   2.30%   0.82% to   2.56%
December 31, 2010    71   $ 9.38481 to  $11.03756 $  677   0.06%    0.55%  to   2.30%  10.49% to  11.73%

                                             PROFUND VP LARGE-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014   119   $11.78374 to  $17.21581 $1,542   0.66%    0.55%  to   2.60%   7.67% to   9.87%
December 31, 2013   105   $11.12739 to  $15.66968 $1,312   0.94%    0.55%  to   2.30%  26.97% to  29.18%
December 31, 2012    92   $ 8.76356 to  $12.13040 $  878   0.86%    0.55%  to   2.30%  12.82% to  14.79%
December 31, 2011    97   $ 7.76766 to  $10.56792 $  851   0.69%    0.55%  to   2.30%  -3.49% to  -1.82%
December 31, 2010    89   $ 8.04896 to  $10.76394 $  733   0.89%    0.55%  to   2.30%   7.47% to  11.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   6,072 $13.25293 to  $17.27505 $ 93,046   0.00%    0.55%  to   3.25%    6.68% to    9.66%
December 31, 2013   5,993 $12.19594 to  $15.81555 $ 84,817   0.00%    0.55%  to   3.25%   24.20% to   30.71%
December 31, 2012   5,590 $ 9.54913 to  $12.14782 $ 61,346   0.45%    0.55%  to   3.25%    9.55% to   12.61%
December 31, 2011   3,425 $ 8.50545 to  $10.83000 $ 33,837   0.33%    0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010   2,319 $10.44965 to  $11.61473 $ 24,809   0.02%    0.55%  to   3.25%    4.81% to   12.65%

                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,911 $11.27625 to  $18.95352 $136,715   0.00%    0.55%  to   3.25%    5.95% to   13.75%
December 31, 2013   7,114 $13.00723 to  $17.47295 $114,261   0.00%    0.55%  to   3.25%   32.06% to   35.74%
December 31, 2012   6,499 $10.54999 to  $12.92284 $ 78,351   0.00%    0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011   3,024 $ 9.23751 to  $11.32571 $ 32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010   1,478 $10.66273 to  $11.35800 $ 16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%

                                                 AST BOND PORTFOLIO 2020
                   --------------------------------------------------------------------------------------
December 31, 2014   2,159 $11.26177 to  $12.83200 $ 26,327   0.00%    1.15%  to   3.25%    2.71% to    4.94%
December 31, 2013   2,613 $10.48701 to  $12.22814 $ 30,751   0.00%    1.15%  to   3.25%   -9.55% to   -7.59%
December 31, 2012      48 $11.48725 to  $12.95314 $    589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011     314 $11.06416 to  $12.41953 $  3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010   1,771 $ 9.54633 to  $10.66744 $ 17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%

                                   AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   6,505 $10.67630 to  $11.41153 $ 73,050   0.00%    1.90%  to   3.25%   -1.87% to   -0.50%
December 31, 2013   8,655 $10.87944 to  $11.80555 $ 98,018   0.00%    1.15%  to   3.25%   -5.24% to   -3.18%
December 31, 2012  13,596 $11.48120 to  $12.19387 $160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011  15,087 $11.28966 to  $11.73508 $173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010     450 $10.47326 to  $10.59081 $  4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                   AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   8,022 $12.00532 to  $13.35471 $100,683   0.00%    1.15%  to   3.25%    4.18% to    6.44%
December 31, 2013   6,858 $11.52353 to  $12.71942 $ 81,707   0.00%    1.15%  to   3.25%  -10.02% to   -8.07%
December 31, 2012  14,512 $12.80734 to  $13.85470 $191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011  18,356 $12.39610 to  $13.14210 $232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010   2,261 $10.64953 to  $11.06626 $ 24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      30 $14.92875 to  $15.67932 $    454   2.99%    1.40%  to   1.85%   -7.02% to   -6.61%
December 31, 2013      37 $16.05615 to  $16.78881 $    597   2.36%    1.40%  to   1.85%   17.76% to   18.28%
December 31, 2012      44 $13.63464 to  $14.19378 $    603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011      52 $12.21604 to  $12.66075 $    649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010      68 $14.26638 to  $14.72045 $    984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                     WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     334 $ 2.20106 to  $ 3.17517 $ $1,027   0.00%    1.40%  to   1.85%    2.19% to    2.65%
December 31, 2013     473 $ 2.14418 to  $ 3.09314 $  1,417   0.39%    1.40%  to   1.85%   37.67% to   38.29%
December 31, 2012     502 $ 1.55055 to  $ 2.23677 $  1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011     683 $ 1.30203 to  $ 1.87829 $  1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010     961 $ 1.39498 to  $ 2.01236 $  1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $17.41188 to  $17.75964 $    445   0.00%    1.40%  to   1.85%   -3.46% to   -3.03%
December 31, 2013      33 $18.03604 to  $18.31500 $    602   0.00%    1.40%  to   1.85%   47.82% to   48.48%
December 31, 2012      41 $12.20120 to  $12.33511 $    501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011      47 $11.49507 to  $11.56958 $    545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010      66 $12.23884 to  $12.26392 $    804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                    WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      71 $14.01834 to  $14.29794 $    997   0.62%    1.40%  to   1.85%    2.73% to    3.19%
December 31, 2013      86 $13.64565 to  $13.85629 $  1,185   0.98%    1.40%  to   1.85%   12.94% to   13.44%
December 31, 2012     107 $12.08206 to  $12.21442 $  1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011     131 $10.76329 to  $10.83306 $  1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010     183 $11.79431 to  $11.81846 $  2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                      A79

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    4,101 $11.30860 to  $12.32246 $   48,234   0.00%    1.15%  to   3.25%    6.78% to    9.10%
December 31, 2013    5,950 $10.59034 to  $11.29472 $   64,899   0.00%    1.15%  to   3.25%  -12.68% to  -10.78%
December 31, 2012   10,633 $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051 $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   43,953 $10.54716 to  $13.00950 $  545,769   0.00%    0.55%  to   2.65%    3.75% to    5.92%
December 31, 2013   30,084 $11.59795 to  $12.28290 $  358,117   0.00%    0.55%  to   2.25%   17.54% to   21.72%
December 31, 2012   19,469 $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116 $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014  163,477 $10.68270 to  $11.81961 $1,852,566   0.00%    0.55%  to   3.25%    1.49% to    4.32%
December 31, 2013  159,964 $10.52625 to  $11.33041 $1,757,753   0.00%    0.55%  to   3.25%    7.25% to   10.24%
December 31, 2012  137,665 $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096 $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                      WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014       93 $17.00412 to  $17.25814 $    1,586   0.29%    1.40%  to   1.85%    8.69% to    9.17%
December 31, 2013      107 $15.64456 to  $15.80815 $    1,674   0.45%    1.40%  to   1.85%   28.61% to   29.18%
December 31, 2012      123 $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125 $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,102 $10.09214 to  $11.01361 $  194,171   0.00%    0.55%  to   3.25%    2.62% to    5.48%
December 31, 2013   14,767 $ 9.68326 to  $10.44169 $  151,663   0.00%    0.55%  to   2.85%   -5.10% to   -2.85%
December 31, 2012   12,451 $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096 $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,454 $ 9.74430 to  $10.63422 $   55,955   0.00%    0.55%  to   3.25%    1.73% to    4.57%
December 31, 2013    3,859 $ 9.57823 to  $10.16927 $   38,272   0.00%    0.55%  to   3.25%   -5.99% to   -3.37%
December 31, 2012    3,617 $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428 $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,386 $ 9.69880 to  $10.30246 $   94,025   0.00%    1.30%  to   3.25%    8.96% to   11.17%
December 31, 2013   21,962 $ 8.90118 to  $ 9.29219 $  199,986   0.00%    1.15%  to   3.25%  -13.12% to  -11.23%
December 31, 2012    3,101 $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014  237,596 $11.92878 to  $13.75528 $3,173,776   0.00%    0.55%  to   3.25%   -0.18% to    2.61%
December 31, 2013  250,383 $11.73153 to  $13.40539 $3,294,490   0.00%    0.55%  to   3.25%   19.00% to   23.79%
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%    6.32% to    8.30%

                          AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,864 $11.71380 to  $12.86226 $  491,762   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013   31,973 $11.30516 to  $12.30125 $  383,555   0.00%    0.55%  to   3.15%   14.35% to   18.26%
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%    2.19% to    4.02%

                       AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014      263 $ 9.10774 to  $ 9.70400 $    2,477   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      150 $ 9.16475 to  $ 9.52764 $    1,404   0.00%    0.55%  to   1.95%   -9.83% to   -8.03%
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%    3.83% to    4.29%

                               AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    2,236 $10.95451 to  $15.01238 $   32,565   0.00%    0.55%  to   2.70%    7.24% to    9.61%
December 31, 2013    1,183 $12.28936 to  $13.69602 $   15,936   0.00%    0.55%  to   2.70%   25.05% to   33.76%
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%    1.60% to    2.39%

                                    AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 2, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,710 $ 9.55706 to  $ 9.97651 $   55,945   0.00%    1.15%  to   3.25%   10.87% to   13.27%
December 31, 2013    7,249 $ 8.62024 to  $ 8.80746 $   63,244   0.00%    1.15%  to   3.25%  -13.80% to  -11.93%

                                      A80

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ----------------
                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      209 $ 9.56412 to  $ 9.85401 $    2,023   0.00%    0.55%  to   1.95%  -5.02% to  -2.14%
December 31, 2013      117 $10.06910 to  $10.19183 $    1,184   0.00%    0.55%  to   1.95%   0.71% to   1.92%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014    4,132 $11.05572 to  $13.30316 $   53,805   0.00%    0.55%  to   2.85%   9.84% to  12.98%
December 31, 2013    1,526 $11.56161 to  $11.77434 $   17,800   0.00%    0.55%  to   2.65%  15.64% to  17.75%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      175 $ 9.15902 to  $ 9.85996 $    1,639   0.00%    0.55%  to   1.95%  -4.37% to  -2.01%
December 31, 2013       48 $ 9.58150 to  $ 9.69426 $      467   0.00%    0.55%  to   1.90%  -4.17% to  -3.05%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  233,397 $10.37423 to  $10.53178 $2,421,326   0.00%    1.10%  to   1.90%   9.06% to   9.95%
December 31, 2013   73,129 $ 9.51265 to  $ 9.57903 $  695,654   0.00%    1.10%  to   1.90%  -4.86% to  -4.20%

                              AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,481 $10.47787 to  $10.89838 $  187,270   0.00%    0.55%  to   3.15%   0.32% to   3.01%
December 31, 2013    8,247 $10.39072 to  $10.58015 $   86,639   0.00%    0.55%  to   3.15%   3.93% to   5.81%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   65,537 $10.61344 to  $11.11626 $  716,686   0.00%    0.55%  to   3.25%  -0.77% to   1.99%
December 31, 2013   32,310 $10.72647 to  $10.89883 $  349,718   0.00%    0.55%  to   2.85%   7.29% to   8.99%

                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,739 $ 9.84515 to  $10.20498 $  177,916   0.00%    0.55%  to   3.25%   1.69% to   4.53%
December 31, 2013    8,260 $ 9.58831 to  $ 9.76317 $   80,066   0.00%    0.55%  to   3.15%  -4.09% to  -2.36%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      199 $11.15982 to  $13.19717 $    2,527   0.00%    0.55%  to   2.00%  10.95% to  12.55%
December 31, 2013       66 $11.61220 to  $11.72588 $      766   0.00%    0.55%  to   2.00%  16.14% to  17.26%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      197 $11.16782 to  $13.48446 $    2,453   0.00%    0.55%  to   2.05%  11.23% to  14.61%
December 31, 2013       12 $11.64780 to  $11.76574 $      136   0.00%    0.55%  to   2.05%  16.50% to  17.66%

                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    2,681 $11.13605 to  $11.37768 $   30,230   0.00%    1.15%  to   3.25%  11.36% to  13.78%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014   27,151 $10.48352 to  $10.61730 $  285,797   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      366 $10.23141 to  $10.25115 $    3,753   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      784 $10.34076 to  $10.36085 $    8,118   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      484 $10.52974 to  $10.55012 $    5,103   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      756 $ 9.95303 to  $ 9.97233 $    7,530   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      180 $ 9.68459 to  $ 9.69330 $    1,746   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      251 $10.28185 to  $10.29105 $    2,586   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      434 $10.01270 to  $10.03217 $    4,356   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                                      A81

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                        AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    33   $ 9.70452 to  $ 9.71324 $  318   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                       AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    90   $10.40129 to  $10.41061 $  934   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                       AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   128   $ 9.72436 to  $ 9.73320 $1,248   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                       AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   448   $ 9.93851 to  $ 9.95398 $4,452   0.00%    0.55%  to   1.95%  -0.60% to  -0.46%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of

                                      A82
        issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of Mortality Risk and Expense Risk charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%
        Premier Investment Variable Annuity Series C - 0.68%
        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%
        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Discovery Preferred Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
             Premier Retirement L - No Optional Benefits
             Prudential Defined Income - With Defined Income Benefit

                                      A84

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
             Premier Retirement C Share - No Optional Benefits
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV

                                      A85

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5%
                Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
               Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A86

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

                                      A87

        Annuity payments--represent periodic payments distributed under the terms of the Contracts.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A88

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2015

                                      A89

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                        Page
                                                                                                       Numbers
                                                                                                       -------
Management's Annual Report on Internal Control Over Financial Reporting                                  B-2

Consolidated Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Consolidated Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Consolidated Financial Statements:

  1   Business and Basis of Presentation                                                                 B-8

  2   Significant Accounting Policies and Pronouncements                                                 B-8

  3   Investments                                                                                       B-18

  4   Deferred Policy Acquisition Costs                                                                 B-27

  5   Policyholders' Liabilities                                                                        B-28

  6   Certain Nontraditional Long-duration Contracts                                                    B-29

  7   Statutory Net Income and Surplus and Dividend Restriction                                         B-32

  8   Income Taxes                                                                                      B-32

  9   Fair Value of Assets and Liabilities                                                              B-34

  10  Derivative Instruments                                                                            B-48

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters                         B-53

  12  Related Party Transactions                                                                        B-54

  13  Quarterly Results of Operations (Unaudited)                                                       B-60

Report of Independent Registered Public Accounting Firm                                                 B-61

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework
(2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I--Financial Information

Item 1. Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                  December 31,    December 31,
                                                      2014            2013
                                                 --------------- ---------------
ASSETS
Fixed maturities, available-for-sale, at fair
 value (amortized cost: 2014 - $5,866,873; 2013
 - $5,538,933)                                   $     6,194,564 $     5,651,401
Equity securities, available-for-sale, at fair
 value (cost: 2014 - $28,881; 2013 - $567)                29,500             771
Trading account assets, at fair value                     49,661          18,892
Policy loans                                           1,123,912       1,086,772
Short-term investments                                   121,272          16,002
Commercial mortgage and other loans                    1,681,553       1,532,165
Other long-term investments                              298,143         226,704
                                                 --------------- ---------------
   Total investments                                   9,498,605       8,532,707
Cash and cash equivalents                                214,952         307,243
Deferred policy acquisition costs                      5,066,855       5,034,299
Accrued investment income                                 90,506          89,465
Reinsurance recoverables                              20,594,371      13,614,964
Receivables from parents and affiliates                  261,915         273,678
Deferred sales inducements                               836,791         989,889
Other assets                                              83,417          88,878
Separate account assets                              109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL ASSETS                                  $   145,841,604 $   129,333,472
                                                 =============== ===============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                  $    15,250,055 $    14,303,330
Future policy benefits and other policyholder
 liabilities                                          13,915,330       6,916,669
Cash collateral for loaned securities                     65,418          84,867
Income taxes                                             256,168         186,015
Short-term debt to affiliates                            423,000         274,900
Long-term debt to affiliates                           1,288,000       1,592,000
Payables to parent and affiliates                         66,581         202,381
Other liabilities                                        828,875         964,740
Separate account liabilities                         109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL LIABILITIES                                 141,287,619     124,927,251
                                                 --------------- ---------------

COMMITMENTS AND CONTINGENT LIABILITIES (See
 Note 11)

EQUITY
Common stock ($10 par value; 1,000,000 shares
 authorized; 250,000 shares issued and
 outstanding)                                              2,500           2,500
Additional paid-in capital                               792,153         804,237
Retained earnings                                      3,580,641       3,542,838
Accumulated other comprehensive income                   178,691          56,646
                                                 --------------- ---------------
   TOTAL EQUITY                                        4,553,985       4,406,221
                                                 --------------- ---------------
TOTAL LIABILITIES AND EQUITY                     $   145,841,604 $   129,333,472
                                                 =============== ===============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                          ---------------- ---------------- ----------------
                                                                                2014             2013             2012
                                                                          ---------------- ---------------- ----------------
REVENUES
Premiums                                                                  $         66,206 $         56,851 $         68,136
Policy charges and fee income                                                    2,074,852        1,880,925        1,534,763
Net investment income                                                              404,018          419,011          417,510
Asset administration fees                                                          377,127          332,288          286,302
Other income                                                                        57,827           20,149           74,013
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                      (483)         (12,268)         (34,926)
  Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                           356            7,827           28,692
  Other realized investment gains (losses), net                                    114,194          (9,009)        (150,213)
                                                                          ---------------- ---------------- ----------------
       Total realized investment gains (losses), net                               114,067         (13,450)        (156,447)
                                                                          ---------------- ---------------- ----------------
 TOTAL REVENUES                                                                  3,094,097        2,695,774        2,224,277
                                                                          ---------------- ---------------- ----------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                            343,714          178,924          353,494
Interest credited to policyholders' account balances                               368,315           45,737          165,992
Amortization of deferred policy acquisition costs                                  436,169        (524,311)         (38,969)
General, administrative and other expenses                                       1,019,723          890,794          878,383
                                                                          ---------------- ---------------- ----------------
 TOTAL BENEFITS AND EXPENSES                                                     2,167,921          591,144        1,358,900
                                                                          ---------------- ---------------- ----------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                         926,176        2,104,630          865,377
                                                                          ---------------- ---------------- ----------------

 Total income tax expense                                                          140,373          566,420          181,040
                                                                          ---------------- ---------------- ----------------
NET INCOME                                                                $        785,803 $      1,538,210 $        684,337
                                                                          ---------------- ---------------- ----------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                           (723)              224              192
  Unrealized investment gains (losses) for the period                              207,134        (290,636)          105,543
  Reclassification adjustment for (gains) losses included in net income           (18,649)         (33,920)         (22,644)
                                                                          ---------------- ---------------- ----------------
  Net unrealized investment gains (losses)                                         188,485        (324,556)           82,899
                                                                          ---------------- ---------------- ----------------
Other comprehensive income (loss), before tax                                      187,762        (324,332)           83,091
                                                                          ---------------- ---------------- ----------------
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                         (253)               78               67
    Net unrealized investment gains (losses)                                        65,970        (113,595)           29,191
                                                                          ---------------- ---------------- ----------------
     Total                                                                          65,717        (113,517)           29,258
Other comprehensive income (loss), net of tax                                      122,045        (210,815)           53,833
                                                                          ---------------- ---------------- ----------------
COMPREHENSIVE INCOME                                                      $        907,848 $      1,327,395 $        738,170
                                                                          ================ ================ ================

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                 Accumulated
                                                                                                    Other
                                                                    Additional                   Comprehensive
                                                         Common      Paid-in      Retained          Income
                                                         Stock       Capital       Earnings         (Loss)        Total Equity
                                                        --------   -----------   ------------   --------------   -------------

Balance, December 31, 2011                              $  2,500   $  836,021    $  1,743,291   $     213,628    $  2,795,440
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (17,718)               -               -        (17,718)
Comprehensive income:
  Net income                                                   -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax                -            -               -          53,833          53,833
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         738,170
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2012                              $  2,500   $  818,303    $  2,427,628   $     267,461    $  3,515,892
Dividend to Parent                                             -            -       (423,000)               -       (423,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (14,066)               -               -        (14,066)
Comprehensive income:
  Net income                                                   -            -       1,538,210               -       1,538,210
  Other comprehensive income (loss), net of tax                -            -               -       (210,815)       (210,815)
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -       1,327,395
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2013                              $  2,500   $  804,237    $  3,542,838   $      56,646    $  4,406,221
Dividend to Parent                                             -            -       (748,000)               -       (748,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (12,084)               -               -        (12,084)
Comprehensive income:
  Net income                                                   -            -         785,803               -         785,803
  Other comprehensive income (loss), net of tax                -            -               -         122,045         122,045
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         907,848
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2014                              $  2,500   $  792,153    $  3,580,641   $     178,691    $  4,553,985
                                                        ========   ==========    ============   =============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                         2014           2013           2012
                                    -------------- -------------- --------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income                           $     785,803  $   1,538,210  $     684,337
Adjustments to reconcile net
 income to net cash provided by
 operating activities:
 Policy charges and fee income            (76,188)      (113,831)      (163,640)
 Interest credited to
   policyholders' account balances         368,315         45,737        165,992
 Realized investment (gains)
   losses, net                           (114,067)         13,450        156,447
 Amortization and other non-cash
   items                                  (62,555)       (43,677)       (56,322)
 Change in:
   Future policy benefits and
     other insurance liabilities         1,402,458      1,185,681      1,337,078
   Reinsurance recoverables            (1,306,132)    (1,168,256)    (1,117,361)
   Accrued investment income               (2,174)        (4,286)        (6,372)
   Net payable to/receivable from
     affiliates                             17,869       (65,380)          6,426
   Deferred policy acquisition
     costs                               (190,550)    (1,346,386)    (1,210,728)
   Income taxes                             69,204        341,965         81,763
   Deferred sales inducements              (9,112)       (20,871)      (199,005)
   Other, net                              194,821       (44,750)          7,961
                                    -------------- -------------- --------------
Cash flows from (used in)
 operating activities                $   1,077,692  $     317,606  $   (313,424)
                                    -------------- -------------- --------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
Proceeds from the
 sale/maturity/prepayment of:
 Fixed maturities,
   available-for-sale                $     907,665  $   1,570,701  $   1,019,890
 Short-term investments                    409,804        662,351      1,424,173
 Policy loans                              121,644        130,655        131,511
 Ceded policy loans                        (9,753)        (9,156)        (7,951)
 Commercial mortgage and other
   loans                                   113,073        207,340        149,621
 Other long-term investments                 5,389         12,933         11,557
 Equity securities,
   available-for-sale                       17,854         13,596          9,862
 Trading account assets, at fair
   value                                     1,375          7,524         14,325
Payments for the
 purchase/origination of:
 Fixed maturities,
   available-for-sale                  (1,340,010)    (1,934,430)    (1,646,619)
 Short-term investments                  (514,524)      (566,100)    (1,253,361)
 Policy loans                            (114,037)      (101,357)      (129,521)
 Ceded policy loans                         10,960          9,687         16,320
 Commercial mortgage and other
   loans                                 (320,155)      (367,857)      (239,086)
 Other long-term investments              (57,420)       (84,859)       (75,664)
 Equity securities,
   available-for-sale                     (45,101)       (10,574)        (5,024)
 Trading account assets, at fair
   value                                  (32,060)        (9,478)              -
Notes receivable from parent and
 affiliates, net                           (7,831)          4,641          5,714
Other, net                                   (417)            160        (1,885)
                                    -------------- -------------- --------------
Cash flows used in investing
 activities                          $   (853,544)  $   (464,223)  $   (576,138)
                                    -------------- -------------- --------------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Policyholders' account deposits     $   2,966,388  $   3,091,818  $   4,154,752
 Ceded policyholders' account
   deposits                              (672,242)      (413,181)      (312,528)

 Policyholders' account withdrawals    (1,730,977)    (2,399,425)    (3,178,207)
 Ceded policyholders' account
   withdrawals                              46,690         47,114         31,419
 Net change in securities sold
   under agreement to repurchase
   and cash collateral for loaned
   securities                             (19,449)         36,799      (146,074)
 Dividend to parent                      (748,000)      (423,000)              -
 Contributed (Distributed) capital
   - parent/child asset transfers         (17,306)        (3,374)       (20,900)
 Net change in financing
   arrangements (maturities 90
   days or less)                           (2,900)          2,900       (15,000)
 Proceeds from the issuance of
   debt (maturities longer than 90
   days)                                   418,000        532,000      1,057,000
 Repayments of debt (maturities
   longer than 90 days)                  (571,000)      (451,000)      (560,000)
 Drafts outstanding                         14,357         21,100          3,786
                                    -------------- -------------- --------------
Cash flows from (used in)
 financing activities                $   (316,439)  $      41,751  $   1,014,248
                                    -------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS   $  (92,291)  $ (104,866)  $   124,686
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR               307,243      412,109      287,423
                                                      ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $   214,952  $   307,243  $   412,109
                                                      ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                    $   129,430  $   250,087  $   134,603
  Interest paid                                        $    62,664  $    40,209  $    43,717

                See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available for sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the "Company" and Prudential Universal Reinsurance Company ("PURC"), an affiliate, in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available for sale, related to the tax settlements with Prudential Financial Inc. ("PFI"), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company ("UPARC"), an affiliate, and the Company and PURC in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company, and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate, in the first quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company, and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available for sale, related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life ("GUL") business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.

Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital--parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company's wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company", is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The Company has two subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and one subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. ("The Hartford") through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased the Company's scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL"), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company's experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that generally vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." The Company amended or entered into multiple reinsurance transactions (See Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                            December 31, 2014
                                             --------------------------------------------------------------------------------
                                                                                                                 Other-than-
                                                                  Gross           Gross                           temporary
                                                Amortized       Unrealized      Unrealized         Fair          Impairments
                                                  Cost            Gains           Losses           Value         in AOCI (3)
                                             ---------------   -------------   ------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        83,372   $       8,711   $          1   $        92,082   $           -
Obligations of U.S. states and their
 political subdivisions                              310,518          15,323            187           325,654               -
Foreign government bonds                              35,228           3,284             14            38,498               -
Public utilities                                     683,652          62,060          3,288           742,424               -
Redeemable preferred stock                             3,185             763            137             3,811               -
All other corporate securities                     3,743,804         227,939         20,820         3,950,923           (247)
Asset-backed securities (1)                          395,180           8,281          1,210           402,251         (3,531)
Commercial mortgage-backed securities                482,769          17,978          1,868           498,879               -
Residential mortgage-backed securities
 (2)                                                 129,165          10,902             25           140,042           (836)
                                             ---------------   -------------   ------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,866,873   $     355,241   $     27,550   $     6,194,564   $     (4,614)
                                             ===============   =============   ============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $            66   $          23   $          -   $            89
   Industrial, miscellaneous & other                       5             173              -               178
   Mutual funds                                       28,470             468            295            28,643
Non-redeemable preferred stocks                          340             250              -               590
                                             ---------------   -------------   ------------   ---------------
     Total equity securities,
       available-for-sale                    $        28,881   $         914   $        295   $        29,500
                                             ===============   =============   ============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                           December 31, 2013(4)
                                             ---------------------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                  Gross           Gross                            temporary
                                                Amortized       Unrealized      Unrealized          Fair          Impairments
                                                  Cost            Gains           Losses            Value         in AOCI (3)
                                             ---------------   -------------   -------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        89,497   $       5,910   $       1,882   $        93,525   $           -
Obligations of U.S. states and their
 political subdivisions                               83,807           1,518           6,374            78,951               -
Foreign government bonds                              20,357           3,640               -            23,997               -
Public utilities                                     672,260          27,811          25,574           674,497               -
Redeemable preferred stock                               681             126               -               807               -
All other corporate securities                     3,785,906         173,209          93,050         3,866,065           (252)
Asset-backed securities (1)                          216,081           8,687           2,677           222,091         (7,783)
Commercial mortgage-backed securities                510,255          20,316           8,563           522,008               -
Residential mortgage-backed securities
 (2)                                                 160,089          10,870           1,499           169,460           (973)
                                             ---------------   -------------   -------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,538,933   $     252,087   $     139,619   $     5,651,401   $     (9,008)
                                             ===============   =============   =============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $           131   $          29   $           -   $           160
   Industrial, miscellaneous & other                       4              12               -                16
   Mutual funds                                           91               3               3                91
Non-redeemable preferred stocks                          341             163               -               504
                                             ---------------   -------------   -------------   ---------------
     Total equity securities,
       available-for-sale                    $           567   $         207   $           3   $           771
                                             ===============   =============   =============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                                     Available-for-Sale
                                               -------------------------------
                                               Amortized Cost    Fair Value
                                               --------------- ---------------
                                                       (in thousands)
 Due in one year or less                       $       154,305 $       156,481
 Due after one year through five years               1,122,791       1,196,417
 Due after five years through ten years              1,374,498       1,428,687
 Due after ten years                                 2,208,165       2,371,807
 Asset-backed securities                               395,180         402,251
 Commercial mortgage-backed securities                 482,769         498,879
 Residential mortgage-backed securities                129,165         140,042
                                               --------------- ---------------
  Total                                        $     5,866,873 $     6,194,564
                                               =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                         2014           2013           2012
                                    -------------  -------------- -------------
                                                   (in thousands)
Fixed maturities,
 available-for-sale
 Proceeds from sales                $     245,618  $     816,125  $     116,493
 Proceeds from
   maturities/repayments                  656,249        760,433        903,272
 Gross investment gains from
   sales, prepayments and
   maturities                              20,394         60,261         31,720
 Gross investment losses from
   sales and maturities                    (2,704)       (22,380)        (1,171)

Equity securities,
 available-for-sale
 Proceeds from sales                $      17,873  $      13,603  $       9,862
 Proceeds from
   maturities/repayments                        -              3              -
 Gross investment gains from sales          1,085          1,337          1,027
 Gross investment losses from sales             -           (791)          (529)

Fixed maturity and equity security
 impairments
 Net writedowns for
   other-than-temporary impairment
   losses on fixed maturities
   recognized in earnings (1)       $        (127) $      (4,441) $      (6,236)
 Writedowns for impairments on
   equity securities                            -            (67)        (2,168)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive Income (Loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        2014           2013
                                                    ---------------------------
                                                          (in thousands)
 Balance, beginning of period                           $ 14,660    $    27,702
 Credit loss impairments previously recognized on
  securities which matured, paid down, prepaid or
  were sold during the period                            (6,533)       (14,330)
 Credit loss impairment recognized in the current
  period on securities not previously impaired                 -             31
 Additional credit loss impairments recognized in
  the current period on securities previously
  impaired                                                     -            798
 Increases due to the passage of time on
  previously recorded credit losses                        1,098            915
 Accretion of credit loss impairments previously
  recognized due to an increase in cash flows
  expected to be collected                                 (496)          (456)
                                                    ------------   ------------
 Balance, end of period                                 $  8,729    $    14,660
                                                    ============   ============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                   December 31, 2014           December 31, 2013
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $      43,490 $      44,121 $      14,118 $      16,162
Equity securities                     3,447         5,540         1,388         2,730
                              ------------- ------------- ------------- -------------
Total trading account assets  $      46,937 $      49,661 $      15,506 $      18,892
                              ============= ============= ============= =============

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.7) million, $2.7 million, and $(0.5) million during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                           December 31, 2014                 December 31, 2013
                                                   --------------------------------- --------------------------------
                                                        Amount           % of             Amount                % of
                                                    (in thousands)       Total        (in thousands)            Total
                                                   ----------------   -----------    ----------------        -----------
Commercial and agricultural mortgage loans by
 property type:
Retail                                             $        439,679          26.2%   $        467,059               30.5%
Apartments/Multi-Family                                     401,568          23.9             298,365               19.5
Industrial                                                  286,104          17.1             272,239               17.7
Office                                                      244,072          14.6             195,499               12.8
Other                                                        99,083           5.9             102,294                6.6
Hospitality                                                  92,126           5.5              90,085                5.9
                                                   ----------------   -----------    ----------------        -----------
Total commercial mortgage loans                           1,562,632          93.2           1,425,541               93.0
Agricultural property loans                                 114,665           6.8             107,118                7.0
                                                   ----------------   -----------    ----------------        -----------
Total commercial and agricultural mortgage loans
 by property type                                         1,677,297         100.0%          1,532,659              100.0%
                                                                      ===========                            ===========
Valuation allowance                                         (4,154)                           (8,904)
                                                   ----------------                  ----------------
Total net commercial and agricultural mortgage
 loans by property type                                   1,673,143                         1,523,755
                                                   ----------------                  ----------------
Other Loans
Uncollateralized loans                                        8,410                             8,410
Valuation allowance                                               -                                 -
                                                   ----------------                  ----------------
Total net other loans                                         8,410                             8,410
                                                   ----------------                  ----------------
Total commercial mortgage and other loans          $      1,681,553                  $      1,532,165
                                                   ================                  ================

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (21%), Texas (12%), and New Jersey (10%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014      December 31, 2013     December 31, 2012
                                                 ------------------     -----------------     -----------------
                                                                         (in thousands)
Allowance for credit losses, beginning of year   $            8,904     $          6,028      $         12,813
Addition to / (release of) allowance for losses             (1,832)                2,876               (1,551)
Charge-offs, net of recoveries                              (2,918)                    -               (5,234)
                                                 ------------------     -----------------     -----------------
Total ending balance (1)                         $            4,154     $          8,904      $          6,028
                                                 ==================     =================     =================

(1)Agricultural loans represent $0.1 million, $0.3 million, and $0.4 million of the ending allowance at December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                               December 31, 2014     December 31, 2013
                                                              -----------------------------------------
                                                                           (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $               940   $             3,084
Collectively evaluated for impairment (2)                                   3,214                 5,820
                                                              -------------------   -------------------
Total ending balance                                          $             4,154   $             8,904
                                                              ===================   ===================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $            15,875   $             6,392
Gross of reserves: collectively evaluated for impairment (2)            1,669,832             1,534,677
                                                              -------------------   -------------------
Total ending balance, gross of reserves                       $         1,685,707   $         1,541,069
                                                              ===================   ===================

(1)There were no agricultural or uncollateralized loans individually evaluated for impairments at both December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $115 million and $107 million at December 31, 2014 and 2013, respectively, and a related allowance of $0.1 million and $0.3 million at December 31, 2014 and 2013, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million primarily related to office property types. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2013, had a recorded investment and unpaid principal balance of $6.4 million and related allowance of $3.1 million primarily related to other property types. At both December 31, 2014 and 2013, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million as of December 31, 2014. There was no material net investment income recognized on these loans as of December 31, 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2014
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        997,610  $      24,491 $       9,393  $      1,031,494
60%-69.99%                                                 372,958         15,741        13,981           402,680
70%-79.99%                                                 177,956         31,463         3,493           212,912
Greater than 80%                                             2,991         22,068         5,152            30,211
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,551,515  $      93,763 $      32,019  $      1,677,297
                                                  ================  ============= =============  ================

The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2013
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        894,897  $      11,196 $       9,323  $        915,416
60%-69.99%                                                 314,325         28,420         4,327           347,072
70%-79.99%                                                 183,853          9,295        25,626           218,774
Greater than 80%                                            24,000          5,310        22,087            51,397
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,417,075  $      54,221 $      61,363  $      1,532,659
                                                  ================  ============= =============  ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

As of December 31, 2014 and 2013, $1.7 billion and $1.5 billion, respectively, of commercial mortgage and other loans were in current status. As of December 31, 2014, no commercial mortgage and other loans were classified as past due. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were classified as past due, primarily related to other property types. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

As of December 31, 2014, $15.9 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages. For the year ended December 31, 2014 and 2013, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. For the years ended December 31, 2014 and 2013, there were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                2014           2013
                                           -------------- --------------
                                                  (in thousands)
Company's investment in Separate accounts  $       25,761 $       29,739
Joint ventures and limited partnerships           244,330        196,538
Derivatives                                        28,052            427
                                           -------------- --------------
Total other long-term investments          $      298,143 $      226,704
                                           ============== ==============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014          2013          2012
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     262,532 $     278,747 $     270,790
Equity securities, available-for-sale                    2             1            52
Trading account assets                               1,018           657           981
Commercial mortgage and other loans                 81,848        84,006        84,232
Policy loans                                        60,847        59,287        58,007
Short-term investments and cash equivalents            528           654         1,003
Other long-term investments                         16,962        15,023        21,224
                                             ------------- ------------- -------------
Gross investment income                            423,737       438,375       436,289
Less: investment expenses                         (19,719)      (19,364)      (18,779)
                                             ------------- ------------- -------------
  Net investment income                      $     404,018 $     419,011 $     417,510
                                             ============= ============= =============

Carrying value for non-income producing assets included $9 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2014          2013           2012
                                            ------------------------------------------
                                                          (in thousands)
Fixed maturities                            $      17,563 $      33,440 $       24,314
Equity securities                                   1,085           480        (1,670)
Commercial mortgage and other loans                 4,644         5,494          7,307
Joint ventures and limited partnerships               210          (83)              -
Derivatives                                        90,556      (52,799)      (186,425)
Other                                                   9            18             27
                                            ------------- ------------- --------------
  Realized investment gains (losses), net   $     114,067 $    (13,450) $    (156,447)
                                            ============= ============= ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                 Total Accumulated
                                                               Foreign Currency  Net Unrealized        Other
                                                                 Translation    Investment Gains   Comprehensive
                                                                  Adjustment      (Losses) (1)     Income (Loss)
                                                               ---------------- ---------------- -----------------
                                                                                 (in thousands)
Balance, December 31, 2011                                      $          133   $     213,495     $     213,628
Change in component during period (2)                                      124          53,709            53,833
                                                                --------------   -------------     -------------
Balance, December 31, 2012                                      $          257   $     267,204     $     267,461
Change in component during period (2)                                      146       (210,961)         (210,815)
                                                                --------------   -------------     -------------
Balance, December 31, 2013                                      $          403   $      56,243     $      56,646
Change in other comprehensive income before reclassifications            (723)         207,134           206,411
Amounts reclassified from AOCI                                               -        (18,649)          (18,649)
Income tax benefit (expense)                                               253        (65,970)          (65,717)
                                                                --------------   -------------     -------------
Balance, December 31, 2014                                      $         (67)   $     178,758     $     178,691
                                                                ==============   =============     =============

(1)Includes cash flow hedges of $12 million, $(5) million, and $0 as of December 31, 2014, 2013, and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                  Year Ended        Year Ended        Year Ended
                                                               December 31, 2014 December 31, 2013 December 31, 2012
                                                               ----------------- ----------------- -----------------
                                                                                  (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges--Currency/Interest rate (3)                    $      6,594      $        329      $      1,754
                                                                 ------------      ------------      ------------
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                                   12,055            33,591            20,890
                                                                 ------------      ------------      ------------
   Total net unrealized investment gains (losses)                      18,649            33,920            22,644
                                                                 ------------      ------------      ------------
    Total reclassifications for the period                       $     18,649      $     33,920      $     22,644
                                                                 ============      ============      ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company's Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                              Accumulated
                                                                                                                 Other
                                                                                                             Comprehensive
                                                             Deferred      Future Policy                     Income (Loss)
                                                              Policy        Benefits and      Deferred       Related To Net
                                           Net Unrealized   Acquisition    Policyholders'    Income Tax        Unrealized
                                           Gains (Losses)    Costs and        Account        (Liability)       Investment
                                           on Investments   Other Costs     Balances(1)        Benefit       Gains (Losses)
                                           --------------   ------------   --------------   --------------   --------------
                                                                            (in thousands)
Balance, December 31, 2011                 $    (18,648)    $     10,187    $    (2,936)    $        3,958    $    (7,439)
Net investment gains (losses) on
 investments arising during the period            11,444               -               -           (4,005)           7,439
Reclassification adjustment for (gains)
 losses included in net income                     6,755               -               -           (2,364)           4,391
Reclassification adjustment for OTTI
 losses excluded from net income(1)                (169)               -               -                59           (110)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (9,892)               -             3,462         (6,430)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           3,499           (1,225)           2,274
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2012                 $       (618)    $        295    $        563    $        (115)    $        125
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period             1,053               -               -             (369)             684
Reclassification adjustment for (gains)
 losses included in net income                     4,114               -               -           (1,440)           2,674
Reclassification adjustment for OTTI
 losses excluded from net income(1)                 (51)               -               -                18            (33)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (3,619)               -             1,266         (2,353)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           1,256             (439)             817
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2013                 $       4,498    $    (3,324)    $      1,819    $      (1,079)    $      1,914
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period               996               -               -             (348)             648
Reclassification adjustment for (gains)
 losses included in net income                     (161)               -               -                56           (105)
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    -               -               -                 -               -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -             786               -             (275)             511
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           (591)               206           (385)
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2014                 $       5,333    $    (2,538)    $      1,228    $      (1,440)    $      2,583
                                           ==============   ============   ==============   ==============   ==============

(1)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                       Deferred        Future Policy                        Income (Loss)
                                  Net Unrealized        Policy          Benefits and        Deferred        Related To Net
                                  Gains (Losses)      Acquisition      Policyholders'      Income Tax         Unrealized
                                        on             Costs and          Account          (Liability)        Investment
                                  Investments(1)      Other Costs       Balances(2)          Benefit        Gains (Losses)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
                                                                       (in thousands)
Balance, December 31, 2011       $        443,637   $      (179,520)   $        75,345   $     (118,533)   $        220,929
Net investment gains (losses)
 on investments arising
 during the period                         90,693                  -                 -          (31,738)             58,955
Reclassification adjustment
 for (gains) losses included
 in net income                           (29,399)                  -                 -            10,290           (19,109)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                           169                  -                 -              (59)                110
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (40,688)                 -            14,065           (26,623)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            50,488          (17,671)             32,817
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2012       $        505,100   $      (220,208)   $       125,833   $     (143,646)   $        267,079
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                      (343,964)                  -                 -           120,388          (223,576)
Reclassification adjustment
 for (gains) losses included
 in net income                           (38,034)                  -                 -            13,312           (24,722)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            51                  -                 -              (18)                 33
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -            177,178                 -          (62,012)            115,166
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -         (122,540)            42,889           (79,651)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2013       $        123,153   $       (43,030)   $         3,293   $      (29,087)   $         54,329
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                        239,912                  -                 -          (83,969)            155,943
Reclassification adjustment
 for (gains) losses included
 in net income                           (18,488)                  -                 -             6,471           (12,017)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                             -                  -                 -                 -                  -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (69,799)                 -            24,430           (45,369)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            35,829          (12,540)             23,289
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2014       $        344,577   $      (112,829)   $        39,122   $      (94,695)   $        176,175
                                 ================   ================   ===============   ===============   ================

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013           2012
                                                                     -------------- -------------- --------------

                                                                                    (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $        5,333 $        4,498 $        (618)
Fixed maturity securities, available-for-sale--all other                    322,358        107,970        474,128
Equity securities, available-for-sale                                           619            204          1,208
Derivatives designated as cash flow hedges(1)                                11,585        (4,701)            147
Other investments                                                            10,015         19,680         29,617
                                                                     -------------- -------------- --------------
Net unrealized gains (losses) on investments                         $      349,910 $      127,651 $      504,482
                                                                     ============== ============== ==============

(1)See Note 10 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                                       2014
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                   Unrealized              Unrealized               Unrealized
                                                      Fair Value    Losses     Fair Value   Losses     Fair Value    Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $         994 $        1  $        -  $        -  $        994 $        1
Obligations of U.S. states and their political
 subdivisions                                               9,852        125       2,886          62        12,738        187
Foreign government bonds                                    2,246         14                       -         2,246         14
Public utilities                                           30,974      1,618      45,756       1,670        76,730      3,288
All other corporate securities                            356,348     13,194     260,985       7,763       617,333     20,957
Asset-backed securities                                   209,774        737      54,711         473       264,485      1,210
Commercial mortgage-backed securities                      15,824        155      87,606       1,713       103,430      1,868
Residential mortgage-backed securities                        776         11       3,878          14         4,654         25
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $     626,788 $   15,855  $  455,822  $   11,695  $  1,082,610 $   27,550
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $      14,706 $      295  $        -  $        -  $     14,706 $      295
                                                    ============= ==========  ==========  ==========  ============ ==========

                                                                                     2013(1)
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                  Unrealized              Unrealized               Unrealized
                                                     Fair Value     Losses    Fair Value    Losses    Fair Value     Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $      24,123 $    1,882  $        -  $        -  $     24,123 $    1,882
Obligations of U.S. states and their political
 subdivisions                                              51,216      5,904       2,496         470        53,712      6,374
Foreign government bonds                                        -          -           -           -             -          -
Public utilities                                          319,224     23,475      11,917       2,099       331,141     25,574
All other corporate securities                          1,277,244     78,305      85,814      14,745     1,363,058     93,050
Asset-backed securities                                    93,021      1,418      11,782       1,259       104,803      2,677
Commercial mortgage-backed securities                     116,371      6,706      19,605       1,857       135,976      8,563
Residential mortgage-backed securities                     42,121      1,472       3,225          27        45,346      1,499
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $   1,923,320 $  119,162  $  134,839  $   20,457  $  2,058,159 $  139,619
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $          44 $        3  $        -  $        -  $         44 $        3
                                                    ============= ==========  ==========  ==========  ============ ==========

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $21 million and $136 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $6 million and $4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $12 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, consumer cyclical, and utility sectors of the Company's corporate securities. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, utility, and basic industry sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with our policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2014          2013
                                               ------------- -------------
                                                     (in thousands)
Fixed maturity securities, available for sale  $      63,100 $      81,849
Trading account assets                                     -             -
Equity Securities                                          -             -
                                               ------------- -------------
Total securities pledged                       $      63,100 $      81,849
                                               ============= =============

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $65 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase."

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $94 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $4 million at both December 31, 2014 and 2013 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                               2014             2013             2012
                                                                         ---------------- ---------------- ----------------
                                                                                           (in thousands)
Balance, beginning of year                                               $      5,034,299 $      3,679,061 $      2,545,600
Capitalization of commissions, sales and issue expenses                           626,718          822,075        1,171,759
Amortization-Impact of assumption and experience unlocking and true-ups           272,385          (9,167)           60,313
Amortization-All other                                                          (708,554)          533,478         (21,345)
Change in unrealized investment gains and losses                                 (67,056)          167,880         (53,651)
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)              (90,937)        (159,028)         (23,616)
                                                                         ---------------- ---------------- ----------------
Balance, end of year                                                     $      5,066,855 $      5,034,299 $      3,679,061
                                                                         ================ ================ ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Capitalization balances related to reinsurance amounted to $337 million, $285 million, and $249 million in 2014, 2013, and 2012, respectively. Amortization balances related to reinsurance amounted to $204 million, $89 million and $180 million in 2014, 2013, and 2012, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $142 million and $44 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2014                  2013
                                              --------------------- --------------------

                                                            (in thousands)
Life insurance - domestic                     $           7,285,791 $          5,768,262
Life insurance - Taiwan                                   1,151,882            1,151,503
Individual and group annuities                              457,324              320,451
Policy claims and other contract liabilities              5,020,333            (323,547)
                                              --------------------- --------------------
Total future policy benefits                  $          13,915,330 $          6,916,669
                                              ===================== ====================

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%, with approximately 1.1% of the reserves based on an interest rate in excess of 8.0%.

The Company's liability for future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2014                  2013
                                       --------------------- ---------------------

                                                     (in thousands)
Interest-sensitive life contracts      $          11,906,915 $          11,456,129
Individual annuities                               2,088,468             1,624,523
Guaranteed interest accounts                         413,074               450,738
Other                                                841,598               771,940
                                       --------------------- ---------------------
Total policyholders' account balances  $          15,250,055 $          14,303,330
                                       ===================== =====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 4.5% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.0% to 8.0% for other. Included in interest-sensitive life contracts at December 31, 2014, are $4.8 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                    December 31, 2013
                                         ----------------------------------   ----------------------------------

                                         In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                              Death       Accumulation (1)         Death       Accumulation (1)
                                         ----------------------------------   ----------------------------------
Variable Annuity Contracts                                           (in thousands)

Return of Net Deposits
Account value                            $     77,862,297 $            N/A    $     70,025,044 $            N/A
Net amount at risk                                 40,701              N/A    $         46,013              N/A
Average attained age of contractholders                63              N/A                  62              N/A
Minimum return or contract value
Account value                            $     21,123,437 $     89,367,950    $     20,498,033 $     81,142,995
Net amount at risk                       $      1,365,085 $      1,277,406    $      1,274,286 $      1,085,030
Average attained age of contractholders                67               63                  67               62
Average period remaining until earliest
 expected annuitization                               N/A       0.03 years                 N/A       0.09 years

(1)Includes income and withdrawal benefits as described herein

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              December 31, 2014    December 31, 2013
                                            ------------------- ---------------------

                                                      In the Event of Death
                                            -----------------------------------------
                                                         (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees (1)
Separate account value                      $         3,022,615 $           2,958,551
General account value                       $         4,560,768 $           3,922,205
Net amount at risk                          $        88,749,362 $          80,432,427
Average attained age of contractholders                54 years              53 years

(1)Excludes assumed reinsurance of GUL business from the Hartford that is retroceded 100% to PARU.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2014   December 31, 2013
                              ------------------- -------------------

                                          (in thousands)
          Equity funds                $60,982,384         $55,455,438
          Bond funds                   30,825,335          29,937,112
          Money market funds            4,928,870           3,301,910
                              ------------------- -------------------
          Total                       $96,736,589         $88,694,460
                              =================== ===================

In addition to the above mentioned amounts invested in separate account investment options, $2.249 billion and $1.829 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                    GMWB/GMIWB/
                                                 GMDB                     GMIB         GMAB           Total
                                    -------------------------------   -------------------------- ----------------
                                                   Variable Life,
                                                 Variable Universal
                                      Variable    Life & Universal             Variable
                                      Annuity           Life                   Annuity
                                    ------------ ------------------   --------------------------

                                                                   (in thousands)
Balance as of December 31, 2011     $     97,635     $      224,909   $      33,010 $    912,987 $      1,268,541
Incurred guarantee benefits (1)          145,022             94,007          21,916      504,903          765,848
Paid guarantee benefits                 (40,590)           (13,929)           (540)            -         (55,059)
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2012     $    202,067     $      304,987   $      54,386 $  1,417,890 $      1,979,330
Incurred guarantee benefits (1)(2)        28,033            101,484        (30,882)  (1,766,290)      (1,667,655)
Paid guarantee benefits                 (26,306)            (3,090)         (1,148)            -         (30,544)
Other (3)                                  4,060          1,340,869              98                     1,345,027
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2013     $    207,854     $    1,744,250   $      22,454 $  (348,400) $      1,626,158
Incurred guarantee benefits (1)(2)       131,594            785,583          17,905    5,342,010        6,277,092
Paid guarantee benefits                 (22,079)           (18,192)           (853)            -         (41,124)
Other                                      3,848            283,668             175            -          287,691
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2014     $    321,217     $    2,795,309   $      39,681 $  4,993,610 $      8,149,817
                                    ============ ==================   ============= ============ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                           2014                  2013                   2012
                                                   ------------------------------------------------------------------

                                                                             (in thousands)

Balance, beginning of year                         $            989,889 $              787,891 $              542,742
Capitalization                                                    9,112                 20,871                198,955
Amortization-Impact of assumption and experience
 unlocking and true-ups                                          34,420                 14,613                 53,108
Amortization-All other                                        (194,673)                160,835                (9,985)
Change in unrealized investment gains (losses)                  (1,957)                  5,679                  3,071
                                                   -------------------- ---------------------- ----------------------
Balance, end of year                               $            836,791 $              989,889 $              787,891
                                                   ==================== ====================== ======================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


7.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company, excluding its subsidiary PLNJ, amounted to $109 million, $553 million and $591 million for the years ended December 31, 2014, 2013, and 2012, respectively. Statutory surplus of the Company, excluding its subsidiary PLNJ, amounted to $2,656 million and $2,387 million December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $164 million in 2015 without prior approval. The Company paid dividends to the parent company of $748 million and $423 million in 2014 and 2013, respectively. The Company did not pay a dividend in 2012.

8.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2014                2013                2012
                                                                   ------------------- ------------------- -------------------

                                                                                         (in thousands)
Current tax expense (benefit):
U.S.                                                                $          112,742  $          250,601  $          216,654
                                                                   ------------------- ------------------- -------------------
Total                                                                          112,742             250,601             216,654
                                                                   ------------------- ------------------- -------------------

Deferred tax expense (benefit):
U.S.                                                                            27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------
Total                                                                           27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------

Total income tax expense on continuing operations                              140,373             566,420             181,040
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                             65,717           (113,517)              29,258
  Additional paid-in capital                                                   (6,507)             (7,574)             (9,540)
                                                                   ------------------- ------------------- -------------------
Total income tax expense (benefit)                                  $          199,583  $          445,329  $          200,758
                                                                   =================== =================== ===================

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits ("Hedging IDD"). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014 the Company's U.S. current tax benefit includes an additional tax benefit of $15 million and a corresponding reduction of deferred tax assets.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2014             2013             2012
                                                             --------------------------------------------------

                                                                               (in thousands)

Expected federal income tax expense                          $        324,169 $        736,621 $        302,882

Non-taxable investment income                                       (152,844)        (149,933)        (108,463)

Tax credits                                                          (32,881)         (20,935)         (14,460)

Other                                                                   1,929              667            1,081
                                                             ---------------- ---------------- ----------------
Total income tax expense (benefit) on continuing operations  $        140,373 $        566,420 $        181,040
                                                             ================ ================ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2014                  2013
                                       -------------------------------------------
                                                     (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,629,234  $          1,551,346
  Investments                                              -                82,821
  Other                                                  821                     -
                                       --------------------- ---------------------
  Deferred tax assets                   $          1,630,055  $          1,634,167
                                       --------------------- ---------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $          1,407,473  $          1,412,944
  Deferred sales inducements                         292,877               346,461
  Net unrealized gains on securities                 118,745                46,247
  Investments                                         70,517                     -
  Other                                                    -                 1,232
                                       --------------------- ---------------------
  Deferred tax liabilities                         1,889,612             1,806,884
                                       --------------------- ---------------------
Net deferred tax asset (liability)      $          (259,557)  $          (172,717)
                                       ===================== =====================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $926 million, $2,105 million and $866 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)

Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits-prior years                                               -        -        464
(Decreases) in unrecognized tax benefits-prior years                                             -        -          -
Increases in unrecognized tax benefits-current year                                              -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlements with taxing authorities                                                              -        -      (577)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

 Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction   Open Tax Years
                    -----------------------  ---------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                                         As of December 31, 2014
                                          --------------------------------------------------------------------------------------

                                              Level 1          Level 2          Level 3          Netting (1)         Total
                                          ---------------- --------------- ------------------ ----------------- ----------------

                                                                              (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $              - $        92,082 $                - $               - $         92,082
Obligations of U.S. states and their
 political subdivisions                                  -         325,654                  -                 -          325,654
Foreign government bonds                                 -          38,498                  -                 -           38,498
Corporate securities                                     -       4,612,357             84,801                 -        4,697,158
Asset-backed securities                                  -         302,034            100,217                 -          402,251
Commercial mortgage-backed securities                    -         498,879                  -                 -          498,879
Residential mortgage-backed securities                   -         140,042                  -                 -          140,042
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -       6,009,546            185,018                 -        6,194,564
Trading account assets:
Corporate securities                                     -          42,131                  -                 -           42,131
Asset-backed securities                                  -           1,990                  -                 -            1,990
Equity securities                                        -               -              5,540                 -            5,540
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -          44,121              5,540                 -           49,661

Equity securities, available for sale                  107          28,643                750                 -           29,500
Short-term investments                               6,997         114,275                  -                 -          121,272
Cash equivalents                                    41,584          26,259                  -                 -           67,843
Other long-term investments                              -         242,523              2,115         (215,066)           29,572
Reinsurance recoverables                                 -               -          4,897,545                 -        4,897,545
Receivables from parents and affiliates                  -         158,469             19,203                 -          177,672
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total excluding separate account
   assets                                           48,688       6,623,836          5,110,171         (215,066)       11,567,629

Separate account assets (2)                              -     108,891,268            302,924                 -      109,194,192
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total assets                           $         48,688 $   115,515,104 $        5,413,095 $       (215,066) $    120,761,821
                                          ================ =============== ================== ================= ================
Future policy benefits (4)                $              - $             - $        4,993,611 $               - $      4,993,611
Payables to parent and affiliates                        -          58,687                  -          (58,687)                -
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total liabilities                      $              - $        58,687 $        4,993,611 $        (58,687) $      4,993,611
                                          ================ =============== ================== ================= ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                      As of December 31, 2013
                                          -------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3       Netting (1)         Total
                                          -------------- -------------- -------------- --------------- ------------------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $            - $       93,525 $            - $             - $           93,525
Obligations of U.S. states and their
 political subdivisions                                -         78,951              -               -             78,951
Foreign government bonds                               -         23,997              -               -             23,997
Corporate securities                                   -      4,523,076         18,293               -          4,541,369
Asset-backed securities                                -        141,157         80,934               -            222,091
Commercial mortgage-backed securities                  -        522,008              -               -            522,008
Residential mortgage-backed securities                 -        169,460              -               -            169,460
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -      5,552,174         99,227               -          5,651,401
Trading account assets:
Corporate securities                                   -         14,183              -               -             14,183
Asset-backed securities                                -          1,978              -               -              1,978
Equity securities                                      -              -          2,731               -              2,731
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -         16,161          2,731               -             18,892

Equity securities, available for sale                112             90            569               -                771
Short-term investments                             9,216          6,768             18               -             16,002
Cash equivalents                                   5,962        199,825              -               -            205,787
Other long term investments                            -         73,647          1,168        (73,219)              1,596
Reinsurance recoverables                               -              -         11,400               -             11,400
Receivables from parents and affiliates                -        170,761          4,121               -            174,882
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total excluding separate account
   assets                                         15,290      6,019,426        119,234        (73,219)          6,080,731

Separate account assets (2)                      973,192     99,149,315        279,842               -        100,402,349
                                          -------------- -------------- -------------- --------------- ------------------
   Total assets                           $      988,482 $  105,168,741 $      399,076 $      (73,219) $      106,483,080
                                          ============== ============== ============== =============== ==================
Future policy benefits (4)                $            - $            - $    (348,399) $             - $        (348,399)
Payables to parents and affiliates                     -        218,467              -        (73,051)            145,416
Other liabilities (3)                                  -              -        388,268               -            388,268
                                          -------------- -------------- -------------- --------------- ------------------
   Total liabilities                      $            - $      218,467 $       39,869 $      (73,051) $          185,285
                                          ============== ============== ============== =============== ==================

(1) "Netting" amounts represent cash collateral of $156.4 million and $0.2 million as of December 31, 2014 and 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4) For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 there were no internally valued derivatives with the fair value classified within Level 3, and all other derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $884.0 million was transferred from Level 1 to Level
2. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                              As of December 31, 2014
                                               -----------------------------------------------------
                                                 Internal (1)        External (2)         Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         23,712    $       61,089   $         84,801
Asset-backed securities                                     264            99,953            100,217
Equity securities                                           750             5,540              6,290
Other long-term investments                                 565             1,550              2,115
Reinsurance recoverables                              4,897,545                 -          4,897,545
Receivables from parents and affiliates                       -            19,203             19,203
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets          4,922,836           187,335          5,110,171

Separate account assets                                  84,111           218,813            302,924
                                               ----------------    --------------   ----------------
  Total assets                                 $      5,006,947    $      406,148   $      5,413,095
                                               ================    ==============   ================
Future policy benefits                         $      4,993,611    $            -   $      4,993,611
                                               ----------------    --------------   ----------------
  Total liabilities                            $      4,993,611    $            -   $      4,993,611
                                               ================    ==============   ================

                                                              As of December 31, 2013
                                               -----------------------------------------------------
                                                 Internal (1)       External (2)          Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         15,100    $        3,193   $         18,293
Asset-backed securities                                     355            80,579             80,934
Short-term investments                                       18                 -                 18
Equity securities                                           569             2,731              3,300
Other long-term investments                                   -             1,168              1,168
Reinsurance recoverables                                 11,400                 -             11,400
Receivables from parents and affiliates                       -             4,121              4,121
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets             27,442            91,792            119,234

Separate account assets                                  81,795           198,047            279,842
                                               ----------------    --------------   ----------------
  Total assets                                 $        109,237    $      289,839   $        399,076
                                               ================    ==============   ================
Future policy benefits                         $       (348,399)   $            -   $       (348,399)
Other liabilities                                       388,268                 -            388,268
                                               ----------------    --------------   ----------------
  Total liabilities                            $         39,869    $            -   $         39,869
                                               ================    ==============   ================

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                                          As of December 31, 2014
                            ---------------------------------------------------------------------------------------------------

                                                                                                                     Weighted
                              Fair Value     Valuation Techniques        Unobservable Inputs       Minimum  Maximum  Average
                            -------------- ----------------------  ------------------------------  -------  -------  --------
                            (in thousands)
Assets:

Corporate securities        $       23,712 Discounted cash flow       Discount rate                10.00%   11.75%   10.52%
                                           Market Comparables         EBITDA Multiples (2)           6.1X     6.1X     6.1X
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - Living Benefits          $    4,521,928 Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee        $      375,617 Discounted cash flow       Lapse rate (3)                   0%      15%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Mortality rate (5)               0%      11%
                                                                      Premium Payment (6)              1X    3.75X
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  $    4,993,611 Discounted cash flow       Lapse rate (8)                   0%      14%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Utilization rate (9)            63%      96%
                                                                      Withdrawal rate (10)            74%     100%
                                                                      Mortality rate (11)              0%      14%
                                                                      Equity Volatility curve         17%      28%
-------------------------------------------------------------------------------------------------------------------------------

                            ------------------------
                              Impact of Increase in
                             Input on Fair Value
                                     (1)
                            -----------------------

Assets:

Corporate securities               Decrease
                                   Increase
----------------------------------------------------
Reinsurance recoverables
 - Living Benefits
-----------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee               Decrease

                                   Decrease
                                   Decrease
                                   Decrease
----------------------------------------------------
Liabilities:

Future policy benefits (7)         Decrease

                                   Decrease
                                   Increase
                                   Increase
                                   Decrease
                                   Increase
----------------------------------------------------


                            ---------------


                              Fair Value
                            --------------
                            (in thousands)
Assets:

Corporate securities         $     15,100


-------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee        $     11,400
-------------------------------------------
Liabilities:

Future policy benefits (7)   $  (348,399)






-------------------------------------------
Other Liabilities
                             $    388,268
-------------------------------------------

                            -----------------------------------------------------------------------------------------------------


                                                                    Valuation Techniques
                            ----------------------------------------------------------------------------------------------------

Assets:

Corporate securities        Discounted cash flow
                            Market Comparable
                            Liquidation
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  Discounted cash flow






---------------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------

                                   As of December 31, 2013
                            ------------------------------------------------------------------------------------
                                                                                          Impact of Increase in
                                                                              Weighted   Input on Fair Value
                                  Unobservable Inputs       Minimum  Maximum  Average            (1)
                            ------------------------------  -------  -------  --------  -----------------------

Assets:

Corporate securities           Discount rate                 8.28%   15.00%   10.61%           Decrease
                               EBITDA Multiples (2)           5.0X     7.0X    5.91X           Increase
                               Liquidation value            11.61%   38.49%   31.83%           Increase
----------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
----------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)     Lapse rate (8)                   0%      11%                    Decrease

                               NPR spread (4)                0.08%    1.09%                    Decrease
                               Utilization rate (9)            70%      94%                    Increase
                               Withdrawal rate (10)            86%     100%                    Increase
                               Mortality rate (11)              0%      13%                    Decrease
                               Equity Volatility curve         15%      28%                    Increase
----------------------------------------------------------------------------------------------------------------
Other Liabilities

----------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.
(4)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(5)Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(6)For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.
(7)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(8)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(9)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.
(10)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(11)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $84.1 million and $81.8 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness,

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                              Year Ended December 31, 2014
                                 ---------------------------------------------------------------------------------------
                                      Fixed Maturities Available For Sale
                                 ---------------------------------------------

                                                                                       Trading
                                                                      Commercial       Account         Equity
                                                       Asset-         Mortgage-         Assets       Securities,
                                  Corporate            Backed           Backed         - Equity       Available    Short Term
                                  Securities         Securities       Securities      Securities      for Sale     Investments
                                 -----------------------------------------------------------------------------------------------
                                                                     (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      18,293     $       80,934     $       -      $       2,731   $       569    $      18
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                       1,392                142             -                  -             -            -
    Asset management fees and
     other income                            -                  -             -              1,424             -            -
   Included in other
    comprehensive income
    (loss)                               (145)              (348)           (2)                  -           246            -
 Net investment income                      72                 80             -                  -             -            -
 Purchases                              90,071             89,866        28,077              2,760             -            -
 Sales                                (13,837)                  -             -                  -          (65)            -
 Issuances                                   -                  -             -                  -             -            -
 Settlements                           (9,156)           (48,836)             -            (1,375)             -         (18)
 Transfers into Level 3 (2)              2,769             32,813             -                  -             -            -
 Transfers out of Level 3 (2)          (4,658)           (54,434)      (28,075)                  -             -            -
                                 -------------     --------------     ---------      -------------   -----------    ---------
Fair Value, end of period
 assets/(liabilities)            $      84,801     $      100,217     $       -      $       5,540   $       750    $       -
                                 =============     ==============     =========      =============   ===========    =========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $       (101)     $            -     $       -      $           -   $         -    $       -
    Asset management fees and
     other income                $           -     $            -     $       -      $       1,426   $         -    $       -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                Year Ended December 31, 2014
                                 ------------------------------------------------------------------------------------------

                                 Other Long-      Reinsurance        Receivables         Separate
                                    term          Recoverables     from Parents and   Account Assets     Future Policy
                                 Investments          (4)             Affiliates           (1)             Benefits
                                 ------------   ----------------   ----------------   --------------   ------------------
                                                                       (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      1,168   $      (376,868)    $       4,121     $      279,842   $          348,399
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                        168          4,683,691                -              6,445          (4,690,021)
    Asset management fees and
     other income                        (34)                  -                -                  -                    -
    Interest credited to
     policyholders' account
     balances                               -                  -                -              4,331                    -
   Included in other
    comprehensive income
    (loss)                                  -                  -            (121)                  -                    -
 Net investment income                      -                  -                -                  -                    -
 Purchases                                398            590,722           18,648            114,615                    -
 Sales                                      -                  -                -          (102,309)                    -
 Issuances                                  -                  -                -                  -            (651,989)
 Settlements                             (12)                  -                -                  -                    -
 Transfers into Level 3 (2)               427                  -            1,985                  -                    -
 Transfers out of Level 3 (2)               -                  -          (5,430)                  -                    -
                                 ------------   ----------------    -------------     --------------   ------------------
Fair Value, end of period
 assets/(liabilities)            $      2,115   $      4,897,545    $      19,203     $      302,924   $      (4,993,611)
                                 ============   ================    =============     ==============   ==================
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $        168   $      4,672,815    $           -     $            -   $      (4,679,851)
    Asset management fees and
     other income                $       (34)   $              -    $           -     $            -   $                -
    Interest credited to
     policyholders' account
     balances                    $          -   $              -    $           -     $        4,331   $                -

                                                               Year Ended December 31, 2013
                                 ----------------------------------------------------------------------------------------
                                      Fixed Maturities, Available for Sale
                                 ----------------------------------------------

                                                                                 Trading
                                                                  Commercial     Account         Equity
                                                    Asset-        Mortgage-       Assets       Securities,
                                  Corporate         Backed          Backed       - Equity     Available for   Short Term
                                  Securities      Securities      Securities    Securities        Sale        Investments
                                 ------------------------------------------------------------------------------------------
                                                                      (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      36,981   $     108,727   $          -   $     3,277    $     1,489    $        -
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                     (1,177)               -              -             -            427             -
    Asset management fees and
     other income                            -               -              -           953              -             -
   Included in other
    comprehensive income
    (loss)                             (1,641)           (294)            (3)             -             71             -
 Net investment income                      90             257              -             -              -             -
 Purchases                              14,996          33,078         12,524           380             65             -
 Sales                                 (2,329)             (1)              -       (1,499)        (1,483)             -
 Issuances                                   -               -              -             -              -             -
 Settlements                          (22,446)        (23,098)        (3,434)         (380)              -             -
 Transfers into Level 3 (2)                112               -              -             -              -            18
 Transfers out of Level 3 (2)          (6,293)        (35,239)        (9,087)             -              -             -
 Other (4)                                   -         (2,496)              -             -              -             -
                                 -------------   -------------   ------------   -----------    -----------    ----------
Fair Value, end of period
 assets/(liabilities)            $      18,293   $      80,934   $          -   $     2,731    $       569    $       18
                                 =============   =============   ============   ===========    ===========    ==========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $     (1,648)   $           -   $          -   $         -    $         -    $        -
    Asset management fees and
     other income                $           -   $           -   $          -   $       869    $         -    $        -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                              Year Ended December 31, 2013
                          ---------------------------------------------------------------------------------------------------

                           Other Long-     Receivables        Separate
                              term         from Parents    Account Assets   Reinsurance     Future Policy
                           Investments    and Affiliates        (1)         Recoverables      Benefits       Other Liabilities
                          -------------   --------------   --------------   ------------   ---------------   -----------------
                                                                     (in thousands)
Fair Value, beginning
 of period
 assets/(liabilities)     $         988   $       1,995    $     248,255    $          -   $   (1,417,891)     $   1,287,157
 Total gains (losses)
   (realized/unrealized):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net                (232)               -            1,966          11,400         2,342,621       (2,210,096)
    Asset management
     fees and other
     income                         144               -                -               -                 -                 -
    Interest credited
     to
     policyholders'
     account balances                 -               -           18,978               -                 -                 -
   Included in other
    comprehensive
    income (loss)                     -            (25)                -               -                 -                 -
 Net investment income                -               -                -               -                 -                 -
 Purchases                          268           5,147           80,302               -                 -           534,671
 Sales                                -         (3,495)         (69,659)               -                 -                 -
 Issuances                            -               -                -               -         (576,331)                 -
 Settlements                          -               -                -               -                 -                 -
 Transfers into Level
   3 (2)                              -               -                -               -                 -                 -
 Transfers out of
   Level 3 (2)                        -         (1,997)                -               -                 -                 -
 Other (4)                            -           2,496                -               -
                          -------------   --------------   --------------   ------------   ---------------   -----------------
Fair Value, end of
 period
 assets/(liabilities)     $       1,168   $       4,121    $     279,842    $     11,400   $       348,399     $    (388,268)
                          =============   ==============   ==============   ============   ===============   =================
Unrealized gains
 (losses) for the
 period relating to
 those
 Level 3 assets that
   were still held at
   the end of the
   period (3):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net        $           -               -    $           -    $     11,400   $     2,318,266     $ (2,188,291)
    Asset management
     fees and other
     income               $         122               -    $           -    $          -   $             -     $           -
    Interest credited
     to
     policyholders'
     account balances     $           -               -    $      18,978    $          -   $             -     $           -

                                                                            Year Ended December 31, 2012
                                                     ---------------------------------------------------------------------------
                                                           Fixed Maturities, Available for Sale
                                                     -------------------------------------------------

                                                                                                          Other
                                                                                                         Trading
                                                                                            Commercial   Account      Equity
                                                                                  Asset-    Mortgage-    Assets-    Securities,
                                                     U.S. Treasury Corporate      Backed      Backed      Equity     Available
                                                      Securities   Securities   Securities  Securities  Securities   for Sale
                                                     ------------- ----------- ------------ ---------- ------------ ------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      4,696  $    23,720 $     62,429 $        - $      3,362 $      2,652
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                     -      (3,454)          687          -            -      (1,423)
    Asset management fees and other income                      -            -            -          -         (35)            -
   Included in other comprehensive income (loss)                4        4,070        2,840       (65)            -          264
 Net investment income                                          -          101          364          3            -            -
 Purchases                                                      -        8,714       62,524          -            -            -
 Sales                                                          -         (89)            -          -            -            -
 Issuances                                                      -            -            -          -            -            -
 Settlements                                                    -      (8,656)     (14,566)    (2,496)         (50)            -
 Transfers into Level 3 (2)                                     -       23,995        5,702      5,246            -            -
 Transfers out of Level 3 (2)                                   -     (16,120)     (11,253)    (2,688)            -          (4)
 Other (4)                                                (4,700)        4,700            -          -            -            -
                                                     ------------  ----------- ------------ ---------- ------------ ------------
Fair Value, end of period assets/(liabilities)       $          -  $    36,981 $    108,727 $        - $      3,277 $      1,489
                                                     ============  =========== ============ ========== ============ ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $         - $          - $        - $          - $          -
    Asset management fees and other income           $          -  $         - $          - $        - $       (35) $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                                 Year Ended December 31, 2012
                                                               ----------------------------------------------------------------

                                                               Other Long-               Receivables    Separate
                                                                  term     Reinsurance   from Parents   Account   Future Policy
                                                               investments Recoverables and Affiliates Assets (1)   Benefits
-                                                              ----------- ------------ -------------- ---------- -------------
                                                                                        (in thousands)
Fair Value, beginning of period assets/(liabilities)              $    686   $  868,824         $    -  $ 222,323  $  (912,986)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        (4,659)        2,937              -    (1,476)      (61,390)
    Asset management fees and other income                             (7)            -              -          -             -
    Interest credited to policyholders' account balances                 -            -              -     12,377             -
   Included in other comprehensive income (loss)                         -            -            (5)          -             -
 Net investment income                                                   -            -              -          -             -
 Purchases                                                           4,966      415,396          2,000     94,515             -
 Sales                                                                   -            -              -   (79,484)             -
 Issuances                                                               -            -              -          -     (443,515)
 Settlements                                                             2            -              -          -             -
 Transfers into Level 3 (2)                                              -            -              -          -             -
 Transfers out of Level 3 (2)                                            -            -              -          -             -
                                                               ----------- ------------ -------------- ---------- -------------
Fair Value, end of period assets/(liabilities)                    $    988   $1,287,157         $1,995  $ 248,255  $(1,417,891)
                                                               =========== ============ ============== ========== =============
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
   period (3):
   Included in earnings:
    Realized investment gains (losses), net                       $(4,549)   $   17,516         $    -  $       -  $   (76,581)
    Asset management fees and other income                        $    (7)   $        -         $    -  $       -  $          -
    Interest credited to policyholders' account balances          $      -   $        -         $    -  $  12,377  $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                            December 31, 2014
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    8,486 $1,775,949 $1,784,435 $1,681,553
  Policy loans                                                   -          -  1,123,912  1,123,912  1,123,912
  Other long term investments                                    -          -     11,085     11,085     10,168
  Cash and cash equivalents                                 53,476     93,633          -    147,109    147,109
  Accrued investment income                                      -     90,506          -     90,506     90,506
  Receivables from parents and affiliates                        -     70,668          -     70,668     70,689
  Other assets                                                   -     24,126          -     24,126     24,126
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $53,476 $  287,419 $2,910,946 $3,251,841 $3,148,063
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  929,694 $   40,063 $  969,757 $  976,190
  Cash collateral for loaned securities                          -     65,418          -     65,418     65,418
  Securities sold under agreement to repurchase                  -          -          -          -          -
  Short-term debt                                                -    429,903          -    429,903    423,000
  Long-term debt                                                 -  1,321,501          -  1,321,501  1,288,000
  Payables to parent and affiliates                              -     53,027          -     53,027     53,027
  Other liabilities                                              -    315,736          -    315,736    315,736
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,115,279 $   40,063 $3,155,342 $3,121,371
                                                           ======= ========== ========== ========== ==========

                                                                            December 31, 2013
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    7,827 $1,604,247 $1,612,074 $1,532,165
  Policy loans                                                   -          -  1,086,772  1,086,772  1,086,772
  Other long term investments                                    -          -      4,751      4,751      4,268
  Cash and cash equivalents                                 45,317     56,139          -    101,456    101,456
  Accrued investment income                                      -     89,465          -     89,465     89,465
  Receivables from parents and affiliates                        -     87,849          -     87,849     87,481
  Other assets                                                   -     34,060          -     34,060     34,060
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $45,317 $  275,340 $2,695,770 $3,016,427 $2,935,667
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  851,607 $   40,451 $  892,058 $  901,860
  Cash collateral for loaned securities                          -     84,867          -     84,867     84,867
  Short-term debt                                                -    275,268          -    275,268    274,900
  Long-term debt                                                 -  1,644,827          -  1,644,827  1,592,000
  Payables to parent and affiliates                              -     45,649          -     45,649     45,649
  Other liabilities                                              -    270,339          -    270,339    270,339
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,172,557 $   40,451 $3,213,008 $3,169,615
                                                           ======= ========== ========== ========== ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd., or "Pruco Re". Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. The embedded derivatives are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                        December 31, 2014                    December 31, 2013
                                                ----------------------------------   ---------------------------------
                                                                  Gross Fair Value                    Gross Fair Value
                                                                --------------------                 -------------------
              Primary Underlying                     Notional    Assets  Liabilities      Notional   Assets  Liabilities
------------------------------------------------    --------------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
Currency/Interest Rate
Currency Swaps                                      $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Qualifying Hedges                             $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    =========== ======== ===========     =========== ======= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
Interest Rate
Interest Rate Swaps                                 $ 3,184,400 $192,181   $(20,574)     $ 2,434,400 $47,475  $(185,222)

Currency
Forwards                                                  1,025       40           -             507       2           -
Credit
Credit Default Swaps                                     12,275      150       (513)          14,275      15       (862)
Currency/Interest Rate
Currency Swaps                                          101,653    6,677       (712)          69,450     211     (3,325)
Equity
Total Return Swaps                                      577,054    2,405    (19,670)         332,000       -     (8,057)
Equity Options                                       39,735,182   26,932    (14,210)      40,739,168  19,639     (9,418)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Non-Qualifying Hedges                          43,611,589  228,385    (55,679)      43,589,800  67,342   (206,884)
                                                    =========== ======== ===========     =========== ======= ===========
Total Derivatives (1)                               $43,902,689 $243,118   $(58,687)     $43,839,401 $73,646  $(218,467)
                                                    =========== ======== ===========     =========== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $4,994 million and an asset of $348 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,522 million and a liability of $388 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively. The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $376 million and $11 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables." See Note 12 for additional information on the agreement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                              December 31, 2014
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $      242,523 $      (215,066) $       27,457 $        (7,194) $      20,263
Securities purchased under agreement to resell          93,633               -          93,633         (93,633)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      336,156 $      (215,066) $      121,090 $      (100,827) $      20,263
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $       58,687 $       (58,687) $            - $             -  $           -
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $       58,687 $       (58,687) $            - $             -  $           -
                                                ============== ===============  ============== ===============  =============

                                                                              December 31, 2013
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $       73,219 $       (73,219) $            - $             -  $           -
Securities purchased under agreement to resell          56,139               -          56,139         (56,139)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      129,358 $       (73,219) $       56,139 $       (56,139) $           -
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $      218,467 $       (73,051) $      145,416 $      (136,593) $       8,823
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $      218,467 $      (73,051)  $      145,416 $      (136,593) $       8,823
                                                ============== ===============  ============== ===============  =============

  (1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                    Year Ended December 31, 2014
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,027     $     908           $16,286
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,027           908            16,286
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                              350,946                -             -                 -
  Currency                                                        86                -             -                 -
  Currency/Interest Rate                                      14,344                -           126                 -
  Credit                                                           2                -             -                 -
  Equity                                                    (65,424)                -             -                 -
  Embedded Derivatives                                     (209,398)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                                 90,556                -           126                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $       90,556     $      1,027     $   1,034           $16,286
                                                      ==============     ============     =========     =============

                                                                    Year Ended December 31, 2013
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,029     $   (794)          $(4,848)
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,029         (794)           (4,848)
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                            (191,954)                -             -                 -
  Currency                                                        51                -             -                 -
  Currency/Interest Rate                                     (3,450)                -          (17)                 -
  Credit                                                     (1,106)                -             -                 -
  Equity                                                   (130,714)                -             -                 -
  Embedded Derivatives                                       274,374                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                               (52,799)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $     (52,799)     $      1,029     $   (811)          $(4,848)
                                                      ==============     ============     =========     =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                Year Ended December 31, 2012
                                       -------------------------------------------------------------
                                                                                      Accumulated
                                            Realized          Net                        Other
                                           Investment      Investment    Other       Comprehensive
                                         Gains (Losses)      Income      Income     Income (Loss)(1)
                                       -------------------------------------------------------------
                                                               (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                 $             -   $      707   $      46           $(2,376)
                                         ---------------   ----------   ---------   ----------------
  Total cash flow hedges                               -          707          46            (2,376)
                                         ---------------   ----------   ---------   ----------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    1,309            -           -                  -
  Currency                                         (147)            -           -                  -
  Currency/Interest Rate                           (866)            -         (6)                  -
  Credit                                           (763)            -           -                  -
  Equity                                        (69,527)            -           -                  -
  Embedded Derivatives                         (116,431)            -           -                  -
                                         ---------------   ----------   ---------   ----------------
  Total non-qualifying hedges                  (186,425)            -         (6)                  -
                                         ---------------   ----------   ---------   ----------------
  Total                                  $     (186,425)   $      707   $      40           $(2,376)
                                         ===============   ==========   =========   ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                   $  2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                        147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013           (4,519)
Amount reclassified into current period earnings                                                (329)
                                                                                     ----------------
Balance, December 31, 2013                                                                    (4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014            22,880
Amount reclassified into current period earnings                                              (6,594)
                                                                                     ----------------
Balance, December 31, 2014                                                                   $ 11,585
                                                                                     ================

As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $12 million and $14 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $37 million. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $68 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $7 million, $7 million and $6 million for the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $20 million, $22 million and $18 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $9 million, $8 million and $8 million for both the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $862 million, $877 million, and $1,222 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Corporate Owned Life Insurance

The Company has sold five Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,812 million at December 31, 2014 and $2,595 million at December 31, 2013. Fees related to these COLI policies were $45 million, $42 million and $35 million for the years ended December 31, 2014, 2013 and 2012; respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc., ("Prudential of Taiwan"), Prudential Arizona Reinsurance Captive Company, ("PARCC"), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company, ("PAR Term"), PAR U, PURC, and Prudential Term Reinsurance Company, ("Term Re"), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

                                                              December 31,       December 31,
                                                                  2014               2013
                                                           -----------------  -----------------
                                                                      (in thousands)

Reinsurance recoverable                                    $      20,594,371  $      13,614,964
Policy loans                                                         (69,501)           (64,720)
Deferred policy acquisition costs                                 (1,709,625)        (1,627,838)
Other assets                                                          39,458             42,895
Policyholders' account balances                                    4,827,071          4,681,356
Future policy benefits and other policyholder liabilities          2,193,735          1,359,340
Other liabilities (reinsurance payables) (1)                         433,627            618,781

(1)December 31, 2013 includes $388 million reclassed from reinsurance recoverables to other liabilities.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The reinsurance recoverables by counterparty is broken out below.

                                  December 31,      December 31,
                                      2014              2013
                                ----------------- -----------------
                                          (in thousands)
UPARC                           $         407,209 $          44,835
PAR U                                   9,147,870         8,091,714
PURC                                    1,564,913           897,323
PARCC                                   2,499,567         2,411,157
PAR Term                                1,001,181           816,787
Term Re                                    97,099                 -
Prudential Insurance                      188,466           190,035
Pruco Re (1)                            4,522,665               642
Prudential of Taiwan                    1,157,881         1,157,639
Unaffiliated                                7,520             4,832
                                ----------------- -----------------
Total Reinsurance Recoverables  $      20,594,371 $      13,614,964
                                ================= =================

(1)December 31, 2013 excludes $388 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

                                                                       2014              2013              2012
                                                                 ----------------  ----------------  ----------------
                                                                                    (in thousands)
Premiums:
Direct                                                           $      1,408,833  $      1,319,390  $      1,221,990
Assumed                                                                         -                 -                 -
Ceded                                                                  (1,342,627)       (1,262,539)       (1,153,854)
                                                                 ----------------  ----------------  ----------------
   Net Premiums                                                            66,206            56,851            68,136
                                                                 ----------------  ----------------  ----------------
Policy charges and fee income:
Direct                                                                  2,763,536         2,356,617         2,048,167
Assumed                                                                   477,921           294,689                 -
Ceded                                                                  (1,166,605)         (770,381)         (513,404)
                                                                 ----------------  ----------------  ----------------
   Net policy charges and fee income:                                   2,074,852         1,880,925         1,534,763
                                                                 ----------------  ----------------  ----------------
Net investment income
Direct                                                                    406,620           421,107           419,010
Assumed                                                                     1,362             1,288                 -
Ceded                                                                      (3,964)           (3,384)           (1,500)
                                                                 ----------------  ----------------  ----------------
   Net investment income                                                  404,018           419,011           417,510
                                                                 ----------------  ----------------  ----------------
Net other income:
Direct                                                                     49,891            51,268            43,710
Assumed & Ceded                                                             7,936           (31,119)           30,303
                                                                 ----------------  ----------------  ----------------
   Net other income                                                        57,827            20,149            74,013
                                                                 ----------------  ----------------  ----------------
Interest credited to policyholders' account balances:
Direct                                                                    459,982           118,714           217,982
Assumed                                                                   117,725           146,011                 -
Ceded                                                                    (209,392)         (218,988)          (51,990)
                                                                 ----------------  ----------------  ----------------
   Net interest credited to policyholders' account balances               368,315            45,737           165,992
                                                                 ----------------  ----------------  ----------------
Policyholders' benefits (including change in reserves):
Direct                                                                  1,824,994         1,504,351         1,666,651
Assumed                                                                   792,616            76,425                 -
Ceded                                                                  (2,273,896)       (1,401,852)       (1,313,157)
                                                                 ----------------  ----------------  ----------------
   Net policyholders' benefits (including change in reserves)             343,714           178,924           353,494
                                                                 ----------------  ----------------  ----------------
Net reinsurance expense allowances, net of capitalization and
 amortization                                                            (266,048)         (143,100)         (204,225)
Realized investment gains (losses) net:
Direct                                                                 (4,375,107)        2,045,435          (102,605)
Assumed                                                                         -                 -                 -
Ceded                                                                   4,489,174        (2,058,885)          (53,842)
                                                                 ----------------  ----------------  ----------------
   Realized investment gains (losses) net                        $        114,067  $        (13,450) $       (156,447)
                                                                 ----------------  ----------------  ----------------

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                          2014                2013                2012
                                                   ------------------  ------------------  ------------------
                                                                         (in thousands)
Direct gross life insurance face amount in force   $      709,800,479  $      661,834,408  $      612,238,145
Assumed gross life insurance face amount in force          44,519,176          44,691,950                   -
Reinsurance ceded                                        (694,659,804)       (650,340,432)       (557,559,303)
                                                   ------------------  ------------------  ------------------
Net life insurance face amount in force            $       59,659,851  $       56,185,926  $       54,678,842
                                                   ==================  ==================  ==================

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective January 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.

Effective July 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the "PURC Novated Coinsurance Agreement"). There is no financial impact to the Company as a result of this transaction.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in "PARU" above).

Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $364 million, $311 million, and $227 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $12 million, $11 million, and $11 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $15 million for the years ended December 31, 2014, 2013, and 2012. These expenses are recorded as "Net Investment Income" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                                                              Additional
                                                                                                               Paid-in
                                                                                                             Capital, Net
                                                                                                                of Tax
                                                                                         Fair                 Increase/
Affiliate              Date   Transaction                 Security Type                  Value    Book Value  (Decrease)
--------------------- ------- ------------- ------------------------------------------ ---------- ---------- ------------
                                                                                                            (in millions)
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities                           $      126 $      108  $    (12)
PAR U                 Jan-13  Transfer Out  Fixed Maturities                                  126        108          -
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,825      4,825        (1)
PAR U                 Jan-13  Transfer Out  Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,826      4,821          -
UPARC                 Feb-13  Transfer In   Fixed Maturities                                   56         52          -
PAR U                 Feb-13  Transfer Out  Fixed Maturities                                  132        122          -
Prudential Insurance  Mar-13  Purchased     Fixed Maturities                                   47         44        (2)
Prudential Insurance  Sep-13  Sale          Commercial Mortgages                                2          2          1
Prudential Financial  Sep-13  Transfer Out  Fixed Maturities                                   25         25        (1)
UPARC                 Sep-13  Transfer In   Fixed Maturities & Private Equity                 192        189          -
PARU                  Sep-13  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    704        694          -
Prudential Insurance  Mar-14  Purchased     Fixed Maturities                                   13         13          -
Prudential Financial  Sep-14  Transfer In   Fixed Maturities & Private Equity                  81         77          3
Prudential Financial  Sep-14  Transfer Out  Fixed Maturities                                  142        136        (4)
PURC                  Sep-14  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    178        172          -
PALAC                 Oct-14  Purchased     Fixed Maturities                                   10          9          -
Prudential Insurance  Dec-14  Purchased     Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    122        102       (13)
PURC                  Dec-14  Purchased     JV/LP Investment                                    3          3          -


                                            Realized
                                           Investment Derivative
                                             Gain/      Gain/
              Security Type                  (Loss)     (Loss)
------------------------------------------ ---------- ----------

Fixed Maturities                            $     -   $       -
Fixed Maturities                                 18           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            -           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            5           -
Fixed Maturities                                  -           -
Fixed Maturities                                 10           -
Fixed Maturities                                  -           -
Commercial Mortgages                              -           -
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           3
Fixed Maturities, Commercial Mortgages, &
Private Equity                                   10        (15)
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           -
Fixed Maturities                                  -           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    6         (8)
Fixed Maturities                                (1)           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    -           -
JV/LP Investment                                  -           -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                               Amount of Notes - Amount of Notes -
Affiliate                          Date Issued December 31, 2014 December 31, 2013 Interest Rate Date of Maturity
---------                          ----------- ----------------- ----------------- ------------- -----------------
                                                (in thousands)
Prudential Financial               11/15/2010   $            -    $       66,000           3.01%        11/13/2015
Prudential Financial                6/20/2011           50,000           150,000   2.17% - 3.17%   6/2014 - 6/2016
Prudential Financial               12/15/2011           11,000           159,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/16/2011           22,000            33,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/20/2012                -            88,000           1.37%        12/15/2015
Prudential Insurance               12/20/2010          204,000           204,000           3.47%        12/21/2015
Washington Street Investment        6/20/2012          237,000           316,000   2.06% - 3.02%   6/2014 - 6/2017
Washington Street Investment       12/17/2012          198,000           264,000   1.12% - 1.87% 12/2014 - 12/2017
Washington Street Investment       12/17/2012           39,000            52,000   1.21% - 1.87% 12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000             9,000           2.24%        12/15/2018
Prudential Financial               11/15/2013           23,000            23,000           3.19%        12/15/2020
Prudential Insurance                12/6/2013          120,000           120,000           2.60%        12/15/2018
Prudential Insurance                12/6/2013          130,000           130,000           4.39%        12/15/2023
Prudential Insurance                12/6/2013          250,000           250,000           3.64%        12/15/2020
Pru Funding, LLC                   12/31/2013                -             2,900           0.23%          1/7/2014
Prudential Insurance                9/25/2014           30,000                 -           1.89%         6/20/2017
Prudential Insurance                9/25/2014           40,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           20,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014           50,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           50,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014          100,000                 -           3.47%         6/20/2021
Prudential Insurance                9/25/2014          100,000                 -           3.95%         6/20/2024
Prudential Financial               12/15/2014            5,000                 -           2.57%        12/15/2019
Prudential Financial               12/15/2014           23,000                 -           3.14%        12/15/2021
                                                --------------    --------------
Total Loans Payable to Affiliates               $    1,711,000    $    1,866,900
                                                ==============    ==============

The total interest expense to the Company related to loans payable to affiliates was $52.3 million, $40.2 million, and $43.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million respectively to Prudential Insurance. In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

13. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                     March 31     June 30    September 30  December 31
                                                   ----------------------------------------------------
                                                                      (in thousands)

2014
Total revenues                                     $    815,709 $    782,985 $    687,949  $    807,454
Total benefits and expenses                             469,135      483,283      512,624       702,879
Income (loss) from operations before income taxes       346,574      299,702      175,325       104,575
Net income (loss)                                  $    279,170 $    249,068 $    172,179  $     85,386
                                                   ============ ============ ============  ============

2013
Total revenues                                     $    690,333 $    656,314 $    681,086  $    668,041
Total benefits and expenses                             235,444      229,901     (178,013)      303,812
Income (loss) from operations before income taxes       454,889      426,413      859,099       364,229
Net income (loss)                                  $    347,055 $    311,997 $    577,646  $    301,512
                                                   ============ ============ ============  ============

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2014 and 2013; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 4)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 9)

(b) (2) List of Broker Dealers selling under original Selling Agreement.
(Note 10)

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 10)

(4) (a) Form of B, L, and X Base Contract P-BLX/IND (2/10) and Form of "C" Base Contract P-CR/IND (2/10) (including B, L, X & C schedule pages). (Note 2)

(4) (a)(1) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10) and (P-C-DCD-IND (2/10). (Note 9)

(b) Form of Medically Related Surrender Endorsement P-END-MRS (02/10). (Note 2)

(c) Form of Medically Related Surrender Schedule Supplement P-SCH-MRS (02/10). (Note 2)

(d) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). (Note 2)

(e) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). (Note 2)

(f) Form of Market Value Adjustment Option Rider P-RID-MVA (02/10). (Note 2)

(g) Form of Market Value Adjustment Option Rider Schedule Supplement P-SCH-MVA (02/10). (Note 2)

(h) Form of Dollar Cost Averaging Program Rider P-RID-DCA (02/10). (Note 2)

(i) Form of Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (02/10). (Note 2)

(j) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). (Note 2)

(k) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). (Note 2)

(l) Form of Combination Death Benefit Rider P-RID-HAVROLL (02/10). (Note 2)

(m) Form of Combination Death Benefit Schedule Supplement P-SCH-HAVROLL (02/10). (Note 2)

(n) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10).
(Note 2)

(o) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 2)

(p) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 2)

(q) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 2)

(r) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-(02/10)). (Note 2)

(s) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-(02/10)). (Note 2)

(t) Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider
(P-RID-HD6-LIA-(02/10)). (Note 2)

(u) Form of Highest Daily Lifetime 6 Plus with LIA Schedule
(P-SCH-HD6-LIA-(02/10)). (Note 2)

(v) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09). (Note 7)

(w) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09). (Note 7)

(x) Form of GRO Plus II benefit rider (P-RID-GRO (02/10). (Note 2)

(y) Form of GRO Plus II benefit schedule (P-SCH-GRO (02/10). (Note 2)

(z) Form of 403(b) Annuity Endorsement (P-END-403 (2/10). (Note 2)

(aa) Form of Beneficiary Annuity Endorsement P-ENDBENE (2/10). (Note 2)

(ab) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2/10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10), and
(P-C-DCD-IND(2/10). (Note 9)

(ac) Form of Affiliation Credit Endorsement P-END-ACE(2/10). (Note 10)

(ad) Form of Highest Daily GRO II Benefit Schedule Supplement
(P-SCH-HDGRO(11/09)((8/10)). (Note 11)

(ae) Highest Daily Lifetime Income Benefit Rider P-RID-HD(1/11). (Note 13)

(af) Highest Daily Lifetime Income Benefit Schedule Supplement P-SCH-HD (1/11). (Note 13)

(ag) Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider P-RID-HD-LIA(1/11). (Note 13)

(ah) Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement P-SCH-HD-LIA(1/11). (Note 13)

(ai) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12). (Note 14)

(aj) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
(P-SCH-HD-7-12). (Note 14)

(ak) Form of Highest Daily Lifetime Income Benefit 2.0 with LIA rider (P-RID-HD-LIA-7-12). (Note 14)

(al) Form of Highest Daily Lifetime Income Benefit 2.0 with LIA schedule (P-SCH-HD-LIA-7-12). (Note 14)

(am) Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB rider (P-RID-HD-HDB-7-12). (Note 14)

(an) Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB schedule (P-SCH-HD-HDB-7-12). (Note 14)

(ao) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages). (Note 15)

(ap) Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB(2-13) (includes schedule pages). (Note 15)

(4) (aq) Amendatory Tax Endorsement. (Note 16)

(5) (a) Application form for the Contract P-VAA (02/10). (Note 9)

(b) Form of Application form for the Contract P-IBVAA (02/10). (Note 9)

(c) Form of Application for the Contract ORD202826 Rev (7/12). (Note 14)

(d) Form of Applications for the Contract ORD202826 Rev (2/13) and Beneficiary Contract ORD202828 Rev (2/13). (Note 15)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 6)

(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Copy of Contract of reinsurance in connection with Variable Annuity
Contracts:

(a) Coinsurance Agreement for HD6+. (Note 16)

(b) Pruco Reinsurance Ltd. for HDI benefit filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-170466 filed April 1, 2011.

(c) Coinsurance Agreement for HD1 2.0. (Note 18)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 9)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 9)

(c) Shareholder Information Agreement (Sample Rule 22C-2). (Note 8)

(d) Amendment to Fund Participation Agreement. (Note 16)

(9) Opinion of Counsel. (Note 2)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1).

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) Power of Attorney for Bernard J. Jacob (Note 1)

(b) Power of Attorney for Robert F. O'Donnell (Note 12)

(c) Power of Attorney for Yanela C. Frias (Note 1)

(d) Power of Attorney for Kent D. Sluyter (Note 1)

(e) Power of Attorney for Richard F. Lambert (Note 1)

(f) Power of Attorney for John Chieffo (Note 1)

(g) Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-162673, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-184541, filed January 22, 2015 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed July 31, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162673, filed February 13, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162673, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------  ------------------------------------------
 Yanela C. Frias                     Vice President, Director, Chief Accounting
 213 Washington Street               Officer, and Chief Financial Officer
 Newark, New Jersey 07102-2917

 John Chieffo                        Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Lynn K. Stone                       Vice President, Chief Legal Officer, and
 One Corporate Drive                 Secretary
 Shelton, Connecticut 06484-6208

 Theresa M. Dziedzic                 Senior Vice President, Chief Actuary, and
 751 Broad Street                    Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                    Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                  Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                   Senior Vice President and Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                 Director, Chief Executive Officer, and
 One Corporate Drive                 President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                     Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                    Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 67,218 Qualified contract owners and 22,516 Non-Qualified contract owners of the X series, 185,821 Qualified contract owners and 73,471 Non-Qualified contract owners of the B series, 101,919 Qualified contract owners and 41,948 Non-Qualified contract owners of the L series, and 8,012 Qualified contract owners and 5,587 Non-Qualified contract owners of the C series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

 NAME                                POSITIONS AND OFFICES WITH UNDERWRITER
 ----                             --------------------------------------------
 Timothy S. Cronin                Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Bruce Ferris                     Director, President and Chief Executive
 One Corporate Drive              Officer
 Shelton, Connecticut 06484-6208

 Christopher J. Hagan             Chief Operating Officer and Vice President
 2101 Welsh Road
 Dresher, PA 19025-5000

 Yanela C. Frias                  Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

Rodney R. Allain                  Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Dawn M. LeBlanc                   Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Mark Livesay                      Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

John D. Rosero                    Vice President, Secretary and Chief Legal
213 Washington Street             Officer
Newark, New Jersey 07102-2917

Elizabeth Marin                   Treasurer
751 Broad Street
Newark, New Jersey 07102-2917

Steven Weinreb                    Chief Financial Officer and Controller
Three Gateway Center
Newark, New Jersey 07102-4061

Michael B. McCauley               Vice President and Chief Compliance Officer
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert R. Costello                Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5000

Patricia L. Kelley                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Andrew A. Morawiec                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

William D. Wilcox                 Vice President
280 Trumbull Street
Hartford, Connecticut 06103-3509

Richard W. Kinville               AML Officer
751 Broad Street
Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life.

                      NET UNDERWRITING
NAME OF PRINCIPAL      DISCOUNTS AND   COMPENSATION ON  BROKERAGE
UNDERWRITER             COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------     ---------------- --------------- ----------- ------------
Prudential Annuities
  Distributors, Inc.*   $773,337,473        $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April 2015.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                       BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
--------------------------------
Robert F. O'Donnell
President and Chief
Executive Officer

                         PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -----------------------------
     Robert F. O'Donnell
     President and Chief
     Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        SIGNATURE                          TITLE                     DATE

/s/ Robert F. O'Donnell     Director, President and Chief        April 8, 2015
--------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*            Chief Financial Officer, Chief       April 8, 2015
--------------------------  Accounting Officer, Vice President
Yanela C. Frias             and Director (Principal Accounting
                            Officer)

John Chieffo*               Director                             April 8, 2015
--------------------------
John Chieffo

Kenneth Y. Tanji*           Director                             April 8, 2015
--------------------------
Kenneth Y. Tanji

Bernard J. Jacob*           Director                             April 8, 2015
--------------------------
Bernard J. Jacob

Richard F. Lambert*         Director                             April 8, 2015
--------------------------
Richard F. Lambert

Kent D. Sluyter*            Director                             April 8, 2015
--------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     --------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13)(a) Power of Attorney - Bernard J. Jacob

(13)(c) Power of Attorney - Yanela C. Frias

(13)(d) Power of Attorney - Kent D. Sluyter

(13)(e) Power of Attorney - Richard F. Lambert

(13)(f) Power of Attorney - John Chieffo

(13)(g) Power of Attorney - Kenneth Y. Tanji